(OUTSIDE FRONT COVER)

                                                     CLASS A, B, C & Y SHARES

                                                                  Semi-Annual
                                                                       Report



[LOGO]
The Munder Funds
Investments                                                 DECEMBER 31, 1998
for all seasons

                                                      THE MUNDER EQUITY FUNDS
                                                                     Balanced
                                                              Growth & Income
                                                         International Equity
                                                             Micro-Cap Equity
                                                          Multi-Season Growth
                                                Real Estate Equity Investment
                                                              Small-Cap Value
                                                         Small Company Growth
                                                                        Value

                                                 THE MUNDER FRAMLINGTON FUNDS
                                                 Framlington Emerging Markets
                                                       Framlington Healthcare
                                             Framlington International Growth

                                                (INSIDE FRONT COVER)

                                                "It is this type of focus
                                                that we value: focused
                                                investors and focused fi-
                                                nancial consultants,
                                                coupled with a fund fam-
                                                ily that provides di-
                                                sciplined investment
                                                styles."


The Munder Funds
        Letter to shareholders


Dear fellow shareholders:

     On the following pages you will find the most recent financial information for The Munder Funds. I hope you are pleased with the performance and operations of the Funds. We are pleased to be able to present this information and report to you the activities of The Munder Family of Mutual Funds.

     As I am sure you all are aware, the last half of 1998 was quite rocky for the stock markets here in the U.S. and around the world. The correction that occurred in the third quarter was quite a test for many investors. Even though it was fairly short lived, it was much more severe than any such correction we have seen in several years. I am pleased to say that most investors maintained their focus and rode out the ups and downs of the market. Those that did were rewarded as they recovered much of their paper losses by the end of October.

     It is this type of focus that we value: focused investors and focused financial consultants, coupled with a fund family that provides disciplined investment styles. Our various funds provide you with exposure to specific parts of the market in a very disciplined manner.

     As you are likely well aware, the last few years have seen the stock market dominated by the largest companies, similar to the nifty fifty phenomenon of the 1970's. November and December saw the market broaden out to provide some much welcome relief to small cap stocks. We are encouraged that the market is finally beginning to recognize the value that small cap stocks bring, and we believe that the economic conditions favor increased emphasis on these securities.

     If you have any questions, please call the Fund at 1-800-4MUNDER, or call your financial advisor. You may also contact us through our website at http://www.munder.com. Thank you very much for your confidence in Munder Capital Management and the Munder Family of Mutual Funds



Very truly yours

/s/ Lee Munder
---------------------
Lee Munder, President

Table of
Contents

EQUITY FUNDS OVERVIEW
            iii    Munder Balanced Fund
            iv     Munder Growth & Income Fund
            iv     Munder International Equity Fund
            v      Munder Micro-Cap Equity Fund
            v      Munder Multi-Season Growth Fund
            vi     Munder Real Estate Equity Investment Fund
            vi     Munder Small-Cap Value Fund
            vii    Munder Small Company Growth Fund
            vii    Munder Value Fund
            viii   Munder Framlington Emerging Markets Fund
            viii   Munder Framlington Healthcare Fund
            ix     Munder Framlington International Growth Fund
PORTFOLIO OF INVESTMENTS --
            1      Munder Balanced Fund
            6      Munder Growth & Income Fund
            8      Munder International Equity Fund
            22     Munder Micro-Cap Equity Fund
            24     Munder Multi-Season Growth Fund
            26     Munder Real Estate Equity Investment Fund
            27     Munder Small-Cap Value Fund
            29     Munder Small Company Growth Fund
            31     Munder Value Fund
            33     Munder Framlington Emerging Markets Fund
            37     Munder Framlington Healthcare Fund
            40     Munder Framlington International Growth Fund
            44     Financial Statements
            62     Financial Highlights
            101    Notes to Financial Statements

-----------------------------------------------------------------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Management's Discussion and
Analysis of Fund Operations

The Investment Environment

      Although economic growth continued to be robust through the fourth calendar quarter of 1998, there were increasing signs of slower growth in the quarters to come. Consumer demand remained one of the key sources of economic strength. This demand was supported by growth in employment and income as well as high levels of consumer confidence and net financial assets. Business investment in plant and equipment, especially in high tech equipment, continued to be another area of strength.

      Moderation in growth is coming largely through the effects of the financial crisis in many of the emerging markets, including Southeast Asia. U.S. companies involved in trade with that region have experienced falling exports, increased competition from imports, reduced sales and earnings and weaker pricing power. The net effect of global financial turmoil can be seen in the significant increase in the U.S. trade deficit. Declining exports and increasing imports should result in a moderation of overall demand and production in the U.S. economy, even if domestic demand remains strong.

      Inflation remained subdued throughout the fourth quarter of 1998 and for 1998 as a whole. It is currently estimated that inflation for 1998, as measured by the Consumer Price Index, will be approximately 1.6%. This is lower than last year's increase of 2.3%. A significant decline in commodity prices, including the price of oil, is one reason for the continuing improvement in inflation. With commodity prices already so low, many analysts anticipate that there will be some increase in inflation in 1999 but nothing significantly above a range of 2.00% to 2.5%. Continued moderation in inflation would give the Federal Reserve important latitude in decision-making during the year to come. In fact we have already seen in early February 1999 that even though there is debate, the Federal Reserve has chosen to leave interest rates alone again.

The Financial Markets

      At the time of our last financial report to shareholders at June 30, 1998, the markets had experienced a period of strength and were showing early signs of the weakness that would rock the markets in August, September and early October of 1998. Since that time, both the stock and bond market experienced significant volatility during 1998. The currency and financial problems in Southeast Asia, which negatively impacted the economies of Thailand, Korea and Indonesia in late 1997, moved to Russia and then Latin America in 1998. The financial turmoil overseas, impeachment proceedings here in the U.S., severe difficulties experienced by hedge funds and the discovery of more bad loans by domestic and foreign banks contributed to market volatility. Given the increasingly global nature of the financial markets, fear of where problems would surface next resulted in the most significant flight to liquidity in financial market history. Market speculators placed a premium on securities that could be sold quickly if necessary. In the stock market, liquidity was equated with size. In the bond market, liquidity meant U.S. Treasury bonds.

The Stock Market

      The S&P 500 Index generated a total return of 9.22% for the second half of 1998, although this overall return was masked by significant volatility. The S&P 500 Index's third quarter of 1998 return was -9.95 while its fourth quarter 1998 return was 21.30%. The fourth quarter return was its strongest quarterly return since the first quarter of 1987. The market broadened during the fourth quarter, which helped the performance of smaller capitalization stocks. For the quarter as a whole, however, large company stocks continued to generate the strongest returns. As an example, the Russell 2000 Index, which is dominated by small company stocks, generated a return of 16.31% for the fourth quarter and -2.54% for the year ended December 31, 1998. This was a robust absolute return but significantly lower than the 21.3% quarterly return and 28.57% annual return for the larger capitalization S&P 500 Index. In fact, the fourth quarter was the fifth consecutive quarter, and the ninth out of the last 10 quarters, in which the S&P 500 Index outperformed the Russell 2000 Index. Over that 2-1/2 year period of time, the S&P 500 Index has earned a return approximately 65% higher than the Russell 2000 Index.

      It is also interesting to note that, although the S&P 500 produced a return of 28.57% for 1998, over 40% of the stocks in that universe actually posted negative returns. In other words, a handful of very large companies produced sizable returns while the rest of the stock market produced lackluster or negative returns. The market's message was loud and clear: in time of uncertainty and volatility, speculators will pay large premiums for stocks that are liquid -- easy to buy and sell.

      For investors with a disciplined approach to buying and selling stocks, it was frustrating to see the market continue to focus primarily on size. Over the long term, however, and stock investors by definition are long-term investors, fundamentals such as earnings growth, low debt, high return on equity and reasonable valuation should determine the performance of a stock. Over the past few years, the market has been reminiscent of the early 1970s when returns from a group of large capitalization stocks known as the "nifty fifty" far outpaced the rest of the market and virtually all measures of reasonable valuation. It is important to note that the "nifty fifty" then dramatically underperformed the market during a subsequent 15 year period. We believe that the Federal Reserve's commitment to providing liquidity will encourage investors to once again focus on the fundamentals of a company rather than simply its size.

      The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class Y Shares, net of Fund expenses.

Munder Balanced Fund

Fund Manager: The Munder Balanced Fund Committee

      The Fund earned a return of 3.66% for the six-month period ended December 31, 1998, relative to the 4.16% average return for the Lipper universe of balanced mutual funds.

      The Fund's strongest holdings during the fourth quarter of 1998 were the growth-oriented stocks. Both the larger and smaller company growth stocks in the Fund delivered strong absolute and relative performance for the fourth quarter. Large and small company value stocks also delivered double-digit returns during the quarter. However, value stocks in general lagged the performance of growth stocks during the final quarter of 1998. As we mentioned in our June 30, 1998 Annual Report, we have been gradually shifting the equity portion of the Fund away from stocks that fit our Accelerating Fund style, toward a blend of large and small, growth and value stocks. We believe that this broadening out of the portfolio will have long term positive impacts on the performance of the Fund and reduce the volatility of the equity holdings. In fact, this broadening did help lead the Fund to above median returns over the last three months of the year in 1998.

      The Fund's bond holdings, which are managed in a style similar to the Munder Bond Fund, performed well in comparison with the general fixed income market as investors sought the safety of high quality securities over more speculative or higher yielding types of issues.

Munder Growth & Income Fund

Fund Manager: Otto G. Hinzmann, Jr.

      The Fund exhibited a return of 2.38% for the six-month period ended December 31, 1998, relative to the 1.80% average return for the Lipper universe of equity income mutual funds.

      The Fund's focus on yield helped to dampen some of the volatility of the third quarter of 1998, as the Fund performed in line with the median fund in its equity income sector. The Fund continues to have a yield above that of the S&P 500 while maintaining an average PE ratio lower than the S&P 500.

      Strong Fund sectors during the fourth calendar quarter included communication services (up 32% versus 28% for the S&P communication services group), capital goods (up 21% versus 19% for the S&P capital goods sector), healthcare (up 16% versus 14% for the S&P healthcare group) and energy (up 7% versus 0.3% for the S&P energy sector). One of the strongest performing individual stocks in the Fund was Xerox, up 39% for the fourth quarter. The Fund's utility holdings, accounting for 15% of the portfolio, had strong relative performance, with returns of 4% relative to a 1.6% return for the S&P utility sector. Utility stocks, however, trailed the overall market during the fourth quarter of 1998.

      The sectors of the Fund that lagged in relative terms during the fourth quarter of 1998 were the financial group and REITs. During the fourth quarter the Fund's financial stocks were up by 7.1% compared with 21% for the S&P financial sector. This deviation in performance was largely due to the Fund's lack of exposure to the money center bank stocks which generated strong returns during the fourth quarter. REIT stocks have been particularly hard hit during all of 1998, and we have gradually reduced the Fund" exposure to REIT stocks over the course of the period. At this time REIT stocks in general provide higher yields that many fixed income categories, and with the potential for equity appreciation, are attractive for the Fund. However, the overall market's negative sentiment on this sector have caused us to reduce their weighting in the Fund.

Munder International Equity Fund

Fund Managers: Theodore Miller and Todd B. Johnson

      The Fund generated a return of -1.17% for the six-month period ended December 31, 1998, relative to the 2.30% return for the FT/S&P Actuaries World ex-U.S. Index and the -2.32% average return for the Lipper universe of international equity mutual funds. It has outperformed the FT World ex-U.S. Index for the two-year and three-year time periods ended December 31, 1998.

      The diversification of the 685 stock, 46 country Munder International Equity Fund was a positive for performance during most of 1998. However, the negative investment environment in emerging markets had an effect on Fund performance. The month of December, 1998, for example, was characterized by weakness in the emerging markets, including Brazil, Russia, China, Argentina and Chile. These same markets had rebounded in November, 1998.

      In the market quantitative portion of the Fund, five of the top ten performers were in the software manufacturing business. Business Objects, a Canadian software firm, was up 71% in the month of December due to a positive investing environment for software makers. Corel Corp., a Canadian software maker, rallied 53.3% during December when the company acquired a 25% stake in GraphOn, a privately held software firm. CBT Group, an Irish software maker, rose 41.6% in December when the company announced that it would acquire Knowledge Ware, a business skills education firm.

      In the economic quantitative portion of the Fund, Wickes Plc, a British home building supplier, was up 51.5% in December due to improved sales. ML Laboratories, a British pharmaceutical company, rose 32% for December when the company hired several well- respected new board members. Credit Lyonnaise, a French bank, rose 28.4% in December on news that AXA, the largest insurance company in the world, would buy a 5% stake in the company with the option to buy more.

      Weakness in the U.S. dollar in December positively affected the Fund by approximately 2.1 percentage points in December. For the six months ended December 31, 1998, the net weakness in the U.S. dollar boosted Fund returns by approximately 7.0 percentage points. We do not hedge the investments in this Fund back to the U.S. dollar, as we believe that investors seek international funds for the overall international exposure they provide: markets as well as currency.

Munder Micro-Cap Equity Fund

Fund Manager: The Munder Micro-Cap Fund Committee

      The Fund earned a return of -7.52% for the six-month period ended December 31, 1998, relative to the -3.28% average return for the Lipper universe of micro cap mutual funds.

      The overall performance of the Fund benefited from the rebound in smaller capitalization stocks during the fourth quarter of 1998. The technology sector was the star performer during the fourth quarter, benefiting from both strong market returns and good stock selection. Both the retail and financial sector benefited during the fourth quarter from strong stock selection as well. This was particularly important for the financial sector, since stock selection helped to overcome the sector's weak returns in the overall market. The healthcare sector exhibited strong performance in the micro cap segment of the stock market. This benefit, however, was offset by several healthcare holdings with weak returns for the fourth quarter of 1998.

      Overall, the Fund was particularly hard hit in July and August of 1998 when the smallest of small cap companies were affected by the market sell off. As an example, through the end of September 1998, on average companies with a market cap of less than $250 million were off over 50% from their 52 week highs. Overall, we have seen a good bounce back here in the fourth calendar quarter as the market has broadened out, with the Fund outperforming its Lipper peer group median by over 6 percentage points. We believe that we are well positioned to capitalize on a broader market.

Munder Multi-Season Growth Fund

Fund Manager: Leonard J. Barr II, CFA

      The Fund generated a return of 2.90% for the six-month period ended December 31, 1998, relative to the 6.21% average return for the Lipper universe of growth stock mutual funds.

      During the fourth quarter of 1998, the Fund's best performing sectors included telecommunications, technology and diversified companies. Star performers in the telecommunications sector for the quarter included MCI WorldCom (+47%) and Century Telephone (+43%). In the technology sector, the strongest quarterly returns were generated by Sun Microsystems (+72%), Maxim Integrated Products (+57%) and Cisco Systems (+50%). Finally, in the diversified sector, the top performers for the fourth quarter of 1998 included Tyco International (+37%), General Electric (+29%) and Textron (+26%). Energy and consumer staples were among the weaker sectors for the fourth quarter.

      During the fourth quarter, the technology weighting of the Fund was increased to 10%. Financial holdings were reduced to 13% with the elimination of a number of stocks, including money center banks. A number of positions were also eliminated due to concerns about future earnings.

      At the end of the fourth quarter 1998, the earnings per share growth for the Fund over the next 12 months was estimated to be 15%. This compares to 5% for the S&P 500 universe of stocks.

Munder Real Estate Equity Investment Fund

Fund Managers: Peter K. Hoglund, CFA and Robert E. Crosby, CFA

      The Fund generated a return of -11.82% for the six-month period ended December 31, 1998, relative to the -13.13% return for the NAREIT Index (equity only) and the -11.46% average return for the Lipper universe of real estate mutual funds. The Fund has outperformed the NAREIT Index for the one-month, three-month, six-month, one-year, two-year and three-year time periods ended December 31, 1998.

      From a total return standpoint, the final quarter of 1998 and the year as a whole were not kind to REITs. Unlike some of the other funds classified as REIT Funds, the Munder Real Estate Investment Equity Fund held no investments other than real estate investment trusts. As a result, there are no other securities to buffer performance when the REIT market declines. However, investors who purchase the Munder Real Estate Investment Equity Fund can be confident that they are getting the diversification they were seeking through an investment in REITs. And, although total returns in the REIT market lagged significantly throughout 1998, the Fund continued to generate a strong yield. For 1998, the yield on the Fund was approximately 500 basis points (five percentage points) higher than the yield for the S&P 500 universe of stocks and 100 basis points (one percentage point) higher than the yield on 30-year Treasury bonds.

      In 1998, the REIT market suffered through poor absolute returns in the face of strong fundamentals for the underlying investments. We anticipate that real estate fundamentals will remain strong as we move through 1999. If that proves to be the case, REITs are likely to experience a strong year in 1999 as investors focus on the relative value offered by the REIT sector of the equity markets.

Munder Small-Cap Value Fund

Fund Managers: Gerald L. Seizert, CFA, Edward O. Eberle, CFA and Brian R. Wall, CFA

      The Fund earned a return of -9.70% for the six-month period ended December 31, 1998, relative to the -7.12% return for the Russell 2000 Index, the -10.42% return for the Russell 2000

Value Index and the -6.54% average return for the Lipper universe of small capitalization mutual funds.

      While small cap stocks rebounded during the fourth quarter, the primary beneficiaries were growth-oriented small company stocks. The Fund had strong returns relative to other small cap value funds, but its performance lagged the returns of small company growth funds. Technology holdings as a group were the star performers in the Fund during the fourth quarter. This sector benefited from both strong stock selection and strong market performance. The utilities sector, particularly cable television holdings, benefited from good stock selection as well. The financial sector generated weak relative performance in the smaller company segment of the market, although good stock selection partially offset that weakness.

Munder Small Company Growth Fund

Fund Managers: The Munder Small Company Growth Fund Committee

      The Fund generated a return of -5.63% for the six-month period ended December 31, 1998, compared to the -4.10% return for the Russell 2000 Growth Index and the -6.54% average return for the Lipper universe of small capitalization mutual funds.

      Fund performance was boosted by the rebound in small company stocks during September of 1998 and then much of the fourth calendar quarter. Returns also benefited from the fact that growth stocks were favored by investors relative to value stocks during that time period. Negative returns for the year reflect the overall condition of the small cap market.

      The Fund's healthcare holdings, significantly overweighted in the Fund, benefited from both strong market performance and specific holdings that were especially strong performers. The consumer discretionary sector also made a positive contribution to the Fund's return for the fourth quarter of 1998. Within this sector, retail holdings were helped by good stock selection. Steiner Leisure was one stock in the consumer discretionary sector with particularly good performance.

Munder Value Fund

Fund Managers: Gerald L. Seizert, CFA, Edward O. Eberle, CFA and Brian R. Wall, CFA

      The Fund exhibited a return of -7.11% for the six-month period ended December 31, 1998, relative to the 3.09% average return for the Lipper universe of growth & income funds. (There is no Lipper universe representing value funds. The growth & income universe is closest to the Fund in terms of investment characteristics.)

      We had been anticipating slower growth in corporate profits as a result of more moderate economic growth. The Fund, therefore, had a relatively defensive structure, and had somewhat of a mid cap tilt, with representation of small, mid and large cap value stocks during the period. The smaller cap positions hurt the Fund in the third quarter of 1998. With the Federal Reserve's aggressive easing of monetary policy in the Fall of 1998, the equity market rallied. Growth stocks were the primary beneficiaries of this rally, with defensive stocks lagging in performance. The value orientation of the Fund, as well as its defensive tilt, held back returns during the fourth quarter of 1998.

      High valuation technology stocks were a particular focus of investors as the market moved up during the fourth quarter of 1998. In fact, technology proved to be the strongest sector of the market for the quarter. Good stock selection within the technology sector, coupled with the sector's strong market performance, boosted Fund performance from October through December, 1998. Strong stock selection in the healthcare sector also contributed positively to the Fund's return for the fourth quarter. Gains in these two sectors, however, were offset during the quarter by weakness in the Fund's financials, consumer staples and energy holdings.

      During the fourth quarter of 1998, the weightings of some of the defensive sectors of the Fund were reduced, including healthcare, utilities and energy. The technology weighting was increased to approximately 16.5% during the quarter, with a focus on hardware and semiconductor firms. This fourth quarter repositioning served to reduce the defensive tilt of the Fund.

Munder Framlington Emerging Markets Fund

Fund Managers: The Munder Framlington Emerging Markets Fund Committee,
               headed by William Calvert

      The Fund earned a return of -11.67% for the six-month period ended December 31, 1998, relative to the -7.98% return for the MSCI Emerging Markets Free Index and the -13.46% median return for the Lipper universe of emerging markets mutual funds.

      By late fourth quarter 1998, Brazil had become the focus of emerging markets attention. It was apparent that the Brazilian currency was being held at an unsustainable level. Investors questioned the effectiveness of the International Monetary Fund's package for Brazil. There was skepticism that it would benefit the Brazilian currency at all and concerns that the package would cripple the Brazilian economy.

      A positive factor for the emerging markets during the second half of 1998 was the prospect of Eastern European countries eventually joining the European Union, possibly as early as 2003. Investors also focused on Greece as the Euro currency came closer to its January 1, 1999 launch. That country is already a member of the European Union and should be eligible to join in the Euro currency in 2001. Greece's interest rates of approximately 12% would have to fall significantly if the country were to join in the Euro. (The European Central Bank has short-term rates currently targeted at 3%.) Such a reduction in interest rates would likely drive Greece's stock market higher.

      The most positive news on emerging markets during the period was economic reform in South Korea and Thailand. We now expect 1999 economic growth for these two countries to be better than current consensus forecasts.

      Brazil remains the key to the near-term performance of emerging markets. A devaluation of the Brazilian currency, although likely to cause short-term pain, is necessary. In our opinion such a move would benefit not only Brazil but the broad emerging markets sector.

      Currently the Fund is overweighted in Asia and Europe and underweighted in Latin America. Once Brazil accomplishes an effective devaluation of its currency, the Fund would consider moving to an overweighted position in Latin America.

Munder Framlington Healthcare Fund

Fund Manager: Antony Milford

      The Munder Framlington Healthcare Fund generated a -0.45% return for the six-month period ended December 31, 1998, compared to the 9.40% average return for the Lipper universe of health/biotechnology mutual funds.

      The Fund continued its recovery from the lows of the summer of 1998. Investors are finally noticing the impressive earnings growth and/or trials data achieved by companies represented in the Fund. In particular the biotechnology sector benefited from this new focus.

      The story on this Fund remains essentially unchanged. The demographics of an aging population; increased spending on healthcare products and services; better technology, new treatments and more effective cures are all positives for the healthcare companies held in the Fund. Each of these factors individually would provide profitable opportunities for the types of stocks which are purchased for the Fund. Taken together, the factors make a powerful argument for the potential of strong performance of the healthcare sector going forward.

      Following the declines in many of these stocks during the summer of 1998, the Fund was able to make purchases at attractive levels over the past few months. The Fund continues to focus on biotech and medical devices: together currently representing almost 50% of the Fund. These are principally represented by smaller companies, and as such, have been impacted by the investor sentiment which has favored larger cap, more liquid names. However, we continue to believe that the greatest potential exists with smaller companies who are focussed and can deliver state of the art breakthroughs in medical technology. As a result, even with the rebound of the Fund, we believe that many of its holdings remain undervalued. This is especially true given that the news coming from the companies represented in the Fund continues to be positive.

Munder Framlington International Growth Fund

Fund Manager: The Munder Framlington International Growth Fund Committee,
              headed by Simon Key

      The Fund generated a return of -1.62% for the six-month period ended December 31, 1998, relative to the 3.66% return for the Morgan Stanley EAFE Index and the -2.32% average return for the Lipper universe of international equity mutual funds.

      Excitement over the introduction of the new single European currency, the Euro, helped to create a strong positive fourth quarter of 1998 for international stock markets. To prepare for the Euro and to help promote economic growth in the core European countries, the European Central Bank reduced short term interest rates to 3%. With low interest rates (expected to fall further), little or no inflationary pressure and a continuation of investment money flowing into Europe, the prospects for large capitalization stocks remain attractive. Although valuations are high in some cases, the United States experience suggests these are sustainable as long as economic factors and investment flows are favorable.

      Japan is still disappointing. The Japanese government appears to have tried almost everything to kick start the economy, all to no avail. However, strength in the Japanese yen helped to boost returns on Japanese investments. In addition, there is some encouragement in the better news coming out of Southeast Asia, a region which accounts for a large part of Japan's trade. The Japanese economy needs to turn for Japanese equities to gain much ground. When it does we believe the Japanese stock market will look undervalued.

                    [ This Page Intentionally Left Blank ]

Munder Balanced Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)

COMMON STOCKS -- 68.0%
      Advertising -- 1.2%
     4,000    Interpublic Group of Companies,
                 Inc.                                              $ 319,000
     9,000    Omnicom Group, Inc.                                    522,000
                                                                 -----------
                                                                     841,000
                                                                 -----------
      Aerospace -- 0.5%
     3,400    United Technologies Corporation                        369,750
                                                                 -----------
      Automobile Parts & Equipment -- 2.2%
    22,380    Dura Automotive Systems, Inc.+                         763,718
     8,800    Johnson Controls, Inc.                                 519,200
     7,930    Tower Automotive, Inc.+                                197,754
                                                                 -----------
                                                                   1,480,672
                                                                 -----------
      Banking and Financial Services -- 8.3%
    11,400    Associates First Capital Corporation                   483,075
    12,789    Charter One Financial, Inc.                            354,895
     7,200    Chase Manhattan Corporation                            490,050
     3,500    CMAC Investment Corporation                            160,781
     6,100    Fannie Mae                                             451,400
     5,900    First American Corporation                             261,813
     6,400    First Union Corporation                                389,200
    16,600    Flagstar Bancorp, Inc.                                 433,675
     5,000    Fleet Financial Group Inc.                             223,438
    23,900    Hibernia Corporation                                   415,262
     9,470    Litchfield Financial Corporation                       179,930
     9,300    Mercantile Bankshares Corporation                      358,050
    25,100    Ocean Financial Corporation                            417,287
     6,900    Summit Bancorp                                         301,444
    11,500    U.S. Bancorp                                           408,250
    11,200    UST Corporation                                        263,900
                                                                 -----------
                                                                   5,592,450
                                                                 -----------
      Building Materials -- 3.2%
    17,600    Dayton Superior Corporation+                           338,800
     6,930    Elcor Corporation                                      223,926
    14,500    Masco Corporation                                      416,875
    15,000    Pulte Corporation                                      417,187
     8,100    Sherwin-Williams Company                               237,937
     8,100    Southdown, Inc.                                        479,419
                                                                 -----------
                                                                   2,114,144
                                                                 -----------
      Business Equipment & Supplies -- 0.8%
     4,700    Avery Dennison Corporation                             211,794
     2,600    Xerox Corporation                                      306,800
                                                                 -----------
                                                                     518,594
                                                                 -----------
      Business Services -- 3.3%
    15,540    American Bank Note Holographics,
                 Inc.+                                               271,950
     5,300    Automatic Data Processing, Inc.                        424,994
     5,800    Equifax, Inc.                                          198,288
    17,170    Group Maintenance America
                 Corporation+                                        208,186
    10,250    International Telecommunication
                 Data Systems, Inc.+                                 151,188
    15,000    Remedy Corporation+                                    209,062
     9,070    Steiner Leisure Ltd., ADR+                             290,240
    10,300    URS Corporation+                                       240,762
     8,310    Wackenhut Corrections
                 Corporation+                                        237,874
                                                                 -----------
                                                                   2,232,544
                                                                 -----------
      Chemicals -- 0.9%
     6,200    Air Products & Chemicals, Inc.                         248,000
    16,400    Millennium Chemicals, Inc.                             325,950
                                                                 -----------
                                                                     573,950
                                                                 -----------
      Computer Hardware, Software
          or Services --7.0%
    11,250    AVT Corporation+                                       326,250
     9,020    Axent Technologies, Inc.+                              275,674
     7,000    BMC Software, Inc.+                                    311,937
     8,000    Cadence Design Systems, Inc.+                          238,000
     4,500    CISCO Systems, Inc.+                                   417,656
     5,400    Honeywell, Inc.                                        406,687
     5,200    Intel Corporation                                      616,525
     9,370    Inter-Tel, Inc.                                        219,024
     6,330    Maxwell Technologies, Inc.+                            254,783
     1,900    Microsoft Corporation+                                 263,506
     9,240    NeoMagic Corporation+                                  204,435
    10,950    Oracle Corporation+                                    472,219
     8,690    QuadraMed Corporation+                                 178,145
    30,020    Sapiens International
                 Corporation, ADR+                                   238,284
     3,000    Sun Microsystems, Inc.+                                256,875
                                                                 -----------
                                                                   4,680,000
                                                                 -----------
      Consumer Non-Durables -- 1.0%
    20,450    Ivex Packaging Corporation+                            475,462
     4,200    Newell Company                                         173,250
                                                                 -----------
                                                                     648,712
                                                                 -----------
      Diversified -- 2.2%
     7,100    Textron, Inc.                                          539,156
    22,200    Thermo Electron Corporation+                           376,012
     7,300    Tyco International Ltd.                                550,694
                                                                 -----------
                                                                   1,465,862
                                                                 -----------
      Drugs -- 3.0%
     9,400    Amgen, Inc.+                                           982,888
     3,500    Merck & Company, Inc.                                  516,906
     2,000    Pfizer, Inc.                                           250,875
     4,400    Schering-Plough Corporation                            243,100
                                                                 -----------
                                                                   1,993,769
                                                                 -----------
      Electrical Equipment -- 3.7%
     6,400    Emerson Electric Company                               387,200
     6,300    General Electric Company                               642,994
    13,100    Kuhlman Corporation                                    496,162
     9,860    SLI, Inc.+                                             273,615
     8,000    Texas Instruments, Inc.                                684,500
                                                                 -----------
                                                                   2,484,471
                                                                 -----------
      Electronics -- 4.5%
    17,950    Aeroflex, Inc.+                                        271,494
     9,300    Alpha Industries, Inc.+                                334,800
     3,800    Altera Corporation+                                    231,325
    29,500    Control Devices, Inc.                                  472,000
    11,970    FLIR Systems, Inc.+                                    278,303
    20,650    Herley Industries, Inc.+                               247,800
     8,400    ITI Technologies, Inc.+                                260,400
     7,200    Maxim Integrated Products, Inc.+                       314,550
     8,900    Xilinx Inc.+                                           579,612
                                                                 -----------
                                                                   2,990,284
                                                                 -----------
      Food and Beverages -- 2.2%
    12,600    ConAgra, Inc.                                          396,900
    20,100    J&J Snack Foods Corporation+                           449,737
    14,600    Sara Lee Corporation                                   411,538
     8,100    SYSCO Corporation                                      222,244
                                                                 -----------
                                                                   1,480,419
                                                                 -----------
      Health Care -- 1.5%
    20,620    Mid Atlantic Medical Services,
                 Inc.+                                               202,334
    19,200    Physician Reliance Network, Inc.+                      252,000
    15,300    Trigon Healthcare, Inc.+                               570,881
                                                                 -----------
                                                                   1,025,215
                                                                 -----------
      Health Care Facilities -- 0.6%
    14,200    Tenet Healthcare Corporation+                          372,750
                                                                 -----------
      Home Furnishings -- 0.5%
    15,200    Leggett & Platt, Inc.                                  334,400
                                                                 -----------
      Household Products -- 1.3%
    10,900    Maytag Corporation                                     678,525
     5,900    Rubbermaid, Inc.                                       185,481
                                                                 -----------
                                                                     864,006
                                                                 -----------
      Insurance -- 4.3%
    17,900    Ace Ltd., ADR                                          616,431
     3,487    American International Group, Inc.                     336,931
    20,200    ARM Financial Group, Inc.                              448,188
     9,600    Executive Risk, Inc.                                   527,400
     7,400    MBIA, Inc.                                             485,163
    12,400    Torchmark Corporation                                  437,875
                                                                 -----------
                                                                   2,851,988
                                                                 -----------
      Manufactured Housing -- 0.6%
    30,000    Clayton Homes, Inc.                                    414,375
                                                                 -----------
      Medical Services and Supplies -- 2.5%
     8,900    Abbott Laboratories                                    436,100
    11,100    Biomet, Inc.                                           446,775
    34,800    HEALTHSOUTH Corporation+                               537,225
     5,000    Stryker Corporation                                    275,313
                                                                 -----------
                                                                   1,695,413
                                                                 -----------
      Oil Equipment and Services -- 1.6%
     8,500    Burlington Resources, Inc.                             304,406
    13,200    Transocean Offshore, Inc.                              353,925
    13,900    USX-Marathon Group                                     418,738
                                                                 -----------
                                                                   1,077,069
                                                                 -----------
      Real Estate -- 1.3%
    19,800    Kilroy Realty Corporation                              455,400
    12,500    Mack-Cali Realty Corporation                           385,937
                                                                 -----------
                                                                     841,337
                                                                 -----------
      Recreation -- 1.1%
    14,410    Brass Eagle, Inc.+                                     221,554
    11,200    Carnival Corporation, Class A                          537,600
                                                                 -----------
                                                                     759,154
                                                                 -----------
      Restaurants -- 0.6%
     9,060    Dave & Buster's, Inc.+                                 208,946
     9,000    Wendy's International, Inc.                            196,313
                                                                 -----------
                                                                     405,259
                                                                 -----------
      Retail -- 0.7%
     7,150    Cutter & Buck, Inc.+                                   266,337
    16,890    Happy Kids, Inc.+                                      215,348
                                                                 -----------
                                                                     481,685
                                                                 -----------
      Retail -- Specialty -- 1.7%
     8,000    Home Depot, Inc.                                       489,500
    24,400    Pier 1 Imports, Inc.                                   236,375
     6,480    The Men's Wearhouse, Inc.+                             205,740
     4,000    Walgreen Company                                       234,250
                                                                 -----------
                                                                   1,165,865
                                                                 -----------
      Telecommunications -- 3.6%
     8,000    Century Telephone Enterprise                           540,000
     4,470    Gilat Satellite Networks Ltd., ADR+                    246,409
     7,500    MCI WorldCom, Inc.+                                    538,125
    12,200    MediaOne Group, Inc.                                   573,400
     9,200    SBC Communications, Inc.                               493,350
                                                                 -----------
                                                                   2,391,284
                                                                 -----------
      Transportation -- 0.8%
     5,400    Atlas Air, Inc.+                                       264,262
     7,600    CNF Transportation, Inc.                               285,475
                                                                 -----------
                                                                     549,737
                                                                 -----------
      Utilities -- 1.3%
    14,300    Edison International                                   398,612
     9,300    New Century Energies, Inc.                             453,375
                                                                 -----------
                                                                     851,987
                                                                 -----------
TOTAL COMMON STOCKS
    (Cost $36,718,564)                                            45,548,145
                                                                 -----------
Principal
Amount
------

ASSET-BACKED SECURITIES -- 3.2%
    $ 500,000    Chase Manhattan Corporation,
                     Series 1996-4, Class A,
                     6.730% due 02/15/2003                           502,755
      600,000    Residential Accredit Loans,
                     Inc., Series 1997-QS5, Class A5,
                     7.250% due 06/25/2027                           603,702
      600,000    Residential Asset Securities
                     Corporation, Series 1997-KS3,
                     Class A16,
                     6.900% due 08/25/2027                           611,088
      400,000    Union Acceptance Corporation,
                     Series 1996-C, Class A3,
                     6.630% due 10/08/2003++                         410,472
                                                                 -----------
TOTAL ASSET-BACKED SECURITIES
    (Cost $2,113,155)                                              2,128,017
                                                                 -----------
COLLATERALIZED MORTGAGE
  OBLIGATIONS (CMO) -- 1.7%
      600,000    Federal Home Mortgage
                     Corporation,
                     Series 1541 Class F,
                     6.250% due 05/15/2019                           603,390
      550,000    Federal Home Mortgage
                     Corporation,
                     Series 1702-A, Class PD,
                     6.500% due 04/15/2022                           566,390
                                                                 -----------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS (CMO)
    (Cost $1,133,719)                                              1,169,780
                                                                 -----------
CORPORATE BONDS AND NOTES -- 14.5%
      Finance -- 4.4%
      400,000    AT&T Capital Corporation, MTN,
                     6.490% due 05/17/1999                           400,624
      500,000    CIT Group, Inc.,
                     5.625% due 10/15/2003                           496,945
      500,000    Countrywide Capital III,
                     8.050% due 06/15/2027                           544,680
      575,000    John Deere Credit,
                     6.125% due 05/30/2003                           581,109
      600,000    Pitney Bowes Credit Corporation,
                     8.625% due 02/15/2008                           734,280
      150,000    Transamerica Capital III,
                     7.625% due 11/15/2037                           159,335
                                                                 -----------
                                                                   2,916,973
                                                                 -----------
      Finance -- Foreign -- 1.8%
      750,000    Abbey National Plc,
                     6.700% due 06/29/2049                           735,247
      450,000    Westdeutsche Landesbank,
                     6.750% due 06/15/2005                           462,317
                                                                 -----------
                                                                   1,197,564
                                                                 -----------
      Food and Beverages -- 0.8%
      500,000    Coca Cola Enterprises,
                     6.625% due 09/30/2002                           519,750
                                                                 -----------
      Government Agency -- 0.6%
      400,000    Tennessee Valley Authority,
                     6.375% due 06/15/2005                           422,640
                                                                 -----------
      Government Agency -- Foreign -- 0.8%
      500,000    British Columbia Hydro,
                     12.500% due 01/15/2014                          521,280
                                                                 -----------
      Industrial -- 4.1%
      500,000    American Greetings Corporation,
                     6.100% due 08/01/2028                           512,295
      600,000    Harris Corporation,
                     6.350% due 02/01/2028                           649,668
      500,000    Racers-Kellogg, Series 1998 144A,
                     5.750% due 02/02/2001                           507,570
      500,000    Thermo Electron Corporation, 144A,
                     4.250% due 01/01/2003                           448,750
      600,000    Wal-Mart Stores,
                     8.625% due 04/01/2001                           643,170
                                                                 -----------
                                                                   2,761,453
                                                                 -----------
      Insurance -- 0.3%
      187,018    Prudential Securities Secured Financing
                   Corporation,
                     6.105% due 11/15/2002                           188,478
                                                                 -----------
      Supranational -- 0.5%
      350,000    African Development Bank, Notes,
                     6.750% due 07/30/1999                           353,091
                                                                 -----------
      Utility -- Electric -- 1.2%
      500,000    National Rural Utilities,
                     6.125% due 05/15/2005                           520,730
      300,000    Puget Sound Energy, Inc.,
                     7.020% due 12/01/2027                           312,207
                                                                 -----------
                                                                     832,937
                                                                 -----------
TOTAL CORPORATE BONDS AND NOTES
    (Cost $9,549,976)                                              9,714,166
                                                                 -----------
U.S. GOVERNMENT AGENCY
OBLIGATIONS --4.1%
      Federal Home Loan Mortgage Corporation
          (FHLMC) -- 0.4%
                 FHLMC:
      137,076    Pool #E62394, Gold,
                     7.500% due 09/01/2010                           140,766
      148,342    Pool #200021,
                     10.500% due 11/01/2000                          156,399
                                                                 -----------
                                                                     297,165
                                                                 -----------
      Federal National Mortgage Association (FNMA)-- 3.4%
                 FNMA:
      850,000    Series 1993-183 Class H,
                     6.500% due 03/25/2022                           872,066
      500,000    Pool #380137,
                     7.280% due 03/01/2008                           555,000
      282,823    Pool #303105,
                     11.000% due 11/01/2020                          312,460
      455,161    Pool #100081,
                     11.500% due 08/20/2016                          512,343
                                                                 -----------
                                                                   2,251,869
                                                                 -----------
      Government National Mortgage Association (GNMA) -- 0.3%
      188,244    GNMA, Pool #780584,
                     7.000% due 06/15/2027                           192,709
                                                                 -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $2,701,412)                                              2,741,743
                                                                 -----------
U.S. TREASURY OBLIGATIONS -- 7.1%
      U.S. Treasury Bonds -- 6.2%
     $ 758,625   3.625% due 04/15/2028, TIPS                         736,572
     2,825,000   6.875% due 08/15/2025                             3,430,708
                                                                 -----------
                                                                   4,167,280
                                                                 -----------
      U.S. Treasury Notes -- 0.9%
      540,000    7.875% due 11/15/2004                               625,374
                                                                 -----------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $4,398,579)                                              4,792,654
                                                                 -----------
REPURCHASE AGREEMENT -- 1.7%
  (Cost  $1,140,000)
    $1,140,000   Agreement with State Street Bank
                    and Trust Company, 4.850% dated
                    12/31/98, to be repurchased at
                    $1,140,614 on 01/04/1999,
                    collateralized by $940,000 U.S.
                    Treasury Bond, 6.875%
                    maturing 08/15/2025
                    (value $1,165,307)                             1,140,000
                                                                 -----------
OTHER INVESTMENTS**
  (Cost $7,090,037)                           10.6%                7,090,037
                                              ----               -----------
TOTAL INVESTMENTS
  (Cost $64,845,442*)                        110.9%               74,324,542
OTHER ASSETS AND
    LIABILITIES (Net)                        (10.9)               (7,333,516)
                                              ----               -----------
NET ASSETS                                   100.0%               66,991,026
                                              ====               ===========

---------
   *  Aggregate cost for Federal tax purposes.
  ** As of December 31,1998, the market value of the securities on loan is $6,992,467. Collateral received for securities loaned of $7,090,037 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
   +  Non-income producing security.
  ++ Floating rate note. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
ADR    -- American Depository Receipt
MTN    -- Medium Term Note
TIPS   -- Treasury Inflation Protection Security


                     See Notes to Financial Statements.

Munder Growth & Income Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)

Shares                                                          Value
------                                                          -----

COMMON STOCKS -- 84.5%
      Aerospace -- 2.1%
     46,000   United Technologies
                 Corporation                                     $ 5,002,500
                                                                ------------
      Automobile Parts & Equipment -- 2.3%
     97,000   Johnson Controls, Inc.                               5,723,000
                                                                ------------
      Banking and Finance -- 10.1%
     79,000   Federal National Mortgage
                 Association                                       5,846,000
    110,800   National City Corporation                            8,033,000
    165,000   U.S. Bancorp                                         5,857,500
    122,000   Wells Fargo & Company                                4,872,375
                                                                ------------
                                                                  24,608,875
                                                                ------------
      Building Materials -- 2.3%
    199,000   Masco Corporation                                    5,721,250
                                                                ------------
      Computer Software -- 1.8%
    143,000   Dun & Bradstreet Corporation                         4,513,437
                                                                ------------
      Drugs -- 3.6%
     83,000   American Home Products
                 Corporation                                       4,673,938
     28,300   Merck & Co., Inc.                                    4,179,556
                                                                ------------
                                                                   8,853,494
                                                                ------------
      Drugs & Health Care -- 3.6%
     87,000   Abbott Laboratories                                  4,263,000
     34,000   Bristol-Myers Squibb Company                         4,549,625
                                                                ------------
                                                                   8,812,625
                                                                ------------
      Electrical Equipment -- 2.4%
     57,000   General Electric Company                             5,817,562
                                                                ------------
      Electrical Machinery -- 1.6%
     81,000   Cooper Industries, Inc.                              3,862,688
                                                                ------------
      Food and Beverages -- 10.8%
     88,000   Anheuser-Busch Companies, Inc.                       5,775,000
    173,000   ConAgra, Inc.                                        5,449,500
     67,000   General Mills, Inc.                                  5,209,250
    160,000   Sara Lee Corporation                                 4,510,000
    197,000   Sysco Corporation                                    5,405,187
                                                                ------------
                                                                  26,348,937
                                                                ------------
      Holding Companies -- Diversified -- 2.2%
     69,300   Textron, Inc.                                        5,262,469
                                                                ------------
      Household Furnishings and Appliances -- 2.9%
    114,000   Maytag Corporation                                   7,096,500
                                                                ------------
      Insurance -- 4.1%
     68,000   Exel, Ltd., ADR                                      5,100,000
     59,000   Lincoln National Corporation                         4,826,937
                                                                ------------
                                                                   9,926,937
                                                                ------------
      Manufacturing Specialize -- 1.8%
     98,074   Avery Dennison Corporation                           4,419,460
                                                                ------------
      Office Equipment and Supplies -- 5.1%
     76,000   Pitney Bowes, Inc.                                   5,020,750
     63,000   Xerox Corporation                                    7,434,000
                                                                ------------
                                                                  12,454,750
                                                                ------------
      Oil and Petroleum -- 4.5%
     36,108   British Petroleum Company
                 Plc, ADR                                          3,430,260
     56,000   Exxon Corporation                                    4,095,000
     41,000   Mobil Corporation                                    3,572,125
                                                                ------------
                                                                  11,097,385
                                                                ------------
      Printing and Publishing -- 4.6%
    124,000   Donnelley (R.R.) & Sons
                 Company                                           5,432,750
     56,000   McGraw-Hill, Inc.                                    5,705,000
                                                                ------------
                                                                  11,137,750
                                                                ------------
      Real Estate -- 1.8%
     81,700   Health Care Property Investors,
                 Inc.                                              2,512,275
     80,000   Prentiss Properties Trust                            1,785,000
                                                                ------------
                                                                   4,297,275
                                                                ------------
      Telecommunications -- 2.6%
    126,000   BellSouth Corporation                                6,284,250
                                                                ------------
      Utilities -- Electric -- 8.6%
    102,000   Carolina Power & Light Company                       4,800,375
     97,000   Consolidated Edison Company                          5,128,875
    116,300   New Century Energies, Inc.                           5,669,625
    116,000   Texas Utilities Company                              5,415,750
                                                                ------------
                                                                  21,014,625
                                                                ------------
      Utilities -- Natural Gas -- 5.7%
    170,862   El Paso Natural Gas Company                          5,948,133
     46,000   Enron Corporation                                    2,624,875
    283,671   MCN Corporation Holding
                 Company                                           5,407,479
                                                                ------------
                                                                  13,980,487
                                                                ------------
TOTAL COMMON STOCKS
    (Cost $153,812,458)                                          206,236,256
                                                                ------------

Principal
Amount
---------


CONVERTIBLE BONDS AND NOTES -- 2.7%
 $2,450,000 Home Depot, Inc., Conv.
                      Sub. Note,
                      3.250% due 10/01/2001                        6,437,375
                                                                ------------
TOTAL CONVERTIBLE BONDS AND NOTES
    (Cost $2,451,368)                                              6,437,375
                                                                ------------

Shares
------

CONVERTIBLE PREFERRED STOCK -- 4.8%
     66,000   AirTouch Communications, Inc.,
                 Series C
                 4.250% Conv. Pfd.                                 6,798,000
     93,000   Wendy's Financial I
                 5.000%, Conv. Pfd.                                4,836,000
                                                                ------------
TOTAL CONVERTIBLE PREFERRED STOCK
    (Cost $8,002,094)                                             11,634,000
                                                                ------------
REPURCHASE AGREEMENT -- 6.4%
    (Cost $15,597,000)
     $15,597,000   Agreement with State Street Bank
                      and Trust Company, 4.850% dated
                      12/31/1998, to be repurchased at
                      $15,605,405 on 01/04/1999,
                      collateralized by $10,475,000
                      U.S. Treasury Note, 9.875%
                      maturing 11/15/2015
                      (value $15,911,054)                         15,597,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $10,041,493)                         4.1%               10,041,493
                                                                ------------
TOTAL INVESTMENTS
    (Cost $189,904,413*)                     102.5%              249,946,124
OTHER ASSETS AND
    LIABILITIES (Net)                         (2.5)               (5,984,433)
                                              ----               ------------
NET ASSETS                                   100.0%             $243,961,691
                                              ====              ============

---------
  *  Aggregate cost for Federal tax purposes is $189,904,413.
 ** As of December 31, 1998, the market value of the securities on loan is $10,023,236. Collateral received for securities loaned of $10,041,493 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.
Munder International Equity Fund
  Portfolio of Investments, December 31, 1998 (Unaudited)
Shares                                                             Value
------                                                             -----

COMMON STOCKS -- 98.0%
      Argentina -- 0.6%
        1,100  Alpargatas S.A.I.C., ADR+                             $ 1,398
          400  APCO Argentina Inc., ADR                                7,900
        2,681  Banco de Galicia Bueno, ADR                            47,253
        1,656  Banco Frances del Rio de la Plata,
                  SA, ADR                                             34,362
        3,000  Banco Rio de La Plata SA                               39,000
        1,800  Buenos Aires Embotelladora SA,
                  ADR+                                                 2,475
       10,100  Corporacion Mapfre, ADR                                75,615
          509  IRSA Inversiones Y
                  Representaciones SA, GDR                            14,154
        2,220  Metrogas SA, ADR                                       18,315
       13,865  Perez Companc SA, ADR                                 117,404
        4,000  Quilmes Industrial SA, ADR                             37,250
        7,100  Telecom Argentina SA, ADR                             195,250
        8,500  Telefonica de Argentina, ADR                          237,469
        2,800  Transportadora de Gas del Sur
                  SA, ADR                                             28,350
       14,600  Y.P.F. Sociedad Anonima, ADR                          407,887
                                                                ------------
                                                                   1,264,082
                                                                ------------
      Australia -- 2.6%
        6,450  Amcor Ltd.                                            108,037
        2,100  Ashton Mining Ltd., ADR                                 5,276
        9,850  Australia & New Zealand Bank,
                  ADR                                                320,125
        7,100  Australian National Industries,
                  ADR                                                 20,013
        5,200  Boral Ltd., ADR                                        60,450
       35,640  Broken Hill Proprietary Ltd., ADR                     512,325
        2,800  Burns, Philip & Company Ltd.,
                  ADR+                                                 1,338
        7,000  Coca-Cola Amatil Ltd., ADR                             52,160
        5,500  Coles Myer Ltd., ADR                                  228,594
          900  Cortecs International Ltd., ADR+                          759
        8,500  CSR Ltd., ADR                                          83,130
        5,000  E-mail Partners Ltd., ADR                              14,284
          500  FAI Insurances Ltd., ADR                                4,188
        1,200  FH Faulding & Company, ADR                             22,648
       10,900  Goodman Fielder Ltd., ADR                              44,084
        9,050  Great Central Mines Ltd., ADR                          19,231
        6,900  James Hardie Industries, ADR                           28,194
        4,700  Kidston Gold Mines Ltd.,
                  ADR+                                                 2,880
          800  Lihir Gold Ltd., ADR+                                  17,700
       46,700  M.I.M. Holdings Ltd., ADR                              41,208
        2,400  Mayne Nickless Ltd., ADR                               44,488
       11,400  National Australia Bank Ltd.,
                  ADR                                                848,587
       26,300  News Corporation Ltd., ADR                            695,306
        6,139  Normandy Mining Ltd.                                   56,804
        4,900  North Ltd., ADR                                        39,935
        1,300  Orbital Engineering Ltd., ADR+                          3,738
        9,600  Pacific Dunlop Olympic Ltd.,
                  ADR                                                 58,800
        1,700  Petsec Energy Ltd., ADR+                                2,869
       32,100  Pioneer International Ltd., ADR                        67,863
        5,370  Rio Tinto Ltd., ADR                                   254,762
        5,100  Santos Ltd., ADR                                       54,825
          700  Simsmetal Ltd., ADR                                     8,401
          600  Sons of Gwalia, ADR                                     8,530
        4,300  Southcorp Holdings Ltd., ADR                           68,575
        8,000  St. George Bank Ltd., ADR                              50,542
        8,900  Telstra Corporation Ltd.+                             832,245
       13,500  Westpac Banking Ltd., ADR                             450,562
       10,100  WMC Ltd., ADR                                         121,200
       27,700  Woodside Petroleum Ltd.                               123,911
                                                                ------------
                                                                   5,378,567
                                                                ------------
      Austria -- 0.2%
        7,800  Bank Austria Aktiengeselschaft,
                  ADR                                                 79,301
        2,240  EVN-Energie Versorgung
                  Niederoesterreich AG, ADR                           63,429
        9,800  OMV AG, ADR                                           184,724
        1,000  Wolford AG, ADR                                        11,702
                                                                ------------
                                                                     339,156
                                                                ------------
      Belgium -- 0.2%
        8,450  Petrofina SA, ADR                                     384,980
        1,200  Xeikon N.V., ADR+                                      28,200
                                                                ------------
                                                                     413,180
                                                                ------------
      Bermuda -- 0.2%
        3,900  Exel, Ltd., ADR                                       292,500
          400  Frontline Ltd., ADR+                                    1,994
          600  LaSalle Re Holdings Ltd., ADR                          13,050
        2,000  Partner Re Ltd., ADR                                   91,500
                                                                ------------
                                                                     399,044
                                                                ------------
      Brazil -- 0.6%
        5,425  Aracruz Celulose SA, ADR                               43,400
        5,996  Cemig-Companhia Energetica
                  de Minas, ADR                                      114,134
        1,100  Centrais Eletricas Brasileiras SA,
                  ADR                                                  9,468
        3,410  Centrais Geradoras do Suldo
                  Brasil SA, ADR+                                     20,460
        5,000  Companhia Cervejaria Brahma,
                  ADR                                                 42,500
        2,700  Companhia Siderurgica Nacional,
                  ADR                                                 60,750
        1,800  Continental AG, ADR                                    49,682
        1,300  Copene Petroquimica, ADR                                7,423
       11,200  Embratel Participacoes SA, ADR+                       156,100
        2,600  Panamerican Beverages Inc., ADR,
                  Class A                                             56,712
        1,120  Tele Celular Sul Participacoes SA                      19,530
        3,733  Tele Centro Oeste Celular
                  Participacoes SA, ADR+                              10,966
        2,240  Tele Centro Sul Participacoes SA,
                  ADR+                                                93,660
          224  Tele Leste Celular Participacoes SA,
                  ADR                                                  6,356
          560  Tele Nordeste Celular Participacoes
                  SA, ADR                                             10,360
          224  Tele Norte Celular Participacoes SA,
                  ADR                                                  5,054
       11,200  Tele Norte Leste Participacoes SA,
                  ADR+                                               139,300
        2,240  Tele Sudeste Celular Participacoes SA,
                  ADR                                                 46,340
       11,200  Telecomunicacoes Brasileiras SA                         1,225
          560  Telemig Celular Participacoes SA,
                  ADR+                                                11,900
        4,480  Telesp Celular Participacoes SA,
                  ADR+                                                78,400
       11,200  Telesp Participacoes SA, ADR                          247,800
                                                                ------------
                                                                   1,231,520
                                                                ------------
      Canada -- 2.7%
        4,200  Aber Resources Ltd.+                                    1,444
        3,200  Abitibi-Consolidated Inc., ADR                         29,800
        1,400  Agnico Eagle Mines Ltd., ADR                            5,775
        2,950  Alberta Energy Company Ltd.,
                  ADR                                                 63,425
          500  Alliance Atlantis Communications
                  Corp. Class B+                                       5,006
        9,550  Bank of Montreal, ADR                                 383,194
       23,000  BCE Inc., ADR                                         872,562
        2,600  BCE Mobile Communications,
                  Inc+                                                70,037
          800  Bell Canada International, Inc.+                        9,000
        3,700  BioChem Pharmaceuticals, Inc.                         105,912
        1,200  Biomira Inc., ADR+                                      3,713
        1,000  Biovail Corporation
                  International, ADR+                                 37,813
          948  Bowater Canada, Inc.                                   39,074
        4,600  Campbell Resource Inc., ADR+                            1,150
       15,900  Canadian Imperial Bank of
                  Commerce                                           392,531
        1,000  Canadian Marconi Company, ADR                          12,000
        5,100  Canadian Occidental Petroleum,
                  ADR                                                 53,231
       12,700  Canadian Pacific Ltd., ADR                            239,712
        1,600  Celestica, Inc.+                                       39,500
          600  Chieftain International, Inc., ADR+                     8,625
        1,100  Clearnet Communications Inc.,
                  ADR+                                                 8,938
           93  CliniChem Development, Inc.+                              448
        9,000  Cognos, Inc., ADR+                                    225,810
        3,300  Cominco, ADR                                           37,950
        2,000  Corel, ADR+                                             8,000
        2,300  Cott Corporation, ADR                                   8,122
          400  Decoma International, Inc                               3,350
        4,800  Domatar, Inc., ADR                                     28,200
          800  Dorel Industries, Inc.+                                12,900
          548  Dreco Energy Services Ltd.+                             6,095
       10,250  EdperBrascan Corporation,
                  Class A                                            142,859
        2,200  Enbridge, Inc.                                        101,062
        4,000  Encal Energy Ltd.+                                     13,750
          600  Fahnestock Viner Holdings, Inc.,
                  ADR                                                 10,500
        1,000  Four Seasons Hotels, Inc., ADR                         29,250
        2,500  Goldcorp Inc., Class A, ADR+                           14,375
        9,106  Gulf Canada Resources,  ADR                            26,749
        2,300  Hollinger, Inc., ADR                                   17,590
        6,900  Imperial Oil Ltd., ADR                                110,831
          800  Intertape Polymer Group Inc.,
                  ADR                                                 20,400
        1,400  Intrawest Corporation                                  23,625
        1,650  Ipsco, Inc., ADR                                       28,669
          300  Jetform Corporation, ADR+                               3,863
        8,315  Laidlaw, Inc., Class B                                 83,670
        1,600  Loewen Group Inc., ADR                                 13,500
        4,700  Macmillan Bloedel Ltd., ADR                            47,000
        2,200  Magna International, Class A,
                  ADR                                                136,400
        5,600  Methanex Corporation, ADR+                             28,350
        1,300  Microcell Telecommunications,
                  Inc.+                                                7,719
        4,000  Mitel Corporation, ADR+                                29,250
        6,200  Newbridge Network, ADR+                               188,325
        2,400  Newcourt Credit Group, Inc.                            83,850
        3,250  NOVA Corporation                                       42,453
        3,400  Numac Energy Inc., ADR+                                 7,650
        1,400  Philip Services Corporation+                              412
        1,700  Potash Corporation of
                  Saskatchewan, ADR                                  108,587
        2,600  Quebecor Inc., Class A, ADR                            55,793
        1,300  Rigel Energy Corporation, ADR+                          8,505
        1,900  Rio Algom Ltd., ADR                                    20,544
        3,400  Rogers Cantel Mobil
                  Communications, Class B, ADR+                       41,437
       11,400  Royal Bank of Canada                                  568,575
        2,500  Royal Group Technologies Ltd.+                         55,781
        4,300  Royal Oak Mines, ADR+                                   1,075
        2,000  Suncor Energy, Inc.                                    59,750
        3,200  Supersol Ltd.                                          39,200
          270  Talisman Energy, Inc+                                   4,725
        4,200  Teleglobe, Inc.                                       151,200
        2,800  Telesystem International
                  Wireless, Inc.+                                     34,650
       16,252  Transcanada Pipelines Ltd., ADR                       239,717
       17,100  Trilon Financial Corporation                          123,062
        3,900  Trizec Hahn Corporation, ADR                           79,950
        6,500  TVX Gold, Inc.+                                        11,482
        3,400  West Coast Energy, Inc., ADR                           67,575
                                                                ------------
                                                                   5,597,027
                                                                ------------
      Chile -- 0.3%
          600  AFP Provida, ADR                                        8,063
          900  Banco BHIF, ADR                                         6,975
          900  Banco de Edwards, ADR                                   9,900
          400  Banco Santander Chile, ADR                              5,850
        3,200  Banco Santiago SA, ADR                                 47,600
        1,900  Compania Cervecerias Unidas
                  SA, ADR                                             36,575
        7,075  Compania de Telecomunicaciones
                  de Chile SA, ADR                                   146,364
          800  Cristalerias de Chile, ADR                             10,500
        2,500  Distribucion y Servicio D&S SA                         28,750
        2,200  Embotelladora Andina SA, ADR                           31,900
        7,500  Empresa Nacional Electricidad SA,
                  ADR                                                 85,312
        2,100  Empresa Telex Chile, ADR+                               1,838
        4,400  Enersis SA, ADR                                       113,575
        2,200  Gener SA, ADR                                          35,200
          700  Laboratorio Chile SA, ADR                              10,063
        2,400  Linea Aerea Nacional Chile SA,
                  ADR+                                                11,400
        1,200  Madeco, ADR                                            10,050
        1,000  Maderas Y Sintelicos Sociedad
                   (Masisa), ADR                                       6,375
          700  Quimica Minera Chile SA, ADR                           23,581
        3,500  Quinenco SA, ADR                                       28,000
          600  Santa Isabel SA, ADR                                    3,975
          900  Supermercados Unimarc SA, ADR                           3,769
          500  Vina Concha Y Toro SA, ADR                             12,937
                                                                ------------
                                                                     678,552
                                                                ------------
      China\Hong Kong -- 3.5%
       18,500  Amoy Properties Ltd., ADR                              68,650
        2,300  Amway Asia Pacific Ltd., ADR                           21,275
        1,900  APT Satellite Holdings Ltd., ADR+                       7,719
        7,200  Asia Pulp & Paper Company Ltd.,
                  ADR                                                 58,950
          600  Asia SatelliteTelecommunications
                  Holdings Ltd., ADR                                  10,500
       47,848  Bank East Asia Ltd., ADR                               83,374
          750  Beijing Yanhua Petrochemical
                  Company, Ltd., ADR                                   3,000
        3,200  C.P. Pokphand, ADR                                      1,621
       10,300  Cathay Pacific Airways, ADR                            51,184
        6,800  CDL Hotels International
                  Ltd., ADR                                           17,466
       19,900  Champion Technology
                  Holdings, ADR                                        1,644
          700  China Eastern Airlines Corporation
                  Ltd., ADR+                                           4,375
          900  China Southern Airlines
                  Company Ltd., ADR+                                   4,106
       24,100  China Telecom (Hong Kong)
                  Ltd.+                                              837,475
        5,800  Dairy Farm International Ltd.,
                  ADR                                                 33,350
          500  DSG International Ltd., ADR+                            1,563
          483  Egana International Holdings Ltd.                       3,369
       17,000  First Pacific Company Ltd., ADR                        40,593
        3,700  Glorious Sun Enterprises Ltd.                           6,590
        1,300  Gold Peak Industries Ltd., ADR                          3,650
        3,000  Guangshen Railway Company
                  Ltd., ADR                                           18,000
        8,750  Hang Lung Development, ADR                             46,869
       27,300  Hang Seng Bank Ltd., ADR                              244,014
       59,100  Henderson Land Development
                  Company Ltd., ADR                                  305,890
       82,098  Hong Kong and China Gas Ltd.,
                  ADR                                                104,376
       74,800  Hong Kong Electric Holdings
                  Ltd., ADR                                          226,883
       13,400  Hong Kong Land Holdings, ADR                           79,060
       17,432  Hong Kong Telecommunications
                  Ltd., ADR                                          306,149
       32,200  Hopewell Holdings Ltd., ADR                            17,560
       10,800  HSBC Holdings Plc, ADR                              2,960,625
        4,700  Huaneng Power International,
                  ADR+                                                68,150
       18,600  Hysan Development Ltd., ADR                            55,457
       17,200  Jardine Matheson & Company
                  Ltd., ADR                                           43,430
        5,800  Jardine Strategic Holding, ADR                         16,820
        2,400  Johnson Electric Holdings, ADR                         61,645
       34,200  New World Development
                  Company Ltd., ADR                                  172,156
          500  Peak International Ltd.+                                4,188
        6,800  Pearl Oriental Holdings                                 6,495
        2,200  Shandong Huaneng, ADR                                  10,038
        3,970  Shanghai Chlor-Alkali Chemical
                  Company, ADR                                         2,700
        1,600  Shanghai Erfangji Co., Ltd., ADR+                         896
        2,600  Shanghai Petrochemicals Ltd., ADR                      22,100
        3,190  Shanghai Tire & Rubber Company
                  Ltd., ADR                                            3,190
        5,500  Shuntak Holdings Ltd., ADR                             10,364
        1,800  Singer Company, ADR                                     7,088
       11,150  South China Morning Post, ADR                          28,603
       88,400  Sun Hung Kai Properties Ltd.,
                  ADR                                                644,664
       61,500  Swire Pacific Ltd., ADR                               287,831
        7,700  Television Broadcasts Ltd.                             39,754
          800  VTech Holdings Ltd., ADR                               34,901
       10,500  Wharf Holdings Ltd., ADR+                              76,572
        1,800  Yanzhou Coal Mining Company
                  Ltd., ADR                                           13,612
                                                                ------------
                                                                   7,180,534
                                                                ------------
      Colombia -- 0.0% #
        1,100  Banco Ganadero SA, ADR                                 22,206
        1,300  Banco Industrial Colombiano,
                  ADR                                                  6,094
                                                                ------------
                                                                      28,300
                                                                ------------
      Denmark -- 0.5%
        6,200  Novo Nordisk AS, Series B, ADR                        412,300
        9,500  Tele Danmark, Series B, ADR                           644,812
                                                                ------------
                                                                   1,057,112
                                                                ------------
      Dominican Republic -- 0.0% #
          900  TRICOM SA, ADR+                                         6,300
                                                                ------------
      Finland -- 1.1%
        1,700  American Group Ltd., ADR+                               8,918
        1,700  Instrumentarium Corporation,
                  ADR                                                 35,700
       18,200  Nokia Oyj, ADR                                      2,191,962
          700  Rauma-Repola, ADR                                      10,413
        1,600  Valmet Corporation, ADR                                42,100
                                                                ------------
                                                                   2,289,093
                                                                ------------
      France -- 7.1%
        3,000  Accor SA                                              649,258
       13,200  Accor SA, ADR                                         285,673
       25,800  Alcatel Alsthom Cie Generale
                  D'Electric, ADR                                    630,487
        7,800  Alstom+                                               181,350
          700  Bouygues Offshore SA, ADR                               7,438
          800  Business Objets SA, ADR+                               26,000
        3,000  Canal Plus, ADR                                       163,656
        2,372  Clarins SA                                             33,940
        1,300  Coflexip SA, ADR                                       41,763
        1,000  Companie Generale de
                  Geophysique SA, ADR+                                10,875
       11,700  Credit Lyonnais+                                      441,549
        3,900  Dassault Systemes SA, ADR                             183,300
        3,200  Dollfus-Mieg & Cie SA                                  37,260
       21,500  Elf Aquitaine, ADR                                  1,217,437
       49,200  Eurotunnel SA+                                          5,192
       36,800  France Telecom SA                                   2,904,900
          500  Galeries Lafayette                                    536,577
          800  Genset, ADR+                                           22,100
          600  Groupe AB SA, ADR+                                      1,163
       12,750  Groupe Danone, ADR                                    729,744
        8,900  Lafarge SA, ADR                                       281,756
        2,900  Lagardere Group, ADR                                  123,448
       16,000  Louis Vuitton Moet Hennessy,
                  ADR                                                652,000
        3,025  Michelin                                              120,924
        3,800  Montupet                                              156,323
        3,800  Pechiney SA, ADR                                       61,275
        8,150  Pernod Ricard, ADR                                    132,286
        9,050  PSA Peugeot Citroen, ADR                              350,038
        6,500  Rhodia SA, ADR+                                        97,500
       10,900  Rhone-Poulnec SA, ADR                                 547,725
          400  Scor SA, ADR                                           26,750
       16,200  Societe Generale, ADR                                 524,450
        5,700  STMicroelectronics NV+                                444,956
        1,000  Stolt Comex Seaway SA                                   6,750
        4,200  Thomson CSF, ADR                                      180,290
       16,800  Total SA, ADR                                         835,800
       14,800  Total SA, Class B                                   1,498,265
        2,700  Valeo SA, ADR                                         212,678
        4,500  Vivendi, ADR                                          233,411
                                                                ------------
                                                                  14,596,287
                                                                ------------
      Germany -- 7.6%
       25,500  Bayer AG, ADR                                       1,064,923
       14,200  Commerzbank AG, ADR                                   449,022
       14,371  Daimler Chrysler Aerospace AG+                      1,380,514
       19,700  Deutsche Bank AG, ADR                               1,159,588
      102,100  Deutsche Telekom, ADR                               3,343,775
       16,400  Dresdner Bank AG, ADR                                 688,828
        7,800  Fresenius Medical Care AG, ADR                        183,300
       21,600  Hoechst AG, ADR                                       885,600
       15,200  Mannesmann AG                                       1,741,990
          428  Pfeiffer Vacuum Technology
                  AG, ADR                                             16,371
          800  Puma AG, ADR                                           10,560
       12,500  RWE AG, ADR                                           684,402
       49,004  SAP AG, ADR                                         1,948,477
        2,300  SGL Carbon AG, ADR                                     45,425
       18,200  VEBA AG                                             1,089,725
       51,400  Volkswagen AG, ADR                                    820,377
                                                                ------------
                                                                  15,512,877
                                                                ------------
      Greece -- 0.1%
          400  Anangel -- American
                  Shipholdings Ltd, ADR                                2,050
       15,000  Hellenic Telecommunication
                  Organization SA (OTE), ADR+                        198,750
                                                                ------------
                                                                     200,800
                                                                ------------
      Hungary -- 0.1%
          600  Euronet Services, Inc., ADR+                            1,613
        7,700  Magyar Tavkozlesi Rt, ADR                             229,556
          600  Pannonplast Rt.                                         4,244
                                                                ------------
                                                                     235,413
                                                                ------------
      Indonesia -- 0.1%
        3,300  Gulf Indonesia Resources Ltd.+                         21,450
        5,300  PT Indorayon Utama, ADR+                                  994
        3,883  PT Indosat, ADR                                        47,324
        1,100  PT Pasifik Satelit Nusantara,
                  ADR+                                                 3,815
       15,500  PT Telekomunikasi Indonesia,
                  ADR                                                100,750
        1,100  PT Tri Polyta Indonesia, ADR+                             447
                                                                ------------
                                                                     174,780
                                                                ------------
      Ireland -- 0.7%
        4,200  Allied Irish Banks, ADR                               463,575
        4,300  Bank of Ireland, ADR                                  387,000
        1,400  CBT Group Plc, ADR+                                    20,825
       14,000  CRH, ADR                                              252,000
        2,400  Elan Corporation Plc, ADR+                            166,950
          700  ESAT Telecom Group Plc, ADR+                           26,950
        2,100  Jefferson Smurfit Group, ADR                           37,275
        1,400  Ryanair Holdings Plc, ADR+                             52,850
        1,300  Saville Systems Ireland, ADR+                          24,700
          500  Warner Chilcott Laboratories,
                  ADR+                                                 3,375
        2,800  Waterford Wedgwood Plc,  ADR                           25,200
                                                                ------------
                                                                   1,460,700
                                                                ------------
      Israel -- 0.2%
          200  American-Israeli Paper Mills, ADR                       7,400
        1,300  Blue Square-Israel Ltd., ADR                           13,487
        1,300  Check Point Software Technologies
                  Ltd.+                                               59,556
        2,700  ECI TelecommunicationsLtd., ADR                        96,187
          800  Elbit Medical Imaging Ltd., ADR                         8,500
          900  Elbit Systems Ltd., ADR                                10,800
          800  Elron Electronic Industries Ltd.,
                  ADR                                                 12,650
          800  Elscint Ltd., ADR+                                      9,900
          500  ESC Medical Systems Ltd.,
                  ADR+                                                 5,250
          300  Formula Systems (1985) Ltd.,
                  ADR+                                                 7,500
          400  Gilat Satellite Network Ltd.,
                  ADR+                                                22,050
        2,300  Koor Industries Ltd., ADR                              40,106
          500  Matav-Cable Systems Media
                  Ltd., ADR                                            9,688
          500  MEMCO Software Ltd.+                                    7,625
          300  NICE-Systems Ltd., ADR+                                 6,488
          500  Orckit Communications Ltd.+                             8,094
        1,600  Scitex Corporation, ADR+                               18,800
          500  Tecnomatrix Technologies Ltd.,
                  ADR+                                                 8,750
        2,100  Teva Pharmaceutical, ADR                               85,444
                                                                ------------
                                                                     438,275
                                                                ------------
      Italy -- 2.5%
        3,272  Benetton Group SpA, ADR                               130,062
        1,600  De Rigo SpA, ADR+                                       9,000
       29,400  Ente Nazionale Idrocarburi SpA,
                  ADR                                              1,991,850
       24,230  Fiat, ADR                                             427,054
        1,000  Fila Holding SpA, ADR                                   7,750
        2,100  Industrie Natuzzi, ADR                                 52,238
       14,800  Instituto Nazionale delle
                  Assicurazioni, ADR                                 391,275
       11,286  Istituto Bancario San Paolo
                  di Torino, ADR+                                    403,475
        8,500  Luxottica Group, ADR                                  102,000
       19,542  Montedison SpA, ADR                                   257,710
          500  SAES Getters SpA, ADR                                   2,781
       14,200  Telecom Italia SpA                                  1,235,400
                                                                ------------
                                                                   5,010,595
                                                                ------------
      Japan -- 11.1%
       10,870  Amway Japan Ltd., ADR                                  58,426
        6,700  Bandai Company Ltd., ADR                               16,298
      180,895  Bank of Tokyo, ADR                                  1,899,397
       30,700  Canon Inc., ADR                                       660,050
        2,500  CSK Corporation, ADR                                   58,125
       13,200  Dai'El, Inc., ADR                                      81,675
        9,750  Eisai Company Ltd., ADR                               189,739
       18,900  Fuji Photo Film Company
                  Ltd., ADR                                          692,213
       12,200  Hitachi Ltd., ADR                                     737,337
       17,100  Honda Motor Company
                  Ltd., ADR                                        1,141,425
       15,600  Ito-Yokado Ltd., ADR                                1,076,400
       32,700  Japan Airlines Company, ADR                           171,675
       12,800  Kawasaki Heavy Industries Ltd.                        120,018
       11,800  Kawasaki Steel Corporation,
                  ADR                                                176,400
        3,800  Kirin Brewery Company, ADR                            470,250
       20,900  Kobe Steel Ltd., ADR                                   73,950
        9,100  Komatsu Ltd., ADR                                     190,935
        2,600  Kubota Corporation, ADR                               150,150
        6,800  Kyocera Corporation, ADR                              353,175
        6,200  Makita Corporation, ADR                                65,875
        7,600  Matsushita Electric Industrial
                  Company Ltd., ADR                                1,326,200
       28,800  Mitsubishi Corporation, ADR                           331,181
        3,000  Mitsui & Company Ltd., ADR                            339,000
       11,200  NEC Corporation, ADR                                  506,800
      117,300  Nippon Telegraph & Telephone Corporation, ADR       4,398,750
       46,500  Nissan Motor Company Ltd., ADR                        276,094
        9,600  Olympus Optical Company, ADR                          110,309
        6,200  Pioneer Electronics Corporation,
                  ADR                                                101,525
        2,900  Q.P. Corporation, ADR                                  47,662
        4,900  Ricoh Company Ltd., ADR                               225,820
       14,400  Sanyo Electric Corporation, ADR                       223,200
          512  Sawako Corporation, ADR                                 2,853
       11,900  Sega Enterprises, ADR                                  65,921
       14,800  Shiseido Ltd., ADR                                    190,089
       13,800  Sony Corporation, ADR                                 990,150
       11,400  Sumitomo Metal Industries, ADR                        130,084
       46,100  Sumitomo Trust & Banking
                  Co., Ltd., ADR                                     122,335
        4,800  TDK Corporation, ADR                                  433,200
       11,200  Tokio Marine & Fire Insurance
                  Ltd., ADR                                          680,400
       72,170  Toyota Motor Corporation, ADR                       3,838,542
        1,200  Wacoal Corporation, ADR                                77,550
                                                                ------------
                                                                  22,801,178
                                                                ------------
      Korea -- 0.6%
       47,700  Korea Electric Power Corporation,
                  ADR                                                748,294
       13,900  Pohang Iron & Steel Company,
                  Ltd., ADR                                          234,563
       21,275  SK Telecom Company Ltd., ADR                          216,735
                                                                ------------
                                                                   1,199,592
                                                                ------------
      Luxembourg -- 0.1%
        1,200  Espirito Santo Financial Holdings,
                  ADR                                                 23,475
        1,700  Millicom International Cellular
                  S.A.+                                               59,287
        8,350  Minorco SA, ADR                                       126,816
                                                                ------------
                                                                     209,578
                                                                ------------
      Malaysia -- 0.0%
       41,900  Amsteel Corporation Berhad                                 --
       39,500  Resorts World Berhad                                       --
                                                                ------------
                                                                          --
                                                                ------------
      Mexico -- 1.0%
        2,900  Altos Hornos de Mexico SA,
                  ADR+                                                 9,969
        2,100  Apasco SA, Series A, ADR                               37,148
          800  Bufete Industries, ADR+                                 3,250
       22,500  Cemex SA, ADR                                          96,977
        5,100  Coca-Cola Femsa SA, ADR                                67,575
        2,500  Consorcio G. Grupo Dina, ADR+                           3,750
        2,000  Controladora Comercial
                  Mexican SA de CV, ADR                               28,375
        2,505  Desc de CV, Series C, ADR                              48,065
        4,000  Empresas Ica, ADR                                      18,000
        4,400  Empresas La Moderna SA
                  de CV, ADR+                                        104,500
       37,800  Grupo Carso SA, ADR                                   256,400
        1,100  Grupo Casa Autrey, ADR                                  7,494
       13,300  Grupo Elektra, ADR                                     66,500
        7,800  Grupo Financiero Bancomer SA
                  de CV, ADR                                          33,382
        4,400  Grupo Financiero Serfin SA
                  de CV, ADR+                                          2,750
        1,100  Grupo Imsa SA, ADR                                     11,481
          800  Grupo Industrial Durango SA,
                  ADR+                                                 4,400
        2,400  Grupo Industrial Maseca SA, ADR                        29,850
        2,100  Grupo Iusacell, Series L, ADR+                         14,962
          500  Grupo Radio Central, ADR                                2,687
        5,600  Grupo Telivisa SA, ADR+                               138,250
        2,800  Grupo Tribasa SA, ADR+                                  4,725
        1,000  Industries Bachoco SA                                  10,250
        5,200  Kimberly Clark Inc., ADR                               82,538
       19,300  Telefono de Mexico SA, ADR                            939,669
        2,000  Transport Matima Mexico,
                  Class L, ADR+                                       10,750
        2,700  Tubos de Acero de Mexico, ADR                          17,381
        4,300  Vitro Sociedad Anomina, ADR                            19,619
                                                                ------------
                                                                   2,070,697
                                                                ------------
      Netherlands -- 5.7%
       52,500  ABN AMRO Holding, ADR                               1,141,875
       19,200  AEGON Insurance, ADR                                2,347,200
       10,500  Akzo Nobel, ADR                                       468,563
        5,000  ASM Lithography Holdings NV+                          152,500
        6,800  Baan Company, ADR+                                     71,400
        1,200  Benckiser NV                                           76,650
          500  Chicago Bridge & Iron
                  Company NV                                           6,156
        5,200  DSM, ADR                                              123,862
       12,900  Elsevier, ADR                                         361,200
        7,425  Fortis Amev, ADR                                      616,543
        3,200  Gucci Group, ADR                                      155,600
       33,105  ING Groep NV                                        2,058,717
        4,800  Ispat International NV, Class A                        37,200
        3,400  KLM Royal Dutch Airlines, ADR                         102,000
       14,260  Koninklijke Ahold, ADR                                527,620
        3,100  Koninklijke Bols Wessanen
                  NV, ADR                                             39,932
          500  Koninklijke Van Ommeren,
                  ADR                                                 15,569
        1,300  Madge Networks NV, ADR+                                 4,225
        5,400  New Holland NV, ADR                                    73,913
        2,500  Oce Van Der Griten, ADR                                90,000
          500  Orthofix International NV, ADR+                         7,000
       12,300  Philips Electronics NV, ADR                           832,556
          600  QIAGEN N.V. ADR+                                       36,150
        1,600  Royal Nedlloyd Group, ADR                              10,859
       16,983  Royal PTT Nederland, ADR                              853,396
       16,983  TNT Post Group NV, ADR                                551,947
        3,300  Toolex Alpha NV, ADR+                                  37,125
          200  Velcro Industries NV, ADR                              29,800
        6,900  VNU -- Verenigde Nederlandse
                 Uitgeversbedrijven Verengd
                  Bezit, ADR                                         260,031
        2,600  Wolters Kluwer, ADR                                   556,065
                                                                ------------
                                                                  11,645,654
                                                                ------------
      New Zealand -- 0.1%
        1,325  Fletcher Challenge, Building, ADR                      19,875
        1,325  Fletcher Challenge, Energy, ADR                        25,009
        3,160  Fletcher Challenge, Forest, ADR                         9,875
        2,550  Fletcher Challenge, Paper, ADR                         16,575
        4,500  Telecommunications of
                  New Zealand Ltd., ADR                              160,594
          500  Tranz Rail Holdings Ltd., ADR                           3,375
                                                                ------------
                                                                     235,303
                                                                ------------
      Norway -- 0.2%
        1,800  Nera ASA, ADR                                           2,475
        8,250  Norsk Hydro AS, ADR                                   282,047
        2,200  Petroleum Geo-- Services, ADR+                         34,650
        4,300  Saga Petroleum, Class A, ADR                           41,387
        1,700  Smedvig ASA, ADR                                       14,319
          700  Unitor ASA, ADR                                         6,817
                                                                ------------
                                                                     381,695
                                                                ------------
      Panama -- 0.0% #
          700  Banco Latinoamericano
                  de Exportaciones SA                                 11,637
                                                                ------------
      Peru -- 0.1%
        2,500  Banco Wiese, ADR                                        4,687
          500  Compania de Minas
                  Buenaventura SA, ADR                                 6,500
        8,500  Telefonica del Peru SA, ADR                           107,844
                                                                ------------
                                                                     119,031
                                                                ------------
      Philippines -- 0.1%
        4,100  Philippine Long Distance
                  Telephone Company, ADR                             106,344
        9,150  San Miguel Corporation,
                  Class B, ADR                                       176,414
                                                                ------------
                                                                     282,758
                                                                ------------
      Portugal -- 0.5%
        4,200  Banco Comercial Portuges
                  SA, ADR                                            127,575
       10,900  Electricidade de Portugal SA,
                  ADR                                                485,731
        6,900  Portugal Telecom SA, ADR                              307,913
                                                                ------------
                                                                     921,219
                                                                ------------
      Russia -- 0.1%
        4,800  Lukoil, ADR                                            77,760
        9,300  Mosenergo, ADR                                         18,600
        4,400  Rostelecom, ADR                                        18,425
       17,000  Surgutneftegaz                                         58,225
        4,400  Tatneft, ADR                                            8,470
       15,100  Unified Energy Systems                                 46,055
        1,000  Vimpel-- Communications,
                  ADR+                                                12,937
                                                                ------------
                                                                     240,472
                                                                ------------
      Singapore -- 0.2%
        6,500  Asia Pacific Resources International
                Holdings Ltd., Class A+                                4,469
          500  Asia Pacific Wire & Cable
                  Corporation Ltd.+                                    2,000
        1,300  China Yuchai, ADR+                                        731
        3,200  Cycle & Carriage Ltd., ADR                             21,902
        6,022  Development Bank of Singapore,
                  ADR                                                217,390
       12,875  Keppel Corporation Ltd.                                68,937
        6,100  Neptune Orient Lines Ltd.,
                  ADR+                                                 7,833
       16,600  United Overseas Bank Ltd.,
                  ADR                                                131,714
                                                                ------------
                                                                     454,976
                                                                ------------
      South Africa -- 0.3%
        5,100  Driefontein Consolidated, ADR                          20,400
        9,066  Gold Fields Ltd.+                                      50,022
        3,900  Gold Fields of South Africa Ltd.                        6,825
        1,600  Harmony Gold Mining
                  Company Ltd., ADR+                                   7,600
        6,429  Imperial Holdings Ltd., ADR                            39,292
        9,100  Iscor Ltd., ADR                                        16,376
       18,400  Liberty Life Association of
                  Africa Ltd., ADR                                   126,513
        3,400  Pepkor Ltd., ADR                                       28,284
       21,200  Sasol Ltd., ADR                                        84,800
        3,100  Servgro International Ltd., ADR+                       20,938
       10,200  South African Breweries., ADR                         171,781
       13,400  Wooltru Ltd., ADR                                      16,380
                                                                ------------
                                                                     589,211
                                                                ------------
      Spain -- 3.2%
       77,000  Banco Bilbao Vizcaya, ADR                           1,232,000
       35,700  Banco Central Hispano, ADR                            428,400
       36,210  Banco Santander SA, ADR                               715,148
       22,700  Banesto Espanol de Credito,
                  ADR+                                               149,342
        3,100  Compania Sevillana Electric,
                  ADR                                                 84,851
        9,100  Corporacion Bancaria Argentaria                       468,650
       40,300  Endesa S.A., ADR                                    1,088,100
       12,450  Repsol, ADR                                           680,081
       11,832  Telefonica de Espana SA,
                  ADR                                              1,601,757
                                                                ------------
                                                                   6,448,329
                                                                ------------
      Sweden -- 2.3%
        4,300  AGA AB, ADR                                            56,364
       63,700  Astra AB, ADR                                       1,317,794
        5,066  Atlas Copco, ADR                                      110,987
        3,800  Autoliv Inc., ADR                                     141,312
          500  Biacore International AB, ADR+                          5,063
        7,000  Electrolux AB, ADR                                    244,125
       70,900  Ericsson (L.M.) Telephone
                  Company, Class B, ADR                            1,697,169
       13,000  Forenings Sparbanken AB, ADR                          336,008
          700  Pricer AB, ADR+                                         1,878
       10,350  Sandvik AB, ADR                                       178,343
        4,300  SKF AB, ADR                                            49,450
        7,100  Svenska Cellulosa AB, ADR                             154,675
        1,700  Swedish Match Company, ADR                             62,475
       18,400  Volvo AB, ADR                                         428,950
                                                                ------------
                                                                   4,784,593
                                                                ------------
      Switzerland -- 6.6%
       12,000  ABB AB, ADR                                           132,000
        2,900  ABB AG, ADR                                           339,885
        5,000  Adecco SA, ADR                                        288,750
       19,100  Credit Suisse Group, ADR                              747,343
        1,700  Mettler Toledo International,
                  Inc.+                                               47,706
       29,700  Nestle, ADR                                         3,232,256
       46,066  Novartis, ADR                                       4,527,124
       29,200  Roche Holdings Ltd.                                 3,562,583
        4,100  Sulzer Medica, ADR                                     78,925
        1,200  TAG Heuer International SA,
                  ADR                                                  8,550
       41,000  UBS AG, ADR+                                          629,759
                                                                ------------
                                                                  13,594,881
                                                                ------------
      Taiwan -- 0.3%
        4,458  Macronix International
                  Company Ltd., ADR                                   35,107
       43,500  Taiwan Semiconductor
                  Manufacturing Company                              617,156
                                                                ------------
                                                                     652,263
                                                                ------------
      Thailand -- 0.0% #
        3,800  Advanced Information Services
                  PCL, ADR                                            22,162
       10,050  Shinawatra Corporation, ADR                            16,589
                                                                ------------
                                                                      38,751
                                                                ------------
      United Kingdom -- 34.6%
       24,300  Abbey National Plc, ADR                             1,036,757
      599,300  Albert Fisher Group Plc                                59,741
        2,800  Albert Fisher Group Plc, ADR                            1,977
       31,600  Alexon Group Plc                                      101,326
       38,200  Allied Domeq Plc, ADR                                 353,504
       28,589  Allied Zurich AG, Plc, ADR+                           860,656
      352,650  Amvescap Plc                                        2,724,410
        4,200  Amvescap Plc, ADR                                     161,700
          600  ARM Holdings Plc, ADR+                                 36,150
       16,000  AXA SA, ADR                                         1,156,000
       38,100  BAA Plc, ADR                                          447,528
      136,200  Barclays Plc                                        2,952,999
       18,200  Barclays Plc, ADR                                   1,638,000
       28,714  Bass Publishing Limited
                  Company Plc, ADR                                   412,764
       58,400  Bellway Plc                                           269,733
        1,000  Bespak Plc, ADR                                        15,484
       32,117  BG Plc, ADR                                         1,049,824
       26,800  Blue Circle Industries Plc, ADR                       140,256
        3,950  Bluebird Toys                                           7,350
        4,600  BOC Group Plc, ADR                                    125,350
        1,600  Body Shop International Plc, ADR                       11,563
        2,100  Booker Plc, ADR                                         8,722
        3,600  British Airways Plc, ADR                              244,125
       28,591  British American Tobacco Plc,
                  ADR                                                500,342
        2,500  British Biotech Plc, ADR+                              14,688
       38,100  British Petroleum Company Plc,
                  ADR                                              3,619,500
        6,200  British Sky Broadcasting Group
                  Plc, ADR                                           287,525
        7,300  British Steel Plc, ADR                                106,763
       22,900  British Telecommunications Plc,
                  ADR                                              3,473,644
      127,500  British-Borneo Petroleum
                  Syndicate Plc                                      209,711
       27,186  BTR Plc, ADR                                          222,221
        3,800  Burmah Castrol Plc, ADR                               109,725
       12,312  Cable & Wireless Communications
                  Plc+                                               558,657
       26,900  Cable & Wireless Plc, ADR                             988,575
        8,950  Cadbury Schweppes Plc, ADR                            619,787
          583  Cantab Pharmaceuticals Plc, ADR+                        5,611
        4,300  Carlton Communications Plc,
                  ADR                                                197,263
        2,755  Christian Salvesen Plc, ADR                            41,652
        8,450  Coats Viyella Plc, ADR                                 11,793
       14,000  Coca-Cola Beverages Plc+                               24,655
        4,400  COLT Telecom Group Plc, ADR+                          263,450
       23,500  Compass Group Plc, ADR                                268,226
          870  Cordiant Communications
                  Group                                                9,026
        1,700  Danka Business Systems Plc,
                  ADR                                                  7,119
          500  Denison International Plc, ADR+                         6,250
       71,150  Dewhirst Group Plc                                     96,931
       37,183  Diageo Plc, ADR                                     1,719,714
          900  Dialog Corp. Plc+                                       4,050
        2,000  Dixons Group Plc                                       28,111
        5,000  Dixons Group Plc, ADR                                 211,829
          400  Doncasters Plc, ADR+                                    6,475
          600  Eidos Plc, ADR+                                         9,638
       16,025  EMI Group Plc, ADR                                    214,057
        4,300  English China Clays Plc, ADR+                          34,934
        5,400  Enterprise Oil Plc, ADR                                75,600
        6,300  Fairview Holdings Plc+                                  9,316
        6,200  Gallaher Group Plc, ADR                               168,563
          400  Gentia Software Plc+                                    1,150
       61,300  Glaxo Wellcome Plc, ADR                             4,260,350
       32,500  Goode Durrant Plc                                     147,948
        4,825  Hanson Trust Plc, ADR                                 188,175
       94,800  Hickson International Plc                              73,238
        3,150  Hillsdown Holdings Plc+                                15,700
          400  ICON Plc, ADR+                                         13,400
      392,000  Imperial Chemical Industries Plc                    3,396,378
        6,600  Imperial Chemical Industries Plc,
                  ADR                                                230,587
        9,425  Imperial Tobacco Group Plc, ADR                       197,300
        2,000  Ionica Group Plc, ADR+                                  1,725
       97,050  John Mowlem & Company Plc                             158,821
       24,700  Kingfisher Plc, ADR                                   535,119
       76,800  Laird Group Plc                                       207,981
       10,500  Lasmo Plc, ADR                                         56,438
        1,800  Laura Ashley Holdings Plc, ADR+                         2,093
      113,180  Logica Plc                                            983,438
       69,650  London Forfaiting Co. Plc                             133,074
        2,700  London International Group
                  Plc, ADR                                            29,363
          600  London Pacific Group Ltd. Plc,
                  ADR                                                  7,538
        5,400  Lucas Varity Plc, ADR                                 180,900
      121,750  M.L. Laboritories Plc                                 148,673
      139,950  Manchester United Plc                                 516,180
       17,200  Marks & Spencer Plc, ADR                              706,403
        3,200  Medeva Plc, ADR                                        25,800
          500  Micro Focus Group Plc, ADR+                             4,719
      728,550  Monument Oil & Gas Plc                                423,646
       10,670  National Grid Group Plc, ADR                          427,225
       11,000  National Power Plc, ADR                               404,250
       10,400  National Westminster Bank Plc,
                  ADR                                              1,232,400
      195,550  Next Plc                                            1,601,697
        3,750  NFC Plc, ADR                                           37,500
          400  Novel Denim Holdings Ltd.+                              8,500
      223,849  Nycomed Amersham Plc.                               1,543,401
        9,400  Orange Plc, ADR+                                      542,850
       20,300  Pearson Plc, ADR                                      403,707
       11,200  Peninsular & Oriental Steam Plc,
                  ADR                                                264,974
        6,900  Powergen Plc, ADR                                     369,150
       83,400  Powerscreen International                             156,574
        5,100  Premier Farnell Plc, ADR                               25,181
        1,600  Premier Oil Plc, ADC                                    4,253
       14,100  Prudential Plc, ADR                                 1,068,217
        5,300  Racal Electronics Plc, ADR                             61,286
        1,800  Ramco Energy Plc, ADR+                                  6,300
       15,400  Rank Group Plc, ADR                                   115,500
       11,700  Reed International Plc, ADR                           368,550
       10,600  Rentokil Initial Plc, ADR                             799,183
        8,753  Reuters Group Plc, ADR                                554,721
       14,311  Rexam Plc, ADR                                         39,356
        9,700  Rio Tinto Plc, ADR                                    439,531
      540,450  Rugby Group Plc                                       835,053
          870  Saatchi & Saatchi Plc                                  10,440
        1,600  Scottish Hydro-Electric Plc, ADR                      181,293
        7,400  Scottish Power Plc, ADR                               300,475
        4,200  Sedgwick Group Plc, ADR                                79,275
        1,700  Select Appointments Holdings
                  Plc, ADR                                            36,550
          500  SELECT Software Tools Plc,
                  ADR+                                                   531
        1,700  Senetek Plc, ADR+                                       2,763
       62,300  Shell Transportation &Trading
                  Plc, ADR                                         2,316,781
        1,700  Shire Pharmaceuticals Group
                  Plc, ADR+                                           34,425
       35,600  Siebe Plc, ADR                                        279,169
          400  Signet Group Plc+                                       6,200
          300  Smallworldwide Plc, ADR+                                3,750
       42,500  Smithkline Beecham Group
                  Plc, ADR                                         2,953,750
       17,283  Southern Electric Corporation
                  Plc, ADR                                           194,107
      297,250  Standard Chartered Plc                              3,447,093
          500  Stolt Comex Seaway SA+                                  2,813
        1,300  Stolt-Nielsen SA Plc                                   13,163
          850  Stolt-Nielsen SA Plc, ADR                               8,713
        3,000  Tate & Lyle Plc, ADR                                   64,595
          900  Taylor Nelson Sofres Plc, ADR                          17,158
        6,807  Telewest Communications Plc,
                  ADR+                                               192,298
        6,300  Terranova Foods Plc+                                   11,514
       90,000  Tesco Plc                                             261,671
       76,200  Tesco Plc, ADR                                        664,645
        8,500  TI Group Plc, ADR                                      91,454
       12,300  Tomkins Plc, ADR                                      246,000
        1,400  Trinity Plc                                            18,608
       35,600  Ulster Television Plc                                 103,506
       69,500  Unilever Plc, ADR                                   3,127,500
       17,244  United Biscuits (Holdings) Plc                         67,756
        4,600  United News & Media Plc, ADR                           83,375
       10,100  United Utilities Plc, ADR                             292,900
       11,050  Vodafone Group Plc, ADR                             1,780,431
        2,500  Wembley Plc, ADR                                       50,756
       81,800  Wickes Plc                                            339,757
        6,461  Williams Plc, ADR                                     110,778
        2,800  WPP Group Plc, ADR                                    172,900
        1,000  Xenova Group Plc, ADR+                                    563
       35,100  Zeneca Group Plc, ADR                               1,575,112
                                                                ------------
                                                                  71,041,384
                                                                ------------
      United States -- 0.0% #
          300  ESG Re Ltd.                                             6,075
          449  NTL, Inc.+                                             25,340
          400  Stirling Cooke Brown Holdings
                  Ltd.                                                 6,950
                                                                ------------
                                                                      38,365
                                                                ------------
      Venezuela -- 0.0% #
          655  Banco Venezolano deCredito,
                  ADR                                                  3,597
        1,700  Compania Anonima Nacional
                  Telefonos de Venezuela, ADR                         30,281
        2,400  Mavesa SA, ADR                                          9,000
        1,000  Sidervrgica/Venez/Sivensa, ADR                          4,681
                                                                ------------
                                                                      47,559
                                                                ------------
TOTAL COMMON STOCKS
    (Cost $160,909,631)                                          201,301,320

Principal
Amount
------


REPURCHASE AGREEMENT -- 0.7%

    (Cost $1,501,000)
$1,501,000 Agreement with State Street
             Bank and Trust Company,
             4.850% dated 12/31/1998, to
             be repurchased at $1,501,809
             on 01/04/1999, collateralized by
             $1,255,000 U.S. Treasury Note,
             7.250% maturing 05/15/2016
             (value $1,534,230)                                    1,501,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $44,402,461)                        21.6%               44,402,461
                                              ----              ------------
TOTAL INVESTMENTS
    (Cost $206,813,092*)                     120.3%              247,204,781
OTHER ASSETS AND
    LIABILITIES (Net)                        (20.3)              (41,712,382)
                                              ----               ------------
NET ASSETS                                   100.0%             $205,492,399
                                              ====              ============

---------
  *  Aggregate cost for Federal tax purposes.
 ** As of December 31, 1998, the market value of the securities on loan is $42,898,276. Collateral received for securities loaned of $44,402,461 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  +  Non-income producing security.
  #  Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.

Munder International Equity Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)
                   (Continued)

At December 31, 1998 Sector diversification of the Munder International Equity Fund was as follows:
                                                % of
                                               Net Assets         Value
                                               ----------         -----
COMMON STOCKS:
Banking & Financial Services................     17.9%           $36,871,924
Telecommunications..........................     12.1             24,937,582
Drugs & Health Care.........................      8.8             18,052,031
Oil & Gas...................................      8.2             16,810,249
Food & Beverage.............................      6.0             12,395,930
Utilities...................................      4.8              9,797,255
Automotive..................................      4.6              9,526,473
Chemicals...................................      4.2              8,668,360
Machinery & Heavy Equipment.................      4.0              8,109,528
Retail......................................      3.4              6,997,158
Electronics.................................      1.9              3,991,193
Electric & Electrical Equipment.............      1.8              3,682,775
Printing & Publishing.......................      1.6              3,185,030
Business Services...........................      1.6              3,369,371
Metals & Mining.............................      1.4              2,805,259
Building & Building Materials...............      1.4              2,784,610
Manufacturing...............................      1.3              2,606,618
Transportation..............................      1.2              2,360,920
Software....................................      1.1              2,294,077
Household Appliances &
    Home Furnishings........................      1.0              2,061,613
Construction & Mining
    Equipment...............................      1.0              2,032,276
Photography.................................      0.9              1,778,392
Diversified Industrial......................      0.9              1,759,496
Medical Products............................      0.8              1,543,401
Tobacco.....................................      0.7              1,397,769
Broadcasting & Advertising..................      0.7              1,374,704
Real Estate.................................      0.6              1,307,135
Insurance...................................      0.6              1,166,181
Office Supplies.............................      0.5                996,857
Hotels & Restaurants........................      0.5                981,647
Entertainment...............................      0.4                876,674
Conglomerates...............................      0.4                760,447
Forest Paper & Products.....................      0.3                585,654
Apparel & Textiles..........................      0.3                681,312
Miscellaneous...............................      1.3              2,751,419
                                                  ----            ----------
TOTAL COMMON STOCKS ........................     98.0            201,301,320
REPURCHASE
    AGREEMENT ..............................      0.7              1,501,000
OTHER INVESTMENTS ..........................     21.6             44,402,461
                                                 ----             ----------
TOTAL INVESTMENTS ..........................    120.3            247,204,781
OTHER ASSETS AND
    LIABILITIES (Net) ......................    (20.3)          (41,712,382)
                                                  ----           -----------
NET ASSETS .................................    100.0%          $205,492,399
                                                 ====             ==========


                     See Notes to Financial Statements.
Munder Micro-Cap Equity Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)

Shares                                                             Value
------                                                             -----

COMMON STOCKS -- 99.0%
      Aerospace & Defense -- 1.7%
    139,700   Titan Corporation                                    $ 768,350
                                                                ------------
      Banking and Financial Services -- 4.6%
     43,400   ACE Cash Express, Inc.+                                651,000
     48,800   Columbia Bankcorp                                      439,200
     53,600   Litchfield Financial Corporation                     1,018,400
                                                                ------------
                                                                   2,108,600
                                                                ------------
      Building Materials -- 3.5%
     33,800   Dayton Superior Corporation+                           650,650
     41,950   LSI Industries, Inc.                                   941,253
                                                                ------------
                                                                   1,591,903
                                                                ------------
      Commercial Services -- 9.2%
     82,750   America Bank Note
                 Holographics, Inc.+                               1,448,125
     45,400   COMARCO, Inc.+                                       1,089,600
     65,900   Koala Corporation+                                   1,145,013
     46,200   MPW Industrial Services Group,
                 Inc.+                                               519,750
                                                                ------------
                                                                   4,202,488
                                                                ------------
      Computers & Business Equipment -- 2.5%
     53,200   ScanSource, Inc.+                                    1,143,800
                                                                ------------
      Computer Hardware, Software
          or Services -- 13.9%
     38,550   Analytical Surveys, Inc.+                            1,187,822
    173,450   Clarus Corporation+                                  1,040,700
     70,150   DA Consulting Group, Inc.+                           1,534,531
    208,400   Sapiens International
                 Corporation, ADR+                                 1,654,175
     52,600   SBS Technologies, Inc.+                                973,100
                                                                ------------
                                                                   6,390,328
                                                                ------------
      Electrical Equipment -- 2.9%
    134,100   Ault, Inc.+                                            854,887
     70,700   Merrimac Industries, Inc.                              486,063
                                                                ------------
                                                                   1,340,950
                                                                ------------
      Electronics -- 12.7%
     96,050   Aeroflex, Inc.+                                      1,452,756
     75,010   Anaren Microwave, Inc.+                              1,584,586
    122,520   Herley Industries, Inc.+                             1,470,240
     93,000   JPM Company+                                         1,302,000
                                                                ------------
                                                                   5,809,582
                                                                ------------
      Health Care Producers -- 1.2%
    176,300   Apple Orthodontix, Inc.+                               572,975
                                                                ------------
      Health Care Products -- 5.3%
     97,600   Colorado MEDTech, Inc.+                              1,293,200
     52,500   ICU Medical, Inc.+                                   1,155,000
                                                                ------------
                                                                   2,448,200
                                                                ------------
      Industrial Machinery -- 1.3%
     40,000   Park-Ohio Industries+                                  605,000
                                                                ------------
      Lodging -- 0.9%
    158,200   Meristar Hotels & Resorts, Inc.+                       415,275
                                                                ------------
      Machinery -- 2.2%
     69,250   Gradall Industries, Inc.+                              995,469
                                                                ------------
      Medical and Medical Services -- 7.6%
    252,150   Air Methods Corporation+                               677,653
     75,000   Castle Dental Centers, Inc.+                           459,375
     73,800   Moore Medical Corporation+                             996,300
     89,400   Polymedica Corporation+                                826,950
     45,000   SeaMED Corporation+                                    506,250
                                                                ------------
                                                                   3,466,528
                                                                ------------
      Restaurants -- 2.8%
     13,200   P.F. Chang's China Bistro, Inc.+                       300,300
    181,400   Roadhouse Grill, Inc.+                                 980,694
                                                                ------------
                                                                   1,280,994
                                                                ------------
      Retail -- 16.7%
     42,900   Cutter & Buck, Inc.+                                 1,598,025
     53,100   DM Management Company+                               1,008,900
    119,600   Gildan Activewear, Inc.+                             1,001,650
    113,180   Happy Kids, Inc.+                                    1,443,045
     41,100   Mark Bros. Jewelers, Inc.+                             739,800
     18,000   Schultz Save O Stores, Inc.                            297,000
     43,600   Tropical Sportswear International Corporation+       1,564,150
                                                                ------------
                                                                   7,652,570
                                                                ------------
      Telecommunications -- 8.9%
    110,000   Advanced Communication
                 Systems, Inc.+                                    1,375,000
     35,200   Alpha Industries, Inc.+                              1,267,200
    146,350   Gilat Communications Ltd.,
                 ADR+                                              1,454,353
                                                                ------------
                                                                   4,096,553
                                                                ------------
      Trucking & Freight Forwarding -- 1.1%
    126,300   Dynamex, Inc.+                                         497,306
                                                                ------------
TOTAL COMMON STOCKS
    (Cost $41,395,402)                                            45,386,871
                                                                ------------
OTHER INVESTMENTS**
    (Cost $7,670,250)                         16.8%                7,670,250
                                              ----              ------------
TOTAL INVESTMENTS
    (Cost $49,065,652*)                      115.8%               53,057,121
OTHER ASSETS AND
    LIABILITIES (Net)                        (15.8)%              (7,222,171)
                                              ----              ------------
NET ASSETS                                   100.0%             $ 45,834,950
                                              ====              ============

---------
*   Aggregate cost for Federal tax purposes.
** As of December 31, 1998, the market value of the securities on loan is $6,773,084. Collateral received for securities loaned is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+   Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.

Munder Multi-Season Growth Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)

Shares                                                           Value
------                                                           -----
COMMON STOCKS -- 92.3%
      Advertising -- 3.3%
      130,000   Interpublic Group of Companies,
                   Inc.                                         $ 10,367,500
      296,350   Omnicom, Inc.                                     17,188,300
                                                                ------------
                                                                  27,555,800
                                                                ------------
      Automobile Parts & Equipment -- 2.3%
      281,550   Johnson Controls, Inc.                            16,611,450
      101,760   Tower Automotive, Inc.+                            2,537,640
                                                                ------------
                                                                  19,149,090
                                                                ------------
      Banking and Financial Services -- 9.1%
      415,000   Associates First Capital
                   Corporation, Class A                           17,585,625
      245,000   Federal National Mortgage
                   Association                                    18,130,000
       40,300   Finova Group, Inc.                                 2,173,681
      246,400   First Union Corporation                           14,984,200
      169,000   Fleet Financial Group, Inc.                        7,552,188
      403,900   U.S. Bancorp                                      14,338,450
                                                                ------------
                                                                  74,764,144
                                                                ------------
      Building Materials -- 2.9%
      558,100   Masco Corporation                                 16,045,375
      252,675   Sherwin-Williams Company                           7,422,328
                                                                ------------
                                                                  23,467,703
                                                                ------------
      Business Services -- 3.2%
      212,075   Automatic Data Processing, Inc.                   17,005,764
      200,025   Equifax, Inc.                                      6,838,355
       47,250   Fiserv, Inc.+                                      2,430,422
                                                                ------------
                                                                  26,274,541
                                                                ------------
      Chemicals -- 2.3%
      165,500   Air Products & Chemicals, Inc.                     6,620,000
      277,200   Avery Dennison Corporation                        12,491,325
                                                                ------------
                                                                  19,111,325
                                                                ------------
      Computer Hardware, Software
          or Services -- 7.4%
      165,550   BMC Software, Inc.+                                7,377,322
      251,500   Cadence Design Systems, Inc.+                      7,482,125
      184,100   CISCO Systems, Inc.+                              17,086,781
       61,700   Microsoft Corporation+                             8,557,019
      235,768   Oracle Systems Corporation+                       10,167,495
      123,000   Sun Microsystems, Inc.+                           10,531,875
                                                                ------------
                                                                  61,202,617
                                                                ------------
      Diversified -- 8.9%
      230,000   Allied Signal Corporation                         10,191,875
      273,000   Textron, Inc.                                     20,730,937
      506,012   Thermo Electron Corporation+                       8,570,578
      335,300   Tyco International Ltd.                           25,294,194
       77,950   United Technologies
                   Corporation                                     8,477,063
                                                                ------------
                                                                  73,264,647
                                                                ------------
      Drugs -- 7.8%
      203,500   Amgen, Inc.+                                      21,278,469
       38,100   Elan Corporation Plc, ADR+                         2,650,331
      147,400   Merck & Co., Inc.                                 21,769,137
       68,200   Pfizer, Inc.                                       8,554,838
      172,600   Schering-Plough Corporation                        9,536,150
                                                                ------------
                                                                  63,788,925
                                                                ------------
      Electrical Equipment -- 6.0%
      222,125   Emerson Electric Company                          13,438,563
      199,800   General Electric Company                          20,392,087
      207,575   Honeywell, Inc.                                   15,632,992
                                                                ------------
                                                                  49,463,642
                                                                ------------
      Food and Beverages -- 2.4%
      456,500   Sara Lee Corporation                              12,867,594
      254,000   SYSCO Corporation                                  6,969,125
                                                                ------------
                                                                  19,836,719
                                                                ------------
      Home Furnishings -- 0.9%
      345,950   Leggett & Platt, Inc.                              7,610,900
                                                                ------------
      Household Products -- 1.7%
      189,325   Newell Company                                     7,809,656
      193,000   Rubbermaid, Inc.                                   6,067,438
                                                                ------------
                                                                  13,877,094
                                                                ------------
      Insurance -- 2.9%
       87,093   American International Group,
                   Inc.                                            8,415,361
      237,800   MBIA, Inc.                                        15,590,762
                                                                ------------
                                                                  24,006,123
                                                                ------------
      Manufactured Housing -- 1.7%
      996,448   Clayton Homes, Inc.                               13,763,438
                                                                ------------
      Medical Services & Supplies -- 8.2%
      369,900   Abbott Laboratories                               18,125,100
      260,900   Biomet, Inc.                                      10,501,225
    1,176,850   HEALTHSOUTH Corporation+                          18,167,622
      110,000   Johnson & Johnson Company                          9,226,250
      184,500   Stryker Corporation                               10,159,031
       51,021   Total Renal Care Holdings, Inc.+                   1,508,309
                                                                ------------
                                                                  67,687,537
                                                                ------------
      Office Equipment and Supplies -- 0.3%
       36,500   Pitney Bowes, Inc.                                 2,411,281
                                                                ------------
      Oil Equipment and Services -- 1.3%
      385,000   Transocean Offshore, Inc.                         10,322,812
                                                                ------------
      Recreation -- 2.9%
      503,000   Carnival Corporation, Class A                     24,144,000
                                                                ------------
      Restaurants -- 0.8%
      295,775   Wendy's International, Inc.                        6,451,592
                                                                ------------
      Retail -- Drug Store -- 1.6%
      230,650   Walgreen Company                                  13,507,441
                                                                ------------
      Retail -- Specialty -- 3.5%
      361,400   Home Depot, Inc.                                  22,113,162
      700,000   Pier 1 Imports, Inc.                               6,781,250
                                                                ------------
                                                                  28,894,412
                                                                ------------
      Retail -- Store -- 0.3%
       89,200   TJX Companies, Inc.                                2,586,800
                                                                ------------
      Semiconductors -- 2.1%
      140,000   Altera Corporation+                                8,522,500
      199,600   Maxim Integrated Products,
                   Inc.+                                           8,720,025
                                                                ------------
                                                                  17,242,525
                                                                ------------
      Telecommunications -- 7.4%
      363,475   Century Telephone
                   Enterprises                                    24,534,563
      239,875   MCI WorldCom, Inc.+                               17,211,031
      306,600   SBC Communications                                16,441,425
       33,300   Tellabs, Inc.+                                     2,283,131
                                                                ------------
                                                                  60,470,150
                                                                ------------
      Thrift -- 1.1%
      315,311   Charter One Financial, Inc.                        8,749,880
                                                                ------------
TOTAL COMMON STOCKS
    (Cost $507,054,584)                                          759,605,138
                                                                ------------

Principal
Amount
------


REPURCHASE AGREEMENT -- 4.2%

    (Cost $33,951,000)
      $33,951,000   Agreement with State Street
                       Bank and Trust Company,
                       4.850% dated 12/31/1998,
                       to be repurchased at
                       $33,969,296 on 01/04/1999,
                       collateralized by $22,800,000
                       U.S. Treasury Bond, 9.875%
                       maturing 11/15/2015
                       (value $34,632,174)                        33,951,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $14,901,640)                         1.8%               14,901,640
                                               ----             ------------
TOTAL INVESTMENTS
    (Cost $555,907,224*)                      98.3%              808,457,778
OTHER ASSETS AND
    LIABILITIES (Net)                          1.7                14,284,362
                                              ----              ------------
NET ASSETS                                   100.0%             $822,742,140
                                              ====              ============

---------
  * Aggregate cost for Federal tax purposes.
 ** As of December 31, 1998, the market value of the securities on loan is $14,711,925. Collateral received for securities loaned is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Non-income producing security.


                     See Notes to Financial Statements.

Munder Real Estate Investment Fund
    Portfolio of Investments, December 31, 1998 (Unaudited)

COMMON STOCKS -- 96.3%
      Apartments -- 13.6%
     86,850   Apartment Investment &
                 Management Company                              $ 3,229,735
     93,084   Avalon Bay Community, Inc.                           3,188,127
    107,200   Camden Property Trust                                2,787,200
     76,400   Equity Residential Properties
                 Trust                                             3,089,425
                                                                ------------
                                                                  12,294,487
                                                                ------------
      Community Shopping Centers -- 13.1%
    146,075   Bradley Real Estate, Inc.                            2,994,537
    177,000   Developers Diversified Realty
                 Corporation                                       3,141,750
    226,375   IRT Property Company                                 2,263,750
     87,700   Kimco Realty Corporation                             3,480,594
                                                                ------------
                                                                  11,880,631
                                                                ------------
      Hotels -- 5.7%
     86,600   Felcor Lodging Trust, Inc.                           1,997,212
    167,576   Patriot American Hospitality, Inc.                   1,005,456
     94,100   Starwood Lodging Trust                               2,134,894
                                                                ------------
                                                                   5,137,562
                                                                ------------
      Office & Industrial -- 37.6%
    113,425   Arden Realty Group, Inc.                             2,630,042
     87,400   Boston Properties, Inc.                              2,665,700
    132,200   Brandywine Realty Trust                              2,363,075
    103,800   Cabot Industrial Trust                               2,121,413
    133,800   Corporate Office Properties
                 Trust, Inc.                                         953,325
    106,250   Crescent Real Estate Equities, Inc.                  2,443,750
    134,925   Duke Realty Investments, Inc.                        3,137,006
    123,044   Equity Office Properties Trust                       2,953,056
    126,725   Kilroy Realty Corporation                            2,914,675
    104,075   Mack-Cali Realty Corporation                         3,213,316
    108,600   Prentiss Properties Trust                            2,423,137
     91,950   Reckson Associates Realty
                 Corporation                                       2,040,141
      9,696   Reckson Services Industries, Inc.+                      39,996
     87,200   Spieker Properties, Inc.                             3,019,300
     50,250   Tower Realty Trust, Inc.                             1,011,281
                                                                ------------
                                                                  33,929,213
                                                                ------------
      Regional Malls -- 11.2%
     80,050   CBL & Associates Properties,
                 Inc.                                              2,066,291
    135,000   JDN Reality Corporation                              2,910,938
    102,600   JP Realty, Inc.                                      2,013,525
    110,225   Simon DeBartolo Group, Inc.                          3,141,412
                                                                ------------
                                                                  10,132,166
                                                                ------------
      Storage -- 3.4%
    114,275   Public Storage, Inc.                                 3,092,567
                                                                ------------
      Triple Net Lease -- 4.4%
    170,000   Commercial Net Lease Realty                          2,252,500
     63,075   TriNet Corporate Realty
                 Trust, Inc.                                       1,687,256
                                                                ------------
                                                                   3,939,756
                                                                ------------
      Other -- 7.3%
     93,000   Correctional Properties Trust                        1,679,813
      6,840   Crescent Operating, Inc.+                               32,490
    122,750   Glenborough Realty Trust, Inc.                       2,501,031
      3,526   Vornado Operating, Inc.+                                28,428
     70,525   Vornado Realty Trust                                 2,380,219
                                                                ------------
                                                                   6,621,981
                                                                ------------
TOTAL COMMON STOCKS
    (Cost $94,362,219)                                            87,028,363
                                                                ------------
Principal
Amount
------

REPURCHASE AGREEMENT -- 2.5%
    (Cost $2,251,000)
    $2,251,000   Agreement with State Street
                    Bank and Trust Company,
                    4.850% dated 12/31/1998,
                    to be repurchased at $2,252,213
                    on 01/04/1999, collateralized by
                    $1,880,000 U.S. Treasury Bond,
                    7.250% maturing 05/15/2016
                    (value $2,298,289)                             2,251,000
                                                                ------------
TOTAL INVESTMENTS
    (Cost $96,429,251*)                       98.8%               89,279,363
OTHER ASSETS AND
    LIABILITIES (Net)                          1.2                 1,083,158
                                              ----              ------------
NET ASSETS                                   100.0%              $90,362,521
                                              ====              ============
---------
*  Aggregate cost for Federal tax purposes.
+  Non-income producing security.


                     See Notes to Financial Statements.

Munder Small-Cap Value Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)
Shares                                                           Value
------                                                           -----
COMMON STOCKS -- 94.0%
      Aerospace & Defense -- 2.3%
    175,000   REMEC, Inc.+                                       $ 3,150,000
                                                                ------------
      Airlines -- 1.0%
     51,075   Midwest Express Holdings, Inc.+                      1,343,911
                                                                ------------
      Apparel & Textiles -- 0.9%
     47,500   Kellwood Company                                     1,187,500
                                                                ------------
      Automobile Parts & Equipment -- 7.2%
    207,541   Control Devices, Inc.                                3,320,656
    153,900   Dura Automotive Systems, Inc.+                       5,251,837
    119,000   Motorcar Parts & Accesories, Inc.+                   1,361,063
                                                                ------------
                                                                   9,933,556
                                                                ------------
      Banking and Financial Services -- 17.4%
     71,980   Carolina First Bancshares                            1,821,994
    133,300   Commonwealth Bancorp, Inc.                           2,074,481
     98,500   Flagstar Bancorp, Inc.                               2,573,313
    270,600   Long Beach Financial
                 Corporation+                                      2,029,500
    106,900   Metris Companies, Inc.                               5,378,406
     95,800   Ocean Financial Corporation                          1,592,675
     88,000   Riggs National Corporation                           1,793,000
     74,600   SIS Bancorp, Inc.                                    3,375,650
    146,200   UST Corporation                                      3,444,837
                                                                ------------
                                                                  24,083,856
                                                                ------------
      Building Materials -- 6.5%
    152,700   Dayton Superior Corporation+                         2,939,475
     87,500   U.S. Home Corporation+                               2,909,375
    156,000   Universal Forest Products, Inc.                      3,129,750
                                                                ------------
                                                                   8,978,600
                                                                ------------
      Chemicals -- 0.9%
     93,000   General Chemical Group, Inc.                         1,290,375
                                                                ------------
      Commercial Services -- 1.6%
    182,100   Tokheim Corporation+                                 1,775,475
     50,000   TurboChef Technologies, Inc.+                          456,250
                                                                ------------
                                                                   2,231,725
                                                                ------------
      Computer Hardware, Software
          or Services -- 2.4%
    129,300   Datastream Systems, Inc.+                            1,486,950
     81,100   Inter-Tel, Inc.                                      1,895,713
                                                                ------------
                                                                   3,382,663
                                                                ------------
      Containers -- 2.1%
    124,400   Ivex Packaging Corporation+                          2,892,300
                                                                ------------
      Electronics -- 7.5%
    175,200   inTEST Corporation+                                  1,445,400
     81,700   Kuhlman Corporation                                  3,094,387
    147,400   Methode Electronics, Inc.,
                 Class A                                           2,303,125
    127,900   SMART Modular Technologies,
                 Inc.+                                             3,549,225
                                                                ------------
                                                                  10,392,137
                                                                ------------
      Food & Beverages -- 3.4%
    120,800   J&J Snack Foods Corporation+                         2,702,900
    136,200   Merkert American
                 Corporation+                                      2,060,025
                                                                ------------
                                                                   4,762,925
                                                                ------------
      Health Care -- 2.0%
    129,200   Sierra Health Services, Inc.+                        2,721,275
                                                                ------------
      Health Care Products -- 0.7%
     70,200   Helen of Troy Ltd.+                                  1,031,063
                                                                ------------
      Home Furnishings -- 3.5%
    173,900   Heilig-Meyers Company                                1,162,956
    196,400   Quaker Fabric Corporation+                           1,227,500
     87,800   Toro Company                                         2,502,300
                                                                ------------
                                                                   4,892,756
                                                                ------------
      Hotels -- 1.1%
    185,900   Suburban Lodges of America,
                 Inc.+                                             1,522,056
                                                                ------------
      Insurance -- 7.4%
     95,100   ARM Financial Group, Inc.                            2,110,031
    110,300   ESG Re Ltd.                                          2,233,575
     43,300   Executive Risk, Inc.                                 2,378,794
    110,000   IPC Holdings Ltd.                                    2,550,625
     57,100   Stirling Cooke Brown Holdings
                 Ltd.                                                992,113
                                                                ------------
                                                                  10,265,138
                                                                ------------
      Medical Supplies -- 2.4%
     68,233   Bindley Western Industries, Inc.                     3,360,475
                                                                ------------
      Metals and Metal Processing -- 2.3%
     80,400   Quanex Corporation                                   1,814,025
     68,800   TransTechnology Corporation                          1,427,600
                                                                ------------
                                                                   3,241,625
                                                                ------------
      Oil and Gas -- 5.9%
    113,100   Houston Exploration Company+                         2,247,862
     36,600   North Carolina Natural Gas
                 Corporation                                       1,214,663
    102,532   Southern Union Company                               2,499,217
     81,300   Southwest Gas Corporation                            2,184,938
                                                                ------------
                                                                   8,146,680
                                                                ------------
      Real Estate -- 8.0%
    132,600   JP Realty, Inc.                                      2,602,275
    129,800   Kilroy Realty Corporation                            2,985,400
    123,900   Prentiss Properties Trust                            2,764,519
    125,700   Reckson Associates Realty
                 Corporation                                       2,788,968
                                                                ------------
                                                                  11,141,162
                                                                ------------
      Recreation -- 0.2%
     84,800   Adams Golf, Inc.+                                      347,150
                                                                ------------
      Restaurants -- 1.5%
     97,900   Ruby Tuesday, Inc.                                   2,080,375
                                                                ------------
      Shoes -- 0.9%
    108,900   Maxwell Shoe, Inc.+                                  1,191,094
                                                                ------------
      Telecommunications -- 3.4%
    148,500   Century Communications
                 Corporation, Class A+                             4,710,234
                                                                ------------
      Waste Management -- 1.5%
    101,900   Superior Services, Inc.+                             2,044,369
                                                                ------------
TOTAL COMMON STOCKS
 (Cost $120,062,534)                                             130,325,000
                                                                ------------

Principal
Amount
------


REPURCHASE AGREEMENT -- 5.4%
    (Cost $7,554,000)
     $7,554,000   Agreement with State Street
                     Bank and Trust Company,
                     4.850% dated 12/31/1998,
                     to be repurchased at
                     $7,558,071 on 01/04/1999,
                     collateralized by $6,220,000
                     U.S. Treasury Bond, 6.875%
                     maturing 08/15/2025
                     (value $7,710,859)                            7,554,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $16,398,898)                        11.8%               16,398,898
                                             -----              ------------
TOTAL INVESTMENTS
    (Cost $144,015,432*)                     111.2%              154,277,898
OTHER ASSETS AND
    LIABILITIES (Net)                        (11.2)              (15,588,209)
                                             -----              ------------
NET ASSETS                                   100.0%             $138,689,689
                                             =====              ============

---------
  *  Aggregate cost for Federal tax purposes.
 ** As of December 31, 1998, the market value of the securities on loan is $15,986,870. Collateral received for securities loaned is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  +  Non-income producing security.

                     See Notes to Financial Statements.

Munder Small Company Growth Fund
  Portfolio of Investments, December 31, 1998 (Unaudited)

Shares                                                           Value
------                                                           -----
COMMON STOCKS -- 96.9%
      Advertising -- 2.0%
    201,180   HA-LO Industries, Inc.+                            $ 7,569,398
                                                                ------------
      Aerospace & Defense -- 2.1%
    512,600   Aeroflex, Inc.+                                      7,753,075
                                                                ------------
      Apparel & Textiles -- 1.3%
    200,100   Kellwood Company                                     5,002,500
                                                                ------------
      Automobile Parts & Equipment -- 3.6%
    316,560   Keystone Automotive Industries,
                 Inc.+                                             6,627,975
    272,100   Tower Automotive, Inc.+                              6,785,494
                                                                ------------
                                                                  13,413,469
                                                                ------------
      Banking and Financial Services -- 6.2%
     67,700   Affiliated Managers Group, Inc.+                     2,022,537
    192,000   First International Bancorp, Inc.                    1,656,000
     81,800   HealthCare Financial Partners,
                 Inc.+                                             3,261,775
    201,391   HUBCO, Inc.                                          6,066,904
    239,200   Independent Bank Corporation                         4,156,100
    264,715   Litchfield Financial Corporation                     5,029,585
     59,000   Southwest Bancorporation of
                 Texas, Inc.+                                      1,054,625
                                                                ------------
                                                                  23,247,526
                                                                ------------
      Broadcasting -- 1.3%
    110,660   Metro Networks, Inc.+                                4,716,883
                                                                ------------
      Business Services -- 6.4%
    408,200   American Bank Note
                 Holographics, Inc.+                               7,143,500
    208,170   Interim Services, Inc.+                              4,865,974
    200,145   URS Corporation+                                     4,678,389
    252,400   Wackenhut Corrections
                 Corporation+                                      7,224,950
                                                                ------------
                                                                  23,912,813
                                                                ------------
      Commercial Services -- 7.0%
    317,000   Comfort Systems USA, Inc.+                           5,666,375
     79,300   Cort Business Services
                 Corporation+                                      1,923,025
    188,900   F.Y.I., Inc.+                                        6,044,800
    182,750   International Telecommunication
                 Data Systems, Inc.+                               2,695,562
     60,500   Kroll-O'Gara Company+                                2,385,969
     60,200   Manitowoc Company, Inc.                              2,671,375
    139,600   Pre-Paid Legal Services, Inc.+                       4,606,800
                                                                ------------
                                                                  25,993,906
                                                                ------------
      Computer Hardware, Software
          or Services -- 20.6%
    129,300   Apex PC Solutions, Inc.+                             3,733,538
    273,675   AVT Corporation+                                     7,936,575
    242,580   Axent Technologies, Inc.+                            7,413,851
    240,937   Boole & Babbage, Inc.+                               7,092,583
    134,400   Computer Management Sciences,
                 Inc.+                                             2,335,200
    179,400   Cybex Computer Products
                 Corporation+                                      5,269,875
    297,700   Datastream Systems, Inc.+                            3,423,550
    307,260   Deltek Systems, Inc.+                                5,185,013
    279,450   Gerber Scientific, Inc.                              6,654,403
    301,830   Inter-Tel, Inc.                                      7,055,276
    328,390   MAPICS, Inc.+                                        5,418,435
     45,000   Maxwell Technologies, Inc.+                          1,811,250
    138,000   New Dimension Software Ltd.+                         6,641,250
    320,880   Quadra Med Corporation+                              6,578,040
                                                                ------------
                                                                  76,548,839
                                                                ------------
      Distributors -- 3.3%
    144,050   Advance Paradigm, Inc.+                              5,041,750
    122,100   Miami Computer Supply
                 Corporation+                                      3,006,712
    259,200   Watsco, Inc.                                         4,341,600
                                                                ------------
                                                                  12,390,062
                                                                ------------
      Electronics -- 2.5%
     14,100   CTS Corporation                                        613,350
     83,658   Electromagnetic Sciences, Inc.+                      1,171,212
    163,400   FLIR Systems, Inc.+                                  3,799,050
    206,800   SBS Technologies, Inc.+                              3,825,800
                                                                ------------
                                                                   9,409,412
                                                                ------------
      Health Care Products -- 5.4%
    221,775   Alpharma, Inc.                                       7,831,430
    417,960   Helen of Troy Ltd.+                                  6,138,787
    326,890   Morrison Health Care, Inc.                           6,231,341
                                                                ------------
                                                                  20,201,558
                                                                ------------
      Insurance -- 1.5%
    122,460   CMAC Investment Corporation                          5,625,506
                                                                ------------
      Leisure -- 5.5%
    188,550   Action Performance Companies,
                 Inc.+                                             6,669,956
    407,560   Racing Champions Corporation+                        5,451,115
    254,930   Steiner Leisure Ltd.+                                8,157,760
                                                                ------------
                                                                  20,278,831
                                                                ------------
      Managed Healthcare -- 1.3%
    375,340   Physician Reliance Network,
                 Inc.+                                             4,926,338
                                                                ------------
      Medical Products -- 2.4%
    156,160   Hanger Orthopedic Group+                             3,513,600
    177,660   Maxxim Medical, Inc.+                                5,285,385
                                                                ------------
                                                                   8,798,985
                                                                ------------
      Medical Services -- 4.9%
    414,360   Assisted Living Concepts, Inc.+                      5,438,475
    562,100   Capital Senior Living
                 Corporation+                                      7,834,269
    145,025   Curative Health Services, Inc.+                      4,858,337
                                                                ------------
                                                                  18,131,081
                                                                ------------
      Medical Supplies -- 3.8%
    220,200   CONMED Corporation+                                  7,266,600
    312,860   Molecular Devices Corporation+                       6,804,705
                                                                ------------
                                                                  14,071,305
                                                                ------------
      Printing & Publishing -- 1.3%
    345,400   Schawk, Inc.                                         4,792,425
                                                                ------------
      Restaurants -- 4.5%
    276,875   Consolidated Products, Inc.+                         5,710,547
    330,200   Ruby Tuesday, Inc.                                   7,016,750
    399,150   Schlotzsky's, Inc.+                                  3,941,606
                                                                ------------
                                                                  16,668,903
                                                                ------------
      Retail -- 5.3%
    339,370   Casey's General Stores, Inc.                         4,422,415
     62,900   Chico's Fas, Inc.+                                   1,470,287
    122,400   Mark Bros. Jewelers, Inc.+                           2,203,200
     68,000   Pacific Sunwear of California,
                 Inc.+                                             1,113,500
    119,650   Rent-Way, Inc.+                                      2,908,991
    244,800   The Men's Wearhouse, Inc.+                           7,772,400
                                                                ------------
                                                                  19,890,793
                                                                ------------
      Shoes -- 0.6%
    211,200   Maxwell Shoe Company, Inc.+                          2,310,000
                                                                ------------
      Telecommunications -- 2.2%
    147,350   Gilat Satellite Networks Ltd.,
                 ADR+                                              8,122,669
                                                                ------------
      Tobacco -- 1.9%
    304,200   800-JR CIGAR, Inc.+                                  7,072,650
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $308,629,801)                                            360,848,927
                                                                ------------
Principal
Amount
------

REPURCHASE AGREEMENT -- 2.3%
    (Cost $8,511,000)
    $8,511,000   Agreement with State Street
                     Bank and Trust Company,
                     4.850% dated 12/31/1998, to
                     be repurchased at $8,515,586
                     on 01/04/1999, collateralized by
                     $5,720,000 U.S. Treasury Bond,
                     9.875% maturing 11/15/2015
                     (value $8,688,423)                            8,511,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $61,881,468)                        16.6%               61,881,468
                                              ----              ------------
TOTAL INVESTMENTS
    (Cost $379,022,269*)                     115.8%              431,241,395
OTHER ASSETS AND
    LIABILITIES (Net)                        (15.8)              (58,686,740)
                                              ----              ------------
NET ASSETS                                   100.0%             $372,554,655
                                              ====              ============
---------
*   Aggregate cost for Federal tax purposes.
** As of December 31, 1998, the market value of the securities on loan is $60,590,329. Collateral received for securities loaned is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+   Non-income producing security.

                     See Notes to Financial Statements.

Munder Value Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)

Shares                                                          Value
------                                                          -----
COMMON STOCKS -- 97.9%
      Aerospace & Defense -- 2.0%
     44,400   Northrop Grumman
                 Corporation                                     $ 3,246,750
                                                                ------------
      Airlines -- 1.3%
    123,300   America West Holdings
                 Corporation+                                      2,096,100
                                                                ------------
      Automobile Parts & Equipment -- 1.5%
     40,500   Magna International, Class A,
                 ADR                                               2,511,000
                                                                ------------
      Banking and Financial Services -- 14.2%
     84,815   Bank One Corporation                                 4,330,866
     74,400   Chase Manhattan Corporation                          5,063,850
     64,050   First American Corporation                           2,842,219
    115,000   Fleet Financial Group, Inc.                          5,139,062
     26,600   MBIA, Inc.                                           1,743,962
    180,920   Sovereign Bancorp, Inc.                              2,578,110
     54,000   The CIT Group, Inc.                                  1,717,875
                                                                ------------
                                                                  23,415,944
                                                                ------------
      Broadcasting -- 2.1%
     75,150   MediaOne Group, Inc.                                 3,532,050
                                                                ------------
      Building Materials -- 3.7%
     93,000   Pulte Corporation                                    2,586,563
     58,600   Southdown, Inc.                                      3,468,387
                                                                ------------
                                                                   6,054,950
                                                                ------------
      Chemicals -- 2.5%
    202,600   Crompton & Knowles
                 Corporation                                       4,191,287
                                                                ------------
      Commercial Services -- 1.0%
     84,000   Cendant Corporation+                                 1,601,250
                                                                ------------
      Computer Hardware, Software or
          Services -- 2.3%
    124,000   Seagate Technologies, Inc.+                          3,751,000
                                                                ------------
      Electric Utilities -- 2.9%
     34,200   CMS Energy Corporation                               1,656,562
     56,600   Edison International                                 1,577,725
     31,800   New Century Energies, Inc.                           1,550,250
                                                                ------------
                                                                   4,784,537
                                                                ------------
      Electronics -- 8.7%
     36,800   Intel Corporation                                    4,363,100
    101,000   Teradyne, Inc.+                                      4,279,875
     66,300   Texas Instruments, Inc.                              5,672,794
                                                                ------------
                                                                  14,315,769
                                                                ------------
      Food and Beverages -- 3.5%
    130,500   ConAgra, Inc.                                        4,110,750
     21,600   General Mills, Inc.                                  1,679,400
                                                                ------------
                                                                   5,790,150
                                                                ------------
      Home Furnishings and
          Housewares -- 6.2%
    190,950   Furniture Brands International,
                 Inc.+                                             5,203,387
     80,750   Maytag Corporation                                   5,026,688
                                                                ------------
                                                                  10,230,075
                                                                ------------
      Insurance -- 4.0%
     98,750   Ace Ltd.                                             3,400,703
     92,550   Torchmark Corporation                                3,268,172
                                                                ------------
                                                                   6,668,875
                                                                ------------
      Manufacturing -- 2.0%
    132,700   Pall Corporation                                     3,358,969
                                                                ------------
      Medical Services -- 9.3%
    347,700   HEALTHSOUTH Corporation+                             5,367,619
     54,200   St. Jude Medical, Inc.                               1,500,663
    131,200   Tenet Healthcare Corporation+                        3,444,000
    137,000   Trigon Healthcare, Inc.+                             5,111,812
                                                                ------------
                                                                  15,424,094
                                                                ------------
      Oil and Gas -- 8.7%
     27,300   British Petroleum Company
                 Plc, ADR+                                         2,593,500
     62,400   Burlington Resources, Inc.                           2,234,700
     81,100   McDermott International, Inc.                        2,002,156
     25,600   Mobil Corporation                                    2,230,400
    265,700   Santa Fe Energy Resources, Inc.                      1,959,537
     32,900   Texaco, Inc.                                         1,739,588
     53,950   USX-Marathon Group                                   1,625,244
                                                                ------------
                                                                  14,385,125
                                                                ------------
      Pollution Control -- 1.9%
     69,500   Waste Management, Inc.                               3,240,438
                                                                ------------
      Real Estate -- 5.0%
     46,200   Apartment Investment &
                 Management Company                                1,718,062
     55,600   Boston Properties, Inc.                              1,695,800
     88,999   Patriot American Hospitality, Inc.                     533,994
    101,450   Public Storage, Inc.                                 2,745,491
     46,700   Spieker Properties, Inc.                             1,616,988
                                                                ------------
                                                                   8,310,335
                                                                ------------
      Research and Development -- 3.5%
     55,000   Amgen, Inc.+                                         5,750,937
                                                                ------------
      Telecommunications -- 6.4%
     89,900   ALLTEL Corporation                                   5,377,144
     79,200   GTE Corporation                                      5,148,000
                                                                ------------
                                                                  10,525,144
                                                                ------------
      Tobacco -- 2.9%
     90,400   Philip Morris Companies, Inc.                        4,836,400
                                                                ------------
      Transportation -- 2.3%
    101,000   CNF Transportation, Inc.                             3,793,813
                                                                ------------
TOTAL COMMON STOCKS
    (Cost $147,310,088)                                          161,814,992
                                                                ------------
REPURCHASE AGREEMENT -- 1.4%
    (Cost $2,240,000)
    $2,240,000   Agreement with State Street
                     Bank and Trust Company,
                     4.850% dated 12/31/1998,
                     to be repurchased at
                     $2,241,207 on 01/04/1999,
                     collateralized by $1,845,000
                     U.S. Treasury Bond, 6.875%
                     maturing 08/15/2025
                     (value $2,287,224)                            2,240,000
                                                                ------------
OTHER INVESTMENTS**
  (Cost $16,949,172)                          10.2%               16,949,172
                                              ----              ------------
TOTAL INVESTMENTS
    (Cost $166,499,260*)                     109.5%              181,004,164
OTHER ASSETS AND
    LIABILITIES (Net)                         (9.5)              (15,721,163)
                                              ----              ------------
NET ASSETS                                   100.0%             $165,283,001
                                              ====              ============

---------
*   Aggregate cost for Federal tax purposes.
** As of December 31, 1998, the market value of the securities on loan is $16,914,288. Collateral received for securities loaned of $16,949,172 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+   Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.

Munder Framlington Emerging Markrets Fund
    Portfolio of Investments, December 31, 1998 (Unaudited)

Shares                                                            Value
------                                                            -----
COMMON STOCKS -- 96.7%
      Argentina -- 5.5%
         32,000 Banco Frances del Rio
                   de La Plata SA, ADR                             $ 664,000
         39,000 Telefonica de Argentina, ADR                       1,072,500
                                                                ------------
                                                                   1,736,500
                                                                ------------
      Brazil -- 6.7%
     10,000,000 Centrais Eletrobras SA                               172,143
         19,200 Companhia Brasileira
                   de Distribuicao Grupo Pao
                   de Acucar, GDR                                    297,600
      1,000,000 Light Services de Eletricidade SA                    121,658
         51,800 Petroleo Brasileiro SA, ADR                          587,319
         10,000 Telecomunicacoes Brasileiras SA,
                   ADR                                               726,875
         14,000 Uniao De Bancos Brasileiros SA
                   (Unibanco)                                        202,125
                                                                ------------
                                                                   2,107,720
                                                                ------------
      Chile -- 2.1%
         17,000 Enersis SA, ADR                                      438,813
          6,300 Quimica Minera Chile SA,
                   ADR                                               212,231
                                                                ------------
                                                                     651,044
                                                                ------------
      China\Hong Kong -- 7.4%
        988,000 Anhui Conch Cement Co., Ltd.                         109,670
        200,000 China Resources Enterprise Ltd.                      312,355
      3,150,000 Guangzhou Pharmaceutical                             333,394
        240,000 New World Infrastructure Ltd.                        351,593
        700,000 Shanghai Zhenhua Port
                   Machinery Co., Ltd.                               247,800
        350,000 Shenzhen Fangda Co., Ltd.                            170,762
      2,100,000 Yanzhou Coal Mining
                   Company Ltd.                                      352,367
      2,100,000 Zhejiang Expressway
                   Company Ltd.                                      425,551
                                                                ------------
                                                                   2,303,492
                                                                ------------
      Egypt -- 3.5%
        104,472 Egyptian Mobile Phone
                   Network+                                          635,717
         33,500 Industrial and Engineering
                   Enterprises                                       474,010
                                                                ------------
                                                                   1,109,727
                                                                ------------
      Ghana -- 1.3%
        435,018 Social Security Bank                                 418,286
                                                                ------------
      Greece -- 7.1%
         43,000 Hellenic Telecommunication
                   Organization SA                                 1,144,598
          4,000 National Bank of Greece                              900,386
          6,705 Panafon Hellenic Telecom
                   Company+                                          177,682
                                                                ------------
                                                                   2,222,666
                                                                ------------
      Hungary -- 3.0%
         12,000 Magyar Tavkozlesi Rt, ADR                            357,750
         14,000 MOL Magyar Olaj-es
                   Gazipari Rt, GDR                                  386,400
          3,700 OTP Bank Rt, GDR                                     182,410
                                                                ------------
                                                                     926,560
                                                                ------------
      India -- 4.2%
         22,200 Hindalco Industries Ltd.,
                   ADR++                                             255,300
         31,000 Mahanagar Telephone
                   Nigam, GDR                                        383,625
         45,000 State Bank of India, GDR                             376,875
         24,055 Videsh Sanchar Nigam
                   Ltd., ADR                                         297,681
                                                                ------------
                                                                   1,313,481
                                                                ------------
      Kenya -- 0.6%
        192,837 Kenya Commercial Bank                                190,418
                                                                ------------
      Mexico -- 12.3%
        100,000 ALFA, SA de CV                                       281,114
        362,000 Cemex SA de CV                                       908,015
        290,000 Desc SA de CV                                        272,232
         12,000 Fomento Economico
                   Mexicano SA de CV, ADR                            319,500
        272,000 Grupo Elektra SA                                     139,473
         13,200 Grupo Industrial Maseca SA, ADR                      164,175
         79,600 Grupo Modelo SA de CV                                168,729
         24,100 Grupo Televisa SA+                                   303,591
        145,000 Organizacion Soriana SA de CV                        468,356
         15,000 Telefono de Mexico SA, ADR                           730,313
         12,000 TV Azteca SA de CV, ADR                               80,250
                                                                ------------
                                                                   3,835,748
                                                                ------------
      Peru -- 1.7%
              1 Cementos Norte Pacasmayo SA                                1
         58,256 Credicorp Ltd., ADR                                  524,304
             75 Ferreyros SA, ADR                                      1,341
                                                                ------------
                                                                     525,646
                                                                ------------
      Poland -- 6.7%
          2,046 Bank Przemyslowo-Handlowy
                   SA                                                121,244
         25,000 Elektrim Spolka Akcyjna SA                           270,655
         56,500 KGHM Polska Miedz SA, GDR                            405,388
        160,000 Telekomunikacja Polska
                   SA, GDR+                                          820,000
         75,000 Wielkopolski Bank
                   Kredytowy SA                                      472,222
                                                                ------------
                                                                   2,089,509
                                                                ------------
      Russia -- 1.1%
         11,000 Lukoil Holdings, ADR                                 178,200
         40,050 Rostelecom, ADR                                      167,709
                                                                ------------
                                                                     345,909
                                                                ------------
      Senegal -- 1.6%
         11,782 Sonatel Communications
                   Corporation                                       505,394
                                                                ------------
      Slovakia -- 0.1%
          2,000 Slovnaft AS, GDR                                      35,859
                                                                ------------
      South Africa -- 6.5%
        125,000 ABSA Group Ltd.                                      593,136
      1,350,437 Afribrand Holdings Ltd.                              217,801
        120,840 Dimension Data Holdings Ltd.                         512,877
        160,000 Ellerine Holdings Ltd.                               344,974
         25,000 Liberty Life Association
                   of Africa Ltd.                                    343,786
         11,745 New Clicks Holdings Ltd.                              11,465
                                                                ------------
                                                                   2,024,039
                                                                ------------
      South Korea -- 12.7%
         85,000 Daewoo Heavy Industries                              438,072
         55,000 Hana Bank                                            608,063
         75,000 Kookmin Bank, GDR++                                  607,500
            100 Korea Telecom Corporation+                             3,159
         37,000 L.G. Chemicals Ltd.                                  402,909
         11,502 LG Information &
                   Communication                                     308,823
          6,500 Nong Shim Company                                    373,899
          2,610 Pohang Iron & Steel
                   Company Ltd.                                      139,938
          8,000 Samsung Display Devices
                   Company                                           394,347
         10,444 Samsung Electronics                                  700,608
                                                                ------------
                                                                   3,977,318
                                                                ------------
      Taiwan -- 1.5%
         50,000 Asustek Computer, Inc.                               457,500
                                                                ------------
      Thailand -- 5.7%
         63,000 Advanced Info Service
                   Public Company Ltd.                               374,360
         47,600 KCE Electronics Public
                   Company Ltd.                                      104,759
         34,200 PTT Exploration &
                   Production Public
                   Company Ltd.                                      240,858
         31,600 Siam Cement Public
                   Company Ltd.                                      716,325
          5,400 The Pizza Public Company Ltd.                         18,124
        685,000 United Broadcasting
                   Corporation Public
                   Company Ltd.                                      325,069
                                                                ------------
                                                                   1,779,495
                                                                ------------
      Turkey -- 3.7%
      8,400,000 Aksigorta AS                                         255,627
        149,047 Haci Omer Sabanci Holding
                   SA, ADR                                           562,652
      3,930,000 Vestel Elektronik Sanayi
                   ve Ticaret AS+                                    323,908
                                                                ------------
                                                                   1,142,187
                                                                ------------
      Venezuela -- 1.5%
         21,200 Compania Anonima Nacional
                   Telefonos de Venezuela,
                   ADR                                               377,625
         28,100 Mavesa SA,  ADR                                      105,375
                                                                ------------
                                                                     483,000
                                                                ------------
      Zimbabwe -- 0.2%
        170,000 NMBZ Holdings Ltd.                                    54,817
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $38,261,622)                                              30,236,315
                                                                ------------
INVESTMENT COMPANY SECURITIES -- 6.0%
      India -- 4.1%
         65,000 India It Fund Ltd.+                                  772,200
         58,000 Is Himalayan Fund                                    500,540
                                                                ------------
                                                                   1,272,740
                                                                ------------
      South Africa -- 1.7%
        685,355 Hosken Consolidated
                   Investments Ltd.                                  550,350
                                                                ------------
      South Korea -- 0.2%
          7,000 New Korea Trust+                                      63,875
                                                                ------------

TOTAL INVESTMENT COMPANY SECURITIES
    (Cost $2,319,107)                                              1,886,965
                                                                ------------
PREFERRED STOCKS -- 1.1%
      Brazil -- 1.1%
      6,696,358 Telecomunicacoes do Rio
                   de Janeiro SA                                     182,885
      6,696,358 Telerj Celular SA                                    157,946
                                                                ------------
                                                                     340,831
                                                                ------------
TOTAL PREFERRED STOCKS
    (Cost $932,610)                                                 $340,831
                                                                ------------
WARRANTS -- 0.0% #
    (Cost $0)
      China -- 0.0% #
         51,200 Peking Apparel
                   International Group Ltd.,
                   expire 03/31/99+                                      727
                                                                ------------
OTHER INVESTMENTS**
    (Cost $6,410,115)                         20.5%                6,410,115
                                              ----              ------------
TOTAL INVESTMENTS
    (Cost $47,923,454*)                      124.3%               38,874,953
OTHER ASSETS AND
    LIABILITIES (Net)                        (24.3)               (7,593,448)
                                              ----              ------------
NET ASSETS                                   100.0%             $ 31,281,505
                                              ====              ============

---------
  * Aggregate cost for Federal tax purposes.
 ** As of June 30, 1998, the market value of the securities on loan is $6,062,504. Collateral received for securities loaned consists of $6,410,115 invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Non-income producing security.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  # Amount represents less than 1% of net assets.

ABBREVIATIONS:
ADR    -- American Depository Receipt
GDR    -- Global Depository Receipt

                     See Notes to Financial Statements.

Munder Framlington Emerging Markets Funds
  Portfolio of Investments, December 31, 1998 (Unaudited)
                       (Continued)

At December 31, 1998 sector diversification of the Munder Framlington Emerging Markets Fund was a follows:

                                                  % of
                                                 Net Assets        Value
                                                 ----------        -----
COMMON STOCKS:
Telecommunications..........................      25.8%           $8,083,811
Banking & Financial Services................      18.9             5,915,787
Electronics.................................       7.2             2,251,778
Oil & Gas...................................       5.9             1,831,545
Building & Building Materials...............       5.5             1,734,011
Food & Beverage.............................       4.3             1,349,479
Utilities...................................       3.9             1,206,624
Metals & Mining.............................       3.9             1,226,627
Diversified Industrial......................       3.6             1,115,998
Retail......................................       2.9               916,894
Investment Companies........................       2.6               825,232
Broadcasting & Advertising..................       2.3               708,910
Insurance...................................       1.9               599,412
Transportation..............................       1.4               425,551
Industrial Machinery........................       1.4               438,071
Household Appliances & Home
    Furnishings.............................       1.1               344,974
Drugs & Health Care.........................       1.1               333,394
Building Construction.......................       1.1               351,593
Steel.......................................       1.0               310,700
Hotels & Restaurants........................       0.1                18,124
Miscellaneous...............................       0.8               247,800
                                                   ----           ----------
TOTAL COMMON STOCKS ........................      96.7            30,236,315
INVESTMENT COMPANY
    SECURITIES .............................       6.0             1,886,965
PREFERRED STOCKS ...........................       1.1               340,831
WARRANTS ...................................       0.0#                  727
OTHER INVESTMENTS ..........................      20.5             6,410,115
                                                   ----           ----------
TOTAL INVESTMENTS ..........................     124.3            38,874,953
OTHER ASSETS AND
    LIABILITIES (Net) ......................     (24.3)          (7,593,448)
                                                   ----           ----------
NET ASSETS .................................     100.0%         $ 31,281,505
                                                  ====            ==========

---------
  * Amount represents less than 0.1% of net assets.

                     See Notes to Financial Statements.

Munder Framlington Healthcare Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)

Shares                                                              Value
------                                                              -----

COMMON STOCKS -- DOMESTIC -- 86.0%
      Biotechnology -- 21.6%
    12,500    Alexion Pharmaceuticals, Inc.+                       $ 167,187
    35,000    Ariad Pharmaceuticals, Inc.+                            59,063
     4,000    Biomatrix, Inc.+                                       233,000
    13,125    Cell Genesys, Inc.+                                     78,750
     5,000    Centocor, Inc.+                                        225,625
    16,700    CombiChem, Inc.+                                        72,019
    20,000    Corixa Corporation+                                    185,000
     8,000    Coulter Pharmaceutical, Inc.+                          240,000
     2,275    CuraGen Corporation+                                    16,067
    30,000    Gene Logic+                                            209,062
    13,000    Genzyme Transgenics Corporation+                        73,125
     8,000    Gilead Sciences, Inc.+                                 328,500
     8,000    Guilford Pharmaceuticals, Inc.+                        114,000
    10,000    ICOS Corporation+                                      297,500
     6,000    Incyte Pharmacuticals, Inc.+                           224,250
    25,000    La Jolla Pharmaceutical Company+                       112,500
    30,000    Medarex, Inc.+                                          90,938
    15,000    Millennium Pharmaceuticals, Inc.+                      388,125
    16,000    NPS Pharmaceuticals, Inc.+                             123,000
     1,500    ONYX Pharmaceuticals, Inc.+                             10,500
    30,000    OSI Pharmaceuticals, Inc.+                              95,625
     9,000    Pharmacyclics, Inc.+                                   229,500
    12,000    Sugen, Inc.+                                           177,000
    15,000    Synaptic Pharmaceutical
                 Corporation+                                        225,000
    10,000    Transkaryotic Therapies, Inc.+                         253,750
     5,000    V.I. Technologies Inc.+                                 51,875
     6,000    Vertex Pharmaceuticals, Inc.+                          178,500
    12,000    Vical, Inc.+                                           170,250
     5,000    ViroPharma, Inc.+                                       46,563
                                                                ------------
                                                                   4,676,274
                                                                ------------
      Contract Sales & Research
          Organisations -- 4.5%
     8,000    BioReliance Corporation+                                64,000
     6,000    Boron, Lepore & Associates, Inc.+                      207,000
     8,000    PAREXEL International
                 Corporation+                                        200,000
     8,000    Pharmaceutical Product
                 Development, Inc.+                                  240,500
     5,000    Quintiles TransNational
                 Corporation+                                        266,875
                                                                ------------
                                                                     978,375
                                                                ------------
      Distribution & Marketing Services -- 6.6%
    10,000    Advance Paradiam, Inc.+                                350,000
    20,000    Healthworld Corporation+                               207,500
     5,000    Henry Schein, Inc.+                                    223,750
     1,500    McKesson Corporation                                   118,594
     4,000    NCS Healthcare, Inc., Class A+                          95,000
     6,000    Omnicare, Inc.                                         208,500
    10,000    PSS World Medical, Inc.+                               230,000
                                                                ------------
                                                                   1,433,344
                                                                ------------
      Drugs -- 15.0%
    18,600    AVANT Immunotherapeutics, Inc.+                         32,550
    20,000    Collagenex Pharmaceuticals, Inc.+                      192,500
     8,000    Connetics Corporation+                                  47,000
       175    Crescendo Pharmaceuticals
                 Corporation+                                          2,384
    10,000    GelTex Pharmaceuticals, Inc.+                          226,250
     6,000    Jones Medical Industries, Inc.                         219,000
     1,941    King Pharmaceuticals, Inc.+                             51,194
    13,000    Martek Biosciences Corporation+                        104,000
     5,000    Medicis Pharmaceutical
                 Corporation+                                        298,125
     4,000    Medimmune, Inc.+                                       397,750
     6,000    PathoGenesis Corporation+                              348,000
     2,500    Pfizer, Inc.                                           313,594
     8,000    Rexall Sundown, Inc.+                                  112,000
     7,000    SangStat Medical Corporation+                          148,750
     3,000    Sepracor, Inc.+                                        264,375
    10,500    Serologicals Corporation+                              315,000
    10,000    Zonagen, Inc.+                                         191,250
                                                                ------------
                                                                   3,263,722
                                                                ------------
      Drug Delivery -- 3.2%
     5,000    Anesta Corporation+                                    133,125
    13,000    Emisphere Technologies, Inc.+                          203,125
     7,000    Inhale Therapeutic Systems+                            231,000
    30,000    Nastech Pharmaceuticals
                 Company, Inc.+                                      116,250
                                                                ------------
                                                                     683,500
                                                                ------------
      Hospital/Medical Services -- 3.5%
    15,190    American Healthcorp, Inc.                              149,052
     8,000    Amsurg Corporation, Class A+                            59,000
    15,000    Amsurg Corporation, Class B+                           101,250
     7,000    Carematrix Corporation+                                214,375
     9,000    Genesis Health Ventures, Inc.+                          78,750
    12,000    Quorum Health Group, Inc.+                             155,250
                                                                ------------
                                                                     757,677
                                                                ------------
      Managed Healthcare -- 9.9%
    10,000    American Oncology Resources,
                 Inc.+                                               145,625
     7,000    Curative Health Services, Inc.+                        234,500
    11,000    Hanger Orthopedic Group+                               247,500
     8,000    IMPATH, Inc.+                                          212,000
    12,000    PhyCor, Inc.+                                           81,750
    15,000    Physician Reliance Network, Inc.+                      196,875
    12,000    PMR Corporation+                                        91,500
    40,000    ProMedCo Management
                 Company+                                            240,000
     7,500    Renal Care Group, Inc.+                                216,094
    25,000    Renex Corporation+                                     181,250
    12,000    Res-Care, Inc.+                                        296,250
     9,750    Specialty Care Network, Inc.+                           12,187
                                                                ------------
                                                                   2,155,531
                                                                ------------
      Medical Devices -- 18.7%
    25,000    Aksys Ltd.+                                            107,812
     5,000    Arterial Vascular Engineering, Inc.+                   262,500
     5,000    Bionx Implants, Inc.+                                   41,562
     4,000    Conceptus, Inc.+                                         9,000
    15,000    CryoLife, Inc.+                                        178,125
    15,000    Cyberonics, Inc.+                                      202,500
    10,000    Cytyc Corporation+                                     257,500
    12,000    Digene Corporation+                                     66,750
    18,000    Endocardial Solutions, Inc.+                           180,000
    30,000    EndoSonics Corporation                                 298,125
    20,000    EPIX Medical, Inc.+                                    186,250
    18,000    Horizon Medical Products, Inc.+                         78,750
    40,000    LifeCell Corporation+                                  175,000
    13,000    Lifecore Biomedical, Inc.+                             133,250
    40,000    LJL Biosystems, Inc.+                                  125,000
    10,000    Molecular Devices Corporation+                         217,500
     8,000    Novoste Corporation+                                   227,000
     7,000    Perclose, Inc.+                                        231,875
     7,000    ResMed, Inc.+                                          317,625
     8,000    Rochester Medical Corporation+                         122,000
    12,000    SeaMED Corporation+                                    135,000
     6,400    SteriGenics International, Inc.+                       166,400
     8,000    Theragenics Corporation+                               134,500
     7,000    Wesley Jessen VisionCare, Inc.+                        194,250
                                                                ------------
                                                                   4,048,274
                                                                ------------
      Medical Information Systems -- 3.0%
     8,000    HBO & Company                                          229,500
    10,000    QuadraMed Corporation+                                 205,000
     5,000    Superior Consultant Holdings
                 Corporation+                                        217,500
                                                                ------------
                                                                     652,000
                                                                ------------

TOTAL COMMON STOCKS -- DOMESTIC
    (Cost $17,875,054)                                            18,648,697
                                                                ------------
COMMON STOCKS -- FOREIGN -- 11.5%
      Biotechnology -- 5.0%
       700    Cambridge Antibody Technology
                 Group Plc+                                            2,675
    30,000    Celltech Group Plc                                     196,877
     5,000    Cerep                                                  134,144
     3,700    Genset, ADR+                                           102,213
     8,650    Karo Bio AB+                                            93,156
    30,400    KS Biomedix Holdings                                   119,953
     2,500    NeuroSearch A/S                                        165,768
    10,200    Oxford Asymmetry
                 International Plc                                    88,968
    22,500    Oxford Glyco Sciences                                   95,323
    60,000    Peptide Therapeutics Group                              82,738
                                                                ------------
                                                                   1,081,815
                                                                ------------
      Drugs -- 2.9%
    64,000    AMRAD Corporation Ltd.                                  53,337
     9,000    BioChem Pharma, Inc                                    257,625
    39,000    Bioglan Pharma Plc+                                    170,086
       150    CliniChem Development, Inc.+                               722
    25,000    Shire Pharmaceuticals Group Plc                        160,118
                                                                ------------
                                                                     641,888
                                                                ------------
      Medical Devices -- 3.6%
    30,000    Axis Biochemicals ASA                                  169,770
    13,828    Biocompatibles International Plc                        20,447
    10,000    Biora AB                                                67,079
    50,000    Chemunex SA+                                            56,341
    10,000    ContextVision AB                                        40,798
    64,224    Gyrus Group Plc                                        145,648
     5,000    Kawasumi Laboratories                                   98,187
     6,000    Ortivus AB                                              43,570
     2,400    QIAGEN N.V., ADR+                                      144,600
                                                                ------------
                                                                     786,440
                                                                ------------

TOTAL COMMON STOCKS -- FOREIGN
    (Cost $2,916,886)                                              2,510,143
                                                                ------------
WARRANTS -- 0.0%
    (Cost $0)
      Drugs -- 0.0%
     2,400    AVANT Immunotherapeutics,
                 Inc., expires 08/24/03+                                  --
                                                                ------------
WARRANTS -- FOREIGN -- 0.0% #
    (Cost $2,653)
      Medical Devices -- 0.0% #
     3,828    Biocompatibles International
                 Plc, expires 04/30/99+                                  445
                                                                ------------
REPURCHASE AGREEMENT -- 2.4%
    (Cost $516,000)
  $516,000    Agreement with State Street
                 Bank and Trust Company,
                 4.850% dated 12/31/1998,
                 to be repurchased at
                 $516,278 on 01/04/1999,
                 collateralized by $435,000
                 U.S. Treasury Bond,
                 7.250% maturing 05/15/2016
                 (value $531,785)                                    516,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $3,356,049)                         15.5%                3,356,049
                                              ----              ------------
TOTAL INVESTMENTS
    (Cost $24,666,642*)                      115.4%               25,031,334
OTHER ASSETS AND
    LIABILITIES (Net)                        (15.4)               (3,346,114)
                                              ----              ------------
NET ASSETS                                   100.0%             $ 21,685,220
                                              ====              ============

---------
*   Aggregate cost for Federal tax purposes.
** As of June 30, 1998, the market value of the securities on loan is $3,270,241. Collateral received for securities loaned is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+   Non-income producing security.
#   Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.

Munder Framlington International Growth Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)

Shares                                                           Value
------                                                           -----
COMMON STOCKS -- 95.6%
      Australia -- 1.2%
       58,725   Cable & Wireless Optus Ltd.+                       $ 123,431
       20,000   Commonwealth Bank of
                   Australia                                         283,877
       75,000   Telstra Corporation Ltd.                             350,665
                                                                ------------
                                                                     757,973
                                                                ------------
      Belgium -- 1.9%
        2,300   Barco Industries                                     645,357
       16,200   Lernout & Hauspie Speech
                   Products NV+                                      528,525
                                                                ------------
                                                                   1,173,882
                                                                ------------
      China\Hong Kong -- 1.4%
      150,000   New World Infrastructure Ltd.                        219,746
    3,248,000   RNA Holdings Ltd.                                    310,228
    1,200,000   Yanzhou Coal Mining
                   Company Ltd.                                      201,353
      700,000   Zhejiang Expressway
                   Company, Ltd.                                     141,850
                                                                ------------
                                                                     873,177
                                                                ------------
      Denmark -- 0.9%
        4,100   Novo Nordisk AS, Series B                            541,144
                                                                ------------
      Finland -- 5.3%
        9,000   Nokia Ab Oy, Series A                              1,094,332
       61,000   Raisio Group                                         669,935
       18,400   Sampo Insurance, A Shares                            698,255
       20,000   Tieto Corporation, B Shares                          890,371
                                                                ------------
                                                                   3,352,893
                                                                ------------
      France -- 11.4%
        6,300   AXA Company                                          912,717
        9,200   Banque Nationale de Paris                            757,260
        2,300   Canal Plus                                           627,347
        3,000   Castorama Dubois                                     684,135
        4,600   Elf Aquitaine SA                                     531,497
       15,000   Lagardere Group                                      637,185
        3,800   Publicis SA                                          679,664
       13,700   Rhone Poulenc                                        704,725
       12,500   SGS-Thomson
                   Microelectronics NV+                              983,724
        3,300   Suez Lyonnaise des Eaux                              677,589
                                                                ------------
                                                                   7,195,843
                                                                ------------
      Germany -- 3.1%
          600   Bayerische Motoren Werke
                   (BMW)                                             465,499
          180   Bayerische Motoren Werke
                   (BMW)                                             133,385
        7,400   Bayerische Vereinsbank AG                            579,443
        7,000   Mannesmann AG                                        802,232
                                                                ------------
                                                                   1,980,559
                                                                ------------
      Ireland -- 1.2%
       14,000   Global TeleSystems Group,
                   Inc.+                                             780,500
                                                                ------------
      Italy -- 4.1%
      335,000   Banca Di Roma                                        567,299
       90,000   ENI                                                  587,862
       90,000   Telecom Italia                                       767,486
      111,000   Unicredito Italiano                                  657,561
                                                                ------------
                                                                   2,580,208
                                                                ------------
      Japan -- 21.5%
       12,000   Andor Company Ltd.                                    33,649
       35,000   ANRITSU Corporation                                  283,282
       21,000   Arrk Corporation                                     111,455
       16,000   Computer Engineering &
                   Consulting Ltd.                                   237,912
       15,000   Consec Corporation                                    35,958
       13,800   Credit Saison Company Ltd.                           339,965
          100   DDI Corporation                                      371,517
       27,000   FCC Company Ltd.                                     316,453
       17,000   Fuji Machine MFG Company Ltd.                        536,842
       50,000   Fujisawa Pharmaceutical
                   Company Ltd.                                      707,652
        3,000   Futaba Corporation                                   117,559
        6,500   Keyence Corporation                                  799,204
          100   Kitagawa Industries Company
                   Ltd.                                                  708
       20,000   Kokuyo Company                                       269,084
       15,000   Marui Company Ltd.                                   288,589
       19,000   Meitec Corporation                                   473,950
       48,000   Minebea Company Ltd.                                 549,421
       76,000   Mitsubishi Heavy Industries                          295,798
       15,000   Mitsumi Electric Company Ltd.                        317,116
       14,000   Murata Manufacturing
                   Company Ltd.                                      580,805
       25,000   Namco                                                501,990
           30   Net One Systems Company Ltd.                         114,109
        9,400   Nichiei Company Ltd.                                 748,341
       54,000   Nikko Securities Company Ltd.                        150,464
           14   Nippon Telegraph &
                   Telephone Corporation                             107,988
            4   NTT Mobile Communication
                   Network, Inc.                                     164,529
        7,000   Promise Company Ltd.                                 364,087
       57,000   Ricoh Company Ltd.                                   525,378
        8,000   Rohm Company                                         728,173
       20,000   Shin-Etsu Chemical Company
                   Ltd.                                              481,203
        7,000   Sony Corporation                                     509,597
       28,000   Sumitomo Bank Ltd.                                   287,306
       32,000   Sumitomo Electric Industries                         359,770
       41,000   Sumitomo Trust & Banking                             108,801
       36,000   The Bank of Tokyo-Mitsubishi,
                   Ltd.                                              372,579
        9,000   Tokyo Electron Ltd.                                  341,530
       43,000   Ube-Nitto Kasei Company Ltd.                         151,765
       15,000   World Company, Ltd.                                  647,501
       47,000   Yamato Kogyo Company, Ltd.                           271,897
                                                                ------------
                                                                  13,603,927
                                                                ------------
      Netherlands -- 4.7%
       30,000   ABN AMRO Holdings                                    630,755
       15,355   Equant NV                                          1,068,067
       12,500   Getronics NV                                         618,779
       11,000   ING Groep                                            670,410
                                                                ------------
                                                                   2,988,011
                                                                ------------
      Portugal -- 2.4%
       24,300   Banco Comercial Portugues,
                   SA (BCP)                                          747,418
        3,700   Telecel-Comunicacaoes
                   Pessoais, SA                                      756,673
                                                                ------------
                                                                   1,504,091
                                                                ------------
      Singapore -- 0.7%
       11,300   Creative Technology Ltd.                             159,473
       20,000   Development Bank of
                   Singapore Ltd.                                    180,497
       20,000   Overseas-Chinese Banking
                   Corp. Ltd.                                        135,675
                                                                ------------
                                                                     475,645
                                                                ------------
      Slovakia -- 0.1%
        2,000   Slovnaft AS, GDR                                      35,859
                                                                ------------
      South Korea -- 1.3%
          100   Korea Telecom Corporation+                             3,159
        7,575   Pohang Iron & Steel
                   Company, Ltd.                                     127,828
       10,000   Samsung Electronics                                  670,823
                                                                ------------
                                                                     801,810
                                                                ------------
      Spain -- 3.3%
       32,000   Argentaria SA                                        827,470
       25,000   Cortefiel SA                                         657,895
       14,000   Telefonica de Espana SA                              621,587
                                                                ------------
                                                                   2,106,952
                                                                ------------
      Sweden -- 4.1%
       17,000   Autoliv, Inc., ADR                                   608,876
       30,000   Ericsson (L.M.) Telephone
                   Company, Class B                                  712,633
      105,000   Nordbanken Holding AB                                672,017
       81,000   Orvitus, Series B                                    588,199
                                                                ------------
                                                                   2,581,725
                                                                ------------
      Switzerland -- 6.3%
        1,451   Adecco SA                                            662,282
          500   Novartis AG                                          982,747
           70   Roche Holdings AG                                    854,044
        2,500   UBS AG-- Registered                                  767,999
          950   Zurich Allied AG                                     703,320
                                                                ------------
                                                                   3,970,392
                                                                ------------
      United Kingdom -- 20.7%
       65,541   BAA Plc                                              769,854
      120,999   BBA Group Plc                                        749,836
       50,000   BP Amoco Plc                                         744,310
       34,000   CGU Plc                                              536,069
       88,000   Compass Group Plc                                  1,004,419
       20,000   HSBC Holdings Plc                                    498,219
       65,000   Kwik-Fit Holdings Plc                                521,058
       30,000   Laporte Plc                                          233,760
       80,000   Lloyds TSB Group Plc                               1,139,060
       35,000   National Westminster Bank Plc                        677,438
      104,000   Norwich Union Plc                                    756,803
       48,000   Royal & Sun Alliance
                   Insurance Group Plc                               390,763
       80,000   Sema Group Plc                                       788,171
       80,000   Senior Engineering Group Plc                         152,849
      115,000   Smithkline Beecham Plc                             1,593,817
       70,000   Vodafone Group Plc                                 1,137,398
       10,000   Whitbread Plc                                        128,260
      132,692   Williams Plc                                         758,366
       12,000   Zeneca Group Plc                                     522,745
                                                                ------------
                                                                  13,103,195
                                                                ------------
TOTAL COMMON STOCKS
    (Cost $53,774,675)                                            60,407,786
                                                                ------------
PREFERRED STOCKS -- 2.4%
      Germany -- 2.4%
       12,000   Fresenius Medical Care AG                            558,022
          300   Porsche AG                                           684,028
          575   SAP AG                                               274,355
                                                                ------------
                                                                   1,516,405
                                                                ------------
TOTAL PREFERRED STOCKS
    (Cost $1,333,527)                                              1,516,405
                                                                ------------
RIGHTS -- 0.0% #
    (Cost $0)
      Spain -- 0.0% #
       14,000   Telefonica SA, Bonus Rights                           12,412
                                                                ------------
REPURCHASE AGREEMENT -- 1.9%
    (Cost $1,161,000)
    $1,161,000   Agreement with State Street
                     Bank and Trust Company,
                     4.850% dated 12/31/1998,
                     to be repurchased at
                     $1,161,626 on 01/04/1999,
                     collateralized by $970,000
                     U.S. Treasury Bond, 7.250%
                     maturing 05/15/2016
                     (value $1,185,819)                            1,161,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $1,365,000)                          2.2%                1,365,000
                                              ----              ------------
TOTAL INVESTMENTS
    (Cost $57,634,202*)                      102.1%               64,462,603
OTHER ASSETS AND
    LIABILITIES (Net)                         (2.1)               (1,297,668)
                                              ----              ------------
NET ASSETS                                   100.0%             $ 63,164,935
                                              ====              ============

---------
*  Aggregate cost for Federal tax purposes.
** Cash and Non-Cash Collateral:
   As of December 31, 1998, the market value of the securities on loan is $1,309,025. Collateral received for securities loaned includes $427,443 in U.S. Government securities and the remaining $937,557 invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.
#  Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR    -- American Depository Receipt
GDR    -- Global Depository Receipt

                     See Notes to Financial Statements.

Munder Framlington International Growth Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)
     (Continued)
-----------------------------------------------------------------------------

At December 31, 1998 sector diversification of the Munder Framlington International Growth Fund was as follows:

                                          % of
                                         Net Assets     Value
                                         ----------     -----
COMMON STOCKS:
Banking & Financial Services .........     18.6%       $11,725,828
Telecommunications ...................     12.5          7,895,435
Electronics ..........................     10.4          6,578,804
Drugs & Health Care ..................      8.2          5,202,148
Insurance ............................      6.3          3,997,926
Machinery ............................      3.4          2,131,897
Automotive ...........................      3.2          2,045,272
Oil & Gas ............................      3.0          1,899,527
Electric & Electrical Equipment ......      2.9          1,820,679
Food & Beverage ......................      2.7          1,674,355
Retail ...............................      2.6          1,630,619
Diversified Industrial ...............      2.5          1,548,400
Chemicals ............................      2.5          1,571,453
Computers ............................      2.0          1,291,915
Software .............................      1.8          1,128,283
Building Construction ................      1.4            897,335
Industrial Machinery .................      1.3            802,232
Building & Building Materials ........      1.2            748,341
Air Travel ...........................      1.2            769,854
Advertising ..........................      1.1            679,664
Business Services ....................      1.0            662,282
Broadcasting & Advertising ...........      1.0            627,348
Apparel & Textiles ...................      1.0            647,501
Pharmaceuticals & Medical
   Supplies ..........................      0.9            588,199
Entertainment ........................      0.8            501,990
Manufacturing ........................      0.4            271,636
Forest Paper & Products ..............      0.4            269,084
Metals and Mining ....................      0.3            201,353
Communication Services ...............      0.3            164,529
Miscellaneous ........................      0.7            433,897
                                           ----         ----------
TOTAL COMMON STOCKS ..................     95.6         60,407,786
PREFERRED STOCKS .....................      2.4          1,516,405
RIGHTS ...............................      0.0#            12,412
REPURCHASE AGREEMENT .................      1.9          1,161,000
OTHER INVESTMENTS ....................      2.2          1,365,000
                                           ----         ----------
TOTAL INVESTMENTS ....................    102.1         64,462,603
OTHER ASSETS AND
   LIABILITIES (Net) .................     (2.1)        (1,297,668)
                                           ----         ----------
NET ASSETS ...........................    100.0%       $63,164,935
                                           ====         ==========
---------

#  Amount represents less than 0.1% of net assets.

                      See Notes to Financial Statements.

The Munder Funds
Statements of Assets and Liabilities, December 31, 1998 (Unaudited)


                                           EQUITY FUNDS
                                           ------------------------------------------------------------------------------------
                                                             Munder            Munder            Munder            Munder
                                           Munder            Growth &          International     Micro-Cap         Multi-Season
                                           Balanced          Income            Equity            Equity            Growth
                                           Fund              Fund              Fund              Fund              Fund
                                           --------          --------          -------------     ---------         ------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities  ........................   $73,184,542       $234,349,124      $245,703,781      $53,057,121       $774,506,778
    Repurchase Agreements  .............     1,140,000         15,597,000         1,501,000           --             33,951,000
                                           -----------       ------------      ------------      -----------       ------------
Total Investments  .....................    74,324,542        249,946,124       247,204,781       53,057,121        808,457,778
Cash  ..................................           201                678            14,689          541,794                878
Interest receivable  ...................       307,945             22,226               202           --                  4,574
Dividends receivable  ..................        37,983            395,524           469,702           --                690,467
Receivable for investment securities
  sold  ................................       138,646             --                 3,510           61,795          2,298,663
Receivable for Fund shares sold  .......         3,423          4,748,701         2,854,435          181,858         32,155,530
Receivable from investment advisor  ....        --                 --                --               19,677             --
Unamortized organization costs  ........        --                    475            --               --                 --
Prepaid expenses and other assets  .....        26,438             35,535            32,144           29,782             96,193
                                           -----------       ------------      ------------      -----------       ------------
      Total Assets  ....................    74,839,178        255,149,263       250,579,463       53,892,027        843,704,083
                                           -----------       ------------      ------------      -----------       ------------
LIABILITIES:
Due to custodian  ......................        --                 --                --               --                 --
Payable for Fund shares redeemed  ......       676,927            875,080           437,250          194,500          4,743,236
Payable for investment securities
  purchased  ...........................        --                 --                --              110,000            334,797
Payable upon return of securities
  loaned  ..............................     7,090,037         10,041,493        44,402,461        7,670,250         14,901,640
Investment advisory fee payable  .......        36,251            153,250           126,459           37,599            490,545
Administration fee payable  ............         6,143             21,870            18,520            4,132             69,685
Shareholder servicing fees payable  ....         5,906             41,788            20,712              423             53,728
Distribution fees payable  .............           978              3,821             3,387           18,062            110,006
Transfer agent fee payable  ............         3,306              9,065             8,790           --                 30,402
Custodian fees payable  ................         9,237             15,405            43,428           12,854             63,462
Accrued Trustees'/Directors' fees and
  expenses  ............................         1,059              3,311             3,012              813             12,595
Accrued expenses and other payables  ...        18,308             22,489            23,045            8,444            151,847
                                           -----------       ------------      ------------      -----------       ------------
  Total Liabilities  ...................     7,848,152         11,187,572        45,087,064        8,057,077         20,961,943
                                           -----------       ------------      ------------      -----------       ------------
NET ASSETS  ............................   $66,991,026       $243,961,691      $205,492,399      $45,834,950       $822,742,140
                                           ===========       ============      ============      ===========       ============
Investments, at cost  ..................   $64,845,442       $189,904,413      $206,813,092      $49,065,652       $555,907,224
                                           ===========       ============      ============      ===========       ============

                     See Notes to Financial Statements.

    Munder                              Munder                              Munder                              Munder
    Real Estate       Munder            Small                               Framlington       Munder            Framlington
    Equity            Small-Cap         Company           Munder            Emerging          Framlington       International
    Investment        Value             Growth            Value             Markets           Healthcare        Growth
    Fund              Fund              Fund              Fund              Fund              Fund              Fund
    -----------       ---------         -------           ------            -----------       -----------       -------------
    $87,028,363       $146,723,898      $422,730,395      $178,764,164      $38,874,953       $24,515,334       $63,301,603
      2,251,000          7,554,000         8,511,000         2,240,000           --               516,000         1,161,000
    -----------       ------------      ------------      ------------      -----------       -----------       -----------
     89,279,363        154,277,898       431,241,395       181,004,164       38,874,953        25,031,334        64,462,603
            448                271               724                20           --                   580             7,342
            303              1,018             1,147               302           --                    69             3,855
        890,502            201,818            27,220           323,910          121,512               619            89,869
         --                 98,772         7,616,433         1,043,848        1,569,175            58,273               192
        341,328          1,687,236         6,479,343           108,575           61,659            73,469            --
         --                 --                --                --               36,088            10,542            36,828
         10,967             --                --                19,834            4,220             3,613            17,962
         26,248             30,109            43,260            29,604           45,152            33,189            49,152
    -----------       ------------      ------------      ------------      -----------       -----------       -----------
     90,549,159        156,297,122       445,409,522       182,530,257       40,712,759        25,211,688        64,667,803
    -----------       ------------      ------------      ------------      -----------       -----------       -----------

         --                 --                --                --            2,548,942            --                --
         85,936          1,049,252         8,101,051           133,863          400,326            71,254            30,014
         --                 --             2,482,477            --               --                55,500             7,142
         --             16,398,898        61,881,468        16,949,172        6,410,115         3,356,049         1,365,000
         56,415             82,923           225,189           101,142           37,529            17,021            51,678
          8,391             12,198            32,997            15,034            3,204             1,824             5,511
            395             12,543            27,449             2,136            4,603                31               334
          6,646              5,223            19,921             3,651              598             9,700               974
          2,466              4,616            15,776             2,904            2,359             1,183             2,512
          9,296             13,828            30,029            14,036           21,800            13,058            38,723
          1,401              2,417             5,903             2,741              666               313               980
         15,692             25,535            32,607            22,577            1,112               535            --
    -----------       ------------      ------------      ------------      -----------       -----------       -----------
        186,638         17,607,433        72,854,867        17,247,256        9,431,254         3,526,468         1,502,868
    -----------       ------------      ------------      ------------      -----------       -----------       -----------
    $90,362,521       $138,689,689      $372,554,655      $165,283,001      $31,281,505       $21,685,220       $63,164,935
    ===========       ============      ============      ============      ===========       ===========       ===========
    $96,429,251       $144,015,432      $379,022,269      $166,499,260      $47,923,454       $24,666,642       $57,634,202
    ===========       ============      ============      ============      ===========       ===========       ===========

The Munder Funds
Statements of Assets and Liabilities, December 31, 1998 (Unaudited)


                                           EQUITY FUNDS
                                           ------------------------------------------------------------------------------------
                                                             Munder            Munder            Munder            Munder
                                           Munder            Growth &          International     Micro-Cap         Multi-Season
                                           Balanced          Income            Equity            Equity            Growth
                                           Fund              Fund              Fund              Fund              Fund
                                           --------          --------          -------------     ---------         ------------
NET ASSETS consist of:
Undistributed net investment
  income/(loss)  .......................   $     4,878       $    293,492      $   (362,939)     $  (338,587)      $   (141,611)
Accumulated net realized gain/(loss) on
  investments sold, forward foreign
  exchange contracts, futures contracts
  and currency transactions  ...........       841,676          2,163,126          (798,576)      (8,304,270)        14,666,029
Net unrealized
  appreciation/(depreciation) of
  investments, futures contracts,
  foreign currency and net other assets      9,479,100         60,041,711        40,394,764        3,991,469        252,550,554
Par value  .............................         5,487             16,926            14,113           29,951            405,000
Paid-in capital in excess of par value      56,659,885        181,446,436       166,245,037       50,456,387        555,262,168
                                           -----------       ------------      ------------      -----------       ------------
                                           $66,991,026       $243,961,691      $205,492,399      $45,834,950       $822,742,140
                                           ===========       ============      ============      ===========       ============
NET ASSETS:
Class A Shares  ........................   $ 1,005,675       $  7,625,825      $  6,689,819      $ 7,800,732       $ 65,456,438
                                           ===========       ============      ============      ===========       ============
Class B Shares  ........................   $   940,640       $  2,433,630      $    894,213      $13,940,243       $ 99,118,570
                                           ===========       ============      ============      ===========       ============
Class C Shares  ........................   $   116,488       $    785,883      $  1,666,967      $ 6,282,653       $ 12,455,320
                                           ===========       ============      ============      ===========       ============
Class K Shares  ........................   $30,026,920       $197,392,883      $ 99,036,164      $ 2,176,617       $323,505,890
                                           ===========       ============      ============      ===========       ============
Class Y Shares  ........................   $34,901,303       $ 35,723,470      $ 97,205,236      $15,634,705       $322,205,922
                                           ===========       ============      ============      ===========       ============
SHARES OUTSTANDING:
Class A Shares  ........................        82,444            529,567           460,402          507,311          3,213,886
                                           ===========       ============      ============      ===========       ============
Class B Shares  ........................        77,355            169,643            62,422          919,532          5,077,125
                                           ===========       ============      ============      ===========       ============
Class C Shares  ........................         9,567             54,856           115,457          414,183            637,180
                                           ===========       ============      ============      ===========       ============
Class K Shares  ........................     2,457,445         13,694,059         6,817,128          141,625         15,914,059
                                           ===========       ============      ============      ===========       ============
Class Y Shares  ........................     2,859,919          2,477,821         6,657,238        1,012,446         15,657,751
                                           ===========       ============      ============      ===========       ============
CLASS A SHARES:
Net asset value and redemption price
  per share  ...........................        $12.20             $14.40            $14.53           $15.38             $20.37
                                                ======             ======            ======           ======             ======
Maximum sales charge  ..................          5.50%              5.50%             5.50%            5.50%              5.50%
Maximum offering price per share  ......        $12.91             $15.24            $15.38           $16.28             $21.56
                                                ======             ======            ======           ======             ======
CLASS B SHARES:
Net asset value and offering price per
  share*  ..............................        $12.16             $14.35            $14.33           $15.16             $19.52
                                                ======             ======            ======           ======             ======
CLASS C SHARES:
Net asset value and offering price per
  share*  ..............................        $12.18             $14.33            $14.44           $15.17             $19.55
                                                ======             ======            ======           ======             ======
CLASS K SHARES:
Net asset value, offering price and
  redemption price per share  ..........        $12.22             $14.41            $14.53           $15.37             $20.33
CLASS Y SHARES:
                                                ======             ======            ======           ======             ======
Net asset value, offering price and
  redemption price per share  ..........        $12.20             $14.42            $14.60           $15.44             $20.58
                                                ======             ======            ======           ======             ======

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                     See Notes to Financial Statements.


    -------------------------------------------------------------------------------------------------------------------------
    Munder                              Munder                              Munder                              Munder
    Real Estate       Munder            Small                               Framlington       Munder            Framlington
    Equity            Small-Cap         Company           Munder            Emerging          Framlington       International
    Investment        Value             Growth            Value             Markets           Healthcare        Growth
    Fund              Fund              Fund              Fund              Fund              Fund              Fund
    -----------       ---------         -------           ------            -----------       -----------       -------------
    $   (20,993)      $     (3,684)     $   (439,543)     $    224,355      $    (39,627)     $  (157,768)      $  (147,193)

         79,910         (5,579,794)      (48,355,097)        3,132,485       (15,273,125)        (237,885)       (2,164,995)

     (7,149,888)        10,262,466        52,219,126        14,505,015        (9,048,444)         364,699         6,832,216
         73,180            110,980            21,207           114,400            39,545           18,740            53,838
     97,380,312        133,899,721       369,108,962       147,306,746        55,603,156       21,697,434        58,591,069
    -----------       ------------      ------------      ------------      ------------      -----------       -----------
    $90,362,521       $138,689,689      $372,554,655      $165,283,001      $ 31,281,505      $21,685,220       $63,164,935
    ===========       ============      ============      ============      ============      ===========       ===========

    $ 2,963,040       $  4,143,071      $ 21,023,338      $  5,604,439      $    303,301      $ 4,652,849       $ 2,410,186
    ===========       ============      ============      ============      ============      ===========       ===========
    $ 5,533,075       $  3,206,524      $ 13,572,053      $  1,814,620      $    298,885      $ 8,558,175       $   497,798
    ===========       ============      ============      ============      ============      ===========       ===========
    $ 1,275,331       $  1,967,816      $  5,379,928      $  1,110,062      $    269,371      $ 2,515,861       $   165,822
    ===========       ============      ============      ============      ============      ===========       ===========
    $ 1,925,143       $ 65,183,283      $140,476,537      $ 10,722,715      $ 20,754,585      $   166,965       $ 1,633,470
    ===========       ============      ============      ============      ============      ===========       ===========
    $78,665,932       $ 64,188,995      $192,102,799      $146,031,165      $  9,655,363      $ 5,791,370       $58,457,659
    ===========       ============      ============      ============      ============      ===========       ===========

        240,281            331,830         1,203,213           388,468            38,349          399,405           206,082
    ===========       ============      ============      ============      ============      ===========       ===========
        448,869            257,607           815,653           126,850            38,118          745,489            43,037
    ===========       ============      ============      ============      ============      ===========       ===========
        103,140            158,423           317,790            77,683            34,326          219,168            14,306
    ===========       ============      ============      ============      ============      ===========       ===========
        156,083          5,215,835         8,042,987           743,229         2,625,285           14,348           139,622
    ===========       ============      ============      ============      ============      ===========       ===========
      6,369,624          5,134,237        10,827,249        10,103,780         1,218,409          495,635         4,980,784
    ===========       ============      ============      ============      ============      ===========       ===========

         $12.33             $12.49            $17.47            $14.43             $7.91           $11.65            $11.70
         ======             ======            ======            ======             =====           ======            ======
           5.50%              5.50%             5.50%             5.50%             5.50%            5.50%             5.50%
         $13.05             $13.22            $18.49            $15.27             $8.37           $12.33            $12.38
         ======             ======            ======            ======             =====           ======            ======

         $12.33             $12.45            $16.64            $14.31             $7.84           $11.48            $11.57
         ======             ======            ======            ======             =====           ======            ======

         $12.37             $12.42            $16.93            $14.29             $7.85           $11.48            $11.59
         ======             ======            ======            ======             =====           ======            ======

         $12.33             $12.50            $17.47            $14.43             $7.91           $11.64            $11.70
         ======             ======            ======            ======             =====           ======            ======

         $12.35             $12.50            $17.74            $14.45             $7.92           $11.68            $11.74
         ======             ======            ======            ======             =====           ======            ======


The Munder Funds
Statements of Operations, Period Ended December 31, 1998 (Unaudited)


                                           EQUITY FUNDS
                                           ------------------------------------------------------------------------------------
                                                             Munder            Munder            Munder            Munder
                                           Munder            Growth &          International     Micro-Cap         Multi-Season
                                           Balanced          Income            Equity            Equity            Growth
                                           Fund              Fund              Fund              Fund              Fund
                                           --------          --------          -------------     ---------         ------------
INVESTMENT INCOME:
Interest  ..............................   $   908,559       $   488,151       $   260,408       $    27,632       $   998,719
Dividends (a)  .........................       240,431         2,908,574         1,468,982            21,357         3,437,422
                                           -----------       -----------       -----------       -----------       -----------
      Total investment income  .........     1,148,990         3,396,725         1,729,390            48,989         4,436,141
                                           -----------       -----------       -----------       -----------       -----------
EXPENSES:
Distribution and shareholder
  servicing fees:
   Class A Shares  .....................         1,160             7,924             7,211            10,354            38,175
   Class B Shares  .....................         3,309             9,584             4,734            66,303           465,276
   Class C Shares  .....................           550             5,294             8,762            29,997            62,355
Shareholder servicing fees:
  Class K Shares  ......................        35,652           254,589           121,864             3,136           338,568
Investment advisory fee  ...............       229,987           930,989           748,315           217,817         3,265,194
Administration fee  ....................        37,882           132,295           106,813            23,323           374,695
Transfer agent fee  ....................        10,978            36,203            29,974             6,537           100,138
Custodian fees  ........................        24,460            32,595           102,742            16,811            80,310
Legal and audit fees  ..................         3,585            11,643             9,583             2,184            33,176
Trustees'/Directors' fees and expenses           1,929             6,296             5,397             1,076            17,618
Amortization of organization costs  ....        --                   741            --                --                --
Registration and filing fees  ..........         9,720            13,166            11,381            14,078            23,034
Other  .................................         4,408            12,710            10,860            29,841            60,904
                                           -----------       -----------       -----------       -----------       -----------
      Total Expenses  ..................       363,620         1,454,029         1,167,636           421,457         4,859,443
Fees waived and/or expenses reimbursed
  by investment advisor  ...............        --                --                --               (33,881)         (627,573)
      Net Expenses  ....................       363,620         1,454,029         1,167,636           387,576         4,231,870
                                           -----------       -----------       -----------       -----------       -----------
NET INVESTMENT INCOME/(LOSS)  ..........       785,370         1,942,696           561,754          (338,587)          204,271
                                           -----------       -----------       -----------       -----------       -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions  ...............     6,780,648        (3,598,475)        1,507,430        (8,255,988)       29,139,587
  Forward foreign exchange contracts  ..        --                --                (3,022)           --                --
  Futures contracts  ...................        --                --                --                --                --
  Foreign currency transactions  .......        --                --                 6,638            --                --
Net change in unrealized appreciation/
  (depreciation) of:
  Securities  ..........................    (5,973,049)        6,191,675        (5,752,741)        4,309,331         6,417,604
  Forward foreign exchange contracts  ..        --                --                   366            --                --
  Foreign currency and net other assets         --                --                 5,495            --                --
                                           -----------       -----------       -----------       -----------       -----------
Net realized and unrealized gain/(loss)
  on investments  ......................       807,599         2,593,200        (4,235,834)       (3,946,657)       35,557,191
                                           -----------       -----------       -----------       -----------       -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS  ...........   $ 1,592,969       $ 4,535,896       $(3,674,080)      $(4,285,244)      $35,761,462
                                           ===========       ===========       ===========       ===========       ===========


----------------
(a) Net of foreign withholding taxes of $646, $13,035, $127,182, $10,586,
    $23,641, $82, $25,602, for Munder Balanced Fund, Munder Growth & Income Fund, Munder International Equity Fund, Munder Value Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, respectively.



                     See Notes to Financial Statements.

    -------------------------------------------------------------------------------------------------------------------------
    Munder                              Munder                              Munder                              Munder
    Real Estate       Munder            Small                               Framlington       Munder            Framlington
    Equity            Small-Cap         Company           Munder            Emerging          Framlington       International
    Investment        Value             Growth            Value             Markets           Healthcare        Growth
    Fund              Fund              Fund              Fund              Fund              Fund              Fund
    -----------       ---------         -------           ------            -----------       -----------       -------------
    $     85,217      $    392,686      $    727,880      $    308,238      $   210,951       $  32,519         $    56,857
       3,247,016           931,362         1,091,804         1,176,616          247,526           2,900             213,067
    ------------      ------------      ------------      ------------      -----------       ---------         -----------
       3,332,233         1,324,048         1,819,684         1,484,854          458,477          35,419             269,924
    ------------      ------------      ------------      ------------      -----------       ---------         -----------

           4,353             9,053            30,014             9,235              561           5,502               2,332
          29,929            14,689            59,200             9,461            2,609          39,247               3,176
           6,710             9,040            26,674             5,442            1,398          13,364                 878

           2,489            84,994           170,494            15,249           35,466             198               2,332
         337,404           531,816         1,352,081           619,875          262,771          99,162             306,013
          48,826            75,933           192,996            89,680           22,393          10,571              32,595
          13,062            22,007            55,570            24,597            6,397           2,698               8,899
          14,424            23,142            51,630            24,879           76,495          20,394              87,983
           4,282             7,282            17,792             8,185            2,147             934               3,150
           2,279             3,794             9,846             4,231            1,112             474               1,547
           7,417            --                --                 6,310              708             607               3,009
          15,988            14,570            17,103            16,942           11,144           9,383              10,890
           8,838             8,306            30,692             8,590            2,071          13,471               2,087
    ------------      ------------      ------------      ------------      -----------       ---------         -----------
         496,001           804,626         2,014,092           842,676          425,272         216,005             464,891
          --                --                --                --              (54,944)        (25,808)            (49,194)
         496,001           804,626         2,014,092           842,676          370,328         190,197             415,697
    ------------      ------------      ------------      ------------      -----------       ---------         -----------
       2,836,232           519,422          (194,408)          642,178           88,149        (154,778)           (145,773)
    ------------      ------------      ------------      ------------      -----------       ---------         -----------

          80,187        (5,577,771)      (45,889,376)       (2,867,214)      (8,749,987)       (209,425)         (1,808,765)
          --                --                --                   (62)         (42,623)            387              78,755
          --                --            (1,330,355)           --               --               --                 --
          --                --                --                   (19)        (158,932)         (1,063)              6,895

     (14,677,686)      (11,108,796)       25,741,614       (10,595,742)       2,860,415         (37,589)            372,855
          --                --                --                --                3,748               4                 408
          --                --                --                   119               57              (7)              3,062
    ------------      ------------      ------------      ------------      -----------       ---------         -----------
     (14,597,499)      (16,686,567)      (21,478,117)      (13,462,918)      (6,087,322)       (247,693)         (1,346,790)
    ------------      ------------      ------------      ------------      -----------       ---------         -----------

    $(11,761,267)     $(16,167,145)     $(21,672,525)     $(12,820,740)     $(5,999,173)      $(402,471)        $(1,492,563)
    ============      ============      ============      ============      ===========       =========         ===========

The Munder Funds
Statements of Changes in Net Assets, Period Ended December 31, 1998 (Unaudited)


                                           EQUITY FUNDS
                                           ------------------------------------------------------------------------------------
                                                             Munder            Munder            Munder            Munder
                                           Munder            Growth &          International     Micro-Cap         Multi-Season
                                           Balanced          Income            Equity            Equity            Growth
                                           Fund              Fund              Fund              Fund              Fund
                                           --------          --------          -------------     ---------         ------------
Net investment income/(loss)  ..........   $    785,370      $  1,942,696      $    561,754      $  (338,587)      $    204,271
Net realized gain/(loss) on investments
  sold  ................................      6,780,648        (3,598,475)        1,511,046       (8,255,988)        29,139,587
Net change in unrealized
  appreciation/(depreciation) of
  investments  .........................     (5,973,049)        6,191,675        (5,746,880)       4,309,331          6,417,604
                                           ------------      ------------      ------------      -----------       ------------
Net increase/(decrease) in net assets
  resulting from operations  ...........      1,592,969         4,535,896        (3,674,080)      (4,285,244)        35,761,462
Dividends to shareholders from net
  investment income:
    Class A Shares  ....................        (10,739)          (46,746)          (22,621)          --                 --
    Class B Shares  ....................         (5,191)           (7,047)             (999)          --                 --
    Class C Shares  ....................           (812)           (3,868)           (1,871)          --                 --
    Class K Shares  ....................       (306,345)       (1,433,289)         (426,307)          --                 --
    Class Y Shares  ....................       (457,405)         (294,960)         (514,133)          --               (345,882)
Distributions to shareholders from net
  realized gains:
    Class A Shares  ....................       (111,255)         (453,417)          (76,269)        (158,513)        (2,451,170)
    Class B Shares  ....................        (91,842)         (202,291)          (13,857)        (282,930)        (7,433,020)
    Class C Shares  ....................        (12,800)          (66,154)          (25,947)        (123,306)        (1,028,461)
    Class K Shares  ....................     (3,289,822)      (18,732,778)       (1,540,788)         (44,400)       (22,000,121)
    Class Y Shares  ....................     (3,992,119)       (3,210,916)       (1,475,693)        (301,982)       (21,500,520)
Net increase/(decrease) in net assets
  from Fund share transactions:
    Class A Shares  ....................        236,515        (1,757,351)          682,931       (1,718,003)        32,296,519
    Class B Shares  ....................        353,230           872,758          (172,538)        (334,274)         2,080,754
    Class C Shares  ....................         12,382          (967,094)         (148,005)        (291,658)        (1,108,879)
    Class K Shares  ....................      1,048,340        (1,966,220)       (3,030,378)        (486,970)        79,215,172
    Class Y Shares  ....................     (8,542,074)        3,452,536        (1,359,741)       1,247,091        (27,700,560)
                                           ------------      ------------      ------------      -----------       ------------
Net increase/(decrease) in net assets ..    (13,576,968)      (20,280,941)      (11,800,296)      (6,780,189)        65,785,294
NET ASSETS:
Beginning of period  ...................     80,567,994       264,242,632       217,292,695       52,615,139        756,956,846
                                           ------------      ------------      ------------      -----------       ------------
End of period  .........................   $ 66,991,026      $243,961,691      $205,492,399      $45,834,950       $822,742,140
                                           ============      ============      ============      ===========       ============
Undistributed net investment
  income/(loss)  .......................   $      4,878      $    293,492      $   (362,939)     $  (338,587)      $   (141,611)
                                           ============      ============      ============      ===========       ============


                     See Notes to Financial Statements.


     -------------------------------------------------------------------------------------------------------------------------
    Munder                              Munder                              Munder                              Munder
    Real Estate       Munder            Small                               Framlington       Munder            Framlington
    Equity            Small-Cap         Company           Munder            Emerging          Framlington       International
    Investment        Value             Growth            Value             Markets           Healthcare        Growth
    Fund              Fund              Fund              Fund              Fund              Fund              Fund
    -----------       ---------         -------           ------            -----------       -----------       -------------
    $  2,836,232      $    519,422      $   (194,408)     $    642,178      $     88,149      $  (154,778)      $  (145,733)
          80,187        (5,577,771)      (47,219,731)       (2,867,295)       (8,951,542)        (210,101)       (1,723,115)

     (14,677,686)      (11,108,796)       25,741,614       (10,595,623)        2,864,220          (37,592)          376,325
    ------------      ------------      ------------      ------------      ------------      -----------       -----------
     (11,761,267)      (16,167,145)      (21,672,525)      (12,820,740)       (5,999,173)        (402,471)       (1,492,563)

        (107,038)          (38,047)           --               (14,122)           --               --                --
        (166,618)           (4,791)           --                --                --               --                --
         (37,728)           (2,964)           --                --                --               --                --
         (64,419)         (266,742)           --               (18,485)           --               --                --
      (2,619,618)         (336,702)         (245,135)         (400,199)           --               --                --

         (92,242)         (182,204)       (1,590,259)         (239,222)           --              (40,184)           (1,318)
        (173,403)          (68,000)         (920,334)          (65,020)           --              (72,344)             (264)
         (39,951)          (42,037)         (370,434)          (41,943)           --              (21,587)              (92)
         (60,204)       (1,344,886)       (9,282,837)         (416,053)           --               (1,395)             (904)
      (2,367,839)       (1,361,469)      (12,454,908)       (5,372,785)           --              (44,922)          (31,731)

        (426,091)       (2,954,501)         (484,678)         (555,546)         (267,515)        (225,425)          717,629
        (226,177)          385,227         1,155,600          (228,391)         (160,355)          64,821           (43,073)
          27,662           291,322           (98,439)           55,889           181,340         (623,728)          (21,879)
         158,032        (8,037,433)        1,118,732        (2,310,030)       (7,117,941)          10,970          (532,331)
      10,994,615         1,227,652         7,241,187        (1,530,963)       (2,753,160)         394,073        (4,730,654)
    ------------      ------------      ------------      ------------      ------------      -----------       -----------
      (6,962,286)      (28,902,720)      (37,604,030)      (23,957,610)      (16,116,804)        (962,192)       (6,137,180)

      97,324,807       167,592,409       410,158,685       189,240,611        47,398,309       22,647,412        69,302,115
    ------------      ------------      ------------      ------------      ------------      -----------       -----------
    $ 90,362,521      $138,689,689      $372,554,655      $165,283,001      $ 31,281,505      $21,685,220       $63,164,935
    ============      ============      ============      ============      ============      ===========       ===========
    $    (20,993)     $     (3,684)     $   (439,543)     $    224,355      $    (39,627)     $  (157,768)      $  (147,193)
    ============      ============      ============      ============      ============      ===========       ===========

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1998

                                           EQUITY FUNDS
                                           ------------------------------------------------------------------------------------
                                                             Munder            Munder            Munder            Munder
                                           Munder            Growth &          International     Micro-Cap         Multi-Season
                                           Balanced          Income            Equity            Equity            Growth
                                           Fund              Fund              Fund              Fund              Fund
                                           --------          --------          -------------     ---------         ------------
Net investment income/(loss)  ..........   $  2,081,463      $  4,576,922      $  2,440,184      $  (363,504)      $    (86,750)
Net realized gain/(loss) on investments
  sold  ................................      5,703,535        47,077,678        12,355,064        2,381,269         57,519,549
Net change in unrealized
  appreciation/(depreciation) of
  investments  .........................      4,433,170           306,124        (6,574,836)        (836,028)        88,892,683
                                           ------------      ------------      ------------      -----------       ------------
Net increase/(decrease) in net assets
  resulting from operations  ...........     12,218,168        51,960,724         8,220,412        1,181,737        146,325,482
Dividends to shareholders from net
  investment income:
    Class A Shares  ....................        (12,304)         (105,754)          (81,341)          --                (12,065)
    Class B Shares  ....................         (7,042)          (10,894)           (7,796)          --                 --
    Class C Shares  ....................         (1,440)           (8,114)          (14,540)          --                 --
    Class K Shares  ....................       (640,005)       (3,798,603)       (1,386,400)          --               (162,310)
    Class Y Shares  ....................     (1,397,675)         (639,004)       (1,473,592)          --               (367,945)
Distributions to shareholders from net
  realized gains:
    Class A Shares  ....................        (34,027)         (709,636)         (421,143)        (200,426)          (911,264)
    Class B Shares  ....................        (27,885)         (130,526)          (73,900)        (284,509)        (4,381,717)
    Class C Shares  ....................         (7,200)          (71,978)         (146,699)        (166,726)          (510,812)
    Class K Shares  ....................     (2,572,553)      (33,747,169)       (7,243,743)         (55,740)       (12,258,369)
    Class Y Shares  ....................     (4,287,718)       (4,561,542)       (6,435,614)        (388,128)       (13,781,279)
Distributions to shareholders in excess
  of realized gains:
    Class A Shares  ....................         --                --                --               --                 --
    Class B Shares  ....................         --                --                --               --                 --
    Class C Shares  ....................         --                --                --               --                 --
    Class K Shares  ....................         --                --                --               --                 --
    Class Y Shares  ....................         --                --                --               --                 --
Net increase/(decrease) in net assets
  from Fund share tranactions:
    Class A Shares  ....................        440,063         5,491,229          (176,367)      10,885,938         11,650,530
    Class B Shares  ....................        432,175         1,022,079            21,870       15,922,896          2,131,348
    Class C Shares  ....................         39,185         1,002,578          (393,285)       7,605,168          3,287,255
    Class K Shares  ....................     25,358,644        (2,599,559)      (24,045,346)       2,744,686         (7,678,546)
    Class Y Shares  ....................    (26,488,592)        3,990,672        (2,594,187)      12,155,073        109,458,384
                                           ------------      ------------      ------------      -----------       ------------
Net increase/(decrease) in net assets ..      3,011,794        17,084,503       (36,251,671)      49,399,969        232,788,692
NET ASSETS:
Beginning of period  ...................     77,556,200       247,158,129       253,544,366        3,215,170        524,168,154
                                           ------------      ------------      ------------      -----------       ------------
End of period  .........................   $ 80,567,994      $264,242,632      $217,292,695      $52,615,139       $756,956,846
                                           ============      ============      ============      ===========       ============
Undistributed net investment
  income/(loss)  .......................   $     --          $    136,706      $     41,238      $    --           $      --
                                           ============      ============      ============      ===========       ============


                     See Notes to Financial Statements.


    ----------------------------------- -------------------------------------------------------------------------------------
    Munder                              Munder                              Munder                              Munder
    Real Estate       Munder            Small                               Framlington       Munder            Framlington
    Equity            Small-Cap         Company           Munder            Emerging          Framlington       International
    Investment        Value             Growth            Value             Market            Healthcare        Growth
    Fund              Fund              Fund              Fund              Fund              Fund              Fund
    -----------       ---------         -------           ------            -----------       -----------       -------------
    $ 3,557,590       $    888,525      $ (1,943,180)     $  1,172,506      $    445,711      $  (208,621)      $   224,653
      3,087,322          8,250,295        86,273,022        16,249,019        (5,791,184)         260,574          (457,298)

     (1,828,364)        14,588,947       (38,336,774)       13,817,752       (12,928,226)         100,052         3,758,489
    -----------       ------------      ------------      ------------      ------------      -----------       -----------

      4,816,548         23,727,767        45,993,068        31,239,277       (18,273,699)         152,005         3,525,844

       (108,959)           (26,178)           --               (36,542)           (2,697)          --                (2,066)
       (212,532)            --                --                  (743)              (61)          --                --
        (36,424)            --                --                  (382)               (4)          --                --
        (76,887)          (330,560)           --               (64,557)         (133,371)          --                (2,557)
     (2,999,226)          (414,148)           --            (1,079,848)          (92,010)          --              (122,744)

        (20,080)           (98,858)       (2,406,705)         (155,490)           (2,952)          --                (2,543)
        (57,106)           (46,471)       (1,802,093)         (102,547)           (1,902)          --                  (423)
         (9,143)           (31,704)         (739,949)          (52,647)             (125)          --                  (155)
        (17,626)        (3,173,416)      (29,901,527)         (709,652)         (141,436)          --                (3,147)
       (626,049)        (2,414,775)      (37,145,834)       (8,345,671)          (69,616)          --              (100,609)

         --                 --                --                --               (11,999)          --                (1,338)
         --                 --                --                --                (7,730)          --                  (222)
         --                 --                --                --                  (510)          --                   (81)
         --                 --                --                --              (574,853)          --                (1,657)
         --                 --                --                --              (282,947)          --               (52,964)

      2,724,813          4,300,790         1,838,033         2,771,389           330,315        4,350,716           420,739
      2,284,249          2,782,374         9,490,901         1,157,493           584,974        7,733,693           442,098
      1,003,579          1,717,806         4,338,208           543,586           133,643        3,228,224            83,236
        617,619         23,335,289        19,006,863         5,094,370        40,278,768           37,061           936,727
     33,785,992         47,491,052        76,298,503        67,989,812        15,732,843        3,049,654        37,971,159
    -----------       ------------      ------------      ------------      ------------      -----------       -----------
     41,068,768         96,818,968        84,969,468        98,247,848        37,464,631       18,551,353        43,089,297

     56,256,039         70,773,441       325,189,217        90,992,763         9,933,678        4,096,059        26,212,818
    -----------       ------------      ------------      ------------      ------------      -----------       -----------
    $97,324,807       $167,592,409      $410,158,685      $189,240,611      $ 47,398,309      $22,647,412       $69,302,115
    ===========       ============      ============      ============      ============      ===========       ===========
    $   138,196       $    126,140      $     --          $     14,983      $   (127,776)     $    (2,990)      $   (45,004)
    ===========       ============      ============      ============      ============      ===========       ===========

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1998
(Unaudited)

                                           EQUITY FUNDS
                                           ------------------------------------------------------------------------------------
                                                             Munder            Munder            Munder            Munder
                                           Munder            Growth &          International     Micro-Cap         Multi-Season
                                           Balanced          Income            Equity            Equity            Growth
                                           Fund              Fund              Fund              Fund              Fund
                                           --------          --------          -------------     ---------         ------------
Amount
Class A Shares:
Sold  ..................................   $    304,498      $ 27,034,449      $  8,043,163      $ 1,675,156       $ 253,131,779
Issued as reinvestment of dividends  ...        101,467           271,483            52,634          111,418           1,788,085
Redeemed  ..............................       (169,450)      (29,063,283)       (7,412,866)      (3,504,577)       (222,623,345)
                                           ------------      ------------      ------------      -----------       -------------
Net increase/(decrease)  ...............   $    236,515      $ (1,757,351)     $    682,931      $(1,718,003)      $  32,296,519
                                           ============      ============      ============      ===========       =============
Class B Shares:
Sold  ..................................   $    374,840      $  1,032,780      $     58,590      $ 2,376,106       $   7,785,875
Issued as reinvestment of dividends  ...         22,744            80,597             5,832          127,832           2,980,135
Redeemed  ..............................        (44,354)         (240,619)         (236,960)      (2,838,212)         (8,685,256)
                                           ------------      ------------      ------------      -----------       -------------
Net increase/(decrease)  ...............   $    353,230      $    872,758      $   (172,538)     $  (334,274)      $   2,080,754
                                           ============      ============      ============      ===========       =============
Class C Shares:
Sold  ..................................   $     21,413      $  4,494,665      $    146,903      $ 1,023,969       $   7,538,136
Issued as reinvestment of dividends  ...          3,165            21,787             1,117           40,673              69,569
Redeemed  ..............................        (12,196)       (5,483,546)         (296,025)      (1,356,300)         (8,716,584)
                                           ------------      ------------      ------------      -----------       -------------
Net increase/(decrease)  ...............   $     12,382      $   (967,094)     $   (148,005)     $  (291,658)      $  (1,108,879)
                                           ============      ============      ============      ===========       =============
Class K Shares:
Sold  ..................................   $  7,209,960      $ 19,497,824      $  7,921,547      $   430,007       $ 109,075,773
Issued as reinvestment of dividends  ...         --                 2,037               621              325             147,907
Redeemed  ..............................     (6,161,620)      (21,466,081)      (10,952,546)        (917,302)        (30,008,508)
                                           ------------      ------------      ------------      -----------       -------------
Net increase/(decrease)  ...............   $  1,048,340      $ (1,966,220)     $ (3,030,378)     $  (486,970)      $  79,215,172
                                           ============      ============      ============      ===========       =============
Class Y Shares:
Sold  ..................................   $  7,421,913      $ 56,397,641      $  7,017,410      $ 3,458,015       $  49,600,187
Issued as reinvestment of dividends  ...         23,853            81,498            62,011          174,799           1,623,598
Redeemed  ..............................    (15,987,840)      (53,026,603)       (8,439,162)      (2,385,723)        (78,924,345)
                                           ------------      ------------      ------------      -----------       -------------
Net increase/(decrease)  ...............   $ (8,542,074)     $  3,452,536      $ (1,359,741)     $ 1,247,091       $  27,700,560
                                           ============      ============      ============      ===========       =============


                     See Notes to Financial Statements.


    -------------------------------------------------------------------------------------------------------------------------
    Munder                              Munder                              Munder                              Munder
    Real Estate       Munder            Small                               Framlington       Munder            Framlington
    Equity            Small-Cap         Company           Munder            Emerging          Framlington       International
    Investment        Value             Growth            Value             Markets           Healthcare        Growth
    Fund              Fund              Fund              Fund              Fund              Fund              Fund
    -----------       ---------         -------           ------            -----------       -----------       -------------
    $   561,952       $ 177,017,674     $ 391,049,827     $ 242,761,824     $     89,138      $   513,828       $ 5,396,068
         95,210             140,544           852,789            74,462           --               13,729             1,313
     (1,083,253)       (180,112,719)     (392,387,294)     (243,391,832)        (356,653)        (752,982)       (4,679,752)
    -----------       -------------     -------------     -------------     ------------      -----------       -----------
    $  (426,091)      $  (2,954,501)    $    (484,678)    $    (555,546)    $   (267,515)     $  (225,425)      $   717,629
    ===========       =============     =============     =============     ============      ===========       ===========

    $   889,627       $     816,650     $   5,392,365     $     511,457     $    781,965      $ 1,147,258       $   347,902
        104,975              29,154           349,992            21,686           --               39,333               203
     (1,220,779)           (460,577)       (4,586,757)         (761,534)        (942,320)      (1,121,770)         (391,178)
    -----------       -------------     -------------     -------------     ------------      -----------       -----------
    $  (226,177)      $     385,227     $   1,155,600     $    (228,391)    $   (160,355)     $    64,821       $   (43,073)
    ===========       =============     =============     =============     ============      ===========       ===========

    $   314,585       $     574,517     $   1,328,801     $     132,332     $    271,019      $   201,913       $    13,648
         19,258              15,742            77,875             9,682           --                3,123                77
       (306,181)           (298,937)       (1,505,115)          (86,125)         (89,679)        (828,764)          (35,604)
     -----------       -------------     -------------     -------------     ------------      -----------       -----------
   $    27,662       $     291,322     $     (98,439)    $      55,889     $    181,340      $  (623,728)      $   (21,879)
    ===========       =============     =============     =============     ============      ===========       ===========

    $   236,029       $  14,815,096     $  35,025,655     $     851,307     $  5,909,399      $    43,800       $   257,500
         --                      85            18,166               184           --               --                --
        (77,997)        (22,852,614)      (33,925,089)       (3,161,521)     (13,027,340)         (32,830)         (789,831)
    -----------       -------------     -------------     -------------     ------------      -----------       -----------
    $   158,032       $  (8,037,433)    $   1,118,732     $  (2,310,030)    $ (7,117,941)     $    10,970       $  (532,331)
    ===========       =============     =============     =============     ============      ===========       ===========

    $14,013,086       $  55,811,657     $  82,267,764     $  61,201,902     $  1,872,548      $   698,276       $ 5,139,593
        921,453             286,545         1,412,207           711,516           --               17,578             8,596
     (3,939,924)        (54,870,550)      (76,438,784)      (63,444,381)      (4,625,708)        (321,781)       (9,878,843)
    -----------       -------------     -------------     -------------     ------------      -----------       -----------
    $10,994,615       $   1,227,652     $   7,241,187     $  (1,530,963)    $ (2,753,160)     $   394,073       $(4,730,654)
    ===========       =============     =============     =============     ============      ===========       ===========

         The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1998
(Unaudited)

                                           EQUITY FUNDS
                                           --------------------------------------------------------------------------------
                                                            Munder           Munder           Munder           Munder
                                           Munder           Growth &         International    Micro-Cap        Multi-Season
                                           Balanced         Income           Equity           Equity           Growth
                                           Fund             Fund             Fund             Fund             Fund
                                           --------         --------         -------------    ---------        ------------
Shares
Class A Shares:
Sold  ..................................       24,390        1,848,685        571,214          117,137          12,868,710
Issued as reinvestment of dividends  ...        8,781           19,783          3,820            7,852              92,695
Redeemed  ..............................      (13,312)      (1,949,983)      (531,367)        (254,253)        (11,253,064)
                                           ----------       ----------       --------         --------          ----------
Net increase/(decrease)  ...............       19,859          (81,515)        43,667         (129,264)          1,708,341
                                           ==========       ==========       ========         ========          ==========
Class B Shares:
Sold  ..................................       30,600           71,721          4,227          165,700             413,065
Issued as reinvestment of dividends  ...        1,976            5,899            426            9,131             161,175
Redeemed  ..............................       (3,342)         (16,808)       (17,817)        (203,761)           (459,433)
                                           ----------       ----------       --------         --------          ----------
Net increase/(decrease)  ...............       29,234           60,812        (13,164)         (28,930)            114,807
                                           ==========       ==========       ========         ========          ==========
Class C Shares:
Sold  ..................................        1,721          315,986         10,286           70,765             389,809
Issued as reinvestment of dividends  ...          275            1,596             81            2,903               3,756
Redeemed  ..............................         (965)        (376,969)       (22,719)        (101,280)           (451,715)
                                           ----------       ----------       --------         --------          ----------
Net increase/(decrease)  ...............        1,031          (59,387)       (12,352)         (27,612)            (58,150)
                                           ==========       ==========       ========         ========          ==========
Class K Shares:
Sold  ..................................      593,446        1,325,933        564,421           28,200           4,575,521
Issued as reinvestment of dividends  ...        --                 148             45               23               7,679
Redeemed  ..............................     (489,213)      (1,469,418)      (794,462)         (66,073)         (1,526,567)
                                           ----------       ----------       --------         --------          ----------
Net increase/(decrease)  ...............      104,233         (143,337)      (229,996)         (37,850)          3,056,633
                                           ==========       ==========       ========         ========          ==========
Class Y Shares:
Sold  ..................................      623,916        3,858,811        495,744          262,200           4,305,480
Issued as reinvestment of dividends  ...        2,063            5,906          4,491           12,267              83,310
Redeemed  ..............................   (1,269,894)      (3,614,608)      (601,847)        (161,592)         (4,063,611)
                                           ----------       ----------       --------         --------          ----------
Net increase/(decrease)  ...............     (643,915)         250,109       (101,612)         112,875             325,179
                                           ==========       ==========       ========         ========          ==========

                     See Notes to Financial Statements.


    -------------------------------------------------------------------------------------------------------------------------
    Munder                              Munder                              Munder                              Munder
    Real Estate       Munder            Small                               Framlington       Munder            Framlington
    Equity            Small-Cap         Company           Munder            Emerging          Framlington       International
    Investment        Value             Growth            Value             Markets           Healthcare        Growth
    Fund              Fund              Fund              Fund              Fund              Fund              Fund
    -----------       ---------         -------           ------            -----------       -----------       -------------
       40,147          14,973,818        23,114,124        17,156,386           11,023          48,123           476,511
        7,623              12,117            53,266             5,477            --              1,298               113
      (81,900)        (15,108,750)      (23,011,524)      (17,129,462)         (43,022)        (71,731)         (404,832)
    ---------         -----------       -----------       -----------       ----------         -------          --------
      (34,130)           (122,815)          155,866            32,401          (31,999)        (22,310)           71,792
    =========         ===========       ===========       ===========       ==========         =======          ========

       68,360              64,683           335,380            35,721          101,093         109,635            29,023
        8,489               2,515            22,950             1,609            --              3,771                18
      (93,844)            (37,714)         (274,116)          (53,769)        (120,101)       (108,814)          (35,942)
    ---------         -----------       -----------       -----------       ----------        --------          --------
      (16,995)             29,484            84,214           (16,439)         (19,008)          4,592            (6,901)
    =========         ===========       ===========       ===========       ==========         =======          ========

       24,349              46,527            80,393             9,437           31,359          19,019             1,195
        1,543               1,362             5,021               719            --                299                 7
      (23,813)            (25,680)          (92,359)           (5,760)         (11,762)        (88,999)           (3,450)
    ---------         -----------       -----------       -----------       ----------         -------          --------
        2,079              22,209            (6,945)            4,396           19,597         (69,681)           (2,248)
    =========         ===========       ===========       ===========       ==========         =======          ========

       18,582           1,208,749         2,074,002            61,092          773,381           3,932            23,098
        --                      7             1,135                14            --               --                --
       (6,040)         (1,936,285)       (2,040,917)         (228,295)      (1,684,985)         (3,407)          (73,963)
    ---------         -----------       -----------       -----------       ----------         -------          --------
       12,542            (727,529)           34,220          (167,189)        (911,604)            525           (50,865)
    =========         ===========       ===========       ===========       ==========         =======          ========

    1,068,582           4,661,701         4,850,661         4,335,059          235,836          64,380           467,206
       74,057              24,678            86,928            52,264            --              1,657               740
     (297,769)         (4,550,602)       (4,432,483)       (4,461,710)        (610,276)        (31,424)         (899,076)
    ---------         -----------       -----------       -----------       ----------         -------          --------
      844,870             135,777           505,106           (74,387)        (374,440)         34,613          (431,130)
    =========         ===========       ===========       ===========       ==========         =======          ========

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998


                                           EQUITY FUNDS
                                           --------------------------------------------------------------------------------
                                                            Munder           Munder           Munder           Munder
                                           Munder           Growth &         International    Micro-Cap        Multi-Season
                                           Balanced         Income           Equity           Equity           Growth
                                           Fund             Fund             Fund             Fund             Fund
                                           --------         --------         -------------    ---------        ------------
Amount
Class A Shares:
Sold  ..................................   $    465,440     $ 52,339,094     $ 15,657,100     $13,663,946      $ 125,767,920
Issued as reinvestment of dividends  ...         42,874          550,030          197,002         137,190            658,823
Redeemed  ..............................        (68,251)     (47,397,895)     (16,030,469)     (2,915,198)      (114,776,213)
                                           ------------     ------------     ------------     -----------      -------------
Net increase/(decrease)  ...............   $    440,063     $  5,491,229     $   (176,367)    $10,885,938      $  11,650,530
                                           ============     ============     ============     ===========      =============
Class B Shares:
Sold  ..................................   $    509,380     $  1,136,459     $    305,470     $16,787,807      $  12,159,704
Issued as reinvestment of dividends  ...          4,555           52,424           20,842         127,415          1,685,590
Redeemed  ..............................        (81,760)        (166,804)        (304,442)       (992,326)       (11,713,946)
                                           ------------     ------------     ------------     -----------      -------------
Net increase  ..........................   $    432,175     $  1,022,079     $     21,870     $15,922,896      $   2,131,348
                                           ============     ============     ============     ===========      =============
Class C Shares:
Sold  ..................................   $     67,088     $  9,979,727     $ 26,112,696     $10,789,550      $   5,465,341
Issued as reinvestment of dividends  ...          2,435           13,871            1,467          76,181             27,187
Redeemed  ..............................        (30,338)      (8,991,020)     (26,507,448)     (3,260,563)        (2,205,273)
                                           ------------     ------------     ------------     -----------      -------------
 increase/(decrease)  ...............      $     39,185     $  1,002,578     $   (393,285)    $ 7,605,168      $   3,287,255
                                           ============     ============     ============     ===========      =============
Class K Shares:
Sold  ..................................   $ 36,238,336     $ 37,934,509     $ 19,678,745     $ 3,286,508      $  50,186,632
Issued as reinvestment of dividends  ...         --                  791            4,812           1,933             89,260
Redeemed  ..............................    (10,879,692)     (40,534,859)     (43,728,903)       (543,755)       (57,954,438)
                                           ------------     ------------     ------------     -----------      -------------
Net increase/(decrease)  ...............   $ 25,358,644     $ (2,599,559)    $(24,045,346)    $ 2,744,686      $  (7,678,546)
                                           ============     ============     ============     ===========      =============
Class Y Shares:
Sold  ..................................   $ 17,891,800     $ 41,828,650     $ 37,273,610     $13,665,453      $ 192,274,534
Issued as reinvestment of dividends  ...         20,638           93,667          234,936         246,160          1,713,798
Redeemed  ..............................    (44,401,030)     (37,931,645)     (40,102,733)     (1,756,540)       (84,529,948)
                                           ------------     ------------     ------------     -----------      -------------
Net increase/(decrease)  ...............   $(26,488,592)    $  3,990,672     $ (2,594,187)    $12,155,073      $ 109,458,384
                                           ============     ============     ============     ===========      =============


                     See Notes to Financial Statements.S


    -------------------------------------------------------------------------------------------------------------------------
    Munder                              Munder                              Munder                              Munder
    Real Estate       Munder            Small                               Framlington       Munder            Framlington
    Equity            Small-Cap         Company           Munder            Emerging          Framlington       International
    Investment        Value             Growth            Value             Markets           Healthcare        Growth
    Fund              Fund              Fund              Fund              Fund              Fund              Fund
    -----------       ---------         -------           ------            -----------       -----------       -------------
    $ 3,008,839       $ 141,413,374     $ 851,622,256     $ 182,928,935     $   725,997       $4,670,335        $   551,489
         79,679              94,875         1,616,927           148,415          15,685            --                 5,750
       (363,705)       (137,207,459)     (851,401,150)     (180,305,961)       (411,367)        (319,619)          (136,500)
    -----------       -------------     -------------     -------------     -----------       ----------        -----------
    $ 2,724,813       $   4,300,790     $   1,838,033     $   2,771,389     $   330,315       $4,350,716        $   420,739
    ===========       =============     =============     =============     ===========       ==========        ===========

    $ 3,140,780       $   2,934,233     $  12,987,682     $   1,975,392     $   731,828       $8,010,359        $   446,549
         74,933              21,465           384,944            19,472           3,531            --                   185
       (931,464)           (173,324)       (3,881,725)         (837,371)       (150,385)        (276,666)            (4,636)
    -----------       -------------     -------------     -------------     -----------       ----------        -----------
    $ 2,284,249       $   2,782,374     $   9,490,901     $   1,157,493     $   584,974       $7,733,693        $   442,098
    ===========       =============     =============     =============     ===========       ==========        ===========

    $ 1,122,807       $   2,449,191     $  19,422,073     $   3,033,439     $   357,347       $3,413,905        $ 3,196,011
         13,557              17,092           217,318            17,693             498            --                    20
       (132,785)           (748,477)      (15,301,183)       (2,507,546)       (224,202)        (185,681)        (3,112,795)
    -----------       -------------     -------------     -------------     -----------       ----------        -----------
    $ 1,003,579       $   1,717,806     $   4,338,208     $     543,586     $   133,643       $3,228,224        $    83,236
    ===========       =============     =============     =============     ===========       ==========        ===========

    $   699,056       $  42,055,711     $ 258,655,493     $   7,292,813     $48,204,012       $   37,061        $ 2,491,379
         --                     610           385,586               364              15            --                --
        (81,437)        (18,721,032)     (240,034,216)       (2,198,807)     (7,925,259)           --            (1,554,652)
    -----------       -------------     -------------     -------------     -----------       ----------        -----------
    $   617,619       $  23,335,289     $  19,006,863     $   5,094,370     $40,278,768       $   37,061        $   936,727
    ===========       =============     =============     =============     ===========       ==========        ===========

    $40,212,699       $  95,281,559     $ 182,007,606     $ 102,254,412     $19,650,219       $3,416,348        $42,572,415
        541,776             925,440         5,087,805         1,469,009         117,261            --                96,952
     (6,968,483)        (48,715,947)     (110,796,908)      (35,733,609)     (4,034,637)        (366,694)        (4,698,208)
    -----------       -------------     -------------     -------------     -----------       ----------        -----------
    $33,785,992       $  47,491,052     $  76,298,503     $  67,989,812     $15,732,843       $3,049,654        $37,971,159
    ===========       =============     =============     =============     ===========       ==========        ===========

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998

                                           EQUITY FUNDS
                                           --------------------------------------------------------------------------------
                                                            Munder           Munder           Munder           Munder
                                           Munder           Growth &         International    Micro-Cap        Multi-Season
                                           Balanced         Income           Equity           Equity           Growth
                                           Fund             Fund             Fund             Fund             Fund
                                           --------         --------         -------------    ---------        ------------
Shares
Class A Shares:
Sold  ..................................       35,128        3,300,696        1,068,198        783,470          6,081,224
Issued as reinvestment of dividends  ...        3,375           37,128           14,938          8,580             35,825
Redeemed  ..............................       (5,256)      (2,967,466)      (1,092,860)      (169,871)        (5,537,783)
                                           ----------          -------          -------        -------          ---------
Net increase/(decrease)  ...............       33,247          370,358           (9,724)       622,179            579,266
                                           ==========       ==========       ==========       ========         ==========
Class B Shares:
Sold  ..................................       38,372           73,692           20,825        963,594            634,260
Issued as reinvestment of dividends  ...          356            3,590            1,610          8,014             94,589
Redeemed  ..............................       (5,942)         (10,728)         (20,761)       (57,721)          (604,396)
                                           ----------          -------          -------        -------          ---------
Net increase  ..........................       32,786           66,554            1,674        913,887            124,453
                                           ==========       ==========       ==========       ========         ==========
Class C Shares:
Sold  ..................................        5,032          645,741        1,737,363        618,833            278,253
Issued as reinvestment of dividends  ...          193              935              110          4,788              1,524
Redeemed  ..............................       (2,315)        (582,962)      (1,753,702)      (190,515)          (111,422)
                                           ----------          -------          -------        -------          ---------
Net increase/(decrease)  ...............        2,910           63,714          (16,229)       433,106            168,355
                                           ==========       ==========       ==========       ========         ==========
Class K Shares:
Sold  ..................................    2,660,260        2,399,900        1,372,285        194,137          2,532,388
Issued as reinvestment of dividends  ...        --                  53              369            121              4,859
Redeemed  ..............................     (812,753)      (2,511,129)      (2,942,441)       (30,301)        (2,862,299)
                                           ----------          -------          -------        -------          ---------
Net increase/(decrease)  ...............    1,847,507         (111,176)      (1,569,787)       163,957           (325,052)
                                           ==========       ==========       ==========       ========         ==========
Class Y Shares:
Sold  ..................................    1,351,069        2,641,745        2,573,626        810,899          9,751,713
Issued as reinvestment of dividends  ...        1,626            6,391           17,653         15,366             92,338
Redeemed  ..............................   (3,253,921)      (2,368,783)      (2,658,666)      (104,360)        (4,201,175)
                                           ----------          -------          -------        -------          ---------
Net increase/(decrease)  ...............   (1,901,226)         279,353          (67,387)       721,905          5,642,876
                                           ==========       ==========       ==========       ========         ==========

                     See Notes to Financial Statements.S


    -------------------------------------------------------------------------------------------------------------------
    Munder                            Munder                            Munder                            Munder
    Real Estate      Munder           Small                             Framlington      Munder           Framlington
    Equity           Small-Cap        Company          Munder           Emerging         Framlington      International
    Investment       Value            Growth           Value            Markets          Healthcare       Growth
    Fund             Fund             Fund             Fund             Fund             Fund             Fund
    -----------      ---------        -------          ------           -----------      -----------      -------------

      193,510         9,885,606        38,939,088       11,436,014         65,933        389,454             48,119
        5,166             7,030            85,371           10,894          1,497           --                  576
      (23,295)       (9,534,652)      (38,516,138)     (11,204,399)       (38,259)       (28,756)           (11,602)
    ---------        ----------       -----------      -----------      ---------        -------          ---------
      175,381           357,984           508,321          245,509         29,171        360,698             37,093
    =========        ==========       ===========      ===========      =========        =======          =========

      201,381           207,462           634,390          127,593         59,988        665,972             38,978
        4,841             1,630            21,081            1,425            333           --                   19
      (60,244)          (11,995)         (196,447)         (52,811)       (13,539)       (22,987)              (400)
    ---------        ----------       -----------      -----------      ---------        -------          ---------
      145,978           197,097           459,024           76,207         46,782        642,985             38,597
    =========        ==========       ===========      ===========      =========        =======          =========

       71,494           170,434           864,580          189,854         32,857        289,644            309,736
          875             1,284            11,715            1,232             47           --                    2
       (8,477)          (51,868)         (658,060)        (155,615)       (20,000)       (15,939)          (298,660)
    ---------        ----------       -----------      -----------      ---------        -------          ---------
       63,892           119,850           218,235           35,471         12,904        273,705             11,078
    =========        ==========       ===========      ===========      =========        =======          =========

       45,991         2,985,358        11,225,265          484,866      3,932,077          2,916            230,623
        --                   47            20,358               25              1           --                --
       (5,293)       (1,258,817)      (10,302,528)        (142,618)      (737,301)          --             (136,071)
    ---------        ----------       -----------      -----------      ---------        -------          ---------
       40,698         1,726,588           943,095          342,273      3,194,777          2,916             94,552
    =========        ==========       ===========      ===========      =========        =======          =========

    2,604,804         6,789,601         8,089,789        6,579,214      1,600,701        300,623          3,728,279
       35,106            68,847           264,990           99,537         11,233           --                9,641
     (461,761)       (3,377,343)       (5,027,722)      (2,215,981)      (392,540)       (31,075)          (425,626)
    ---------        ----------       -----------      -----------      ---------        -------          ---------
    2,178,149         3,481,105         3,327,057        4,462,770      1,219,394        269,548          3,312,294
    =========        ==========       ===========      ===========      =========        =======          =========

Munder Balanced Fund(a)
For a Share Outstanding Throughout Each Period

                                        A Shares
                                        -------------------------------------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Year           Period         Year
                                        12/31/98(f)    Ended          Ended          Ended          Ended          Ended
                                        (Unaudited)    6/30/98        6/30/97(f)     6/30/96(f)     6/30/95(d)     2/28/95(e)
                                        -----------    -------        ----------     ---------      ----------     ----------
Net asset value, beginning of period    $13.48         $13.01         $12.35         $10.77         $ 9.95         $10.35
                                        ------         ------         ------         ------         ------         ------
Income from investment operations:
Net investment income  ..............     0.13           0.30           0.29           0.27           0.09           0.19
Net realized and unrealized
  gain/(loss) on investments  .......     0.25           1.66           1.30           1.55           0.85          (0.41)
                                        ------         ------         ------         ------         ------         ------
Total from investment operations  ...     0.38           1.96           1.59           1.82           0.94          (0.22)
                                        ------         ------         ------         ------         ------         ------
Less distributions:
Dividends from net investment income     (0.14)         (0.32)         (0.27)         (0.24)         (0.12)         (0.18)
Distributions from net realized
  gains  ............................    (1.52)         (1.17)         (0.66)           --             --             --
                                        ------         ------         ------         ------         ------         ------
Total distributions  ................    (1.66)         (1.49)         (0.93)         (0.24)         (0.12)         (0.18)
                                        ------         ------         ------         ------         ------         ------
Net asset value, end of period  .....   $12.20         $13.48         $13.01         $12.35         $10.77         $ 9.95
                                        ======         ======         ======         ======         ======         ======
Total return (b)  ...................     3.54%         15.93%         13.63%         17.06%          9.44%         (2.07)%
                                        ======         ======         ======         ======         ======         ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $1,006         $  844         $  382         $  375         $  314         $  286
Ratio of operating expenses to
  average net assets  ...............     1.16%(c)       1.17%          1.22%          1.15%          1.16%(c)       1.22%
Ratio of net investment income to
  average net assets  ...............     2.08%(c)       2.41%          2.30%          2.29%          2.51%(c)       1.89%
Portfolio turnover rate  ............       71%            79%           125%           197%            52%           116%
Ratio of operating expenses to
  average net assets without waivers      1.16%(c)       1.17%          1.22%          1.26%          1.51%(c)       1.57%


----------------
(a) The Munder Balanced Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on April 30, 1993, June 21, 1994, January 24, 1996 and April 13, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.


                                        B Shares
    --------------------------------------------------------------------------------
    Period
    Ended         Year          Year          Year          Period        Period
    12/31/98(f)   Ended         Ended         Ended         Ended         Ended
    (Unaudited)   6/30/98       6/30/97(f)    6/30/96(f)    6/30/95(d)    2/28/95(e)
    -----------   -------       ----------    ----------    ----------    ----------
    $13.44        $12.97        $12.33        $10.76        $ 9.93        $ 9.56
    ------        ------        ------        ------        ------        ------

      0.08          0.21          0.19          0.18          0.06          0.07

      0.25          1.64          1.30          1.56          0.84          0.37
    ------        ------        ------        ------        ------        ------
      0.33          1.85          1.49          1.74          0.90          0.44
    ------        ------        ------        ------        ------        ------

     (0.09)        (0.21)        (0.19)        (0.17)        (0.07)        (0.07)
     (1.52)        (1.17)        (0.66)          --            --            --
    ------        ------        ------        ------        ------        ------
     (1.61)        (1.38)        (0.85)        (0.17)        (0.07)        (0.07)
    ------        ------        ------        ------        ------        ------
    $12.16        $13.44        $12.97        $12.33        $10.76        $ 9.93
    ======        ======        ======        ======        ======        ======
      3.18%        15.11%        12.73%        16.24%         9.11%         4.65%
    ======        ======        ======        ======        ======        ======

    $  941        $  647        $  199        $   75        $   15        $   19
      1.91%(c)      1.92%         1.97%         1.90%         1.91% (c)     1.85%(c)
      1.33%(c)      1.66%         1.55%         1.54%         1.76% (c)     1.26%(c)
        71%           79%          125%          197%           52%          116%

      1.91%(c)      1.92%         1.97%         2.01%         2.26% (c)     2.20%(c)

                           C Shares
    ----------------------------------------------------
    Period
    Ended         Year          Year          Period
    12/31/98(f)   Ended         Ended         Ended
    (Unaudited)   6/30/98       6/30/97(f)    6/30/96(f)
    -----------   -------       ----------    ----------
    $13.45        $12.99        $12.35        $11.67
    ------        ------        ------        ------

      0.08          0.22          0.18          0.05

      0.26          1.62          1.32          0.67
    ------        ------        ------        ------
      0.34          1.84          1.50          0.72
    ------        ------        ------        ------

     (0.09)        (0.21)        (0.20)        (0.04)
     (1.52)        (1.17)        (0.66)          --
    ------        ------        ------        ------
     (1.61)        (1.38)        (0.86)        (0.04)
    ------        ------        ------        ------
    $12.18        $13.45        $12.99        $12.35
    ======        ======        ======        ======
      3.25%        15.00%        12.84%         6.20%
    ======        ======        ======        ======

    $  116        $  115        $   73        $    3
      1.91%(c)      1.92%         1.97%         1.90%(c)
      1.33%(c)      1.66%         1.55%         1.54%(c)
        71%           79%          125%          197%

      1.91%(c)      1.92%         1.97%         2.01%(c)

Munder Balanced Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                Y Shares
                                           --------------------------------------------------------------------------------
                                           Period
                                           Ended         Year          Year          Year          Period        Year
                                           12/31/98(f)   Ended         Ended         Ended         Ended         Ended
                                           (Unaudited)   6/30/98       6/30/97(f)    6/30/96(f)    6/30/95(d)    2/28/95(e)
                                           -----------   -------       ----------    ----------    ----------    ----------
Net asset value, beginning of period ...   $ 13.48       $ 13.01       $ 12.35       $ 10.77       $  9.95       $ 10.36
                                           -------       -------       -------       -------       -------       -------
Income from investment operations:
Net investment income  .................      0.15          0.37          0.31          0.30          0.10          0.21
Net realized and unrealized gain/(loss)
  on investments  ......................      0.24          1.62          1.31          1.55          0.85         (0.42)
                                           -------       -------       -------       -------       -------       -------
Total from investment operations  ......      0.39          1.99          1.62          1.85          0.95         (0.21)
                                           -------       -------       -------       -------       -------       -------
Less distributions:
Dividends from net investment income  ..     (0.15)        (0.35)        (0.30)        (0.27)        (0.13)        (0.20)
Distributions from net realized gains ..     (1.52)        (1.17)        (0.66)         --            --            --
                                           -------       -------       -------       -------       -------       -------
Total distributions  ...................     (1.67)        (1.52)        (0.96)        (0.27)        (0.13)        (0.20)
                                           -------       -------       -------       -------       -------       -------
Net asset value, end of period  ........   $ 12.20       $ 13.48       $ 13.01       $ 12.35       $ 10.77       $  9.95
                                           =======       =======       =======       =======       =======       =======
Total return (b)  ......................      3.66%        16.23%        13.91%        17.35%         9.57%        (1.91)%
                                           =======       =======       =======       =======       =======       =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $34,901       $47,215       $70,314       $57,637       $48,844       $45,610
Ratio of operating expenses to average
  net assets  ..........................      0.91%(c)      0.92%         0.97%         0.90%         0.91%(c)      0.97%
Ratio of net investment income to
  average net assets  ..................      2.33%(c)      2.66%         2.55%         2.54%         2.76%(c)      2.14%
Portfolio turnover rate  ...............        71%           79%          125%          197%           52%          116%
Ratio of operating expenses to average
  net assets without waivers  ..........      0.91%(c)      0.92%         0.97%         1.01%         1.26%(c)      1.32%

----------------
(a) The Munder Balanced Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on April 30, 1993, June 21, 1994, January 24, 1996 and April 13, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.


                    [This Page Intentionally Left Blank]

Munder Growth & Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             A Shares
                                           --------------------------------------------------------------------------------
                                           Period
                                           Ended         Year          Year          Year          Period        Period
                                           12/31/98      Ended         Ended         Ended         Ended         Ended
                                           (Unaudited)   6/30/98       6/30/97(g)    6/30/96(g)    6/30/95(d)    2/28/95(g)
                                           -----------   -------       ----------    ----------    ----------    ----------
Net asset value, beginning of period ...   $15.62        $15.21        $13.04        $11.14        $10.42        $10.10
                                           ------        ------        ------        ------        ------        ------
Income from investment operations:
Net investment income  .................     0.11          0.29          0.31          0.32          0.10          0.23
Net realized and unrealized gain on
  investments  .........................     0.16          2.96          3.14          1.98          0.80          0.24
                                           ------        ------        ------        ------        ------        ------
Total from investment operations  ......     0.27          3.25          3.45          2.30          0.90          0.47
                                           ------        ------        ------        ------        ------        ------
Less distributions:
Dividends from net investment income ...    (0.10)        (0.28)        (0.32)        (0.31)        (0.18)        (0.15)
Distributions from net realized gains ..    (1.39)        (2.56)        (0.96)        (0.09)          --          (0.00)(f)
                                           ------        ------        ------        ------        ------        ------
Total distributions  ...................    (1.49)        (2.84)        (1.28)        (0.40)        (0.18)        (0.15)
                                           ------        ------        ------        ------        ------        ------
Net asset value, end of period  ........   $14.40        $15.62        $15.21        $13.04        $11.14        $10.42
                                           ======        ======        ======        ======        ======        ======
Total return (b)  ......................     2.26%        23.03%        28.10%        20.90%         8.69%         4.79%
                                           ======        ======        ======        ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $7,626        $9,545        $3,662        $1,025        $  226        $  128
Ratio of operating expenses to average
  net assets  ..........................     1.21%(c)      1.19%         1.20%         1.21%         1.09%(c)      0.53%(c)
Ratio of net investment income to
  average net assets  ..................     1.53%(c)      1.78%         2.28%         2.56%         3.33%(c)      4.72%(c)
Portfolio turnover rate  ...............       25%           73%           62%           37%           13%           12%
Ratio of operating expenses to average
  net assets without waivers  ..........     1.21%(c)      1.19%         1.20%         1.28%        15.51%(c)      1.53%(c)

----------------
(a) The Munder Growth & Income Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on August 8, 1994, August 9, 1994, December 5, 1995 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Amount represents less than $0.01 per share.

(g) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.


                                        B Shares
    --------------------------------------------------------------------------------
    Period
    Ended         Year          Year          Year          Period        Period
    12/31/98      Ended         Ended         Ended         Ended         Ended
    (Unaudited)   6/30/98       6/30/97(g)    6/30/96(g)    6/30/95(d)    2/28/95(e)
    -----------   -------       ----------    ----------    ----------    ----------

    $15.57        $15.17        $13.02        $11.13        $10.41        $10.10
    ------        ------        ------        ------        ------        ------

      0.06          0.17          0.21          0.23          0.09          0.19
      0.16          2.95          3.13          1.99          0.77          0.25
    ------        ------        ------        ------        ------        ------
      0.22          3.12          3.34          2.22          0.86          0.44
    ------        ------        ------        ------        ------        ------

     (0.05)        (0.16)        (0.23)        (0.24)        (0.14)        (0.13)
     (1.39)        (2.56)        (0.96)        (0.09)          --          (0.00)(f)
    ------        ------        ------        ------        ------        ------
     (1.44)        (2.72)        (1.19)        (0.33)        (0.14)        (0.13)
    ------        ------        ------        ------        ------        ------
    $14.35        $15.57        $15.17        $13.02        $11.13        $10.41
    ======        ======        ======        ======        ======        ======
      1.90%        22.09%        27.16%        20.09%         8.30%         4.47%
    ======        ======        ======        ======        ======        ======

    $2,434        $1,694        $  641        $  228        $   57        $   51
      1.96%(c)      1.94%         1.95%         1.96%         1.84%(c)      1.27%(c)
      0.78%(c)      1.03%         1.53%         1.81%         2.58%(c)      3.96%(c)
        25%           73%           62%           37%           13%           12%

      1.96%(c)      1.94%         1.95%         2.03%         2.26%(c)      2.27%(c)

                           C Shares
    -----------------------------------------------------
    Period
    Ended         Year         Year         Period
    12/31/98      Ended        Ended        Ended
    (Unaudited)   6/30/98      6/30/97(g)   6/30/96(g)
    -----------   -------      ----------   ----------
    $15.55        $15.16        $13.01        $12.60
    ------        ------        ------        ------

      0.05          0.16          0.19          0.14
      0.17          2.95          3.15          0.55
    ------        ------        ------        ------
      0.22          3.11          3.34          0.69
    ------        ------        ------        ------

     (0.05)        (0.16)        (0.23)        (0.19)
     (1.39)        (2.56)        (0.96)        (0.09)
    ------        ------        ------        ------
     (1.44)        (2.72)        (1.19)        (0.28)
    ------        ------        ------        ------
    $14.33        $15.55        $15.16        $13.01
    ======        ======        ======        ======
      1.90%        22.05%        27.17%         5.57%
    ======        ======        ======        ======

    $  786        $1,776        $  766        $   31
      1.96%(c)      1.94%         1.95%         1.96%(c)
      0.78%(c)      1.03%         1.53%         1.81%(c)
        25%           73%           62%           37%

      1.96%(c)      1.94%         1.95%         2.03%(c)

Munder Growth & Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                Y Shares
                                           --------------------------------------------------------------------------------
                                           Period
                                           Ended         Year          Year          Year          Period        Period
                                           12/31/98      Ended         Ended         Ended         Ended         Ended
                                           (Unaudited)   6/30/98       6/30/97(g)    6/30/96(g)    6/30/95(d)    2/28/95(e)
                                           -----------   -------       ----------    ----------    ----------    ----------
Net asset value, beginning of period ...   $ 15.64       $ 15.23       $ 13.05       $ 11.14       $10.43        $10.00
                                           -------       -------       -------       -------       ------        ------
Income from investment operations:
Net investment income  .................      0.13          0.32          0.35          0.35         0.11          0.25
Net realized and unrealized gain on
  investments  .........................      0.16          2.97          3.14          1.98         0.79          0.34
                                           -------       -------       -------       -------       ------        ------
Total from investment operations  ......      0.29          3.29          3.49          2.33         0.90          0.59
                                           -------       -------       -------       -------       ------        ------
Less distributions:
Dividends from net investment income ...     (0.12)        (0.32)        (0.35)        (0.33)       (0.19)        (0.16)
Distributions from net realized gains ..     (1.39)        (2.56)        (0.96)        (0.09)         --           0.00
                                           -------       -------       -------       -------       ------        ------
Total distributions  ...................     (1.51)        (2.88)        (1.31)        (0.42)       (0.19)        (0.16)
                                           -------       -------       -------       -------       ------        ------
Net asset value, end of period  ........   $ 14.42       $ 15.64       $ 15.23       $ 13.05       $11.14        $10.43
                                           =======       =======       =======       =======       ======        ======
Total return (b)  ......................      2.38%        23.32%        28.43%        21.26%        8.69%         6.02%
                                           =======       =======       =======       =======       ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $35,723       $34,840       $29,674       $20,464       $7,860        $4,142
Ratio of operating expenses to average
  net assets  ..........................      0.96%(c)      0.94%         0.95%         0.96%        0.84%(c)      0.28%(c)
Ratio of net investment income to
  average net assets  ..................      1.78%(c)      2.03%         2.53%         2.81%        3.58%(c)      4.97%(c)
Portfolio turnover rate  ...............        25%           73%           62%           37%          13%           12%
Ratio of operating expenses to average
  net assets without waivers  ..........      0.96%(c)      0.94%         0.95%         1.03%        1.26%(c)      1.28%(c)

----------------
(a) The Munder Growth & Income Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on August 8, 1994, August 9, 1994, December 5, 1995 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Amount represents less than $0.01 per share.

(g) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.


                    [This Page Intentionally Left Blank]

Munder International Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             A Shares
                                           ----------------------------------------------------------------------------------
                                           Period
                                           Ended         Year          Year          Year          Period        Year
                                           12/31/98(f)   Ended         Ended         Ended         Ended         Ended
                                           (Unaudited)   6/30/98       6/30/97(f)    6/30/96(f)    6/30/95(d)    2/28/95(e,f)
                                           -----------   -------       ----------    ----------    ----------    ------------
Net asset value, beginning of period ...   $15.03        $15.73        $15.09        $13.42        $12.29        $13.68
                                           ------        ------        ------        ------        ------        ------
Income from investment operations:
Net investment income/(loss)  ..........     0.03          0.15          0.14          0.15          0.12          0.17
Net realized and unrealized gain/(loss)
  on investments  ......................    (0.24)         0.34          2.30          1.64          1.01         (1.48)
                                           ------        ------        ------        ------        ------        ------
Total from investment operations  ......    (0.21)         0.49          2.44          1.79          1.13         (1.31)
                                           ------        ------        ------        ------        ------        ------
Less distributions:
Dividends from net investment income ...    (0.06)        (0.19)        (0.21)        (0.12)          --          (0.02)
Distributions from net realized gains ..    (0.23)        (1.00)        (1.59)          --            --            --
Distributions from capital  ............      --            --            --            --            --          (0.06)
                                           ------        ------        ------        ------        ------        ------
Total distributions  ...................    (0.29)        (1.19)        (1.80)        (0.12)          --          (0.08)
                                           ------        ------        ------        ------        ------        ------
Net asset value, end of period  ........   $14.53        $15.03        $15.73        $15.09        $13.42        $12.29
                                           ======        ======        ======        ======        ======        ======
Total return (b)  ......................    (1.29)%        4.30%        17.98%        13.37%         9.28%        (9.67)%
                                           ======        ======        ======        ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $6,690        $6,264        $6,710        $4,767        $1,400        $1,339
Ratio of operating expenses to average
  net assets  ..........................     1.28%(c)      1.25%         1.26%         1.26%         1.21%(c)      1.18%(c)
Ratio of net investment income/(loss)
  to average net assets  ...............     0.46%(c)      1.03%         0.98%         1.07%         2.57%(c)      1.31%(c)
Portfolio turnover rate  ...............       12%           41%           46%           75%           14%           20%
Ratio of operating expenses to average
  net assets without waivers  ..........     1.28%(c)      1.25%         1.26%         1.33%         1.46%(c)      1.43%(c)

----------------
(a) The Munder International Equity Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 30, 1992, March 9, 1994, September 29, 1995 and December 1, 1991,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.

                     See Notes to Financial Statements.


                                           B Shares
    ---------------------------------------------------------------------------------------
    Period
    Ended          Year           Year           Year           Period         Period
    12/31/98(f)    Ended          Ended          Ended          Ended          Ended
    (Unaudited)    6/30/98        6/30/97(f)     6/30/96(f)     6/30/95(d)     2/28/95(e,f)
    -----------    -------        ----------     ----------     ----------     ------------
    $14.83         $15.57         $14.91         $13.35         $12.26         $ 13.45
    ------         ------         ------         ------         ------         -------

     (0.02)          0.05           0.03           0.05           0.08            0.08

     (0.23)          0.32           2.28           1.62           1.01           (1.21)
    ------         ------         ------         ------         ------         -------
     (0.25)          0.37           2.31           1.67           1.09           (1.13)
    ------         ------         ------         ------         ------         -------

     (0.02)         (0.11)         (0.06)         (0.11)           --           0.00(g)
     (0.23)         (1.00)         (1.59)           --             --             --
       --             --             --             --             --            (0.06)
    ------         ------         ------         ------         ------         -------
     (0.25)         (1.11)         (1.65)         (0.11)           --            (0.06)
    ------         ------         ------         ------         ------         -------
    $14.33         $14.83         $15.57         $14.91         $13.35         $ 12.26
    ======         ======         ======         ======         ======         =======
     (1.72)%         3.54%         17.18%         12.53%          8.89%          (8.38)%
    ======         ======         ======         ======         ======         =======

    $  894         $1,121         $1,151         $  957         $  128         $   118
      2.03% (c)      2.00%          2.01%          2.01%          1.96% (c)       1.88%(c)

     (0.29)%(c)      0.28%          0.23%          0.32%          1.82% (c)       0.61%(c)
        12%            41%            46%            75%            14%             20%

      2.03% (c)      2.00%          2.01%          2.08%          2.21% (c)       2.13%(c)

                             C Shares
    -------------------------------------------------------
    Period
    Ended          Year           Year           Period
    12/31/98(f)    Ended          Ended          Ended
    (Unaudited)    6/30/98        6/30/97(f)     6/30/96(f)
    -----------    -------        ----------     ----------
    $14.95         $15.68         $15.02         $14.13
    ------         ------         ------         ------

     (0.02)          0.04           0.03           0.04

     (0.24)          0.34           2.30           0.95
    ------         ------         ------         ------
     (0.26)          0.38           2.33           0.99
    ------         ------         ------         ------

     (0.02)         (0.11)         (0.08)         (0.10)
     (0.23)         (1.00)         (1.59)            --
       --             --             --              --
    ------         ------         ------         ------
     (0.25)         (1.11)         (1.67)         (0.10)
    ------         ------         ------         ------
    $14.44         $14.95         $15.68         $15.02
    ======         ======         ======         ======
     (1.70)%         3.50%         17.18%          7.06%
    ======         ======         ======         ======

    $1,667         $1,911         $2,259         $1,584
      2.03%(c)       2.00%          2.01%          2.01(c)

     (0.29)%(c)      0.28%          0.23%          0.32(c)
        12%            41%            46%            75%

      2.03%(c)       2.00%          2.01%          2.08%(c)

Munder International Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                Y Shares
                                        ---------------------------------------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Year           Period         Year
                                        12/31/98(f)    Ended          Ended          Ended          Ended          Ended
                                        (Unaudited)    6/30/98        6/30/97(f)     6/30/96(f)     6/30/95(d)     2/28/95(e,f)
                                        -----------    -------        ----------     ----------     ----------     ------------
Net asset value, beginning of period    $ 15.10        $  15.80       $  15.15       $ 13.45        $ 12.30        $ 13.68
                                        -------        --------       --------       -------        -------        -------
Income from investment operations:
Net investment income/(loss)  ........     0.05            0.19           0.18          0.19           0.12           0.20
Net realized and unrealized
  gain/(loss) on investments  ........    (0.24)           0.33           2.32          1.64           1.03          (1.47)
                                        -------        --------       --------       -------        -------        -------
Total from investment operations  ....    (0.19)           0.52           2.50          1.83           1.15          (1.27)
                                        -------        --------       --------       -------        -------        -------
Less distributions:
Dividends from net investment income      (0.08)          (0.22)         (0.26)        (0.13)          --            (0.05)
Distributions from net realized
  gains  .............................    (0.23)          (1.00)         (1.59)         --             --             --
Distributions from capital  ..........     --              --             --            --             --            (0.06)
                                        -------        --------       --------       -------        -------        -------
Total distributions  .................    (0.31)          (1.22)         (1.85)        (0.13)          --            (0.11)
                                        -------        --------       --------       -------        -------        -------
Net asset value, end of period  ......  $ 14.60        $  15.10       $  15.80       $ 15.15        $ 13.45        $ 12.30
                                        =======        ========       ========       =======        =======        =======
Total return (b)  ....................    (1.17)%          4.48%         18.35%        13.63%          9.35%         (9.33)%
                                        =======        ========       ========       =======        =======        =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $97,205        $102,081       $107,831       $89,435        $75,000        $68,263
Ratio of operating expenses to
  average net assets  ................     1.03%(c)        1.00%          1.01%         1.01%          0.96%(c)       0.93%
Ratio of net investment
  income/(loss) to average net
  assets  ............................     0.71%(c)        1.28%          1.23%         1.32%          2.82%(c)       1.56%
Portfolio turnover rate  .............       12%             41%            46%           75%            14%            20%
Ratio of operating expenses to
  average net assets without waivers..     1.03%(c)        1.00%          1.01%         1.08%          1.21%(c)       1.18%

----------------
(a) The Munder International Equity Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 30, 1992, March 9, 1994, September 29, 1995 and December 1, 1991,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.


                    [This Page Intentionally Left Blank]

Munder Micro-Cap Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                        A Shares
                                           -------------------------------------
                                           Period
                                           Ended         Year          Year
                                           12/31/98(d)   Ended         Ended
                                           (Unaudited)   6/30/98(d)    6/30/97(d)
                                           -----------   ----------    ----------
Net asset value, beginning of period ...   $17.00        $ 12.81       $10.00
                                           ------        -------       ------
Income from investment operations:
Net investment loss  ...................    (0.09)         (0.17)       (0.05)
Net realized and unrealized gain/(loss)
  on investments  ......................    (1.23)          5.00         2.86
                                           ------        -------       ------
Total from investment operations  ......    (1.32)          4.83         2.81
                                           ------        -------       ------
Less distributions:
Distributions from net realized gains ..    (0.30)         (0.64)         --
                                           ------        -------       ------
Total distributions  ...................    (0.30)         (0.64)         --
                                           ------        -------       ------
Net asset value, end of period  ........   $15.38        $ 17.00       $12.81
                                           ======        =======       ======
Total return (b)  ......................    (7.60)%        38.01%       28.10%
                                           ======        =======       ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $7,801        $10,821       $  184
Ratio of operating expenses to average
  net assets  ..........................     1.53%(c)       1.53%        1.50%(c)
Ratio of net investment loss to average
  net assets  ..........................    (1.30)%(c)     (0.97)%      (0.88)%(c)
Portfolio turnover rate  ...............       90%           172%          68%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed  ..........................     1.68%(c)       1.78%        7.90%(c)

----------------
(a) The Munder Micro-Cap Equity Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on December 26, 1996, February 24, 1997, March 31, 1997 and December 26, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.


                    B Shares                                     C Shares
    ----------------------------------------     ----------------------------------------
    Period                                       Period
    Ended          Year           Period         Ended          Year           Period
    12/31/98(d)    Ended          Ended          12/31/98(d)    Ended          Ended
    (Unaudited)    6/30/98(d)     6/30/97(d)     (Unaudited)    6/30/98(d)     6/30/97(d)
    -----------    ----------     ----------     -----------    ----------     ----------
    $ 16.83        $ 12.79        $11.00         $16.84         $12.79         $10.13
    -------        -------        ------         ------         ------         ------

      (0.14)         (0.29)        (0.05)         (0.14)         (0.29)         (0.03)
      (1.23)          4.97          1.84          (1.23)          4.98           2.69
    -------        -------        ------         ------         ------         ------
      (1.37)          4.68          1.79          (1.37)          4.69           2.66
    -------        -------        ------         ------         ------         ------

      (0.30)         (0.64)          --           (0.30)         (0.64)           --
    -------        -------        ------         ------         ------         ------
      (0.30)         (0.64)          --           (0.30)         (0.64)           --
    -------        -------        ------         ------         ------         ------
    $ 15.16        $ 16.83        $12.79         $15.17         $16.84         $12.79
    =======        =======        ======         ======         ======         ======
      (7.98)%        36.87%        16.27%         (7.97)%        36.95%         26.26%
    =======        =======        ======         ======         ======         ======

    $13,940        $15,965        $  442         $6,283         $7,441         $  111
       2.28%(c)       2.28%         2.25%(c)       2.28%(c)       2.28%          2.25%(c)
      (2.05)%(c)     (1.72)%       (1.63)%(c)     (2.05)%(c)     (1.72)%        (1.63)%(c)
         90%           172%           68%            90%           172%            68%
       2.43%(c)       2.53%         8.65%(c)       2.43%(c)       2.53%          8.65%(c)

                     Y Shares
    ----------------------------------------
    Period
    Ended          Year           Period
    12/31/98(d)    Ended          Ended
    (Unaudited)    6/30/98(d)     6/30/97(d)
    -----------    ----------     ----------
    $  17.05       $ 12.83        $10.00
    --------       -------        ------

       (0.07)        (0.13)        (0.03)
       (1.24)         4.99          2.86
    --------       -------        ------
       (1.31)         4.86          2.83
    --------       -------        ------

       (0.30)        (0.64)          --
    --------       -------        ------
       (0.30)        (0.64)          --
    --------       -------        ------
    $  15.44       $ 17.05        $12.83
    ========       =======        ======
       (7.52)%       38.19%        28.30%
    ========       =======        ======

    $ 15,635       $15,337        $2,279
        1.28% (c)     1.28%         1.25% (c)
       (1.05)% (c)   (0.72)%       (0.63)%(c)
          90%          172%           68%
        1.43% (c)     1.53%         7.65%(c)

Munder Multi-Season Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             A Shares
                                        -------------------------------------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Year           Period           Year
                                        12/31/98(g)    Ended          Ended          Ended          Ended            Ended
                                        (Unaudited)    6/30/98(g)     6/30/97(g)     6/30/96(g)     6/30/95(d,e,f)   12/31/94
                                        -----------    ----------     ----------     ----------     --------------   --------
Net asset value, beginning of period    $ 21.46        $ 18.02        $ 14.83        $12.02         $10.38           $10.68
                                        -------        -------        -------        ------         ------           ------
Income from investment operations:
Net investment income/(loss)  .......      0.01           0.00(h)        0.04          0.06           0.01             0.01
Net realized and unrealized
  gain/(loss) on investments  .......      0.48           4.37           3.90          3.20           1.63            (0.27)
                                        -------        -------        -------        ------         ------           ------
Total from investment operations  ...      0.49           4.37           3.94          3.26           1.64            (0.26)
                                        -------        -------        -------        ------         ------           ------
Less distributions:
Dividends from net investment income       --            (0.01)          --           (0.05)           --               --
Distributions from net realized
  gains  ............................     (1.58)         (0.92)         (0.75)        (0.40)           --             (0.04)
                                        -------        -------        -------        ------         ------           ------
Total distributions  ................     (1.58)         (0.93)         (0.75)        (0.45)           --             (0.04)
                                        -------        -------        -------        ------         ------           ------
Net asset value, end of period  .....   $ 20.37        $ 21.46        $ 18.02        $14.83         $12.02           $10.38
                                        =======        =======        =======        ======         ======           ======
Total return (b)  ...................      2.86%         25.02%         27.57%        27.56%         15.80%           (2.45)%
                                        =======        =======        =======        ======         ======           ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $65,456        $32,311        $16,693        $9,544         $9,409           $2,829
Ratio of operating expenses to
  average net assets  ...............      1.19%(c)       1.21%          1.25%         1.26%          1.65%(c)         1.75%
Ratio of net investment
  income/(loss) to average net
  assets  ...........................      0.07%(c)       0.00%(h)       0.25%         0.44%          0.28%(c)         0.04%
Portfolio turnover rate  ............        19%            34%            33%           54%            27%              48%
Ratio of operating expenses to
  average net assets without waivers       1.36%(c)       1.39%          1.50%         1.51%          1.97%(c)         3.05%

----------------
(a) The Munder Multi-Season Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on August 4, 1993, April 29, 1993, September 20, 1993 and August 16 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(e) On June 23, 1995 the Munder Multi-Season Growth Fund acquired the assets and certain liabilities of the Ambassador Established Company Growth Fund.

(f) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Per share numbers have been calculated using the average shares method.

(h) Amount represents less than 0.01.

                     See Notes to Financial Statements.


                                               B Shares
    ----------------------------------------------------------------------------------------
    Period
    Ended           Year            Year            Year            Period          Year
    12/31/98(g)     Ended           Ended           Ended           Ended           Ended
    (Unaudited)     6/30/98(g)      6/30/97(g)      6/30/96(g)      6/30/95(d,e,f)  12/31/94
    -----------     ----------      ----------      ----------      --------------  --------
    $ 20.70         $  17.54        $ 14.56         $ 11.85         $ 10.27         $ 10.65
    -------         --------        -------         -------         -------         -------

      (0.07)           (0.14)         (0.08)          (0.04)          (0.03)          (0.07)

       0.47             4.22           3.81            3.15            1.61           (0.27)
    -------         --------        -------         -------         -------         -------
       0.40             4.08           3.73            3.11            1.58           (0.34)
    -------         --------        -------         -------         -------         -------

       --               --             --              --              --              --
      (1.58)           (0.92)         (0.75)          (0.40)           --             (0.04)
    -------         --------        -------         -------         -------         -------
      (1.58)           (0.92)         (0.75)          (0.40)           --             (0.04)
    -------         --------        -------         -------         -------         -------
    $ 19.52         $  20.70        $ 17.54         $ 14.56         $ 11.85         $ 10.27
    =======         ========        =======         =======         =======         =======
       2.42%           24.12%         26.61%          26.66%          15.38%          (3.21)%
    =======         ========        =======         =======         =======         =======

    $99,119         $102,700        $84,865         $66,630         $54,349         $46,549

       1.95%(c)         1.96%          2.00%           2.01%           2.40% (c)       2.50%

      (0.69)%(c)       (0.75)%        (0.50)%         (0.31)%         (0.47)%(c)      (0.71)%
         19%              34%            33%             54%             27%             48%

       2.12%(c)         2.14%          2.25%           2.26%           2.72% (c)       2.89%

Munder Multi-Season Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                C Shares
                                           -------------------------------------------------------------------------------------
                                           Period
                                           Ended          Year           Year           Year           Period           Year
                                           12/31/98(g)    Ended          Ended          Ended          Ended            Ended
                                           (Unaudited)    6/30/98(g)     6/30/97(g)     6/30/96(g)     6/30/95(d,e,f)   12/31/94
                                           -----------    ----------     ----------     ----------     --------------   --------
Net asset value, beginning of period ...   $ 20.73        $ 17.56        $14.57         $11.86         $10.28           $10.66
                                           -------        -------        ------         ------         ------           ------
Income from investment operations:
Net investment income/(loss)  ..........     (0.07)         (0.14)        (0.08)         (0.04)         (0.02)           (0.07)
Net realized and unrealized gain/(loss)
  on investments  ......................      0.47           4.23          3.82           3.15           1.60            (0.27)
                                           -------        -------        ------         ------         ------           ------
Total from investment operations  ......      0.40           4.09          3.74           3.11           1.58            (0.34)
                                           -------        -------        ------         ------         ------           ------
Less distributions:
Dividends from net investment income ...      --             --             --             --             --               --
Distributions from net realized gains ..     (1.58)         (0.92)        (0.75)         (0.40)           --             (0.04)
                                           -------        -------        ------         ------         ------           ------
Total distributions  ...................     (1.58)         (0.92)        (0.75)         (0.40)           --             (0.04)
                                           -------        -------        ------         ------         ------           ------
Net asset value, end of period  ........   $ 19.55        $ 20.73        $17.56         $14.57         $11.86           $10.28
                                           =======        =======        ======         ======         ======           ======
Total return (b)  ......................      2.47%         24.09%        26.66%         26.64%         15.37%           (3.21)%
                                           =======        =======        ======         ======         ======           ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $12,455        $14,411        $9,253         $5,605         $3,207           $2,071
Ratio of operating expenses to average
  net assets  ..........................      1.95%(c)       1.96%         2.00%          2.01%          2.40%(c)         2.50%
Ratio of net investment income/(loss)
  to average net assets  ...............     (0.69)%(c)     (0.75)%       (0.50)%        (0.31)%        (0.47)%(c)       (0.65)%
Portfolio turnover rate  ...............        19%            34%           33%            54%            27%              48%
Ratio of operating expenses to average
  net assets without waivers  ..........      2.12%(c)       2.14%         2.25%          2.26%          2.72%(c)         4.57%

----------------
(a) The Munder Multi-Season Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on August 4, 1993, April 29, 1993, September 20, 1993 and August 16 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(e) On June 23, 1995 the Munder Multi-Season Growth Fund acquired the assets and certain liabilities of the Ambassador Established Company Growth Fund.

(f) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Per share numbers have been calculated using the average shares method.

(h) Amount represents less than $0.01 per share.

                     See Notes to Financial Statements.


                                                    Y Shares
    --------------------------------------------------------------------------------------------------
    Period
    Ended             Year              Year              Year              Period            Year
    12/31/98(g)       Ended             Ended             Ended             Ended             Ended
    (Unaudited)       6/30/98(g)        6/30/97(g)        6/30/96(g)        6/30/95(d,e,f)    12/31/94
    -----------       ----------        ----------        ----------        --------------    --------
    $  21.66          $  18.17          $  14.94          $  12.10          $ 10.43           $10.70
    --------          --------          --------          --------          -------           ------

        0.03              0.05              0.08              0.09             0.00(h)          0.04

        0.50              4.38              3.94              3.22             1.67            (0.27)
    --------          --------          --------          --------          -------           ------
        0.53              4.43              4.02              3.31             1.67            (0.23)
    --------          --------          --------          --------          -------           ------

       (0.03)            (0.02)            (0.04)            (0.07)            --                --
    --------          --------          --------          --------          -------           ------
       (1.58)            (0.92)            (0.75)            (0.40)            --              (0.04)
    --------          --------          --------          --------          -------           ------
       (1.61)            (0.94)            (0.79)            (0.47)            --              (0.04)
    --------          --------          --------          --------          -------           ------
    $  20.58          $  21.66          $  18.17          $  14.94          $ 12.10           $10.43
    ========          ========          ========          ========          =======           ======
        2.90%            25.28%            27.96%            27.85%           16.01%           (2.17)%
    ========          ========          ========          ========          =======           ======

    $322,206          $332,156          $176,027          $130,129          $87,604           $3,244

        0.95%(c)          0.96%             1.00%             1.01%            1.40%(c)         1.50%

        0.31%(c)          0.25%             0.50%             0.69%            0.53%(c)         0.29%
          19%               34%               33%               54%              27%              48%

        1.12%(c)          1.14%             1.25%             1.26%            1.72%(c)         2.53%

Munder Real Estate Equity Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                        A Shares
                                           ----------------------------------------------------------------------
                                           Period
                                           Ended          Year           Year           Year           Period
                                           12/31/98       Ended          Ended          Ended          Ended
                                           (Unaudited)    6/30/98(e)     6/30/97        6/30/96(e)     6/30/95(d)
                                           -----------    ----------     -------        ----------     ----------
Net asset value, beginning of period ...   $ 14.94        $14.40         $11.22         $10.09         $10.00
                                           -------        ------         ------         ------         ------
Income from investment operations:
Net investment income  .................      0.42          0.64           0.44           0.45           0.36
Net realized and unrealized gain/(loss)
  on investments  ......................     (2.22)         0.66           3.26           1.12           0.07
                                           -------        ------         ------         ------         ------
Total from investment operations  ......     (1.80)         1.30           3.70           1.57           0.43
                                           -------        ------         ------         ------         ------
Less distributions:
Dividends from net investment income ...     (0.42)        (0.62)         (0.48)         (0.44)         (0.34)
Distributions in excess of net
  investment income  ...................      --             --           (0.01)           --             --
Distributions from net realized gains ..     (0.39)        (0.14)           --             --             --
Distributions from paid-in capital  ....      --             --           (0.03)           --             --
                                           -------        ------         ------         ------         ------
Total distributions  ...................     (0.81)        (0.76)         (0.52)         (0.44)         (0.34)
                                           -------        ------         ------         ------         ------
Net asset value, end of period  ........   $ 12.33        $14.94         $14.40         $11.22         $10.09
                                           =======        ======         ======         ======         ======
Total return (b)  ......................    (12.00)%        8.93%         33.51%         15.92%          4.45%
                                           =======        ======         ======         ======         ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $ 2,963        $4,099         $1,426         $  267         $  223
Ratio of operating expenses to average
  net assets  ..........................      1.24%(c)      1.28%          1.35%          1.25%          1.50%(c)
Ratio of net investment income to
  average net assets  ..................      6.07%(c)      4.15%          3.80%          4.25%          5.03%(c)
Portfolio turnover rate  ...............         5%           15%            15%            17%             3%
Ratio of operating expenses to average
  net assets without waivers  ..........      1.24%(c)      1.28%          1.38%          1.52%          7.23%(c)

----------------
(a) The Munder Real Estate Equity Investment Fund Class A Shares, Class B Shares, Class C and Class Y Shares commenced operations on September 30, 1994, October 3, 1994, January 5, 1996 and October 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Munder
    Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.


                                   B Shares
    ----------------------------------------------------------------------
    Period
    Ended          Year           Year           Year           Period
    12/31/98       Ended          Ended          Ended          Ended
    (Unaudited)    6/30/98(e)     6/30/97        6/30/96(e)     6/30/95(d)
    -----------    ----------     -------        ----------     ----------
    $ 14.93        $14.40         $11.22         $10.09         $10.00
    -------        ------         ------         ------         ------

       0.36          0.53           0.36           0.38           0.30
      (2.20)         0.65           3.24           1.11           0.07
    -------        ------         ------         ------         ------
      (1.84)         1.18           3.60           1.49           0.37
    -------        ------         ------         ------         ------

      (0.37)        (0.51)         (0.38)         (0.36)         (0.28)
       --             --           (0.01)           --             --
      (0.39)        (0.14)           --             --             --
       --             --           (0.03)           --             --
    -------        ------         ------         ------         ------
      (0.76)        (0.65)         (0.42)         (0.36)         (0.28)
    -------        ------         ------         ------         ------
    $ 12.33        $14.93         $14.40         $11.22         $10.09
    =======        ======         ======         ======         ======
     (12.27)%        8.12%         32.52%         15.05%          3.87%
    =======        ======         ======         ======         ======

    $ 5,533        $6,956         $4,606         $1,707         $1,496
       1.99%(c)      2.03%          2.10%          2.00%          2.25%(c)
       5.32%(c)      3.40%          3.05%          3.50%          4.28%(c)
          5%           15%            15%            17%             3%

       1.99%(c)      2.03%          2.13%          2.27%          7.98%(c)

                             C Shares
    -------------------------------------------------------
    Period
    Ended          Year           Year           Period
    12/31/98       Ended          Ended          Ended
    (Unaudited)    6/30/98(e)     6/30/97        6/30/96(e)
    -----------    ----------     -------        ----------
    $ 14.98        $14.44         $11.25         $10.76
    -------        ------         ------         ------

       0.35          0.53           0.36           0.18
      (2.20)         0.66           3.26           0.47
    -------        ------         ------         ------
      (1.85)         1.19           3.62           0.65
    -------        ------         ------         ------

      (0.37)        (0.51)         (0.39)         (0.16)
       --             --           (0.01)           --
      (0.39)        (0.14)           --             --
       --             --           (0.03)           --
    -------        ------         ------         ------
      (0.76)        (0.65)         (0.43)         (0.16)
    -------        ------         ------         ------
    $ 12.37        $14.98         $14.44         $11.25
    =======        ======         ======         ======
     (12.37)%        8.17%         32.57%          6.08%
    =======        ======         ======         ======

    $ 1,275        $1,513         $  537         $    4
       1.99% (c)     2.03%          2.10%          2.00%(c)
       5.32% (c)     3.40%          3.05%          3.50%(c)
          5%           15%            15%            17%

       1.99% (c)     2.03%          2.13%          2.27%(c)

Munder Real Estate Equity Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                           Y Shares
                                           ----------------------------- -------------- -------------------------
                                           Period
                                           Ended          Year           Year           Year           Period
                                           12/31/98       Ended          Ended          Ended          Ended
                                           (Unaudited)    6/30/98(e)     6/30/97        6/30/96(e)     6/30/95(d)
                                           -----------    ----------     -------        ----------     ----------
Net asset value, beginning of period ...   $ 14.95        $ 14.40        $ 11.22        $ 10.09        $10.00
                                           -------        -------        -------        -------        ------
Income from investment operations:
Net investment income  .................      0.42           0.68           0.51           0.47          0.37
Net realized and unrealized gain/(loss)
  on investments  ......................     (2.19)          0.66           3.22           1.13          0.08
                                           -------        -------        -------        -------        ------
Total from investment operations .......     (1.77)          1.34           3.73           1.60          0.45
                                           -------        -------        -------        -------        ------
Less distributions:
Dividends from net investment income ...     (0.44)         (0.65)         (0.51)         (0.47)        (0.36)
Distributions in excess of net
  investment income  ...................      --             --            (0.01)          --             --
Distributions from net realized gains ..     (0.39)         (0.14)          --             --             --
Distributions from paid-in capital  ....      --             --            (0.03)          --             --
                                           -------        -------        -------        -------        ------
Total distributions  ...................     (0.83)         (0.79)         (0.55)         (0.47)        (0.36)
                                           -------        -------        -------        -------        ------
Net asset value, end of period  ........   $ 12.35        $ 14.95        $ 14.40        $ 11.22        $10.09
                                           =======        =======        =======        =======        ======
Total return (b)  ......................    (11.82)%         9.24%         33.79%         16.20%         4.64%
                                           =======        =======        =======        =======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $78,666        $82,611        $48,206        $19,125        $4,989
Ratio of operating expenses to average
  net assets  ..........................      0.99%(c)       1.03%          1.10%          1.00%         1.25%(c)
Ratio of net investment income to
  average net assets  ..................      6.32%(c)       4.40%          4.05%          4.50%         5.28%(c)
Portfolio turnover rate  ...............         5%            15%            15%            17%            3%
Ratio of operating expenses to average
  net assets without waivers  ..........      0.99%(c)       1.03%          1.13%          1.27%         6.98%(c)

----------------
(a) The Munder Real Estate Equity Investment Fund Class A Shares, Class B Shares, Class C and Class Y Shares commenced operations on September 30, 1994, October 3, 1994, January 5, 1996 and October 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Munder
    Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.


                    [This Page Intentionally Left Blank]

Munder Small-Cap Value Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                         A Shares
                                           ----------------------------------------
                                           Period
                                           Ended          Year           Period
                                           12/31/98(d)    Ended          Ended
                                           (Unaudited)    6/30/98(d)     6/30/97(d)
                                           -----------    ----------     ----------
Net asset value, beginning of period ...   $14.24         $12.04         $10.22
                                           ------         ------         ------
Income from investment operations:
Net investment income/(loss)  ..........     0.04           0.08           0.09
Net realized and unrealized gain/(loss)
  on investments  ......................    (1.47)          2.82           1.77
                                           ------         ------         ------
Total from investment operations  ......    (1.43)          2.90           1.86
                                           ------         ------         ------
Less distributions:
Dividends from net investment income ...    (0.05)         (0.06)         (0.04)
Distribution from net realized capital
  gains  ...............................    (0.27)         (0.64)           --
                                           ------         ------         ------
Total distributions  ...................    (0.32)         (0.70)         (0.04)
                                           ------         ------         ------
Net asset value, end of period  ........   $12.49         $14.24         $12.04
                                           ======         ======         ======
Total return (b)  ......................    (9.75)%        24.36%         18.20%
                                           ======         ======         ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $4,143         $6,474         $1,164
Ratio of operating expenses to average
  net assets  ..........................     1.22%(c)       1.27%          1.38%(c)
Ratio of net investment income/(loss)
  to average net assets  ...............     0.68%(c)       0.56%          1.93%(c)
Portfolio turnover rate  ...............       32%            53%            73%
Ratio of operating expenses to average
  net assets without waivers  ..........     1.22%(c)       1.27%          1.51%(c)

----------------
(a) The Munder Small-Cap Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on January 10, 1997, February 11, 1997, January 13, 1997, and December 26, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                     See Notes to Financial Statements.



                    B Shares                                     C Shares
    ----------------------------------------     ----------------------------------------
    Period                                       Period
    Ended          Year           Period         Ended          Year           Period
    12/31/98(d)    Ended          Ended          12/31/98(d)    Ended          Ended
    (Unaudited)    6/30/98(d)     6/30/97(d)     (Unaudited)    6/30/98(d)     6/30/97(d)
    -----------    ----------     ----------     -----------    ----------     ----------
    $ 14.19        $12.03         $10.76         $ 14.18        $12.02         $10.22
    -------        ------         ------         -------        ------         ------

       0.00 (e)     (0.03)          0.05            0.00(e)      (0.03)          0.05
      (1.45)         2.83           1.24           (1.47)         2.83           1.78
    -------        ------         ------         -------        ------         ------
      (1.45)         2.80           1.29           (1.47)         2.80           1.83
    -------        ------         ------         -------        ------         ------

      (0.02)          --           (0.02)          (0.02)          --           (0.03)
      (0.27)        (0.64)           --            (0.27)        (0.64)           --
    -------        ------         ------         -------        ------         ------
      (0.29)        (0.64)         (0.02)          (0.29)        (0.64)         (0.03)
    -------        ------         ------         -------        ------         ------
    $ 12.45        $14.19         $12.03         $ 12.42        $14.18         $12.02
    =======        ======         ======         =======        ======         ======
     (10.04)%       23.58%         12.03%         (10.19)%       23.60%         17.92%
    =======        ======         ======         =======        ======         ======

    $ 3,207        $3,237         $  373         $ 1,968        $1,932         $  197
       1.97%(c)      2.02%          2.13%(c)        1.97%(c)      2.02%          2.13%(c)
      (0.07)%(c)    (0.19)%         1.18%(c)       (0.07)%(c)    (0.19)%         1.18%(c)
         32%           53%            73%             32%           53%            73%
       1.97%(c)      2.02%          2.26%(c)        1.97%(c)      2.02%          2.26%(c)

                     Y Shares
    ----------------------------------------
    Period
    Ended          Year           Period
    12/31/98(d)    Ended          Ended
    (Unaudited)    6/30/98(d)     6/30/97(d)
    -----------    ----------     ----------
    $ 14.25        $ 12.04        $ 10.00
    -------        -------        -------

       0.06           0.11           0.12
      (1.47)          2.84           1.96
    -------        -------        -------
     (1.41)          2.95           2.08
    -------        -------        -------

      (0.07)         (0.10)         (0.04)
      (0.27)         (0.64)          --
    -------        -------        -------
      (0.34)         (0.74)         (0.04)
    -------        -------        -------
    $ 12.50        $ 14.25        $ 12.04
    =======        =======        =======
      (9.70)%        24.84%         20.86%
    =======        =======        =======

    $64,189        $71,251        $18,271
       0.97%(c)       1.02%          1.13%
       0.93%(c)       0.81%          2.18%
         32%            53%            73%
       0.97%(c)       1.02%          1.26%

Munder Small Company Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                A Shares
                                           -------------------------------------------------------------------------------------
                                           Period
                                           Ended          Year           Year           Year           Period         Year
                                           12/31/98(f)    Ended          Ended          Ended          Ended          Ended
                                           (Unaudited)    6/30/98(f)     6/30/97(f)     6/30/96(f)     6/30/95(e)     2/28/95(d)
                                           -----------    ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period ...   $ 19.96        $ 21.61        $ 21.08        $15.28         $13.89         $14.37
                                           -----------    ----------     ----------     ----------     ----------     ----------
Income from investment operations:
Net investment loss  ...................     (0.02)         (0.13)         (0.12)        (0.12)         (0.02)         (0.07)
Net realized and unrealized gain/(loss)
  on investments  ......................     (1.26)          2.59           3.64          7.16           1.41          (0.39)
                                           -----------    ----------     ----------     ----------     ----------     ----------
Total from investment operations  ......     (1.28)          2.46           3.52          7.04           1.39          (0.46)
                                           -----------    ----------     ----------     ----------     ----------     ----------
Less distributions:
Distributions from net realized capital
  gains  ...............................     (1.21)         (4.11)         (2.99)        (1.24)           --           (0.02)
                                           -----------    ----------     ----------     ----------     ----------     ----------
Total distributions  ...................     (1.21)         (4.11)         (2.99)        (1.24)           --           (0.02)
                                           -----------    ----------     ----------     ----------     ----------     ----------
Net asset value, end of period  ........   $ 17.47        $ 19.96        $ 21.61        $21.08         $15.28         $13.89
                                           =======        =======        =======        ======         ======         ======
Total return (b)  ......................     (5.75)%        12.41%         18.88%        48.28%         10.01%         (3.21)%
                                           =======        =======        =======        ======         ======         ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $21,023        $20,909        $11,646        $4,832         $2,871         $2,697
Ratio of operating expenses to average
  net assets  ..........................      1.21%(c)       1.20%          1.22%         1.21%          1.21%(c)       1.23%
Ratio of net investment loss to average
  net assets  ..........................     (0.20)%(c)     (0.57)%        (0.62)%       (0.66)%        (0.41)%(c)     (0.40)%
Portfolio turnover rate  ...............        58%           123%            98%           98%            39%            45%
Ratio of operating expenses to average
  net assets without waivers  ..........      1.21%(c)       1.20%          1.22%         1.28%          1.46%(c)       1.48%

----------------
(a) The Munder Small Company Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 23, 1992, April 28, 1994, September 26, 1995 and December 1, 1991,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.


                                           B Shares
    -------------------------------------------------------------------------------------
    Period
    Ended          Year           Year           Year           Period         Period
    12/31/98(f)    Ended          Ended          Ended          Ended          Ended
    (Unaudited)    6/30/98(f)     6/30/97(f)     6/30/96(f)     6/30/95(e)     2/28/95(d)
    -----------    ----------     ----------     ----------     -------------------------
    $ 19.16        $ 21.05        $20.74         $15.15         $13.81         $13.54
    -------        -------        ------         ------         ------         ------

      (0.08)         (0.28)        (0.25)         (0.26)         (0.05)         (0.05)

      (1.23)          2.50          3.55           7.09           1.39           0.34
    -------        -------        ------         ------         ------         ------
      (1.31)          2.22          3.30           6.83           1.34           0.29
    -------        -------        ------         ------         ------         ------

      (1.21)         (4.11)        (2.99)         (1.24)           --           (0.02)
    -------        -------        ------         ------         ------         ------
      (1.21)         (4.11)        (2.99)         (1.24)           --           (0.02)
    -------        -------        ------         ------         ------         ------
    $ 16.64        $ 19.16        $21.05         $20.74         $15.15         $13.81
    =======        =======        ======         ======         ======         ======
      (6.20)%        11.51%        18.06%         47.26%          9.70%          2.13%
    =======        =======        ======         ======         ======         ======

    $13,572        $14,013        $5,735         $  990         $   46         $   39
       1.96%(c)       1.95%         1.97%          1.96%          1.96% (c)      1.85%(c)
      (0.95)%(c)     (1.32)%       (1.37)%        (1.41)%        (1.16)%(c)     (1.02)%(c)
         58%           123%           98%            98%            39%            45%

       1.96%(c)       1.95%         1.97%          2.03%          2.21% (c)      2.10%(c)

                             C Shares
    -------------------------------------------------------
    Period
    Ended          Year           Year           Period
    12/31/98(f)    Ended          Ended          Ended
    (Unaudited)    6/30/98(f)     6/30/97(f)     6/30/96(f)
    -----------    ----------     ----------     ----------
    $19.46         $21.32         $20.93         $17.05
    ------         ------         ------         ------

     (0.08)         (0.28)         (0.25)         (0.21)

     (1.24)          2.53           3.63           5.33
    ------         ------         ------         ------
     (1.32)          2.25           3.38           5.12
    ------         ------         ------         ------

     (1.21)         (4.11)         (2.99)         (1.24)
    ------         ------         ------         ------
     (1.21)         (4.11)         (2.99)         (1.24)
    ------         ------         ------         ------
    $16.93         $19.46         $21.32         $20.93
    ======         ======         ======         ======
     (6.15)%        11.50%         18.26%         31.97%
    ======         ======         ======         ======

    $5,380         $6,319         $2,271         $   76
      1.96%(c)       1.95%          1.97%          1.96%(c)
     (0.95)%(c)     (1.32)%        (1.37)%        (1.41)%(c)
        58%           123%            98%            98%

      1.96%(c)       1.95%          1.97%          2.03%(c)

Munder Small Company Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                Y Shares
                                        -------------------------------------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Year           Period         Year
                                        12/31/98(f)    Ended          Ended          Ended          Ended          Ended
                                        (Unaudited)    6/30/98(f)     6/30/97(f)     6/30/96(f)     6/30/95(e)     2/28/95(d)
                                        -----------    ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period    $  20.26       $  21.84       $  21.21       $  15.33       $ 13.93        $ 14.38
                                        --------       --------       --------       --------       -------        -------
Income from investment operations:
Net investment loss  ................       0.00(g)       (0.07)         (0.07)         (0.07)        (0.01)         (0.02)
Net realized and unrealized
  gain/(loss) on investments  .......      (1.29)          2.60           3.69           7.19          1.41          (0.41)
                                        --------       --------       --------       --------       -------        -------
Total from investment operations  ...      (1.29)          2.53           3.62           7.12          1.40          (0.43)
                                        --------       --------       --------       --------       -------        -------
Less distributions:
Dividends from net investment income       (0.02)          --             --             --            --             --
Distributions from net realized
  capital gains  ....................      (1.21)         (4.11)         (2.99)         (1.24)         --            (0.02)
                                        --------       --------       --------       --------       -------        -------
Total distributions  ................      (1.23)         (4.11)         (2.99)         (1.24)         --            (0.02)
                                        --------       --------       --------       --------       -------        -------
Net asset value, end of period  .....   $  17.74       $  20.26       $  21.84       $  21.21       $ 15.33        $ 13.93
                                        ========       ========       ========       ========       =======        =======
Total return (b)  ...................      (5.63)%        12.57%         19.26%         48.65%        10.05%         (3.00)%
                                        ========       ========       ========       ========       =======        =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $192,103       $209,081       $152,772       $107,492       $79,968        $72,207
Ratio of operating expenses to
  average net assets  ...............       0.96%(c)       0.95%          0.97%          0.96%         0.96%(c)       0.98%
Ratio of net investment loss to
  average net assets  ...............       0.05%(c)      (0.32)%        (0.37)%        (0.41)%       (0.16)%(c)     (0.15)%
Portfolio turnover rate  ............         58%           123%            98%            98%           39%            45%
Ratio of operating expenses to
  average net assets without waivers        0.96%(c)       0.95%          0.97%          1.03%         1.21%(c)       1.23%

----------------
(a) The Munder Small Company Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 23, 1992, April 28, 1994, September 26, 1995 and December 1, 1991,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.

                     See Notes to Financial Statements.


                    [This Page Intentionally Left Blank]

Munder Value Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                 A Shares
                                           -------------------------------------------------------
                                           Period
                                           Ended          Year           Year           Period
                                           12/31/98(d)    Ended          Ended          Ended
                                           (Unaudited)    6/30/98(d)     6/30/97(d)     6/30/96(d)
                                           -----------    ----------     ----------     ----------
Net asset value, beginning of period ...   $16.19         $13.98         $11.57         $10.38
                                           ------         ------         ------         ------
Income from investment operations:
Net investment income/(loss)  ..........     0.04           0.10           0.08           0.05
Net realized and unrealized gain/(loss)
  on investments  ......................    (1.23)          3.35           3.64           1.19
                                           ------         ------         ------         ------
Total from investment operations  ......    (1.19)          3.45           3.72           1.24
                                           ------         ------         ------         ------
Less distributions:
Dividends from net investment income ...    (0.02)         (0.09)         (0.09)         (0.05)
Distributions from net realized gains ..    (0.55)         (1.15)         (1.22)           --
                                           ------         ------         ------         ------
Total distributions  ...................    (0.57)         (1.24)         (1.31)         (0.05)
                                           ------         ------         ------         ------
Net asset value, end of period  ........   $14.43         $16.19         $13.98         $11.57
                                           ======         ======         ======         ======
Total return (b)  ......................    (7.01)%        25.53%         34.38%         11.95%
                                           ======         ======         ======         ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $5,604         $5,763         $1,587         $  424
Ratio of operating expenses to average
  net assets  ..........................     1.21%(c)       1.24%          1.27%          1.20%(c)
Ratio of net investment income/(loss)
  to average net assets  ...............     0.56%(c)       0.61%          0.70%          0.64%(c)
Portfolio turnover rate  ...............       75%            92%           139%           223%
Ratio of operating expenses to average
  net assets without waivers  ..........     1.21%(c)       1.24%          1.31%          1.30%(c)

----------------
(a) The Munder Value Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on September 14, 1995, September 19, 1995, February 9, 1996 and August 18, 1995, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.


                            B Shares                                                     C Shares
    -------------------------------------------------------     -------------------------------------------------------
    Period                                                      Period
    Ended          Year           Year           Period         Ended          Year           Year           Period
    12/31/98(d)    Ended          Ended          Ended          12/31/98(d)    Ended          Ended          Ended
    (Unaudited)    6/30/98(d)     6/30/97(d)     6/30/96(d)     (Unaudited)    6/30/98(d)     6/30/97(d)     6/30/96(d)
    -----------    ----------     ----------     ----------     -----------    ----------     ----------     ----------
    $16.11         $13.93         $11.55         $10.41         $16.09         $13.93         $11.54         $11.35
    ------         ------         ------         ------         ------         ------         ------         ------

     (0.01)         (0.02)         (0.01)         (0.01)         (0.01)         (0.02)         (0.01)         (0.01)
     (1.24)          3.36           3.61           1.16          (1.24)          3.34           3.62           0.23
    ------         ------         ------         ------         ------         ------         ------         ------
     (1.25)          3.34           3.60           1.15          (1.25)          3.32           3.61           0.22
    ------         ------         ------         ------         ------         ------         ------         ------

       --           (0.01)           --           (0.01)           --           (0.01)           --           (0.03)
     (0.55)         (1.15)         (1.22)           --           (0.55)         (1.15)         (1.22)           --
    ------         ------         ------         ------         ------         ------         ------         ------
     (0.55)         (1.16)         (1.22)         (0.01)         (0.55)         (1.16)         (1.22)         (0.03)
    ------         ------         ------         ------         ------         ------         ------         ------
    $14.31         $16.11         $13.93         $11.55         $14.29         $16.09         $13.93         $11.54
    ======         ======         ======         ======         ======         ======         ======         ======
     (7.56)%        24.93%         33.24%         11.09%         (7.57)%        24.78%         33.36%          1.90%
    ======         ======         ======         ======         ======         ======         ======         ======

    $1,815         $2,309         $  935         $  103         $1,110         $1,179         $  527         $  348
      1.96%(c)       1.99%          2.02%          1.95%(c)       1.96%(c)       1.99%          2.02%          1.95%(c)
     (0.19)%(c)     (0.14)%        (0.05)%        (0.11)%(c)     (0.19)%(c)     (0.14)%        (0.05)%        (0.11)%(c)
        75%            92%           139%           223%            75%            92%           139%           223%
      1.96%(c)       1.99%          2.06%          2.05%(c)       1.96%(c)       1.99%          2.06%          2.05%(c)

Munder Value Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                    Y Shares
                                           -------------------------------------------------------
                                           Period
                                           Ended          Year           Year           Period
                                           12/31/98(d)    Ended          Ended          Ended
                                           (Unaudited)    6/30/98(d)     6/30/97(d)     6/30/96(d)
                                           -----------    ----------     ----------     ----------
Net asset value, beginning of period ...   $  16.23       $  14.00       $ 11.59        $ 10.00
                                           --------       --------       -------        -------
Income from investment operations:
Net investment income  .................       0.06           0.13          0.12           0.09
Net realized and unrealized gain/(loss)
  on investments  ......................      (1.25)          3.38          3.63           1.56
                                           --------       --------       -------        -------
Total from investment operations  ......      (1.19)          3.51          3.75           1.65
                                           --------       --------       -------        -------
Less distributions:
Dividends from net investment income ...      (0.04)         (0.13)        (0.12)         (0.06)
Distributions from net realized gains ..      (0.55)         (1.15)        (1.22)          --
                                           --------       --------       -------        -------
Total distributions  ...................      (0.59)         (1.28)        (1.34)         (0.06)
                                           --------       --------       -------        -------
Net asset value, end of period  ........   $  14.45       $  16.23       $ 14.00        $ 11.59
                                           ========       ========       =======        =======
Total return (b)  ......................      (7.11)%        26.12%        34.66%         16.52%
                                           ========       ========       =======        =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $146,031       $165,235       $80,004        $35,432
Ratio of operating expenses to average
  net assets  ..........................       0.96%(c)       0.99%         1.02%          0.95%(c)
Ratio of net investment income to
  average net assets  ..................       0.81%(c)       0.86%         0.95%          0.89%(c)
Portfolio turnover rate  ...............         75%            92%          139%           223%
Ratio of operating expenses to average
  net assets without waivers  ..........       0.96%(c)       0.99%         1.06%          1.05%(c)

----------------
(a) The Munder Value Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on September 14, 1995, September 19, 1995, February 9, 1996 and August 18, 1995, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.


                    [This Page Intentionally Left Blank]

Munder Framlington Emerging Markets Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                              A Shares
                                           -----------------------------------------------
                                           Period
                                           Ended             Year              Period
                                           12/31/98(d)       Ended             Ended
                                           (Unaudited)       6/30/98(d)        6/30/97(d)
                                           -----------       ----------        ----------

Net asset value, beginning of period  ..   $  8.99           $ 12.92           $10.18
                                            ------            ------            -----
Income from investment operations:
Net investment income  .................      0.01              0.11             0.05
Net realized and unrealized gain/(loss)
  on investments  ......................     (1.09)            (3.73)            2.71
                                            ------            ------            -----
Total from investment operations  ......     (1.08)            (3.62)            2.76
                                            ------            ------            -----
Less distributions:
Dividends from net investment income  ..      --               (0.04)           (0.02)
Distributions from net realized gains  .      --               (0.05)             --
Distributions in excess of net realized
  gains  ...............................      --               (0.22)             --
                                            ------            ------            -----
Total distributions  ...................      --               (0.31)           (0.02)
                                            ------            ------            -----
Net asset value, end of period  ........   $  7.91           $  8.99           $12.92
                                            ======            ======            =====
Total return (b)  ......................    (11.79)%          (28.34)%          27.16%
                                            ======            ======            =====
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)  ..   $   303           $   632           $  532
Ratio of operating expenses to average
  net assets  ..........................      1.82% (c)         1.89%            1.79%(c)
Ratio of net investment income to
  average net assets  ..................      0.36% (c)         0.93%            1.14%(c)
Portfolio turnover rate  ...............        81%               94%              46%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed  ..........................      2.08% (c)         2.14%            5.43%(c)

----------------
(a) The Munder Framlington Emerging Markets Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on January 14, 1997, February 25, 1997, March 3, 1997 and December 31, 1996,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share

                     See Notes to Financial Statements.


                      B Shares                                        C Shares
    -----------------------------------------       ------------------------------------------
    Period                                          Period
    Ended           Year            Period          Ended           Year            Period
    12/31/98(d)     Ended           Ended           12/31/98(d)     Ended           Ended
    (Unaudited)     6/30/98(d)      6/30/97(d)      (Unaudited)     6/30/98(d)      6/30/97(d)
    -----------     ----------      ----------      -----------     ----------      ----------
    $  8.95         $ 12.91         $11.13          $  8.96         $ 12.92         $10.95
     ------          ------          -----           ------          ------          -----

      (0.02)           0.02           0.01            (0.01)           0.02           0.01
      (1.09)          (3.71)          1.79            (1.10)          (3.71)          1.96
     ------          ------          -----           ------          ------          -----
      (1.11)          (3.69)          1.80            (1.11)          (3.69)          1.97
     ------          ------          -----           ------          ------          -----

       --             (0.00)(e)      (0.02)            --             (0.00)(e)       0.00(e)
       --             (0.05)           --              --             (0.05)           --
       --             (0.22)           --              --             (0.22)           --
     ------          ------          -----           ------          ------          -----
       --             (0.27)         (0.02)            --             (0.27)          0.00(e)
     ------          ------          -----           ------          ------          -----
    $  7.84         $  8.95         $12.91          $  7.85         $  8.96         $12.92
     ======          ======          =====           ======          ======          =====
     (12.18)%        (28.90)%        16.21%          (12.17)%        (28.88)%        18.03%
     ======          ======          =====           ======          ======          =====

    $   299         $   511         $  134          $   269         $   132         $   24
       2.57%(c)        2.64%          2.54%(c)         2.57%(c)        2.64%          2.54%(c)
      (0.39)%(c)       0.18%          0.39%(c)        (0.39)%(c)       0.18%          0.39%(c)
         81%             94%            46%              81%             94%            46%
       2.83%(c)        2.89%          6.18%(c)         2.83%(c)        2.89%          6.18%(c)


                       Y Shares
-------------------------------------------------
    Period
    Ended           Year            Period
    12/31/98(d)     Ended           Ended
    (Unaudited)     6/30/98(d)      6/30/97(d)
    -----------     ----------      ----------
    $  9.00         $ 12.92         $10.00
     ------          ------          -----

       0.02            0.13           0.07
      (1.10)          (3.72)          2.88
     ------          ------          -----
      (1.08)          (3.59)          2.95
     ------          ------          -----

       --             (0.06)         (0.03)
       --             (0.05)           --
       --             (0.22)           --
     ------          ------          -----
       --             (0.33)         (0.03)
     ------          ------          -----
    $  7.92         $  9.00         $12.92
     ======          ======          =====
     (11.67)%        (28.12)%        29.51%
     ======          ======          =====

    $ 9,655         $14,332         $4,826
       1.57% (c)       1.64%          1.54%(c)
       0.61% (c)       1.18%          1.39%(c)
         81%             94%            46%
       1.83% (c)       1.89%          5.18%(c)

Munder Framlington Healthcare Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                              A Shares
                                           ---------------------------------------------
                                           Period
                                           Ended             Year              Period
                                           12/31/98(d)       Ended             Ended
                                           (Unaudited)       6/30/98(d)        6/30/97
                                           -----------       ----------        -------

Net asset value, beginning of period  ..   $11.82            $10.89            $11.30
                                           ------            ------            ------
Income from investment operations:
Net investment loss  ...................    (0.06)            (0.15)            (0.01)
Net realized and unrealized gain/(loss)
  on investments  ......................    (0.01)             1.08             (0.40)
                                           ------            ------            ------
Total from investment operations  ......    (0.07)             0.93             (0.41)
                                           ------            ------            ------
Less distributions:
Distributions from net realized gains  .    (0.10)              --                --
                                           ------            ------            ------
Total distributions  ...................    (0.10)              --                --
                                           ------            ------            ------
Net asset value, end of period  ........   $11.65            $11.82            $10.89
                                           ======            ======            ======
Total return (b)  ......................    (0.53)%            8.54%            (3.63)%
                                           ======            ======            ======
Ratios to average net assets/
supplemental data:
Net assets, end of period (in 000's)  ..   $4,653            $4,984            $  664
Ratio of operating expenses to average
  net assets  ..........................     1.58%(c)          1.62%             1.55%(c)
Ratio of net investment loss to average
  net assets  ..........................    (1.23)%(c)        (1.20)%           (0.95)%(c)
Portfolio turnover rate  ...............       26%               47%               14%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed  ..........................     1.84%(c)          2.40%             7.33%(c)

---------
(a) The Munder Framlington Healthcare Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on February 14, 1997, January 31, 1997, January 13, 1997 and December 31, 1996,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.


                     See Notes to Financial Statements.



                    B Shares                                     C Shares
   --------------------------------------        --------------------------------------
    Period                                       Period
    Ended          Year           Period         Ended          Year           Period
    12/31/98(d)    Ended          Ended          12/31/98(d)    Ended          Ended
    (Unaudited)    6/30/98(d)     6/30/97        (Unaudited)    6/30/98(d)     6/30/97
    -----------    ----------     -------        -----------    ----------     -------
    $11.69         $ 10.85        $11.02         $11.69         $10.86         $10.40
    ------         -------        ------         ------         ------         ------

     (0.10)          (0.23)        (0.02)         (0.10)         (0.23)         (0.01)
     (0.01)           1.07         (0.15)         (0.01)          1.06           0.47
    ------         -------        ------         ------         ------         ------
     (0.11)           0.84         (0.17)         (0.11)          0.83           0.46
    ------         -------        ------         ------         ------         ------

     (0.10)           --             --           (0.10)           --             --
    ------         -------        ------         ------         ------         ------
     (0.10)           --             --           (0.10)           --             --
    ------         -------        ------         ------         ------         ------
    $11.48         $ 11.69        $10.85         $11.48         $11.69         $10.86
    ======         =======        ======         ======         ======         ======
     (0.97)%          7.83%        (1.54)%        (0.97)%         7.73%          4.42%
    ======         =======        ======         ======         ======         ======

    $8,558         $8,6648        $1,063         $2,516         $3,378         $  164
      2.33%(c)        2.37%         2.30%(c)       2.33% (c)      2.37%          2.30%(c)
     (1.98)%(c)      (1.95)%       (1.70)%(c)     (1.98)%(c)     (1.95)%        (1.70)%(c)
        26%             47%           14%            26%            47%            14%
      2.59%(c)        3.15%         8.08%(c)       2.59% (c)      3.15%          8.08%(c)


                     Y Shares
-----------------------------------------

    Period
    Ended          Year           Period
    12/31/98(d)    Ended          Ended
    (Unaudited)    6/30/98(d)     6/30/97
    -----------    ----------     -------
    $11.84         $10.89         $10.00
    ------         ------         ------

     (0.05)         (0.11)         (0.03)
     (0.01)          1.06           0.92
    ------         ------         ------
     (0.06)          0.95           0.89
    ------         ------         ------

     (0.10)           --             --
    ------         ------         ------
     (0.10)           --             --
    ------         ------         ------
    $11.68         $11.84         $10.89
    ======         ======         ======
     (0.45)%         8.72%          8.90%
    ======         ======         ======

    $5,791         $5,458         $2,086
      1.33%(c)       1.37%          1.30%(c)
     (0.98)%(c)     (0.95)%        (0.70)%(c)
        26%            47%            14%
      1.59%(c)       2.15%          7.08%(c)

Munder Framlington International Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                              A Shares
                                           ----------------------------------------------
                                           Period
                                           Ended             Year              Period
                                           12/31/98(d)       Ended             Ended
                                           (Unaudited)       6/30/98(d)        6/30/97(d)
                                           -----------       ----------        ----------

Net asset value, beginning of period  ..   $11.92            $11.35            $10.10
                                           ------            ------            ------
Income from investment operations:
Net investment income/(loss)  ..........    (0.04)             0.02              0.05
Net realized and unrealized gain/(loss)
  on investments  ......................    (0.17)             0.61              1.20
                                           ------            ------            ------
Total from investment operations  ......    (0.21)             0.63              1.25
                                           ------            ------            ------
Less distributions:
Dividends from net investment income  ..      --              (0.02)              --
Distributions from net realized gains  .    (0.01)            (0.03)              --
Distributions in excess of net realized
  gains  ...............................      --              (0.01)              --
                                           ------            ------            ------
Total distributions  ...................    (0.01)            (0.06)              --
                                           ------            ------            ------
Net asset value, end of period  ........   $11.70            $11.92            $11.35
                                           ======            ======            ======
Total return (b)  ......................    (1.79)%            5.60%            12.38%
                                           ======            ======            ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)  ..   $2,410            $1,601            $1,103
Ratio of operating expenses to average
  net assets  ..........................     1.58%(c)          1.62%             1.55%(c)
Ratio of net investment income/(loss)
  to average net assets  ...............    (0.70)%(c)         0.21%             1.01%(c)
Portfolio turnover rate  ...............       31%               38%               15%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed  ..........................     1.74%(c)          1.82%             2.56%(c)

---------
(a) The Munder Framlington International Growth Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on February 20, 1997, March 19, 1997, February 13, 1997 and December 31, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                    B Shares                                     C Shares
    --------------------------------------       ----------------------------------------
    Period                                       Period
    Ended          Year           Period         Ended          Year           Period
    12/31/98(d)    Ended          Ended          12/31/98(d)    Ended          Ended
    (Unaudited)    6/30/98(d)     6/30/97(d)     (Unaudited)    6/30/98(d)     6/30/97(d)
    -----------    ----------     ----------     -----------    ----------     ----------


    $11.83         $11.32         $ 9.85         $11.86         $11.33         $10.03
    ------         ------         ------         ------         ------         ------

     (0.08)         (0.06)          0.01          (0.08)         (0.06)          0.01
     (0.17)          0.61           1.46          (0.18)          0.63           1.29
    ------         ------         ------         ------         ------         ------
     (0.25)          0.55           1.47          (0.26)          0.57           1.30
    ------         ------         ------         ------         ------         ------

       --             --             --             --             --             --
     (0.01)         (0.03)           --           (0.01)         (0.03)           --
       --           (0.01)           --             --           (0.01)           --
    ------         ------         ------         ------         ------         ------
     (0.01)         (0.04)           --           (0.01)         (0.04)           --
    ------         ------         ------         ------         ------         ------
    $11.57         $11.83         $11.32         $11.59         $11.86         $11.33
    ======         ======         ======         ======         ======         ======
     (2.14)%         4.88%         14.92%         (2.22)%         5.05%         12.96%
    ======         ======         ======         ======         ======         ======

    $  498         $  591         $  128         $  166         $  196         $   62
      2.33%(c)       2.37%          2.30%(c)       2.33%(c)       2.37%          2.30%(c)
     (1.45)%(c)     (0.54)%         0.26%(c)      (1.45)%(c)     (0.54)%         0.26%(c)
        31%            38%            15%            31%            38%            15%
      2.49%(c)       2.57%          3.31%(c)       2.49%(c)       2.58%          3.31%(c)


                     Y Shares
    ----------------------------------------
    Period
    Ended          Year           Period
    12/31/98(d)    Ended          Ended
    (Unaudited)    6/30/98(d)     6/30/97(d)
    -----------    ----------     ----------
    $ 11.94        $ 11.35        $ 10.00
    -------        -------        -------

      (0.02)          0.05           0.07
      (0.17)          0.61           1.28
    -------        -------        -------
      (0.19)          0.66           1.35
    -------        -------        -------

       --            (0.03)          --
      (0.01)         (0.03)          --
       --            (0.01)          --
    -------        -------        -------
      (0.01)         (0.07)          --
    -------        -------        -------
    $ 11.74        $ 11.94        $ 11.35
    =======        =======        =======
      (1.62)%          5.86%         13.50%
    =======        =======        =======

    $58,458        $64,643        $23,831
       1.33%(c)       1.37%          1.30%(c)
      (0.45)%(c)      0.46%          1.26%(c)
         31%            38%            15%
       1.49%(c)       1.57%          2.31%(c)

                   [ This Page Intentionally Left Blank ]

The Munder Funds
Notes To Financial Statements, December 31, 1998

1. Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act, as an open-end investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act, as an open-end investment company, which was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 32 portfolios currently in operation. Information presented in these financial statements pertains only to the equity funds set forth below (each a "Fund", and collectively, the "Funds"). The financial statements for the other remaining funds of MFI, MFT and the Framlington are presented in separate reports.



                        EQUITY FUNDS
                        MFI:
                        Munder Micro-Cap Equity Fund
                        Munder Multi-Season Growth Fund
                        Munder Real Estate Equity Investment Fund
                        Munder Small-Cap Value Fund
                        Munder Value Fund

                        MFT:
                        Munder Balanced Fund
                        Munder Growth & Income Fund
                        Munder International Equity Fund
                        Munder Small Company Growth Fund

                        Framlington:
                        Munder Framlington Emerging Markets Fund
                        Munder Framlington Healthcare Fund
                        Munder Framlington International Growth Fund


      The Funds offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Financial Highlights of Class K Shares of the Funds are presented in a separate annual report. Each Fund is classified as a diversified management investment company under the 1940 Act.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

      Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities and securities and assets for which market quotations are not readily available, are valued at fair value by Munder Capital Management (the "Advisor") under supervision of the Boards of Trustees and Directors.

      Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

      Forward Foreign Currency Contracts: Each Fund (except Munder Real Estate Equity Investment Fund) may engage in forward foreign currency contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage a Fund's currency exposure. Forward foreign currency contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency: The books and records of the Munder International Equity Fund, Munder Framlington International Growth Fund and Munder Framlington Emerging Markets Fund are maintained in United States dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

      Future Contracts: Each Fund may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/ (depreciation), if any, is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      Options: Each Equity Fund may write put or call options on securities they own or have the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

      When a Fund purchases an option, the premium paid by the Fund is recorded as an asset. When a Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will recognize a gain if the premium received by the Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the net premium received for the option. When the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund.

      Repurchase Agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The Advisor, acting under the supervision of the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Funds will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Funds are allocated to each Fund based on relative net assets of each Fund. Operating expenses of each Fund directly attributable to a class of shares are charged to that class' operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually by Munder International Equity Fund, Munder Multi-Season Growth Fund, Munder Micro-Cap Equity Fund, Munder Small-Cap Value Fund, Munder Value Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund; quarterly (if available) by Munder Balanced Fund, Munder Growth & Income Fund, and Munder Small Company Growth Fund; and monthly by Munder Real Estate Equity Investment Fund. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

      Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. Investment Advisor, Sub-Advisor, Custodian and Other Related Party
   Transactions

      For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                      Fees on Assets     Fees on Assets
                                                        up to $500       Exceeding $500
                                                          Million            Million
                                                      -------------      ---------------
Munder Multi-Season Growth Fund  .................         1.00%              0.75%

                                                      Fees on Assets     Fees on Assets
                                                        up to $250       Exceeding $250
                                                          Million            Million
                                                      --------------     --------------
Munder Framlington Healthcare Fund and Munder
  Framlington International Growth Fund  .........         1.00%              0.75%

                                                      Fees on Average
                                                         Daily Net
                                                          Assets
                                                      ---------------
Munder Micro-Cap Equity Fund  ....................         1.00%
Munder Growth & Income Fund, Munder International
  Equity Fund, Munder Small-Cap Value Fund, and
  Munder Small Company Growth Fund  ..............         0.75%
Munder Real Estate Equity Investment Fund and
  Munder Value Fund  .............................         0.74%
Munder Balanced Fund  ............................         0.65%
Munder Framlington Emerging Markets Fund  ........         1.25%

      The Advisor voluntarily waived fees and reimbursed expenses for the period ended December 31, 1998, for the following Funds:

                                                                            Expenses
                       Fund                             Fees Waived        Reimbursed
                       ----                             -----------        ----------
Munder Micro-Cap Equity Fund  ....................           --              $33,881
Munder Multi-Season Growth Fund  .................       $627,573               --
Munder Framlington Emerging Markets Fund  ........           --               54,944
Munder Framlington Healthcare Fund  ..............           --               25,808
Munder Framlington International Growth Fund  ....           --               49,194

      Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to The Munder Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Munder Framlington Healthcare Fund and the Munder Framlington International Growth Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Munder Framlington Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

      Effective July 2, 1998 Comerica Bank ("Comerica") acquired an additional interest in the Advisor whereby it now owns approximately 88% of the Advisor. Comerica is custodian and provides certain shareholder services to the Funds. Comerica does not receive compensation a custodian. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $109,690 for its shareholder services to the Munder Funds for the period ended December 31, 1998.

      Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The fee consists of a $30,000 annual retainer for services in such capacity plus $2,500 for each Board meeting attended, plus out-of-pocket expenses related to attendance at such meetings. No officer, director or employee of the Advisor, Sub-Advisor or Comerica received any compensation from MFI, MFT or Framlington.

3. Shareholder Distribution and Service Plans

      The Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A, Class B and Class C Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B and Class C Plans also permit payments to be made by each Fund to the Distributor for expenditures incurred by the Distributor in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds). The Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of each Fund. Under the Class K Plans, the Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers. For the period ended December 31, 1998, the effective rates, as a percentage of average daily net assets, under the Plans and Class K Plans are as follows:

                                               Class A           Class B           Class C           Class K
                                                Shares            Shares            Shares            Shares
                                              12b-1 Fees        12b-1 Fees        12b-1 Fees       Service Fees
                                              ----------        ----------        ----------       ------------
The Funds  .............................         0.25%             1.00%             1.00%             0.25%

4. Securities Transactions

      For the period ended December 31, 1998, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

                                               Cost of        Proceeds from
                                              Purchases           Sales
                                              ---------       --------------
Munder Balanced Fund  ..................     $ 46,694,100      $ 47,124,118
Munder Growth & Income Fund  ...........       57,383,387        88,582,317
Munder International Equity Fund  ......       24,376,022        29,515,336
Munder Micro-Cap Equity Fund  ..........       38,648,458        40,796,313
Munder Multi-Season Growth Fund  .......      129,945,115       165,202,848
Munder Real Estate Equity Investment
  Fund  ................................       13,483,859         4,195,900
Munder Small-Cap Value Fund  ...........       41,526,645        52,256,492
Munder Small Company Growth Fund  ......      198,625,791       198,417,752
Munder Value Fund  .....................      114,577,124       123,802,381
Munder Framlington Emerging Markets
  Fund  ................................       28,246,745        29,434,319
Munder Framlington Healthcare Fund  ....        4,993,765         5,059,333
Munder Framlington International Growth
  Fund  ................................       18,321,895        23,829,245

      For the period ended December 31, 1998, purchases and sales of U.S. Government securities, excluding short-term investments, were as follows:

                                               Cost of        Proceeds from
                                              Purchases           Sales
                                              ---------       --------------
Munder Balanced Fund  ..................      $1,859,256        $9,903,586

      At December 31, 1998, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                              Tax Basis         Tax Basis
                                              Unrealized        Unrealized
                                             Appreciation      Depreciation
                                             ------------      ------------
Munder Balanced Fund  ..................     $ 11,140,224      $ 1,661,124
Munder Growth & Income Fund  ...........       61,576,735        1,535,024
Munder International Equity Fund  ......       61,294,492       20,902,803
Munder Micro-Cap Equity Fund  ..........        7,481,516        3,490,047
Munder Multi-Season Growth Fund  .......      267,830,866       15,280,312
Munder Real Estate Equity Investment
  Fund  ................................        2,737,736        9,887,624
Munder Small-Cap Value Fund  ...........       22,324,568       12,062,102
Munder Small Company Growth Fund  ......       66,175,245       13,956,119
Munder Value Fund  .....................       21,154,419        6,649,515
Munder Framlington Emerging Markets
  Fund  ................................        2,923,252       11,971,753
Munder Framlington Healthcare Fund  ....        3,919,100        3,554,408
Munder Framlington International Growth
  Fund  ................................       11,028,318        4,199,917

5. Geographic and Industry Concentration

      The Munder International Equity Fund primarily invests in foreign securities and Munder Framlington International Growth Fund and Munder Framlington Emerging Markets Fund each intend to invest at least 65% of their total net assets in foreign securities. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. Ggovernment securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

      The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

      The Munder Framlington Healthcare Fund primarily invests in securities of companies in healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation.

6. Organizational Costs

      Expenses incurred in connection with the organization of the Funds, including the fees and expenses of registering and qualifying its shares for distribution under Federal securities regulations, have been capitalized and are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

7. Reorganization

      On December 4, 1998, Munder Accelerating Growth Fund transferred its net assets to Munder Multi-Season Growth Fund in exchange for Munder Multi-Season Growth Fund shares having an aggregate net asset value equal to the value of the net assets of the Munder Accelerating Growth Fund acquired, pursuant to a plan of reorganization approved by Munder Accelerating Growth Fund's shareholders on November 20, 1998. The total shares issued by

Munder Multi-Season Growth Fund were 2,266,819 and, prior to the acquisition, the total net assets of Munder Accelerating Growth Fund and Munder Multi-Season Growth Fund were $43,643,141 and $707,634,542, respectively. The total net assets of Munder Multi-Season Growth Fund after the acquisition were $751,277,683.

                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee Munder

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Gerald L. Seizert, Vice President
               Paul D. Tobias, Vice President
               Lisa Anne Rosen, Secretary and Assistant Treasurer
               Therese Hogan, Assistant Secretary

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               First Data Investor Services Group, Inc.
               53 State Street
               Boston, MA  02109

ADMINISTRATOR & SUB-CUSTODIAN
               State Street Bank & Trust Company
               1776 Heritage Drive
               North Quincy, MA 02171

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

CUSTODIAN
               Comerica Bank
               411 West Lafayette
               Detroit, MI  48226

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116

                                          (OUTSIDE BACK COVER)

SANNEQ1298

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.

                                                        (OUTSIDE FRONT COVER)

                                                     CLASS A, B, C & Y SHARES

                                                                  Semi-Annual
                                                                       Report



The Munder Funds
Investments                                                 DECEMBER 31, 1998
for all seasons


                                                      THE MUNDER INCOME FUNDS
                                                                         Bond
                                                            Intermediate Bond
                                                           International Bond
                                                       U.S. Government Income
                                                       Michigan Tax-Free Bond
                                                                Tax-Free Bond
                                                   Tax-Free Intermediate Bond

                                                THE MUNDER MONEY MARKET FUNDS
                                                              Cash Investment
                                                                 Money Market
                                                        Tax-Free Money Market
                                                   U.S. Treasury Money Market

                                                (INSIDE FRONT COVER)

                                                "In our continuing
                                                efforts to address the
                                                investment needs and
                                                asset allocation objectives
                                                of our shareholders, we
                                                have added two new
                                                funds to the Munder
                                                Family of Funds..."


The Munder Funds
        Letter to shareholders

Dear fellow shareholders:

     On the following pages you will find the most recent financial information for The Munder Funds. I hope you are pleased with the performance and operations of the Funds. We are pleased to be able to present this information and report to you the activities of The Munder Family of Mutual Funds.

     As I am sure you all are aware, the last half of 1998 was quite rocky for the stock markets here in the U.S. and around the world. The correction that occurred in the third quarter was quite a test for many investors. Even though it was fairly short lived, it was much more severe than any such correction we have seen in several years. I am pleased to say that most investors maintained their focus and rode out the ups and downs of the market. Those that did were rewarded as they recovered much of their paper losses by the end of October. Many investors sought the shelter of bonds during this time. I am pleased to say that our focus on high quality fixed income investing paid off with many of our fixed income funds placing in their competitive top quartiles for total return. Our underlying investment philosophy was evident during this time: that investors seek bond holding for safety and income - not as a substitute for stock market returns. We believe that those investors were well rewarded during this time period.

     It is this type of focus that we value: focused investors and focused financial consultants, coupled with a fund family that provides disciplined investment styles. Our various funds provide you with exposure to specific parts of the market in a very disciplined manner.

     As you are likely well aware, the last few years have seen the stock market dominated by the largest companies, similar to the nifty fifty phenomenon of the 1970's. November and December saw the market broaden out to provide some much welcome relief to small cap stocks. We are encouraged that the market is finally beginning to recognize the value that small cap stocks bring, and we believe that the economic conditions favor increased emphasis on these securities.

     If you have any questions, please call the Fund at 1-800-4MUNDER, or call your financial advisor. You may also contact us through our website at http://www.munder.com. Thank you very much for your confidence in Munder Capital Management and the Munder Family of Mutual Funds



Very truly yours

/s/ Lee Munder
----------------------
Lee Munder, President

Table of
Contents

FIXED INCOME FUNDS OVERVIEW
            iii   Munder Bond Fund
            iii   Munder Intermediate Bond Fund
            iv    Munder International Bond Fund
            iv    Munder U.S. Government Income Fund
            v     Munder Michigan Tax-Free Bond Fund
            v     Munder Tax-Free Bond Fund
            vi    Munder Tax-Free Intermediate Bond Fund
PORTFOLIO OF INVESTMENTS -- Income Funds:
            1     Munder Bond Fund
            4     Munder Intermediate Bond Fund
            7     Munder International Bond Fund
            10    Munder U.S. Government Income Fund
            13    Munder Michigan Tax-Free Bond Fund
            18    Munder Tax-Free Bond Fund
            26    Munder Tax-Free Intermediate Bond Fund
                  Money Market Funds:
            35    Munder Cash Investment Fund
            37    Munder Money Market Fund
            39    Munder Tax-Free Money Market Fund
            50    Munder U.S. Treasury Money Market Fund
            52    Financial Statements
            74    Financial Highlights
            111   Notes to Financial Statements

-----------------------------------------------------------------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Management's Discussion and
Analysis of Fund Operations

The Investment Environment

      Although economic growth continued to be robust through the fourth calendar quarter of 1998, there were increasing signs of slower growth in the quarters to come. Consumer demand remained one of the key sources of economic strength. This demand was supported by growth in employment and income as well as high levels of consumer confidence and net financial assets. Business investment in plant and equipment, especially in high tech equipment, continued to be another area of strength.

      Moderation in growth is coming largely through the effects of the financial crisis in many of the emerging markets, including Southeast Asia. U.S. companies involved in trade with that region have experienced falling exports, increased competition from imports, reduced sales and earnings and weaker pricing power. The net effect of global financial turmoil can be seen in the significant increase in the U.S. trade deficit. Declining exports and increasing imports should result in a moderation of overall demand and production in the U.S. economy, even if domestic demand remains strong.

      Inflation remained subdued throughout the fourth quarter of 1998 and for 1998 as a whole. It is currently estimated that inflation for 1998, as measured by the Consumer Price Index, will be approximately 1.6%. This is lower than last year's increase of 2.3%. A significant decline in commodity prices, including the price of oil, is one reason for the continuing improvement in inflation. With commodity prices already so low, many analysts anticipate that there will be some increase in inflation in 1999 but nothing significantly above a range of 2.00% to 2.5%. Continued moderation in inflation would give the Federal Reserve important latitude in decision-making during the year to come. In fact we have already seen in early February 1999 that even though there is debate, the Federal Reserve has chosen to leave interest rates alone again.

The Financial Markets

      At the time of our last financial report to shareholders at June 30, 1998, the markets had experienced a period of strength and were showing early signs of the weakness that would rock the markets in August, September and early October of 1998. Since that time, both the stock and bond market experienced significant volatility during 1998. The currency and financial problems in Southeast Asia, which negatively impacted the economies of Thailand, Korea and Indonesia in late 1997, moved to Russia and then Latin America in 1998. The financial turmoil overseas, impeachment proceedings here in the U.S., severe difficulties experienced by hedge funds and the discovery of more bad loans by domestic and foreign banks contributed to market volatility. Given the increasingly global nature of the financial markets, fear of where problems would surface next resulted in the most significant flight to liquidity in financial market history. Market speculators placed a premium on securities that could be sold quickly if necessary. In the stock market, liquidity was equated with size. In the bond market, liquidity meant U.S. Treasury bonds.

The Bond Market

      During the fourth quarter of 1998 in the domestic bond market, we saw a modest reversal of what had occurred during the first three quarters of 1998. Aggressive easing of monetary policy by the Federal Reserve gave bond investors the courage to once again pursue higher yielding securities. As a result, both mortgage-backed securities and corporate bonds outpaced U.S. Treasury bonds during the fourth quarter of 1998. This was a marked reversal from the third quarter especially when the market correction caused investors to flee to U.S. Treasury securities. Treasury bonds with intermediate maturities had experienced the biggest decline in rates during the first three quarters of the year. During the fourth quarter, these same intermediate maturities experienced the largest increase in rates as yield differentials between Treasury and non-Treasury bonds moved back toward more normal levels.

      During the first three quarters of 1998, many of the Munder Bond Funds had a greater exposure to U.S. Treasury bonds than most other actively managed Funds. As a result, our funds' returns benefited from the impact of the increased premium awarded to Treasury bonds during the first nine months of 1998. The Bond Funds were also well-positioned to take advantage of attractive offerings in other bond market segments during the fourth quarter as interest in corporate bonds and mortgage-backed securities increased.

      During the fourth quarter of 1998, we increased the Bond Funds' overall exposure to high quality corporate bonds. As yield differentials shift, we anticipate selling some of the corporate bond holdings and increasing the weighting of mortgage-backed bonds. Looking ahead to 1999, we believe that quality will continue to be a key factor in the performance of corporate bonds. We also anticipate that the performance of mortgage-related securities will benefit from a decline in volatility during 1999.

      The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class Y Shares, net of Fund expenses.

      In some of the following commentary, the Munder Bond Funds are compared to Lehman indices. It is important to remember that the returns for the Munder bond funds are reported after the deduction of all expenses. Since the Lehman indices are not actual funds, there are no expenses netted against their returns.

MUNDER BOND FUND

Fund Managers: James C. Robinson and Gregory A. Prost, CFA

      The Fund earned a 4.60% return for the six-month period ended December 31, 1998, compared to the 5.09% return for the Lehman Government/Corporate Bond Index and the 3.55% average return for the Lipper universe of corporate debt A rated funds.

      During the fourth quarter of 1998, aggressive easing by the Federal Reserve helped to calm investors' fears over significantly reduced liquidity in the corporate and mortgage-related sectors of the bond market. As a result, corporate and mortgage bonds showed significantly improved performance during the quarter. In addition, the premiums awarded to U.S. Treasury bonds and to high quality bonds in other fixed income sectors were reduced. In a significant reversal from the third quarter of 1998, lower quality bonds became the strongest performers during the fourth quarter. This held back the performance of the Fund which maintains its high quality focus in all market conditions.

MUNDER INTERMEDIATE BOND FUND

Fund Managers: Anne K. Kennedy and James C. Robinson

      The Fund generated a return of 3.78% for the six-month period ended December 31, 1998, relative to the 4.80% return for the Lehman Intermediate Government/Corporate Bond Index and a 3.49% average return for the Lipper universe of short intermediate investment grade debt funds.

      For 1998 as a whole, the Fund benefited from its high quality focus. During the year, turmoil in global financial markets caused investors to place a high premium on safety and liquidity. During the fourth quarter of 1998, however, the Federal Reserve aggressively eased monetary policy. This significantly reduced concerns about liquidity in the fixed income market and gave investors the confidence to venture back into lower quality securities. As lower quality bonds rebounded, the premiums afforded to high quality bonds were reduced. Given this renewed interest in lower quality securities, the high quality of the Fund tended to hold back the Fund's returns during the final three months of 1998.

MUNDER INTERNATIONAL BOND FUND

Fund Managers: Sharon E. Fayolle and Gregory A. Prost, CFA

      The Fund earned a return of 14.38% for the six-month period ended December 31, 1998, relative to the 15.38% return for the Salomon Brothers Non-U.S. $ World Government Bond Index and the 9.12% average return for the Lipper universe of international income funds.

      Global financial markets stabilized during the fourth quarter as concerns about Asia diminished. The currencies of Japan and Australia were the primary beneficiaries. Although the Japanese bond market experienced a negative fourth quarter of 1998, Japanese bonds generated returns in excess of 13.5% when both currency returns and bond returns are factored into performance. This compares to an average return of less than 3% for European bonds during the same time period.

     Japanese interest rates almost doubled during the fourth quarter of 1998 as the Bank of Japan stated that it would no longer buy Japanese government bonds (JGBs) in the secondary market. This is a significant event given that the Japanese government has been the largest purchaser of JGBs over the last several years. Most important, this announcement came at a time when debt issuance was expected to explode due to increased fiscal spending.

      Outweighing the underperformance of the Japanese bond market was the significant appreciation of the Japanese yen against the U.S. dollar -- an increase of almost 20% for the fourth quarter of 1998. As the yen appreciated as a result of higher Japanese interest rates, there was no Japanese government intervention at key support levels. This lack of support forced traders, particularly those trading for hedge funds, to cover their substantial short positions.

      The European markets were somewhat subdued during the fourth quarter of 1998, with returns only slightly higher than their coupons. Investors were awaiting the launch of the Euro currency on January 1, 1999.

      Given the unprecedented 20% move in the yen during the quarter, the Fund's underweighting in Japan held back performance relative to international bond indices. However, the Fund performed well relative to other managed international bond funds.

MUNDER U.S. GOVERNMENT INCOME FUND

Fund Managers: Peter G. Root and James C. Robinson

      The Fund exhibited a return of 3.46% for the six-month period ended December 31, 1998, relative to the 5.43% return for the Lehman Government Bond Index and the 6.69% averaage return for the Lipper universe of general U.S. government funds.

      During 1998, the Fund had a relatively heavy weighting in government-related mortgage- backed bonds. Over time, this weighting has helped to deliver competitive investment results to the Fund's shareholders. During the first three quarters of 1998, however, the Fund's position in mortgage-related bonds held back performance.

      In response to turbulence in global financial markets, investors became focused on safety and liquidity. U.S. Treasury bonds were the star performers during the first nine months of 1998 because of their liquidity and backing by the U.S. Government. The mortgage and corporate sectors of the bond market lagged in performance.

      Starting in September 1998, however, the Federal Reserve began to ease monetary policy. This reduced investors' concerns about liquidity and resulted in a rebound in the performance of mortgage-backed bonds. Given the Fund's relatively heavy weighting in mortgage-related securities, this shift in focus helped to boost the Fund's returns, particularly during the months of November and December.

The Municipal Bond Market

      During the fourth quarter of 1998, as was true for most of the year, the municipal market was marked by extraordinarily high tax-exempt yields relative to Treasury yields. In fact, the yields on some high quality long-term municipal bonds actually exceeded Treasury yields in October of 1998, as Treasury yields declined to a record low of 4.69%.

      The municipal market was not immune to the volatility experienced in the taxable bond market during the fourth quarter of 1998. The failure of several hedge funds, the increased supply of municipal bonds and reduced expectations of further cuts in the Federal Funds rate all contributed to the volatility in the tax-exempt market during the quarter.

      New issuance remained high. Voters approved over 90% of new issue bond financing in the November 1998 elections, a level not seen in recent history. Market fundamentals remained strong with upgrades in credit ratings continuing to significantly outpace downgrades. The overall creditworthiness in the municipal market has never been better, the result of strong U.S. economic growth and fiscal responsibility.

      The strong credit environment and secondary bond insurance have resulted in very narrow yield differentials between municipal bonds. Nearly 50% of newly issued municipal bonds were backed by an insurance policy. The presence of an insurance policy gives most issuers the highest credit rating available. The result was reduced availability of medium and lower investment grade bonds. This reduction in the supply of lower-rated bonds caused the yield differential between higher and lower quality municipal bonds to narrow.

      The municipal market begins 1999 in a favorable position. The strong interest in newly issued Treasury securities has caused municipal valuations to move to their most advantageous levels in over a decade. Many articles have appeared in the major press which have further increased investors' awareness of attractive municipal bond pricing. Barring increased political and global concerns that would serve to increase investors' appetites for Treasury bonds, the municipal market is poised to outperform as it moves to more normal valuations relative to Treasury securities.

MUNDER MICHIGAN TAX-FREE BOND FUND
MUNDER TAX-FREE BOND FUND

Fund Manager: Talmadge D. Gunn

      The Michigan Tax-Free Bond Fund earned a return of 3.51% for the six-month period ended December 31, 1998, relative to 3.74% return of the Lehman Brothers 20 Year Municipal Index and the 2.90% average return for the Lipper universe of Michigan municipal debt funds.

      The Tax-Free Bond Fund earned a return of 3.73% for the six-month period ended December

31, 1998, relative to 3.74% return of the Lehman Brothers 20 Year Municipal Index and the 3.00% average return for the Lipper universe of general municipal debt funds.

      Record supply of new municipal bonds put downward pressure on prices and upward pressure on rates during 1998. In December, 1998, a larger than average supply of bonds were distributed in maturities of 20 years and longer. This caused municipal yields to rise relative to Treasury bonds.

      Bond maturities of around 15 years proved to be the best performing segment of the tax- exempt market for the fourth consecutive year. For both the foruth quarter and 1998 as a whole, this was a benefit for the Munder Tax-Free Bond Fund which held a number of non-callable bonds with maturities of around 15 years. The Fund also benefited during the fourth quarter of 1998 from a relatively heavy weighting in general obligation bonds.

      Given the supply conditions in the Michigan market, the Munder Michigan Tax-Free Bond Fund was not able to accumulate as large a concentration in non-callable bonds with maturities around the 15 year mark. For the fourth quarter, this held back the Fund's return relative to tax- free bond funds with a more national focus. Focusing on the Michigan market, the Fund had a longer average maturity than many other Michigan bond funds. This held back its quarterly performance relative to other Michigan tax-exempt funds. For 1998 as a whole, however, the distribution of the Fund's securities across both market segments and maturities was a positive for Fund performance.

MUNDER TAX-FREE INTERMEDIATE BOND FUND

Fund Manager: Talmadge D. Gunn

      The Fund earned a return of 3.01% for the six-month period ended December 31, 1998, relative to the 3.43% return of the Lehman Mutual Fund Intermediate/Short Muni Index and the 3.23% average return for the Lipper universe of intermediate municipal debt funds.

      In the intermediate tax-exempt market, the yield differential between one-year and ten-year maturities widened to 100 basis points (one percentage point), the widest quarter-end differential for 1998. The decline in short-term rates was a result of the easing of monetary policy that took place during the fourth quarter of 1998. The decline in shorter-term rates during the quarter was a continuation of the year-long trend. Despite a record supply of new tax-exempt issues, a lower percentage of bonds were concentrated in shorter maturities than in prior years.

      Fund performance was boosted during the fourth quarter of 1998 by its overweighted position in pre-refunded securities. This was the best performing sector of the tax-exempt market for both the quarter and 1998, on a risk-adjusted basis. In general, however, given the decline in interest rates, tax-exempt funds with longer maturities outperformed shorter maturity funds during the quarter. This held back the performance of the Fund, given its relatively short average maturity.

Munder Bond Fund
  Portfolio of Investment, December 31,1998 (Unaudited)


Princial
Amount                                                           Value
---------                                                        -----
ASSET-BACKED SECURITIES -- 7.8%

     $ 336,286  Merrill Lynch Mortgage
                   Investors, Inc., Series 87-C,
                   Class A,
                   10.100% due 11/15/2007                          $ 337,755
     5,500,000  Residential Accredit Loans, Inc.,
                   Series 1997 QS5 Class A 5,
                   7.250% due 06/25/2027                           5,533,935
                Standard Credit Card Master
                   Trust, Class A:
     6,000,000     Series 1995-10,
                   5.900% due 02/07/2001                           6,002,580
     5,940,000     Series 1994-2,
                   7.250% due 04/07/2008                           6,523,308
     2,300,000  Union Acceptance Corporation,
                   Class A3:
                   Series 1996-C,
                   6.630% due 10/08/2003+                          2,360,214
                                                                ------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $20,192,466)                                             20,757,792
                                                                ------------
COLLATERALIZED MORTGAGE OBLIGATIONS
  (CMO) -- 3.8%
     5,000,000  Federal Home Mortgage
                   Corporation, Series #1541,
                   Class F,
                   6.250% due 05/15/2019                           5,028,250
     1,925,000  Federal Home Mortgage
                   Corporation, Series 1702-A,
                   Class PD,
                   6.500% due 04/15/2022                           1,982,365
     3,066,000  Federal Home Mortgage
                   Corporation, Series 1752
                   Class K,
                   8.000% due 07/15/2007                           3,117,264
                                                                ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMO)
    (Cost $10,013,372)                                            10,127,879
                                                                ------------
CORPORATE BONDS AND NOTES -- 48.1%
      Drugs -- 2.7%
     6,400,000  Eli Lilly and Company,
                   8.375% due 02/07/2005                           7,292,000
                                                                ------------
      Finance -- 17.8%
     5,072,000  ACC Consumer Finance
                   Corporation,
                   10.250% due 12/01/2003                          5,369,980
     4,000,000  AT&T Capital Corporation, MTN,
                   6.490% due 05/17/1999                           4,006,240
        17,196  Bank of America National Trust,
                   9.000% due 03/01/2008                              18,028
     3,830,000  Block Financial Corporation,
                   6.750% due 11/01/2004                           3,929,082
     5,500,000  CIT Group, Inc., Class A,
                   5.625% due 10/15/2003                           5,466,395
     4,500,000  Countrywide Capital III,
                   Subordinated Capital Income,
                   Secs Series B,
                   8.050% due 06/15/2027++                         4,902,120
     2,500,000  Ford Motor Credit Company,
                   6.550% due 09/10/2002                           2,577,725
     4,600,000  General Electric Capital
                   Corporation,
                   8.850% due 04/01/2005                           5,424,044
     4,800,000  John Deere Credit, Inc.,
                   6.125% due 05/30/2003                           4,851,000
     4,520,000  Pitney Bowes Credit Corporation,
                   8.625% due 02/15/2008                           5,531,576
     4,850,000  Transamerica Capital III,
                   7.625% due 11/15/2037                           5,151,815
                                                                ------------
                                                                  47,228,005
                                                                ------------
      Finance -- Foreign -- 3.9%
     5,250,000  Abbey National Plc,
                   6.700% due 06/29/2049                           5,146,733
     5,000,000  Westdeutsche Landesbank,
                   6.750% due 06/15/2005                           5,136,850
                                                                ------------
                                                                  10,283,583
                                                                ------------
      Government Agency -- Foreign -- 2.0%
    $5,015,000  British Columbia Hydro Power Corporation,
                   12.500% due 01/15/2014                          5,228,438
                                                                ------------
      Industrial -- 15.3%
     4,000,000  American Greetings Corporation,
                   6.100% due 08/01/2028                           4,098,360
     3,895,000  Anheuser Busch Companies,
                   9.000% due 12/01/2009                           5,021,551
     5,500,000  Coca-Cola Enterprises,
                   6.625% due 09/30/2002                           5,717,250
     6,725,000  Harris Corporation Delaware,
                   6.350% due 02/01/2028                           7,281,695
     5,000,000  IBM Corporation,
                   7.500% due 06/15/2013                           5,930,600
     4,500,000  Racers-Kellogg, Series 1998 144A,
                   5.750% due 02/02/2001++                         4,568,130
     3,500,000  Thermo Electron
                   Corporation, 144A,
                   4.250% due 01/01/2003++                         3,141,250
     4,400,000  Wal-Mart Stores,
                   8.625% due 04/01/2001                           4,716,580
                                                                ------------
                                                                  40,475,416
                                                                ------------
      Supranational -- 1.5%
     3,950,000  African Development Bank,
                   6.750% due 07/30/1999                           3,984,879
                                                                ------------
      Transportation -- 0.4%
     1,000,000  Consolidated Rail Corporation,
                   MTN,
                   7.000% due 07/01/1999                           1,007,820
                                                                ------------
      Utility -- Electric -- 4.5%
     2,500,000  Montana Power Company,
                   Series A, MTN,
                   8.680% due 02/07/2022                           2,805,975
     4,100,000  National Rural Utilities
                   Cooperative Finance, Note,
                   6.125% due 05/15/2005                           4,269,986
     4,700,000  Puget Sound Energy, Inc.,
                   7.020% due 12/01/2027                           4,891,243
                                                                ------------
                                                                  11,967,204
                                                                ------------
TOTAL CORPORATE BONDS AND NOTES
    (Cost 125,513,256)                                           127,467,345
                                                                ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS --  15.1%
      Federal Home Loan Mortgage Corporation (FHLMC) -- 0.6%
                FHLMC:
     1,229,035  Pool #E62394, Gold, 7.500%
                   due 09/01/2010                                  1,262,121
       296,683  Pool #200021, 10.500%
                   due 11/01/2000                                    312,799
                                                                ------------
                                                                   1,574,920
                                                                ------------
      Federal National Mortgage Association
          (FNMA) -- 9.2%
                FNMA:
     6,150,000  Remic Trust 1993 183 Class H,
                   6.500% due 03/25/2022                           6,309,654
     2,510,000  Remic Trust 1997 G1 Class K,
                   6.750% due 02/18/2004                           2,549,507
     4,400,000  Pool #380137,
                   7.280% due 03/01/2008                           4,884,000
     4,718,477  Remic Trust 1990-41 Class D,
                   9.500% due 04/25/2020                           5,067,645
     2,443,273  Pool #303105,
                   11.000% due 11/01/2020                          2,699,303
     2,487,209  Pool #100081,
                   11.500% due 08/20/2016                          2,799,677
                                                                ------------
                                                                  24,309,786
                                                                ------------
      Government Agency -- Debentures -- 1.8%
     4,600,000  Tennessee Valley Authority,
                   6.375% due 06/15/2005                           4,860,360
                                                                ------------
      Government National Mortgage Association
       (GNMA) -- 3.5% GNMA:
     3,861,095  Pool #371438,
                   6.500% due 01/15/2024                           3,899,397
     1,728,418  Pool #780584,
                   7.000% due 06/15/2027                           1,769,416
     3,375,726  Pool #780840,
                   8.500% due 07/20/2028                           3,553,796
                                                                ------------
                                                                   9,222,609
                                                                ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $39,133,712)                                             39,967,675
                                                                ------------
U.S. TREASURY OBLIGATIONS -- 23.0%
      U.S. Treasury Bonds -- 13.6%
     $6,069,000  3.625% due 04/15/2028, TIPS                       5,892,574
     24,725,000  6.875% due 08/15/2025                            30,026,287
                                                                ------------
                                                                  35,918,861
                                                                ------------
      U.S. Treasury Notes -- 9.4%
     12,500,000  6.250% due 02/15/2007                            13,741,750
      9,680,000  7.875% due 11/15/2004                            11,210,408
                                                                ------------
                                                                  24,952,158
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $58,884,562)                                            60,871,019
                                                                ------------
REPURCHASE AGREEMENT -- 0.7%
    (Cost $1,893,000)
     $1,893,000   Agreement with State Street Bank
                     and Trust Company, 4.850% dated
                     12/31/1998, to be repurchased at
                     $1,894,020 on 01/04/1999,
                     collateralized by $1,275,000
                     U.S. Treasury Bond, 9.875%
                     maturing 11/15/2015
                     (value $1,936,668)                            1,893,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $28,124,530)                        10.6%               28,124,530
                                              ----              ------------
TOTAL INVESTMENTS
    (Cost $283,754,898*)                     109.1%              289,209,240
OTHER ASSETS AND
    LIABILITIES (Net)                         (9.1)              (24,121,041)
                                               ----              ------------
NET ASSETS                                   100.0%             $265,088,199
                                             =====              ============
---------
  * Aggregate cost for Federal tax purposes.
 ** As of December 31, 1998, the market value of the securities on loan is $27,310,471. Collateral received for securities loaned of $28,124,530 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Floating rate note. The interest shown reflects the rate currently in effect.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
MTN -- Medium Term Note
TIPS -- Treasury Inflation-Protection Security

Munder Intermdiate Bond Fund
   Portfoilo of Investments, December 31, 1998 (Unaudited)

Principal
Amount                                                            Value
--------                                                          -----

ASSET-BACKED SECURITIES -- 10.5%
     $ 5,000,000   American Express Credit
                      Account Master,
                      Series 96 Class A,
                      6.800% due 12/15/2003                      $ 5,164,200
       5,000,000   Banc One Credit Card Master
                      Trust, Series1995-A Class A,
                      6.150% due 07/15/2002                        5,068,250
       5,500,000   Charming Shoppes Master
                      Trust, Series 1194-1, Class A,
                      7.000% due 04/15/1999                        5,524,255
      10,000,000   Chemical Master Credit Card,
                      Trust 1,
                      6.230% due 06/15/2003                       10,170,800
       5,405,000   Contimortgage Home
                      Equity Loan,
                      1997 2 Passthru
                      Certificate Class A9,
                      7.090% due 04/15/2028                        5,653,684
       9,405,000   CWMBS, Mortgage Passthru
                      Series 1996 I Class A6,
                      7.750% due 09/25/2026                        9,436,977
       4,675,444   Prudential Financing
                      Corporation,
                      Series 1998 Class A1,
                      6.105% due 11/15/2002                        4,711,960
       1,666,667   Sears Credit Company, Master
                      Trust, Series 1995-4A,
                      6.250% due 01/15/2003++                      1,667,700
      11,320,000   Standard Credit Card
                      and Trust,
                      Series 1990-6A,
                      7.850% due 02/07/2002                       11,631,639
                                                                ------------
TOTAL ASSET-BACKED SECURITIES
(Cost $59,104,093)                                                59,029,465
                                                                ------------
CORPORATE BONDS AND NOTES -- 34.8%
      Banking and Financial Services -- 14.2%
      10,000,000   America Express Bank, Ltd.,
                      5.850% due 02/10/2004+                       9,638,740
      10,000,000   American General Finance
                      Corporation, MTN,
                      6.180% due 05/12/2003                      10,179,900
                   Associates Corporation
                   of North America:
       5,000,000     6.000% due 03/15/2000                         5,036,000
       2,570,000     MTN,
                      8.250% due 10/15/2004                        2,911,604
      11,500,000   AT&T Capital Corporation,
                      MTN, 6.180% due
                      12/03/1999                                  11,513,340
      10,000,000   Countrywide Home Loans
                      Inc., MTN,
                      5.620% due 10/16/2000                       10,005,700
                   Ford Motor Credit Corporation:
       9,425,000     6.250% due 11/08/2000                         9,567,600
       2,400,000     6.500% due 02/15/2006                         2,519,064
       2,750,000   International Lease Finance
                      Corporation,
                      5.500% due 01/15/1999                        2,750,193
       5,000,000   Kimco Realty Corporation,
                      MTN,
                      5.702% due 08/17/1999                        5,000,000
       3,360,000   Swiss Bank Corporation,
                      7.250% due 09/01/2006                        3,659,746
       2,530,700   Textron Financial Corporation
                      Receivables,
                      6.050% due 03/16/2009                        2,544,062
       4,000,000   U.S. Leasing International,
                      MTN,
                      9.880% due 03/06/2001                        4,382,680
                                                                ------------
                                                                  79,708,629
                                                                ------------
      Foreign -- 7.4%
       6,030,000   Abbey National Plc,
                      6.700% due 06/29/2049                        5,911,390
      10,000,000   Halifax Building Society,
                      6.000% due 02/26/2008                       10,300,000
      10,140,000   Tyco International Group,
                      6.375% due 06/15/2005                       10,305,485
       5,000,000   US Central Credit Union,
                      EMTN,
                      6.000% due 05/21/2003                        5,132,500
      10,000,000   Westdeutsche Landesbank,
                      6.750% due 06/15/2005                       10,273,700
                                                                ------------
                                                                  41,923,075
                                                                ------------
      Industrial -- 9.6%
       2,500,000   American Greetings
                      Corporation,
                      6.100% due 08/01/2028                        2,561,475
       4,178,000   Anheuser-Busch Companies,
                      9.000% due 12/01/2009                        5,386,403
       4,119,760   Chevron Corporation,
                      Trust Fund,
                      8.110% due 12/01/2004                        4,439,742
       4,950,000   General Motors Corporation,
                      6.600% due 01/17/2001                        5,055,088
      10,000,000   Merck & Co,
                      5.760% due 05/03/2037                       10,404,200
       4,000,000   Pitney Bowes Inc.,
                      5.950% due 02/01/2005                        4,112,800
      10,000,000   Racers-Kellogg,
                      Series 1998-1 144A,
                      5.750% due 02/02/2001                       10,151,400
       2,000,000   Thermo Electron Corporation,
                      4.250% due 01/01/2003                        1,795,000
       7,125,000   Thermolase Corporation,
                      4.375% due 08/05/2004                        5,700,000
       4,100,000   Times Mirror Co.,
                      6.610% due 09/15/2027                        4,311,191
                                                                ------------
                                                                  53,917,299
                                                                ------------
      Utility -- Electric -- 1.9%
       4,500,000   Montana Power
                      Company, MTN,
                      8.680% due 02/07/2022                        5,050,755
       5,925,000   National Rural Utilities, MTN,
                      5.540% due 12/15/2005                        5,904,855
                                                                ------------
                                                                  10,955,610
                                                                ------------
      Utility -- Telephone -- 1.7%
       9,500,000   Michigan Bell Telephone,
                      5.875% due 09/15/1999                        9,551,775
                                                                ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $194,488,782)                                            196,056,388
                                                                ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS --   34.1%
      Federal Home Loan Mortgage Corporation
          (FHLMC) -- 2.5%
                   FHLMC:
       2,771,337   8.000% due 03/01/2028                           2,869,193
       4,005,360   Pool #A00813,
                      9.000% due 10/01/2020                        4,206,869
         882,209   Pool #E61740,
                      9.000% due 04/01/2010                          922,129
       3,090,265   Pool #F70013, Gold,
                      7.000% due 12/01/2011                        3,156,984
       2,646,905   Pool #G50249, REMIC,
                      8.500% due 03/01/2000                        2,713,052
                                                                ------------
                                                                  13,868,227
                                                                ------------
      Federal National Mortgage Association
          (FNMA) -- 10.3%
                   FNMA:
       3,100,000   6.970% due 04/08/2004                           3,353,828
      11,007,642   6.000% due 02/01/2013                          11,035,161
      11,672,753   6.000% due 06/01/2013                          11,701,935
      12,945,309   6.000% due 05/01/2018                          12,924,985
       9,333,268   6.000% due 03/01/2028                           9,210,722
       2,438,833   Pool #070225,
                      7.500% due 08/01/2018                        2,499,316
       7,277,967   Pool #250550,
                      6.500% due 05/01/2026                        7,324,837
                                                                ------------
                                                                  58,050,784
                                                                ------------
      Government Agency Debentures -- 18.8%
      50,000,000   AID-Israel,
                      0.000% due 02/15/2004                       38,711,500
       8,250,000   Federal Farm Credit Bank,
                      5.950% due 05/18/2005                        8,549,723
                   FNMA:
       7,450,000   Benchmark Note,
                      5.750% due 06/15/2005                        7,692,125
      10,225,000   MTN,
                      5.650% due 06/12/2000                       10,319,274
      17,750,000   MTN,
                      Pool #122712,
                      6.720% due 08/01/2005                       19,163,610
      10,950,000   SallieMae Student Loan Trust,
                      5.208% due 01/25/2010                       10,785,750
      10,000,000   Tennessee Valley Authority,
                      6.375% due 06/15/2005                       10,566,000
                                                                ------------
                                                                 105,787,982
                                                                ------------
      Government National Mortgage Association
          (GNMA) -- 2.0%
                   GNMA:
       2,179,050   Pool #780077,
                      8.000% due 03/15/2025                        2,260,721
       8,610,969   Pool #780840,
                      8.500% due 07/20/2028                        9,065,197
                                                                ------------
                                                                  11,325,918
                                                                ------------
      Small Business Administration (SBA) -- 0.5%
       2,839,634   SBA, Pool #502796,
                      6.000% due 11/25/2019                        2,843,184
                                                                ------------
TOTAL U.S. GOVERNMENT AGENCY   OBLIGATIONS
  (Cost $186,265,907)                                            191,876,095
                                                                ------------
U.S. TREASURY OBLIGATIONS -- 17.7%
      U.S. Treasury Bonds -- 2.6%
      15,172,500   U.S. Treasury Bonds,
                      3.625% due
                      04/15/2028, TIPS                            14,731,435
                                                                ------------
      U.S. Treasury Notes -- 15.1%
     $14,500,000   7.750% due 01/31/2000                          14,963,130
      14,800,000   6.625% due 07/31/2001                          15,515,284
      28,650,000   7.500% due 11/15/2001                          30,827,973
      11,000,000   5.750% due 08/15/2003                          11,485,100
       6,420,000   7.875% due 11/15/2004                           7,435,002
       2,000,000   7.000% due 07/15/2006                           2,282,140
       2,500,000   6.250% due 02/15/2007                           2,748,350
                                                                ------------
                                                                  85,256,979
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $99,451,053)                                              99,988,414
                                                                ------------
REPURCHASE AGREEMENT -- 1.8%
  (Cost $10,386,000)
     $10,386,000   Agreement with State Street
                      Bank and Trust Company,
                      4.850% dated 12/31/1998, to be
                      repurchased at $10,391,597 on
                      01/04/1999, collateralized by
                      $6,975,000 U.S. Treasury Note,
                      9.875% maturing 11/15/2015
                      (value $10,594,711)                         10,386,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $63,119,491)                        11.2%               63,119,491
                                              ----              ------------
TOTAL INVESTMENTS
    (Cost $612,815,326*)                     110.1%              620,455,853
OTHER ASSETS AND
    LIABILITIES (Net)                        (10.1)              (57,025,285)
                                              ----              ------------
NET ASSETS                                   100.0%             $563,430,568
                                              ====              ============


  * Aggregate cost for Federal tax purposes.
 ** As of December 31, 1998, the market value of the securities on loan is $61,841,147. Collateral received for securities loaned of $63,119,491 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Floating rate note. The interest rate shown reflects the rate currently in effect.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
EMTN  -- Euro Medium Term Note
MTN   -- Medium Term Note
TIPS  -- Treasury Inflation Protection Security

Munder International Bond Fund
  Portfolio of Investments, December 31, 1998 (Unaudited)

Principal
Amount                                                                Value
------                                                                -----
FOREIGN BONDS AND NOTES -- 89.5%
Australia -- 2.3%
    Government -- 2.3%
 AUD    2,000,000 Queensland Treasury Corporation,
                   Government Bond, Series 5,
                   6.500% due 06/14/2005                         $ 1,308,247
                                                                ------------
Belgium -- 3.7%
    Government -- 3.7%
 BEF   61,000,000 Kingdom of Belgium, Series 10,
                    8.750% due 06/25/2002                          2,069,977
                                                                ------------
Canada -- 3.9%
    Government -- 3.9%
 CAD    3,000,000 Government of Canada,
                    7.500% due 12/01/2003                          2,191,344
                                                                ------------
Denmark -- 5.1%
    Government -- 5.1%
 DKK   15,750,000 Kingdom of Denmark,
                    8.000% due 05/15/2003                          2,870,948
                                                                ------------
Finland -- 1.3%
    Government -- 1.3%
 FIM    3,000,000 Republic of Finland,
                    9.500% due 03/15/2004                            752,085
                                                                ------------
France -- 17.4%
    Finance -- 3.9%
 FRF   12,000,000 Caisse Refinance Hypo,
                    8.500% due 03/05/1999                          2,163,691
    Government    -- 9.6%
                    Government of France:
       22,500,000   5.500% due 04/25/2007                          4,475,049
        3,600,000   8.500% due 12/26/2012                            939,727
    Supranational -- 3.9%
       12,000,000 Eurofima,
                    5.625% due 11/25/1999                          2,194,734
                                                                ------------
                                                                   9,773,201
                                                                ------------
Germany -- 17.8%
    Finance -- 4.7%
 DEM    2,600,000 Bayerische Vereinsbank New York,
                   Global Bond,
                    4.500% due 06/24/2002                          1,610,920
        1,700,000 Sudwest LB Capital Markets,
                    5.000% due 02/08/1999                          1,021,671
    Government -- 11.2%
        6,750,000 Federal Republic of Germany,
                    5.625% due 01/04/2028                          4,564,533
        2,500,000 Federal Republic of Germany, Series 95,
                    6.500% due 10/14/2005                          1,746,820
    Supranational -- 1.9%
        1,750,000 International Bank of Reconstruction
                  & Development,
                    7.250% due 10/13/1999                          1,081,753
                                                                ------------
                                                                  10,025,697
                                                                ------------
Italy -- 3.3%
    Government -- 3.3%
 ITL2,500,000,000 Government of Italy,
                    8.500% due 04/01/2004                          1,850,525
                                                                ------------
Japan -- 23.1%
    Government -- 15.0%
                  Government of Japan:
 JPY  735,000,000   1.700% due 09/22/2008                          6,332,508
      230,000,000   5.000% due 09/20/1999                          2,099,128
    Supranational -- 8.1%
      230,000,000 Asian Development Bank,
                    5.000% due 02/05/2003                          2,323,144
      220,000,000 Interamerican Development Bank,
                    6.000% due 10/30/2001                          2,209,390
                                                                ------------
                                                                  12,964,170
                                                                ------------
Netherlands -- 4.7%
    Government -- 4.7%
 NLG    4,300,000 Government of Netherlands, Series 2,
                    8.250% due 06/15/2002                          2,643,583
                                                                ------------
Sweden -- 2.7%
    Government -- 2.7%
 SEK   10,500,000 Government of Sweden, Series 1038,
                    6.500% due 10/25/2006                          1,496,736
                                                                ------------
United Kingdom -- 4.2%
    Government -- 1.8%
 GBP     500,000  UK Gilts,
                    7.500% due 12/07/2006                            995,182
    Supranational -- 2.4%
         750,000  European Investment Bank,
                    8.500% due 11/06/2001                          1,347,970
                                                                ------------
                                                                   2,343,152
                                                                ------------
TOTAL FOREIGN BONDS AND NOTES
  (Cost $47,248,782)
                                                                  50,289,665
                                                                ------------
GOVERNMENT AGENCY OBLIGATIONS -- 6.4%
 GBP     600,000  Federal National Mortgage Association,
                    Global Bond,
                    6.875% due 06/07/2002                          1,048,679
 DEM    3,700,000 Tennessee Valley Authority, Global Bond,
                    6.375% due 09/18/2006                          2,537,562
                                                                ------------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
  (Cost $3,310,642)                                                3,586,241
                                                                ------------
REPURCHASE AGREEMENT -- 1.7%
  (Cost $969,000)
 U.S.   $969,000 Agreement with State Street Bank and Trust
                  Company, 4.850% dated 12/31/1998, to be
                  repurchased at $969,522 on 01/04/1999,
                  collateralized by $810,000 U.S. Treasury Bond,
                  7.250% maturing 05/15/2016 (value
                  $990,220)                                          969,000
                                                                ------------
TOTAL INVESTMENTS (Cost $51,528,424*)          97.6%              54,844,906
OTHER ASSETS AND LIABILITIES (Net)              2.4                1,337,297
                                              -----             ------------
NET ASSETS                                    100.0%            $ 56,182,203
                                              =====             ============

*  Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AUD -- Australian Dollar
BEF -- Belgian Francs
CAD -- Canadian Dollar
DEM -- German Deutsche Mark
DKK -- Danish Krone
FIM -- Finnish Markka
FRF -- French Franc
GBP -- Great British Pound
ITL -- Italian Lira
JPY -- Japanese Yen
NLG -- Netherlands Guilder
SEK -- Swedish Krona

                     See Notes to Financial Statement.
Munder U.S. Government Income Fund
  Portfolio of Investments, December 31, 1998 (Unaudited)

Principal
Amount                                                            Value
------                                                            -----
ASSET-BACKED SECURITY -- 1.7%
  (Cost $4,954,528)
     $ 5,000,000  Residential Accreditation
                     Loans, Inc., Class A4,
                     Series 1997-QS3,
                     7.750% due 04/25/2027                       $ 5,060,850
                                                                ------------
CORPORATE BONDS AND NOTES -- 0.0% (DELTA)
   (Cost $16,769)
      Finance -- 0.0% (DELTA)
          17,188  BankAmerica National Trust,
                     9.000% due 03/01/2008                            18,020
                                                                ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS --
  83.9%
      Federal Home Loan Bank (FHLB) -- 0.9%
       2,500,000  FHLB,
                  5.800% due 09/02/2008                            2,583,800
                                                                ------------
      Federal Home Loan Mortgage Corporation
            (FHLMC) -- 43.1%
                  FHLMC:
       7,000,000  6.500% due 04/15/2007                            7,142,170
       2,015,606  Pool #A01048, Gold,
                     8.500% due 02/01/2020                         2,102,075
       6,169,278  Pool #E00160, Gold,
                     7.000% due 11/01/2007                         6,294,884
       1,446,965  Pool #G00479, Gold,
                     9.000% due 04/01/2025                         1,521,874
       5,500,000  Series 1399, Class Q,
                     7.000% due 02/15/2021                         5,670,115
       1,000,000  Series 1452, Class PH,
                     6.500% due 06/15/2006                         1,016,580
       5,800,000  Series 1503, Class PK,
                     7.000% due 03/15/2022                         6,037,394
       5,000,000  Series 1574, Class G,
                     6.500% due 04/15/2021                         5,112,500
       9,150,000  Series 1574, Class PG,
                     6.500% due 02/15/2021                         9,362,737
       3,000,000  Series 16, Class PM,
                     6.500% due 04/25/2021                         3,040,920
       5,000,000  Series 1603, Class J,
                     6.500% due 07/15/2023                         5,068,750
       3,375,000  Series 1610, Class PM,
                     6.250% due 04/15/2022                         3,439,328
       4,300,000  Series 1617, Class C,
                     6.500% due 02/15/2023                         4,310,750
       4,845,000  Series 1619, Class B,
                     6.400% due 01/15/2023                         4,961,571
       3,720,000  Series 1633, Class PL,
                     6.500% due 03/15/2023                         3,804,853
       2,000,000  Series 1650, Class H,
                     6.250% due 10/15/2022                         2,032,500
       6,635,000  Series 1669, Class G,
                     6.500% due 02/15/2023                         6,830,732
       3,000,000  Series 1671, Class F,
                     6.250% due 03/15/2022                         3,022,080
       3,800,000  Series 1674, Class VC,
                     6.300% due 06/15/2006                         3,819,950
       4,811,145  Series 1685, Class G,
                     6.000% due 09/15/2023                         4,877,106
       8,560,000  Series 1702A, Class PD,
                     6.500% due 04/15/2022                         8,815,088
       1,030,000  Series 1706, Class K,
                     7.000% due 03/15/2024                         1,063,248
       2,000,000  Series 1848, Class PE,
                     7.000% due 09/15/2025                         2,064,320
       8,943,000  Series 1865, Class PD,
                     7.000% due 12/15/2025                         9,237,225
       4,156,000  Series 1866, Class E,
                     7.000% due 01/15/2026                         4,281,553
       1,045,078  Series 1999, Class PN,
                     6.650% due 11/15/2022                         1,062,061
       5,000,000  Series 43, Class D,
                     10.000% due 06/15/2020                        5,414,050
       7,500,000  Series T-7, Class A6,
                     7.030% due 08/25/2028                         7,863,825
                                                                ------------
                                                                 129,270,239
                                                                ------------
      Federal Housing Authority/Veterans
          Administration (FHA/VA) -- 0.3%
         982,749  FHA, Azalea Garden,
                     8.500% due 09/01/2030                         1,006,704
                                                                ------------
      Federal National Mortgage Association
          (FNMA) -- 33.0%
                  FNMA:
         127,606  Pool #040305,
                     11.500% due 02/01/2014                          142,101
          40,402  Pool #058255,
                     11.500% due 11/01/2010                           44,995
          78,530  Pool #081585,
                     11.500% due 07/01/2012                           87,474
       1,520,800  Pool #100081,
                     11.500% due 08/20/2016                        1,711,858
         162,882  Pool #210448,
                     11.500% due 11/01/2015                          181,487
       1,636,565  Pool #303105,
                     11.000% due 11/01/2020                        1,808,060
         163,478  Pool #336457,
                     10.500% due 11/01/2020                          178,506
       2,950,000  Pool #375618,
                     6.420% due 12/01/2007                         3,085,405
         378,669  Series 1989-98, Class D,
                     9.200% due 04/25/2019                           379,177
       3,826,619  Series 1990-117, Class E,
                     8.950% due 10/25/2020                         4,039,149
       1,182,379  Series 1990-120, Class G,
                     9.000% due 11/25/2019                         1,187,558
       5,000,000  Series 1990-45, Class J,
                     9.500% due 05/25/2020                         5,481,250
       5,000,000  Series 1993-120, Class HA,
                     6.500% due 01/25/2021                         5,070,300
       6,000,000  Series 1993-139, Class H,
                     6.750% due 12/25/2021                         6,147,180
       7,500,000  Series 1993-144, Class C,
                     7.000% due 07/25/2019                         7,620,900
       2,000,000  Series 1993-160, Class BC,
                     6.500% due 09/25/2022                         2,050,680
       5,100,000  Series 1993-163, Class BJ,
                     7.000% due 07/25/2006                         5,298,798
       2,000,000  Series 1993-168, Class PG,
                     6.250% due 01/25/2020                         2,008,820
       3,000,000  Series 1993-198, Class T,
                     6.500% due 10/25/2023                         2,999,250
      10,319,600  Series 1993-226, Class PN,
                     9.000% due 05/25/2022                        11,654,647
       3,500,000  Series 1993-240, Class PD,
                     6.250% due 12/25/2013                         3,547,005
       2,000,000  Series 1993-83, Class VE,
                     6.600% due 12/25/2005                         2,038,380
       1,500,000  Series 1994-37, Class N,
                     6.500% due 03/25/2024                         1,520,070
       1,500,000  Series 1994-44, Class H,
                     6.500% due 08/25/2022                         1,529,055
       1,600,000  Series 1994-60, Class PJ,
                     7.000% due 04/25/2024                         1,647,744
       7,634,900  Series 1996-28, Class PJ,
                     6.500% due 12/25/2024                         7,791,721
       5,150,000  Series 1996-70, Class PJ,
                     6.500% due 02/25/2026                         5,085,007
       9,500,000  Series 1997-60, Class PD,
                     6.500% due 01/18/2024                         9,642,595
       5,000,000  Series G97-1, Class J,
                     6.750% due 02/18/2004                         5,055,450
                                                                ------------
                                                                  99,034,622
                                                                ------------
      Government National Mortgage Association
         (GNMA) -- 6.5% GNMA:
       2,696,514  Pool #780840,
                     8.500% due 07/20/2028                         2,838,755
      10,100,000  Series 1996-11, Class PD,
                     7.000% due 06/20/2025                        10,453,601
       6,000,000  Series 1996-9, Class PD,
                     7.000% due 01/20/2025                         6,203,100
                                                                ------------
                                                                  19,495,456
                                                                ------------
      Small Business Administration (SBA) -- 0.1%
         425,777  SBA, Pool # 503548,
                     5.375% due 11/25/2021+++                        426,841
                                                                ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $246,140,926)                                            251,817,662
                                                                ------------
U.S. TREASURY OBLIGATIONS -- 12.8%
      U.S. Treasury Bonds -- 12.6%
                  U.S. Treasury Bonds:
       1,800,000  8.750% due 11/15/2008                            2,100,348
       2,500,000  10.375% due 11/15/2012                           3,461,600
       4,000,000  8.125% due 08/15/2019                            5,342,640
      20,180,000  8.000% due 11/15/2021                           26,975,010
                                                                ------------
                                                                  37,879,598
                                                                ------------
      U.S. Treasury Notes -- 0.2%
         500,000  7.000% due 07/15/2006                              570,535
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $35,026,650)                                              38,450,133
                                                                ------------
REPURCHASE AGREEMENT -- 1.0%
  (Cost $2,965,000)
 $2,965,000     Agreement with State Street
                   Bank and Trust Company,
                   4.850% dated 12/31/1998 to
                   be repurchased at $2,966,598
                   on 01/04/1999, collateralized
                   by $2,475,000 U.S. Treasury
                   Bond, 7.250% maturing
                   05/15/2016 (value
                   $3,025,673)                                     2,965,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $29,166,553)                         9.7%               29,166,553
                                              -----             ------------
TOTAL INVESTMENTS
    (Cost $318,270,426*)                     109.1%              327,478,218
OTHER ASSETS AND
    LIABILITIES (Net)                         (9.1)              (27,320,376)
                                              -----              ------------
NET ASSETS                                   100.0%             $300,157,842
                                             =====              ============

---------
   *  Aggregate cost for Federal tax purposes.
  ** As of December 31, 1998, the market value of the securities on loan is $28,551,542. Collateral received for securities loaned of $29,166,553 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 +++ Variable rate security. The interest rate shown reflects the rate currently in effect.
   #  Amount represents less than 0.1% of net assets.

                   See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund
     Portfolio of Investments, December 31, 1998 (Unaudited)


                                                                                 Ratings
Principal                                                                   --------------------
Amount                                                                        S&P        Moody's               Value
---------                                                                   --------     -------             -------
MUNICIPAL BONDS AND NOTES -- 96.8%
     Michigan -- 96.8%
   $ 750,000  Allegan, Michigan, Public School District,
                 (AMBAC Insured),
                 5.000% due 05/01/2022                                          AAA          Aaa             $ 742,890
              Birmingham, Michigan, City School District:
   1,000,000    5.000% due 11/01/2018                                           AA+          Aa2             1,002,220
   1,000,000    7.000% due 11/01/2008                                           AA+          Aa2             1,199,180
   1,500,000  Cedar Springs, Michigan, Public School District,
                 (FSA Insured),
                 5.000% due 05/01/2024                                          AAA          Aaa             1,472,640
   1,000,000  Central Michigan University Revenue, (FGIC Insured),
                 5.500% due 10/01/2026                                          AAA          Aaa             1,101,900
     610,000  Clarkston, Michigan, Community Schools, GO, Pre-refunded,
                 5.750% due 05/01/2005                                          AAA          Aaa               673,800
     515,000  Clinton Township, Michigan Building Authority, Refunding,
                 (AMBAC Insured),
                 4.750% due 11/01/2012                                          AAA          NR                525,336
     600,000  Clintondale Community Schools, Michigan, GO,
                 5.250% due 05/01/2015                                          AA+          Aa2               616,080
              De Witt, Michigan, Public Schools, GO:
     750,000    4.700% due 05/01/2012                                           AAA          Aaa               740,243
   1,055,000    (AMBAC Insured, Q-SBLF),
                 5.500% due 05/01/2011                                          AAA          Aaa             1,159,719
     700,000  Dearborn School District, Michigan, GO, (MBIA Insured),
                 5.000% due 05/01/2014                                          AAA          Aaa               706,251
   1,300,000  Detroit, Michigan, City School District, Series C,
                 5.250% due 05/01/2011                                          AAA          Aaa             1,383,382
   1,055,000  Detroit, Michigan, Water Supply System,
                 (MBIA Insured), Series B,
                 5.400% due 07/01/2011                                          AAA          Aaa             1,145,730
              Detroit, Michigan, Water Supply Systems, Revenue:
     500,000    Series A,
                 5.000% due 07/01/2027                                          AAA          Aaa               491,900
     375,000    Series A,
                 5.750% due 07/01/2011                                          AAA          Aaa               419,696
   1,000,000  Dexter Community Schools, Michigan, GO,
                 5.100% due 05/01/2018                                          AAA          Aaa             1,024,740
   1,000,000  Eastern Michigan University Revenue, GO, (FGIC Insured),
                 5.500% due 06/01/2017                                          AAA          Aaa             1,057,930
   1,000,000  Ferris State University, Michigan, Revenue General,
                 (AMBAC Insured),
                 5.000% due 10/01/2023                                          AAA          Aaa               995,860
   1,000,000  Ferris State University, Michigan, Revenue Refunding,
                 (MBIA Insured),
                 5.250% due 10/01/2015                                          AAA          Aaa             1,034,000
              Grand Rapids, Michigan:
     500,000    Building Authority,
                 4.550% due 04/01/2010                                          AA-          Aa3               498,035
     705,000    Building Authority,
                 5.000% due 04/01/2016                                          AA-          Aa3               721,307
   1,000,000    Community College Refunding, GO, (MBIA Insured),
                 5.375% due 05/01/2019                                          AAA          Aaa             1,023,340
     635,000  Grand Valley, Michigan State University Revenue,
                 5.500% due 02/01/2018                                          AAA          NR                685,984
     500,000  Holland, Michigan, Water Supply Systems,
                 5.375% due 07/01/2017                                          A+           A1                513,790
   1,000,000  Hudsonville Public Schools, Michigan, Refunding,
                 (FGIC Insured),
                 5.150% due 05/01/2027                                          AAA          Aaa             1,002,350
   1,100,000  Ingham County Michigan, Refunding, (FSA Insured),
                 5.125% due 11/01/2012                                          AAA          Aaa             1,160,599
     610,000  Kalamazoo, Michigan, Building Authority,
                 5.250% due 10/01/2017                                          AAA          Aaa               636,700
   1,000,000  Kalamazoo, Michigan, City School District, GO,
                 (FGIC Insured),
                 5.700% due 05/01/2016                                          AAA          Aaa             1,061,370
   1,500,000  Kalamazoo, Michigan, Hospital Finance Authority Revenue,
                 Series A, (FGIC Insured),
                 6.250% due 06/01/2014                                          AAA          Aaa             1,722,285
     500,000  Kenowa Hills, Michigan, Public Schools, GO, (MBIA Insured),
                 5.625% due 05/01/2010                                          AAA          Aaa               534,410
   1,000,000  Kent County, Michigan, Building Authority,
                 4.750% due 06/01/2011                                          AAA          Aa2             1,000,210
              Lincoln, Michigan, Consolidate School District:
     650,000    7.000% due 05/01/2005                                           AA+          Aa1               758,264
     500,000    (FSA Insured),
                 5.000% due 05/01/2018                                          AAA          Aaa               497,500
   1,000,000  Lincoln, Michigan, School District, Refunding,
                 5.000% due 05/01/2011                                          AAA          Aaa             1,035,980
   1,000,000  Lowell, Michigan, Area Schools, (FGIC Insured),
                 5.625% due 05/01/2009                                          AAA          Aaa             1,087,610
              Michigan Municipal Bond Authority Revenue:
   1,025,000    Clean Water Revolving Fund,
                 5.000% due 10/01/2005                                          AA+          Aa1             1,080,565
     550,000    Local Government Loan (AMBAC Insured),
                 4.550% due 05/01/2008                                          AAA          NR                559,202
   1,000,000    School Loan,
                 5.250% due 12/01/2010                                          AA           Aa2             1,072,840
   1,250,000    State Revolving Fund,
                 5.125% due 10/01/2020                                          AA+          Aa1             1,248,850
   1,100,000  Michigan Public Power Agency Revenue, (Belle River Project),
                 Series A,
                 5.250% due 01/01/2018                                          AA-          A1              1,105,907
   1,000,000  Michigan State Building Authority Revenue, Facilities Project,
                 Series II,
                 5.000% due 10/15/2014                                          AA           Aa2             1,017,880
   1,000,000  Michigan State Comprehensive Transportation Revenue
                 Series A, (MBIA Insured),
                 5.250% due 08/01/2012                                          AAA          Aaa             1,045,000
   1,200,000  Michigan State Enviromental Protection Program, GO,
                 6.250% due 11/01/2012                                          AA+          Aa1             1,403,280
              Michigan State Environmental Protection Program:
     500,000    5.000% due 11/01/2011                                           AA+          Aa1               521,030
   1,000,000    6.000% due 11/01/2006                                           AA+          Aa1             1,122,110
              Michigan State Hospital Finance Authority Revenue:
     500,000    (Hackley Hospital), Series A,
                 4.800% due 05/01/2005                                          NR           A3                510,275
   1,000,000    (Henry Ford Continuing Care), Series A,
                 5.250% due 11/15/2025                                          AA-          Aa3             1,003,820
   1,000,000    (Mercy Health Services), Series S,
                 5.500% due 08/15/2020                                          AA-          Aa3             1,034,470
     715,000    (Saint John Hospital & Medical Center) Series A,
                 6.000% due 05/15/2010                                          AAA          Aaa               813,405
              Michigan State Housing Development Authority:
   1,000,000    Series A, (AMBAC Insured),
                 6.450% due 12/01/2014                                          AA+          NR              1,064,470
     500,000    Series A, AMT, (AMBAC Insured),
                 6.050% due 12/01/2027                                          AAA          Aaa               525,960
     750,000  Michigan State Housing Single Family Mortgage,
                 Series B, AMT,
                 5.200% due 12/01/2018                                          AAA          NR                750,038
              Michigan State Trunk Line:
   1,000,000    Series A,
                 5.000% due 11/01/2026                                          AAA          Aaa               991,250
   1,000,000    Series A,
                 5.250% due 11/01/2011                                          AA-          Aa3             1,063,100
   1,000,000  Michigan State Trunk Line Highway Revenue,
                 Pre-refunding, Series A, (FGIC Insured),
                 5.500% due 11/01/2006                                          AAA          Aaa             1,103,600
     500,000  Michigan State University Revenues, General Series A,
                 5.125% due 02/15/2016                                          AAA          Aaa               506,435
   1,500,000  Montrose, Michigan, School District, GO,
                 (MBIA Insured, Q-SBLF),
                 6.200% due 05/01/2017                                          AAA          Aaa             1,735,995
     500,000  Oakland Community College, Michigan, Refunding and
                 Improvement, GO, (MBIA Insured),
                 5.250% due 05/01/2018                                          AAA          Aaa               506,580
              Oakland County Michigan:
     700,000    Detroit Country Day School Project,
                 4.950% due 10/01/2018                                          NR           Aaa               685,251
   1,000,000    Novi Wastewater Control Systems,
                 5.000% due 05/01/2007                                          AA+          Aa3             1,063,770
   1,000,000  Plainwell, Michigan Community School District, Refunding,
                 (FSA Insured),
                 5.000% due 05/01/2018                                          AAA          Aaa               995,000
     500,000  Redford, Michigan Union School District, MB,
                 5.500% due 05/01/2014                                          AAA          Aaa               541,530
   1,500,000  Redford, Michigan Union School District, Refunding,
                 5.000% due 05/01/2022                                          AAA          Aaa             1,514,565
   1,000,000  Redford, Michigan, Unified School District, GO,
                 (FGIC Insured, Q-SBLF),
                 5.750% due 05/01/2011                                          AAA          Aaa             1,114,150
   1,750,000  Rochester Community School District, Michigan, GO,
                 (MBIA Insured),
                 5.000% due 05/01/2019                                          AAA          Aaa             1,770,055
     750,000  Rockford Michigan Public Schools, (FGIC Insured),
                 6.500% due 05/01/2009                                          AAA          Aaa               881,242
   1,000,000  Saint Johns, Michigan, Public Schools District, GO,
                 (FGIC Insured, Q-SBLF),
                 5.625% due 05/01/2020                                          AAA          Aaa             1,097,670
   1,000,000  South Lake, Michigan, Public Schools System,
                 (FGIC Insured),
                 5.125% due 05/01/2014                                          AAA          Aaa             1,042,500
   1,000,000  South Redford, Michigan, School District, GO,
                 (FGIC Insured, Q-SBLF),
                 5.350% due 05/01/2010                                          AAA          Aaa             1,057,840
     750,000  Three Rivers, Michigan, Community Schools, Pre-refunded,
                 5.600% due 05/01/2010                                          AAA          Aaa               828,547
   1,000,000  West Bloomfield School District, Michigan, GO,
                 (MBIA Insured),
                 5.125% due 05/01/2014                                          AAA          Aaa             1,016,070
   1,000,000  Williamston, Michigan, Community School District,
                 (MBIA Insured),
                 5.500% due 05/01/2025                                          AAA          Aaa             1,082,200
     500,000  Willow Run, Michigan, Community Schools, GO,
                 (AMBAC Insured, Q-SBLF),
                 5.000% due 05/01/2016                                          AAA          Aaa               500,450
                                                                                                          ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $66,079,569)                                                                                        68,410,133
                                                                                                          ------------
Shares
---------
SHORT-TERM INVESTMENTS -- 2.1%
  (Cost $1,470,363)
     673,079  Valiant Fund Tax Exempt Money Market                                                           1,470,363
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $67,549,932*)                                                 98.9%                 69,880,496
OTHER ASSETS AND LIABILITIES (Net)                                                     1.1                     809,544
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $ 70,690,040
                                                                                     =====                ============

---------

*Aggregate cost for Federal tax purposes.


ABBREVIATIONS:
AMBAC    -- American Municipal Bond Assurance Corporation
AMT      -- Alternative Minimum Tax
FGIC     -- Federal Guaranty Insurance Corporation
FSA      -- Financial Security Assurance
GO       -- Government Obligation Bonds
MBIA     -- Municipal Bond Investors Assurance
Q-SBLF   -- Qualified School Bond Loan Fund

                     See Notes to Financial Statement.

Munder Tax-Free Bond Fund
  Portfolio of Investments, December 31, 1998 (Unaudited)


                                                                                 Ratings
Principal                                                                   --------------------
Amount                                                                        S&P        Moody's               Value
---------                                                                   --------     -------             -------

MUNICIPAL BONDS AND NOTES -- 96.6%
     Arizona -- 1.5%
 $ 1,600,000  Phoenix, Arizona Water Systems Revenue, ETM,
                 8.000% due 06/01/2003                                          AAA          Aaa           $ 1,866,464
   1,000,000  Tempe, Arizona, High School District Number 213,
                 (FGIC Insured),
                 4.500% due 07/01/2010                                          AAA          Aaa             1,005,890
                                                                                                          ------------
                                                                                                             2,872,354
                                                                                                          ------------
     California -- 2.3%
   2,905,000  Perris, California Community Facilities Revenue, ETM,
                 8.750% due 10/01/2021                                          AAA          Aaa             4,334,057
                                                                                                          ------------
     Colorado -- 0.8%
   1,350,000  Colorado Health Facilities, Hospital Revenue Bonds,
                 Series A, Pre-refunded,
                 6.875% due 02/15/2023                                          NR           Aaa             1,526,823
                                                                                                          ------------
     Delaware -- 0.9%
   1,555,000  Delaware State Economic Development Authority,
                 Osteopathic Hospital Associates Delaware, Series A,
                 6.500% due 01/01/2008                                          NR           Aaa             1,788,157
                                                                                                          ------------
     District of Columbia -- 1.3%
   2,500,000  District of Columbia, Washington, Revenue,
                 Smithsonian Institution,
                 5.000% due 02/01/2028                                          AAA          Aaa             2,407,725
                                                                                                          ------------
     Florida -- 12.7%
   2,000,000  Dade County, Florida, GO, (FGIC Insured),
                 12.000% due 10/01/2001                                         AAA          Aaa             2,425,020
   2,000,000  Florida State, Board of Education,
                 Administrative Capital Revenue,
                 8.400% due 06/01/2007                                          AA+          Aa2             2,564,020
   3,000,000  Gainesville, Florida, Utility Systems Revenue, Series A,
                 6.500% due 10/01/2012                                          AA           Aa3             3,578,430
   2,500,000  Orlando, Florida, Utilities Commission, Water and
                 Electric Revenue Refunding, Series D,
                 6.750% due 10/01/2017                                          AA-          Aa2             3,045,500
              Palm Beach County, Florida:
   2,285,000    Criminal Justice, (FGIC Insured),
                 5.750% due 06/01/2013                                          AAA          Aaa             2,572,019
   3,050,000    GO,
                 6.750% due 07/01/2011                                          AA           Aa2             3,699,528
   5,000,000  Port Everglades, Florida, Port Authority Revenue, ETM,
                 7.125% due 11/01/2016                                          AAA          Aaa             6,320,650
                                                                                                          ------------
                                                                                                            24,205,167
                                                                                                          ------------
     Georgia  -- 4.4% Georgia State, GO:
   2,500,000    7.400% due 08/01/2007                                           AAA          Aaa             3,093,975
   2,000,000    Series B,
                6.250% due 03/01/2011                                           AAA          Aaa             2,353,120
   2,500,000  Metro Atlanta Rapid Transit Authority, Series K,
                 6.250% due 07/01/2018                                          AA-          A1              2,880,025
                                                                                                          ------------
                                                                                                             8,327,120
                                                                                                          ------------
     Hawaii -- 1.3%
   2,000,000  Honolulu, Hawaii, GO,
                 7.350% due 07/01/2008                                          AA           Aa2             2,466,800
                                                                                                          ------------
     Illinois -- 6.4%
   1,000,000  Addison, Illinois, Single-family Mortgage Revenue, ETM,
                 7.500% due 04/01/2011                                          AAA          NR              1,210,010
   2,500,000  Chicago, Illinois, Wastewater Transmission
                 Revenue, (FGIC Insured),
                 5.375% due 01/01/2013                                          AAA          Aaa             2,679,050
   2,500,000  Du Page County, Illinois, Stormwater Project,
                 5.600% due 01/01/2021                                          AAA          Aaa             2,716,625
              Illinois State, Sales Tax Revenue:
   1,500,000    Series P,
                 6.500% due 06/15/2022                                          AAA          Aa2             1,794,960
   2,500,000    Series Y,
                 5.250% due 06/15/2009                                          NR           Aa2             2,699,275
   1,000,000  Regional Transport Authority, Illinois, (FGIC Insured),
                 6.000% due 06/01/2015                                          AAA          Aaa             1,125,340
                                                                                                          ------------
                                                                                                            12,225,260
                                                                                                          ------------
     Indiana -- 2.9%
   3,000,000  Indiana State Office Building Capital Revenue, (MBIA Insured),
                 7.400% due 07/01/2015                                          AAA          Aaa             3,849,720
   1,525,000  Indiana Transportation Finance Airport Lease,
                 Refunding Series A, (AMBAC Insured),
                 6.000% due 11/01/2010                                          AAA          Aaa             1,747,513
                                                                                                          ------------
                                                                                                             5,597,233
                                                                                                          ------------
     Maryland -- 3.3%
   3,000,000  Baltimore, Maryland, (Water Projects),
                 Series A, (FGIC Insured),
                 5.000% due 07/01/2024                                          AAA          Aaa             3,044,010
   2,000,000  Baltimore, Maryland, Series A, (FGIC Insured),
                 5.900% due 07/01/2010                                          AAA          Aaa             2,277,360
   1,000,000  Prince Georges County, Maryland, GO,
                 Public Improvement, (MBIA Insured),
                 5.000% due 04/15/2006                                          AAA          Aaa             1,055,450
                                                                                                          ------------
                                                                                                             6,376,820
                                                                                                          ------------
     Massachusetts -- 5.9%
   3,500,000  Massachusetts Bay Transport Authority, General
                 Transportation Systems, Series A, (MBIA Insured),
                 5.500% due 03/01/2011                                          AAA          Aaa             3,844,435
   1,150,000  Massachusetts State, Series C,
                 5.250% due 08/01/2010                                          AA-          Aa3             1,228,993
   1,000,000  Massachusetts State Port Authority Revenue, Refunding
                 Series A,
                 5.750% due 07/01/2012                                          AA-          Aa3             1,117,640
   2,000,000  Massachusetts State, Grant Anticipation Notes, Series A,
                 5.250% due 12/15/2012                                          NR           Aa3             2,140,800
   3,000,000  Massachusetts State, Turnpike Authority Revenue,
                 Department of Transportation, Senior Series A,
                 (MBIA Insured),
                 5.125% due 01/01/2023                                          AAA          Aaa             3,006,690
                                                                                                          ------------
                                                                                                            11,338,558
                                                                                                          ------------
     Michigan -- 15.8%
   1,500,000  Birmingham, Michigan City School District,
                 5.000% due 11/01/2018                                          AA+          Aa2             1,503,330
   1,500,000  Clarkston, Michigan, Community Schools, GO, Pre-refunded,
                 5.750% due 05/01/2016                                          AAA          Aaa             1,656,885
   1,500,000  Detroit Michigan City School District, GO, Series C,
                 (FGIC Insured),
                 5.250% due 05/01/2011                                          AAA          Aaa             1,596,210
   2,000,000  Grand Valley, Michigan State University Revenue,
                 (FGIC Insured),
                 5.500% due 02/01/2018                                          AAA          NR              2,160,580
   2,120,000  Kent County, Michigan, Building Authority, GO,
                 4.875% due 06/01/2012                                          AAA          Aa2             2,143,574
              Michigan Municipal Bond Authority Revenue:
   1,000,000    School Loan,
                 5.000% due 12/01/2008                                          AA           Aa2             1,061,310
   1,000,000    School Loan,
                 5.250% due 12/01/2010                                          AA           Aa2             1,072,840
   5,000,000  Michigan State, Enviromental Protection Program, GO,
                 6.250% due 11/01/2012                                          AA+          Aa1             5,847,000
   2,000,000  Michigan State, Environmental Protection Program,
                 5.000% due 11/01/2011                                          AA+          Aa1             2,084,120
              Michigan State, Hospital Finance Authority Revenue:
   2,250,000    (Henry Ford Health System), (AMBAC Insured),
                 6.000% due 09/01/2011                                          AAA          Aaa             2,574,630
   1,000,000    (McLaren Health Care Corporation) Series A,
                 5.250% due 06/01/2009                                          NR           A1              1,053,660
   1,000,000    (Saint John Hospital & Medical Center) Series A,
                 (AMBAC Insured),
                 6.000% due 05/15/2010                                          AAA          Aaa             1,137,630
   1,000,000  Michigan State, Trunk Line, Series A, (MBIA Insured),
                 5.000% due 11/01/2026                                          AAA          Aaa               991,250
   2,500,000  Rochester Community School District, Michigan, GO,
                 Pre-refunded, (Q-SBLF),
                 5.000% due 05/01/2019                                          AAA          Aaa             2,528,650
   1,500,000  South Lake, Michigan, Public Schools System,
                 5.125% due 05/01/2014                                          AAA          Aaa             1,563,750
   1,000,000  Western Michigan University Revenues, Pre-refunded,
                 6.125% due 11/15/2022                                          AAA          Aaa             1,101,850
                                                                                                          ------------
                                                                                                            30,077,269
                                                                                                          ------------
     Minnesota -- 1.9%
   1,000,000  St. Paul Minnesota, Tax Increment Block 39 Project,
                 Series A,
                 4.750% due 02/01/2016                                          AA+          Aa2               984,910
   2,500,000  University of Minnesota, Series A,
                 5.500% due 07/01/2021                                          AA           Aa2             2,696,325
                                                                                                          ------------
                                                                                                             3,681,235
                                                                                                          ------------
     Missouri -- 0.6%
   1,000,000  St. Louis County, Missouri,
                 5.250% due 02/01/2008                                          AAA          Aaa             1,081,940
                                                                                                          ------------
     Nevada -- 1.5%
   2,500,000  Nevada State, Refunding Series A1,
                 6.000% due 05/15/2009                                          AA           Aa2             2,857,975
                                                                                                          ------------
     New Mexico -- 0.6%
   1,000,000  Bernalillo County, New Mexico, Gross Receipts,
                 5.750% due 10/01/2017                                          AA           Aa3             1,112,560
                                                                                                          ------------
     New York -- 0.8%
   1,500,000  New York City, New York, Municipal Water Finance Authority,
                 Water & Sewer System Revenue, Series A,
                 5.125% due 06/15/2021                                          NR           A2              1,495,095
                                                                                                          ------------
     North Carolina -- 4.1%
   3,000,000  Charlotte, North Carolina,
                 5.000% due 06/01/2006                                          AAA          Aaa             3,193,230
   2,000,000  North Carolina, Eastern Municipal Power Agency,
                 Power System Revenue, Series A, Pre-refunded,
                 4.500% due 01/01/2024                                          AAA          Aaa             1,887,880
   2,500,000  North Carolina, Municipal Power Agency,
                 Catawba Electric Revenue, (AMBAC Insured), ETM,
                 5.500% due 01/01/2013                                          AAA          Aaa             2,727,050
                                                                                                          ------------
                                                                                                             7,808,160
                                                                                                          ------------
     Ohio -- 5.0%
   1,000,000  Cleveland, Ohio, GO, (MBIA Insured),
                 4.400% due 10/01/2011                                          AAA          Aaa               972,990
   1,350,000  Cleveland, Ohio, Waterworks Revenue, (MBIA Insured),
                 5.500% due 01/01/2021                                          AAA          Aaa             1,462,307
   2,500,000  Columbus, Ohio, Series 2,
                 5.000% due 06/15/2015                                          AAA          Aaa             2,554,000
   2,000,000  Ohio State, GO,
                 6.650% due 09/01/2009                                          AA+          Aa1             2,367,600
              University Cincinnati, Ohio, General Receipts:
     585,000    Series AA,
                 5.500% due 06/01/2012                                          A-1          Aa                616,976
   1,450,000    Series T,
                 5.500% due 06/01/2013                                          A-1          Aa              1,543,438
                                                                                                          ------------
                                                                                                             9,517,311
                                                                                                          ------------
     Oklahoma -- 0.7%
   1,000,000  Blackwell, Oklahoma, Hospital and Trust Authority,
                 First Mortgage Revenue,
                 (Blackwell Regional Hospital), ETM,
                 8.350% due 05/01/2009                                          AAA          NR              1,262,440
                                                                                                           -----------
     Oregon -- 0.5%
   1,025,000  Tualatin Hills, Oregon, Park and Recreational District, GO,
                 (FGIC Insured),
                 4.600% due 03/01/2011                                          AAA          Aaa             1,027,460
                                                                                                          ------------
     Pennsylvania -- 2.6%
   2,500,000  Pennsylvania Intergovernmental Cooperative,
                 Philadelphia Funding Program, Pre-refunded,
                 6.750% due 06/15/2021                                          AAA          Aaa             2,886,950
   2,000,000  Pennsylvania State, GO,
                 5.000% due 10/15/2015                                          AA           Aa3             2,024,020
                                                                                                          ------------
                                                                                                             4,910,970
                                                                                                          ------------
     Rhode Island -- 0.6%
   1,000,000  Rhode Island Depositors Economic Protection, ETM,
                 5.800% due 08/01/2012                                          AAA          Aaa             1,123,160
                                                                                                          ------------
     South Carolina -- 1.2%
   2,215,000  South Carolina, State Highway, Series B,
                 5.650% due 07/01/2021                                          AAA          Aaa             2,350,868
                                                                                                          ------------
     Tennessee -- 1.3%
   1,475,000  Johnson City, Tennessee, Water & Sewer, (FGIC  Insured),
                 4.750% due 06/01/2013                                          AAA          Aaa             1,488,452
   1,000,000  Williamson County, Tennessee, Refunding, GO,
                 5.500% due 09/01/2014                                          NR           Aa1             1,087,800
                                                                                                          ------------
                                                                                                             2,576,252
                                                                                                          ------------
     Texas -- 8.9%
   1,000,000  Harris County, Texas, Toll Road Series A, Pre-refunded,
                 6.125% due 08/15/2020                                          AAA          Aa2             1,127,170
   4,000,000  Houston, Texas, Airport Systems Revenue, ETM,
                 9.500% due 07/01/2010                                          AAA          Aaa             5,415,360
   2,750,000  Houston, Texas, Water & Sewer Systems Revenue,
                 Series A, Pre-refunded,
                 6.200% due 12/01/2023                                          AAA          Aaa             3,111,652
              San Antonio, Texas, Electric & Gas Revenue:
     995,000    Series A,
                 5.000% due 02/01/2012                                          NR           Aa1             1,008,483
       5,000    Series A, ETM,
                 5.000% due 02/01/2012                                          NR           NR                  5,067
   2,000,000  Spring, Texas, Independent School District Authority,
                 GO, (PSFG),
                 6.875% due 08/15/2009                                          AAA          Aaa             2,404,500
   2,000,000  Texas State, Refunding Water Financial Assistance, Series C,
                 5.000% due 08/01/2018                                          AAA          Aaa             1,994,940
   2,000,000  University Texas Permanent University Fund,
                 4.750% due 07/01/2018                                          AAA          Aaa             1,955,180
                                                                                                          ------------
                                                                                                            17,022,352
                                                                                                          ------------
     Utah -- 1.2%
   2,000,000  Utah State, Building Ownership Authority,
                 5.500% due 05/15/2009                                          AAA          Aaa             2,199,820
                                                                                                          ------------
     Virginia -- 1.3%
   2,500,000  Richmond, Virginia, Series B,
                 5.000% due 01/15/2021                                          AAA          Aaa             2,490,225
                                                                                                          ------------
     Washington -- 2.3%
   1,815,000  Douglas County, Washington, Public Utility District No. 1,
                 GO, (Wells Hydroelectric Project), Pre-refunded,
                 8.750% due 09/01/2018                                           A            A              2,444,242
   1,000,000  King County, Washington, Series B, (MBIA Insured),
                 4.750% due 01/01/2020                                          AAA          Aaa               953,970
   1,000,000  Vancouver, Washington, Water & Sewer Revenue,
                 (MBIA Insured),
                 4.250% due 06/01/2009                                          AAA          Aaa               996,220
                                                                                                          ------------
                                                                                                             4,394,432
                                                                                                          ------------
     Wisconsin -- 2.0%
   1,500,000  Wisconsin State, GO,
                 5.000% due 11/01/2007                                          AA           Aa2             1,595,970
              Wisconsin State, Transportation Revenue:
   1,000,000    Series A,
                 5.500% due 07/01/2011                                          AA-          A1              1,085,490
   1,000,000    Series A,
                 5.500% due 07/01/2012                                          AA-          A1              1,086,340
                                                                                                          ------------
                                                                                                             3,767,800
                                                                                                          ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $174,799,647)                                                                                      184,223,398
                                                                                                          ------------
SHORT-TERM INVESTMENTS -- 1.4%
  (Cost $2,624,430)
   2,624,430  Valiant Fund Tax Exempt Money Market                                                           2,624,430
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $177,424,077*)                                                98.0%                186,847,828
OTHER ASSETS AND LIABILITIES (Net)                                                     2.0                   3,882,704
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $190,730,532
                                                                                     =====                ============

---------

*Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
ETM -- Escrowed to Maturity
FGIC -- Federal Guaranty Insurance Corporation
GO -- Government Obligation Bonds
MBIA -- Municipal Bond Investors Assurance
PSFG -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.


Munder Tax-Free Intermediate Bond Fund
  Portfolio of Investments, December 31, 1998 (Unaudited)

                                                                                 Ratings
Principal                                                                   --------------------
Amount                                                                        S&P        Moody's               Value
---------                                                                   --------     -------             -------
MUNICIPAL BONDS AND NOTES -- 97.5%
     Alabama -- 1.6%
 $ 3,500,000  Alabama State Public School and College Authority
                 Revenue, Series A,
                 5.750% due 08/01/2003                                          AA           Aa3           $ 3,762,605
   1,000,000  Huntsville, Alabama Health Care,
                 Series B, Pre-refunded,
                 6.625% due 06/01/2023                                          AAA          Aaa             1,145,140
                                                                                                          ------------
                                                                                                             4,907,745
                                                                                                          ------------
     Arizona -- 0.9%
   2,500,000  Tempe, Arizona, High School District, GO,
                 6.250% due 07/01/2004                                          AAA          Aaa             2,785,825
                                                                                                          ------------
     California -- 3.2%
   3,000,000  Los Angeles County, California, Metropolitan
                 Transportation Authority, Sales Tax Revenue,
                 Series B, (AMBAC Insured),
                 8.000% due 07/01/2003                                          AAA          Aaa             3,511,440
   5,070,000  Sacramento County, California, Sanitation District
                 Financing Authority Revenue,
                 9.000% due 12/01/2002                                          AA           Aa3             6,037,863
                                                                                                          ------------
                                                                                                             9,549,303
                                                                                                          ------------
     Colorado -- 1.8%
   5,000,000  Arapahoe County, Colorado, School District, Cherry
                 Creek Referendum,
                 5.500% due 12/15/2006                                          AA           Aa2             5,481,800
                                                                                                          ------------
     Delaware -- 0.9%
   2,500,000  Delaware State, GO, Series A,
                 5.000% due 01/01/2007                                          AA+          Aa1             2,654,025
                                                                                                          ------------
     Florida -- 4.9%
   4,000,000  Dade County, Florida, School District,
                 (MBIA Insured),
                 6.000% due 07/15/2005                                          AAA          Aaa             4,474,760
   2,500,000  Florida State, Board of Education, Capital Outlay,
                 Series D,
                 6.000% due 06/01/2005                                          AA+          Aa2             2,785,700
   3,650,000  Jacksonville, Florida, Electric Authority Revenue,
                 St. John's River Power Park System, Series 10,
                 6.500% due 10/01/2003                                          AA           Aa2             4,067,670
   3,000,000  Orlando, Florida, Utilities Commission, Water and
                 Electric Revenue,
                 Series A, Pre-refunded,
                 6.500% due 10/01/2020                                          AA-          Aaa             3,278,970
                                                                                                          ------------
                                                                                                            14,607,100
                                                                                                          ------------
     Georgia -- 0.8%
   1,975,000  Georgia State, Series C,
                 7.250% due 07/01/2006                                          AAA          Aaa             2,388,506
                                                                                                          ------------
     Hawaii -- 2.4%
   3,000,000  Hawaii State, GO, Series BZ,
                 6.250% due 10/01/2002                                          A+           A1              3,238,350
   3,650,000  Honolulu, Hawaii, City and County, GO, Series A, ETM,
                 10.000% due 08/01/2000                                         AA           Aaa             4,012,007
                                                                                                          ------------
                                                                                                             7,250,357
                                                                                                          ------------
     Illinois -- 7.9%
   4,500,000  Chicago, Illinois, Metropolitan Water District,
                 Capital Improvement,
                 6.700% due 01/01/2003                                          AA           Aa2             4,960,980
   6,000,000  Illinois Educational Facilities Authority
                 Revenues, Mandatory Put 11/01/2007,
                 4.850% due 11/01/2032                                          AA+          Aa1             6,268,140
   2,000,000  Illinois Health Facilities Authority Revenue, Pre-refunded,
                 5.500% due 05/15/2023                                          AAA          Aaa             2,166,700
   4,000,000  Illinois State Sales Tax Revenue, Series Y,
                 5.250% due 06/15/2007                                          NR           Aa2             4,305,560
   4,525,000  Lake County, Illinois, Adalai E. Stevenson School District,
                 No. 125,
                 5.500% due 01/01/2003                                          NR           Aa1             4,789,848
   1,000,000  Waukegan, Illinois, Series A, Pre-refunded,
                 6.750% due 11/15/2013                                          AAA          Aaa             1,161,000
                                                                                                          ------------
                                                                                                            23,652,228
                                                                                                          ------------
     Indiana -- 1.5%
   4,000,000  Kokomo, Indiana, Hospital Authority Revenue,
                 Saint Joseph's Hospital, Pre-refunded,
                 6.350% due 08/15/2013                                          AAA          Aaa             4,528,520
                                                                                                          ------------
     Maryland -- 4.6%
              Maryland State:
   3,000,000    5.250% due 06/15/2006                                           AAA          Aaa             3,239,490
   2,500,000    State & Local Facilities Series 2, GO,
                 5.000% due 08/01/2004                                          AAA          Aaa             2,648,700
   2,275,000    State & Local Facilities Series 3, GO,
                 5.000% due 10/15/2005                                          AAA          Aaa             2,423,944
   5,000,000  Prince George's County, Maryland, Consolidated
                 Public Improvement, GO,
                 (MBIA Insured),
                 6.250% due 01/01/2005                                          AAA          Aaa             5,590,150
                                                                                                          ------------
                                                                                                            13,902,284
                                                                                                          ------------
     Massachusetts -- 1.1%
   1,000,000  Massachusetts State, Series C,
                 5.250% due 08/01/2008                                          AA-          Aa3             1,082,400
   2,000,000  Massachusetts Water Resource Authority Revenue,
                 Series A, Pre-refunded,
                 6.750% due 07/15/2012                                          AAA          Aaa             2,234,980
                                                                                                          ------------
                                                                                                             3,317,380
                                                                                                          ------------
     Michigan -- 25.6%
   1,415,000  Birmingham, Michigan, City School District,
                 7.000% due 11/01/2007                                          AA+          Aa2             1,709,589
   2,500,000  Caledonia, Michigan, Community Schools,
                 (AMBAC Insured), Pre-refunded,
                 6.700% due 05/01/2022                                          AAA          Aaa             2,776,350
   1,000,000  Clarkston, Michigan, Community Schools, GO,
                 Pre-refunded,
                 5.750% due 05/01/2016                                          AAA          Aaa             1,104,590
   1,000,000  Detroit, Michigan, Sewage Disposal Revenue, Series A,
                 4.600% due 07/01/2004                                          AAA          Aaa             1,029,530
   2,000,000  Detroit, Michigan, Water Supply Systems Revenue,
                 Senior Lien, Series A,
                 5.250% due 07/01/2006                                          AAA          Aaa             2,128,540
   2,350,000  Gaylord, Michigan, Community Schools, GO,
                 Pre-refunded,
                 6.600% due 05/01/2021                                          AA           Aa2             2,598,606
   3,075,000  Goodrich, Michigan, Area School District,
                 Pre-refunded,
                 5.875% due 05/01/2024                                          AAA          Aaa             3,441,847
   1,000,000  Lake Orion, Michigan, Community School District,
                 Pre-refunded,
                 7.000% due 05/01/2020                                          AAA          Aaa             1,176,840
   2,000,000  Livonia, Michigan, Public Schools, (FGIC Insured),
                 Series II, Pre-refunded,
                 6.300% due 05/01/2022                                          AAA          Aaa             2,196,320
              Michigan State, Building Authority Revenue, Series I:
   2,500,000    6.500% due 10/01/2004                                           AA           Aa2             2,821,050
   5,600,000    (AMBAC Insured), 6.000% due 10/01/2006                          AAA          Aaa             6,264,272
   2,500,000    (AMBAC Insured), 6.250% due 10/01/2003                          AAA          Aaa             2,751,925
              Michigan State, Hospital Finance Authority Revenue:
   1,000,000    McLaren Health Care Corporation, Series A,
                 5.250% due 06/01/2008                                          NR           A1              1,057,260
   5,250,000    McLaren Obligated Group, Series A,
                 Pre-refunded,
                 7.500% due 09/15/2021                                          NR           Aaa             5,865,772
   2,900,000  Oakwood Hospital Obligated Group,
                 (FGIC Insured), Pre-refunded,
                 7.000% due 07/01/2010                                          AAA          Aaa             3,107,408
   3,870,000  Oakwood Hospital Obligated Group,
                 Pre-refunded,
                 7.100% due 07/01/2018                                          AAA          Aaa             4,152,317
   1,450,000  Michigan State, Housing Development Authority, Series A,
                 Rental Housing Revenue, AMT,
                 5.000% due 10/01/2003                                          AAA          Aaa             1,497,517
   1,095,000  Michigan State, Housing Single Family Mortgage,
                 Series A, AMT,
                 5.300% due 12/01/2006                                          AAA          Aaa             1,144,735
   3,160,000  Michigan State, Trunk Line Highway Revenue, Series A,
                 5.625% due 10/01/2003                                          AA-          Aa3             3,396,558
   3,500,000  Michigan State, Underground Storage Tank Financial
                 Assurance Authority,
                 Series I, (AMBAC Insured),
                 6.000% due 05/01/2006                                          AAA          Aaa             3,895,850
   2,000,000  Michigan, Municipal Bond Authority Revenue, School Loan,
                 5.000% due 12/01/2008                                          AA           Aa2             2,122,620
   4,000,000  Plymouth-Canton, Michigan, Community School District,
                 Series B, (Q-SBLF), GO, Pre-refunded,
                 6.800% due 05/01/2017                                          AA+          Aa1             4,314,280
   2,000,000  Redford, Michigan, Union School District,
                 Pre-refunded,
                 5.950% due 05/01/2015                                          AAA          Aaa             2,253,400
              Rochester Community School District, Michigan, GO:
   2,000,000    6.000% due 05/01/2002                                           AA           Aa2             2,139,100
   2,000,000    Pre-refunded, 6.500% due 05/01/2011                             AA+          NR              2,170,040
   3,000,000  University of Michigan, Hospital Revenue, Series A,
                 7.500% due 12/01/2001                                          AA           Aa2             3,303,930
   1,510,000  Wayne County, Michigan Transportation Fund Series A,
                 5.000% due 10/01/2007                                          AA-          Aa3             1,606,957
   2,500,000  Western Michigan University Revenue, Series A,
                 (AMBAC Insured), Pre-refunded,
                 6.500% due 07/15/2021                                          AAA          Aaa             2,719,150
   2,000,000  Western Michigan University Revenues,
                 Pre-refunded,
                 6.125% due 11/15/2022                                          AAA          Aaa             2,203,700
                                                                                                          ------------
                                                                                                            76,950,053
                                                                                                          ------------
     Minnesota -- 2.1%
   1,000,000  Minneapolis, Minnesota, Special School District, Series B,
                 4.125% due 02/01/2005                                          AA+          Aa1             1,011,860
   1,500,000  Minnesota State,
                 5.000% due 05/01/2002                                          AAA          Aaa             1,560,315
   3,500,000  Minnesota State, GO, Pre-refunded,
                 6.250% due 08/01/2011                                          AAA          Aaa             3,795,750
                                                                                                          ------------
                                                                                                             6,367,925
                                                                                                          ------------
     Missouri -- 1.3%
   3,500,000  Missouri State Regional Convention and Sport,
                 Series A, Pre-refunded,
                 6.900% due 08/15/2021                                          AAA          Aaa             3,954,545
                                                                                                          ------------
     Nebraska -- 1.1%
   2,950,000  Nebraska, Public Power District Revenue, Pre-refunded,
                 6.125% due 01/01/2015                                          AAA          Aaa             3,246,475
                                                                                                          ------------
     New Jersey -- 1.3%
   3,500,000  New Jersey State,
                 6.500% due 07/15/2005                                          AA+          Aa1             4,021,885
                                                                                                          ------------
     New Mexico -- 0.7%
   2,000,000  New Mexico State,
                 4.625% due 09/01/2006                                          AA+          Aa1             2,035,860
                                                                                                          ------------
     New York -- 3.7%
              Municipal Assistance Corporation, City of New York:
   3,600,000    Series G, 5.000% due 07/01/2003                                 AA           Aa2             3,761,532
   2,500,000    Series J, 5.500% due 07/01/2002                                 AA           Aa2             2,635,850
   2,000,000  New York State Thruway Authority Highway & Bridges,
                 Series A,
                 5.250% due 04/01/2001                                          AAA          Aaa             2,068,440
   2,500,000  Triborough, New York, Bridge & Tunnel Authority,
                 General Purpose Series A,
                 5.000% due 01/01/2001                                          A+           Aa3             2,562,150
                                                                                                          ------------
                                                                                                            11,027,972
                                                                                                          ------------
     Ohio -- 2.8%
   1,290,000  Cleveland Ohio,
                 4.150% due 10/01/2008                                          AAA          Aaa             1,269,024
   1,500,000  Cleveland Ohio, Waterworks Revenue, Series I,
                 5.000% due 01/01/2008                                          AAA          Aaa             1,580,265
   2,420,000  Columbus Ohio, Series 1,
                 6.100% due 09/15/2007                                          NR           Aaa             2,567,354
   2,500,000  Warren Ohio Hospital Revenue, Warren General Hospital
                 Project, Series B, Pre-refunded,
                 7.300% due 11/15/2014                                          AAA          NR              2,926,325
                                                                                                          ------------
                                                                                                             8,342,968
                                                                                                          ------------
     Oklahoma -- 1.2%
   3,250,000  Tulsa Oklahoma Industrial Authority Hospital Revenue,
                 Tulsa Regional Medical Center, Pre-refunded,
                 7.200% due 06/01/2017                                          AAA          NR              3,749,038
                                                                                                          ------------
     Oregon -- 0.7%
   2,000,000  Washington County Or Unified Sewer Agency,
                 Agency Sewer Revenue, Pre-refunded,
                 6.125% due 10/01/2012                                          AAA          Aaa             2,232,040
                                                                                                          ------------
     Pennsylvania -- 2.7%
   5,000,000  Intragovernmental Cooperative, Philadelphia Funding
                 Program, Pre-refunded,
                 6.750% due 06/15/2021                                          AAA          Aaa             5,773,900
   2,000,000  Pennsylvania State, GO, Series 3,
                 6.000% due 11/15/2003                                          AA           Aa3             2,190,920
                                                                                                          ------------
                                                                                                             7,964,820
                                                                                                          ------------
     Rhode Island -- 1.9%
   5,100,000  Rhode Island Depositors Economic Protection Corporation,
                 Special Obligation,
                 Series A, Pre-refunded,
                 6.950% due 08/01/2022                                          AAA          Aaa             5,729,646
                                                                                                          ------------
     South Carolina -- 3.1%
   2,000,000  Piedmont Municipal Power Agency, South Carolina
                 Electric, ETM,
                 6.200% due 01/01/2008                                          AAA          Aaa             2,310,540
   3,170,000  South Carolina State Public Service Authority Revenue,
                 Pre-refunded, Santee Cooper,
                 Series D,(AMBAC Insured),
                 6.625% due 07/01/2031                                          AAA          Aaa             3,526,435
   3,000,000  York County, South Carolina, Public Facilities
                 Corporation, COP,
                 Pre-refunded,
                 7.500% due 06/01/2011                                          NR           Aaa             3,321,930
                                                                                                          ------------
                                                                                                             9,158,905
                                                                                                          ------------
     Tennessee -- 1.1%
   3,000,000  Tennessee State, Series B, GO, Pre-refunded,
                 6.850% due 06/01/2009                                          AAA          Aaa             3,263,670
                                                                                                          ------------
     Texas -- 11.5%
              Austin, Texas, Independent School District:
     680,000    (PSFG), 7.000% due 08/01/2006                                   AAA          Aaa               807,187
   2,820,000    Pre-refunded, 7.000% due 08/01/2006                             AAA          Aaa             3,325,852
              Dallas, Texas, GO, ETM:
   2,750,000    6.000% due 02/15/2005                                           AAA          Aaa             3,060,805
   2,100,000    7.000% due 05/01/2004                                           AAA          Aaa             2,418,129
   5,070,000  Dallas, Texas, Waterworks and Sewer Authority Revenue,
                 7.750% due 04/01/2003                                          AA           Aa2             5,818,636
   1,500,000  Harris County, Texas, Toll Road,
                 Series A, Pre-refunded,
                 6.125% due 08/15/2020                                          AA           Aa2             1,690,755
   4,085,000  Harris County, Texas, Toll Road, Series A,
                 (AMBAC Insured), Pre-refunded,
                 6.500% due 08/15/2017                                          AAA          Aaa             4,532,062
   2,000,000  Houston, Texas, Water & Sewer Systems Revenue,
                 Series A, Pre-refunded,
                 6.200% due 12/01/2023                                          AAA          Aaa             2,263,020
   2,175,000  Plano, Texas, Independent School District, GO, (PSFG),
                 8.500% due 02/15/2003                                          AAA          Aaa             2,547,665
              Texas State, GO:
   2,500,000    Series A, ETM,
                 6.100% due 08/01/2001                                          AAA          Aaa             2,642,550
   2,000,000    Series B,
                 5.000% due 10/01/2003                                          AA           Aa2             2,091,680
   3,250,000  University of Texas, Permanent University Funding, (PSFG),
                 5.000% due 07/01/2004                                          AAA          Aaa             3,439,052
                                                                                                          ------------
                                                                                                            34,637,393
                                                                                                          ------------
     Virginia -- 2.1%
   1,000,000  Fairfax County, Virginia, Water Authority Revenue,
                 Pre-refunded,
                 6.000% due 04/01/2022                                          AAA          Aaa             1,147,430
   2,500,000  Hampton, Virginia, Public Improvement Revenue, Series C,
                 6.000% due 08/01/2003                                          AA-          Aa3             2,728,800
   2,190,000  Virginia State, Transportation Board Contract Revenue,
                 Series B, (U.S. Route 58 Corridor),
                 5.200% due 05/15/2002                                          AA           Aa2             2,279,396
                                                                                                          ------------
                                                                                                             6,155,626
                                                                                                          ------------
     Wisconsin -- 3.0%
   2,200,000 Madison, Wisconsin, GO, Series A,
                 5.000% due 05/01/2003                                          NR           Aaa             2,306,766
              Wisconsin State:
   1,500,000   5.000% due 11/01/2007                                            AA           Aa2             1,595,970
   2,000,000    6.000% due 05/01/2003                                           AA           Aa2             2,169,480
   2,640,000  Wisconsin State, Clean Water Revenue, Series I,
                 5.250% due 06/01/2005                                          AA+          Aa2             2,806,056
                                                                                                          ------------
                                                                                                             8,878,272
                                                                                                          ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $283,245,117)                                                                                      292,742,166
                                                                                                          ------------
SHORT-TERM INVESTMENTS -- 0.5%
   (Cost $1,591,429)
   1,591,429  Valiant Fund Tax Exempt Money Market                                                           1,591,429
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $284,836,546*)                                                98.0%                294,333,595
                                                                                                          ------------
OTHER ASSETS AND LIABILITIES (Net)                                                     2.0                   5,986,158
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $300,319,753
                                                                                     =====                ============

---------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Alternative Minimum Tax
COP    -- Certificates of Participation
ETM    -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
GO     -- Government Obligation Bonds
MBIA   -- Municipal Bond Investors Assurance
PSFG   -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                      See Notes to Financial Statements.
/TABLE

Munder Cash Investment Fund
    Portfolio of Investments, December 31, 1998 (Unaudited)
-----------------------------------------------------------------------------

                                                                                   Rating
Principal                                                                    -------------------
Amount                                                                         S&P       Moody's           Value
--------                                                                       ---       -------           -----
CERTIFICATES OF DEPOSIT -- 14.4%

 $50,000,000    Bank of Nova Scotia,
                   5.190% due 02/08/1999+                                     A1+/AA-      P1/Aa3         $ 50,000,000
  50,000,000    Chase Manhattan Bank,
                   5.060% due 05/13/1999+                                      A1/A+       P1/Aa3           50,000,000
  50,000,000    UBS AG,
                   5.120% due 01/19/1999+                                     A1+/AA+      P1/Aaa           50,000,000
  50,000,000    Union Bank Treasury Division,
                   5.310% due 03/17/1999+,+++                                  A2/A-        P1/A1           50,000,000
                                                                                                         -------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $200,000,000)                                                                                      200,000,000
                                                                                                         -------------
COMMERCIAL PAPER -- 64.0%
  50,000,000    Asset Securitization Cooperative Corporation,
                   5.280% due 01/25/1999+                                     A1+/NR        P1/NR           49,824,000
  40,000,000    Banc One Funding Corporation,
                   5.580% due 01/15/1999+                                      A1/NR        P1/NR           39,913,200
  50,000,000    Centric Capital Corporation,
                   5.370% due 02/01/1999+                                     A1+/NR        P1/NR           49,768,792
  50,000,000    CXC, Inc.,
                   5.280% due 02/02/1999+                                     A1+/NR        P1/NR           49,765,333
  50,000,000    Falcon Asset Securitization,
                   5.220% due 03/22/1999+                                      A1/NR        P1/NR           49,420,000
  50,000,000    Finova Capital Corporation,
                   5.100% due 03/23/1999+,+++                                  A2/A-       P2/Baa           49,426,250
  50,000,000    Ford Motor Credit Company,
                   5.410% due 02/19/1999+                                      A1/A         P1/A1           49,631,819
  50,000,000    General Electric Capital Corporation,
                   5.480% due 02/02/1999+                                     A1+/AAA      P1/Aaa           49,756,445
  40,000,000    Golden Funding Corporation,
                   5.280% due 02/26/1999+                                     A1+/NR        P1/NR           39,671,467
  50,000,000    Hertz Corporation,
                   5.120% due 02/18/1999+,+++                                 A2/BBB+       P1/A3           49,658,667
  50,000,000    Koch Industries,
                   5.250% due 01/04/1999+                                     A1+/AA+      P1/Aa1           49,978,125
  25,000,000    Lloyds Bank,
                   4.870% due 06/01/1999+                                     A1+/NR       P1/Aa1           24,489,326
  50,000,000    Moat Funding LLC,
                   5.430% due 01/11/1999+,+++                                  NR/NR        P1/NR           49,924,583
  30,000,000    National Rural Utilities Cooperative Finance,
                   5.030% due 03/16/1999+                                     A1+/AA        P1/A1           29,689,817
  50,000,000    New Center Asset Trust,
                   5.200% due 01/04/1999+                                     A1+/NR        P1/NR           49,978,333
  50,000,000    Pepsico, Inc.,
                   5.440% due 01/14/1999+                                      A1/A         P1/A1           49,901,778
  50,000,000    Sanwa Business Credit Company,
                   5.550% due 01/28/1999+,+++                                 A2/BBB+       P1/A1           49,791,875
  60,000,000    SBC Communications, Inc.,
                   5.100% due 01/04/1999+                                     A1+/AA-       P1/A1           59,974,500
  50,000,000    Sheffield Receivables Corporation,
                   5.400% due 02/03/1999+                                     A1+/NR        P1/NR           49,752,500
                                                                                                         -------------
TOTAL COMMERCIAL PAPER
  (Cost $890,316,810)                                                                                      890,316,810
                                                                                                         -------------
CORPORATE NOTES -- 8.6%
  25,000,000    Allstate Funding Agreement,
                   5.452% due 05/17/1999+                                     NR/AA+       NR/Aaa           25,000,000
  45,000,000    Heller Financial, Inc.,
                   5.594% due 10/13/1999+,+++                                  A2/A-        P2/A3           45,000,000
  25,000,000    Jackson National Life Insurance,
                   5.570% due 09/23/1999++                                     NR/AA       NR/Aa3           25,000,000
  25,000,000    Transamerica Life Annuity,
                   5.343% due 02/17/1999++                                     A1/AA       P1/Aa3           25,000,000
                                                                                                         -------------
TOTAL CORPORATE NOTES
  (Cost $120,000,000)                                                                                      120,000,000
                                                                                                         -------------
REPURCHASE AGREEMENTS -- 14.4% (Cost $200,824,712)
$200,824,712    Agreement with Lehman Brothers Holdings Inc.,
                   4.900% dated 12/31/1998, to be repurchased at
                   $200,934,050 on 01/04/1999, collateralized by
                   $182,260,000 U.S. Treasury Note, 6.500% maturing
                   08/15/2005 (value $204,757,267)                                                         200,824,712
                                                                                                         -------------
TOTAL INVESTMENTS (Cost $1,411,141,522*)                                             101.4%              1,411,141,522
OTHER ASSETS AND LIABILITIES (Net)                                                    (1.4)                (20,234,069)
                                                                                      ----               -------------
NET ASSETS                                                                           100.0%             $1,390,907,453
                                                                                      ====               =============

---------
  *  Aggregate cost for Federal tax purposes.
  +  Rate represents annualized yield at date of purchase.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.
+++ These securities have either a F1 rating by Fitch or a D1 rating by Duff and Phelps, or both, and thus are defined as being eligible securities under Rule 2a7.

                      See Notes to Financial Statements.

Munder Money Market Fund
  Portfolio of Investments, December 31, 1998 (Unaudited)


                                                                                 Ratings
Principal                                                                   --------------------
Amount                                                                        S&P        Moody's               Value
---------                                                                   --------     -------             -------
CERTIFICATE OF DEPOSIT -- 13.8%
 $4,000,000     Bank of Nova Scotia,
                   5.190% due 02/08/1999+                                     A1+/AA-      P1/Aa3          $ 4,000,000
  5,000,000     UBS AG Stamford Branch Institutional Certificate,
                   5.120% due 01/19/1999+                                     A1+/AA+      P1/Aaa            5,000,000
  5,000,000     Union Bank Treasury Division,
                   5.310% due 03/17/1999+,+++                                  A2/A-        P1/A1            5,000,000
                                                                                                          ------------
TOTAL CERTIFICATE OF DEPOSIT
  (Cost $14,000,000)                                                                                        14,000,000
                                                                                                          ------------
COMMERCIAL PAPER -- DISCOUNT -- 43.2%
  5,000,000     Banc One Funding Corporation,
                   5.100% due 03/08/1999+                                      A1/NR        P1/NR            4,953,250
  5,000,000     Centric Capital Corporation,
                   4.750% due 04/21/1999+                                     A1+/NR        P1/NR            4,927,430
  5,000,000     Falcon Asset Securitization,
                   5.220% due 03/22/1999+                                      A1/NR        P1/NR            4,942,000
  5,000,000     Finova Capital Corporation,
                   5.430% due 01/21/1999+,+++                                  A2/A-       P2/Baa            4,984,917
  5,000,000     Ford Motor Credit Company,
                   5.410% due 02/19/1999+                                      A1/A         P1/A1            4,963,182
  5,000,000     General Electric Capital Corporation,
                   4.930% due 05/12/1999+                                     A1+/AAA      P1/Aaa            4,910,301
  4,000,000     International Lease Finance Corporation,
                   5.470% due 01/04/1999+                                     A1+/A+        P1/A1            3,998,177
  5,000,000     Sanwa Business Credit Corporation,
                   6.200% due 01/19/1999+,+++                                 A2/BBB+       P1/A1            4,984,500
  5,000,000     Sheffield Receivables Corporation,
                   5.350% due 01/26/1999+                                     A1+/NR        P1/NR            4,981,424
                                                                                                          ------------
TOTAL COMMERCIAL PAPER -- DISCOUNT
  (Cost $43,645,181)                                                                                        43,645,181
                                                                                                          ------------
CORPORATE NOTES -- 8.1%
  3,158,000     Capital One Funding Corporation,
                   5.550% due 04/01/2009++                                    A1+/AA-       P1/NR            3,158,000
  5,000,000     Heller Financial Inc.,
                   5.594% due 10/13/1999++,+++                                 A2/A-        P2/A3            5,000,000
TOTAL CORPORATE NOTES
  (Cost $8,158,000)                                                                                          8,158,000
                                                                                                          ------------
REPURCHASE AGREEMENTS -- 35.3%
$25,031,434     Agreement with Lehman Brothers Holdings Inc.,
                   4.900% dated 12/31/1999, to be repurchased at
                   $25,045,063 on 01/04/1999, collateralized by
                   $22,720,000 U.S. Treasury Note, 6.500% maturing
                   08/15/2005 (value $25,524,444)                                                           25,031,434
  5,000,000     Agreement with Merrill Lynch and Company, Inc.,
                   4.850% dated 12/31/1998, to be repurchased at
                   $5,002,694 on 01/04/1999, collateralized by
                   $3,785,000 U.S. Treasury Bond, 8.000% maturing
                   11/15/2021 (value $5,105,019)                                                             5,000,000
  5,700,000     Agreement with State Street Bank and Trust
                   Company, 4.850% dated 12/31/1998, to be repurchased at
                   $5,703,072 on 01/04/1999, collateralized by $4,175,000
                   U.S. Treasury Bond, 7.250% maturing 05/15/2016 (value
                   $5,103,912) and $645,000 U.S. Treasury Note, 7.875%
                   maturing
                   08/15/2001 (value $714,131)                                                               5,700,000
                                                                                                          ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $35,731,434)                                                                                        35,731,434
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $101,534,615*)                                               100.4%                101,534,615
OTHER ASSETS AND LIABILITIES (Net)                                                    (0.4)                   (450,536)
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $101,084,079
                                                                                     =====                ============

---------

  *  Aggregate cost for Federal tax purposes.
  +  Rate represents annualized yield at date of purchase.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.
+++ These securities have either a F1 rating by Fitch or a D1 rating by Duff and Phelps, or both, and thus are defined as being eligible securities under Rule 2a7.

                      See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
  Portfolio of Investments, December 31, 1998 (Unaudited)

                                                                                 Ratings
Principal                                                                   --------------------
Amount                                                                        S&P        Moody's               Value
---------                                                                   --------     -------             -------

MUNICIPAL BONDS AND NOTES -- 91.7%
     Arizona -- 4.6%
 $ 3,400,000  Apache County, Arizona, Industrial Development
                 Authority, Industrial Development Revenue, (Tucson
                 Electric -- 83C), (Society Generale, LOC),
                 4.150% due 12/15/2018+                                        A-1+         VMIG1          $ 3,400,000
   1,600,000  Arizona State, Transportation Board, Maricopa County,
                 4.000% due 07/01/1999                                          AAA          Aaa             1,604,477
   3,000,000  Maricopa County, Arizona Pollution Control,
                 4.000% due 12/01/2014+                                         NR           Aa2             3,000,000
   6,400,000  Maricopa County, Arizona, Pollution Control, El Paso A,
                 Pre-refunded,
                 4.000% due 08/01/2015+                                         NR          VMIG1            6,400,000
   3,000,000  Pima County, Arizona Industrial Development Authority,
                 (Tucson Electric),
                 4.000% due 12/01/2022+                                         AA          VMIG1            3,000,000
                                                                                                          ------------
                                                                                                            17,404,477
                                                                                                          ------------
     Arkansas -- 0.8%
   2,900,000  Fayetteville Arkansas Public Facilities Board,
                 Butterfield Trail Village,
                 5.100% due 09/01/2027+                                         NR          VMIG1            2,900,000
                                                                                                          ------------
     California -- 2.7%
  10,000,000  California School Cash Reserve, Pool Series A,
                 4.500% due 07/02/1999                                         SP-1+        MIG1            10,036,500
                                                                                                          ------------
     Colorado -- 3.5%
   3,900,000  Colorado Health Facilities Authority Revenue,
                 Variable Catholic Health Series B,
                 3.900% due 12/01/2025+                                        A-1+         VMIG1            3,900,000
   2,650,000  Denver County Airport Revenue, Series B,
                 4.000% due 12/01/2020+                                        A-1+         VMIG1            2,650,000
   6,500,000  Smith Creek Metropolitan District Company Revenue,
                 4.050% due 10/01/2035+                                        A-1+          NR              6,500,000
                                                                                                          ------------
                                                                                                            13,050,000
                                                                                                          ------------
     Connecticut -- 0.3%
   1,000,000  Connecticut State, Special Tax Obligation, Series C,
                 6.700% due 12/01/2001                                          AA           NR              1,052,264
                                                                                                          ------------
     Delaware -- 0.9%
   1,000,000  Delaware, Transportation Authority Systems Revenue,
                 6.875% due 07/01/1999                                          AA           A1              1,017,617
   2,510,000  New Castle County, Delaware, Economic, Refunding
                 Henderson Mcguire,
                 4.050% due 08/15/2020+                                        A-1+          NR              2,510,000
                                                                                                          ------------
                                                                                                             3,527,617
                                                                                                          ------------
     Florida -- 6.4%
   6,000,000  Alachua County Florida Health Facilities Authority,
                 Teaching Hospital, Series B,
                 4.000% due 01/26/2012+                                         AAA          Aaa             6,000,000
   2,500,000  Broward County, Florida, Multifamily Housing,
                 Southern Pointe Project,
                 3.700% due 05/15/2027+                                        A-1+          NR              2,500,000
   1,000,000  Dade County, Florida, Aviation Revenue, Series X,
                 5.000% due 10/01/1999                                           A           Aa3             1,012,763
   1,085,000  Jacksonville, Florida, Electric Authority Revenue,
                 Saint Johns River, Series 5,
                 6.000% due 10/01/2015                                          AA           Aa2             1,107,174
   4,000,000  Palm Beach County Florida Revenue, Jewish
                 Community Campus Corporation,
                 4.050% due 03/01/2027+                                        A-1+          NR              4,000,000
   3,000,000  Tampa Florida Revenue,
                 7.375% due 12/01/2023                                          AAA          Aaa             3,175,141
   6,200,000  University of North Florida, Foundation, Inc.,
                 Capital Improvement Revenue, Series 1994, (First
                 Union National Bank of North Carolina, LOC),
                 4.000% due 11/01/2024+                                         NR          VMIG1            6,200,000
                                                                                                          ------------
                                                                                                            23,995,078
                                                                                                          ------------
     Georgia -- 3.0%
   2,000,000  DeKalb County, Georgia, Multifamily Housing,
                 Winterscreek Apartments,
                 4.250% due 06/15/2025+                                        A-1+          NR              2,000,000
   5,700,000  DeKalb County, Georgia, Private Hospital, Hospital
                 Authority, Revenue Anticipation Certificates,
                 (Egleston Children's Health) Series A, (Suntrust
                 Bank, Atlanta, GA, LOC),
                 3.900% due 12/01/2017+                                        A-1+         VMIG1            5,700,000
 $ 2,800,000  Fulco Georgia Hospital Authority Anticipation
                 Certificates, Shepherd Center Incorporated Project,
                 3.950% due 09/01/2017+                                        A-1+          NR              2,800,000
   1,000,000  Fulton County, Georgia, Development Authority
                 Revenue, Metro Atlanta YMCA Project,
                 3.950% due 06/01/2020+                                        A-1+          Aa3             1,000,000
                                                                                                          ------------
                                                                                                            11,500,000
                                                                                                          ------------
     Illinois -- 12.0%
   4,700,000  Chicago Illinois Multifamily Housing Revenue,
                 Waveland Associates,
                 4.050% due 11/01/2010+                                         NR           Aaa             4,700,000
   1,000,000  Chicago Illinois Wastewater Transmission Revenue,
                 6.500% due 11/15/1999                                          AAA          Aaa             1,028,754
              Illinois Development Finance Authority Revenue:
   2,000,000    Chicago Symphony,
                 4.050% due 06/01/2031+                                        A-1+         VMIG1            2,000,000
   4,000,000    Loyola Academy, Series A,
                 4.100% due 10/01/2027+                                        A-1+          NR              4,000,000
              Illinois Educational Facilities Authority Revenues:
   3,200,000    Art Institute of Chicago,
                 4.150% due 03/01/2027+                                        A-1+         VMIG1            3,200,000
   3,750,000    Pooled Financing Program,
                 4.100% due 12/01/2005+                                         AAA          Aaa             3,750,000
   1,000,000    The Adler Planetarium,
                 4.100% due 04/01/2031+                                        A-1+          NR              1,000,000
              Illinois Health Facilities Authority:
  11,260,000    (Advocate Health Care) Series B,
                 4.000% due 08/15/2022+                                        A-1+         VMIG1           11,260,000
   3,000,000    (Gottlieb Health Resources Inc.),
                 4.100% due 11/15/2024+                                         NR          VMIG1            3,000,000
   2,000,000  Illinois State Development Finance Authority,
                 Industrial Development Authority Revenue,
                 (Lake Forest Academy Project),
                 (Northern Trust Company, LOC),
                 4.050% due 12/01/2024+                                        A-1+          NR              2,000,000
   5,000,000  Lake Cook, Kane, & McHenry Counties, Illinois,
                 Unit School District,
                 3.970% due 12/15/1999                                          NR           NR              5,021,725
   1,315,000  Metropolitan Pier & Expo Illinois, Pre-refunded,
                 5.200% due 06/15/1999                                          AA-          NR              1,327,232
   1,080,000  Naperville, Illinois, Electric Revenue, Refunding,
                 3.150% due 05/01/1999                                          AA           Aa2             1,079,623
   2,000,000  Springfield, Illinois, Water Revenue,
                 6.500% due 03/01/2015+                                         AA           Aa2             2,049,265
                                                                                                          ------------
                                                                                                            45,416,599
                                                                                                          ------------
     Indiana -- 0.7%
   1,100,000  Indiana State Development Finance Authority Revenue,
                 (Educational Facility -- Indiana Historical Society),
                 (NBD Bank, Detroit, LOC),
                 4.100% due 08/01/2031+                                        A-1+          NR              1,100,000
   1,500,000  Indianapolis Public Improvement Bond Bank, Series B,
                 5.000% due 02/01/1999                                          AAA          Aaa             1,501,649
                                                                                                          ------------
                                                                                                             2,601,649
                                                                                                          ------------
     Iowa -- 1.7%
   1,000,000  Des Moines, Iowa, Series D,
                 5.000% due 06/01/1999                                          AA+          Aa3             1,007,087
   2,000,000  Des Moines, Iowa, Methodist Medical Center Project,
                 3.950% due 08/01/2015+                                         NR          VMIG1            2,000,000
   3,400,000  Woodbury County Iowa Purchase Revenue,
                 Siouxland Regional Cancer Center, Series A,
                 4.000% due 12/01/2014+                                        A-1+          NR              3,400,000
                                                                                                          ------------
                                                                                                             6,407,087
                                                                                                          ------------
     Kansas -- 0.7%
   2,500,000  Kansas State Development Finance Authority Revenue,
                 Series G2,
                 4.500% due 10/01/1999                                          AA-          A1              2,518,170
                                                                                                          ------------
     Maryland -- 2.7%
   4,000,000  Baltimore County, Maryland, Metro District,
                 3.200% due 01/15/1999                                          AAA          AAA             4,000,000
   3,200,000  Baltimore County, Maryland, Revenue Bonds,
                 (Sheppard & Enoch Pratt Hospital),
                 (Societe Generale, LOC),
                 4.100% due 07/01/2022+                                         NR          VMIG1            3,200,000
   1,000,000  Charles County, Maryland,
                 5.000% due 02/01/1999                                          AA-          Aa3             1,001,240
              Maryland State:
 $ 1,000,000    First Series,
                 6.500% due 03/01/1999                                          AAA          Aaa             1,004,743
   1,000,000    First Series,
                 6.700% due 03/01/1999                                          AAA          Aaa             1,005,063
                                                                                                          ------------
                                                                                                            10,211,046
                                                                                                          ------------
     Massachusetts -- 0.3%
   1,100,000  Massachusetts State, Series C,
                 5.100% due 09/01/1999                                          AA-          Aa3             1,114,307
                                                                                                          ------------
     Michigan -- 1.9%
   2,500,000  Detroit Michigan City School District,
                 4.500% due 07/01/1999                                         SP-1+         NR              2,510,159
   2,150,000  Muskegon, Michigan, Public Schools,
                 4.100% due 05/25/1999                                          NR           NR              2,151,640
   1,000,000  Saline, Michigan, Economic Development,
                 Obligation Brecon Village Project,
                 4.100% due 11/01/2025+                                        A-1+          NR              1,000,000
   1,375,000  Walled Lake Michigan, School District, Series I,
                 6.800% due 05/01/2001                                          AA+          Aa              1,415,902
                                                                                                          ------------
                                                                                                             7,077,701
                                                                                                          ------------
     Minnesota -- 1.7%
   4,000,000  City of Rochester, Minnesota, Mayo Clinic,
                 3.300% due 01/11/1999                                         A-1+          AA+             4,000,000
   1,500,000  Stillwater Minnesota Industrial Development Revenue,
                 Supervalue Incorporated Project,
                 3.950% due 10/01/2009                                          NR           NR              1,500,000
   1,000,000  Washington County, Minnesota, Housing,
                 6.300% due 02/01/1999                                          AAA          Aaa             1,002,274
                                                                                                          ------------
                                                                                                             6,502,274
                                                                                                          ------------
     Missouri -- 7.7%
   1,000,000  Branson Missouri Reorganized School District,
                 Improvement & Refunding, Pre-refunded,
                 6.200% due 03/01/2006                                          AAA          Aaa             1,003,770
   2,000,000  Columbia, Missouri, Special Obligation Reserve, Series A,
                 (Toronto Dominion Bank, LOC),
                 3.950% due 06/01/2008+                                         AA          VMIG1            2,000,000
              Missouri State Environment Improvement Energy:
   9,200,000    Kansas City Power,
                 4.150% due 07/01/2017+                                         A-1         VMIG1            9,200,000
   3,000,000    Series A, State of Missouri Environmental,
                 3.200% due 01/07/1999                                         A-1+          P-1             3,000,000
   3,000,000  Missouri State Health & Educational Facilities, Authority,
                 3.950% due 06/01/2019+                                        A-1+         VMIG1            3,000,000
   2,500,000  Missouri State Health & Educational Facilities Authority,
                 (The Washington University), Series D,
                 (SBPA -- Morgan Guaranty Trust),
                 5.000% due 09/01/2030+                                        A-1+         VMIG1            2,500,000
              Missouri State Health & Educational Facility Revenue:
   3,000,000    Cox Health Systems,
                 5.000% due 06/01/2015+                                        A-1+          Aaa             3,000,000
   2,800,000    Washington University, Series C,
                 5.000% due 09/01/2030+                                        A-1+         VMIG1            2,800,000
   2,600,000    Missouri State Health & Educational Facility, Authority,
                 St. Louis University,
                 4.500% due 10/01/1999                                          AA-          A1              2,618,909
                                                                                                          ------------
                                                                                                            29,122,679
                                                                                                          ------------
     Nevada -- 0.8%
   3,070,000  Reno Nevada Economic Development Revenue,
                 University of Nevada, Student Aid Fund,
                 4.100% due 05/01/2018+                                         NR           NR              3,070,000
                                                                                                          ------------
     New Jersey -- 0.3%
   1,080,000  Monmouth County, New Jersey, Improvement Authority
                 Revenue, Recreation Facilities, 6.625% due 12/01/2005          AA           Aaa             1,135,043
                                                                                                          ------------
     New Mexico -- 2.3%
   2,200,000  Albuquerque, New Mexico, Educational Facilities Revenue,
                 4.100% due 06/01/2018+                                         NR           NR              2,200,000
   5,000,000  Farmington, New Mexico, Pollution Control Revenue,
                 (El Paso Electric Co.), Series A,
                 4.000% due 11/01/2013+                                         NR           Aa3             5,000,000
   1,625,000  Las Cruces, New Mexico, School District, Series A,
                 4.100% due 08/01/1999                                          NR           A1              1,634,409
                                                                                                          ------------
                                                                                                             8,834,409
                                                                                                          ------------
     North Carolina -- 2.9%
   3,800,000  Mecklenburg County, Industrial Facilities,
                 Edgcomb Metals Company Project,
                 4.000% due 12/01/2009+                                         NR           Aa3             3,800,000
   3,000,000  North Carolina Educational Finance Facilities,
                 3.900% due 09/01/2027+                                         NR           NR              3,000,000
     995,000  North Carolina Housing Finance Agency,
                 Single Family Revenue,
                 3.550% due 09/01/2016+                                         AA           Aa2               995,000
   3,000,000  North Carolina Medical Care Commission,
                 Hospital Revenue, Series B,
                 3.900% due 06/01/2022+                                        A-1+         VMIG1            3,000,000
                                                                                                          ------------
                                                                                                            10,795,000
                                                                                                          ------------
     North Dakota -- 1.9%
   2,500,000  Grand Forks, North Dakota, Health Care Facilities,
                 United Hospital Obligation Group A,
                 4.850% due 12/01/2025+                                         NR          VMIG1            2,500,000
   4,575,000  Grand Forks, North Dakota, Hospital Facilities Revenue,
                 Group PJ,
                 4.850% due 12/01/2016+                                         NR          VMIG1            4,575,000
                                                                                                          ------------
                                                                                                             7,075,000
                                                                                                          ------------
     Ohio -- 2.9%
              Clermont County, Ohio, Hospital Facilities Revenue:
   1,435,000    7.200% due 09/01/1999                                           AAA          Aaa             1,473,119
   4,375,000    7.500% due 09/01/2019                                           AAA          Aaa             4,575,702
   1,955,000  Franklin County, Ohio, Hospital Revenue,
                 US Health Corporation, Series A,
                 4.050% due 12/01/2021+                                         NR          VMIG1            1,955,000
   3,100,000  Montgomery County, Ohio, Society Saint Vincent DePaul,
                 4.200% due 12/01/2010+                                         A-1          NR              3,100,000
                                                                                                          ------------
                                                                                                            11,103,821
                                                                                                          ------------
     Pennsylvania -- 8.1%
   5,200,000  Allegheny County, Pennsylvania, Hospital Development
                 Revenue, Health Center Development,Series B,
                 3.000% due 09/01/2013+                                         A-1          NR              5,200,000
   7,800,000  Allegheny County, Pennsylvania, Industrial Development,
                 Revenue Series C,
                 5.100% due 07/01/2027+                                         NR          VMIG1            7,800,000
   4,200,000  Berks County Pennsylvania, Industrial Development Revenue,
                 3.450% due 01/22/1999                                          NR           NR              4,200,000
   2,000,000  Delaware Valley, Pennsylvania, Registered Finance, Series A,
                 3.900% due 12/01/2017+                                        A-1+         VMIG1            2,000,000
   1,030,000  Montgomery County, Pennsylvania, Sewer Authority,
                 4.375% due 08/01/1999                                          NR           Aaa             1,037,763
   2,390,000  Montgomery County, Pennsylvania Education & Health
                 Authority, Hospital Revenue, Series A,
                 8.375% due 11/01/2011                                          AAA          NR              2,538,694
   1,000,000  Pennsylvania State Higher Educational Facility,
                 7.200% due 07/01/2019                                          AAA          Aaa             1,037,762
   2,000,000  Philadelphia, Pennsylvania, Water & Sewer Revenue, Series 14,
                 6.900% due 10/01/2020                                          AAA          Aaa             2,095,611
   4,765,000  York County, Pennsylvania, Industrial Development Authority,
                 Industrial Development Revenue,
                 (NewEdgecomb Corporation Project),
                 (Banque Nationale Paris, LOC),
                 3.500% due 07/01/2009+                                         NR           Aa3             4,765,000
                                                                                                          ------------
                                                                                                            30,674,830
                                                                                                          ------------
     Rhode Island -- 0.3%
   1,000,000  Rhode Island State, Series B,
                 6.850% due 10/15/2004                                          AA-          A1              1,048,160
                                                                                                          ------------
     South Carolina -- 2.1%
   7,000,000  South Carolina, Public Service Authority, Series A,
                 4.000% due 01/01/1999                                          AA-          Aa2             7,000,000
   1,015,000  Sumter County, South Carolina, School District
                 Number, Series B,
                 5.500% due 03/01/1999                                          AA           Aa1             1,018,209
                                                                                                          ------------
                                                                                                             8,018,209
                                                                                                          ------------
     South Dakota -- 0.5%
   1,940,000  South Dakota State Health & Educational Revenue,
                 Rapid City Regional Hospital,
                 4.500% due 09/01/1999                                          AAA          Aaa             1,958,104
                                                                                                          ------------
     Tennessee -- 5.2%
   6,700,000  Chattanooga, Tennessee, Industrial Development Authority
                 Revenue, (Market Street Ltd. Project),
                 (ABN -- Amro, LOC),
                 4.050% due 12/15/2012+                                        A-1+          NR              6,700,000
   2,355,000  Clarksville, Tennessee, Public Building Authority,
                 (NationsBank, TN, LOC),
                 4.050% due 06/01/2024+                                        A-1+          NR              2,355,000
   6,400,000  Johnson City, Tennessee Health and Educational Facility,
                 3.100% due 02/25/1999+                                         NR           NR              6,400,000
   2,000,000  Metropolitan Government Nashville and Davidson County,
                 Tennessee, Industrial Development Board Revenue,
                 Multifamily Housing, (Arbor Crest Apartments), Series B,
                 4.100% due 12/01/2007+                                         NR          VMIG1            2,000,000
   2,000,000  Metropolitan Government Nashville and Davidson County,
                 Tennessee, Health and Facilities Board,
                 (West Mead Place Project), (NationsBank, GA, LOC),
                 4.050% due 10/01/2015+                                        A-1+          NR              2,000,000
                                                                                                          ------------
                                                                                                            19,455,000
                                                                                                          ------------
     Texas -- 9.4%
   1,750,000  Arlington, Texas, Independent School District,
                 6.750% due 08/15/1999                                          NR           Aa2             1,787,381
   2,000,000  Austin County, Texas, Utility Systems Revenue, Series 1993 A,
                 0.000% due 05/15/1999                                          AAA          Aaa             1,976,935
   5,625,000  Bexar County, Texas, Health Facilities Development
                 Company, Retirement Community, Air Force, Series B,
                 4.000% due 03/01/2012+                                        A-1+          NR              5,625,000
   2,100,000  Dallas County, Texas, Utility & Reclaim,
                 7.000% due 02/15/1999                                          AAA          Aaa             2,108,827
   1,000,000  Duncanville, Texas, School District,
                 5.000% due 02/15/1999                                          NR           Aaa             1,001,680
   2,000,000  Harris County, Texas, Health Facilities, Series A,
                 3.200% due 01/07/1999                                          NR           NR              2,000,000
   2,000,000  Joshua, Texas, Independent School District, Series B,
                 Pre-refunded,
                 6.125% due 02/15/2026                                          NR           Aaa             2,006,302
   7,000,000  Lower Colorado River Authority Texas Revenue,
                 Refunding Junior Lien, 3rd Supplement Series,
                  (MBIA Insured), (SBPA-Baverische Vereinbank),
                 3.850% due 01/01/2013+                                        A-1+         VMIG1            7,000,000
   1,000,000  North East Independent School District Texas,
                 6.500% due 02/01/1999                                          AAA          Aaa             1,002,481
   1,150,000  North Texas Municipal Water District, Series 1992,
                 5.900% due 09/01/1999                                          AAA          Aaa             1,169,986
   8,800,000  Port Corpus Christi, Texas, Nueces County
                 Marine Term Revenue,
                 3.850% due 09/01/2014                                         A-1+          NR              8,800,000
   1,000,000  University Texas, University Revenues,
                 Financing Systems, Series B,
                 6.300% due 08/15/1999                                          AAA          Aa1             1,017,378
                                                                                                          ------------
                                                                                                            35,495,970
                                                                                                          ------------
     Virginia -- 0.7%
   1,685,000  Richmond, Virginia, Redevelopment & Housing
                 Authority, Stony Point Project,
                 4.050% due 04/01/2029+                                         A-1          NR              1,685,000
   1,000,000  Virginia State, Public School Authority, Series A,
                 5.500% due 08/01/1999                                          AA           Aa2             1,014,016
                                                                                                          ------------
                                                                                                             2,699,016
                                                                                                          ------------
     Washington -- 1.1%
   2,000,000  King County, Washington, Series G,
                 4.500% due 12/01/1999                                          AA+          Aa1             2,026,788
   2,000,000  Washington State, Public Power Supply, Nuclear Project,
                 6.000% due 07/01/2017                                          AA-          Aa1             2,022,243
                                                                                                          ------------
                                                                                                             4,049,031
                                                                                                          ------------
     Wisconsin -- 1.6%
   1,000,000  Milwaukee, Wisconsin, Metropolitan Sewage District,
                 Series A,
                 6.600% due 10/01/1999                                          NR           Aa1             1,024,822
   5,000,000  Wisconsin State, Series G,
                 6.750% due 05/01/2011+                                         NR           Aaa             5,097,716
                                                                                                          ------------
                                                                                                             6,122,538
                                                                                                          ------------
TOTAL MUNICIPAL BONDS AND NOTES (Cost $345,971,579)                                                        345,971,579
                                                                                                          ------------
SHORT-TERM INVESTMENTS -- 0.7%
   1,941,211  Dreyfus Tax-Exempt Cash Management                                                             1,941,211
     596,875  Valiant Fund Tax Exempt Money Market                                                             596,875
                                                                                                          ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $2,538,086)                                                               2,538,086
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $348,509,665*)                                                92.4%                348,509,665
OTHER ASSETS AND LIABILITIES (Net)                                                     7.6                  28,613,117
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $377,122,782
                                                                                     -----                ------------

---------
* Aggregate cost for Federal tax purposes.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
LOC -- Instruments supported by bank letter of credit
MBIA -- Municipal Bond Investors Assurance
SBPA -- Stand by Purchase Agreement

                      See Notes to Financial Statements.

Munder U.S. Treasury Money Market Fund
  Portfolio of Investments, December 31, 1998 (Unaudited)


Principal
Amount                                                                                                    Value
--------                                                                                                  -----

U.S. TREASURY OBLIGATIONS -- 41.8%
     U.S. Treasury Notes -- 12.6%
 $15,000,000  6.375% due 04/30/1999                                                                      $ 15,075,484
                                                                                                         ------------
     United States Treasury Bill -- 29.2%
  35,000,000  4.350% due 01/21/1999                                                                        34,915,417
                                                                                                         ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $49,990,901)                                                                                       49,990,901
                                                                                                         ------------
REPURCHASE AGREEMENTS -- 57.3%
   5,000,000     Agreement with Goldman Sachs & Co., 4.500% dated 12/31/1998, to be repurchased at $5,002,500 on 01/04/1999,
                 collateralized by $3,255,000 U.S. Treasury Bond, 12.000% due
                 08/15/2013
                 (value $5,105,468)                                                                         5,000,000
  28,472,156  Agreement with Lehman Brothers Holdings Inc., 4.900%
                 dated 12/31/1998, to be repurchased at $28,487,658 on
                 01/04/1999, collateralized by $87,375,000 U.S. Treasury
                 Bond, 9.000% due 11/15/2018 (value $29,042,575)                                           28,472,156
   5,000,000  Agreement with Merrill Lynch and Company, Inc., 4.850%
                 dated 12/31/1998, to repurchased at $5,002,694 on
                 01/04/1999, collateralized by $3,785,000 U.S. Treasury
                 Bond, 8.000% maturing 11/15/2021 (value $5,105,019)                                        5,000,000
   5,000,000  Agreement with Morgan (J.P.) and Company, 4.750% dated
                 12/31/1998, to be repurchased at $5,002,639 on
                 01/04/1999, collateralized by $3,733,000 U.S. Treasury
                 Bond, 8.125% maturing 08/15/2019 (value $5,100,211)                                        5,000,000
  25,000,000  Agreement with State Street Bank and Trust Company,
                 4.850% dated 12/31/1998, to be repurchased at
                 $25,013,472 on 01/04/1999, collateralized by
                 $20,860,000 U.S. Treasury Bond, 7.250% maturing
                 05/15/2016 (value $25,501,225)                                                            25,000,000
                                                                                                         ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $68,472,156)                                                                                       68,472,156
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $118,463,057*)                                                99.1%                118,463,057
OTHER ASSETS AND LIABILITIES (Net)                                                     0.9                   1,064,676
                                                                                      ----                ------------
NET ASSETS                                                                           100.0%               $119,527,733
                                                                                      ====                ============

---------
* Aggregate cost for Federal tax purposes.


                      See Notes to Financial Statements.

The Munder Funds
Statements of Assets and Liabilities, December 31, 1998 (Unaudited)

                                           INCOME FUNDS
                                           --------------------------------------------------------------------------------------
                                                             Munder            Munder            Munder U.S.       Munder
                                           Munder            Intermediate      International     Government        Michigan
                                           Bond              Bond              Bond              Income            Tax-Free
                                           Fund              Fund              Fund              Fund              Bond Fund
                                           ----              -----------       -------------     ----------        ---------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities  ........................   $287,316,240      $610,069,853      $53,875,906       $324,513,218      $69,880,496
    Repurchase Agreements  .............      1,893,000        10,386,000          969,000          2,965,000           --
                                            -----------       -----------       ----------        -----------       ----------
Total Investments  .....................    289,209,240       620,455,853       54,844,906        327,478,218       69,880,496
Cash  ..................................            927               875              428                135           --
Interest receivable  ...................      4,324,353         7,038,923        1,331,690          1,960,155          683,174
Receivable for investment securities
  sold  ................................            565            10,986           --                 31,272           --
Receivable for Fund shares sold  .......        848,084         2,041,830           11,921          1,173,351          320,300
Unamortized organization costs  ........         --                --               18,495              1,148            1,168
Prepaid expenses and other assets  .....         32,006            44,436           21,348             34,995            5,305
                                            -----------       -----------       ----------        -----------       ----------
      Total Assets  ....................    294,415,175       629,592,903       56,228,788        330,679,274       70,890,443
                                            -----------       -----------       ----------        -----------       ----------
LIABILITIES:
Due to custodian  ......................         --                --               --                 --               --
Payable for Fund shares redeemed  ......        998,981         2,575,585           --              1,094,723          119,300
Payable for investment securities
  purchased  ...........................         --                --               --                 --               --
Payable upon return of securities
  loaned  ..............................     28,124,530        63,119,491           --             29,166,553           --
Investment advisory fee payable  .......        117,179           239,827           23,701            127,474           30,051
Administration fee payable  ............         24,474            51,661            5,208             27,983            6,578
Shareholder servicing fees payable  ....         10,003            74,706               21             46,388           14,114
Distribution fees payable  .............          1,663             3,569              216              4,401            1,132
Transfer agent fee payable  ............          4,642            20,151            1,674              9,682              750
Custodian fees payable  ................         18,880            38,863           12,339             21,917            8,765
Accrued Trustees'/Directors' fees and
  expenses  ............................          4,090             8,135              685              4,034              870
Accrued expenses and other payables  ...         22,534            30,347            2,741             18,277           18,843
                                            -----------       -----------       ----------        -----------       ----------
      Total Liabilities  ...............     29,326,976        66,162,335           46,585         30,521,432          200,403
                                            -----------       -----------       ----------        -----------       ----------
NET ASSETS  ............................   $265,088,199      $563,430,568      $56,182,203       $300,157,842      $70,690,040
                                            ===========       ===========       ==========        ===========       ==========
Investments, at cost  ..................   $283,754,898      $612,815,326      $51,528,424       $318,270,426      $67,549,932
                                            ===========       ===========       ==========        ===========       ==========

                                        MONEY MARKET FUNDS
    ------------------------------      --------------------------------------------------------------------
    Munder            Munder            Munder            Munder            Munder            Munder
    Tax-Free          Tax-Free          Cash              Money             Tax-Free          U.S. Treasury
    Bond              Intermediate      Investment        Market            Money Market      Money Market
    Fund              Bond Fund         Fund              Fund              Fund              Fund
    -------           -----------       ---------         ----              -----------       --------------
    $186,847,828      $294,333,595      $1,210,316,810    $ 65,803,181      $348,509,665      $ 49,990,901
              --                --         200,824,712      35,731,434            --            68,472,156
    ------------      ------------      --------------    ------------      ------------      ------------
     186,847,828       294,333,595       1,411,141,522     101,534,615       348,509,665       118,463,057
          --                --                 --               --                    24            --
       2,978,769         4,831,737           3,314,180         225,735         2,759,737           172,979
       1,034,970            --                 --               --             7,597,186            --
       1,423,200         1,927,862          13,258,410          49,722        19,103,067         1,688,919
           2,704            --                 --                2,644            --                --
          30,117            35,247              74,414          37,283            25,179            18,989
    ------------      ------------      --------------    ------------      ------------      ------------
     192,317,588       301,128,441       1,427,788,526     101,849,999       377,994,858       120,343,944
    ------------      ------------      --------------    ------------      ------------      ------------
             814            --                 --               --                --                --
         364,287           516,168          30,961,154         638,904             5,000           375,504
       1,035,078            --                 --               --                --                --
          --                --               5,051,692          37,486           619,300           355,381
          83,039           128,099             418,875          36,520           103,358            34,589
          18,244            28,149             128,525           9,999            32,308            10,758
          40,187            60,694             119,918          --                32,216             9,501
           1,143             2,177              27,422           6,390            15,991             2,005
           8,213            14,361              27,619           4,313            11,638             7,533
          15,544            22,819              84,383          19,447            32,477            14,421
           2,730             4,232              15,605           1,279             4,375               800
          17,777            31,989              45,880          11,582            15,413             5,719
    ------------      ------------      --------------    ------------      ------------      ------------
       1,587,056           808,688          36,881,073         765,920           872,076           816,211
    ------------      ------------      --------------    ------------      ------------      ------------
    $190,730,532      $300,319,753      $1,390,907,453    $101,084,079      $377,122,782      $119,527,733
    ============      ============      ==============    ============      ============      ============
    $177,424,077      $284,836,546      $1,411,141,522    $101,534,615      $348,509,665      $118,463,057
    ============      ============      ==============    ============      ============      ============

                      See Notes to Financial Statements.

The Munder Funds
Statements of Assets and Liabilities, December 31, 1998 (Unaudited)

                                           INCOME FUNDS
                                           ---------------------------------------------------------------------------------------
                                                             Munder            Munder            Munder U.S.       Munder
                                           Munder            Intermediate      International     Government        Michigan
                                           Bond              Bond              Bond              Income            Tax-Free
                                           Fund              Fund              Fund              Fund              Bond Fund
                                           ------            ------------      ------------      ---------         ---------
NET ASSETS consist of:
Undistributed/(distribution in excess
  of) net investment income  ...........   $    134,391      $     32,572      $    26,330       $    (53,915)     $    59,501
Accumulated net realized gain/(loss) on
  investments sold  ....................         62,017       (19,061,016)         965,008           (300,709)          99,172
Net unrealized appreciation of
  investments and foreign currency
  transactions  ........................      5,454,342         7,640,527        3,371,492          9,207,792        2,330,564
Par value  .............................         26,156            58,882           52,270             28,842            7,047
Paid-in capital in excess of par value..    259,411,293       574,759,603       51,767,103        291,275,832       68,193,756
                                           ------------      ------------      -----------       ------------      -----------
                                           $265,088,199      $563,430,568      $56,182,203       $300,157,842      $70,690,040
                                           ============      ============      ===========       ============      ===========
NET ASSETS:
Class A Shares  ........................   $  1,598,782      $  7,575,667      $   333,888       $  3,703,346      $ 1,844,004
                                           ============      ============      ===========       ============      ===========
Class B Shares  ........................   $  1,256,975      $  2,252,855      $   147,062       $  3,759,095      $   665,474
                                           ============      ============      ===========       ============      ===========
Class C Shares  ........................   $    373,671      $    171,697      $     3,763       $    837,176      $   256,197
                                           ============      ============      ===========       ============      ===========
Class K Shares  ........................   $ 47,402,992      $351,595,279      $    72,165       $218,867,894      $66,915,883
                                           ============      ============      ===========       ============      ===========
Class Y Shares  ........................   $214,455,779      $201,835,070      $55,625,325       $ 72,990,331      $ 1,008,482
                                           ============      ============      ===========       ============      ===========
SHARES OUTSTANDING:
Class A Shares  ........................        157,787           790,759           31,147            356,032          183,828
                                           ============      ============      ===========       ============      ===========
Class B Shares  ........................        124,131           235,622           13,718            361,357           66,331
                                           ============      ============      ===========       ============      ===========
Class C Shares  ........................         36,731            17,947              350             80,520           25,549
                                           ============      ============      ===========       ============      ===========
Class K Shares  ........................      4,677,865        36,747,695            6,722         21,030,152        6,670,272
                                           ============      ============      ===========       ============      ===========
Class Y Shares  ........................     21,159,451        21,089,714        5,175,083          7,014,313          100,458
                                           ============      ============      ===========       ============      ===========
CLASS A SHARES:
Net asset value and redemption price
  per share  ...........................         $10.13             $9.58           $10.72             $10.40           $10.03
                                                 ======             =====           ======             ======           ======
Maximum sales charge  ..................           4.00%             4.00%            4.00%              4.00%            4.00%
Maximum offering price per share  ......         $10.55             $9.98           $11.17             $10.83           $10.45
                                                 ======             =====           ======             ======           ======
CLASS B SHARES:
Net asset value and offering price per
  share*  ..............................         $10.13             $9.56           $10.72             $10.40           $10.03
                                                 ======             =====           ======             ======           ======
CLASS C SHARES:
Net asset value and offering price per
  share*  ..............................         $10.17             $9.57           $10.77             $10.40           $10.03
                                                 ======             =====           ======             ======           ======
CLASS K SHARES:
Net asset value, offering price and
  redemption price per share  ..........         $10.13             $9.57           $10.74             $10.41           $10.03
                                                 ======             =====           ======             ======           ======
CLASS Y SHARES:
Net asset value, offering price and
  redemption price per share  ..........         $10.14             $9.57           $10.75             $10.41           $10.04
                                                 ======             =====           ======             ======           ======

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                                          MONEY MARKET FUNDS
    -------------------------------      ------------------------------------------------------------------------
    Munder             Munder             Munder             Munder             Munder             Munder
    Tax-Free           Tax-Free           Cash               Money              Tax-Free           U.S. Treasury
    Bond               Intermediate       Investment         Market             Money Market       Money Market
    Fund               Bond Fund          Fund               Fund               Fund               Fund
    ------             -----------        ---------          ------             -----------        ---------------

    $    161,509       $    226,680              --          $        --        $         --       $         --

       1,213,402            715,741               (4,951)             303           (133,058)            41,582

       9,423,751          9,497,049              --                --                 --                 --
          18,162             28,664            1,390,910        1,010,847            377,212            119,486
     179,913,708        289,851,619        1,389,521,494      100,072,929        376,878,628        119,366,665
     -----------        -----------        -------------      -----------        -----------        -----------
    $190,730,532       $300,319,753       $1,390,907,453     $101,084,079       $377,122,782       $119,527,733
    ============       ============       ==============     ============       ============       ============
    $  2,533,604       $  6,307,909       $  119,864,499     $  9,459,321       $ 75,314,067       $ 13,135,652
    ============       ============       ==============     ============       ============       ============
    $    697,079       $  1,062,652              --          $  3,038,879             --                 --
    ============       ============       ==============     ============       ============       ============
    $     49,496       $     15,110              --          $  1,902,936             --                 --
    ============       ============       ==============     ============       ============       ============
    $183,842,150       $283,523,339       $  905,309,225           --           $277,785,418       $ 73,153,799
    ============       ============       ==============     ============       ============       ============
    $  3,608,203       $  9,410,743       $  365,733,729     $ 86,682,943       $ 24,023,297       $ 33,238,282
    ============       ============       ==============     ============       ============       ============

         241,516            602,023          119,850,218        9,458,191         75,308,635         13,134,208
    ============       ============       ==============     ============       ============       ============
          66,400            101,535              --             3,039,429             --                 --
    ============       ============       ==============     ============       ============       ============
           4,719              1,434              --             1,902,725             --                 --
    ============       ============       ==============     ============       ============       ============
      17,505,792         27,061,495          905,314,028           --            277,871,230         73,136,951
         343,804            897,814          365,745,720       86,684,383         24,032,385         33,214,992
    ============       ============       ==============     ============       ============       ============

          $10.49             $10.48                $1.00            $1.00              $1.00              $1.00
          ======             ======                =====            =====              =====              =====
            4.00%              4.00%                 --                --                 --                 --
          $40.93             $10.92                $1.00            $1.00              $1.00              $1.00
          ======             ======                =====            =====              =====              =====

          $10.50             $10.47                  N/A            $1.00                N/A                N/A
          ======             ======                =====            =====              =====              =====

          $10.49             $10.53                  N/A            $1.00                N/A                N/A
          ======             ======                =====            =====              =====              =====

          $10.50             $10.48                $1.00              N/A              $1.00              $1.00
          ======             ======                =====            =====              =====              =====

          $10.49             $10.48                $1.00            $1.00              $1.00              $1.00
          ======             ======                =====            =====              =====              =====

                      See Notes to Financial Statements.


The Munder Funds
Statements of Operations, Period Ended December 31, 1998 (Unaudited)


                                           INCOME FUNDS
                                           ------------------------------------------------------------------------------------
                                                             Munder            Munder            Munder U.S.       Munder
                                           Munder            Intermediate      International     Government        Michigan
                                           Bond              Bond              Bond              Income            Tax-Free
                                           Fund              Fund              Fund              Fund              Bond Fund
                                           ------            ------------      -------------     ---------         ---------
INVESTMENT INCOME:
Interest  ..............................   $ 9,074,511       $18,430,749       $1,151,721        $10,032,940       $1,623,116
                                           -----------       -----------       ----------        -----------       ----------
Total investment income  ...............     9,074,511        18,430,749        1,151,721         10,032,940        1,623,116
                                           -----------       -----------       ----------        -----------       ----------
EXPENSES:
Distribution and shareholder servicing
 fees:
   Class A Shares  .....................         2,056             9,367              319              3,812            2,235
   Class B Shares  .....................         5,157             6,642              656             12,235            3,218
   Class C Shares  .....................           751               513               32              2,413            1,503
Shareholder servicing fees:
   Class K Shares  .....................        57,340           448,473              102            277,956           78,602
Investment advisory fee  ...............       675,914         1,451,396          134,363            755,010          166,597
Administration fee  ....................       143,469           309,692           28,777            161,631           35,659
Transfer agent fee  ....................        36,549            82,381            7,151             41,579           11,674
Custodian fees  ........................        43,033            77,596           31,232             42,058           17,519
Legal and audit fees  ..................        11,993            26,547            2,319             13,416            2,839
Trustees'/Directors' fees and expenses           6,387            14,516            1,288              7,360            1,526
Amortization of organization costs  ....        --                --                3,282              1,182            1,839
Registration and filing fees  ..........        13,604            17,155           12,784             13,255            2,517
Other  .................................        10,945            24,320            2,983             12,981            3,524
                                           -----------       -----------       ----------        -----------       ----------
         Total Expenses  ...............     1,007,198         2,468,598          225,288          1,344,888          329,252
                                           -----------       -----------       ----------        -----------       ----------
NET INVESTMENT INCOME  .................     8,067,313        15,962,151          926,433          8,688,052        1,293,864
                                           -----------       -----------       ----------        -----------       ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Net realized gain/(loss) from:
   Security transactions  ..............     1,007,146         1,027,585          997,828           (126,156)         473,320
   Forward foreign exchange contracts  .        --                --               70,162             --                --
   Foreign currency transactions  ......        --                --               10,643             --                --
Net change in unrealized appreciation/
  (depreciation) of:
   Securities  .........................     2,860,454         4,041,608        4,989,536          1,174,497          341,049
   Foreign currency and net other
    assets  ............................        --                --               68,620             --                --
                                           -----------       -----------       ----------        -----------       ----------
Net realized and unrealized gain on
  investments  .........................     3,867,600         5,069,193        6,136,789          1,048,341          814,369
                                           -----------       -----------       ----------        -----------       ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS  .....................   $11,934,913       $21,031,344       $7,063,222        $ 9,736,393       $2,108,233
                                           ===========       ===========       ==========        ===========       ===========


                                        MONEY MARKET FUNDS
----------------------------------      -------------------------------------------------------------------
    Munder            Munder            Munder            Munder            Munder            Munder
    Tax-Free          Tax-Free          Cash              Money             Tax-Free          U.S. Treasury
    Bond              Intermediate      Investment        Market            Money Market      Money Market
    Fund              Bond Fund         Fund              Fund              Fund              Fund
    --------          ------------      ----------        --------          ------------      --------------
    $ 4,939,507       $7,128,069        $34,166,788       $2,904,111        $5,412,121        $2,520,735
    -----------       ----------        -----------       ----------        ----------        ----------
      4,939,507        7,128,069         34,166,788        2,904,111         5,412,121         2,520,735
    -----------       ----------        -----------       ----------        ----------        ----------

          2,984            9,004            153,763           21,692            88,680            10,970
          3,303            3,899             --               13,673             --                --
            225               31             --                6,818             --                --

        243,009          367,310            601,446            --              170,256            39,955
        503,429          777,823          2,175,292          213,022           556,625           171,120
        107,776          166,522            662,911           56,987           170,213            52,297
         28,446           44,015            154,742           13,651            43,540            12,760
         31,653           45,560            137,615           18,045            41,634            18,837
          9,112           14,113             50,381            4,280            13,972             3,940
          5,085            7,814             27,826            2,564             7,737             2,605
          2,781            --                --                3,524             --                --
         11,279           12,648             31,147            8,232             7,374             7,673
         12,380           12,179             41,538            --               12,292             6,607
    -----------       ----------        -----------       ----------        ----------        ----------
        961,462        1,460,918          4,036,661          362,488         1,112,323           326,764
    -----------       ----------        -----------       ----------        ----------        ----------
      3,978,045        5,667,151         30,130,127        2,541,623         4,299,798         2,193,971
    -----------       ----------        -----------       ----------        ----------        ----------
      4,036,353        2,209,436             --                --                2,274             --
         --                --                --                --                --                --
         --                --                --                --                --                --

     (1,158,687)       1,095,909             --                --                --                --
         --                --                --                --                --                --
    -----------       ----------        -----------       ----------        ----------        ----------
      2,877,666        3,305,345             --                --                2,274             --
    -----------       ----------        -----------       ----------        ----------        ----------
    $ 6,855,711       $8,972,496        $30,130,127       $2,541,623        $4,302,072        $2,193,971
    ===========       ==========        ===========       ==========        ==========        ==========

                      See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Period Ended December 31, 1998 (Unaudited)

                                           INCOME FUNDS
                                           ------------------------------------------------------------------------------------
                                                             Munder            Munder            Munder U.S.       Munder
                                           Munder            Intermediate      International     Government        Michigan
                                           Bond              Bond              Bond              Income            Tax-Free
                                           Fund              Fund              Fund              Fund              Bond Fund
                                           ------            -----------       ------------      ---------         ---------
Net investment income  .................   $  8,067,313      $ 15,962,151      $   926,433       $  8,688,052      $ 1,293,864
Net realized gain/(loss) on investments
  sold   ...............................      1,007,146         1,027,585        1,078,633           (126,156)         473,320
Net change in unrealized
  appreciation/(depreciation) of
  investments ..........................      2,860,454         4,041,608        5,058,156          1,174,497          341,049
                                            -----------       -----------       ----------        -----------       ----------
Net increase in net assets resulting
  from operations  .....................     11,934,913        21,031,344        7,063,222          9,736,393        2,108,233
Dividends to shareholders from net
  investment income:
  Class A Shares  ......................        (46,822)         (209,938)          (5,234)           (86,861)         (34,482)
  Class B Shares  ......................        (27,299)          (34,743)          (1,693)           (65,758)         (10,110)
  Class C Shares  ......................         (4,524)           (2,613)             (43)           (13,587)          (5,227)
  Class K Shares  ......................     (1,319,828)      (10,123,882)          (1,241)        (6,197,189)      (1,212,368)
  Class Y Shares  ......................     (6,578,435)       (6,227,925)        (891,892)        (2,147,488)         (21,041)
Distributions to shareholders from net
  realized gains:
  Class A Shares  ......................         --                --               (4,410)            (6,285)         (29,157)
  Class B Shares  ......................         --                --               (1,957)            (6,143)         (10,432)
  Class C Shares  ......................         --                --                  (50)            (1,415)          (3,824)
  Class K Shares  ......................         --                --               (1,083)          (368,502)      (1,053,829)
  Class Y Shares  ......................         --                --             (732,896)          (122,447)         (15,888)
Net increase/(decrease) in net assets from
 Fund share transactions:
  Class A Shares  ......................         44,685           138,846          153,097          1,108,721           (4,496)
  Class B Shares  ......................        563,518         1,653,704           27,640          2,819,388           40,077
  Class C Shares  ......................        310,022           102,366          (28,026)           758,934          176,824
  Class K Shares  ......................      3,472,793        (6,903,459)         (13,730)        (1,376,390)       9,619,518
  Class Y Shares  ......................    (10,246,412)      (26,743,546)         410,345          1,892,854             (304)
                                            -----------       -----------       ----------        -----------       ----------
Net increase/(decrease) in net assets ..     (1,897,389)      (27,319,846)       5,972,049          5,924,225        9,543,494
NET ASSETS:
Beginning of period  ...................    266,985,588       590,750,414       50,210,154        294,233,617       61,146,546
                                            -----------       -----------       ----------        -----------       ----------
End of period  .........................   $265,088,199      $563,430,568      $56,182,203       $300,157,842      $70,690,040
                                           ============      ============      ===========       ============      ===========
Undistributed/(distribution in excess
  of) net investment income  ...........   $    134,391      $     32,572      $    26,330       $    (53,915)     $    59,501
                                           ============      ============      ===========       ============      ===========

                                        MONEY MARKET FUNDS
    -------------------------------     -------------------------------------------------------------------
    Munder            Munder            Munder            Munder            Munder            Munder
    Tax-Free          Tax-Free          Cash              Money             Tax-Free          U.S. Treasury
    Bond              Intermediate      Investment        Market            Money Market      Money Market
    Fund              Bond Fund         Fund              Fund              Fund              Fund
    -------           ------------      ----------        ------            ------------      --------------
    $  3,978,045      $  5,667,151      $   30,130,127    $  2,541,623      $  4,299,798      $  2,193,971

       4,036,353         2,209,436             --               --                 2,274            --

      (1,158,687)        1,095,909             --               --                --                --
    ------------      ------------      --------------    ------------      ------------      ------------
       6,855,711         8,972,496          30,130,127       2,541,623         4,302,072         2,193,971

         (47,304)         (128,296)         (2,907,869)       (402,841)         (940,131)         (192,004)
         (10,938)          (10,693)            --              (53,244)           --                --
            (722)             (114)            --              (26,388)           --                --
      (3,844,526)       (5,348,786)        (19,306,602)         --            (3,070,097)       (1,177,898)
         (80,240)         (179,110)         (7,915,656)     (2,059,150)         (289,570)         (824,069)

         (93,983)          (57,554)            --               --                --                --
         (25,703)           (9,614)            --               --                --                --
          (1,675)             (136)            --               --                --                --
      (6,883,736)       (2,598,200)            --               --                --                --
        (114,517)          (78,091)            --               --                --                --

          84,300          (295,995)        (13,808,702)     (5,290,635)        3,316,218         4,490,366
         229,141           602,179             --            2,381,646            --                --
           9,260            15,293             --            1,901,872            --                --
      (6,129,841)      (12,573,101)        232,467,989                        72,176,276        31,906,535
        (455,548)          (28,990)         38,325,729      17,994,357         3,623,777        (4,198,625)
    ------------      ------------      --------------    ------------      ------------      ------------
     (10,510,321)      (11,718,712)        256,985,016      16,987,240        79,118,545        32,198,276

     201,240,853       312,038,465       1,133,922,437      84,096,839       298,004,237        87,329,457
    ------------      ------------      --------------    ------------      ------------      ------------
    $190,730,532      $300,319,753      $1,390,907,453    $101,084,079      $377,122,782      $119,527,733
    ============      ============      ==============    ============      ============      ============

    $    161,509      $    226,680      $      --         $     --          $     --          $     --
    ============      ============      ==============    ============      ============      ============

                      See Notes to Financial Statements.


The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1998


                                           INCOME FUNDS
                                           -----------------------------------------------------------------------------------
                                                             Munder            Munder            Munder U.S.       Munder
                                           Munder            Intermediate      International     Government        Michigan
                                           Bond              Bond              Bond              Income            Tax-Free
                                           Fund              Fund              Fund              Fund              Bond Fund
                                           ------            ------------      ------------      ---------         ----------
Net investment income  .................   $ 13,694,126      $ 32,447,440      $ 1,913,886       $ 16,789,533      $ 2,244,864
Net realized gain/(loss) on investments
  sold  ................................      4,728,659         3,685,329         (125,433)         1,108,248          863,725
Net change in unrealized
  appreciation/(depreciation) of
  investments ..........................      3,308,753         5,213,246       (1,187,143)         7,657,342        1,255,741
                                           ------------      ------------      -----------       ------------      -----------
Net increase/(decrease) in net assets
  resulting from operations  ...........     21,731,538        41,346,015          601,310         25,555,123        4,364,330
Dividends to shareholders from net
  investment income:
  Class A Shares  ......................        (64,993)         (392,003)          (3,591)          (153,757)         (36,612)
  Class B Shares  ......................        (32,649)          (27,600)            (460)           (63,433)         (14,966)
  Class C Shares  ......................         (9,081)           (7,222)             (25)            (1,531)          (2,693)
  Class K Shares  ......................     (2,309,105)      (19,688,059)          (1,948)       (12,468,287)      (2,120,313)
  Class Y Shares  ......................    (10,967,327)      (11,705,695)      (1,217,193)        (3,797,610)         (30,979)
Distributions to shareholders from net
  realized gains:  .....................
  Class A Shares  ......................         --                --                 (260)           (18,534)            (923)
  Class B Shares  ......................         --                --                  (36)            (6,556)            (661)
  Class C Shares  ......................         --                --               --                   (120)            (164)
  Class K Shares  ......................         --                --                 (147)        (1,148,408)         (87,429)
  Class Y Shares  ......................         --                --              (82,339)          (329,997)          (1,099)
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares  ......................        674,212         1,201,962           (5,296)         1,322,725        1,288,395
  Class B Shares  ......................        100,737           125,196           86,442           (667,713)         301,399
  Class C Shares  ......................         15,087              (872)          31,759             90,138          (16,409)
  Class K Shares  ......................      6,660,251        24,345,882          (23,235)        19,461,225       12,267,002
  Class Y Shares  ......................    101,272,269        61,989,285       (1,144,971)        14,050,826          332,242
                                           ------------      ------------      -----------       ------------      -----------
Net increase/(decrease) in net assets ..    117,070,939        97,186,889       (1,759,990)        41,824,091       16,241,120
NET ASSETS:
Beginning of period  ...................    149,914,649       493,563,525       51,970,144        252,409,526       44,905,426
                                           ------------      ------------      -----------       ------------      -----------
End of period  .........................   $266,985,588      $590,750,414      $50,210,154       $294,233,617      $61,146,546
                                           ============      ============      ===========       ============      ===========
Undistributed/(distribution in excess
  of) net investment income  ...........   $     43,986      $    669,522      $    --           $   (231,084)     $    48,865
                                           ============      ============      ===========       ============      ===========

                                          MONEY MARKET FUNDS
-----------------------------------       -----------------------------------------------------------------------
    Munder             Munder             Munder             Munder             Munder             Munder
    Tax-Free           Tax-Free           Cash               Money              Tax-Free           U.S. Treasury
    Bond               Intermediate       Investment         Market             Money Market       Money Market
    Fund               Bond Fund          Fund               Fund               Fund               Fund
    --------           ------------       ----------         ------             ------------       --------------
    $  9,358,193       $ 12,580,536       $   54,172,011     $  5,663,941       $  8,981,333       $   6,515,109

       5,702,590          1,939,378              --                --                 20,202                 350

       1,457,881          1,683,215              --                --                 --                 --
    ------------       ------------       --------------     ------------       ------------       -------------

      16,518,664         16,203,129           54,172,011        5,663,941          9,001,535           6,515,459

        (144,258)          (281,249)          (5,145,981)        (451,160)        (1,749,355)           (338,938)
         (13,876)           (11,775)             --               (27,058)            --                 --
          (1,537)            --                  --               (52,154)            --                 --
      (8,900,093)       (11,750,608)         (33,090,514)          --             (6,299,298)         (2,253,812)
        (190,299)          (343,586)         (15,935,516)      (5,133,569)          (932,680)         (3,922,359)

         (62,615)           (62,353)             --                --                 --                 --
          (5,007)            (3,013)             --                --                 --                 --
            (599)            --                  --                --                 --                 --
      (2,947,365)        (2,377,413)             --                --                 --                 --
         (59,887)           (61,867)             --                --                 --                 --

         (51,267)           309,819           37,467,530       11,093,345         66,785,667           3,325,188
         245,213            191,703              --               206,444             --                 --
          40,861             --                  --            (1,754,337)            --                 --
        (202,350)        10,713,073           72,985,200           --            (21,186,744)           (640,511)
          96,749          1,874,706           47,992,725      (55,930,785)        (2,552,382)       (196,101,274)
    ------------       ------------       --------------     ------------       ------------       -------------
       4,322,334         14,400,566          158,445,455      (46,385,333)        43,066,743        (193,416,247)

     196,918,519        297,637,899          975,476,982      130,482,172        254,937,494         280,745,704
    ------------       ------------       --------------     ------------       ------------       -------------
    $201,240,853       $312,038,465       $1,133,922,437     $ 84,096,839       $298,004,237       $  87,329,457
    ============       ============       ==============     ============       ============       =============

    $    167,194       $    226,528       $     --           $     --           $     --           $     --
    ============       ============       ==============     ============       ============       =============

                      See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1998
(Unaudited)


                                           INCOME FUNDS
                                           ---------------------------------------------------------------------------------------
                                                             Munder            Munder            Munder U.S.       Munder
                                           Munder            Intermediate      International     Government        Michigan
                                           Bond              Bond              Bond              Income            Tax-Free
                                           Fund              Fund              Fund              Fund              Bond Fund
                                           ------            ------------      -------------     ----------        ---------
Amount
Class A Shares:
Sold  ..................................   $    589,194      $  3,659,996      $   145,700       $  1,790,035      $   267,011
Issued as reinvestment of dividends  ...         31,053           160,777           10,027             46,764           12,064
Redeemed  ..............................       (575,562)       (3,681,927)          (2,630)          (728,078)        (283,571)
                                           ------------      ------------      -----------       ------------      -----------
Net increase/(decrease)  ...............   $     44,685      $    138,846      $   153,097       $  1,108,721      $    (4,496)
                                           ============      ============      ===========       ============      ===========
Class B Shares:
Sold  ..................................   $  1,463,580      $  2,150,398      $    27,397       $  4,005,075      $   190,093
Issued as reinvestment of dividends  ...          6,288             9,493              243              4,397           16,485
Redeemed  ..............................       (906,350)         (506,187)          --             (1,190,084)        (166,501)
                                           ------------      ------------      -----------       ------------      -----------
Net increase  ..........................   $    563,518      $  1,653,704      $    27,640       $  2,819,388      $    40,077
                                           ============      ============      ===========       ============      ===========
Class C Shares:
Sold  ..................................   $    309,906      $    103,260      $     3,410       $    809,427      $   365,351
Issued as reinvestment of dividends  ...            205               955               92              2,207            2,921
Redeemed  ..............................            (89)           (1,849)         (31,528)           (52,700)        (191,448)
                                           ------------      ------------      -----------       ------------      -----------
Net increase/(decrease)  ...............   $    310,022      $    102,366      $   (28,026)      $    758,934      $   176,824
                                           ============      ============      ===========       ============      ===========
Class K Shares:
Sold  ..................................   $  8,523,991      $ 27,919,143      $       746       $ 17,819,599      $13,292,588
Issued as reinvestment of dividends  ...          2,147             9,257           --                  1,198           --
Redeemed  ..............................     (5,053,345)      (34,831,859)         (14,476)       (19,197,187)      (3,673,070)
                                           ------------      ------------      -----------       ------------      -----------
Net increase/(decrease)  ...............   $  3,472,793      $ (6,903,459)     $   (13,730)      $ (1,376,390)     $ 9,619,518
                                           ============      ============      ===========       ============      ===========
Class Y Shares:
Sold  ..................................   $ 15,586,121      $ 22,749,068      $ 1,222,963       $  8,665,376      $    20,060
Issued as reinvestment of dividends  ...         60,835           125,532          626,963             26,885           17,296
Redeemed  ..............................    (25,893,368)      (49,618,146)      (1,439,581)        (6,799,407)         (37,660)
                                            -----------       -----------       ----------         ----------          -------
Net increase/(decrease)  ...............   $(10,246,412)     $(26,743,546)     $   410,345       $  1,892,854      $      (304)
                                           ============      ============      ===========       ============      ===========

----------------
(a) The Munder Tax-Free Intermediate Bond Fund Class C Shares commenced operations on July 8, 1998.

                     See Notes to Financial Statements.


    -------------------------------
    Munder            Munder
    Tax-Free          Tax-Free
    Bond              Intermediate
    Fund              Bond Fund(a)
    ------            ------------
    $    682,565      $  3,027,047
          54,261           105,418
        (652,526)       (3,428,460)
    ------------      ------------
    $     84,300      $   (295,995)
    ============      ============
    $    595,613      $  1,249,601
           2,166               265
        (368,638)         (647,687)
    ------------      ------------
    $    229,141      $    602,179
    ============      ============
    $      9,271      $     15,070
          --                   249
             (11)              (26)
    ------------      ------------
    $      9,260      $     15,293
    ============      ============
    $  7,491,022      $ 14,021,355
           2,040             7,407
     (13,622,903)      (26,601,863)
    ------------      ------------
    $ (6,129,841)     $(12,573,101)
    ============      ============

    $    664,986      $  1,319,776
           8,318             1,927
      (1,128,852)       (1,350,693)
    ============      ============
    $   (455,548)     $    (28,990)
    ============      ============


                      See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1998
(Unaudited)


                                           INCOME FUNDS
                                           -----------------------------------------------------------------------------------
                                                             Munder            Munder            Munder U.S.       Munder
                                           Munder            Intermediate      International     Government        Michigan
                                           Bond              Bond              Bond              Income            Tax-Free
                                           Fund              Fund              Fund              Fund              Bond Fund
                                           ------            ------------      -------------     --------          ---------
Shares
Class A Shares:
Sold  ..................................       58,737           381,984          13,895             170,697           26,040
Issued as reinvestment of dividends  ...        3,075            16,791             930               4,488             1197
Redeemed  ..............................      (57,116)         (384,867)           (241)            (69,470)         (27,885)
                                           ----------        ----------        --------            --------           ------
Net increase/(decrease)  ...............        4,696            13,908          14,584             105,715             (648)
                                           ==========        ==========        ========            ========           =======
Class B Shares:
Sold  ..................................      144,665           224,301           2,628             381,149           18,562
Issued as reinvestment of dividends  ...          621               993              23                 421            1,637
Redeemed  ..............................      (89,715)          (52,734)           --              (113,647)         (16,415)
                                           ----------        ----------        --------            --------           ------
Net increase  ..........................       55,571           172,560           2,651             267,923            3,784
                                           ==========        ==========        ========            ========           =======
Class C Shares:
Sold  ..................................       30,394            10,715             340              75,642           36,261
Issued as reinvestment of dividends  ...           20               100               8                 212              290
Redeemed  ..............................           (9)             (193)         (3,233)             (5,044)         (18,734)
                                           ----------        ----------        --------            --------           ------
Net increase/(decrease)  ...............       30,405            10,622          (2,885)             70,810           17,817
                                           ==========        ==========        ========            ========           =======
Class K Shares:
Sold  ..................................      842,602         2,915,751              68           1,700,899        1,305,593
Issued as reinvestment of dividends  ...          213               968            --                   115            --
Redeemed  ..............................     (497,194)       (3,633,123)         (1,349)         (1,833,537)        (360,070)
                                           ----------        ----------        --------            --------           ------
Net increase/(decrease)  ...............      345,621          (716,404)         (1,281)           (132,523)         945,523
                                           ==========        ==========        ========            ========           =======
Class Y Shares:
Sold  ..................................    1,543,265         2,373,811         114,082             829,640            1,942
Issued as reinvestment of dividends  ...        6,035            13,154          57,964               2,580            1,715
Redeemed  ..............................   (2,549,093)       (5,175,979)       (143,296)           (642,293)          (3,634)
                                           ----------        ----------        --------            --------           ------
Net increase/(decrease)  ...............     (999,793)       (2,789,014)         28,750             189,927               23
                                           ==========        ==========        ========            ========           =======

----------------
(a) The Munder Tax-Free Intermediate Bond Fund Class C Shares commenced operations on July 8, 1998.

                      See Notes to Financial Statements.


------------------------------------
    Munder            Munder
    Tax-Free          Tax-Free
    Bond              Intermediate
    Fund              Bond Fund(a)
    --------          ------------

        62,680           288,443
         5,138            10,026
       (60,332)         (322,887)
     ---------         ---------
         7,486           (24,418)
     =========         =========

        54,719           117,985
           205                25
       (34,104)          (60,956)
     ---------         ---------
        20,820            57,054
     =========         =========

           870             1,413
         --                   24
            (1)               (3)
     ---------         ---------
           869             1,434
     =========         =========

       692,977         1,330,367
           195               705
    (1,254,610)       (2,521,243)
     ---------         ---------
      (561,438)       (1,190,171)
     =========         =========

        63,054           125,698
           786               183
      (104,117)         (127,865)
      --------          --------
       (40,277)           (1,984)
     =========         =========

                      See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1998
(Unaudited)

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.


                                           MONEY MARKET FUNDS
                                           ----------------------------------------------------------------------
                                           Munder             Munder             Munder             Munder
                                           Cash               Money              Tax-Free           U.S. Treasury
                                           Investment         Market             Money Market       Money Market
                                           Fund               Fund               Fund               Fund
                                           ----------         ------             ------------       -------------
Class A Shares:
Sold  ..................................   $ 1,135,661,171    $ 410,185,754      $  43,377,025      $ 23,396,670
Issued as reinvestment of dividends  ...         2,658,554          275,644            922,605           191,385
Redeemed  ..............................    (1,152,128,427)    (415,752,033)       (40,983,412)      (19,097,689)
                                           ---------------    -------------      -------------      ------------
Net increase/(decrease)  ...............   $   (13,808,702)   $  (5,290,635)     $   3,316,218      $  4,490,366
                                           ===============    =============      =============      ============
Class B Shares:
Sold  ..................................                      $  13,748,892
Issued as reinvestment of dividends  ...                             38,583
Redeemed  ..............................                        (11,405,829)
                                                              -------------
Net increase  ..........................                      $   2,381,646
                                                              =============
Class C Shares:
Sold  ..................................                      $  12,513,317
Issued as reinvestment of dividends  ...                             23,087
Redeemed  ..............................                        (10,634,532)
                                                              -------------
Net increase  ..........................                      $   1,901,872
                                                              =============
Class K Shares:
Sold  ..................................   $   723,959,546                       $ 216,988,278      $ 86,422,101
Issued as reinvestment of dividends  ...            30,376                               1,930                 2
Redeemed  ..............................      (491,521,933)                       (144,813,932)      (54,515,568)
                                           ---------------                       -------------      ------------
Net increase  ..........................   $   232,467,989                       $  72,176,276      $ 31,906,535
                                           ===============                       =============      ============
Class Y Shares:
Sold  ..................................   $   317,455,672    $ 352,789,105      $  47,791,495      $ 52,657,638
Issued as reinvestment of dividends  ...            98,910        1,983,982             10,621           145,775
Redeemed  ..............................      (279,228,853)    (336,778,730)       (44,178,339)      (57,002,038)
                                           ---------------    -------------      -------------      ------------
Net increase/(decrease)  ...............   $    38,325,729    $  17,994,357      $   3,623,777      $ (4,198,625)
                                           ===============    =============      =============      ============

                     See Notes to Financial Statements.

                     [ This Page Intentionally Left Blank

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998



                                           INCOME FUNDS
                                           --------------------------------------------------------------------------------
                                                             Munder            Munder            Munder U.S.       Munder
                                           Munder            Intermediate      International     Government        Michigan
                                           Bond              Bond              Bond              Income            Tax-Free
                                           Fund              Fund              Fund              Fund              Bond Fund
                                           ------            ------------      -------------     ----------        ---------
Amount
Class A Shares:
Sold  ..................................   $    954,099      $ 35,518,363      $    20,223       $  4,536,840      $ 1,586,012
Issued as reinvestment of dividends  ...         44,875           306,750            3,852            101,920           17,093
Redeemed  ..............................       (324,762)      (34,623,151)         (29,371)        (3,316,035)        (314,710)
                                           ------------      ------------      -----------       ------------      -----------
Net increase/(decrease)  ...............   $    674,212      $  1,201,962      $    (5,296)      $  1,322,725      $ 1,288,395
                                           ============      ============      ===========       ============      ===========
Class B Shares:
Sold  ..................................   $    929,598      $    635,955      $    91,959       $  3,178,214      $   292,659
Issued as reinvestment of dividends  ...          2,530             8,823              111              1,375           11,786
Redeemed  ..............................       (831,391)         (519,582)          (5,628)        (3,847,302           (3,046)
                                           ------------      ------------      -----------       ------------      -----------
Net increase/(decrease)  ...............   $    100,737      $    125,196      $    86,442       $   (667,713)     $   301,399
                                           ============      ============      ===========       ============      ===========
Class C Shares:
Sold  ..................................   $    646,994      $  2,201,476      $    31,759       $    197,028      $    24,993
Issued as reinvestment of dividends  ...            218             4,450           --                    964           --
Redeemed  ..............................       (632,125)       (2,206,798)          --               (107,854)         (41,402)
                                           ------------      ------------      -----------       ------------      -----------
Net increase/(decrease)  ...............   $     15,087      $       (872)     $    31,759       $     90,138      $   (16,409)
                                           ============      ============      ===========       ============      ===========
Class K Shares:
Sold  ..................................   $ 14,348,224      $ 80,068,663      $    43,020       $ 47,245,732      $16,968,229
Issued as reinvestment of dividends  ...         --                24,387           --                  2,615           --
Redeemed  ..............................     (7,687,973)      (54,747,168)         (66,255)       (27,787,122)      (4,701,227)
                                           ------------      ------------      -----------       ------------      -----------
Net increase/(decrease)  ...............   $  6,660,251      $ 23,345,882      $   (23,235)      $ 19,461,225      $12,267,002
                                           ============      ============      ===========       ============      ===========
Class Y Shares:
Sold  ..................................   $135,969,213      $100,224,429      $ 4,116,120       $ 16,769,629      $   576,221
Issued as reinvestment of dividends  ...         81,944           146,626          491,207             46,332            9,477
Redeemed  ..............................    (34,778,888)      (38,381,770)      (5,752,298)        (2,765,135)        (253,456)
                                           ------------      ------------      -----------       ------------      -----------
Net increase/(decrease)  ...............   $101,272,269      $ 61,989,285      $(1,144,971)      $ 14,050,826      $   332,242
                                           ============      ============      ===========       ============      ===========

----------------
(a) The Munder Tax-Free Bond Fund Class C Shares commenced operations on July 7, 1997.

                      See Notes to Financial Statements.


----------------------------------
    Munder            Munder
    Tax-Free          Tax-Free
    Bond              Intermediate
    Fund(a)           Bond Fund
    --------          ------------

    $  3,614,014      $  4,811,740
          46,628           166,779
      (3,711,909)       (4,668,700)
    ------------      ------------
    $    (51,267)     $    309,819
    ============      ============

    $    246,154      $    191,439
              59               264
          (1,000)           --
    ------------      ------------
    $    245,213      $    191,703
    ============      ============

    $     40,861      $      -
          --                --
          --                --
    ------------      ------------
    $     40,861      $      -
    ============      ============

    $ 23,208,945      $ 45,773,724
             821            11,065
     (23,412,116)      (35,071,716)
    ------------      ------------
    $   (202,350)     $ 10,713,073
    ============      ============

    $    837,177      $  3,988,232
           3,985             1,632
        (744,413)       (2,115,158)
    ------------      ------------
    $     96,749      $  1,874,706
    ============      ============

                      See Notes to Financial Statements.


The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998
-----------------------------------------------------------------------------

                                           INCOME FUNDS
                                           -----------------------------------------------------------------------------------
                                                             Munder            Munder            Munder U.S.       Munder
                                           Munder            Intermediate      International     Government        Michigan
                                           Bond              Bond              Bond              Income            Tax-Free
                                           Fund              Fund              Fund              Fund              Bond Fund
                                           ------            ------------      -------------     ----------        ---------
Shares
Class A Shares:
Sold  ..................................       96,300         3,750,114           2,097             440,195          159,016
Issued as reinvestment of dividends  ...        4,562            32,465             401               9,916            1,718
Redeemed  ..............................      (33,162)       (3,659,805)         (3,049)           (321,399)         (31,820)
                                           ----------         ---------        --------           ---------        ---------
Net increase/(decrease)  ...............       67,700           122,774            (551)            128,712          128,914
                                           ==========         =========        ========           =========        =========
Class B Shares:
Sold  ..................................       93,817            67,247           9,526             308,147           29,315
Issued as reinvestment of dividends  ...          257               935              12                 134            1,185
Redeemed  ..............................      (83,938)          (54,915)           (579)           (373,051)            (307)
                                           ----------         ---------        --------           ---------        ---------
Net increase/(decrease)  ...............       10,136            13,267           8,959             (64,770)          30,193
                                           ==========         =========        ========           =========        =========
Class C Shares:
Sold  ..................................       65,083           233,511           3,235              19,096            2,500
Issued as reinvestment of dividends  ...           22               470            --                    94            --
Redeemed  ..............................      (63,450)         (232,883)           --               (10,463)          (4,067)
                                           ----------         ---------        --------           ---------        ---------
Net increase/(decrease)  ...............        1,655             1,098           3,235               8,727           (1,567)
                                           ==========         =========        ========           =========        =========
Class K Shares:
Sold  ..................................    1,456,896         8,464,953           4,445           4,581,485        1,705,070
Issued as reinvestment of dividends  ...        --                2,585            --                   254            --
Redeemed  ..............................     (779,936)       (5,887,836)         (6,880)         (2,691,211)        (473,464)
                                           ----------         ---------        --------           ---------        ---------
Net increase/(decrease)  ...............      676,960         2,579,702          (2,435)          1,890,528        1,231,606
                                           ==========         =========        ========           =========        =========
Class Y Shares:
Sold  ..................................   13,821,217        10,591,114         423,302           1,627,028           57,300
Issued as reinvestment of dividends  ...        8,318            15,507          50,974               4,506              952
Redeemed  ..............................   (3,523,204)       (4,056,301)       (584,840)           (268,382)         (25,401)
                                           ----------         ---------        --------           ---------        ---------
Net increase/(decrease)  ...............   10,306,331         6,550,320        (110,564)          1,363,152           32,851
                                           ==========         =========        ========           =========        =========

----------------
(a) The Munder Tax-Free Bond Fund Class C commenced operations on July 7,
1997.

                      See Notes to Financial Statements.


    ------------------------------
    Munder            Munder
    Tax-Free          Tax-Free
    Bond              Intermediate
    Fund(a)           Bond Fund
    ---------         ------------
       336,093           457,922
         4,348            15,922
      (343,395)         (443,962)
    ----------        ----------
        (2,954)           29,882
    ==========        ==========

        22,812            18,270
             5                25
           (93)            --
    ----------        ----------
        22,724            18,295
    ==========        ==========

         3,850             --
         --                --
         --                --
    ----------        ----------
         3,850             --
    ==========        ==========

     2,156,931         4,356,995
            76             1,056
    (2,177,117)       (3,340,840)
    ----------        ----------
       (20,110)        1,017,211
    ==========        ==========

        78,211           380,413
           372               156
       (69,922)         (201,750)
    ----------        ----------
         8,661           178,819
    ==========        ==========

                      See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998


Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                           MONEY MARKET FUNDS
                                           ----------------------------------------------------------------------
                                           Munder             Munder             Munder             Munder
                                           Cash               Money              Tax-Free           U.S. Treasury
                                           Investment         Market             Money Market       Money Market
                                           Fund               Fund               Fund               Fund
                                           ----------         ------             ------------       -------------
Class A Shares:
Sold  ..................................   $ 1,529,521,817    $ 632,100,591      $ 177,864,977      $  38,374,572
Issued as reinvestment of dividends  ...         4,882,857          321,576          1,747,092            329,790
Redeemed  ..............................    (1,496,937,144)    (621,328,822)      (112,826,402)       (35,379,174)
                                           ---------------    -------------      -------------      -------------
Net increase  ..........................   $    37,467,530    $  11,093,345      $  66,785,667      $   3,325,188
                                           ===============    =============      =============      =============
Class B Shares:
Sold  ..................................                      $  16,765,810
Issued as reinvestment of dividends  ...                             16,857
Redeemed  ..............................                        (16,576,223)
                                                              -------------
Net increase  ..........................                      $     206,444
                                                              =============
Class C Shares:
Sold  ..................................                      $  54,403,515
Issued as reinvestment of dividends  ...                             46,154
Redeemed  ..............................                        (56,204,006)
                                                              -------------
Net decrease  ..........................                      $  (1,754,337)
                                                              =============
Class K Shares:
Sold  ..................................   $ 1,296,422,618                       $ 398,274,187      $ 157,006,524
Issued as reinvestment of dividends  ...           165,621                               6,260              3,336
Redeemed  ..............................    (1,223,603,039)                       (419,467,191)      (157,650,371)
                                           ---------------                       -------------      -------------
Net increase/(decrease)  ...............   $    72,985,200                       $ (21,186,744)     $    (640,511)
                                           ===============                       =============      =============
Class Y Shares:
Sold  ..................................   $   659,461,802    $ 481,224,890      $ 119,848,786      $ 112,737,894
Issued as reinvestment of dividends  ...           131,983        4,772,056              4,192             15,454
Redeemed  ..............................      (611,601,060)    (541,927,731)      (122,405,360)      (308,854,622)
                                           ---------------    -------------      -------------      -------------
Net increase/(decrease)  ...............   $    47,992,725    $ (55,930,785)     $  (2,552,382)     $(196,101,274)
                                           ===============    =============      =============      =============

                      See Notes to Financial Statements.

                  [ This Page is Intentionally Left Blank ]

Munder Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period




                                                                             A Shares
                                        ---------------------------------------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Year           Period         Year
                                        12/31/98(e)    Ended          Ended          Ended          Ended          Ended
                                        (Unaudited)    6/30/98(e)     6/30/97        6/30/96        6/30/95(d)     2/28/95(e,f)
                                        -----------    ----------     -------        -------        ----------     ------------
Net asset value, beginning of period    $ 9.99         $ 9.58         $ 9.53         $ 9.70         $ 9.31         $ 9.91
                                        ------         ------         ------         ------         ------         ------
Income from investment operations:
Net investment income  ..............     0.29           0.59           0.60           0.61           0.21           0.61
Net realized and unrealized
  gain/(loss) on investments  .......     0.14           0.39           0.03          (0.20)          0.38          (0.63)
                                        ------         ------         ------         ------         ------         ------
Total from investment operations  ...     0.43           0.98           0.63           0.41           0.59          (0.02)
                                        ------         ------         ------         ------         ------         ------
Less distributions:
Dividends from net investment income     (0.29)         (0.57)         (0.58)         (0.58)         (0.20)         (0.58)
                                        ------         ------         ------         ------         ------         ------
Total distributions  ................    (0.29)         (0.57)         (0.58)         (0.58)         (0.20)         (0.58)
                                        ------         ------         ------         ------         ------         ------
Net asset value, end of period  .....   $10.13         $ 9.99         $ 9.58         $ 9.53         $ 9.70         $ 9.31
                                        ======         ======         ======         ======         ======         ======
Total return (b)  ...................     4.37%         10.45%          6.84%          4.24%          6.39%          0.45%
                                        ======         ======         ======         ======         ======         ======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)    $1,599         $1,529         $  818         $  895         $  919         $  880
Ratio of operating expenses to
  average net assets  ...............     0.95%(c)       0.96%          0.96%          0.95%          0.95%(c)       0.92%
Ratio of net investment income to
  average net assets  ...............     5.80%(c)       5.93%          6.34%          6.26%          6.47%(c)       6.57%
Portfolio turnover rate  ............       48%           222%           279%           507%            99%           165%
Ratio of operating expenses to
  average net assets without waivers      0.95%(c)       0.96%          0.96%          1.04%          1.19%(c)       1.16%

----------------
(a) The Munder Bond Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on December 9, 1992, March 13, 1996, March 25, 1996, and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                     See Notes to Financial Statements.



                          B Shares                                                 C Shares
   ---------------------------------------------------      --------------------------------------------------
    Period                                                  Period
    Ended         Year          Year          Period        Ended         Year          Year          Period
    12/31/98(e)   Ended         Ended         Ended         12/31/98(e)   Ended         Ended         Ended
    (Unaudited)   6/30/98(e)    6/30/97       6/30/96       (Unaudited)   6/30/98(e)    6/30/97       6/30/96
    -----------   ----------    -------       -------       -----------   ----------    -------       -------
    $ 9.99        $ 9.57        $ 9.53        $  9.68       $10.03        $ 9.60        $ 9.52        $ 9.74
    ------        ------        ------        -------       ------        ------        ------        -------
      0.26          0.51          0.54           0.16         0.26          0.52          0.66          0.16

      0.13          0.40          0.02          (0.14)        0.13          0.40         (0.08)        (0.21)
    ------        ------        ------        -------       ------        ------        ------        -------
      0.39          0.91          0.56           0.02         0.39          0.92          0.58         (0.05)
    ------        ------        ------        -------       ------        ------        ------        -------
     (0.25)        (0.49)        (0.52)         (0.17)       (0.25)        (0.49)        (0.50)        (0.17)
    ------        ------        ------        -------       ------        ------        ------        -------
     (0.25)        (0.49)        (0.52)         (0.17)       (0.25)        (0.49)        (0.50)        (0.17)
    ------        ------        ------        -------       ------        ------        ------        -------
    $10.13        $ 9.99        $ 9.57        $  9.53       $10.17        $10.03        $ 9.60        $ 9.52
    ======        ======        ======        =======       ======        ======        ======        ======
      3.98%         9.75%         5.97%          0.22%        3.97%         9.84%         6.19%        (0.49)%
    ======        ======        ======        =======       ======        ======        ======        ======

    $1,257        $  685        $  559        $   294%      $  374        $   63        $   45        $   51

      1.70%(c)      1.72%         1.71%          1.70%(c)     1.70%(c)      1.72%         1.71%         1.70%(c)

      5.05%(c)      5.18%         5.59%          5.51%(c)     5.05%(c)      5.18%         5.59%         5.51%(c)
        48%          222%          279%           507%          48%          222%          279%          507%

      1.70%(c)      1.72%         1.71%          1.79%(c)     1.70%(c)      1.72%         1.71%         1.79%(c)


Munder Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period


                                                                                Y Shares
                                        ----------------------------------------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Year           Period         Year
                                        12/31/98(e)    Ended          Ended          Ended          Ended          Ended
                                        (Unaudited)    6/30/98(e)     6/30/97        6/30/96        6/30/95(d)     2/28/95(e,f)
                                        -----------    ----------     -------        -------        ----------     ------------
Net asset value, beginning of period    $   9.99       $   9.58       $   9.53       $   9.70       $   9.31       $   9.91
                                        --------       --------       --------       --------       --------       --------
Income from investment operations:
Net investment income  ..............       0.31           0.61           0.63           0.64           0.21           0.64
Net realized and unrealized
  gain/(loss) on investments  .......       0.14           0.39           0.03          (0.21)          0.39          (0.64)
                                        --------       --------       --------       --------       --------       --------
Total from investment operations  ...       0.45           1.00           0.66           0.43           0.60           0.00
                                        --------       --------       --------       --------       --------       --------
Less distributions:
Dividends from net investment income       (0.30)         (0.59)         (0.61)         (0.60)         (0.21)         (0.60)
                                        --------       --------       --------       --------       --------       --------
Total distributions  ................      (0.30)         (0.59)         (0.61)         (0.60)         (0.21)         (0.60)
                                        --------       --------       --------       --------       --------       --------
Net asset value, end of period  .....   $  10.14       $   9.99       $   9.58       $   9.53       $   9.70       $   9.31
                                        ========       ========       ========       ========       ========       ========
Total return (b)  ...................       4.60%         10.72%          7.09%          4.50%          6.48%          0.70%
                                         ========       ========       ========       ========       ========       ========
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)    $214,456       $221,427       $113,493       $113,020       $146,741       $141,704
Ratio of operating expenses to
  average net assets  ...............       0.70%(c)       0.72%          0.71%          0.70%          0.70%(c)       0.67%
Ratio of net investment income to
  average net assets  ...............       6.05%(c)       6.18%          6.59%          6.51%          6.72%(c)       6.82%
Portfolio turnover rate  ............         48%           222%           279%           507%            99%           165%
Ratio of operating expenses to
  average net assets without waivers        0.70%(c)       0.72%          0.71%          0.79%          0.94%(c)       0.91%

----------------
(a) The Munder Bond Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on December 9, 1992, March 13, 1996, March 25, 1996, and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                      See Notes to Financial Statements.

                    [This Page Intentionally Left Blank]

Munder Intermediate Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                A Shares
                                           -------------------------------------------------------------------------------------
                                           Period
                                           Ended          Year           Year           Year           Period         Year
                                           12/31/98(f)    Ended          Ended          Ended          Ended          Ended
                                           (Unaudited)    6/30/98(f)     6/30/97(f)     6/30/96        6/30/95(d)     2/28/95(e)
                                           -----------    ----------     ----------     -------        ----------     ----------
Net asset value, beginning of period ...   $ 9.51         $ 9.33         $ 9.31         $ 9.52         $ 9.27         $ 9.91
                                           ------         ------         ------         ------         ------         ------
Income from investment operations:
Net investment income  .................     0.26           0.55           0.55           0.58           0.22           0.59
Net realized and unrealized gain/(loss)
  on investments  ......................     0.08           0.16           0.02          (0.21)          0.25          (0.61)
                                           ------         ------         ------         ------         ------         ------
Total from investment operations  ......     0.34           0.71           0.57           0.37           0.47          (0.02)
                                           ------         ------         ------         ------         ------         ------
Less distributions:
Dividends from net investment income  ..    (0.27)         (0.53)         (0.55)         (0.58)         (0.22)         (0.61)
Distributions from net realized gains ..      --             --             --             --             --           (0.01)
                                           ------         ------         ------         ------         ------         ------
Total distributions  ...................    (0.27)         (0.53)         (0.55)         (0.58)         (0.22)         (0.62)
                                           ------         ------         ------         ------         ------         ------
Net asset value, end of period  ........   $ 9.58         $ 9.51         $ 9.33         $ 9.31         $ 9.52         $ 9.27
                                           ======         ======         ======         ======         ======         ======
Total return (b)  ......................     3.65%          7.84%          6.34%          3.92%          5.15%          0.54%
                                           ======         ======         ======         ======         ======         ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $7,576         $7,387         $6,104         $5,356         $5,470         $5,472
Ratio of operating expenses to average
  net assets  ..........................     0.94%(c)       0.93%          0.93%          0.94%          0.95%(c)       0.93%
Ratio of net investment income to
  average net assets  ..................     5.41%(c)       5.77%          5.91%          6.08%          7.12%(c)       6.71%
Portfolio turnover rate  ...............       44%           194%           325%           494%            84%            80%
Ratio of operating expenses to average
  net assets without waivers  ..........     0.94%(c)       0.93%          0.93%          1.02%          1.19%(c)       1.18%


----------------
(a) The Munder Intermediate Bond Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 24, 1992, October 25, 1994, April 19, 1996 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                   See Notes to Financial Statements.


                                     B Shares                                                          C Shares
    ---------------------------------------------------------------------------   ----------------------------------------------
    Period                                                                        Period
    Ended        Year         Year         Year         Period       Period       Ended        Year         Year         Period
    12/31/98(f)  Ended        Ended        Ended        Ended        Ended        12/31/98(f)  Ended        Ended        Ended
    (Unaudited)  6/30/98(f)   6/30/97(f)   06/30/96     6/30/95(d)   2/28/95(e)   (Unaudited)  6/30/98(f)   6/30/97(f)   6/30/96
    -----------  ----------   ----------   --------     ----------   ----------   -----------  ----------   ----------   -------

    $ 9.49       $ 9.32       $ 9.30       $ 9.51       $ 9.27       $ 9.22       $ 9.50       $ 9.35       $ 9.31       $ 9.40
    ------       ------       ------       ------       ------       ------       ------       ------       ------       ------

      0.23         0.47         0.48         0.49         0.20         0.19         0.23         0.48         0.45         0.10

      0.08         0.16         0.03        (0.19)        0.24         0.11         0.08         0.13         0.08        (0.06)
    ------       ------       ------       ------       ------       ------       ------       ------       ------       ------
      0.31         0.63         0.51         0.30         0.44         0.30         0.31         0.61         0.53         0.04
    ------       ------       ------       ------       ------       ------       ------       ------       ------       ------

     (0.24)       (0.46)       (0.49)       (0.51)       (0.20)       (0.24)       (0.24)       (0.46)       (0.49)       (0.13)
       --           --           --           --           --        $(0.01)         --           --           --           --
    ------       ------       ------       ------       ------       ------       ------       ------       ------       ------
     (0.24)       (0.46)       (0.49)       (0.51)       (0.20)       (0.25)       (0.24)       (0.46)       (0.49)       (0.13)
    ------       ------       ------       ------       ------       ------       ------       ------       ------       ------
    $ 9.56       $ 9.49       $ 9.32       $ 9.30       $ 9.51       $ 9.27       $ 9.57       $ 9.50       $ 9.35       $ 9.31
    ======       ======       ======       ======       ======       ======       ======       ======       ======       ======
      3.26%        6.94%        5.60%        3.22%        4.78%        3.33%        3.26%        6.69%        5.77%        0.39%
    ======       ======       ======       ======       ======       ======       ======       ======       ======       ======

    $2,253       $  598       $  464       $  103       $    9       $    7       $  172       $   70       $   58       $   52
      1.69%(c)     1.68%        1.68%        1.69%        1.70%(c)     1.67%(c)     1.69%(c)     1.68%        1.68%        1.69%(c)
      4.66%(c)     5.02%        5.16%        5.33%        6.37%(c)     5.97%(c)     4.66%(c)     5.02%        5.16%        5.33%(c)
        44%         194%         325%         494%          84%          80%          44%         194%         325%         494%
      1.69%(c)     1.68%        1.68%        1.77%        1.94%(c)     1.92%(c)     1.69%(c)     1.68%        1.68%        1.77%(c)

Munder Intermediate Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                Y Shares
                                           ----------------------------------------------------------------------------------
                                           Period
                                           Ended         Year          Year          Year          Period        Year
                                           12/31/98(f)   Ended         Ended         Ended         Ended         Ended
                                           (Unaudited)   6/30/98(f)    6/30/97(f)    6/30/96       6/30/95(d)    2/28/95(e,f)
                                           -----------   ----------    ----------    -------       ----------    ------------
Net asset value, beginning of period ...   $   9.50      $   9.33      $   9.31      $   9.51      $   9.27      $   9.91
                                           --------      --------      --------      --------      --------      --------
Income from investment operations:
Net investment income  .................       0.27          0.57          0.57          0.60          0.23          0.60
Net realized and unrealized gain/(loss)
  on investments  ......................       0.09          0.16          0.03         (0.20)         0.24         (0.59)
                                           --------      --------      --------      --------      --------      --------
Total from investment operations  ......       0.36          0.73          0.60          0.40          0.47          0.01
                                           --------      --------      --------      --------      --------      --------
Less distributions:
Dividends from net investment income ...      (0.29)        (0.56)        (0.58)        (0.60)        (0.23)        (0.64)
Distributions from net realized gains ..       --            --            --            --            --           (0.01)
                                           --------      --------      --------      --------      --------      --------
Total distributions  ...................      (0.29)        (0.56)        (0.58)        (0.60)        (0.23)        (0.65)
                                           --------      --------      --------      --------      --------      --------
Net asset value, end of period  ........   $   9.57      $   9.50      $   9.33      $   9.31      $   9.51      $   9.27
                                           ========      ========      ========      ========      ========      ========
Total return (b)  ......................       3.78%         7.99%         6.60%         4.29%         5.12%         0.78%
                                           ========      ========      ========      ========      ========      ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $201,835      $226,856      $161,606      $182,937      $157,484      $162,185
Ratio of operating expenses to average
  net assets  ..........................       0.69%(c)      0.68%         0.68%         0.69%         0.70% (c)     0.68%
Ratio of net investment income to
  average net assets  ..................       5.66%(c)      6.02%         6.16%         6.33%         7.37% (c)     6.96%
Portfolio turnover rate  ...............         44%          194%          825%          494%           84%           80%
Ratio of operating expenses to average
  net assets without waivers  ..........       0.69%(c)      0.68%         0.68%         0.77%         0.94% (c)     0.93%


----------------
(a) The Munder Intermediate Bond Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on November 24, 1992, October 25, 1994, April 19, 1996 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.


                See Notes to Financial Statements.

                    [This Page Intentionally Left Blank}

Munder International Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                        A Shares                                  B Shares
                                           -----------------------------------       ------------------------------------
                                           Period                                    Period
                                           Ended         Year          Period        Ended         Year          Period
                                           12/31/98(d)   Ended         Ended         12/31/98(d)   Ended         Ended
                                           (Unaudited)   6/30/98       6/30/97       (Unaudited)   06/30/98      06/30/97
                                           -----------   -------       -------       -----------   --------      --------
Net asset value, beginning of period ...   $ 9.66        $ 9.82        $ 9.98        $ 9.66        $ 9.83        $ 9.85
                                           ------        ------        ------        ------        ------        ------
Income from investment operations:
Net investment income  .................     0.17          0.20          0.10          0.13          0.18          0.01
Net realized and unrealized gain/(loss)
  on investments  ......................     1.20         (0.11)        (0.18)         1.21         (0.15)        (0.03)
                                           ------        ------        ------        ------        ------        ------
Total from investment operations  ......     1.37          0.09         (0.08)         1.34          0.03         (0.02)
                                           ------        ------        ------        ------        ------        ------
Less distributions:
Dividends from net investment income ...    (0.16)        (0.23)        (0.08)        (0.13)        (0.18)          --
Distributions from net realized gains ..    (0.15)        (0.02)          --          (0.15)        (0.02)          --
                                           ------        ------        ------        ------        ------        ------
Total distributions  ...................    (0.31)        (0.25)        (0.08)        (0.28)        (0.20)          --
                                           ------        ------        ------        ------        ------        ------
Net asset value, end of period  ........   $10.72        $ 9.66        $ 9.82        $10.72        $ 9.66        $ 9.83
                                           ======        ======        ======        ======        ======        ======
Total return (b)  ......................    14.17%         0.86%        (0.84)%       13.77%         0.26%        (0.20)%
                                           ======        ======        ======        ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $  334        $  160        $  168        $  147        $  107        $   21
Ratio of operating expenses to average
  net assets  ..........................     1.08%(c)      1.11%         1.14%(c)      1.83%(c)      1.86%         1.89%(c)
Ratio of net investment income to
  average net assets  ..................     3.20%(c)      3.53%         3.61%(c)      2.45%(c)      2.78%         2.86%(c)
Portfolio turnover rate  ...............       30%           81%           75%           30%           81%           75%
Ratio of operating expenses to average
  net assets without waivers  ..........     1.08%(c)      1.11%         1.18%(c)      1.83%(c)      1.86%         1.93%(c)

----------------
(a) The Munder International Bond Fund Class A Shares, Class B Shares, Class C Shares, and Class Y Shares commenced operations on October 17, 1996, June 9, 1997, June 4, 1998, and October 2, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                See Notes to Financial Statements.


             C Shares                              Y Shares
-------------------------         --------------------------------------
    Period                        Period
    Ended          Period         Ended          Year           Period
    12/31/98(d)    Ended          12/31/98(d)    Ended          Ended
    (Unaudited)    6/30/98        (Unaudited)    6/30/98        6/30/97
    ----------     -------        ----------     -------        --------
   $ 9.73         $ 9.84         $  9.68        $  9.83        $ 10.00
   ------         ------         -------        -------        -------

     0.13           0.01            0.18           0.22           0.25

     1.19          (0.11)           1.22          (0.11)         (0.34)
   ------         ------         -------        -------        -------
     1.32          (0.10)           1.40           0.11          (0.09)
   ------         ------         -------        -------        -------

    (0.13)         (0.01)          (0.18)         (0.24)         (0.08)
    (0.15)           --            (0.15)         (0.02)          --
   ------         ------         -------        -------        -------
    (0.28)         (0.01)          (0.33)         (0.26)         (0.08)
   ------         ------         -------        -------        -------
   $10.77         $ 9.73         $ 10.75        $  9.68        $  9.83
   ======         ======         =======        =======        =======
    13.56%         (0.84)%         14.38%          1.12%         (0.90)%
   ======         ======         =======        =======        =======

   $    4         $   31         $55,625        $49,834        $51,679

     1.83%(c)       1.87% (c)       0.83% (c)      0.86%          0.89%(c)

     2.45%(c)       2.79% (c)       3.45% (c)      3.78%          3.86%(c)
       30%            81%             30%            81%            75%

     1.83%(c)       1.87% (c)       0.83% (c)      0.86%          0.93%(c)

Munder U.S. Government Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                A Shares
                                           -------------------------------------------------------------------------------------
                                           Period
                                           Ended          Year           Year           Year           Period         Period
                                           12/31/98(f)    Ended          Ended          Ended          Ended          Ended
                                           (Unaudited)    6/30/98        6/30/97        6/30/96(f)     6/30/95(d)     2/28/95(e)
                                           -----------    -------        -------        ----------     ----------     ----------
Net asset value, beginning of period ...   $10.38         $10.09         $  9.98        $10.30         $ 9.88         $10.03
                                           ------         ------         -------        ------         ------         ------
Income from investment operations:
Net investment income  .................     0.30           0.61            0.65          0.71           0.24           0.42
Net realized and unrealized gain/(loss)
  on investments  ......................     0.03           0.35            0.07         (0.27)          0.41          (0.10)
                                           ------         ------         -------        ------         ------         ------
Total from investment operations  ......     0.33           0.96            0.72          0.44           0.65           0.32
                                           ------         ------         -------        ------         ------         ------
Less distributions:
Dividends from net investment income ...    (0.29)         (0.61)          (0.61)        (0.68)         (0.23)         (0.47)
Distributions from net realized gains ..    (0.02)         (0.06)          (0.00)(g)     (0.08)           --             --
                                           ------         ------         -------        ------         ------         ------
Total distributions  ...................    (0.31)         (0.67)          (0.61)        (0.76)         (0.23)         (0.47)
                                           ------         ------         -------        ------         ------         ------
Net asset value, end of period  ........   $10.40         $10.38         $ 10.09        $ 9.98         $10.30         $ 9.88
                                           ======         ======         =======        ======         ======         ======
Total return (b)  ......................     3.23%          9.71%           7.50%         4.34%          6.66%          3.30%
                                           ======         ======         =======        ======         ======         ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's). ..   $3,703         $2,598         $ 1,226        $  259         $   97         $   69
Ratio of operating expenses to average
  net assets  ..........................     0.94%(c)       0.94%           0.96%         0.97%          0.97%(c)       0.95%(c)
Ratio of net investment income to
  average net assets  ..................     5.70%(c)       6.00%           6.51%         6.92%          6.96%(c)       7.02%(c)
Portfolio turnover rate  ...............       13%            85%            130%          133%            42%           143%
Ratio of operating expenses to average
  net assets without waivers  ..........     0.94%(c)       0.94%           0.96%         1.04%          1.21%(c)       1.19%(c)

----------------
(a) The Munder U.S. Government Income Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on July 28, 1994, September 6, 1995, August 12, 1996 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.

                See Notes to Financial Statements.


                          B Shares                                          C Shares
    ----------------------------------------------------    -----------------------------------
    Period                                                  Period
    Ended         Year          Year          Period        Ended         Year          Period
    12/31/98(f)   Ended         Ended         Ended         12/31/98(f)   Ended         Ended
    (Unaudited)   6/30/98       6/30/97       6/30/96(f)    (Unaudited)   6/30/98       6/30/97
    -----------   -------       -------       ----------    -----------   -------       -------

    $10.38        $10.09        $ 9.98        $10.31        $10.37        $10.09        $10.11
    ------        ------        ------        ------        ------        ------        ------

      0.26          0.50          0.58          0.49          0.26          0.50          0.54

      0.04          0.38          0.07         (0.24)         0.05          0.37         (0.06)
    ------        ------        ------        ------        ------        ------        ------
      0.30          0.88          0.65          0.25          0.31          0.87          0.48
    ------        ------        ------        ------        ------        ------        ------

     (0.26)        (0.53)        (0.54)        (0.50)        (0.26)        (0.53)        (0.50)
     (0.02)        (0.06)        (0.00)(g)     (0.08)        (0.02)        (0.06)        (0.00)(g)
    ------        ------        ------        ------        ------        ------        ------
     (0.28)        (0.59)        (0.54)        (0.58)        (0.28)        (0.59)        (0.50)
    ------        ------        ------        ------        ------        ------        ------
    $10.40        $10.38        $10.09        $ 9.98        $10.40        $10.37        $10.09
    ======        ======        ======        ======        ======        ======        ======
      2.85%         8.89%         6.77%         2.42%         2.95%         8.82%         4.87%
    ======        ======        ======        ======        ======        ======        ======

    $3,759        $  970        $1,596        $  498        $  837        $  101        $   10

      1.69%(c)      1.69%         1.71%         1.72%(c)      1.69% (c)     1.69%         1.71%(c)

      4.95%(c)      5.25%         5.76%         6.17%(c)      4.95% (c)     5.25%         5.76%(c)
        13%           85%          130%          133%           13%           85%          130%

      1.69%(c)      1.69%         1.71%         1.79%(c)      1.69% (c)     1.69%         1.71%(c)

Munder U.S. Government Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period


                                                                                   Y Shares
                                           -------------------------------------------------------------------------------------
                                           Period
                                           Ended          Year           Year           Year           Period         Period
                                           12/31/98(f)    Ended          Ended          Ended          Ended          Ended
                                           (Unaudited)    6/30/98        6/30/97        6/30/96(f)     6/30/95(d)     2/28/95(e)
                                           -----------    -------        -------        ----------     ----------     ----------
Net asset value, beginning of period ...   $ 10.38        $ 10.09        $  9.98        $ 10.30        $  9.89        $ 10.00
                                           -------        -------        -------        -------        -------        -------
Income from investment operations:
Net investment income  .................      0.31           0.62           0.68           0.74           0.24           0.44
Net realized and unrealized gain/(loss)
  on investments  ......................      0.05           0.36           0.07          (0.27)          0.41          (0.07)
                                           -------        -------        -------        -------        -------        -------
Total from investment operations  ......      0.36           0.98           0.75           0.47           0.65           0.37
                                           -------        -------        -------        -------        -------        -------
Less distributions:
Dividends from net investment income ...     (0.31)         (0.63)         (0.64)         (0.71)         (0.24)         (0.48)
Distributions from net realized gains ..     (0.02)         (0.06)         (0.00)(g)      (0.08)          --             --
                                           -------        -------        -------        -------        -------        -------
Total distributions  ...................     (0.33)         (0.69)         (0.64)         (0.79)         (0.24)         (0.48)
                                           -------        -------        -------        -------        -------        -------
Net asset value, end of period  ........   $ 10.41        $ 10.38        $ 10.09        $  9.98        $ 10.30        $  9.89
                                           =======        =======        =======        =======        =======        =======
Total return (b)  ......................      3.46%          9.97%          7.75%          4.58%          6.64%          3.85%
                                           =======        =======        =======        =======        =======        =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $72,990        $70,842        $55,098        $46,695        $12,862        $11,647
Ratio of operating expenses to average
  net assets  ..........................      0.69%(c)       0.69%          0.71%          0.72%          0.72%(c)       0.70%(c)

Ratio of net investment income to
  average net assets  ..................      5.95%(c)       6.25%          6.76%          7.17%          7.21%(c)       7.27%(c)

Portfolio turnover rate  ...............        13%            85%           130%           133%            42%           143%
Ratio of operating expenses to average
  net assets without waivers  ..........      0.69%(c)       0.69%          0.71%          0.79%          0.96%(c)       0.94%(c)

----------------
(a) The Munder U.S. Government Income Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on July 28, 1994, September 6, 1995, August 12, 1996 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.

                See Notes to Financial Statements.


                    [This Page Intentionally Left Blank]

Munder Michigan Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             A Shares
                                           ---------------------------------------------------------------------------------
                                           Period
                                           Ended         Year          Year          Year          Period        Year
                                           12/31/98      Ended         Ended         Ended         Ended         Ended
                                           (Unaudited)   6/30/98       6/30/97(e)    6/30/96(e)    6/30/95(d,e)  2/28/95(e,f)
                                           -----------   -------       ----------    ----------    ------------  ------------
Net asset value, beginning of period ...   $10.06        $ 9.64        $ 9.35        $ 9.34        $ 9.24        $ 9.73
                                           ------        ------        ------        ------        ------        ------
Income from investment operations:
Net investment income  .................     0.20          0.41          0.44          0.48          0.16          0.44
Net realized and unrealized gain/(loss)
  on investments  ......................     0.13          0.45          0.28          0.01          0.10         (0.50)
                                           ------        ------        ------        ------        ------        ------
Total from investment operations  ......     0.33          0.86          0.72          0.49          0.26         (0.06)
                                           ------        ------        ------        ------        ------        ------
Less distributions:
Dividends from net investment income  ..    (0.20)        (0.42)        (0.43)        (0.48)        (0.16)        (0.43)
                                           ------        ------        ------        ------        ------        ------
Distributions from net realized gains ..    (0.16)        (0.02)        (0.00)(g)       --            --            --
                                           ------        ------        ------        ------        ------        ------
Total distributions  ...................    (0.36)        (0.44)        (0.43)        (0.48)        (0.16)        (0.43)
                                           ------        ------        ------        ------        ------        ------
Net asset value, end of period  ........   $10.03        $10.06        $ 9.64        $ 9.35        $ 9.34        $ 9.24
                                           ======        ======        ======        ======        ======        ======
Total return (b)  ......................     3.28%         9.01%         7.88%         5.25%         2.84%        (0.16)%
                                           ======        ======        ======        ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $1,844        $1,855        $  536        $  446        $  417        $  444
Ratio of operating expenses to average
  net assets  ..........................     0.98%(c)      0.98%         0.88%         0.51%         0.52%(c)      0.56%
Ratio of net investment income to
  average net assets  ..................     3.89%(c)      4.29%         4.57%         5.01%         5.06%(c)      4.81%
Portfolio turnover rate  ...............       22%           34%           19%           31%            8%           53%
Ratio of operating expenses to average
  net assets without waivers  ..........     0.98%(c)      0.98%         1.02%         1.09%         1.26%(c)      1.30%


----------------
(a) The Munder Michigan Tax-Free Bond Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on February 15, 1994, July 5, 1994, October 4, 1996, and January 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Amount represents less than $0.01 per share.

                See Notes to Financial Statements.


                                        B Shares                                                        C Shares
    ----------------------------------------------------------------------------------  --------------------------------------
    Period                                                                              Period
    Ended         Year          Year          Year          Period        Period        Ended         Year          Period
    12/31/98      Ended         Ended         Ended         Ended         Ended         12/31/98      Ended         Ended
    (Unaudited)   6/30/98       6/30/97(e)    6/30/96(e)    6/30/95(d,e)  2/28/95(e,f)  (Unaudited)   6/30/98       6/30/97(e)
    -----------   -------       ----------    ----------    ------------  ------------  -----------   -------       ----------

    $10.06        $ 9.64        $ 9.35        $ 9.34        $ 9.24        $ 9.17        $10.05        $ 9.63        $ 9.56
    ------        ------        ------        ------        ------        ------        ------        ------        ------

      0.16          0.35          0.36          0.41          0.14          0.24          0.15          0.34          0.26

      0.13          0.44          0.29          0.00(g)       0.10          0.10          0.15          0.44          0.07
    ------        ------        ------        ------        ------        ------        ------        ------        ------
      0.29          0.79          0.65          0.41          0.24          0.34          0.30          0.78          0.33
    ------        ------        ------        ------        ------        ------        ------        ------        ------

     (0.16)        (0.35)        (0.36)        (0.40)        (0.14)        (0.27)        (0.16)        (0.34)        (0.26)
     (0.16)        (0.02)        (0.00)(g)       --            --            --          (0.16)        (0.02)        (0.00)(g)
    ------        ------        ------        ------        ------        ------        ------        ------        ------
     (0.32)        (0.37)        (0.36)        (0.40)        (0.14)        (0.27)        (0.32)        (0.36)        (0.26)
    ------        ------        ------        ------        ------        ------        ------        ------        ------
    $10.03        $10.06        $ 9.64        $ 9.35        $ 9.34        $ 9.24        $10.03        $10.05        $ 9.63
    ======        ======        ======        ======        ======        ======        ======        ======        ======
      2.89%         8.23%         7.09%         4.46%         2.58%         3.81%         3.00%         8.24%         3.57%
    ======        ======        ======        ======        ======        ======        ======        ======        ======

    $  665        $  629        $  312        $  251        $  254        $  227        $  256        $   78        $   90

      1.73%(c)      1.73%         1.63%         1.26%         1.27%(c)      1.29%(c)      1.73%(c)      1.73%         1.63%(c)

      3.14%(c)      3.54%         3.82%         4.26%         4.31%(c)      4.08%(c)      3.14%(c)      3.54%         3.82%(c)
        22%           34%           19%           31%            8%           53%           22%           34%           19%

      1.73%(c)      1.73%         1.77%         1.84%         2.01%(c)      2.03%(c)      1.73%(c)      1.73%         1.77%(c)

Munder Michigan Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                Y Shares
                                           ----------------------------------------------------------------------------------
                                           Period
                                           Ended         Year          Year          Year          Period        Year
                                           12/31/98      Ended         Ended         Ended         Ended         Ended
                                           (Unaudited)   6/30/98       6/30/97(e)    6/30/96(e)    6/30/95(d)    2/28/95(e,f)
                                           -----------   -------       ----------    ----------    ----------    ------------
Net asset value, beginning of period ...   $10.06        $ 9.65        $ 9.35        $ 9.34        $ 9.24        $ 9.73
                                           ------        ------        ------        ------        ------        ------
Income from investment operations:
Net investment income  .................     0.21          0.40          0.46          0.44          0.17          0.50
Net realized and unrealized gain/(loss)
  on investments  ......................     0.14          0.47          0.29          0.07          0.10         (0.54)
                                           ------        ------        ------        ------        ------        ------
Total from investment operations  ......     0.35          0.87          0.75          0.51          0.27         (0.04)
                                           ------        ------        ------        ------        ------        ------
Less distributions:
Dividends from net investment income ...    (0.21)        (0.44)        (0.45)        (0.50)        (0.17)        (0.45)
Distributions from net realized gains ..    (0.16)        (0.02)        (0.00)(g)       --            --            --
                                           ------        ------        ------        ------        ------        ------
Total distributions  ...................    (0.37)        (0.46)        (0.45)        (0.50)        (0.17)        (0.45)
                                           ------        ------        ------        ------        ------        ------
Net asset value, end of period  ........   $10.04        $10.06        $ 9.65        $ 9.35        $ 9.34        $ 9.24
                                           ======        ======        ======        ======        ======        ======
Total return (b)  ......................     3.51%         9.17%         8.26%         5.51%         2.92%         0.10%
                                           ======        ======        ======        ======        ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $1,008        $1,011        $  652        $  204        $  771        $  604
Ratio of operating expenses to average
  net assets  ..........................     0.73%(c)      0.73%         0.63%         0.26%         0.27%(c)      0.31%
Ratio of net investment income to
  average net assets  ..................     4.14%(c)      4.54%         4.82%         5.26%         5.31%(c)      5.06%
Portfolio turnover rate  ...............       22%           34%           19%           31%            8%           53%
Ratio of operating expenses to average
  net assets without waivers  ..........     0.73%(c)      0.73%         0.77%         0.84%         1.01%(c)      1.05%

----------------
(a) The Munder Michigan Tax-Free Bond Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on February 15, 1994, July 5, 1994, October 4, 1996, and January 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Amount represents less than $0.01 per share.

                See Notes to Financial Statements.


                    [This Page Intentionally Left Blank]

Munder Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                   A Shares
                                           ------------------------------------------------------------
                                           Period
                                           Ended             Year            Year            Period
                                           12/31/98          Ended           Ended           Ended
                                           (Unaudited)       6/30/98         6/30/97(e)      6/30/96(e)
                                           -----------       -------         ----------      ----------
Net asset value, beginning of period  ..   $10.73            $10.50          $10.33          $10.49
Income from investment operations:
Net investment income  .................     0.22              0.50            0.47            0.34
Net realized and unrealized gain/(loss)
  on investments  ......................     0.15              0.38            0.25           (0.14)
                                           ------            ------          ------          ------
Total from investment operations  ......     0.37              0.88            0.72            0.20
                                           ------            ------          ------          ------
Less distributions:
Dividends from net investment income  ..    (0.22)            (0.49)          (0.47)          (0.35)
Distributions from net realized gains ..    (0.39)            (0.16)          (0.08)          (0.01)
                                           ------            ------          ------          ------
Total distributions  ...................    (0.61)            (0.65)          (0.55)          (0.36)
                                           ------            ------          ------          ------
Net asset value, end of period  ........   $10.49            $10.73          $10.50          $10.33
                                           ======            ======          ======          ======
Total return (b) .......................     3.50%             8.54%           7.13%           1.87%
                                           ======            ======          ======          ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $2,534            $2,510          $2,490          $1,141
Ratio of operating expenses to average
  net assets  ..........................     0.96%(c)          0.93%           0.95%           0.98%(c)
Ratio of net investment income to
  average net assets  ..................     3.95%(c)          4.60%           4.52%           4.42%(c)
Portfolio turnover rate  ...............       27%               61%             45%             15%
Ratio of operating expenses to average
  net assets without waivers  ..........     0.96%(c)          0.93%           0.95%           1.06%(c)

----------------
(a) The Munder Tax-Free Bond Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on October 9, 1995, December 6, 1994, July 7, 1997 and July 21, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Total net assets for Class B Shares were $164 at February 28, 1995.

                See Notes to Financial Statements.


                                           B Shares                                                  C Shares
    -------------------------------------------------------------------------------------     ----------------------
    Period                                                                                    Period
    Ended          Year           Year           Year           Period         Period         Ended          Period
    12/31/98       Ended          Ended          Ended          Ended          Ended          12/31/98       Ended
    (Unaudited)    6/30/98        6/30/97(e)     6/30/96(e)     6/30/95(d,e)   2/28/95(f)     (Unaudited)    6/30/98
    -----------    -------        ----------     ----------     ------------   ----------     -----------    -------

    $10.74         $10.52         $10.34         $10.29         $10.14         $ 9.72         $10.73         $ 10.64
    ------         ------         ------         ------         ------         ------         ------         -------
      0.17           0.41           0.32           0.40           0.13           0.10           0.18            0.41
      0.16           0.38           0.33           0.05           0.15           0.42           0.15            0.25
    ------         ------         ------         ------         ------         ------         ------         -------
      0.33           0.79           0.65           0.45           0.28           0.52           0.33            0.66
    ------         ------         ------         ------         ------         ------         ------         -------

     (0.18)         (0.41)         (0.39)         (0.39)         (0.13)         (0.10)         (0.18)          (0.41)
     (0.39)         (0.16)         (0.08)         (0.01)            --             --          (0.39)          (0.16)
    ------         ------         ------         ------         ------         ------         ------         -------
     (0.57)         (0.57)         (0.47)         (0.40)         (0.13)         (0.10)         (0.57)          (0.57)
    $10.50         $10.74         $10.52         $10.34         $10.29         $10.14         $10.49         $ 10.73
    ======         ======         ======         ======         ======         ======         ======         =======
      3.11%          7.65%          6.43%          4.36%          2.80%          5.39%          3.11%           6.34%
    ======         ======         ======         ======         ======         ======         ======         =======

    $  697         $  490         $  240         $    5         $    1         $    -- (g)    $   49         $    41
      1.71%(c)       1.68%          1.70%          1.73%          1.77%(c)       1.67%(c)       1.71%(c)        1.68%(c)
      3.20%(c)       3.85%          3.77%          3.67%          3.63%(c)       3.95%(c)       3.20%(c)        3.85%(c)
        27%            61%            45%            15%            12%            50%            27%             61%
      1.71%(c)       1.68%          1.70%          1.81%          2.01%(c)       1.91%(c)       1.70%(c)        1.68%(c)


Munder Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
                                                                                   Y Shares
                                           -------------------------------------------------------------------------------------
                                           Period
                                           Ended          Year           Year           Year           Period         Period
                                           12/31/98       Ended          Ended          Ended          Ended          Ended
                                           (Unaudited)    6/30/98        6/30/97(e)     6/30/96(e)     6/30/95(d,e)   2/28/95(f)
                                           -----------    -------        ----------     ----------     ------------   ----------
Net asset value, beginning of period ...   $10.73         $10.51         $10.34         $10.29         $10.13         $10.06
                                           ------         ------         ------         ------         ------         ------
Income from investment operations:
Net investment income  .................     0.23           0.52           0.50           0.49           0.16           0.30
Net realized and unrealized gain on
  investments  .........................     0.15           0.37           0.25           0.06           0.16           0.10
                                           ------         ------         ------         ------         ------         ------
Total from investment operations  ......     0.38           0.89           0.75           0.55           0.32           0.40
                                           ------         ------         ------         ------         ------         ------
Less distributions:
Dividends from net investment income  ..    (0.23)         (0.51)         (0.50)         (0.49)         (0.16)         (0.33)
Distributions from net realized gains ..    (0.39)         (0.16)         (0.08)         (0.01)            --             --
                                           ------         ------         ------         ------         ------         ------
Total distributions  ...................    (0.62)         (0.67)         (0.58)         (0.50)         (0.16)         (0.33)
                                           ------         ------         ------         ------         ------         ------
Net asset value, end of period  ........   $10.49         $10.73         $10.51         $10.34         $10.29         $10.13
                                           ======         ======         ======         ======         ======         ======
Total return (b)  ......................     3.73%          8.70%          7.40%          5.38%          3.17%          4.08%
                                           ======         ======         ======         ======         ======         ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $3,608         $4,123         $3,946         $1,929         $1,498         $  953
Ratio of operating expenses to average
  net assets  ..........................     0.71%(c)       0.68%          0.70%          0.73%          0.77%(c)       0.68%(c)
Ratio of net investment income to
  average net assets  ..................     4.20%(c)       4.85%          4.77%          4.67%          4.63%(c)       4.94%(c)
Portfolio turnover rate  ...............       27%            61%            45%            15%            12%            50%
Ratio of operating expenses to average
  net assets without waivers  ..........     0.71%(c)       0.68%          0.70%          0.81%          1.01%(c)       0.92%(c)

----------------
(a) The Munder Tax-Free Bond Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on October 9, 1995, December 6, 1994, July 7, 1997 and July 21, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                See Notes to Financial Statements.


                    [This Page Intentionally Left Blank]

Munder Tax-Free Intermediate Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                A Shares
                                           -------------------------------------------------------------------------------------
                                           Period
                                           Ended          Year           Year           Year           Period         Year
                                           12/31/98       Ended          Ended          Ended          Ended          Ended
                                           (Unaudited)    6/30/98        6/30/97(f)     6/30/96(f)     6/30/95(d)     2/28/95(e)
                                           -----------    -------        ----------     ----------     ----------     ----------
Net asset value, beginning of period ...   $10.46         $10.41         $10.34         $10.36         $10.17         $10.44
                                           ------         ------         ------         ------         ------         ------
Income from investment operations:
Net investment income  .................     0.20           0.43           0.41           0.41           0.14           0.40
Net realized and unrealized gain/(loss)
  on investments  ......................     0.11           0.13           0.10          (0.02)          0.19          (0.23)
                                           ------         ------         ------         ------         ------         ------
Total from investment operations  ......     0.31           0.56           0.51           0.39           0.33           0.17
                                           ------         ------         ------         ------         ------         ------
Less distributions:
Dividends from net investment income  ..    (0.19)         (0.42)         (0.41)         (0.41)         (0.14)         (0.42)
Distributions from net realized gains ..    (0.10)         (0.09)         (0.03)           --             --           (0.02)
                                           ------         ------         ------         ------         ------         ------
Total distributions  ...................    (0.29)         (0.51)         (0.44)         (0.41)         (0.14)         (0.44)
                                           ------         ------         ------         ------         ------         ------
Net asset value, end of period  ........   $10.48         $10.46         $10.41         $10.34         $10.36         $10.17
                                           ======         ======         ======         ======         ======         ======
Total return (b)  ......................     2.99%          5.44%          5.04%          3.79%          3.25%          2.05%
                                           ======         ======         ======         ======         ======         ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)  ..   $6,308         $6,554         $6,213         $5,012         $4,138         $4,551
Ratio of operating expenses to average
  net assets  ..........................     0.94%(c)       0.94%          0.93%          0.96%          0.98%(c)       0.95%
Ratio of net investment income to
  average net assets  ..................     3.64%(c)       4.07%          3.96%          3.91%          4.02%(c)       4.19%
Portfolio turnover rate  ...............       16%            27%            31%            20%             5%            52%
Ratio of operating expenses to average
  net assets without waivers  ..........     0.94%(c)       0.94%          0.93%          1.04%          1.22%(c)       1.19%

----------------
(a) The Munder Tax-Free Intermediate Bond Fund Class A Shares, Class B Shares, Class C Shares, and Class Y Shares commenced operations on November 30,1992, May 16, 1996, July 8, 1998, and December 17, 1992,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.
                See Notes to Financial Statements.

                            B Shares                              C Shares
    -------------------------------------------------------     -----------
    Period                                                      Period
    Ended          Year           Year           Period         Ended
    12/31/98       Ended          Ended          Ended          12/31/98
    (Unaudited)    6/30/98        6/30/97(f)     6/30/96(f)     (Unaudited)
    -----------    -------        ----------     ----------     -----------
    $10.45         $10.40         $10.34         $10.36         $10.48
    ------         ------         ------         ------         ------

      0.18           0.37           0.33           0.04           0.14

      0.10           0.11           0.10           0.00           0.17
    ------         ------         ------         ------         ------
      0.28           0.48           0.43           0.04           0.31
    ------         ------         ------         ------         ------

     (0.16)         (0.34)         (0.34)         (0.06)         (0.16)
     (0.10)         (0.09)         (0.03)           --           (0.10)
    ------         ------         ------         ------         ------
     (0.26)         (0.43)         (0.37)         (0.06)         (0.26)
    ------         ------         ------         ------         ------
    $10.47         $10.45         $10.40         $10.34         $10.53
    ======         ======         ======         ======         ======
      2.61%          4.68%          4.24%          0.39%          2.89%
    ======         ======         ======         ======         ======

    $1,063         $  465         $  272         $   50         $   15
      1.69% (c)      1.69%          1.68%          1.71% (c)      1.63%(c)

      2.89% (c)      3.32%          3.21%          3.16% (c)      2.95%(c)
        16%            27%            31%            20%            16%

      1.69% (c)      1.69%          1.68%          1.79% (c)      1.63%(c)

Munder Tax-Free Intermediate Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                Y Shares
                                           -------------------------------------------------------------------------------------
                                           Period
                                           Ended          Year           Year           Year           Period         Year
                                           12/31/98       Ended          Ended          Ended          Ended          Ended
                                           (Unaudited)    6/30/98        6/30/97(f)     6/30/96(f)     6/30/95(d)     2/28/95(e)
                                           -----------    -------        ----------     ----------     ----------     ----------
Net asset value, beginning of period  ..   $10.47         $10.42         $10.34         $10.37         $ 10.17        $ 10.44
                                           ------         ------         ------         ------         -------        -------
Income from investment operations:
Net investment income  .................     0.03           0.45           0.44           0.45            0.15           0.42
Net realized and unrealized gain/(loss)
  on investments  ......................     0.11           0.14           0.11          (0.04)           0.20          (0.23)
                                           ------         ------         ------         ------         -------        -------
Total from investment operations  ......     0.14           0.59           0.55           0.41            0.35           0.19
                                           ------         ------         ------         ------         -------        -------
Less distributions:
Dividends from net investment income  ..    (0.03)         (0.45)         (0.44)         (0.44)          (0.15)         (0.44)
Distributions from net realized gains ..    (0.10)         (0.09)         (0.03)           --             --            (0.02)
                                           ------         ------         ------         ------         -------        -------
Total distributions  ...................    (0.13)         (0.54)         (0.47)         (0.44)          (0.15)         (0.46)
                                           ------         ------         ------         ------         -------        -------
Net asset value, end of period  ........   $10.48         $10.47         $10.42         $10.34         $ 10.37        $ 10.17
                                           ======         ======         ======         ======         =======        =======
Total return (b)  ......................     3.01%          5.70%          5.40%          3.95%           3.43%          2.34%
                                           ======         ======         ======         ======         =======        =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $9,411         $9,419         $7,511         $5,285         $11,100        $10,709
Ratio of operating expenses to average
  net assets  ..........................     0.69%(c)       0.69%          0.68%          0.71%           0.73%(c)       0.70%
Ratio of net investment income to
  average net assets  ..................     3.89%(c)       4.32%          4.21%          4.16%           4.27%(c)       4.44%
Portfolio turnover rate  ...............       16%            27%            31%            20%              5%            52%
Ratio of operating expenses to average
  net assets without waivers  ..........     0.69%(c)       0.69%          0.68%          0.79%           0.97%(c)       0.94%

----------------
(a) The Munder Tax-Free Intermediate Bond Fund Class A Shares, Class B Shares, Class C Shares, and Class Y Shares commenced operations on November 30,1992, May 16, 1996, July 8, 1998, and December 17, 1992,
    respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                See Notes to Financial Statements.

                    [This Page Intentionally Left Blank]

Munder Cash Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                A Shares
                                           -------------------------------------------------------------------------------------
                                           Period
                                           Ended          Year           Year           Year           Period         Year
                                           12/31/98       Ended          Ended          Ended          Ended          Ended
                                           (Unaudited)    6/30/98        6/30/97        6/30/96        6/30/95(d)     2/28/95(e)
                                           -----------    -------        -------        -------        ----------     ----------
Net asset value, beginning of period ...   $   1.00       $   1.00       $  1.00        $   1.00       $  1.00        $  1.00
                                           --------       --------       -------        --------       -------        -------
Income from investment operations:
Net investment income  .................      0.024          0.049         0.047           0.049         0.018          0.039
                                           --------       --------       -------        --------       -------        -------
Total from investment operations  ......      0.024          0.049         0.047           0.049         0.018          0.039
                                           --------       --------       -------        --------       -------        -------
Less distributions:
Dividends from net investment income ...     (0.024)        (0.049)       (0.047)         (0.049)       (0.018)        (0.039)
                                           --------       --------       -------        --------       -------        -------
Total distributions  ...................     (0.024)        (0.049)       (0.047)         (0.049)       (0.018)        (0.039)
                                           --------       --------       -------        --------       -------        -------
Net asset value, end of period  ........   $   1.00       $   1.00       $  1.00        $   1.00       $  1.00        $  1.00
                                           ========       ========       =======        ========       =======        =======
Total return (b)  ......................       2.41%          5.04%         4.80%           5.02%         1.78%          3.97%
                                           ========       ========       =======        ========       =======        =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $119,864       $133,663       $96,192        $116,622       $52,530        $40,239
Ratio of operating expenses to average
  net assets  ..........................       0.78%(c)       0.76%         0.80%           0.78%         0.77%(c)       0.80%
Ratio of net investment income to
  average net assets  ..................       4.72%(c)       4.92%         4.71%           4.88%         5.39%(c)       4.02%
Ratio of operating expenses to average
  net assets without waivers  ..........       0.78%(c)       0.76%         0.80%           0.78%         0.79%(c)       0.83%

----------------
(a) The Munder Cash Investment Fund Class A Shares and Class Y Shares commenced operations on December 1, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                See Notes to Financial Statements.


                                               Y Shares
    ------------------------------------------------------------------------------------------
    Period
    Ended           Year            Year            Year            Period          Year
    12/31/98        Ended           Ended           Ended           Ended           Ended
    (Unaudited)     6/30/98         6/30/97         6/30/96         6/30/95(d)      2/28/95(e)
    -----------     -------         -------         -------         ----------      ----------
    $   1.00        $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
    --------        --------        --------        --------        --------        --------

       0.025           0.051           0.050           0.051           0.019           0.042
    --------        --------        --------        --------        --------        --------
       0.025           0.051           0.050           0.051           0.019           0.042
    --------        --------        --------        --------        --------        --------

      (0.025)         (0.051)         (0.050)         (0.051)         (0.019)         (0.042)
    --------        --------        --------        --------        --------        --------
      (0.025)         (0.051)         (0.050)         (0.051)         (0.019)         (0.042)
    --------        --------        --------        --------        --------        --------
    $   1.00        $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
    ========        ========        ========        ========        ========        ========
        2.54%           5.30%           5.07%           5.27%           1.87%           4.23%
    ========        ========        ========        ========        ========        ========

    $365,734        $327,417        $279,427        $317,825        $340,394        $324,793

        0.53%(c)        0.51%           0.55%           0.53%           0.52%(c)        0.55%

        4.97%(c)        5.17%           4.96%           5.13%           5.64%(c)        4.27%

        0.53%(c)        0.51%           0.55%           0.53%           0.54%(c)        0.58%

Munder Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                       A Shares
                                           -------------------------------------------------------------
                                           Period
                                           Ended             Year              Year              Period
                                           12/31/98          Ended             Ended             Ended
                                           (Unaudited)       6/30/98           6/30/97           6/30/96
                                           -----------       -------           -------           -------
Net asset value, beginning of period ...   $  1.00           $  1.00           $  1.00           $  1.00
                                           -------           -------           -------           -------
Income from investment operations:
Net investment income  .................     0.023             0.048             0.046             0.048
                                           -------           -------           -------           -------
Total from investment operations  ......     0.023             0.048             0.046             0.048
                                           -------           -------           -------           -------
Less distributions:
Dividends from net investment income ...    (0.023)           (0.048)           (0.046)           (0.048)
                                           -------           -------           -------           -------
Total distributions  ...................    (0.023)           (0.048)           (0.046)           (0.048)
                                           -------           -------           -------           -------
Net asset value, end of period  ........   $  1.00           $  1.00           $  1.00           $  1.00
                                           =======           =======           =======           =======
Total return (b)  ......................      2.35%             4.89%             4.72%             4.83%
                                           =======           =======           =======           =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $ 9,459           $14,749           $ 3,655           $    23
Ratio of operating expenses to average
  net assets  ..........................      0.85%(c)          0.89%             0.89%             0.87%(c)
Ratio of net investment income to
  average net assets  ..................      4.61%(c)          4.78%             4.61%             4.84%(c)
Ratio of operating expenses to average
  net assets without waivers  ..........      0.85%(c)          0.89%             0.89%             0.87%(c)

----------------
(a) The Munder Money Market Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on July 3, 1995, February 16, 1994, October 17, 1996 and August 18, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(e) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                See Notes to Financial Statements.


                                        B Shares                                                        C Shares
    ------------------------------------------------------------------------------      -----------------------------------
    Period                                                                              Period
    Ended         Year          Year          Year          Period        Period        Ended         Year          Period
    12/31/98      Ended         Ended         Ended         Ended         Ended         12/31/98      Ended         Ended
    (Unaudited)   6/30/98(f)    6/30/97       6/30/96       6/30/95(d,e)  12/31/94      (Unaudited)   6/30/98(f)    6/30/97
    -----------   ----------    -------       -------       ------------  --------      -----------   ----------    -------
     $ 1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
     ------       -------       -------       -------       -------       -------       -------       -------       -------

      0.020         0.040         0.039         0.041         0.020         0.030         0.020         0.040         0.027
     ------       -------       -------       -------       -------       -------       -------       -------       -------
      0.020         0.040         0.039         0.041         0.020         0.030         0.020         0.040         0.027
     ------       -------       -------       -------       -------       -------       -------       -------       -------

     (0.020)       (0.040)       (0.039)       (0.041)       (0.020)       (0.030)       (0.020)       (0.040)       (0.027)
     ------       -------       -------       -------       -------       -------       -------       -------       -------
     (0.020)       (0.040)       (0.039)       (0.041)       (0.020)       (0.030)       (0.020)       (0.040)       (0.027)
     ------       -------       -------       -------       -------       -------       -------       -------       -------
    $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
    =======       =======       =======       =======       =======       =======       =======       =======       =======
       1.96%         4.09%         3.92%         4.13%         1.99%         2.97%         1.97%         4.10%         2.75%
    =======       =======       =======       =======       =======       =======       =======       =======       =======

    $ 3,039       $   658       $   451       $   124       $   371       $   501       $ 1,903       $     1       $ 1,755
       1.60%         1.64%         1.64%         1.62%         1.60%(c)      1.60%(c)      1.60%(c)      1.64%         1.64%(c)
       3.86%         4.04%         3.86%         4.09%         4.46%(c)      3.36%(c)      3.86%(c)      4.03%         3.86%(c)
       1.60%         1.64%         1.64%         1.62%         1.66%(c)      3.34%(c)      1.60%(c)      1.64%         1.64%(c)

Munder Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                   Y Shares
                                           -----------------------------------------------------------------------------------
                                           Period
                                           Ended          Period         Year           Year           Period         Year
                                           12/31/98       Ended          Ended          Ended          Ended          Ended
                                           (Unaudited)    6/30/98(f)     6/30/97        6/30/96        6/30/95(d,e)   12/31/94
                                           -----------    ----------     -------        -------        ------------   --------
Net asset value, beginning of period ...   $  1.00        $  1.00        $   1.00       $   1.00       $   1.00       $   1.00
                                           -------        -------        --------       --------       --------       --------
Income from investment operations:
Net investment income  .................     0.025          0.050           0.049          0.051          0.024          0.040
                                           -------        -------        --------       --------       --------       --------
Total from investment operations  ......     0.025          0.050           0.049          0.051          0.024          0.040
                                           -------        -------        --------       --------       --------       --------
Less distributions:
Dividends from net investment income ...    (0.025)        (0.050)         (0.049)        (0.051)        (0.024)        (0.040)
                                           -------        -------        --------       --------       --------       --------
Total distributions  ...................    (0.025)        (0.050)         (0.049)        (0.051)        (0.024)        (0.040)
                                           -------        -------        --------       --------       --------       --------
Net asset value, end of period  ........   $  1.00        $  1.00        $   1.00       $   1.00       $   1.00       $   1.00
                                           =======        =======        ========       ========       ========       ========
Total return (b)  ......................      2.48%          5.14%           4.97%          5.17%          2.44%          3.88%
                                           =======        =======        ========       ========       ========       ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $86,683        $68,689        $124,621       $223,396       $263,513       $145,685
Ratio of operating expenses to average
  net assets  ..........................      0.60%(c)       0.64%           0.64%          0.62%          0.60%(c)       0.60%
Ratio of net investment income to
  average net assets  ..................      4.86%(c)       5.03%           4.86%          5.09%          5.46%(c)       3.81%
Ratio of operating expenses to average
  net assets without waivers  ..........      0.60%(c)       0.64%           0.64%          0.62%          0.66%(c)       0.74%

----------------
(a) The Munder Money Market Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on July 3, 1995, February 16, 1994, October 17, 1996 and August 18, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(e) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                See Notes to Financial Statements.


                    [This Page Intentionally Left Blank]

Munder Tax-Free Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                A Shares
                                           -------------------------------------------------------------------------------------
                                           Period
                                           Ended          Year           Year           Year           Period         Year
                                           12/31/98       Ended          Ended          Ended          Ended          Ended
                                           (Unaudited)    6/30/98        6/30/97        6/30/96        6/30/95(d)     2/28/95(e)
                                           -----------    -------        -------        -------        ----------     ----------
Net asset value, beginning of period ...   $  1.00        $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                           -------        -------        -------        -------        -------        -------
Income from investment operations:
Net investment income  .................     0.013          0.028          0.028          0.029          0.011          0.023
                                           -------        -------        -------        -------        -------        -------
Total from investment operations  ......     0.013          0.028          0.028          0.029          0.011          0.023
                                           -------        -------        -------        -------        -------        -------
Less distributions:
Dividends from net investment income ...    (0.013)        (0.028)        (0.028)        (0.029)        (0.011)        (0.023)
                                           -------        -------        -------        -------        -------        -------
Total distributions  ...................    (0.013)        (0.028)        (0.028)        (0.029)        (0.011)        (0.023)
                                           -------        -------        -------        -------        -------        -------
Net asset value, end of period  ........   $  1.00        $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                           =======        =======        =======        =======        =======        =======
Total return (b)  ......................      1.32%          2.87%          2.78%          2.89%          1.09%          2.33%
                                           =======        =======        =======        =======        =======        =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $75,314        $72,007        $ 5,205        $10,582        $ 8,530        $ 4,539
Ratio of operating expenses to average
  net assets  ..........................      0.79%(c)       0.79%          0.78%          0.78%          0.79%(c)       0.80%
Ratio of net investment income to
  average net assets  ..................      2.62%(c)       2.83%          2.76%          2.89%          3.26%(c)       2.29%
Ratio of operating expenses to average
  net assets without waivers  ..........      0.79%(c)       0.79%          0.78%          0.80%          0.84%(c)       0.85%

----------------
(a) The Munder Tax-Free Money Market Fund Class A Shares and Class Y Shares commenced operations on November 29, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc

                See Notes to Financial Statements.


                                            Y Shares
    -------------------------------------------------------------------------------------
    Period
    Ended          Year           Year           Year           Period         Year
    12/31/98       Ended          Ended          Ended          Ended          Ended
    (Unaudited)    6/30/98        6/30/97        6/30/96        6/30/95(d)     2/28/95(e)
    -----------    -------        -------        -------        ----------     ----------

    $  1.00        $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
    -------        -------        -------        -------        -------        -------

      0.014          0.031          0.030          0.031          0.012          0.026
    -------        -------        -------        -------        -------        -------
      0.014          0.031          0.030          0.031          0.012          0.026
    -------        -------        -------        -------        -------        -------

     (0.014)        (0.031)        (0.030)        (0.031)        (0.012)        (0.026)
    -------        -------        -------        -------        -------        -------
     (0.014)        (0.031)        (0.030)        (0.031)        (0.012)        (0.026)
    -------        -------        -------        -------        -------        -------
    $  1.00        $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
    =======        =======        =======        =======        =======        =======
       1.45%          3.13%          3.04%          3.16%          1.19%          2.59%
    =======        =======        =======        =======        =======        =======

    $24,023        $20,397        $22,951        $25,594        $23,430        $30,884

       0.54%(c)       0.54%          0.53%          0.53%          0.54%(c)       0.55%

       2.87%(c)       3.08%          3.01%          3.14%          3.51%(c)       2.54%

       0.54%(c)       0.54%          0.53%          0.55%          0.59%(c)       0.60%

Munder U.S. Treasury Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                A Shares
                                           -------------------------------------------------------------------------- ----------
                                           Period
                                           Ended          Year           Year           Year           Period         Year
                                           12/31/98       Ended          Ended          Ended          Ended          Ended
                                           (Unaudited)    6/30/98        6/30/97        6/30/96        6/30/95(d)     2/28/95(e)
                                           -----------    -------        -------        -------        ----------     ----------
Net asset value, beginning of period ...   $  1.00        $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                           -------        -------        -------        -------        -------        -------
Income from investment operations:
Net investment income  .................     0.022          0.047          0.046          0.047          0.017          0.037
                                           -------        -------        -------        -------        -------        -------
Total from investment operations .......     0.022          0.047          0.046          0.047          0.017          0.037
                                           -------        -------        -------        -------        -------        -------
Less distributions:
Dividends from net investment income ...    (0.022)        (0.047)        (0.046)        (0.047)        (0.017)        (0.037)
                                           -------        -------        -------        -------        -------        -------
Total distributions  ...................    (0.022)        (0.047)        (0.046)        (0.047)        (0.017)        (0.037)
                                           -------        -------        -------        -------        -------        -------
Net asset value, end of period  ........   $  1.00        $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                           =======        =======        =======        =======        =======        =======
Total return (b)  ......................      2.22%          4.76%          4.66%          4.77%          1.72%          3.72%
                                           =======        =======        =======        =======        =======        =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's) ...   $13,136        $ 8,646        $ 5,319        $ 1,620        $ 1,117        $ 3,815
Ratio of operating expenses to average
  net assets  ..........................      0.81%(c)       0.82%          0.79%          0.79%          0.80%(c)       0.80%
Ratio of net investment income to
  average net assets  ..................      4.34%(c)       4.67%          4.54%          4.64%          5.13%(c)       3.63%
Ratio of operating expenses to average
  net assets without waivers  ..........      0.81%(c)       0.82%          0.79%          0.81%          0.85%(c)       0.85%

----------------
(a) The Munder U. S. Treasury Money Market Fund Class A Shares and Class Y Shares commenced operations on November 24, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                See Notes to Financial Statements.


                                            Y Shares
    -------------------------------------------------------------------------------------
    Period
    Ended          Year           Year           Year           Period         Year
    12/31/98       Ended          Ended          Ended          Ended          Ended
    (Unaudited)    6/30/98        6/30/97        6/30/96        6/30/95(d)     2/28/95(e)
    -----------    -------        -------        -------        ----------     ----------
    $  1.00        $  1.00        $   1.00       $   1.00       $   1.00       $   1.00
    -------        -------        --------       --------       --------       --------

      0.023          0.049           0.048          0.049          0.018          0.039
    -------        -------        --------       --------       --------       --------
      0.023          0.049           0.048          0.049          0.018          0.039
    -------        -------        --------       --------       --------       --------

     (0.023)        (0.049)         (0.048)        (0.049)        (0.018)        (0.039)
    -------        -------        --------       --------       --------       --------
     (0.023)        (0.049)         (0.048)        (0.049)        (0.018)        (0.039)
    -------        -------        --------       --------       --------       --------
    $  1.00        $  1.00        $   1.00       $   1.00       $   1.00       $   1.00
    =======        =======        ========       ========       ========       ========
       2.35%          5.00%           4.91%          5.02%          1.80%          4.01%
    =======        =======        ========       ========       ========       ========

    $33,238        $37,437        $233,549       $309,873       $231,055       $240,590

       0.56%(c)       0.57%           0.54%          0.54%          0.55%(c)       0.55%

       4.59%(c)       4.92%           4.79%          4.89%          5.38%(c)       3.88%

       0.56%(c)       0.57%           0.54%          0.56%          0.60%(c)       0.60%

                    [This Page Intentionally Left Blank]

The Munder Funds
Notes To Financial Statements, December 31, 1998

1. Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act, as an open-end investment company, and was organized as a Massachusetts business trust on August 30, 1989. MFI and MFT consist of 28 portfolios currently in operation. Information presented in these financial statements pertains only to the Income and the Money Market Funds set forth below (each a "Fund", and collectively, the "Munder Funds"). The financial statements for the remaining funds of MFI and MFT are presented in separate reports.


            MFI:
            Income Funds
            Munder International Bond Fund

            Money Market Fund
            Munder Money Market Fund

            MFT:
            Income Funds
            Munder Bond Fund
            Munder Intermediate Bond Fund
            Munder U.S. Government Income Fund
            Munder Michigan Tax-Free Bond Fund
            (formerly Munder Michigan Triple Tax-Free Bond Fund)
            Munder Tax-Free Bond Fund
            Munder Tax-Free Intermediate Bond Fund

            Money Market Funds
            Munder Cash Investment Fund
            Munder Tax-Free Money Market Fund
            Munder U.S. Treasury Money Market Fund


      The Income Funds (with the exception of the Munder Tax-Free Intermediate Bond Fund) offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Munder Tax-Free Intermediate Bond Fund offers four classes of shares -- Class A, Class B, Class K and Class Y Shares. The Money Market Funds of MFT offer three classes of shares -- Class A, Class K and Class Y Shares. The Munder Money Market Fund offers four classes of shares -- Class A, Class B, Class C and Class Y Shares. The Financial Highlights of Class K Shares of the Munder Funds are presented in a separate annual report. Each Fund is classified as a diversified management investment company under the 1940 Act, other than the Munder Tax-Free Intermediate Bond Fund, Munder Michigan Tax-Free Bond Fund and Munder International Bond Fund which are classified as non-diversified.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Munder Funds in the preparation of their financial statements:

      Security Valuation: With respect to the Income Funds, securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities and securities and assets for which market quotations are not readily available are valued at fair value by Munder Capital Management (the "Advisor"), under the supervision of the Boards of Trustees and Directors. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Debt securities in the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Under this method, securities are valued initially at cost when purchased. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

      Forward Foreign Currency Contracts: The Munder International Bond Fund may engage in forward foreign currency contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Forward foreign currency contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency: The books and records of the Munder International Bond Fund are maintained in United States dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to the fluctuation in exchange rates between the initial purchase trade date and the subsequent sale trade date is included in realized gains and losses on investment securities sold.

      Options: The Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may write put or call options on securities they own or have the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

      When a Fund purchases an option, the premium paid by the Fund is recorded as an asset. When a Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will recognize a gain if the premium received by the Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the net premium received for the option. When the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund.

      Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to purchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The Advisor, acting under the supervision of the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% (33-1/3% for Munder Money Market Fund) of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Funds will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund directly attributable to a class of shares are charged to that class' operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly by the Income Funds (excluding the Munder International Bond Fund for which dividends are declared and paid quarterly); and declared daily and paid monthly by the Money Market Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

      Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. Investment Advisor, Custodian and Other Related Party Transactions

      For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                   Fees on Average
                                                   Daily Net Assets
                                                   ----------------
The Income Funds .................................      0.50%
The Money Market Funds (excluding Munder
  Money Market Fund) .............................      0.35%
Munder Money Market Fund .........................      0.40%

      Effective July 2, 1998 Comerica Bank ("Comerica") acquired an additional interest in the Advisor whereby it now owns approximately 88% of the Advisor. Comerica is custodian and provides certain shareholder services to the Funds. Comerica does not receive copensation as custodian. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $177,560 for its shareholder services to the Funds for the period ended December 31, 1998.

      Each Trustee of MFT and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, The Munder Framlington Funds Trust and St. Clair Funds, Inc. The fee consists of a $30,000 annual retainer for services in such capacity plus $2,500 for each Board meeting attended per year, plus out-of-pocket expenses related to attendance at such meetings. No officer, director or employee of the Advisor or Comerica received any compensation from MFI or MFT.

3. Shareholder Distribution and Service Plans

      The Munder Funds have adopted Services and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A, Class B and Class C Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B and Class C Plans also permit payments to be made by the Munder Funds to the Distributor for expenditures incurred by the Distributor in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Munder Funds). The Munder Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of the Munder Funds. Under the Class K Plans, the Munder Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers. For the period ended December 31, 1998, the effective rates, as a percentage of average daily net assets, under the Plans and Class K Plans are as follows:

                                           Class A      Class B      Class C       Class K
                                           Shares       Shares       Shares        Shares
                                         12b-1 Fees   12b-1 Fees   12b-1 Fees   Service Fees
                                         ----------   ----------   ----------   ------------
The Income Funds .....................      0.25%        1.00%        1.00%         0.25%
The Money Market Funds (excluding
  Munder Money Market Fund) ..........      0.25%         N/A          N/A          0.15%
Munder Money Market Fund .............      0.25%        1.00%        1.00%          N/A

4. Securities Transactions

      For the period ended December 31, 1998, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                 Cost of Purchases   Proceeds from Sales
                                                 -----------------   -------------------
Munder Bond Fund .............................      $ 74,812,743        $ 74,960,489
Munder Intermediate Bond Fund ................       143,712,192         162,397,698
Munder International Bond Fund ...............        15,774,234          15,019,449
Munder U.S. Government Income Fund ...........                --               6,368
Munder Michigan Tax-Free Bond Fund ...........        22,116,465          14,273,142
Munder Tax-Free Bond Fund ....................        53,111,771          68,278,770
Munder Tax-Free Intermediate Bond Fund .......        49,853,366          62,243,368

      For the period ended December 31, 1998, purchases and sales of U.S. Government securities, excluding short-term investments were as follows:


                                         Cost of Purchases   Proceeds from Sales
                                         -----------------   -------------------
Munder Bond Fund .......................    $ 49,935,919         $ 54,445,689
Munder Intermediate Bond Fund ..........     101,365,891          109,462,879
Munder U.S. Government Income Fund .....      46,995,685           37,366,240

      At December 31, 1998, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                  Tax Basis      Tax Basis
                                                 Unrealized     Unrealized
                                                Appreciation   Depreciation
                                                ------------   ------------
Munder Bond Fund ............................    $ 6,633,486    $1,179,144
Munder Intermediate Bond Fund ...............      9,701,308     2,060,781
Munder International Bond Fund ..............      3,778,487       462,005
Munder U.S. Government Income Fund ..........     10,243,566     1,035,774
Munder Michigan Tax-Free Bond Fund ..........      2,380,549        49,985
Munder Tax-Free Bond Fund ...................      9,604,492       180,741
Munder Tax-Free Intermediate Bond Fund ......      9,529,755        32,706

5. Geographic Concentration

      The Munder Tax-Free Intermediate Bond Fund and Munder Michigan Tax-Free Bond Fund primarily invest in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The two Funds are more susceptible to factors adversely affecting issuers of Michigan municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds.

      The Munder International Bond Fund primarily invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. government.

6. Organizational Costs

      Expenses incurred in connection with the organization of the Funds, including the fees and expenses of registering and qualifying its shares for distribution under Federal securities regulations, are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

7. Capital Loss Carryforwards

      As determined at June 30, 1998, the following Funds had available for Federal income tax purposes, unused capital losses as follows:

                                            Expiring   Expiring   Expiring   Expiring    Expiring      Expiring
                         Fund                 1999       2000       2001       2002        2003          2005
                         ----               --------   --------   --------   --------    --------      --------
Munder Bond Fund ........................                                                            $   768,438
Munder Intermediate
  Bond Fund .............................                                               $8,558,139    11,240,318
Munder Cash
  Investment Fund .......................    $ 3,301    $ 1,650
Munder Tax-Free Money Market
  Fund ..................................     11,012     57,257    $39,684    $15,088       12,291

                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee Munder

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Gerald L. Seizert, Vice President
               Paul D. Tobias, Vice President
               Lisa Anne Rosen, Secretary and Assistant Treasurer
               Therese Hogan, Assistant Secretary

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               First Data Investor Services Group, Inc.
               53 State Street
               Boston, MA  02109

ADMINISTRATOR & SUB-CUSTODIAN
               State Street Bank & Trust Company
               1776 Heritage Drive
               North Quincy, MA 02171

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

CUSTODIAN
               Comerica Bank
               411 West Lafayette
               Detroit, MI  48226

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116

                                          (OUTSIDE BACK COVER)

SANNICMM1298

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.

                                            (OUTSIDE FRONT COVER)

                                                   CLASS K SHARES

                                                      Semi-Annual
                                                           Report


[ LOGO ]

                                                DECEMBER 31, 1998
Investments
  for all seasons


                                          THE MUNDER EQUITY FUNDS
                                                         Balanced
                                                  Growth & Income
                                                        Index 500
                                             International Equity
                                                 Micro-Cap Equity
                                              Multi-Season Growth
                                    Real Estate Equity Investment
                                                  Small-Cap Value
                                             Small Company Growth
                                                            Value

                                     THE MUNDER FRAMLINGTON FUNDS
                                     Framlington Emerging Markets
                                           Framlington Healthcare
                                 Framlington International Growth

                                          THE MUNDER INCOME FUNDS
                                                             Bond
                                                Intermediate Bond
                                               International Bond
                                           U.S. Government Income
                                           Michigan Tax-Free Bond
                                                    Tax-Free Bond
                                       Tax-Free Intermediate Bond

                                    THE MUNDER MONEY MARKET FUNDS
                                                  Cash Investment
                                            Tax-Free Money Market
                                       U.S. Treasury Money Market

                                                (INSIDE FRONT COVER)

                                                "It is this type of fo-
                                                cus that we value:
                                                focused investors and
                                                focused financial con-
                                                sultants, coupled with
                                                a fund family that pro-
                                                vides disciplined in-
                                                vestment styles..."


The Munder Funds
        Letter to shareholders

Dear fellow shareholders:

     On the following pages you will find the most recent financial information for The Munder Funds. I hope you are pleased with the performance and operations of the Funds. We are pleased to be able to present this information and report to you the activities of The Munder Family of Mutual Funds.

     As I am sure you all are aware, the last half of 1998 was quite rocky for the stock markets here in the U.S. and around the world. The correction that occurred in the third quarter was quite a test for many investors. Even though it was fairly short lived, it was much more severe than any such correction we have seen in several years. I am pleased to say that most investors maintained their focus and rode out the ups and downs of the market. Those that did were rewarded as they recovered much of their paper losses by the end of October. Many investors sought the shelter of bonds during this time. I am pleased to say that our focus on high quality fixed income investing paid off with many of our fixed income funds placing in their competitive top quartiles for total return. Our underlying investment philosophy was evident during this time: that investors seek bond holding for safety and income - not as a substitute for stock market returns. We believe that those investors were well rewarded during this time period.

     It is this type of focus that we value: focused investors and focused financial consultants, coupled with a fund family that provides disciplined investment styles. Our various funds provide you with exposure to specific parts of the market in a very disciplined manner.

     As you are likely well aware, the last few years have seen the stock market dominated by the largest companies, similar to the nifty fifty phenomenon of the 1970's. November and December saw the market broaden out to provide some much welcome relief to small cap stocks. We are encouraged that the market is finally beginning to recognize the value that small cap stocks bring, and we believe that the economic conditions favor increased emphasis on these securities.

     If you have any questions, please call the Fund at 1-800-4MUNDER, or call your financial advisor. You may also contact us through our website at http://www.munder.com. Thank you very much for your confidence in Munder Capital Management and the Munder Family of Mutual Funds



Very truly yours

/s/ Lee Munder
----------------------
Lee Munder, President

Table of
Contents

EQUITY FUNDS OVERVIEW
            iv     Munder Balanced Fund
            v      Munder Growth & Income Fund
            v      Munder Index 500 Fund
            v      Munder International Equity Fund
            vi     Munder Micro-Cap Equity Fund
            vi     Munder Multi-Season Growth Fund
            vii    Munder Real Estate Equity Investment Fund
            vii    Munder Small-Cap Value Fund
            viii   Munder Small Company Growth Fund
            viii   Munder Value Fund
            ix     Munder Framlington Emerging Markets Fund
            ix     Munder Framlington Healthcare Fund
            x      Munder Framlington International Growth Fund
FIXED INCOME FUNDS OVERVIEW
            xi     Munder Bond Fund
            xi     Munder Intermediate Bond Fund
            xii    Munder International Bond Fund
            xii    Munder U.S. Government Income Fund
            xiii   Munder Michigan Tax-Free Bond Fund
            xiii   Munder Tax-Free Bond Fund
            xiv    Munder Tax-Free Intermediate Bond Fund
PORTFOLIO OF INVESTMENTS -- Equity Funds:
            1      Munder Balanced Fund
            6      Munder Growth & Income Fund
            8      Munder Index 500 Fund
            17     Munder International Equity Fund
            31     Munder Micro-Cap Equity Fund
            33     Munder Multi-Season Growth Fund
            35     Munder Real Estate Equity Investment Fund
            36     Munder Small-Cap Value Fund
            38     Munder Small Company Growth Fund
            40     Munder Value Fund
            42     Munder Framlington Emerging Markets Fund
            46     Munder Framlington Healthcare Fund
            49     Munder Framlington International Growth Fund

-----------------------------------------------------------------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

                   Income Funds:
            53     Munder Bond Fund
            56     Munder Intermediate Bond Fund
            59     Munder International Bond Fund
            62     Munder U.S. Government Income Fund
            65     Munder Michigan Tax-Free Bond Fund
            70     Munder Tax-Free Bond Fund
            78     Munder Tax-Free Intermediate Bond Fund
                   Money Market Funds:
            87     Munder Cash Investment Fund
            89     Munder Money Market Fund
            91     Munder Tax-Free Money Market Fund
            102    Munder U.S. Treasury Money Market Fund
            104    Financial Statements
            143    Financial Highlights
            167    Notes to Financial Statements

Management's Discussion of
Fund Performance

The Investment Environment

      Although economic growth continued to be robust through the fourth calendar quarter of 1998, there were increasing signs of slower growth in the quarters to come. Consumer demand remained one of the key sources of economic strength. This demand was supported by growth in employment and income as well as high levels of consumer confidence and net financial assets. Business investment in plant and equipment, especially in high tech equipment, continued to be another area of strength.

      Moderation in growth is coming largely through the effects of the financial crisis in many of the emerging markets, including Southeast Asia. U.S. companies involved in trade with that region have experienced falling exports, increased competition from imports, reduced sales and earnings and weaker pricing power. The net effect of global financial turmoil can be seen in the significant increase in the U.S. trade deficit. Declining exports and increasing imports should result in a moderation of overall demand and production in the U.S. economy, even if domestic demand remains strong.

      Inflation remained subdued throughout the fourth quarter of 1998 and for 1998 as a whole. It is currently estimated that inflation for 1998, as measured by the Consumer Price Index, will be approximately 1.6%. This is lower than last year's increase of 2.3%. A significant decline in commodity prices, including the price of oil, is one reason for the continuing improvement in inflation. With commodity prices already so low, many analysts anticipate that there will be some increase in inflation in 1999 but nothing significantly above a range of 2.00% to 2.5%. Continued moderation in inflation would give the Federal Reserve important latitude in decision-making during the year to come. In fact we have already seen in early February 1999 that even though there is debate, the Federal Reserve has chosen to leave interest rates alone again.

The Financial Markets

      At the time of our last financial report to shareholders at June 30, 1998, the markets had experienced a period of strength and were showing early signs of the weakness that would rock the markets in August, September and early October of 1998. Since that time, both the stock and bond market experienced significant volatility during 1998. The currency and financial problems in Southeast Asia, which negatively impacted the economies of Thailand, Korea and Indonesia in late 1997, moved to Russia and then Latin America in 1998. The financial turmoil overseas, impeachment proceedings here in the U.S., severe difficulties experienced by hedge funds and the discovery of more bad loans by domestic and foreign banks contributed to market volatility. Given the increasingly global nature of the financial markets, fear of where problems would surface next resulted in the most significant flight to liquidity in financial market history. Market speculators placed a premium on securities that could be sold quickly if necessary. In the stock market, liquidity was equated with size. In the bond market, liquidity meant U.S. Treasury bonds.

The Stock Market

      The S&P 500 Index generated a total return of 9.22% for the second half of 1998, although this overall return was masked by significant volatility. The S&P 500 Index's third quarter of 1998 return was -9.95 while its fourth quarter 1998 return was 21.30%. The fourth quarter return was its strongest quarterly return since the first quarter of 1987. The market broadened during the fourth quarter, which helped the performance of smaller capitalization stocks. For the quarter as a whole, however, large company stocks continued to generate the strongest returns. As an example, the Russell 2000 Index, which is dominated by small company stocks, generated a return of

16.31% for the fourth quarter and -2.54% for the year ended December 31, 1998. This was a robust absolute return but significantly lower than the 21.3% quarterly return and 28.57% annual return for the larger capitalization S&P 500 Index. In fact, the fourth quarter was the fifth consecutive quarter, and the ninth out of the last 10 quarters, in which the S&P 500 Index outperformed the Russell 2000 Index. Over that 2-1/2 year period of time, the S&P 500 Index has earned a return approximately 65% higher than the Russell 2000 Index.

      It is also interesting to note that, although the S&P 500 produced a return of 28.57% for 1998, over 40% of the stocks in that universe actually posted negative returns. In other words, a handful of very large companies produced sizable returns while the rest of the stock market produced lackluster or negative returns. The market's message was loud and clear: in time of uncertainty and volatility, speculators will pay large premiums for stocks that are liquid -- easy to buy and sell.

      For investors with a disciplined approach to buying and selling stocks, it was frustrating to see the market continue to focus primarily on size. Over the long term, however, and stock investors by definition are long-term investors, fundamentals such as earnings growth, low debt, high return on equity and reasonable valuation should determine the performance of a stock. Over the past few years, the market has been reminiscent of the early 1970s when returns from a group of large capitalization stocks known as the "nifty fifty" far outpaced the rest of the market and virtually all measures of reasonable valuation. It is important to note that the "nifty fifty" then dramatically underperformed the market during a subsequent 15 year period. We believe that the Federal Reserve's commitment to providing liquidity will encourage investors to once again focus on the fundamentals of a company rather than simply its size.

      The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class K Shares, net of Fund expenses.

Munder Balanced Fund

Fund Manager: The Munder Balanced Fund Committee

      The Fund earned a return of 3.62% for the six-month period ended December 31, 1998, relative to the 4.16% average return for the Lipper universe of balanced mutual funds.

      The Fund's strongest holdings during the fourth quarter of 1998 were the growth-oriented stocks. Both the larger and smaller company growth stocks in the Fund delivered strong absolute and relative performance for the fourth quarter. Large and small company value stocks also delivered double-digit returns during the quarter. However, value stocks in general lagged the performance of growth stocks during the final quarter of 1998. As we mentioned in our June 30, 1998 Annual Report, we have been gradually shifting the equity portion of the Fund away from stocks that fit our Accelerating Fund style, toward a blend of large and small, growth and value stocks. We believe that this broadening out of the portfolio will have long term positive impacts on the performance of the Fund and reduce the volatility of the equity holdings. In fact, this broadening did help lead the Fund to above median returns over the last three months of the year in 1998.

      The Fund's bond holdings, which are managed in a style similar to the Munder Bond Fund, performed well in comparison with the general fixed income market as investors sought the safety of high quality securities over more speculative or higher yielding types of issues.

Munder Growth & Income Fund

Fund Manager: Otto G. Hinzmann, Jr.

      The Fund exhibited a return of 2.19% for the six-month period ended December 31, 1998, relative to the 1.80% average return for the Lipper universe of equity income mutual funds.

      The Fund's focus on yield helped to dampen some of the volatility of the third quarter of 1998, as the Fund performed in line with the median fund in its equity income sector. The Fund continues to have a yield above that of the S&P 500 while maintaining an average PE ratio lower than the S&P 500.

      Strong Fund sectors during the fourth calendar quarter included communication services (up 32% versus 28% for the S&P communication services group), capital goods (up 21% versus 19% for the S&P capital goods sector), healthcare (up 16% versus 14% for the S&P healthcare group) and energy (up 7% versus 0.3% for the S&P energy sector). One of the strongest performing individual stocks in the Fund was Xerox, up 39% for the fourth quarter. The Fund's utility holdings, accounting for 15% of the portfolio, had strong relative performance, with returns of 4% relative to a 1.6% return for the S&P utility sector. Utility stocks, however, trailed the overall market during the fourth quarter of 1998.

      The sectors of the Fund that lagged in relative terms during the fourth quarter of 1998 were the financial group and REITs. During the fourth quarter the Fund's financial stocks were up by 7.1% compared with 21% for the S&P financial sector. This deviation in performance was largely due to the Fund's lack of exposure to the money center bank stocks which generated strong returns during the fourth quarter. REIT stocks have been particularly hard hit during all of 1998, and we have gradually reduced the Fund's exposure to REIT stocks over the course of the period. At this time REIT stocks in general provide higher yields that many fixed income categories, and with the potential for equity appreciation, are attractive for the Fund. However, the overall market's negative sentiment on this sector have caused us to reduce their weighting in the Fund.

Munder Index 500 Fund

Fund Managers: Todd B. Johnson and Ken A. Schluchter

      The Fund earned a return of 8.95% for the six-month period ended December 31, 1998, compared to the 9.10% average return for the Lipper universe of mutual funds with the objective of tracking the S&P 500 Index.

      The weight of each of the 500 stocks in the Fund is carefully monitored relative to its weight in the S&P 500 universe. This is a key factor in the Fund's ability to generate returns that track those of the S&P 500 Index. Proprietary software is used in the monitoring process. In addition, cash flows are invested promptly to minimize their influence on the Fund's return.

The Munder International Equity Fund

Fund Managers: Theodore Miller and Todd B. Johnson

      The Fund generated a return of -1.29% for the six-month period ended December 31, 1998, relative to the 2.30% return for the FT/S&P Actuaries World ex-U.S. Index and the -2.32% average return for the Lipper universe of international equity mutual funds. It has outperformed the FT World ex-U.S. Index for the two-year and three-year time periods ended December 31, 1998.

      The diversification of the 685 stock, 46 country Munder International Equity Fund was a positive for performance during most of 1998. However, the negative investment environment in emerging markets had an effect on Fund performance. The month of December, 1998, for example, was characterized by weakness in the emerging markets, including Brazil, Russia, China, Argentina and Chile. These same markets had rebounded in November, 1998.

      In the market quantitative portion of the Fund, five of the top ten performers were in the software manufacturing business. Business Objects, a Canadian software firm, was up 71% in the month of December due to a positive investing environment for software makers. Corel Corp., a Canadian software maker, rallied 53.3% during December when the company acquired a 25% stake in GraphOn, a privately held software firm. CBT Group, an Irish software maker, rose 41.6% in December when the company announced that it would acquire Knowledge Ware, a business skills education firm.

      In the economic quantitative portion of the Fund, Wickes Plc, a British home building supplier, was up 51.5% in December due to improved sales. ML Laboratories, a British pharmaceutical company, rose 32% for December when the company hired several well- respected new board members. Credit Lyonnaise, a French bank, rose 28.4% in December on news that AXA, the largest insurance company in the world, would buy a 5% stake in the company with the option to buy more.

      Weakness in the U.S. dollar in December positively affected the Fund by approximately 2.1 percentage points in December. For the six months ended December 31, 1998, the net weakness in the U.S. dollar boosted Fund returns by approximately 7.0 percentage points. We do not hedge the investments in this Fund back to the U.S. dollar, as we believe that investors seek international funds for the overall international exposure they provide: markets as well as currency.

Munder Micro-Cap Equity Fund

Fund Manager: The Munder Micro-Cap Fund Committee

      The Fund earned a return of -7.66% for the six-month period ended December 31, 1998, relative to the -3.28% average return for the Lipper universe of micro cap mutual funds.

      The overall performance of the Fund benefited from the rebound in smaller capitalization stocks during the fourth quarter of 1998. The technology sector was the star performer during the fourth quarter, benefiting from both strong market returns and good stock selection. Both the retail and financial sector benefited during the fourth quarter from strong stock selection as well. This was particularly important for the financial sector, since stock selection helped to overcome the sector's weak returns in the overall market. The healthcare sector exhibited strong performance in the micro cap segment of the stock market. This benefit, however, was offset by several healthcare holdings with weak returns for the fourth quarter of 1998.

      Overall, the Fund was particularly hard hit in July and August of 1998 when the smallest of small cap companies were affected by the market sell off. As an example, through the end of September 1998, on average companies with a market cap of less than $250 million were off over 50% from their 52 week highs. Overall, we have seen a good bounce back here in the fourth calendar quarter as the market has broadened out, with the Fund outperforming its Lipper peer group median by over 6 percentage points. We believe that we are well positioned to capitalize on a broader market.

Munder Multi-Season Growth Fund

Fund Manager: Leonard J. Barr II, CFA

      The Fund generated a return of 2.76% for the six-month period ended December 31, 1998, relative to the 6.21% average return for the Lipper universe of growth stock mutual funds.

      During the fourth quarter of 1998, the Fund's best performing sectors included telecommunications, technology and diversified companies. Star performers in the telecommunications sector for the quarter included MCI WorldCom (+47%) and Century Telephone (+43%). In the technology sector, the strongest quarterly returns were generated by Sun Microsystems (+72%), Maxim Integrated Products (+57%) and Cisco Systems (+50%). Finally, in the diversified sector, the top performers for the fourth quarter of 1998 included Tyco International (+37%), General Electric (+29%) and Textron (+26%). Energy and consumer staples were among the weaker sectors for the fourth quarter.

      During the fourth quarter, the technology weighting of the Fund was increased to 10%. Financial holdings were reduced to 13% with the elimination of a number of stocks, including money center banks. A number of positions were also eliminated due to concerns about future earnings.

      At the end of the fourth quarter 1998, the earnings per share growth for the Fund over the next 12 months was estimated to be 15%. This compares to 5% for the S&P 500 universe of stocks.

Munder Real Estate Equity Investment Fund

Fund Managers: Peter K. Hoglund, CFA and Robert E. Crosby, CFA

      The Fund generated a return of -12.01% for the six-month period ended December 31, 1998, relative to the -13.13% return for the NAREIT Index (equity only) and the -11.46% average return for the Lipper universe of real estate mutual funds. The Fund has outperformed the NAREIT Index for the one-month, three-month, six-month, one-year, two-year and three-year time periods ended December 31, 1998.

      From a total return standpoint, the final quarter of 1998 and the year as a whole were not kind to REITs. Unlike some of the other funds classified as REIT Funds, the Munder Real Estate Investment Equity Fund held no investments other than real estate investment trusts. As a result, there are no other securities to buffer performance when the REIT market declines. However, investors who purchase the Munder Real Estate Investment Equity Fund can be confident that they are getting the diversification they were seeking through an investment in REITs. And, although total returns in the REIT market lagged significantly throughout 1998, the Fund continued to generate a strong yield. For 1998, the yield on the Fund was approximately 500 basis points (five percentage points) higher than the yield for the S&P 500 universe of stocks and 100 basis points (one percentage point) higher than the yield on 30-year Treasury bonds.

      In 1998, the REIT market suffered through poor absolute returns in the face of strong fundamentals for the underlying investments. We anticipate that real estate fundamentals will remain strong as we move through 1999. If that proves to be the case, REITs are likely to experience a strong year in 1999 as investors focus on the relative value offered by the REIT sector of the equity markets.

Munder Small-Cap Value Fund

Fund Managers: Gerald L. Seizert, CFA, Edward O. Eberle, CFA and Brian R. Wall, CFA

      The Fund earned a return of -9.81% for the six-month period ended December 31, 1998, relative to the -7.12% return for the Russell 2000 Index, the -10.42% return for the Russell 2000 Value Index and the -6.54% average return for the Lipper universe of small capitalization mutual funds.

      While small cap stocks rebounded during the fourth quarter, the primary beneficiaries were growth-oriented small company stocks. The Fund had strong returns relative to other small cap value funds, but its performance lagged the returns of small company growth funds. Technology holdings as a group were the star performers in the Fund during the fourth quarter. This sector benefited from both strong stock selection and strong market performance. The utilities sector, particularly cable television holdings, benefited from good stock selection as well. The financial sector generated weak relative performance in the smaller company segment of the market, although good stock selection partially offset that weakness.

Munder Small Company Growth Fund

Fund Managers: The Munder Small Company Growth Fund Committee

      The Fund generated a return of -5.80% for the six-month period ended December 31, 1998, compared to the -4.10% return for the Russell 2000 Growth Index and the -6.54% average return for the Lipper universe of small capitalization mutual funds.

      Fund performance was boosted by the rebound in small company stocks during September of 1998 and then much of the fourth calendar quarter. Returns also benefited from the fact that growth stocks were favored by investors relative to value stocks during that time period. Negative returns for the year reflect the overall condition of the small cap market.

      The Fund's healthcare holdings, significantly overweighted in the Fund, benefited from both strong market performance and specific holdings that were especially strong performers. The consumer discretionary sector also made a positive contribution to the Fund's return for the fourth quarter of 1998. Within this sector, retail holdings were helped by good stock selection. Steiner Leisure was one stock in the consumer discretionary sector with particularly good performance.

Munder Value Fund

Fund Managers: Gerald L. Seizert, CFA, Edward O. Eberle, CFA and Brian R. Wall, CFA

      The Fund exhibited a return of -7.24% for the six-month period ended December 31, 1998, relative to the 3.09% average return for the Lipper universe of growth & income funds. (There is no Lipper universe representing value funds. The growth & income universe is closest to the Fund in terms of investment characteristics.)

      We had been anticipating slower growth in corporate profits as a result of more moderate economic growth. The Fund, therefore, had a relatively defensive structure, and had somewhat of a mid cap tilt, with representation of small, mid and large cap value stocks during the period. The smaller cap positions hurt the Fund in the third quarter of 1998. With the Federal Reserve's aggressive easing of monetary policy in the Fall of 1998, the equity market rallied. Growth stocks were the primary beneficiaries of this rally, with defensive stocks lagging in performance. The value orientation of the Fund, as well as its defensive tilt, held back returns during the fourth quarter of 1998.

      High valuation technology stocks were a particular focus of investors as the market moved up during the fourth quarter of 1998. In fact, technology proved to be the strongest sector of the market for the quarter. Good stock selection within the technology sector, coupled with the sector's strong market performance, boosted Fund performance from October through December, 1998. Strong stock selection in the healthcare sector also contributed positively to the Fund's return for the fourth quarter. Gains in these two sectors, however, were offset during the quarter by weakness in the Fund's financials, consumer staples and energy holdings.

      During the fourth quarter of 1998, the weightings of some of the defensive sectors of the

Fund were reduced, including healthcare, utilities and energy. The technology weighting was increased to approximately 16.5% during the quarter, with a focus on hardware and semiconductor firms. This fourth quarter repositioning served to reduce the defensive tilt of the Fund.

Munder Framlington Emerging Markets Fund

Fund Manager: The Munder Framlington Emerging Markets Fund Committee,
              headed by William Calvert

      The Fund earned a return of -11.79% for the six-month period ended December 31, 1998, relative to the -7.98% return for the MSCI Emerging Markets Free Index and the -13.46% median return for the Lipper universe of emerging markets mutual funds.

      By late fourth quarter 1998, Brazil had become the focus of emerging markets attention. It was apparent that the Brazilian currency was being held at an unsustainable level. Investors questioned the effectiveness of the International Monetary Fund's package for Brazil. There was skepticism that it would benefit the Brazilian currency at all and concerns that the package would cripple the Brazilian economy.

      A positive factor for the emerging markets during the second half of 1998 was the prospect of Eastern European countries eventually joining the European Union, possibly as early as 2003. Investors also focused on Greece as the Euro currency came closer to its January 1, 1999 launch. That country is already a member of the European Union and should be eligible to join in the Euro currency in 2001. Greece's interest rates of approximately 12% would have to fall significantly if the country were to join in the Euro. (The European Central Bank has short-term rates currently targeted at 3%.) Such a reduction in interest rates would likely drive Greece's stock market higher.

      The most positive news on emerging markets during the period was economic reform in South Korea and Thailand. We now expect 1999 economic growth for these two countries to be better than current consensus forecasts.

      Brazil remains the key to the near-term performance of emerging markets. A devaluation of the Brazilian currency, although likely to cause short-term pain, is necessary. In our opinion such a move would benefit not only Brazil but the broad emerging markets sector.

      Currently the Fund is overweighted in Asia and Europe and underweighted in Latin America. Once Brazil accomplishes an effective devaluation of its currency, the Fund would consider moving to an overweighted position in Latin America.

Munder Framlington Healthcare Fund

Fund Manager: Antony Milford

      The Munder Framlington Healthcare Fund generated a -0.53% return for the six-month period ended December 31, 1998, compared to the 9.40% average return for the Lipper universe of health/biotechnology mutual funds.

      The Fund continued its recovery from the lows of the summer of 1998. Investors are finally noticing the impressive earnings growth and/or trials data achieved by companies represented in the Fund. In particular the biotechnology sector benefited from this new focus.

      The story on this Fund remains essentially unchanged. The demographics of an aging population; increased spending on healthcare products and services; better technology, new treatments and more effective cures are all positives for the healthcare companies held in the Fund. Each of these factors individually would provide profitable opportunities for the types of stocks which are purchased for the Fund. Taken together, the factors make a powerful argument for the potential of strong performance of the healthcare sector going forward.

      Following the declines in many of these stocks during the summer of 1998, the Fund was able to make purchases at attractive levels over the past few months. The Fund continues to focus on biotech and medical devices: together currently representing almost 50% of the Fund. These are principally represented by smaller companies, and as such, have been impacted by the investor sentiment which has favored larger cap, more liquid names. However, we continue to believe that the greatest potential exists with smaller companies who are focussed and can deliver state of the art breakthroughs in medical technology. As a result, even with the rebound of the Fund, we believe that many of its holdings remain undervalued. This is especially true given that the news coming from the companies represented in the Fund continues to be positive.


Munder Framlington International Growth Fund

Fund Manager: The Munder Framlington International Growth Fund Committee,
              headed by Simon Key

      The Fund generated a return of -1.79% for the six-month period ended December 31, 1998, relative to the 3.66% return for the Morgan Stanley EAFE Index and the -2.32% average return for the Lipper universe of international equity mutual funds.

      Excitement over the introduction of the new single European currency, the Euro, helped to create a strong positive fourth quarter of 1998 for international stock markets. To prepare for the Euro and to help promote economic growth in the core European countries, the European Central Bank reduced short term interest rates to 3%. With low interest rates (expected to fall further), little or no inflationary pressure and a continuation of investment money flowing into Europe, the prospects for large capitalization stocks remain attractive. Although valuations are high in some cases, the United States experience suggests these are sustainable as long as economic factors and investment flows are favorable.

      Japan is still disappointing. The Japanese government appears to have tried almost everything to kick start the economy, all to no avail. However, strength in the Japanese yen helped to boost returns on Japanese investments. In addition, there is some encouragement in the better news coming out of Southeast Asia, a region which accounts for a large part of Japan's trade. The Japanese economy needs to turn for Japanese equities to gain much ground. When it does we believe the Japanese stock market will look undervalued.


The Bond Market

      During the fourth quarter of 1998 in the domestic bond market, we saw a modest reversal of what had occurred during the first three quarters of 1998. Aggressive easing of monetary policy by the Federal Reserve gave bond investors the courage to once again pursue higher yielding securities. As a result, both mortgage-backed securities and corporate bonds outpaced U.S. Treasury bonds during the fourth quarter of 1998. This was a marked reversal from the third quarter especially when the market correction caused investors to flee to U.S. Treasury securities. Treasury bonds with intermediate maturities had experienced the biggest decline in rates during the first three quarters of the year. During the fourth quarter, these same intermediate maturities experienced the largest increase in rates as yield differentials between Treasury and non-Treasury bonds moved back toward more normal levels.

      During the first three quarters of 1998, many of the Munder Bond Funds had a greater exposure to U.S. Treasury bonds than most other actively managed Funds. As a result, our funds' returns benefited from the impact of the increased premium awarded to Treasury bonds during the first nine months of 1998. The Bond Funds were also well-positioned to take advantage of attractive offerings in other bond market segments during the fourth quarter as interest in corporate bonds and mortgage-backed securities increased.

      During the fourth quarter of 1998, we increased the Bond Funds' overall exposure to high quality corporate bonds. As yield differentials shift, we anticipate selling some of the corporate bond holdings and increasing the weighting of mortgage-backed bonds. Looking ahead to 1999, we believe that quality will continue to be a key factor in the performance of corporate bonds. We also anticipate that the performance of mortgage-related securities will benefit from a decline in volatility during 1999.

      [Please note: In some of the following commentary, the Munder Bond Funds are compared to Lehman indices. It is important to remember that the returns for the Munder bond funds are reported after the deduction of all expenses. Since the Lehman indices are not actual funds, there are no expenses netted against their returns.]

Munder Bond Fund

Fund Managers: James C. Robinson and Gregory A. Prost, CFA

      The Fund earned a 4.37% return for the six-month period ended December 31, 1998, compared to the 5.09% return for the Lehman Government/Corporate Bond Index and the 3.55% average return for the Lipper universe of corporate debt A rated funds.

      During the fourth quarter of 1998, aggressive easing by the Federal Reserve helped to calm investors' fears over significantly reduced liquidity in the corporate and mortgage-related sectors of the bond market. As a result, corporate and mortgage bonds showed significantly improved performance during the quarter. In addition, the premiums awarded to U.S. Treasury bonds and to high quality bonds in other fixed income sectors were reduced. In a significant reversal from the third quarter of 1998, lower quality bonds became the strongest performers during the fourth quarter. This held back the performance of the Fund which maintains its high quality focus in all market conditions.

Munder Intermediate Bond Fund

Fund Managers: Anne K. Kennedy and James C. Robinson

      The Fund generated a return of 3.65% for the six-month period ended December 31, 1998, relative to the 4.80% return for the Lehman Intermediate Government/Corporate Bond Index and a 3.49% average return for the Lipper universe of short intermediate investment grade debt funds.

      For 1998 as a whole, the Fund benefited from its high quality focus. During the year, turmoil in global financial markets caused investors to place a high premium on safety and liquidity. During the fourth quarter of 1998, however, the Federal Reserve aggressively eased monetary policy. This significantly reduced concerns about liquidity in the fixed income market and gave investors the confidence to venture back into lower quality securities. As lower quality bonds rebounded, the premiums afforded to high quality bonds were reduced. Given this renewed interest in lower quality securities, the high quality of the Fund tended to hold back the Fund's returns during the final three months of 1998.

Munder International Bond Fund

Fund Managers: Sharon E. Fayolle and Gregory A. Prost, CFA

      The Fund earned a return of 14.26% for the six-month period ended December 31, 1998, relative to the 15.38% return for the Salomon Brothers Non-U.S. $ World Government Bond Index and the 9.12% average return for the Lipper universe of international income funds.

      Global financial markets stabilized during the fourth quarter as concerns about Asia diminished. The currencies of Japan and Australia were the primary beneficiaries. Although the Japanese bond market experienced a negative fourth quarter of 1998, Japanese bonds generated returns in excess of 13.5% when both currency returns and bond returns are factored into performance. This compares to an average return of less than 3% for European bonds during the same time period.

      Japanese interest rates almost doubled during the fourth quarter of 1998 as the Bank of Japan stated that it would no longer buy Japanese government bonds (JGBs) in the secondary market. This is a significant event given that the Japanese government has been the largest purchaser of JGBs over the last several years. Most important, this announcement came at a time when debt issuance was expected to explode due to increased fiscal spending.

      Outweighing the underperformance of the Japanese bond market was the significant appreciation of the Japanese yen against the U.S. dollar -- an increase of almost 20% for the fourth quarter of 1998. As the yen appreciated as a result of higher Japanese interest rates, there was no Japanese government intervention at key support levels. This lack of support forced traders, particularly those trading for hedge funds, to cover their substantial short positions.

      The European markets were somewhat subdued during the fourth quarter of 1998, with returns only slightly higher than their coupons. Investors were awaiting the launch of the Euro currency on January 1, 1999.

      Given the unprecedented 20% move in the yen during the quarter, the Fund's underweighting in Japan held back performance relative to international bond indices. However, the Fund performed well relative to other managed international bond funds.

Munder U.S. Government Income Fund

Fund Managers: Peter G. Root and James C. Robinson

      The Fund exhibited a return of 3.33% for the six-month period ended December 31, 1998, relative to the 5.43% return for the Lehman Government Bond Index and the 6.69% averaage return for the Lipper universe of general U.S. government funds.

      During 1998, the Fund had a relatively heavy weighting in government-related mortgage- backed bonds. Over time, this weighting has helped to deliver competitive investment results to the Fund's shareholders. During the first three quarters of 1998, however, the Fund's position in mortgage-related bonds held back performance.

      In response to turbulence in global financial markets, investors became focused on safety and liquidity. U.S. Treasury bonds were the star performers during the first nine months of 1998 because of their liquidity and backing by the U.S. Government. The mortgage and corporate sectors of the bond market lagged in performance.

      Starting in September 1998, however, the Federal Reserve began to ease monetary policy. This reduced investors' concerns about liquidity and resulted in a rebound in the performance of mortgage-backed bonds. Given the Fund's relatively heavy weighting in mortgage-related securities, this shift in focus helped to boost the Fund's returns, particularly during the months of November and December.

The Municipal Bond Market

      During the fourth quarter of 1998, as was true for most of the year, the municipal market was marked by extraordinarily high tax-exempt yields relative to Treasury yields. In fact, the yields on some high quality long-term municipal bonds actually exceeded Treasury yields in October of 1998, as Treasury yields declined to a record low of 4.69%.

      The municipal market was not immune to the volatility experienced in the taxable bond market during the fourth quarter of 1998. The failure of several hedge funds, the increased supply of municipal bonds and reduced expectations of further cuts in the Federal Funds rate all contributed to the volatility in the tax-exempt market during the quarter.

      New issuance remained high. Voters approved over 90% of new issue bond financing in the November 1998 elections, a level not seen in recent history. Market fundamentals remained strong with upgrades in credit ratings continuing to significantly outpace downgrades. The overall creditworthiness in the municipal market has never been better, the result of strong U.S. economic growth and fiscal responsibility.

      The strong credit environment and secondary bond insurance have resulted in very narrow yield differentials between municipal bonds. Nearly 50% of newly issued municipal bonds were backed by an insurance policy. The presence of an insurance policy gives most issuers the highest credit rating available. The result was reduced availability of medium and lower investment grade bonds. This reduction in the supply of lower-rated bonds caused the yield differential between higher and lower quality municipal bonds to narrow.

      The municipal market begins 1999 in a favorable position. The strong interest in newly issued Treasury securities has caused municipal valuations to move to their most advantageous levels in over a decade. Many articles have appeared in the major press which have further increased investors' awareness of attractive municipal bond pricing. Barring increased political and global concerns that would serve to increase investors' appetites for Treasury bonds, the municipal market is poised to outperform as it moves to more normal valuations relative to Treasury securities.

Munder Michigan Tax-Free Bond Fund
Munder Tax-Free Bond Fund

Fund Manager: Talmadge D. Gunn

      The Michigan Tax-Free Bond Fund earned a return of 3.28% for the six-month period ended December 31, 1998, relative to 3.74% return of the Lehman Brothers 20 Year Municipal Index and the 2.90% average return for the Lipper universe of Michigan municipal debt funds.

      The Tax-Free Bond Fund earned a return of 3.49% for the six-month period ended December 31, 1998, relative to 3.74% return of the Lehman Brothers 20 Year Municipal Index and the 3.00% average return for the Lipper universe of general municipal debt funds.

      Record supply of new municipal bonds put downward pressure on prices and upward pressure on rates during 1998. In December, 1998, a larger than average supply of bonds were distributed in maturities of 20 years and longer. This caused municipal yields to rise relative to Treasury bonds.

      Bond maturities of around 15 years proved to be the best performing segment of the tax- exempt market for the fourth consecutive year. For both the foruth quarter and 1998 as a whole, this was a benefit for the Munder Tax-Free Bond Fund which held a number of non-callable bonds with maturities of around 15 years. The Fund also benefited during the fourth quarter of 1998 from a relatively heavy weighting in general obligation bonds.

      Given the supply conditions in the Michigan market, the Munder Michigan Tax-Free Bond Fund was not able to accumulate as large a concentration in non-callable bonds with maturities around the 15 year mark. For the fourth quarter, this held back the Fund's return relative to tax- free bond funds with a more national focus. Focusing on the Michigan market, the Fund had a longer average maturity than many other Michigan bond funds. This held back its quarterly performance relative to other Michigan tax-exempt funds. For 1998 as a whole, however, the distribution of the Fund's securities across both market segments and maturities was a positive for Fund performance.

Munder Tax-Free Intermediate Bond Fund

Fund Manager: Talmadge D. Gunn

      The Fund earned a return of 2.99% for the six-month period ended December 31, 1998, relative to the 3.43% return of the Lehman Mutual Fund Intermediate/Short Muni Index and the 3.23% average return for the Lipper universe of intermediate municipal debt funds.

      In the intermediate tax-exempt market, the yield differential between one-year and ten-year maturities widened to 100 basis points (one percentage point), the widest quarter-end differential for 1998. The decline in short-term rates was a result of the easing of monetary policy that took place during the fourth quarter of 1998. The decline in shorter-term rates during the quarter was a continuation of the year-long trend. Despite a record supply of new tax-exempt issues, a lower percentage of bonds were concentrated in shorter maturities than in prior years.

      Fund performance was boosted during the fourth quarter of 1998 by its overweighted position in pre-refunded securities. This was the best performing sector of the tax-exempt market for both the quarter and 1998, on a risk-adjusted basis. In general, however, given the decline in interest rates, tax-exempt funds with longer maturities outperformed shorter maturity funds during the quarter. This held back the performance of the Fund, given its relatively short average maturity.

Munder Balanced Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)

COMMON STOCKS -- 68.0%
      Advertising -- 1.2%
     4,000    Interpublic Group of Companies,
                 Inc.                                              $ 319,000
     9,000    Omnicom Group, Inc.                                    522,000
                                                                 -----------
                                                                     841,000
                                                                 -----------
      Aerospace -- 0.5%
     3,400    United Technologies Corporation                        369,750
                                                                 -----------
      Automobile Parts & Equipment -- 2.2%
    22,380    Dura Automotive Systems, Inc.+                         763,718
     8,800    Johnson Controls, Inc.                                 519,200
     7,930    Tower Automotive, Inc.+                                197,754
                                                                 -----------
                                                                   1,480,672
                                                                 -----------
      Banking and Financial Services -- 8.3%
    11,400    Associates First Capital Corporation                   483,075
    12,789    Charter One Financial, Inc.                            354,895
     7,200    Chase Manhattan Corporation                            490,050
     3,500    CMAC Investment Corporation                            160,781
     6,100    Fannie Mae                                             451,400
     5,900    First American Corporation                             261,813
     6,400    First Union Corporation                                389,200
    16,600    Flagstar Bancorp, Inc.                                 433,675
     5,000    Fleet Financial Group Inc.                             223,438
    23,900    Hibernia Corporation                                   415,262
     9,470    Litchfield Financial Corporation                       179,930
     9,300    Mercantile Bankshares Corporation                      358,050
    25,100    Ocean Financial Corporation                            417,287
     6,900    Summit Bancorp                                         301,444
    11,500    U.S. Bancorp                                           408,250
    11,200    UST Corporation                                        263,900
                                                                 -----------
                                                                   5,592,450
                                                                 -----------
      Building Materials -- 3.2%
    17,600    Dayton Superior Corporation+                           338,800
     6,930    Elcor Corporation                                      223,926
    14,500    Masco Corporation                                      416,875
    15,000    Pulte Corporation                                      417,187
     8,100    Sherwin-Williams Company                               237,937
     8,100    Southdown, Inc.                                        479,419
                                                                 -----------
                                                                   2,114,144
                                                                 -----------
      Business Equipment & Supplies -- 0.8%
     4,700    Avery Dennison Corporation                             211,794
     2,600    Xerox Corporation                                      306,800
                                                                 -----------
                                                                     518,594
                                                                 -----------
      Business Services -- 3.3%
    15,540    American Bank Note Holographics,
                 Inc.+                                               271,950
     5,300    Automatic Data Processing, Inc.                        424,994
     5,800    Equifax, Inc.                                          198,288
    17,170    Group Maintenance America
                 Corporation+                                        208,186
    10,250    International Telecommunication
                 Data Systems, Inc.+                                 151,188
    15,000    Remedy Corporation+                                    209,062
     9,070    Steiner Leisure Ltd., ADR+                             290,240
    10,300    URS Corporation+                                       240,762
     8,310    Wackenhut Corrections
                 Corporation+                                        237,874
                                                                 -----------
                                                                   2,232,544
                                                                 -----------
      Chemicals -- 0.9%
     6,200    Air Products & Chemicals, Inc.                         248,000
    16,400    Millennium Chemicals, Inc.                             325,950
                                                                 -----------
                                                                     573,950
                                                                 -----------
      Computer Hardware, Software
          or Services --7.0%
    11,250    AVT Corporation+                                       326,250
     9,020    Axent Technologies, Inc.+                              275,674
     7,000    BMC Software, Inc.+                                    311,937
     8,000    Cadence Design Systems, Inc.+                          238,000
     4,500    CISCO Systems, Inc.+                                   417,656
     5,400    Honeywell, Inc.                                        406,687
     5,200    Intel Corporation                                      616,525
     9,370    Inter-Tel, Inc.                                        219,024
     6,330    Maxwell Technologies, Inc.+                            254,783
     1,900    Microsoft Corporation+                                 263,506
     9,240    NeoMagic Corporation+                                  204,435
    10,950    Oracle Corporation+                                    472,219
     8,690    QuadraMed Corporation+                                 178,145
    30,020    Sapiens International
                 Corporation, ADR+                                   238,284
     3,000    Sun Microsystems, Inc.+                                256,875
                                                                 -----------
                                                                   4,680,000
                                                                 -----------
      Consumer Non-Durables -- 1.0%
    20,450    Ivex Packaging Corporation+                            475,462
     4,200    Newell Company                                         173,250
                                                                 -----------
                                                                     648,712
                                                                 -----------
      Diversified -- 2.2%
     7,100    Textron, Inc.                                          539,156
    22,200    Thermo Electron Corporation+                           376,012
     7,300    Tyco International Ltd.                                550,694
                                                                 -----------
                                                                   1,465,862
                                                                 -----------
      Drugs -- 3.0%
     9,400    Amgen, Inc.+                                           982,888
     3,500    Merck & Company, Inc.                                  516,906
     2,000    Pfizer, Inc.                                           250,875
     4,400    Schering-Plough Corporation                            243,100
                                                                 -----------
                                                                   1,993,769
                                                                 -----------
      Electrical Equipment -- 3.7%
     6,400    Emerson Electric Company                               387,200
     6,300    General Electric Company                               642,994
    13,100    Kuhlman Corporation                                    496,162
     9,860    SLI, Inc.+                                             273,615
     8,000    Texas Instruments, Inc.                                684,500
                                                                 -----------
                                                                   2,484,471
                                                                 -----------
      Electronics -- 4.5%
    17,950    Aeroflex, Inc.+                                        271,494
     9,300    Alpha Industries, Inc.+                                334,800
     3,800    Altera Corporation+                                    231,325
    29,500    Control Devices, Inc.                                  472,000
    11,970    FLIR Systems, Inc.+                                    278,303
    20,650    Herley Industries, Inc.+                               247,800
     8,400    ITI Technologies, Inc.+                                260,400
     7,200    Maxim Integrated Products, Inc.+                       314,550
     8,900    Xilinx Inc.+                                           579,612
                                                                 -----------
                                                                   2,990,284
                                                                 -----------
      Food and Beverages -- 2.2%
    12,600    ConAgra, Inc.                                          396,900
    20,100    J&J Snack Foods Corporation+                           449,737
    14,600    Sara Lee Corporation                                   411,538
     8,100    SYSCO Corporation                                      222,244
                                                                 -----------
                                                                   1,480,419
                                                                 -----------
      Health Care -- 1.5%
    20,620    Mid Atlantic Medical Services,
                 Inc.+                                               202,334
    19,200    Physician Reliance Network, Inc.+                      252,000
    15,300    Trigon Healthcare, Inc.+                               570,881
                                                                 -----------
                                                                   1,025,215
                                                                 -----------
      Health Care Facilities -- 0.6%
    14,200    Tenet Healthcare Corporation+                          372,750
                                                                 -----------
      Home Furnishings -- 0.5%
    15,200    Leggett & Platt, Inc.                                  334,400
                                                                 -----------
      Household Products -- 1.3%
    10,900    Maytag Corporation                                     678,525
     5,900    Rubbermaid, Inc.                                       185,481
                                                                 -----------
                                                                     864,006
                                                                 -----------
      Insurance -- 4.3%
    17,900    Ace Ltd., ADR                                          616,431
     3,487    American International Group, Inc.                     336,931
    20,200    ARM Financial Group, Inc.                              448,188
     9,600    Executive Risk, Inc.                                   527,400
     7,400    MBIA, Inc.                                             485,163
    12,400    Torchmark Corporation                                  437,875
                                                                 -----------
                                                                   2,851,988
                                                                 -----------
      Manufactured Housing -- 0.6%
    30,000    Clayton Homes, Inc.                                    414,375
                                                                 -----------
      Medical Services and Supplies -- 2.5%
     8,900    Abbott Laboratories                                    436,100
    11,100    Biomet, Inc.                                           446,775
    34,800    HEALTHSOUTH Corporation+                               537,225
     5,000    Stryker Corporation                                    275,313
                                                                 -----------
                                                                   1,695,413
                                                                 -----------
      Oil Equipment and Services -- 1.6%
     8,500    Burlington Resources, Inc.                             304,406
    13,200    Transocean Offshore, Inc.                              353,925
    13,900    USX-Marathon Group                                     418,738
                                                                 -----------
                                                                   1,077,069
                                                                 -----------
      Real Estate -- 1.3%
    19,800    Kilroy Realty Corporation                              455,400
    12,500    Mack-Cali Realty Corporation                           385,937
                                                                 -----------
                                                                     841,337
                                                                 -----------
      Recreation -- 1.1%
    14,410    Brass Eagle, Inc.+                                     221,554
    11,200    Carnival Corporation, Class A                          537,600
                                                                 -----------
                                                                     759,154
                                                                 -----------
      Restaurants -- 0.6%
     9,060    Dave & Buster's, Inc.+                                 208,946
     9,000    Wendy's International, Inc.                            196,313
                                                                 -----------
                                                                     405,259
                                                                 -----------
      Retail -- 0.7%
     7,150    Cutter & Buck, Inc.+                                   266,337
    16,890    Happy Kids, Inc.+                                      215,348
                                                                 -----------
                                                                     481,685
                                                                 -----------
      Retail -- Specialty -- 1.7%
     8,000    Home Depot, Inc.                                       489,500
    24,400    Pier 1 Imports, Inc.                                   236,375
     6,480    The Men's Wearhouse, Inc.+                             205,740
     4,000    Walgreen Company                                       234,250
                                                                 -----------
                                                                   1,165,865
                                                                 -----------
      Telecommunications -- 3.6%
     8,000    Century Telephone Enterprise                           540,000
     4,470    Gilat Satellite Networks Ltd., ADR+                    246,409
     7,500    MCI WorldCom, Inc.+                                    538,125
    12,200    MediaOne Group, Inc.                                   573,400
     9,200    SBC Communications, Inc.                               493,350
                                                                 -----------
                                                                   2,391,284
                                                                 -----------
      Transportation -- 0.8%
     5,400    Atlas Air, Inc.+                                       264,262
     7,600    CNF Transportation, Inc.                               285,475
                                                                 -----------
                                                                     549,737
                                                                 -----------
      Utilities -- 1.3%
    14,300    Edison International                                   398,612
     9,300    New Century Energies, Inc.                             453,375
                                                                 -----------
                                                                     851,987
                                                                 -----------
TOTAL COMMON STOCKS
    (Cost $36,718,564)                                            45,548,145
                                                                 -----------
Principal
Amount
------

ASSET-BACKED SECURITIES -- 3.2%
    $ 500,000    Chase Manhattan Corporation,
                     Series 1996-4, Class A,
                     6.730% due 02/15/2003                           502,755
      600,000    Residential Accredit Loans,
                     Inc., Series 1997-QS5, Class A5,
                     7.250% due 06/25/2027                           603,702
      600,000    Residential Asset Securities
                     Corporation, Series 1997-KS3,
                     Class A16,
                     6.900% due 08/25/2027                           611,088
      400,000    Union Acceptance Corporation,
                     Series 1996-C, Class A3,
                     6.630% due 10/08/2003++                         410,472
                                                                 -----------
TOTAL ASSET-BACKED SECURITIES
    (Cost $2,113,155)                                              2,128,017
                                                                 -----------
COLLATERALIZED MORTGAGE
  OBLIGATIONS (CMO) -- 1.7%
      600,000    Federal Home Mortgage
                     Corporation,
                     Series 1541 Class F,
                     6.250% due 05/15/2019                           603,390
      550,000    Federal Home Mortgage
                     Corporation,
                     Series 1702-A, Class PD,
                     6.500% due 04/15/2022                           566,390
                                                                 -----------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS (CMO)
    (Cost $1,133,719)                                              1,169,780
                                                                 -----------
CORPORATE BONDS AND NOTES -- 14.5%
      Finance -- 4.4%
      400,000    AT&T Capital Corporation, MTN,
                     6.490% due 05/17/1999                           400,624
      500,000    CIT Group, Inc.,
                     5.625% due 10/15/2003                           496,945
      500,000    Countrywide Capital III,
                     8.050% due 06/15/2027                           544,680
      575,000    John Deere Credit,
                     6.125% due 05/30/2003                           581,109
      600,000    Pitney Bowes Credit Corporation,
                     8.625% due 02/15/2008                           734,280
      150,000    Transamerica Capital III,
                     7.625% due 11/15/2037                           159,335
                                                                 -----------
                                                                   2,916,973
                                                                 -----------
      Finance -- Foreign -- 1.8%
      750,000    Abbey National Plc,
                     6.700% due 06/29/2049                           735,247
      450,000    Westdeutsche Landesbank,
                     6.750% due 06/15/2005                           462,317
                                                                 -----------
                                                                   1,197,564
                                                                 -----------
      Food and Beverages -- 0.8%
      500,000    Coca Cola Enterprises,
                     6.625% due 09/30/2002                           519,750
                                                                 -----------
      Government Agency -- 0.6%
      400,000    Tennessee Valley Authority,
                     6.375% due 06/15/2005                           422,640
                                                                 -----------
      Government Agency -- Foreign -- 0.8%
      500,000    British Columbia Hydro,
                     12.500% due 01/15/2014                          521,280
                                                                 -----------
      Industrial -- 4.1%
      500,000    American Greetings Corporation,
                     6.100% due 08/01/2028                           512,295
      600,000    Harris Corporation,
                     6.350% due 02/01/2028                           649,668
      500,000    Racers-Kellogg, Series 1998 144A,
                     5.750% due 02/02/2001                           507,570
      500,000    Thermo Electron Corporation, 144A,
                     4.250% due 01/01/2003                           448,750
      600,000    Wal-Mart Stores,
                     8.625% due 04/01/2001                           643,170
                                                                 -----------
                                                                   2,761,453
                                                                 -----------
      Insurance -- 0.3%
      187,018    Prudential Securities Secured Financing
                   Corporation,
                     6.105% due 11/15/2002                           188,478
                                                                 -----------
      Supranational -- 0.5%
      350,000    African Development Bank, Notes,
                     6.750% due 07/30/1999                           353,091
                                                                 -----------
      Utility -- Electric -- 1.2%
      500,000    National Rural Utilities,
                     6.125% due 05/15/2005                           520,730
      300,000    Puget Sound Energy, Inc.,
                     7.020% due 12/01/2027                           312,207
                                                                 -----------
                                                                     832,937
                                                                 -----------
TOTAL CORPORATE BONDS AND NOTES
    (Cost $9,549,976)                                              9,714,166
                                                                 -----------
U.S. GOVERNMENT AGENCY
OBLIGATIONS --4.1%
      Federal Home Loan Mortgage Corporation
          (FHLMC) -- 0.4%
                 FHLMC:
      137,076    Pool #E62394, Gold,
                     7.500% due 09/01/2010                           140,766
      148,342    Pool #200021,
                     10.500% due 11/01/2000                          156,399
                                                                 -----------
                                                                     297,165
                                                                 -----------
      Federal National Mortgage Association (FNMA)-- 3.4%
                 FNMA:
      850,000    Series 1993-183 Class H,
                     6.500% due 03/25/2022                           872,066
      500,000    Pool #380137,
                     7.280% due 03/01/2008                           555,000
      282,823    Pool #303105,
                     11.000% due 11/01/2020                          312,460
      455,161    Pool #100081,
                     11.500% due 08/20/2016                          512,343
                                                                 -----------
                                                                   2,251,869
                                                                 -----------
      Government National Mortgage Association (GNMA) -- 0.3%
      188,244    GNMA, Pool #780584,
                     7.000% due 06/15/2027                           192,709
                                                                 -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $2,701,412)                                              2,741,743
                                                                 -----------
U.S. TREASURY OBLIGATIONS -- 7.1%
      U.S. Treasury Bonds -- 6.2%
     $ 758,625   3.625% due 04/15/2028, TIPS                         736,572
     2,825,000   6.875% due 08/15/2025                             3,430,708
                                                                 -----------
                                                                   4,167,280
                                                                 -----------
      U.S. Treasury Notes -- 0.9%
      540,000    7.875% due 11/15/2004                               625,374
                                                                 -----------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $4,398,579)                                              4,792,654
                                                                 -----------
REPURCHASE AGREEMENT -- 1.7%
  (Cost  $1,140,000)
    $1,140,000   Agreement with State Street Bank
                    and Trust Company, 4.850% dated
                    12/31/98, to be repurchased at
                    $1,140,614 on 01/04/1999,
                    collateralized by $940,000 U.S.
                    Treasury Bond, 6.875%
                    maturing 08/15/2025
                    (value $1,165,307)                             1,140,000
                                                                 -----------
OTHER INVESTMENTS**
  (Cost $7,090,037)                           10.6%                7,090,037
                                              ----               -----------
TOTAL INVESTMENTS
  (Cost $64,845,442*)                        110.9%               74,324,542
OTHER ASSETS AND
    LIABILITIES (Net)                        (10.9)               (7,333,516)
                                              ----               -----------
NET ASSETS                                   100.0%               66,991,026
                                              ====               ===========

---------
   *  Aggregate cost for Federal tax purposes.
  ** As of December 31,1998, the market value of the securities on loan is $6,992,467. Collateral received for securities loaned of $7,090,037 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
   +  Non-income producing security.
  ++ Floating rate note. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
ADR    -- American Depository Receipt
MTN    -- Medium Term Note
TIPS   -- Treasury Inflation Protection Security


                     See Notes to Financial Statements.

Munder Growth & Income Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)

Shares                                                          Value
------                                                          -----

COMMON STOCKS -- 84.5%
      Aerospace -- 2.1%
     46,000   United Technologies
                 Corporation                                     $ 5,002,500
                                                                ------------
      Automobile Parts & Equipment -- 2.3%
     97,000   Johnson Controls, Inc.                               5,723,000
                                                                ------------
      Banking and Finance -- 10.1%
     79,000   Federal National Mortgage
                 Association                                       5,846,000
    110,800   National City Corporation                            8,033,000
    165,000   U.S. Bancorp                                         5,857,500
    122,000   Wells Fargo & Company                                4,872,375
                                                                ------------
                                                                  24,608,875
                                                                ------------
      Building Materials -- 2.3%
    199,000   Masco Corporation                                    5,721,250
                                                                ------------
      Computer Software -- 1.8%
    143,000   Dun & Bradstreet Corporation                         4,513,437
                                                                ------------
      Drugs -- 3.6%
     83,000   American Home Products
                 Corporation                                       4,673,938
     28,300   Merck & Co., Inc.                                    4,179,556
                                                                ------------
                                                                   8,853,494
                                                                ------------
      Drugs & Health Care -- 3.6%
     87,000   Abbott Laboratories                                  4,263,000
     34,000   Bristol-Myers Squibb Company                         4,549,625
                                                                ------------
                                                                   8,812,625
                                                                ------------
      Electrical Equipment -- 2.4%
     57,000   General Electric Company                             5,817,562
                                                                ------------
      Electrical Machinery -- 1.6%
     81,000   Cooper Industries, Inc.                              3,862,688
                                                                ------------
      Food and Beverages -- 10.8%
     88,000   Anheuser-Busch Companies, Inc.                       5,775,000
    173,000   ConAgra, Inc.                                        5,449,500
     67,000   General Mills, Inc.                                  5,209,250
    160,000   Sara Lee Corporation                                 4,510,000
    197,000   Sysco Corporation                                    5,405,187
                                                                ------------
                                                                  26,348,937
                                                                ------------
      Holding Companies -- Diversified -- 2.2%
     69,300   Textron, Inc.                                        5,262,469
                                                                ------------
      Household Furnishings and Appliances -- 2.9%
    114,000   Maytag Corporation                                   7,096,500
                                                                ------------
      Insurance -- 4.1%
     68,000   Exel, Ltd., ADR                                      5,100,000
     59,000   Lincoln National Corporation                         4,826,937
                                                                ------------
                                                                   9,926,937
                                                                ------------
      Manufacturing Specialize -- 1.8%
     98,074   Avery Dennison Corporation                           4,419,460
                                                                ------------
      Office Equipment and Supplies -- 5.1%
     76,000   Pitney Bowes, Inc.                                   5,020,750
     63,000   Xerox Corporation                                    7,434,000
                                                                ------------
                                                                  12,454,750
                                                                ------------
      Oil and Petroleum -- 4.5%
     36,108   British Petroleum Company
                 Plc, ADR                                          3,430,260
     56,000   Exxon Corporation                                    4,095,000
     41,000   Mobil Corporation                                    3,572,125
                                                                ------------
                                                                  11,097,385
                                                                ------------
      Printing and Publishing -- 4.6%
    124,000   Donnelley (R.R.) & Sons
                 Company                                           5,432,750
     56,000   McGraw-Hill, Inc.                                    5,705,000
                                                                ------------
                                                                  11,137,750
                                                                ------------
      Real Estate -- 1.8%
     81,700   Health Care Property Investors,
                 Inc.                                              2,512,275
     80,000   Prentiss Properties Trust                            1,785,000
                                                                ------------
                                                                   4,297,275
                                                                ------------
      Telecommunications -- 2.6%
    126,000   BellSouth Corporation                                6,284,250
                                                                ------------
      Utilities -- Electric -- 8.6%
    102,000   Carolina Power & Light Company                       4,800,375
     97,000   Consolidated Edison Company                          5,128,875
    116,300   New Century Energies, Inc.                           5,669,625
    116,000   Texas Utilities Company                              5,415,750
                                                                ------------
                                                                  21,014,625
                                                                ------------
      Utilities -- Natural Gas -- 5.7%
    170,862   El Paso Natural Gas Company                          5,948,133
     46,000   Enron Corporation                                    2,624,875
    283,671   MCN Corporation Holding
                 Company                                           5,407,479
                                                                ------------
                                                                  13,980,487
                                                                ------------
TOTAL COMMON STOCKS
    (Cost $153,812,458)                                          206,236,256
                                                                ------------

Principal
Amount
---------


CONVERTIBLE BONDS AND NOTES -- 2.7%
 $2,450,000 Home Depot, Inc., Conv.
                      Sub. Note,
                      3.250% due 10/01/2001                        6,437,375
                                                                ------------
TOTAL CONVERTIBLE BONDS AND NOTES
    (Cost $2,451,368)                                              6,437,375
                                                                ------------

Shares
------

CONVERTIBLE PREFERRED STOCK -- 4.8%
     66,000   AirTouch Communications, Inc.,
                 Series C
                 4.250% Conv. Pfd.                                 6,798,000
     93,000   Wendy's Financial I
                 5.000%, Conv. Pfd.                                4,836,000
                                                                ------------
TOTAL CONVERTIBLE PREFERRED STOCK
    (Cost $8,002,094)                                             11,634,000
                                                                ------------
REPURCHASE AGREEMENT -- 6.4%
    (Cost $15,597,000)
     $15,597,000   Agreement with State Street Bank
                      and Trust Company, 4.850% dated
                      12/31/1998, to be repurchased at
                      $15,605,405 on 01/04/1999,
                      collateralized by $10,475,000
                      U.S. Treasury Note, 9.875%
                      maturing 11/15/2015
                      (value $15,911,054)                         15,597,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $10,041,493)                         4.1%               10,041,493
                                                                ------------
TOTAL INVESTMENTS
    (Cost $189,904,413*)                     102.5%              249,946,124
OTHER ASSETS AND
    LIABILITIES (Net)                         (2.5)               (5,984,433)
                                              ----               ------------
NET ASSETS                                   100.0%             $243,961,691
                                              ====              ============

---------
  *  Aggregate cost for Federal tax purposes is $189,904,413.
 ** As of December 31, 1998, the market value of the securities on loan is $10,023,236. Collateral received for securities loaned of $10,041,493 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.
Munder Index 500 Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)
Shares                                                             Value
------                                                             -----

COMMON STOCKS -- 98.5%
      Advertising -- 0.2%
     12,850   Interpublic Group of
                 Companies, Inc.                                 $ 1,024,787
     15,600   Omnicom Group, Inc.                                    904,800
                                                                ------------
                                                                   1,929,587
                                                                ------------
      Aerospace -- 0.9%
     92,598   Boeing Company                                       3,021,010
     11,700   General Dynamics Corporation                           685,912
     18,071   Lockheed Martin Corporation                          1,531,517
      6,300   Northrop Grumman
                 Corporation                                         460,688
     21,000   United Technologies
                 Corporation                                       2,283,750
                                                                ------------
                                                                   7,982,877
                                                                ------------
      Airlines -- 0.3%
     16,800   AMR Corporation+                                       997,500
     13,600   Delta Air Lines, Inc.                                  707,200
     31,175   Southwest Airlines Company                             699,489
      8,100   US Airways Group, Inc.+                                421,200
                                                                ------------
                                                                   2,825,389
                                                                ------------
      Apparel -- 0.2%
      6,600   Fruit Of The Loom, Inc.+                                91,163
      6,000   Liz Claiborne, Inc.                                    189,375
     26,500   NIKE, Inc., Class B                                  1,074,906
      5,200   Reebok International Ltd.+                              77,350
     11,200   V.F. Corporation                                       525,000
                                                                ------------
                                                                   1,957,794
                                                                ------------
      Automobiles -- 1.2%
    112,200   Ford Motor Company                                   6,584,737
     60,700   General Motors Corporation                           4,343,844
      6,280   Navistar International
                 Corporation+                                        178,980
                                                                ------------
                                                                  11,107,561
                                                                ------------
      Automobile Parts & Equipment -- 0.3%
     14,100   AutoZone, Inc.+                                        464,419
      3,900   Cummins Engine, Inc.                                   138,450
     15,218   Dana Corporation                                       622,036
     16,725   Genuine Parts Company                                  559,242
      7,900   Johnson Controls, Inc.                                 466,100
      5,900   Pep Boys--  Manny, Moe & Jack                           92,556
     11,000   TRW, Inc.                                              618,062
                                                                ------------
                                                                   2,960,865
                                                                ------------
      Banks -- 7.0%
     70,500   Bank of New York, Inc.                               2,837,625
    108,605   Bank One Corporation                                 5,545,643
    160,499   BankAmerica Corporation                              9,650,002
     27,300   BankBoston                                           1,062,994
      8,877   Bankers Trust New York
                 Corporation                                         758,429
     27,300   BB&T Corporation                                     1,100,531
     78,468   Chase Manhattan Corporation                          5,340,728
     14,350   Comerica, Inc.                                         978,491
     24,725   Fifth Third Bancorporation                           1,763,202
     91,834   First Union Corporation                              5,584,655
     21,300   Firstar Corporation                                  1,986,651
     52,680   Fleet Financial Group, Inc.                          2,354,137
     19,530   Huntington Bancshares, Inc.                            587,121
     42,200   KeyCorp                                              1,350,400
     69,752   MBNA Corporation                                     1,739,440
     24,000   Mellon Bank Corporation                              1,650,000
     14,600   Mercantile Bancorporation, Inc.                        673,425
     16,300   Morgan (J.P.) & Company, Inc.                        1,712,519
     53,589   Morgan Stanley, Dean Witter,
                 Discover and  Company                             3,804,819
     30,700   National City Corporation                            2,225,750
     10,300   Northern Trust Corporation                             899,319
     27,900   PNC Bank Corporation                                 1,510,087
      9,900   Republic New York Corporation                          451,069
     14,900   State Street Corporation                             1,036,481
     16,000   Summit Bancorp.                                        699,000
     19,300   SunTrust Banks. Inc.                                 1,476,450
     24,800   Synovus Financial Corporation                          604,500
     67,179   U.S. Bancorp                                         2,384,854
     12,600   Union Planters Corporation                             570,938
     19,035   Wachovia Corporation                                 1,664,373
     54,964   Washington Mutual, Inc.                              2,098,938
                                                                ------------
                                                                  66,102,571
                                                                ------------
      Broadcasting -- 0.7%
     65,500   CBS Corporation                                      2,145,125
     23,000   Clear Channel
                 Communications+                                   1,253,500
     56,300   MediaOne Group, Inc.                                 2,646,100
      4,900   Meredith Corporation                                   185,587
                                                                ------------
                                                                   6,230,312
                                                                ------------
      Building Materials -- 1.2%
      5,500   Centex Corporation                                     247,844
      6,375   Crane Company                                          192,445
      3,100   Fleetwood Enterprises                                  107,725
    144,946   Home Depot, Inc.                                     8,868,883
      3,700   Kaufman & Broad Home
                 Corporation                                         106,375
     31,500   Masco Corporation                                      905,625
     11,433   Pall Corporation                                       289,398
      3,800   Pulte Corporation                                      105,688
                                                                ------------
                                                                  10,823,983
                                                                ------------
      Business Equipment and Supplies -- 2.3%
     10,800   Avery Dennison Corporation                             486,675
     12,500   Ikon Office Solutions                                  107,031
     86,500   International Business Machines
                 Corporation                                      15,980,875
     25,300   Pitney Bowes, Inc.                                   1,671,381
     30,400   Xerox Corporation                                    3,587,200
                                                                ------------
                                                                  21,833,162
                                                                ------------
      Business Services -- 0.4%
     79,113   Cendant Corporation+                                 1,508,092
      7,400   Deluxe Corporation                                     270,563
     14,840   IMS Health, Inc.                                     1,119,492
      8,200   Moore Corporation Ltd.                                  90,200
     15,100   Paychex, Inc.                                          776,706
                                                                ------------
                                                                   3,765,053
                                                                ------------
      Chemicals and Plastics -- 2.1%
     21,500   Air Products & Chemicals, Inc.                         860,000
     20,650   Dow Chemical Company                                 1,877,859
    104,400   dupont (E.I.) de Nemours &
                 Company                                           5,539,725
      7,375   Eastman Chemical Company                               330,031
     11,900   Ecolab, Inc.                                           430,631
     13,350   Engelhard Corporation                                  260,325
      3,100   FMC Corporation+                                       173,600
      5,400   Great Lakes Chemical
                 Corporation                                         216,000
      9,300   Hercules, Inc.                                         254,588
      4,400   Kerr-McGee Corporation                                 168,300
      6,700   Mallinckrodt Group, Inc.                               206,444
     37,200   Minnesota Mining &
                 Manufacturing Company                             2,645,850
     58,100   Monsanto Company                                     2,759,750
     11,200   Morton International, Inc.                             274,400
      6,100   Nalco Chemical Company                                 189,100
     14,600   Praxair, Inc.                                          514,650
      7,700   Raychem Corporation                                    248,806
     17,600   Rockwell International
                 Corporation                                         854,700
     15,400   Rohm & Haas Company                                    463,925
      9,312   Sigma-Aldrich Corporation                              273,540
      6,400   Union Camp Corporation                                 432,000
     12,500   Union Carbide Corporation                              531,250
      6,800   W R Grace & Company+                                   106,675
                                                                ------------
                                                                  19,612,149
                                                                ------------
      Coal -- 0.1%
     20,200   CSX Corporation                                        838,300
      2,100   Eastern Enterprises                                     91,875
      7,200   Fluor Corporation                                      306,450
                                                                ------------
                                                                   1,236,625
                                                                ------------
      Communication Equipment -- 1.2%
     15,200   Cabletron Systems, Inc.+                               127,300
     89,500   GTE Corporation                                      5,817,500
      7,200   Harris Corporation                                     263,700
     55,600   Motorola, Inc.                                       3,395,075
     15,400   National Semiconductor
                 Corporation+                                        207,900
      7,300   Scientific-Atlanta, Inc.                               166,531
     17,900   Tellabs, Inc.+                                       1,227,269
                                                                ------------
                                                                  11,205,275
                                                                ------------
      Computer Hardware, Software or Services -- 10.5%
     33,200   3COM Corporation+                                    1,487,775
      6,300   Adobe Systems, Inc.                                    294,525
     13,300   Advanced Micro Devices, Inc.+                          384,869
     32,500   America Online, Inc.                                 5,200,325
     17,553   AMP, Inc.                                              913,853
     12,400   Apple Computer, Inc.+                                  507,625
      4,200   Autodesk, Inc.                                         179,288
     28,000   Automatic Data Processing, Inc.                      2,245,250
     20,000   BMC Software, Inc.+                                    891,250
      6,800   Ceridian Corporation+                                  474,725
    146,425   CISCO Systems, Inc.+                                13,590,070
    157,623   Compaq Computer Corporation                          6,610,315
     49,875   Computer Associates
                 International, Inc.                               2,125,922
     14,600   Computer Sciences Corporation                          940,787
     12,900   Compuware Corporation+                               1,007,941
      4,600   Data General Corporation+                               75,613
    118,100   Dell Computer Corporation+                           8,643,444
     45,700   Electronic Data Systems
                 Corporation                                       2,296,425
     14,400   Gateway 2000, Inc.+                                    737,100
     96,200   Hewlett Packard Company                              6,571,662
     11,600   Honeywell, Inc.                                        873,625
    231,200   Microsoft Corporation+                              32,064,550
     32,600   Novell, Inc.+                                          590,875
     90,150   Oracle Systems Corporation+                          3,887,719
     25,200   Parametric Technology
                 Corporation+                                        409,500
     21,600   Peoplesoft, Inc.+                                      409,050
     22,700   Seagate Technologies, Inc.+                            686,675
     17,400   Silicon Graphics, Inc.+                                224,025
     35,300   Sun Microsystems, Inc.+                              3,022,562
     23,700   Unisys Corporation+                                    816,169
                                                                ------------
                                                                  98,163,514
                                                                ------------
      Computer -- Semiconductors -- 2.7%
     34,300   Applied Materials+                                   1,464,181
     46,500   EMC Corporation+                                     3,952,500
    154,600   Intel Corporation                                   18,329,763
     13,000   LSI Logic Corporation+                                 209,625
     19,600   Micron Technology, Inc.+                               991,025
                                                                ------------
                                                                  24,947,094
                                                                ------------
      Consumer Non-Durables -- 3.7%
     21,400   Corning, Inc.                                          963,000
    303,800   General Electric Company                            31,006,588
      8,800   Grainger (W.W.), Inc.                                  366,300
     32,700   Lowe's Companies, Inc.                               1,673,831
     15,000   Newell Company                                         618,750
                                                                ------------
                                                                  34,628,469
                                                                ------------
      Consumer Services -- 0.1%
      9,300   Block (H & R), Inc.                                    418,500
     23,700   Service Corporation
                 International                                       902,081
                                                                ------------
                                                                   1,320,581
                                                                ------------
      Consumer Staples -- 0.1%
     22,400   Pioneer Hi-Bred International,
                 Inc.                                                604,800
                                                                ------------
      Containers -- 0.1%
      2,800   Ball Corporation                                       128,100
     11,500   Crown Cork & Seal Company,
                 Inc.                                                354,344
     14,300   Owens-Illinois, Inc.+                                  437,938
      7,669   Sealed Air Corporation+                                391,598
                                                                ------------
                                                                   1,311,980
                                                                ------------
      Cosmetics -- Toiletry -- 0.1%
      5,100   Alberto-Culver Company, Class B                        136,106
     24,400   Avon Products, Inc.                                  1,079,700
                                                                ------------
                                                                   1,215,806
                                                                ------------
      Diversified -- 1.7%
      2,600   Aeroquip-Vickers, Inc.                                  77,838
     51,900   Allied Signal Corporation                            2,299,819
     15,900   Fortune Brands, Inc.                                   502,838
     10,600   Loews Corporation                                    1,041,450
     31,200   Raytheon Company, Class B                            1,661,400
     15,100   Textron, Inc.                                        1,146,656
     14,700   Thermo Electron Corporation+                           248,981
     59,731   Tyco International Ltd.                              4,505,957
     59,400   Unilever NV                                          4,926,487
                                                                ------------
                                                                  16,411,426
                                                                ------------
      Electrical Equipment -- 0.4%
      9,600   Cooper Industries, Inc.                                457,800
      3,600   Foster Wheeler Corporation                              47,475
      4,650   Tektronix, Inc.                                        139,791
     36,200   Texas Instruments, Inc.                              3,097,362
      5,200   Thomas & Betts Corporation                             225,225
                                                                ------------
                                                                   3,967,653
                                                                ------------
      Electronics -- 0.5%
      6,600   Eaton Corporation                                      466,537
      4,000   EG & G, Inc.                                           111,250
     40,800   Emerson Electric Company                             2,468,400
      8,100   KLA-Tencor Corporation+                                351,338
     11,100   Solectron Corporation+                               1,031,606
      9,200   Tandy Corporation                                      378,925
                                                                ------------
                                                                   4,808,056
                                                                ------------
      Energy and Resources -- 0.1%
     16,365   Burlington Resources, Inc.                             586,071
     22,178   Sempra Energy                                          562,767
                                                                ------------
                                                                   1,148,838
                                                                ------------
      Entertainment -- 1.6%
      8,900   Brunswick Corporation                                  220,275
    189,908   Disney (Walt) Company                                5,697,240
      6,500   Harcourt General Corporation                           345,719
     11,900   Hasbro, Inc.                                           429,888
      6,700   King World Productions, Inc.+                          197,231
     26,711   Mattel, Inc.                                           609,345
    113,800   Time Warner, Inc.                                    7,062,712
                                                                ------------
                                                                  14,562,410
                                                                ------------
      Financial Services -- 5.1%
     41,900   American Express Company                             4,284,275
     23,328   American General Corporation                         1,819,584
     66,950   Associates First Capital
                 Corporation                                       2,837,006
      5,900   Capital One Financial
                 Corporation                                         678,500
    210,612   Citigroup, Inc.                                     10,425,294
     10,200   Countrywide Credit Industries                          511,912
      8,600   Dow Jones & Company, Inc.                              413,875
     13,600   Equifax, Inc.                                          464,950
     96,100   Fannie Mae                                           7,111,400
     62,900   Federal Home Loan Mortgage
                 Corporation                                       4,053,119
     40,992   First Data Corporation                               1,298,934
     44,806   Household International, Inc.                        1,775,438
     10,700   Lehman Brothers Holdings, Inc.                         471,469
     32,900   Merrill Lynch & Company, Inc.                        2,196,075
     20,500   Regions Financial Corporation                          826,406
     37,150   Schwab (Charles) Corporation                         2,087,366
     15,300   SLM Holding Corporation                                734,400
      5,200   Temple-Inland, Inc.                                    308,425
    149,960   Wells Fargo & Company                                5,989,027
                                                                ------------
                                                                  48,287,455
                                                                ------------
      Food and Beverages -- 5.9%
     22,800   Albertson's, Inc.                                    1,452,075
     44,300   Anheuser-Busch Companies, Inc.                       2,907,187
     26,500   Bestfoods                                            1,411,125
     41,500   Campbell Soup Company                                2,282,500
    228,600   Coca-Cola Company                                   15,287,625
     36,700   Coca-Cola Enterprises, Inc.                          1,312,025
     45,350   ConAgra, Inc.                                        1,428,525
      3,400   Coors (Adolph) Company, Class B                        191,888
     33,600   Heinz (H.J.) Company                                 1,902,600
     13,200   Hershey Foods Corporation                              820,875
     37,600   Kellogg Company                                      1,283,100
    136,000   PepsiCo, Inc.                                        5,567,500
    225,700   Philip Morris Cos. Inc.                             12,074,950
     12,600   Quaker Oats Company                                    749,700
     28,900   Ralston-Purina Company                                 935,637
     84,400   Sara Lee Corporation                                 2,379,025
     36,500   Seagram Company Ltd.                                 1,387,000
     17,100   UST, Inc.                                              596,363
     10,800   Wrigley (Wm) Jr. Company                               967,275
                                                                ------------
                                                                  54,936,975
                                                                ------------
      Food Distribution -- 0.6%
     55,004   Archer-Daniels-Midland
                 Company                                             945,381
     14,200   General Mills, Inc.                                  1,104,050
      3,300   Great Atlantic & Pacific Tea
                 Company, Inc.                                        97,763
     23,600   Kroger Company+                                      1,427,800
     11,200   Supervalu, Inc.                                        313,600
     31,000   Sysco Corporation                                      850,562
     13,700   Winn Dixie Stores, Inc.                                614,788
                                                                ------------
                                                                   5,353,944
                                                                ------------
      Glass Products -- 0.1%
      5,000   Owens Corning Fiberglass
                 Corporation                                         177,188
     16,300   PPG Industries, Inc.                                   949,475
                                                                ------------
                                                                   1,126,663
                                                                ------------
      Health Care Facilities -- 0.3%
     59,877   Columbia/HCA Healthcare
                 Corporation                                       1,481,956
     10,250   HCR Manor Care, Inc.+                                  301,094
     15,400   Humana, Inc.+                                          274,312
     28,700   Tenet Healthcare Corporation+                          753,375
                                                                ------------
                                                                   2,810,737
                                                                ------------
      Health Care Products -- 4.3%
    140,700   Abbott Laboratories                                  6,894,300
      6,000   Allergan, Inc.                                         388,500
      5,200   Bausch & Lomb, Inc.                                    312,000
     22,900   Becton, Dickinson & Company                            977,544
    110,400   Merck & Co., Inc.                                   16,304,700
    120,300   Pfizer, Inc.                                        15,090,131
                                                                ------------
                                                                  39,967,175
                                                                ------------
      Holding Companies -- 0.2%
     12,900   Providian, LLC                                         967,500
     21,400   Public Service Enterprise                              856,000
                                                                ------------
                                                                   1,823,500
                                                                ------------
      Home Appliances -- 0.3%
      8,500   Black & Decker Corporation                             476,531
     23,000   Illinois Tool Works, Inc.                            1,334,000
      8,400   Maytag Corporation                                     522,900
      5,450   Snap-On, Inc.                                          189,728
      8,200   Stanley Works                                          227,550
      7,000   Whirlpool Corporation                                  387,625
                                                                ------------
                                                                   3,138,334
                                                                ------------
      Home Furnishings and Housewares -- 0.8%
    122,200   American Home Products
                 Corporation                                       6,881,387
      3,600   Armstrong World                                        217,125
     13,800   Rubbermaid, Inc.                                       433,837
      1,800   Springs Industries, Inc.                                74,588
      5,400   Tupperware Corporation                                  88,763
                                                                ------------
                                                                   7,695,700
                                                                ------------
      Hotels and Restaurants -- 0.8%
     12,700   Darden Restaurants, Inc.                               228,600
      9,400   Harrah's Entertainment
                 Corporation+                                        147,463
     24,200   Hilton Hotels Corporation                              462,825
     23,200   Marriott International, Inc.                           672,800
     62,700   McDonald's Corporation                               4,804,387
     16,600   Mirage Resorts, Inc.+                                  247,963
     14,040   Tricon Global Restaurants, Inc.+                       703,755
     11,700   Wendy's International, Inc.                            255,206
                                                                ------------
                                                                   7,522,999
                                                                ------------
      Insurance -- 3.2%
     13,314   Aetna Life & Casualty Company                        1,046,813
     76,120   Allstate Corporation                                 2,940,135
     97,371   American International
                 Group, Inc.                                       9,408,473
     15,550   AON Corporation                                        861,081
     15,300   Chubb Corporation                                      992,588
     19,100   CIGNA Corporation                                    1,476,669
     15,400   Cincinnati Financial Corporation                       564,025
     29,198   Conseco, Inc.                                          892,364
     21,500   Hartford Financial Services
                 Group, Inc.                                       1,179,812
      9,750   Jefferson-Pilot Corporation                            731,250
      9,300   Lincoln National Corporation                           760,856
     23,900   Marsh & McLennan Companies,
                 Inc.                                              1,396,656
      9,100   MBIA, Inc.                                             596,619
     10,300   MGIC Investment Corporation                            410,069
      6,700   Progressive Corporation                              1,134,812
     12,500   Provident Cos. Inc.                                    518,750
     13,000   SAFECO Corporation                                     558,188
     21,758   St. Paul Companies, Inc.                               756,091
     20,100   SunAmerica, Inc.                                     1,630,612
     12,900   Torchmark, Inc.                                        455,531
      5,800   Transamerica Corporation                               669,900
     17,300   United Healthcare Corporation                          744,981
     12,700   UNUM Corporation                                       741,363
                                                                ------------
                                                                  30,467,638
                                                                ------------
      Investment Companies -- 0.1%
     10,500   Bear Stearns Companies, Inc.                           392,438
     23,300   Franklin Resources, Inc.                               745,600
                                                                ------------
                                                                   1,138,038
                                                                ------------
      Machinery and Heavy Equipment -- 0.4%
     33,300   Caterpillar, Inc.                                    1,531,800
     22,100   Deere & Company                                        732,062
     20,600   Dover Corporation                                      754,475
     15,250   Ingersoll-Rand Company                                 715,797
      9,950   Parker-Hannifin Corporation                            325,863
                                                                ------------
                                                                   4,059,997
                                                                ------------
      Manufacturing -- 0.6%
     20,950   Alcan Aluminum Ltd.                                    566,959
     17,078   Aluminum Company of America                          1,273,379
     36,400   Boston Scientific Corporation+                         975,975
      2,200   Briggs & Stratton Corporation                          109,725
      6,300   Brown-Forman Corporation,
                 Class B                                             476,831
      6,900   Case Corporation                                       150,506
     12,400   Danaher Corporation                                    673,475
      3,500   Milacron, Inc.                                          67,375
      7,040   PACCAR, Inc.                                           289,520
      6,400   Reynolds Metals Company                                337,200
     15,900   Sherwin-Williams Company                               467,063
                                                                ------------
                                                                   5,388,008
                                                                ------------
      Medical Instruments, Services,
          and Supplies -- 2.3%
      5,200   Bard (C.R.), Inc.                                      257,400
     26,500   Baxter International, Inc.                           1,704,281
     10,400   Biomet, Inc.                                           418,600
     18,600   Cardinal Health, Inc.                                1,411,275
     13,900   Guidant Corporation                                  1,532,475
     43,100   HBO & Company                                        1,236,431
     39,189   HEALTHSOUTH Corporation+                               604,980
    124,700   Johnson & Johnson Company                           10,459,213
     45,500   Medtronic, Inc.                                      3,378,375
      2,400   Shared Medical Systems
                 Corporation                                         119,700
      7,750   St. Jude Medical, Inc.+                                214,578
                                                                ------------
                                                                  21,337,308
                                                                ------------
      Metals and Mining -- 0.3%
     18,127   Allegheny Teldyne, Inc.                                370,471
      3,600   ASARCO, Inc.                                            54,225
     34,600   Barrick Gold Corporation                               674,700
     21,200   Battle Mountain Gold Company                            87,450
      8,600   Cyprus Amax Minerals Company                            86,000
     15,300   Freeport McMoRan Copper &
                 Gold, Class B                                       159,694
     22,200   Homestake Mining Company                               203,962
     15,300   Inco Ltd.                                              161,606
        900   NACCO Industries Inc., Class A                          82,800
     15,455   Newmont Mining Corporation                             279,156
      5,400   Phelps Dodge Corporation                               274,725
     23,000   Placer Dome, Inc.                                      264,500
                                                                ------------
                                                                   2,699,289
                                                                ------------
      Natural Gas -- 0.3%
      7,700   Columbia Gas System, Inc.                              444,675
      8,900   Consolidated Natural Gas
                 Company                                             480,600
     30,665   Enron Corporation                                    1,749,822
      4,200   NICOR, Inc.                                            177,450
      2,700   ONOEK, Inc.                                             97,538
     10,200   Sonat, Inc.                                            276,037
                                                                ------------
                                                                   3,226,122
                                                                ------------
      News and Publishing -- 0.7%
     26,100   Gannett Company, Inc.                                1,683,450
     50,194   Kimberly-Clark Corporation                           2,735,573
      7,300   Knight-Ridder, Inc.                                    373,212
     16,900   New York Times Company, Class A                        586,219
      7,400   Times Mirror Company (New),
                 Class A                                             414,400
     11,000   Tribune Company                                        726,000
                                                                ------------
                                                                   6,518,854
                                                                ------------
      Oil -- 5.4%
      8,400   Amerada Hess Corporation                               417,900
      8,900   Apache Corporation                                     225,281
      7,000   Ashland, Inc.                                          338,625
     29,800   Atlantic Richfield Company                           1,944,450
     30,320   Baker Hughes, Inc.                                     536,285
     60,500   Chevron Corporation                                  5,017,719
     19,600   Coastal Corporation                                    684,775
    225,400   Exxon Corporation                                   16,482,375
     40,800   Halliburton Company                                  1,208,700
     10,100   Louisiana Land & Exploration
                 Company                                             184,956
      5,400   McDermott International, Inc.                          133,313
     72,300   Mobil Corporation                                    6,299,137
     32,300   Occidental Petroleum Corporation                       545,063
      9,800   Oryx Energy Company+                                   131,688
     23,800   Phillips Petroleum Company                           1,014,475
    198,800   Royal Dutch Petroleum Company                        9,517,550
      8,700   Sunoco, Inc.                                           313,744
     15,600   Tenneco, Inc.                                          531,375
     49,600   Texaco, Inc.                                         2,622,600
     22,800   Union Pacific Corporation                            1,027,425
     23,255   Union Pacific Resources Group                          210,748
     22,200   Unocal Corporation                                     647,962
     28,500   USX-Marathon Group                                     858,562
                                                                ------------
                                                                  50,894,708
                                                                ------------
      Oil Equipment and Services -- 0.3%
      4,700   Helmerich & Payne, Inc.                                 91,062
     50,630   Schlumberger Ltd.                                    2,335,309
                                                                ------------
                                                                   2,426,371
                                                                ------------
      Paper and Forest Products -- 0.5%
      4,900   Bemis Company, Inc.                                    185,894
      5,200   Boise Cascade Corporation                              161,200
      8,700   Champion International
                 Corporation                                         352,350
     20,325   Fort James Corporation                                 813,000
      8,600   Georgia-Pacific Corporation                            503,637
      4,300   Harnischfeger Industries, Inc.                          43,806
     28,519   International Paper Company                          1,278,008
      9,600   Mead Corporation                                       281,400
      2,700   Potlatch Corporation                                    99,563
     18,350   Weyerhaeuser Company                                   932,409
     10,300   Willamette Industries, Inc.                            345,050
                                                                ------------
                                                                   4,996,317
                                                                ------------
      Personal Items -- 2.7%
     27,100   Colgate-Palmolive Company                            2,516,913
    102,820   Gillette Company                                     4,967,491
      9,900   International Flavors &
                 Fragrances, Inc.                                    437,456
      3,400   Jostens, Inc.                                           89,038
    123,000   Procter & Gamble Company                            11,231,437
     76,200   Warner-Lambert Company                               5,729,287
                                                                ------------
                                                                  24,971,622
                                                                ------------
      Petroleum Refining -- 0.2%
     11,100   Anadarko Petroleum
                 Corporation                                         342,712
      7,800   Rowan Companies+                                        78,000
     39,700   Williams Companies, Inc.                             1,238,144
                                                                ------------
                                                                   1,658,856
                                                                ------------
      Pharmaceuticals -- 3.4%
      8,100   ALZA Corporation                                       423,225
     92,120   Bristol-Myers Squibb Company                        12,326,807
    102,000   Lilly (Eli) & Company                                9,065,250
     47,120   Pharmacia & Upjohn, Inc.                             2,668,170
    136,300   Schering-Plough Corporation                          7,530,575
                                                                ------------
                                                                  32,014,027
                                                                ------------
      Photographic Equipment and Supplies -- 0.2%
     30,000   Eastman Kodak Company                                2,160,000
      3,950   Polaroid Corporation                                    73,816
                                                                ------------
                                                                   2,233,816
                                                                ------------
      Printing and Publishing -- 0.3%
      6,500   American Greetings Corporation,
                 Class A                                             266,906
     12,600   Donnelley (R.R.) & Sons Company                        552,038
     15,740   Dun & Bradstreet Corporation                           496,794
      9,200   McGraw-Hill, Inc.                                      937,250
      9,150   Westvaco Corporation                                   245,334
                                                                ------------
                                                                   2,498,322
                                                                ------------
      Railroads -- 0.1%
     35,200   Norfolk Southern Corporation                         1,115,400
                                                                ------------
      Recreation -- 0.3%
     55,200   Carnival Corporation, Class A                        2,649,600
                                                                ------------
      Research and Development -- 0.3%
     23,400   Amgen, Inc.+                                         2,446,762
                                                                ------------
      Retail -- Store -- 4.9%
     25,500   American Stores Company                                941,906
      9,200   Circuit City Stores-- Circuit City
                 Group                                               459,425
     10,080   Consolidated Stores Corporation+                       203,490
     19,917   Costco Companies, Inc.+                              1,437,758
     36,182   CVS Corporation                                      1,990,010
     40,800   Dayton Hudson Corporation                            2,213,400
     10,200   Dillard's, Inc.                                        289,425
     17,000   Dollar General Corporation                             401,625
     19,400   Federated Department Stores+                           845,113
     53,925   Gap, Inc.                                            3,033,281
     45,700   K-mart Corporation+                                    699,781
     14,600   Kohls Corporation+                                     896,988
     20,964   Limited, Inc.                                          610,577
      3,400   Long's Drug Stores Company                             127,500
     21,700   May Department Stores Company                        1,310,137
     14,200   Meyer Fred, Inc.+                                      855,550
     13,600   Nordstrom, Inc.                                        471,750
     23,300   Penney (J.C.) Company, Inc.                          1,092,188
     23,800   Rite Aid Corporation                                 1,179,587
      3,200   Russell Corporation                                     65,000
     45,100   Safeway, Inc.+                                       2,748,281
     35,900   Sears, Roebuck & Company                             1,525,750
     28,900   Staples, Inc.+                                       1,262,569
     29,900   TJX Companies, Inc.                                    867,100
     24,250   Toys R Us, Inc.+                                       409,219
    208,900   Wal-Mart Stores, Inc.                               17,012,294
     46,200   Walgreen Company                                     2,705,587
                                                                ------------
                                                                  45,655,291
                                                                ------------
      Savings and Loan Associations -- 0.1%
      5,300   Golden West Financial
                 Corporation                                         485,944
                                                                ------------
      Soaps and Detergents -- 0.1%
      9,600   Clorox Company                                       1,121,400
                                                                ------------
      Steel -- 0.1%
     11,900   Bethlehem Steel Corporation+                            99,663
      7,900   Nucor Corporation                                      341,675
      5,700   Timken Company                                         107,588
      8,140   USX-U.S. Steel Group, Inc.                             187,220
      8,725   Worthington Industries, Inc.                           109,062
                                                                ------------
                                                                     845,208
                                                                ------------
      Technology -- 0.8%
    102,300   Ameritech Corporation                                6,483,262
      9,600   ITT Industries                                         381,600
      4,000   Millipore Corporation                                  113,750
      4,600   Perkin-Elmer Corporation                               448,788
                                                                ------------
                                                                   7,427,400
                                                                ------------
      Telecommunications -- 9.7%
     53,000   AirTouch Communications, Inc.                        3,822,625
     25,466   ALLTEL Corporation                                   1,523,185
      7,737   Andrew Corporation+                                    127,661
     20,150   Ascend Communications, Inc.+                         1,324,863
    167,506   AT&T Corporation                                    12,604,826
    143,962   Bell Atlantic Corporation                            7,629,986
    181,400   BellSouth Corporation                                9,047,325
     34,200   Comcast Corporation Special,
                 Class A (non-voting)                              2,007,113
     15,800   Frontier Corporation                                   537,200
     15,500   General Instrument Corporation+                        526,031
    121,874   Lucent Technologies, Inc.                           13,406,140
    170,007   MCI Worldcom, Inc.+                                 12,198,002
     26,700   NEXTEL Communications, Inc.+                           630,788
     60,500   Northern Telecommunications
                 Ltd.                                              3,032,562
    181,400   SBC Communications                                   9,727,575
     39,900   Sprint Corporation                                   3,356,587
     38,550   Sprint PCS+                                            891,469
     49,886   Tele-Communications Inc.,
                 Class A+                                          2,759,319
     46,558   US West, Inc.                                        3,008,811
     32,400   Viacom Inc., Class B+                                2,397,600
                                                                ------------
                                                                  90,559,668
                                                                ------------
      Tire and Rubber -- 0.1%
      7,000   Cooper Tire & Rubber
                 Company                                             143,063
      6,900   Goodrich (B.F.) Company                                247,537
     14,500   Goodyear Tire & Rubber
                 Company                                             731,344
                                                                ------------
                                                                   1,121,944
                                                                ------------
      Tobacco -- 0.1%
     30,100   RJR Nabisco Holdings
                 Corporation                                         893,594
                                                                ------------
      Transportation -- 0.3%
     43,489   Burlington Northern Santa Fe                         1,467,754
     13,580   FDX Corporation+                                     1,208,620
      6,700   Ryder System, Inc.                                     174,200
                                                                ------------
                                                                   2,850,574
                                                                ------------
      Utilities -- 2.3%
     16,700   AES Corporation+                                       791,163
     12,600   Ameren Corporation                                     537,863
     17,600   American Electric Power Company,
                 Inc.                                                828,300
     13,750   Baltimore Gas & Electric Company                       424,531
     13,900   Carolina Power & Light Company                         654,169
     19,600   Central & Southwest Corporation                        537,775
     14,634   Cinergy Corporation                                    503,044
     21,600   Consolidated Edison Company                          1,142,100
     18,100   Dominion Resources, Inc.                               846,175
     13,400   DTE Energy Company                                     574,525
     33,570   Duke Energy Company                                  2,150,578
     32,700   Edison International                                   911,512
     22,700   Entergy Corporation                                    706,537
     21,827   FirstEnergy Corporation                                710,742
     16,700   FPL Group, Inc.                                      1,029,137
     11,800   GPU, Inc.                                              521,413
     26,795   Houston Industries, Inc.                               860,789
      3,800   National Service Industries, Inc.                      144,400
     10,600   New Century Energies, Inc.                             516,750
     17,300   Niagara Mohawk Power
                 Corporation+                                        278,963
     14,000   Northern States Power Company                          388,500
     27,600   PacifiCorp                                             581,325
     20,800   PECO Energy Company                                    865,800
      3,300   People's Energy Corporation                            131,588
     35,500   PG & E Corporation                                   1,118,250
     13,800   PP & L Resources, Inc.                                 384,675
     64,600   Southern Company                                     1,877,437
     26,215   Texas Utilities Company                              1,223,913
     20,000   Unicom Corporation                                     771,250
                                                                ------------
                                                                  22,013,204
                                                                ------------
      Waste Management -- 0.3%
     16,100   Browning-Ferris Industries, Inc.                       457,844
     30,600   Laidlaw Inc., Class B (non-voting)                     307,912
     53,253   Waste Management, Inc.                               2,482,921
                                                                ------------
                                                                   3,248,677
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $603,280,305)                                            924,291,271
                                                                ------------
U.S. TREASURY BILLS -- 0.3%
    (Cost $2,979,126)
  3,000,000   1.83%++ due 03/04/1999**                             2,979,127
                                                                ------------
Principal
Amount
---------

REPURCHASE AGREEMENT -- 1.7%
    (Cost  $15,765,000)
      $15,765,000    Agreement with State Street
                           Bank and Trust Company,
                           4.850% dated 12/31/1998,
                           to be repurchased at
                           $15,773,496 on 01/04/1999,
                           collateralized by $13,155,000
                           U.S. Treasury Bond, 7.250%
                           maturing 05/15/2016
                           (value $16,081,909)                    15,765,000
                                                                ------------
TOTAL INVESTMENTS
    (Cost $622,024,431*)                     100.5%              943,035,398
OTHER ASSETS AND
    LIABILITIES (Net)                         (0.5)              (4,554,428)
                                              ----              ------------
NET ASSETS                                   100.0%             $938,480,970
                                              ====              ============

  * Aggregate cost for Federal tax purposes.
 ** Securities pledged as collateral for futures contracts.
  + Non-income producing security.
 ++ Rate represents annualized yield at date of purchase.

Number of                                                         Unrealized
Contracts                                                       Appreciation
-------                                                         ------------
FUTURES CONTRACTS -- LONG POSITION
      55      S&P 500 Index March 1999                              $656,123
                                                                    ========


                     See Notes to Financial Statements.

Munder International Equity Fund
  Portfolio of Investments, December 31, 1998 (Unaudited)
Shares                                                             Value
------                                                             -----

COMMON STOCKS -- 98.0%
      Argentina -- 0.6%
        1,100  Alpargatas S.A.I.C., ADR+                             $ 1,398
          400  APCO Argentina Inc., ADR                                7,900
        2,681  Banco de Galicia Bueno, ADR                            47,253
        1,656  Banco Frances del Rio de la Plata,
                  SA, ADR                                             34,362
        3,000  Banco Rio de La Plata SA                               39,000
        1,800  Buenos Aires Embotelladora SA,
                  ADR+                                                 2,475
       10,100  Corporacion Mapfre, ADR                                75,615
          509  IRSA Inversiones Y
                  Representaciones SA, GDR                            14,154
        2,220  Metrogas SA, ADR                                       18,315
       13,865  Perez Companc SA, ADR                                 117,404
        4,000  Quilmes Industrial SA, ADR                             37,250
        7,100  Telecom Argentina SA, ADR                             195,250
        8,500  Telefonica de Argentina, ADR                          237,469
        2,800  Transportadora de Gas del Sur
                  SA, ADR                                             28,350
       14,600  Y.P.F. Sociedad Anonima, ADR                          407,887
                                                                ------------
                                                                   1,264,082
                                                                ------------
      Australia -- 2.6%
        6,450  Amcor Ltd.                                            108,037
        2,100  Ashton Mining Ltd., ADR                                 5,276
        9,850  Australia & New Zealand Bank,
                  ADR                                                320,125
        7,100  Australian National Industries,
                  ADR                                                 20,013
        5,200  Boral Ltd., ADR                                        60,450
       35,640  Broken Hill Proprietary Ltd., ADR                     512,325
        2,800  Burns, Philip & Company Ltd.,
                  ADR+                                                 1,338
        7,000  Coca-Cola Amatil Ltd., ADR                             52,160
        5,500  Coles Myer Ltd., ADR                                  228,594
          900  Cortecs International Ltd., ADR+                          759
        8,500  CSR Ltd., ADR                                          83,130
        5,000  E-mail Partners Ltd., ADR                              14,284
          500  FAI Insurances Ltd., ADR                                4,188
        1,200  FH Faulding & Company, ADR                             22,648
       10,900  Goodman Fielder Ltd., ADR                              44,084
        9,050  Great Central Mines Ltd., ADR                          19,231
        6,900  James Hardie Industries, ADR                           28,194
        4,700  Kidston Gold Mines Ltd.,
                  ADR+                                                 2,880
          800  Lihir Gold Ltd., ADR+                                  17,700
       46,700  M.I.M. Holdings Ltd., ADR                              41,208
        2,400  Mayne Nickless Ltd., ADR                               44,488
       11,400  National Australia Bank Ltd.,
                  ADR                                                848,587
       26,300  News Corporation Ltd., ADR                            695,306
        6,139  Normandy Mining Ltd.                                   56,804
        4,900  North Ltd., ADR                                        39,935
        1,300  Orbital Engineering Ltd., ADR+                          3,738
        9,600  Pacific Dunlop Olympic Ltd.,
                  ADR                                                 58,800
        1,700  Petsec Energy Ltd., ADR+                                2,869
       32,100  Pioneer International Ltd., ADR                        67,863
        5,370  Rio Tinto Ltd., ADR                                   254,762
        5,100  Santos Ltd., ADR                                       54,825
          700  Simsmetal Ltd., ADR                                     8,401
          600  Sons of Gwalia, ADR                                     8,530
        4,300  Southcorp Holdings Ltd., ADR                           68,575
        8,000  St. George Bank Ltd., ADR                              50,542
        8,900  Telstra Corporation Ltd.+                             832,245
       13,500  Westpac Banking Ltd., ADR                             450,562
       10,100  WMC Ltd., ADR                                         121,200
       27,700  Woodside Petroleum Ltd.                               123,911
                                                                ------------
                                                                   5,378,567
                                                                ------------
      Austria -- 0.2%
        7,800  Bank Austria Aktiengeselschaft,
                  ADR                                                 79,301
        2,240  EVN-Energie Versorgung
                  Niederoesterreich AG, ADR                           63,429
        9,800  OMV AG, ADR                                           184,724
        1,000  Wolford AG, ADR                                        11,702
                                                                ------------
                                                                     339,156
                                                                ------------
      Belgium -- 0.2%
        8,450  Petrofina SA, ADR                                     384,980
        1,200  Xeikon N.V., ADR+                                      28,200
                                                                ------------
                                                                     413,180
                                                                ------------
      Bermuda -- 0.2%
        3,900  Exel, Ltd., ADR                                       292,500
          400  Frontline Ltd., ADR+                                    1,994
          600  LaSalle Re Holdings Ltd., ADR                          13,050
        2,000  Partner Re Ltd., ADR                                   91,500
                                                                ------------
                                                                     399,044
                                                                ------------
      Brazil -- 0.6%
        5,425  Aracruz Celulose SA, ADR                               43,400
        5,996  Cemig-Companhia Energetica
                  de Minas, ADR                                      114,134
        1,100  Centrais Eletricas Brasileiras SA,
                  ADR                                                  9,468
        3,410  Centrais Geradoras do Suldo
                  Brasil SA, ADR+                                     20,460
        5,000  Companhia Cervejaria Brahma,
                  ADR                                                 42,500
        2,700  Companhia Siderurgica Nacional,
                  ADR                                                 60,750
        1,800  Continental AG, ADR                                    49,682
        1,300  Copene Petroquimica, ADR                                7,423
       11,200  Embratel Participacoes SA, ADR+                       156,100
        2,600  Panamerican Beverages Inc., ADR,
                  Class A                                             56,712
        1,120  Tele Celular Sul Participacoes SA                      19,530
        3,733  Tele Centro Oeste Celular
                  Participacoes SA, ADR+                              10,966
        2,240  Tele Centro Sul Participacoes SA,
                  ADR+                                                93,660
          224  Tele Leste Celular Participacoes SA,
                  ADR                                                  6,356
          560  Tele Nordeste Celular Participacoes
                  SA, ADR                                             10,360
          224  Tele Norte Celular Participacoes SA,
                  ADR                                                  5,054
       11,200  Tele Norte Leste Participacoes SA,
                  ADR+                                               139,300
        2,240  Tele Sudeste Celular Participacoes SA,
                  ADR                                                 46,340
       11,200  Telecomunicacoes Brasileiras SA                         1,225
          560  Telemig Celular Participacoes SA,
                  ADR+                                                11,900
        4,480  Telesp Celular Participacoes SA,
                  ADR+                                                78,400
       11,200  Telesp Participacoes SA, ADR                          247,800
                                                                ------------
                                                                   1,231,520
                                                                ------------
      Canada -- 2.7%
        4,200  Aber Resources Ltd.+                                    1,444
        3,200  Abitibi-Consolidated Inc., ADR                         29,800
        1,400  Agnico Eagle Mines Ltd., ADR                            5,775
        2,950  Alberta Energy Company Ltd.,
                  ADR                                                 63,425
          500  Alliance Atlantis Communications
                  Corp. Class B+                                       5,006
        9,550  Bank of Montreal, ADR                                 383,194
       23,000  BCE Inc., ADR                                         872,562
        2,600  BCE Mobile Communications,
                  Inc+                                                70,037
          800  Bell Canada International, Inc.+                        9,000
        3,700  BioChem Pharmaceuticals, Inc.                         105,912
        1,200  Biomira Inc., ADR+                                      3,713
        1,000  Biovail Corporation
                  International, ADR+                                 37,813
          948  Bowater Canada, Inc.                                   39,074
        4,600  Campbell Resource Inc., ADR+                            1,150
       15,900  Canadian Imperial Bank of
                  Commerce                                           392,531
        1,000  Canadian Marconi Company, ADR                          12,000
        5,100  Canadian Occidental Petroleum,
                  ADR                                                 53,231
       12,700  Canadian Pacific Ltd., ADR                            239,712
        1,600  Celestica, Inc.+                                       39,500
          600  Chieftain International, Inc., ADR+                     8,625
        1,100  Clearnet Communications Inc.,
                  ADR+                                                 8,938
           93  CliniChem Development, Inc.+                              448
        9,000  Cognos, Inc., ADR+                                    225,810
        3,300  Cominco, ADR                                           37,950
        2,000  Corel, ADR+                                             8,000
        2,300  Cott Corporation, ADR                                   8,122
          400  Decoma International, Inc                               3,350
        4,800  Domatar, Inc., ADR                                     28,200
          800  Dorel Industries, Inc.+                                12,900
          548  Dreco Energy Services Ltd.+                             6,095
       10,250  EdperBrascan Corporation,
                  Class A                                            142,859
        2,200  Enbridge, Inc.                                        101,062
        4,000  Encal Energy Ltd.+                                     13,750
          600  Fahnestock Viner Holdings, Inc.,
                  ADR                                                 10,500
        1,000  Four Seasons Hotels, Inc., ADR                         29,250
        2,500  Goldcorp Inc., Class A, ADR+                           14,375
        9,106  Gulf Canada Resources,  ADR                            26,749
        2,300  Hollinger, Inc., ADR                                   17,590
        6,900  Imperial Oil Ltd., ADR                                110,831
          800  Intertape Polymer Group Inc.,
                  ADR                                                 20,400
        1,400  Intrawest Corporation                                  23,625
        1,650  Ipsco, Inc., ADR                                       28,669
          300  Jetform Corporation, ADR+                               3,863
        8,315  Laidlaw, Inc., Class B                                 83,670
        1,600  Loewen Group Inc., ADR                                 13,500
        4,700  Macmillan Bloedel Ltd., ADR                            47,000
        2,200  Magna International, Class A,
                  ADR                                                136,400
        5,600  Methanex Corporation, ADR+                             28,350
        1,300  Microcell Telecommunications,
                  Inc.+                                                7,719
        4,000  Mitel Corporation, ADR+                                29,250
        6,200  Newbridge Network, ADR+                               188,325
        2,400  Newcourt Credit Group, Inc.                            83,850
        3,250  NOVA Corporation                                       42,453
        3,400  Numac Energy Inc., ADR+                                 7,650
        1,400  Philip Services Corporation+                              412
        1,700  Potash Corporation of
                  Saskatchewan, ADR                                  108,587
        2,600  Quebecor Inc., Class A, ADR                            55,793
        1,300  Rigel Energy Corporation, ADR+                          8,505
        1,900  Rio Algom Ltd., ADR                                    20,544
        3,400  Rogers Cantel Mobil
                  Communications, Class B, ADR+                       41,437
       11,400  Royal Bank of Canada                                  568,575
        2,500  Royal Group Technologies Ltd.+                         55,781
        4,300  Royal Oak Mines, ADR+                                   1,075
        2,000  Suncor Energy, Inc.                                    59,750
        3,200  Supersol Ltd.                                          39,200
          270  Talisman Energy, Inc+                                   4,725
        4,200  Teleglobe, Inc.                                       151,200
        2,800  Telesystem International
                  Wireless, Inc.+                                     34,650
       16,252  Transcanada Pipelines Ltd., ADR                       239,717
       17,100  Trilon Financial Corporation                          123,062
        3,900  Trizec Hahn Corporation, ADR                           79,950
        6,500  TVX Gold, Inc.+                                        11,482
        3,400  West Coast Energy, Inc., ADR                           67,575
                                                                ------------
                                                                   5,597,027
                                                                ------------
      Chile -- 0.3%
          600  AFP Provida, ADR                                        8,063
          900  Banco BHIF, ADR                                         6,975
          900  Banco de Edwards, ADR                                   9,900
          400  Banco Santander Chile, ADR                              5,850
        3,200  Banco Santiago SA, ADR                                 47,600
        1,900  Compania Cervecerias Unidas
                  SA, ADR                                             36,575
        7,075  Compania de Telecomunicaciones
                  de Chile SA, ADR                                   146,364
          800  Cristalerias de Chile, ADR                             10,500
        2,500  Distribucion y Servicio D&S SA                         28,750
        2,200  Embotelladora Andina SA, ADR                           31,900
        7,500  Empresa Nacional Electricidad SA,
                  ADR                                                 85,312
        2,100  Empresa Telex Chile, ADR+                               1,838
        4,400  Enersis SA, ADR                                       113,575
        2,200  Gener SA, ADR                                          35,200
          700  Laboratorio Chile SA, ADR                              10,063
        2,400  Linea Aerea Nacional Chile SA,
                  ADR+                                                11,400
        1,200  Madeco, ADR                                            10,050
        1,000  Maderas Y Sintelicos Sociedad
                   (Masisa), ADR                                       6,375
          700  Quimica Minera Chile SA, ADR                           23,581
        3,500  Quinenco SA, ADR                                       28,000
          600  Santa Isabel SA, ADR                                    3,975
          900  Supermercados Unimarc SA, ADR                           3,769
          500  Vina Concha Y Toro SA, ADR                             12,937
                                                                ------------
                                                                     678,552
                                                                ------------
      China\Hong Kong -- 3.5%
       18,500  Amoy Properties Ltd., ADR                              68,650
        2,300  Amway Asia Pacific Ltd., ADR                           21,275
        1,900  APT Satellite Holdings Ltd., ADR+                       7,719
        7,200  Asia Pulp & Paper Company Ltd.,
                  ADR                                                 58,950
          600  Asia SatelliteTelecommunications
                  Holdings Ltd., ADR                                  10,500
       47,848  Bank East Asia Ltd., ADR                               83,374
          750  Beijing Yanhua Petrochemical
                  Company, Ltd., ADR                                   3,000
        3,200  C.P. Pokphand, ADR                                      1,621
       10,300  Cathay Pacific Airways, ADR                            51,184
        6,800  CDL Hotels International
                  Ltd., ADR                                           17,466
       19,900  Champion Technology
                  Holdings, ADR                                        1,644
          700  China Eastern Airlines Corporation
                  Ltd., ADR+                                           4,375
          900  China Southern Airlines
                  Company Ltd., ADR+                                   4,106
       24,100  China Telecom (Hong Kong)
                  Ltd.+                                              837,475
        5,800  Dairy Farm International Ltd.,
                  ADR                                                 33,350
          500  DSG International Ltd., ADR+                            1,563
          483  Egana International Holdings Ltd.                       3,369
       17,000  First Pacific Company Ltd., ADR                        40,593
        3,700  Glorious Sun Enterprises Ltd.                           6,590
        1,300  Gold Peak Industries Ltd., ADR                          3,650
        3,000  Guangshen Railway Company
                  Ltd., ADR                                           18,000
        8,750  Hang Lung Development, ADR                             46,869
       27,300  Hang Seng Bank Ltd., ADR                              244,014
       59,100  Henderson Land Development
                  Company Ltd., ADR                                  305,890
       82,098  Hong Kong and China Gas Ltd.,
                  ADR                                                104,376
       74,800  Hong Kong Electric Holdings
                  Ltd., ADR                                          226,883
       13,400  Hong Kong Land Holdings, ADR                           79,060
       17,432  Hong Kong Telecommunications
                  Ltd., ADR                                          306,149
       32,200  Hopewell Holdings Ltd., ADR                            17,560
       10,800  HSBC Holdings Plc, ADR                              2,960,625
        4,700  Huaneng Power International,
                  ADR+                                                68,150
       18,600  Hysan Development Ltd., ADR                            55,457
       17,200  Jardine Matheson & Company
                  Ltd., ADR                                           43,430
        5,800  Jardine Strategic Holding, ADR                         16,820
        2,400  Johnson Electric Holdings, ADR                         61,645
       34,200  New World Development
                  Company Ltd., ADR                                  172,156
          500  Peak International Ltd.+                                4,188
        6,800  Pearl Oriental Holdings                                 6,495
        2,200  Shandong Huaneng, ADR                                  10,038
        3,970  Shanghai Chlor-Alkali Chemical
                  Company, ADR                                         2,700
        1,600  Shanghai Erfangji Co., Ltd., ADR+                         896
        2,600  Shanghai Petrochemicals Ltd., ADR                      22,100
        3,190  Shanghai Tire & Rubber Company
                  Ltd., ADR                                            3,190
        5,500  Shuntak Holdings Ltd., ADR                             10,364
        1,800  Singer Company, ADR                                     7,088
       11,150  South China Morning Post, ADR                          28,603
       88,400  Sun Hung Kai Properties Ltd.,
                  ADR                                                644,664
       61,500  Swire Pacific Ltd., ADR                               287,831
        7,700  Television Broadcasts Ltd.                             39,754
          800  VTech Holdings Ltd., ADR                               34,901
       10,500  Wharf Holdings Ltd., ADR+                              76,572
        1,800  Yanzhou Coal Mining Company
                  Ltd., ADR                                           13,612
                                                                ------------
                                                                   7,180,534
                                                                ------------
      Colombia -- 0.0% #
        1,100  Banco Ganadero SA, ADR                                 22,206
        1,300  Banco Industrial Colombiano,
                  ADR                                                  6,094
                                                                ------------
                                                                      28,300
                                                                ------------
      Denmark -- 0.5%
        6,200  Novo Nordisk AS, Series B, ADR                        412,300
        9,500  Tele Danmark, Series B, ADR                           644,812
                                                                ------------
                                                                   1,057,112
                                                                ------------
      Dominican Republic -- 0.0% #
          900  TRICOM SA, ADR+                                         6,300
                                                                ------------
      Finland -- 1.1%
        1,700  American Group Ltd., ADR+                               8,918
        1,700  Instrumentarium Corporation,
                  ADR                                                 35,700
       18,200  Nokia Oyj, ADR                                      2,191,962
          700  Rauma-Repola, ADR                                      10,413
        1,600  Valmet Corporation, ADR                                42,100
                                                                ------------
                                                                   2,289,093
                                                                ------------
      France -- 7.1%
        3,000  Accor SA                                              649,258
       13,200  Accor SA, ADR                                         285,673
       25,800  Alcatel Alsthom Cie Generale
                  D'Electric, ADR                                    630,487
        7,800  Alstom+                                               181,350
          700  Bouygues Offshore SA, ADR                               7,438
          800  Business Objets SA, ADR+                               26,000
        3,000  Canal Plus, ADR                                       163,656
        2,372  Clarins SA                                             33,940
        1,300  Coflexip SA, ADR                                       41,763
        1,000  Companie Generale de
                  Geophysique SA, ADR+                                10,875
       11,700  Credit Lyonnais+                                      441,549
        3,900  Dassault Systemes SA, ADR                             183,300
        3,200  Dollfus-Mieg & Cie SA                                  37,260
       21,500  Elf Aquitaine, ADR                                  1,217,437
       49,200  Eurotunnel SA+                                          5,192
       36,800  France Telecom SA                                   2,904,900
          500  Galeries Lafayette                                    536,577
          800  Genset, ADR+                                           22,100
          600  Groupe AB SA, ADR+                                      1,163
       12,750  Groupe Danone, ADR                                    729,744
        8,900  Lafarge SA, ADR                                       281,756
        2,900  Lagardere Group, ADR                                  123,448
       16,000  Louis Vuitton Moet Hennessy,
                  ADR                                                652,000
        3,025  Michelin                                              120,924
        3,800  Montupet                                              156,323
        3,800  Pechiney SA, ADR                                       61,275
        8,150  Pernod Ricard, ADR                                    132,286
        9,050  PSA Peugeot Citroen, ADR                              350,038
        6,500  Rhodia SA, ADR+                                        97,500
       10,900  Rhone-Poulnec SA, ADR                                 547,725
          400  Scor SA, ADR                                           26,750
       16,200  Societe Generale, ADR                                 524,450
        5,700  STMicroelectronics NV+                                444,956
        1,000  Stolt Comex Seaway SA                                   6,750
        4,200  Thomson CSF, ADR                                      180,290
       16,800  Total SA, ADR                                         835,800
       14,800  Total SA, Class B                                   1,498,265
        2,700  Valeo SA, ADR                                         212,678
        4,500  Vivendi, ADR                                          233,411
                                                                ------------
                                                                  14,596,287
                                                                ------------
      Germany -- 7.6%
       25,500  Bayer AG, ADR                                       1,064,923
       14,200  Commerzbank AG, ADR                                   449,022
       14,371  Daimler Chrysler Aerospace AG+                      1,380,514
       19,700  Deutsche Bank AG, ADR                               1,159,588
      102,100  Deutsche Telekom, ADR                               3,343,775
       16,400  Dresdner Bank AG, ADR                                 688,828
        7,800  Fresenius Medical Care AG, ADR                        183,300
       21,600  Hoechst AG, ADR                                       885,600
       15,200  Mannesmann AG                                       1,741,990
          428  Pfeiffer Vacuum Technology
                  AG, ADR                                             16,371
          800  Puma AG, ADR                                           10,560
       12,500  RWE AG, ADR                                           684,402
       49,004  SAP AG, ADR                                         1,948,477
        2,300  SGL Carbon AG, ADR                                     45,425
       18,200  VEBA AG                                             1,089,725
       51,400  Volkswagen AG, ADR                                    820,377
                                                                ------------
                                                                  15,512,877
                                                                ------------
      Greece -- 0.1%
          400  Anangel -- American
                  Shipholdings Ltd, ADR                                2,050
       15,000  Hellenic Telecommunication
                  Organization SA (OTE), ADR+                        198,750
                                                                ------------
                                                                     200,800
                                                                ------------
      Hungary -- 0.1%
          600  Euronet Services, Inc., ADR+                            1,613
        7,700  Magyar Tavkozlesi Rt, ADR                             229,556
          600  Pannonplast Rt.                                         4,244
                                                                ------------
                                                                     235,413
                                                                ------------
      Indonesia -- 0.1%
        3,300  Gulf Indonesia Resources Ltd.+                         21,450
        5,300  PT Indorayon Utama, ADR+                                  994
        3,883  PT Indosat, ADR                                        47,324
        1,100  PT Pasifik Satelit Nusantara,
                  ADR+                                                 3,815
       15,500  PT Telekomunikasi Indonesia,
                  ADR                                                100,750
        1,100  PT Tri Polyta Indonesia, ADR+                             447
                                                                ------------
                                                                     174,780
                                                                ------------
      Ireland -- 0.7%
        4,200  Allied Irish Banks, ADR                               463,575
        4,300  Bank of Ireland, ADR                                  387,000
        1,400  CBT Group Plc, ADR+                                    20,825
       14,000  CRH, ADR                                              252,000
        2,400  Elan Corporation Plc, ADR+                            166,950
          700  ESAT Telecom Group Plc, ADR+                           26,950
        2,100  Jefferson Smurfit Group, ADR                           37,275
        1,400  Ryanair Holdings Plc, ADR+                             52,850
        1,300  Saville Systems Ireland, ADR+                          24,700
          500  Warner Chilcott Laboratories,
                  ADR+                                                 3,375
        2,800  Waterford Wedgwood Plc,  ADR                           25,200
                                                                ------------
                                                                   1,460,700
                                                                ------------
      Israel -- 0.2%
          200  American-Israeli Paper Mills, ADR                       7,400
        1,300  Blue Square-Israel Ltd., ADR                           13,487
        1,300  Check Point Software Technologies
                  Ltd.+                                               59,556
        2,700  ECI TelecommunicationsLtd., ADR                        96,187
          800  Elbit Medical Imaging Ltd., ADR                         8,500
          900  Elbit Systems Ltd., ADR                                10,800
          800  Elron Electronic Industries Ltd.,
                  ADR                                                 12,650
          800  Elscint Ltd., ADR+                                      9,900
          500  ESC Medical Systems Ltd.,
                  ADR+                                                 5,250
          300  Formula Systems (1985) Ltd.,
                  ADR+                                                 7,500
          400  Gilat Satellite Network Ltd.,
                  ADR+                                                22,050
        2,300  Koor Industries Ltd., ADR                              40,106
          500  Matav-Cable Systems Media
                  Ltd., ADR                                            9,688
          500  MEMCO Software Ltd.+                                    7,625
          300  NICE-Systems Ltd., ADR+                                 6,488
          500  Orckit Communications Ltd.+                             8,094
        1,600  Scitex Corporation, ADR+                               18,800
          500  Tecnomatrix Technologies Ltd.,
                  ADR+                                                 8,750
        2,100  Teva Pharmaceutical, ADR                               85,444
                                                                ------------
                                                                     438,275
                                                                ------------
      Italy -- 2.5%
        3,272  Benetton Group SpA, ADR                               130,062
        1,600  De Rigo SpA, ADR+                                       9,000
       29,400  Ente Nazionale Idrocarburi SpA,
                  ADR                                              1,991,850
       24,230  Fiat, ADR                                             427,054
        1,000  Fila Holding SpA, ADR                                   7,750
        2,100  Industrie Natuzzi, ADR                                 52,238
       14,800  Instituto Nazionale delle
                  Assicurazioni, ADR                                 391,275
       11,286  Istituto Bancario San Paolo
                  di Torino, ADR+                                    403,475
        8,500  Luxottica Group, ADR                                  102,000
       19,542  Montedison SpA, ADR                                   257,710
          500  SAES Getters SpA, ADR                                   2,781
       14,200  Telecom Italia SpA                                  1,235,400
                                                                ------------
                                                                   5,010,595
                                                                ------------
      Japan -- 11.1%
       10,870  Amway Japan Ltd., ADR                                  58,426
        6,700  Bandai Company Ltd., ADR                               16,298
      180,895  Bank of Tokyo, ADR                                  1,899,397
       30,700  Canon Inc., ADR                                       660,050
        2,500  CSK Corporation, ADR                                   58,125
       13,200  Dai'El, Inc., ADR                                      81,675
        9,750  Eisai Company Ltd., ADR                               189,739
       18,900  Fuji Photo Film Company
                  Ltd., ADR                                          692,213
       12,200  Hitachi Ltd., ADR                                     737,337
       17,100  Honda Motor Company
                  Ltd., ADR                                        1,141,425
       15,600  Ito-Yokado Ltd., ADR                                1,076,400
       32,700  Japan Airlines Company, ADR                           171,675
       12,800  Kawasaki Heavy Industries Ltd.                        120,018
       11,800  Kawasaki Steel Corporation,
                  ADR                                                176,400
        3,800  Kirin Brewery Company, ADR                            470,250
       20,900  Kobe Steel Ltd., ADR                                   73,950
        9,100  Komatsu Ltd., ADR                                     190,935
        2,600  Kubota Corporation, ADR                               150,150
        6,800  Kyocera Corporation, ADR                              353,175
        6,200  Makita Corporation, ADR                                65,875
        7,600  Matsushita Electric Industrial
                  Company Ltd., ADR                                1,326,200
       28,800  Mitsubishi Corporation, ADR                           331,181
        3,000  Mitsui & Company Ltd., ADR                            339,000
       11,200  NEC Corporation, ADR                                  506,800
      117,300  Nippon Telegraph & Telephone Corporation, ADR       4,398,750
       46,500  Nissan Motor Company Ltd., ADR                        276,094
        9,600  Olympus Optical Company, ADR                          110,309
        6,200  Pioneer Electronics Corporation,
                  ADR                                                101,525
        2,900  Q.P. Corporation, ADR                                  47,662
        4,900  Ricoh Company Ltd., ADR                               225,820
       14,400  Sanyo Electric Corporation, ADR                       223,200
          512  Sawako Corporation, ADR                                 2,853
       11,900  Sega Enterprises, ADR                                  65,921
       14,800  Shiseido Ltd., ADR                                    190,089
       13,800  Sony Corporation, ADR                                 990,150
       11,400  Sumitomo Metal Industries, ADR                        130,084
       46,100  Sumitomo Trust & Banking
                  Co., Ltd., ADR                                     122,335
        4,800  TDK Corporation, ADR                                  433,200
       11,200  Tokio Marine & Fire Insurance
                  Ltd., ADR                                          680,400
       72,170  Toyota Motor Corporation, ADR                       3,838,542
        1,200  Wacoal Corporation, ADR                                77,550
                                                                ------------
                                                                  22,801,178
                                                                ------------
      Korea -- 0.6%
       47,700  Korea Electric Power Corporation,
                  ADR                                                748,294
       13,900  Pohang Iron & Steel Company,
                  Ltd., ADR                                          234,563
       21,275  SK Telecom Company Ltd., ADR                          216,735
                                                                ------------
                                                                   1,199,592
                                                                ------------
      Luxembourg -- 0.1%
        1,200  Espirito Santo Financial Holdings,
                  ADR                                                 23,475
        1,700  Millicom International Cellular
                  S.A.+                                               59,287
        8,350  Minorco SA, ADR                                       126,816
                                                                ------------
                                                                     209,578
                                                                ------------
      Malaysia -- 0.0%
       41,900  Amsteel Corporation Berhad                                 --
       39,500  Resorts World Berhad                                       --
                                                                ------------
                                                                          --
                                                                ------------
      Mexico -- 1.0%
        2,900  Altos Hornos de Mexico SA,
                  ADR+                                                 9,969
        2,100  Apasco SA, Series A, ADR                               37,148
          800  Bufete Industries, ADR+                                 3,250
       22,500  Cemex SA, ADR                                          96,977
        5,100  Coca-Cola Femsa SA, ADR                                67,575
        2,500  Consorcio G. Grupo Dina, ADR+                           3,750
        2,000  Controladora Comercial
                  Mexican SA de CV, ADR                               28,375
        2,505  Desc de CV, Series C, ADR                              48,065
        4,000  Empresas Ica, ADR                                      18,000
        4,400  Empresas La Moderna SA
                  de CV, ADR+                                        104,500
       37,800  Grupo Carso SA, ADR                                   256,400
        1,100  Grupo Casa Autrey, ADR                                  7,494
       13,300  Grupo Elektra, ADR                                     66,500
        7,800  Grupo Financiero Bancomer SA
                  de CV, ADR                                          33,382
        4,400  Grupo Financiero Serfin SA
                  de CV, ADR+                                          2,750
        1,100  Grupo Imsa SA, ADR                                     11,481
          800  Grupo Industrial Durango SA,
                  ADR+                                                 4,400
        2,400  Grupo Industrial Maseca SA, ADR                        29,850
        2,100  Grupo Iusacell, Series L, ADR+                         14,962
          500  Grupo Radio Central, ADR                                2,687
        5,600  Grupo Telivisa SA, ADR+                               138,250
        2,800  Grupo Tribasa SA, ADR+                                  4,725
        1,000  Industries Bachoco SA                                  10,250
        5,200  Kimberly Clark Inc., ADR                               82,538
       19,300  Telefono de Mexico SA, ADR                            939,669
        2,000  Transport Matima Mexico,
                  Class L, ADR+                                       10,750
        2,700  Tubos de Acero de Mexico, ADR                          17,381
        4,300  Vitro Sociedad Anomina, ADR                            19,619
                                                                ------------
                                                                   2,070,697
                                                                ------------
      Netherlands -- 5.7%
       52,500  ABN AMRO Holding, ADR                               1,141,875
       19,200  AEGON Insurance, ADR                                2,347,200
       10,500  Akzo Nobel, ADR                                       468,563
        5,000  ASM Lithography Holdings NV+                          152,500
        6,800  Baan Company, ADR+                                     71,400
        1,200  Benckiser NV                                           76,650
          500  Chicago Bridge & Iron
                  Company NV                                           6,156
        5,200  DSM, ADR                                              123,862
       12,900  Elsevier, ADR                                         361,200
        7,425  Fortis Amev, ADR                                      616,543
        3,200  Gucci Group, ADR                                      155,600
       33,105  ING Groep NV                                        2,058,717
        4,800  Ispat International NV, Class A                        37,200
        3,400  KLM Royal Dutch Airlines, ADR                         102,000
       14,260  Koninklijke Ahold, ADR                                527,620
        3,100  Koninklijke Bols Wessanen
                  NV, ADR                                             39,932
          500  Koninklijke Van Ommeren,
                  ADR                                                 15,569
        1,300  Madge Networks NV, ADR+                                 4,225
        5,400  New Holland NV, ADR                                    73,913
        2,500  Oce Van Der Griten, ADR                                90,000
          500  Orthofix International NV, ADR+                         7,000
       12,300  Philips Electronics NV, ADR                           832,556
          600  QIAGEN N.V. ADR+                                       36,150
        1,600  Royal Nedlloyd Group, ADR                              10,859
       16,983  Royal PTT Nederland, ADR                              853,396
       16,983  TNT Post Group NV, ADR                                551,947
        3,300  Toolex Alpha NV, ADR+                                  37,125
          200  Velcro Industries NV, ADR                              29,800
        6,900  VNU -- Verenigde Nederlandse
                 Uitgeversbedrijven Verengd
                  Bezit, ADR                                         260,031
        2,600  Wolters Kluwer, ADR                                   556,065
                                                                ------------
                                                                  11,645,654
                                                                ------------
      New Zealand -- 0.1%
        1,325  Fletcher Challenge, Building, ADR                      19,875
        1,325  Fletcher Challenge, Energy, ADR                        25,009
        3,160  Fletcher Challenge, Forest, ADR                         9,875
        2,550  Fletcher Challenge, Paper, ADR                         16,575
        4,500  Telecommunications of
                  New Zealand Ltd., ADR                              160,594
          500  Tranz Rail Holdings Ltd., ADR                           3,375
                                                                ------------
                                                                     235,303
                                                                ------------
      Norway -- 0.2%
        1,800  Nera ASA, ADR                                           2,475
        8,250  Norsk Hydro AS, ADR                                   282,047
        2,200  Petroleum Geo-- Services, ADR+                         34,650
        4,300  Saga Petroleum, Class A, ADR                           41,387
        1,700  Smedvig ASA, ADR                                       14,319
          700  Unitor ASA, ADR                                         6,817
                                                                ------------
                                                                     381,695
                                                                ------------
      Panama -- 0.0% #
          700  Banco Latinoamericano
                  de Exportaciones SA                                 11,637
                                                                ------------
      Peru -- 0.1%
        2,500  Banco Wiese, ADR                                        4,687
          500  Compania de Minas
                  Buenaventura SA, ADR                                 6,500
        8,500  Telefonica del Peru SA, ADR                           107,844
                                                                ------------
                                                                     119,031
                                                                ------------
      Philippines -- 0.1%
        4,100  Philippine Long Distance
                  Telephone Company, ADR                             106,344
        9,150  San Miguel Corporation,
                  Class B, ADR                                       176,414
                                                                ------------
                                                                     282,758
                                                                ------------
      Portugal -- 0.5%
        4,200  Banco Comercial Portuges
                  SA, ADR                                            127,575
       10,900  Electricidade de Portugal SA,
                  ADR                                                485,731
        6,900  Portugal Telecom SA, ADR                              307,913
                                                                ------------
                                                                     921,219
                                                                ------------
      Russia -- 0.1%
        4,800  Lukoil, ADR                                            77,760
        9,300  Mosenergo, ADR                                         18,600
        4,400  Rostelecom, ADR                                        18,425
       17,000  Surgutneftegaz                                         58,225
        4,400  Tatneft, ADR                                            8,470
       15,100  Unified Energy Systems                                 46,055
        1,000  Vimpel-- Communications,
                  ADR+                                                12,937
                                                                ------------
                                                                     240,472
                                                                ------------
      Singapore -- 0.2%
        6,500  Asia Pacific Resources International
                Holdings Ltd., Class A+                                4,469
          500  Asia Pacific Wire & Cable
                  Corporation Ltd.+                                    2,000
        1,300  China Yuchai, ADR+                                        731
        3,200  Cycle & Carriage Ltd., ADR                             21,902
        6,022  Development Bank of Singapore,
                  ADR                                                217,390
       12,875  Keppel Corporation Ltd.                                68,937
        6,100  Neptune Orient Lines Ltd.,
                  ADR+                                                 7,833
       16,600  United Overseas Bank Ltd.,
                  ADR                                                131,714
                                                                ------------
                                                                     454,976
                                                                ------------
      South Africa -- 0.3%
        5,100  Driefontein Consolidated, ADR                          20,400
        9,066  Gold Fields Ltd.+                                      50,022
        3,900  Gold Fields of South Africa Ltd.                        6,825
        1,600  Harmony Gold Mining
                  Company Ltd., ADR+                                   7,600
        6,429  Imperial Holdings Ltd., ADR                            39,292
        9,100  Iscor Ltd., ADR                                        16,376
       18,400  Liberty Life Association of
                  Africa Ltd., ADR                                   126,513
        3,400  Pepkor Ltd., ADR                                       28,284
       21,200  Sasol Ltd., ADR                                        84,800
        3,100  Servgro International Ltd., ADR+                       20,938
       10,200  South African Breweries., ADR                         171,781
       13,400  Wooltru Ltd., ADR                                      16,380
                                                                ------------
                                                                     589,211
                                                                ------------
      Spain -- 3.2%
       77,000  Banco Bilbao Vizcaya, ADR                           1,232,000
       35,700  Banco Central Hispano, ADR                            428,400
       36,210  Banco Santander SA, ADR                               715,148
       22,700  Banesto Espanol de Credito,
                  ADR+                                               149,342
        3,100  Compania Sevillana Electric,
                  ADR                                                 84,851
        9,100  Corporacion Bancaria Argentaria                       468,650
       40,300  Endesa S.A., ADR                                    1,088,100
       12,450  Repsol, ADR                                           680,081
       11,832  Telefonica de Espana SA,
                  ADR                                              1,601,757
                                                                ------------
                                                                   6,448,329
                                                                ------------
      Sweden -- 2.3%
        4,300  AGA AB, ADR                                            56,364
       63,700  Astra AB, ADR                                       1,317,794
        5,066  Atlas Copco, ADR                                      110,987
        3,800  Autoliv Inc., ADR                                     141,312
          500  Biacore International AB, ADR+                          5,063
        7,000  Electrolux AB, ADR                                    244,125
       70,900  Ericsson (L.M.) Telephone
                  Company, Class B, ADR                            1,697,169
       13,000  Forenings Sparbanken AB, ADR                          336,008
          700  Pricer AB, ADR+                                         1,878
       10,350  Sandvik AB, ADR                                       178,343
        4,300  SKF AB, ADR                                            49,450
        7,100  Svenska Cellulosa AB, ADR                             154,675
        1,700  Swedish Match Company, ADR                             62,475
       18,400  Volvo AB, ADR                                         428,950
                                                                ------------
                                                                   4,784,593
                                                                ------------
      Switzerland -- 6.6%
       12,000  ABB AB, ADR                                           132,000
        2,900  ABB AG, ADR                                           339,885
        5,000  Adecco SA, ADR                                        288,750
       19,100  Credit Suisse Group, ADR                              747,343
        1,700  Mettler Toledo International,
                  Inc.+                                               47,706
       29,700  Nestle, ADR                                         3,232,256
       46,066  Novartis, ADR                                       4,527,124
       29,200  Roche Holdings Ltd.                                 3,562,583
        4,100  Sulzer Medica, ADR                                     78,925
        1,200  TAG Heuer International SA,
                  ADR                                                  8,550
       41,000  UBS AG, ADR+                                          629,759
                                                                ------------
                                                                  13,594,881
                                                                ------------
      Taiwan -- 0.3%
        4,458  Macronix International
                  Company Ltd., ADR                                   35,107
       43,500  Taiwan Semiconductor
                  Manufacturing Company                              617,156
                                                                ------------
                                                                     652,263
                                                                ------------
      Thailand -- 0.0% #
        3,800  Advanced Information Services
                  PCL, ADR                                            22,162
       10,050  Shinawatra Corporation, ADR                            16,589
                                                                ------------
                                                                      38,751
                                                                ------------
      United Kingdom -- 34.6%
       24,300  Abbey National Plc, ADR                             1,036,757
      599,300  Albert Fisher Group Plc                                59,741
        2,800  Albert Fisher Group Plc, ADR                            1,977
       31,600  Alexon Group Plc                                      101,326
       38,200  Allied Domeq Plc, ADR                                 353,504
       28,589  Allied Zurich AG, Plc, ADR+                           860,656
      352,650  Amvescap Plc                                        2,724,410
        4,200  Amvescap Plc, ADR                                     161,700
          600  ARM Holdings Plc, ADR+                                 36,150
       16,000  AXA SA, ADR                                         1,156,000
       38,100  BAA Plc, ADR                                          447,528
      136,200  Barclays Plc                                        2,952,999
       18,200  Barclays Plc, ADR                                   1,638,000
       28,714  Bass Publishing Limited
                  Company Plc, ADR                                   412,764
       58,400  Bellway Plc                                           269,733
        1,000  Bespak Plc, ADR                                        15,484
       32,117  BG Plc, ADR                                         1,049,824
       26,800  Blue Circle Industries Plc, ADR                       140,256
        3,950  Bluebird Toys                                           7,350
        4,600  BOC Group Plc, ADR                                    125,350
        1,600  Body Shop International Plc, ADR                       11,563
        2,100  Booker Plc, ADR                                         8,722
        3,600  British Airways Plc, ADR                              244,125
       28,591  British American Tobacco Plc,
                  ADR                                                500,342
        2,500  British Biotech Plc, ADR+                              14,688
       38,100  British Petroleum Company Plc,
                  ADR                                              3,619,500
        6,200  British Sky Broadcasting Group
                  Plc, ADR                                           287,525
        7,300  British Steel Plc, ADR                                106,763
       22,900  British Telecommunications Plc,
                  ADR                                              3,473,644
      127,500  British-Borneo Petroleum
                  Syndicate Plc                                      209,711
       27,186  BTR Plc, ADR                                          222,221
        3,800  Burmah Castrol Plc, ADR                               109,725
       12,312  Cable & Wireless Communications
                  Plc+                                               558,657
       26,900  Cable & Wireless Plc, ADR                             988,575
        8,950  Cadbury Schweppes Plc, ADR                            619,787
          583  Cantab Pharmaceuticals Plc, ADR+                        5,611
        4,300  Carlton Communications Plc,
                  ADR                                                197,263
        2,755  Christian Salvesen Plc, ADR                            41,652
        8,450  Coats Viyella Plc, ADR                                 11,793
       14,000  Coca-Cola Beverages Plc+                               24,655
        4,400  COLT Telecom Group Plc, ADR+                          263,450
       23,500  Compass Group Plc, ADR                                268,226
          870  Cordiant Communications
                  Group                                                9,026
        1,700  Danka Business Systems Plc,
                  ADR                                                  7,119
          500  Denison International Plc, ADR+                         6,250
       71,150  Dewhirst Group Plc                                     96,931
       37,183  Diageo Plc, ADR                                     1,719,714
          900  Dialog Corp. Plc+                                       4,050
        2,000  Dixons Group Plc                                       28,111
        5,000  Dixons Group Plc, ADR                                 211,829
          400  Doncasters Plc, ADR+                                    6,475
          600  Eidos Plc, ADR+                                         9,638
       16,025  EMI Group Plc, ADR                                    214,057
        4,300  English China Clays Plc, ADR+                          34,934
        5,400  Enterprise Oil Plc, ADR                                75,600
        6,300  Fairview Holdings Plc+                                  9,316
        6,200  Gallaher Group Plc, ADR                               168,563
          400  Gentia Software Plc+                                    1,150
       61,300  Glaxo Wellcome Plc, ADR                             4,260,350
       32,500  Goode Durrant Plc                                     147,948
        4,825  Hanson Trust Plc, ADR                                 188,175
       94,800  Hickson International Plc                              73,238
        3,150  Hillsdown Holdings Plc+                                15,700
          400  ICON Plc, ADR+                                         13,400
      392,000  Imperial Chemical Industries Plc                    3,396,378
        6,600  Imperial Chemical Industries Plc,
                  ADR                                                230,587
        9,425  Imperial Tobacco Group Plc, ADR                       197,300
        2,000  Ionica Group Plc, ADR+                                  1,725
       97,050  John Mowlem & Company Plc                             158,821
       24,700  Kingfisher Plc, ADR                                   535,119
       76,800  Laird Group Plc                                       207,981
       10,500  Lasmo Plc, ADR                                         56,438
        1,800  Laura Ashley Holdings Plc, ADR+                         2,093
      113,180  Logica Plc                                            983,438
       69,650  London Forfaiting Co. Plc                             133,074
        2,700  London International Group
                  Plc, ADR                                            29,363
          600  London Pacific Group Ltd. Plc,
                  ADR                                                  7,538
        5,400  Lucas Varity Plc, ADR                                 180,900
      121,750  M.L. Laboritories Plc                                 148,673
      139,950  Manchester United Plc                                 516,180
       17,200  Marks & Spencer Plc, ADR                              706,403
        3,200  Medeva Plc, ADR                                        25,800
          500  Micro Focus Group Plc, ADR+                             4,719
      728,550  Monument Oil & Gas Plc                                423,646
       10,670  National Grid Group Plc, ADR                          427,225
       11,000  National Power Plc, ADR                               404,250
       10,400  National Westminster Bank Plc,
                  ADR                                              1,232,400
      195,550  Next Plc                                            1,601,697
        3,750  NFC Plc, ADR                                           37,500
          400  Novel Denim Holdings Ltd.+                              8,500
      223,849  Nycomed Amersham Plc.                               1,543,401
        9,400  Orange Plc, ADR+                                      542,850
       20,300  Pearson Plc, ADR                                      403,707
       11,200  Peninsular & Oriental Steam Plc,
                  ADR                                                264,974
        6,900  Powergen Plc, ADR                                     369,150
       83,400  Powerscreen International                             156,574
        5,100  Premier Farnell Plc, ADR                               25,181
        1,600  Premier Oil Plc, ADC                                    4,253
       14,100  Prudential Plc, ADR                                 1,068,217
        5,300  Racal Electronics Plc, ADR                             61,286
        1,800  Ramco Energy Plc, ADR+                                  6,300
       15,400  Rank Group Plc, ADR                                   115,500
       11,700  Reed International Plc, ADR                           368,550
       10,600  Rentokil Initial Plc, ADR                             799,183
        8,753  Reuters Group Plc, ADR                                554,721
       14,311  Rexam Plc, ADR                                         39,356
        9,700  Rio Tinto Plc, ADR                                    439,531
      540,450  Rugby Group Plc                                       835,053
          870  Saatchi & Saatchi Plc                                  10,440
        1,600  Scottish Hydro-Electric Plc, ADR                      181,293
        7,400  Scottish Power Plc, ADR                               300,475
        4,200  Sedgwick Group Plc, ADR                                79,275
        1,700  Select Appointments Holdings
                  Plc, ADR                                            36,550
          500  SELECT Software Tools Plc,
                  ADR+                                                   531
        1,700  Senetek Plc, ADR+                                       2,763
       62,300  Shell Transportation &Trading
                  Plc, ADR                                         2,316,781
        1,700  Shire Pharmaceuticals Group
                  Plc, ADR+                                           34,425
       35,600  Siebe Plc, ADR                                        279,169
          400  Signet Group Plc+                                       6,200
          300  Smallworldwide Plc, ADR+                                3,750
       42,500  Smithkline Beecham Group
                  Plc, ADR                                         2,953,750
       17,283  Southern Electric Corporation
                  Plc, ADR                                           194,107
      297,250  Standard Chartered Plc                              3,447,093
          500  Stolt Comex Seaway SA+                                  2,813
        1,300  Stolt-Nielsen SA Plc                                   13,163
          850  Stolt-Nielsen SA Plc, ADR                               8,713
        3,000  Tate & Lyle Plc, ADR                                   64,595
          900  Taylor Nelson Sofres Plc, ADR                          17,158
        6,807  Telewest Communications Plc,
                  ADR+                                               192,298
        6,300  Terranova Foods Plc+                                   11,514
       90,000  Tesco Plc                                             261,671
       76,200  Tesco Plc, ADR                                        664,645
        8,500  TI Group Plc, ADR                                      91,454
       12,300  Tomkins Plc, ADR                                      246,000
        1,400  Trinity Plc                                            18,608
       35,600  Ulster Television Plc                                 103,506
       69,500  Unilever Plc, ADR                                   3,127,500
       17,244  United Biscuits (Holdings) Plc                         67,756
        4,600  United News & Media Plc, ADR                           83,375
       10,100  United Utilities Plc, ADR                             292,900
       11,050  Vodafone Group Plc, ADR                             1,780,431
        2,500  Wembley Plc, ADR                                       50,756
       81,800  Wickes Plc                                            339,757
        6,461  Williams Plc, ADR                                     110,778
        2,800  WPP Group Plc, ADR                                    172,900
        1,000  Xenova Group Plc, ADR+                                    563
       35,100  Zeneca Group Plc, ADR                               1,575,112
                                                                ------------
                                                                  71,041,384
                                                                ------------
      United States -- 0.0% #
          300  ESG Re Ltd.                                             6,075
          449  NTL, Inc.+                                             25,340
          400  Stirling Cooke Brown Holdings
                  Ltd.                                                 6,950
                                                                ------------
                                                                      38,365
                                                                ------------
      Venezuela -- 0.0% #
          655  Banco Venezolano deCredito,
                  ADR                                                  3,597
        1,700  Compania Anonima Nacional
                  Telefonos de Venezuela, ADR                         30,281
        2,400  Mavesa SA, ADR                                          9,000
        1,000  Sidervrgica/Venez/Sivensa, ADR                          4,681
                                                                ------------
                                                                      47,559
                                                                ------------
TOTAL COMMON STOCKS
    (Cost $160,909,631)                                          201,301,320

Principal
Amount
------


REPURCHASE AGREEMENT -- 0.7%

    (Cost $1,501,000)
$1,501,000 Agreement with State Street
             Bank and Trust Company,
             4.850% dated 12/31/1998, to
             be repurchased at $1,501,809
             on 01/04/1999, collateralized by
             $1,255,000 U.S. Treasury Note,
             7.250% maturing 05/15/2016
             (value $1,534,230)                                    1,501,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $44,402,461)                        21.6%               44,402,461
                                              ----              ------------
TOTAL INVESTMENTS
    (Cost $206,813,092*)                     120.3%              247,204,781
OTHER ASSETS AND
    LIABILITIES (Net)                        (20.3)              (41,712,382)
                                              ----               ------------
NET ASSETS                                   100.0%             $205,492,399
                                              ====              ============

---------
  *  Aggregate cost for Federal tax purposes.
 ** As of December 31, 1998, the market value of the securities on loan is $42,898,276. Collateral received for securities loaned of $44,402,461 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  +  Non-income producing security.
  #  Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.

Munder International Equity Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)
                   (Continued)

At December 31, 1998 Sector diversification of the Munder International Equity Fund was as follows:
                                                % of
                                               Net Assets         Value
                                               ----------         -----
COMMON STOCKS:
Banking & Financial Services................     17.9%           $36,871,924
Telecommunications..........................     12.1             24,937,582
Drugs & Health Care.........................      8.8             18,052,031
Oil & Gas...................................      8.2             16,810,249
Food & Beverage.............................      6.0             12,395,930
Utilities...................................      4.8              9,797,255
Automotive..................................      4.6              9,526,473
Chemicals...................................      4.2              8,668,360
Machinery & Heavy Equipment.................      4.0              8,109,528
Retail......................................      3.4              6,997,158
Electronics.................................      1.9              3,991,193
Electric & Electrical Equipment.............      1.8              3,682,775
Printing & Publishing.......................      1.6              3,185,030
Business Services...........................      1.6              3,369,371
Metals & Mining.............................      1.4              2,805,259
Building & Building Materials...............      1.4              2,784,610
Manufacturing...............................      1.3              2,606,618
Transportation..............................      1.2              2,360,920
Software....................................      1.1              2,294,077
Household Appliances &
    Home Furnishings........................      1.0              2,061,613
Construction & Mining
    Equipment...............................      1.0              2,032,276
Photography.................................      0.9              1,778,392
Diversified Industrial......................      0.9              1,759,496
Medical Products............................      0.8              1,543,401
Tobacco.....................................      0.7              1,397,769
Broadcasting & Advertising..................      0.7              1,374,704
Real Estate.................................      0.6              1,307,135
Insurance...................................      0.6              1,166,181
Office Supplies.............................      0.5                996,857
Hotels & Restaurants........................      0.5                981,647
Entertainment...............................      0.4                876,674
Conglomerates...............................      0.4                760,447
Forest Paper & Products.....................      0.3                585,654
Apparel & Textiles..........................      0.3                681,312
Miscellaneous...............................      1.3              2,751,419
                                                  ----            ----------
TOTAL COMMON STOCKS ........................     98.0            201,301,320
REPURCHASE
    AGREEMENT ..............................      0.7              1,501,000
OTHER INVESTMENTS ..........................     21.6             44,402,461
                                                 ----             ----------
TOTAL INVESTMENTS ..........................    120.3            247,204,781
OTHER ASSETS AND
    LIABILITIES (Net) ......................    (20.3)          (41,712,382)
                                                  ----           -----------
NET ASSETS .................................    100.0%          $205,492,399
                                                 ====             ==========


                     See Notes to Financial Statements.
Munder Micro-Cap Equity Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)

Shares                                                             Value
------                                                             -----

COMMON STOCKS -- 99.0%
      Aerospace & Defense -- 1.7%
    139,700   Titan Corporation                                    $ 768,350
                                                                ------------
      Banking and Financial Services -- 4.6%
     43,400   ACE Cash Express, Inc.+                                651,000
     48,800   Columbia Bankcorp                                      439,200
     53,600   Litchfield Financial Corporation                     1,018,400
                                                                ------------
                                                                   2,108,600
                                                                ------------
      Building Materials -- 3.5%
     33,800   Dayton Superior Corporation+                           650,650
     41,950   LSI Industries, Inc.                                   941,253
                                                                ------------
                                                                   1,591,903
                                                                ------------
      Commercial Services -- 9.2%
     82,750   America Bank Note
                 Holographics, Inc.+                               1,448,125
     45,400   COMARCO, Inc.+                                       1,089,600
     65,900   Koala Corporation+                                   1,145,013
     46,200   MPW Industrial Services Group,
                 Inc.+                                               519,750
                                                                ------------
                                                                   4,202,488
                                                                ------------
      Computers & Business Equipment -- 2.5%
     53,200   ScanSource, Inc.+                                    1,143,800
                                                                ------------
      Computer Hardware, Software
          or Services -- 13.9%
     38,550   Analytical Surveys, Inc.+                            1,187,822
    173,450   Clarus Corporation+                                  1,040,700
     70,150   DA Consulting Group, Inc.+                           1,534,531
    208,400   Sapiens International
                 Corporation, ADR+                                 1,654,175
     52,600   SBS Technologies, Inc.+                                973,100
                                                                ------------
                                                                   6,390,328
                                                                ------------
      Electrical Equipment -- 2.9%
    134,100   Ault, Inc.+                                            854,887
     70,700   Merrimac Industries, Inc.                              486,063
                                                                ------------
                                                                   1,340,950
                                                                ------------
      Electronics -- 12.7%
     96,050   Aeroflex, Inc.+                                      1,452,756
     75,010   Anaren Microwave, Inc.+                              1,584,586
    122,520   Herley Industries, Inc.+                             1,470,240
     93,000   JPM Company+                                         1,302,000
                                                                ------------
                                                                   5,809,582
                                                                ------------
      Health Care Producers -- 1.2%
    176,300   Apple Orthodontix, Inc.+                               572,975
                                                                ------------
      Health Care Products -- 5.3%
     97,600   Colorado MEDTech, Inc.+                              1,293,200
     52,500   ICU Medical, Inc.+                                   1,155,000
                                                                ------------
                                                                   2,448,200
                                                                ------------
      Industrial Machinery -- 1.3%
     40,000   Park-Ohio Industries+                                  605,000
                                                                ------------
      Lodging -- 0.9%
    158,200   Meristar Hotels & Resorts, Inc.+                       415,275
                                                                ------------
      Machinery -- 2.2%
     69,250   Gradall Industries, Inc.+                              995,469
                                                                ------------
      Medical and Medical Services -- 7.6%
    252,150   Air Methods Corporation+                               677,653
     75,000   Castle Dental Centers, Inc.+                           459,375
     73,800   Moore Medical Corporation+                             996,300
     89,400   Polymedica Corporation+                                826,950
     45,000   SeaMED Corporation+                                    506,250
                                                                ------------
                                                                   3,466,528
                                                                ------------
      Restaurants -- 2.8%
     13,200   P.F. Chang's China Bistro, Inc.+                       300,300
    181,400   Roadhouse Grill, Inc.+                                 980,694
                                                                ------------
                                                                   1,280,994
                                                                ------------
      Retail -- 16.7%
     42,900   Cutter & Buck, Inc.+                                 1,598,025
     53,100   DM Management Company+                               1,008,900
    119,600   Gildan Activewear, Inc.+                             1,001,650
    113,180   Happy Kids, Inc.+                                    1,443,045
     41,100   Mark Bros. Jewelers, Inc.+                             739,800
     18,000   Schultz Save O Stores, Inc.                            297,000
     43,600   Tropical Sportswear International Corporation+       1,564,150
                                                                ------------
                                                                   7,652,570
                                                                ------------
      Telecommunications -- 8.9%
    110,000   Advanced Communication
                 Systems, Inc.+                                    1,375,000
     35,200   Alpha Industries, Inc.+                              1,267,200
    146,350   Gilat Communications Ltd.,
                 ADR+                                              1,454,353
                                                                ------------
                                                                   4,096,553
                                                                ------------
      Trucking & Freight Forwarding -- 1.1%
    126,300   Dynamex, Inc.+                                         497,306
                                                                ------------
TOTAL COMMON STOCKS
    (Cost $41,395,402)                                            45,386,871
                                                                ------------
OTHER INVESTMENTS**
    (Cost $7,670,250)                         16.8%                7,670,250
                                              ----              ------------
TOTAL INVESTMENTS
    (Cost $49,065,652*)                      115.8%               53,057,121
OTHER ASSETS AND
    LIABILITIES (Net)                        (15.8)%              (7,222,171)
                                              ----              ------------
NET ASSETS                                   100.0%             $ 45,834,950
                                              ====              ============

---------
*   Aggregate cost for Federal tax purposes.
** As of December 31, 1998, the market value of the securities on loan is $6,773,084. Collateral received for securities loaned is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+   Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.

Munder Multi-Season Growth Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)

Shares                                                           Value
------                                                           -----
COMMON STOCKS -- 92.3%
      Advertising -- 3.3%
      130,000   Interpublic Group of Companies,
                   Inc.                                         $ 10,367,500
      296,350   Omnicom, Inc.                                     17,188,300
                                                                ------------
                                                                  27,555,800
                                                                ------------
      Automobile Parts & Equipment -- 2.3%
      281,550   Johnson Controls, Inc.                            16,611,450
      101,760   Tower Automotive, Inc.+                            2,537,640
                                                                ------------
                                                                  19,149,090
                                                                ------------
      Banking and Financial Services -- 9.1%
      415,000   Associates First Capital
                   Corporation, Class A                           17,585,625
      245,000   Federal National Mortgage
                   Association                                    18,130,000
       40,300   Finova Group, Inc.                                 2,173,681
      246,400   First Union Corporation                           14,984,200
      169,000   Fleet Financial Group, Inc.                        7,552,188
      403,900   U.S. Bancorp                                      14,338,450
                                                                ------------
                                                                  74,764,144
                                                                ------------
      Building Materials -- 2.9%
      558,100   Masco Corporation                                 16,045,375
      252,675   Sherwin-Williams Company                           7,422,328
                                                                ------------
                                                                  23,467,703
                                                                ------------
      Business Services -- 3.2%
      212,075   Automatic Data Processing, Inc.                   17,005,764
      200,025   Equifax, Inc.                                      6,838,355
       47,250   Fiserv, Inc.+                                      2,430,422
                                                                ------------
                                                                  26,274,541
                                                                ------------
      Chemicals -- 2.3%
      165,500   Air Products & Chemicals, Inc.                     6,620,000
      277,200   Avery Dennison Corporation                        12,491,325
                                                                ------------
                                                                  19,111,325
                                                                ------------
      Computer Hardware, Software
          or Services -- 7.4%
      165,550   BMC Software, Inc.+                                7,377,322
      251,500   Cadence Design Systems, Inc.+                      7,482,125
      184,100   CISCO Systems, Inc.+                              17,086,781
       61,700   Microsoft Corporation+                             8,557,019
      235,768   Oracle Systems Corporation+                       10,167,495
      123,000   Sun Microsystems, Inc.+                           10,531,875
                                                                ------------
                                                                  61,202,617
                                                                ------------
      Diversified -- 8.9%
      230,000   Allied Signal Corporation                         10,191,875
      273,000   Textron, Inc.                                     20,730,937
      506,012   Thermo Electron Corporation+                       8,570,578
      335,300   Tyco International Ltd.                           25,294,194
       77,950   United Technologies
                   Corporation                                     8,477,063
                                                                ------------
                                                                  73,264,647
                                                                ------------
      Drugs -- 7.8%
      203,500   Amgen, Inc.+                                      21,278,469
       38,100   Elan Corporation Plc, ADR+                         2,650,331
      147,400   Merck & Co., Inc.                                 21,769,137
       68,200   Pfizer, Inc.                                       8,554,838
      172,600   Schering-Plough Corporation                        9,536,150
                                                                ------------
                                                                  63,788,925
                                                                ------------
      Electrical Equipment -- 6.0%
      222,125   Emerson Electric Company                          13,438,563
      199,800   General Electric Company                          20,392,087
      207,575   Honeywell, Inc.                                   15,632,992
                                                                ------------
                                                                  49,463,642
                                                                ------------
      Food and Beverages -- 2.4%
      456,500   Sara Lee Corporation                              12,867,594
      254,000   SYSCO Corporation                                  6,969,125
                                                                ------------
                                                                  19,836,719
                                                                ------------
      Home Furnishings -- 0.9%
      345,950   Leggett & Platt, Inc.                              7,610,900
                                                                ------------
      Household Products -- 1.7%
      189,325   Newell Company                                     7,809,656
      193,000   Rubbermaid, Inc.                                   6,067,438
                                                                ------------
                                                                  13,877,094
                                                                ------------
      Insurance -- 2.9%
       87,093   American International Group,
                   Inc.                                            8,415,361
      237,800   MBIA, Inc.                                        15,590,762
                                                                ------------
                                                                  24,006,123
                                                                ------------
      Manufactured Housing -- 1.7%
      996,448   Clayton Homes, Inc.                               13,763,438
                                                                ------------
      Medical Services & Supplies -- 8.2%
      369,900   Abbott Laboratories                               18,125,100
      260,900   Biomet, Inc.                                      10,501,225
    1,176,850   HEALTHSOUTH Corporation+                          18,167,622
      110,000   Johnson & Johnson Company                          9,226,250
      184,500   Stryker Corporation                               10,159,031
       51,021   Total Renal Care Holdings, Inc.+                   1,508,309
                                                                ------------
                                                                  67,687,537
                                                                ------------
      Office Equipment and Supplies -- 0.3%
       36,500   Pitney Bowes, Inc.                                 2,411,281
                                                                ------------
      Oil Equipment and Services -- 1.3%
      385,000   Transocean Offshore, Inc.                         10,322,812
                                                                ------------
      Recreation -- 2.9%
      503,000   Carnival Corporation, Class A                     24,144,000
                                                                ------------
      Restaurants -- 0.8%
      295,775   Wendy's International, Inc.                        6,451,592
                                                                ------------
      Retail -- Drug Store -- 1.6%
      230,650   Walgreen Company                                  13,507,441
                                                                ------------
      Retail -- Specialty -- 3.5%
      361,400   Home Depot, Inc.                                  22,113,162
      700,000   Pier 1 Imports, Inc.                               6,781,250
                                                                ------------
                                                                  28,894,412
                                                                ------------
      Retail -- Store -- 0.3%
       89,200   TJX Companies, Inc.                                2,586,800
                                                                ------------
      Semiconductors -- 2.1%
      140,000   Altera Corporation+                                8,522,500
      199,600   Maxim Integrated Products,
                   Inc.+                                           8,720,025
                                                                ------------
                                                                  17,242,525
                                                                ------------
      Telecommunications -- 7.4%
      363,475   Century Telephone
                   Enterprises                                    24,534,563
      239,875   MCI WorldCom, Inc.+                               17,211,031
      306,600   SBC Communications                                16,441,425
       33,300   Tellabs, Inc.+                                     2,283,131
                                                                ------------
                                                                  60,470,150
                                                                ------------
      Thrift -- 1.1%
      315,311   Charter One Financial, Inc.                        8,749,880
                                                                ------------
TOTAL COMMON STOCKS
    (Cost $507,054,584)                                          759,605,138
                                                                ------------

Principal
Amount
------


REPURCHASE AGREEMENT -- 4.2%

    (Cost $33,951,000)
      $33,951,000   Agreement with State Street
                       Bank and Trust Company,
                       4.850% dated 12/31/1998,
                       to be repurchased at
                       $33,969,296 on 01/04/1999,
                       collateralized by $22,800,000
                       U.S. Treasury Bond, 9.875%
                       maturing 11/15/2015
                       (value $34,632,174)                        33,951,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $14,901,640)                         1.8%               14,901,640
                                               ----             ------------
TOTAL INVESTMENTS
    (Cost $555,907,224*)                      98.3%              808,457,778
OTHER ASSETS AND
    LIABILITIES (Net)                          1.7                14,284,362
                                              ----              ------------
NET ASSETS                                   100.0%             $822,742,140
                                              ====              ============

---------
  * Aggregate cost for Federal tax purposes.
 ** As of December 31, 1998, the market value of the securities on loan is $14,711,925. Collateral received for securities loaned is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Non-income producing security.


                     See Notes to Financial Statements.

Munder Real Estate Investment Fund
    Portfolio of Investments, December 31, 1998 (Unaudited)

COMMON STOCKS -- 96.3%
      Apartments -- 13.6%
     86,850   Apartment Investment &
                 Management Company                              $ 3,229,735
     93,084   Avalon Bay Community, Inc.                           3,188,127
    107,200   Camden Property Trust                                2,787,200
     76,400   Equity Residential Properties
                 Trust                                             3,089,425
                                                                ------------
                                                                  12,294,487
                                                                ------------
      Community Shopping Centers -- 13.1%
    146,075   Bradley Real Estate, Inc.                            2,994,537
    177,000   Developers Diversified Realty
                 Corporation                                       3,141,750
    226,375   IRT Property Company                                 2,263,750
     87,700   Kimco Realty Corporation                             3,480,594
                                                                ------------
                                                                  11,880,631
                                                                ------------
      Hotels -- 5.7%
     86,600   Felcor Lodging Trust, Inc.                           1,997,212
    167,576   Patriot American Hospitality, Inc.                   1,005,456
     94,100   Starwood Lodging Trust                               2,134,894
                                                                ------------
                                                                   5,137,562
                                                                ------------
      Office & Industrial -- 37.6%
    113,425   Arden Realty Group, Inc.                             2,630,042
     87,400   Boston Properties, Inc.                              2,665,700
    132,200   Brandywine Realty Trust                              2,363,075
    103,800   Cabot Industrial Trust                               2,121,413
    133,800   Corporate Office Properties
                 Trust, Inc.                                         953,325
    106,250   Crescent Real Estate Equities, Inc.                  2,443,750
    134,925   Duke Realty Investments, Inc.                        3,137,006
    123,044   Equity Office Properties Trust                       2,953,056
    126,725   Kilroy Realty Corporation                            2,914,675
    104,075   Mack-Cali Realty Corporation                         3,213,316
    108,600   Prentiss Properties Trust                            2,423,137
     91,950   Reckson Associates Realty
                 Corporation                                       2,040,141
      9,696   Reckson Services Industries, Inc.+                      39,996
     87,200   Spieker Properties, Inc.                             3,019,300
     50,250   Tower Realty Trust, Inc.                             1,011,281
                                                                ------------
                                                                  33,929,213
                                                                ------------
      Regional Malls -- 11.2%
     80,050   CBL & Associates Properties,
                 Inc.                                              2,066,291
    135,000   JDN Reality Corporation                              2,910,938
    102,600   JP Realty, Inc.                                      2,013,525
    110,225   Simon DeBartolo Group, Inc.                          3,141,412
                                                                ------------
                                                                  10,132,166
                                                                ------------
      Storage -- 3.4%
    114,275   Public Storage, Inc.                                 3,092,567
                                                                ------------
      Triple Net Lease -- 4.4%
    170,000   Commercial Net Lease Realty                          2,252,500
     63,075   TriNet Corporate Realty
                 Trust, Inc.                                       1,687,256
                                                                ------------
                                                                   3,939,756
                                                                ------------
      Other -- 7.3%
     93,000   Correctional Properties Trust                        1,679,813
      6,840   Crescent Operating, Inc.+                               32,490
    122,750   Glenborough Realty Trust, Inc.                       2,501,031
      3,526   Vornado Operating, Inc.+                                28,428
     70,525   Vornado Realty Trust                                 2,380,219
                                                                ------------
                                                                   6,621,981
                                                                ------------
TOTAL COMMON STOCKS
    (Cost $94,362,219)                                            87,028,363
                                                                ------------
Principal
Amount
------

REPURCHASE AGREEMENT -- 2.5%
    (Cost $2,251,000)
    $2,251,000   Agreement with State Street
                    Bank and Trust Company,
                    4.850% dated 12/31/1998,
                    to be repurchased at $2,252,213
                    on 01/04/1999, collateralized by
                    $1,880,000 U.S. Treasury Bond,
                    7.250% maturing 05/15/2016
                    (value $2,298,289)                             2,251,000
                                                                ------------
TOTAL INVESTMENTS
    (Cost $96,429,251*)                       98.8%               89,279,363
OTHER ASSETS AND
    LIABILITIES (Net)                          1.2                 1,083,158
                                              ----              ------------
NET ASSETS                                   100.0%              $90,362,521
                                              ====              ============
---------
*  Aggregate cost for Federal tax purposes.
+  Non-income producing security.


                     See Notes to Financial Statements.

Munder Small-Cap Value Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)
Shares                                                           Value
------                                                           -----
COMMON STOCKS -- 94.0%
      Aerospace & Defense -- 2.3%
    175,000   REMEC, Inc.+                                       $ 3,150,000
                                                                ------------
      Airlines -- 1.0%
     51,075   Midwest Express Holdings, Inc.+                      1,343,911
                                                                ------------
      Apparel & Textiles -- 0.9%
     47,500   Kellwood Company                                     1,187,500
                                                                ------------
      Automobile Parts & Equipment -- 7.2%
    207,541   Control Devices, Inc.                                3,320,656
    153,900   Dura Automotive Systems, Inc.+                       5,251,837
    119,000   Motorcar Parts & Accesories, Inc.+                   1,361,063
                                                                ------------
                                                                   9,933,556
                                                                ------------
      Banking and Financial Services -- 17.4%
     71,980   Carolina First Bancshares                            1,821,994
    133,300   Commonwealth Bancorp, Inc.                           2,074,481
     98,500   Flagstar Bancorp, Inc.                               2,573,313
    270,600   Long Beach Financial
                 Corporation+                                      2,029,500
    106,900   Metris Companies, Inc.                               5,378,406
     95,800   Ocean Financial Corporation                          1,592,675
     88,000   Riggs National Corporation                           1,793,000
     74,600   SIS Bancorp, Inc.                                    3,375,650
    146,200   UST Corporation                                      3,444,837
                                                                ------------
                                                                  24,083,856
                                                                ------------
      Building Materials -- 6.5%
    152,700   Dayton Superior Corporation+                         2,939,475
     87,500   U.S. Home Corporation+                               2,909,375
    156,000   Universal Forest Products, Inc.                      3,129,750
                                                                ------------
                                                                   8,978,600
                                                                ------------
      Chemicals -- 0.9%
     93,000   General Chemical Group, Inc.                         1,290,375
                                                                ------------
      Commercial Services -- 1.6%
    182,100   Tokheim Corporation+                                 1,775,475
     50,000   TurboChef Technologies, Inc.+                          456,250
                                                                ------------
                                                                   2,231,725
                                                                ------------
      Computer Hardware, Software
          or Services -- 2.4%
    129,300   Datastream Systems, Inc.+                            1,486,950
     81,100   Inter-Tel, Inc.                                      1,895,713
                                                                ------------
                                                                   3,382,663
                                                                ------------
      Containers -- 2.1%
    124,400   Ivex Packaging Corporation+                          2,892,300
                                                                ------------
      Electronics -- 7.5%
    175,200   inTEST Corporation+                                  1,445,400
     81,700   Kuhlman Corporation                                  3,094,387
    147,400   Methode Electronics, Inc.,
                 Class A                                           2,303,125
    127,900   SMART Modular Technologies,
                 Inc.+                                             3,549,225
                                                                ------------
                                                                  10,392,137
                                                                ------------
      Food & Beverages -- 3.4%
    120,800   J&J Snack Foods Corporation+                         2,702,900
    136,200   Merkert American
                 Corporation+                                      2,060,025
                                                                ------------
                                                                   4,762,925
                                                                ------------
      Health Care -- 2.0%
    129,200   Sierra Health Services, Inc.+                        2,721,275
                                                                ------------
      Health Care Products -- 0.7%
     70,200   Helen of Troy Ltd.+                                  1,031,063
                                                                ------------
      Home Furnishings -- 3.5%
    173,900   Heilig-Meyers Company                                1,162,956
    196,400   Quaker Fabric Corporation+                           1,227,500
     87,800   Toro Company                                         2,502,300
                                                                ------------
                                                                   4,892,756
                                                                ------------
      Hotels -- 1.1%
    185,900   Suburban Lodges of America,
                 Inc.+                                             1,522,056
                                                                ------------
      Insurance -- 7.4%
     95,100   ARM Financial Group, Inc.                            2,110,031
    110,300   ESG Re Ltd.                                          2,233,575
     43,300   Executive Risk, Inc.                                 2,378,794
    110,000   IPC Holdings Ltd.                                    2,550,625
     57,100   Stirling Cooke Brown Holdings
                 Ltd.                                                992,113
                                                                ------------
                                                                  10,265,138
                                                                ------------
      Medical Supplies -- 2.4%
     68,233   Bindley Western Industries, Inc.                     3,360,475
                                                                ------------
      Metals and Metal Processing -- 2.3%
     80,400   Quanex Corporation                                   1,814,025
     68,800   TransTechnology Corporation                          1,427,600
                                                                ------------
                                                                   3,241,625
                                                                ------------
      Oil and Gas -- 5.9%
    113,100   Houston Exploration Company+                         2,247,862
     36,600   North Carolina Natural Gas
                 Corporation                                       1,214,663
    102,532   Southern Union Company                               2,499,217
     81,300   Southwest Gas Corporation                            2,184,938
                                                                ------------
                                                                   8,146,680
                                                                ------------
      Real Estate -- 8.0%
    132,600   JP Realty, Inc.                                      2,602,275
    129,800   Kilroy Realty Corporation                            2,985,400
    123,900   Prentiss Properties Trust                            2,764,519
    125,700   Reckson Associates Realty
                 Corporation                                       2,788,968
                                                                ------------
                                                                  11,141,162
                                                                ------------
      Recreation -- 0.2%
     84,800   Adams Golf, Inc.+                                      347,150
                                                                ------------
      Restaurants -- 1.5%
     97,900   Ruby Tuesday, Inc.                                   2,080,375
                                                                ------------
      Shoes -- 0.9%
    108,900   Maxwell Shoe, Inc.+                                  1,191,094
                                                                ------------
      Telecommunications -- 3.4%
    148,500   Century Communications
                 Corporation, Class A+                             4,710,234
                                                                ------------
      Waste Management -- 1.5%
    101,900   Superior Services, Inc.+                             2,044,369
                                                                ------------
TOTAL COMMON STOCKS
 (Cost $120,062,534)                                             130,325,000
                                                                ------------

Principal
Amount
------


REPURCHASE AGREEMENT -- 5.4%
    (Cost $7,554,000)
     $7,554,000   Agreement with State Street
                     Bank and Trust Company,
                     4.850% dated 12/31/1998,
                     to be repurchased at
                     $7,558,071 on 01/04/1999,
                     collateralized by $6,220,000
                     U.S. Treasury Bond, 6.875%
                     maturing 08/15/2025
                     (value $7,710,859)                            7,554,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $16,398,898)                        11.8%               16,398,898
                                             -----              ------------
TOTAL INVESTMENTS
    (Cost $144,015,432*)                     111.2%              154,277,898
OTHER ASSETS AND
    LIABILITIES (Net)                        (11.2)              (15,588,209)
                                             -----              ------------
NET ASSETS                                   100.0%             $138,689,689
                                             =====              ============

---------
  *  Aggregate cost for Federal tax purposes.
 ** As of December 31, 1998, the market value of the securities on loan is $15,986,870. Collateral received for securities loaned is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  +  Non-income producing security.

                     See Notes to Financial Statements.

Munder Small Company Growth Fund
  Portfolio of Investments, December 31, 1998 (Unaudited)

Shares                                                           Value
------                                                           -----
COMMON STOCKS -- 96.9%
      Advertising -- 2.0%
    201,180   HA-LO Industries, Inc.+                            $ 7,569,398
                                                                ------------
      Aerospace & Defense -- 2.1%
    512,600   Aeroflex, Inc.+                                      7,753,075
                                                                ------------
      Apparel & Textiles -- 1.3%
    200,100   Kellwood Company                                     5,002,500
                                                                ------------
      Automobile Parts & Equipment -- 3.6%
    316,560   Keystone Automotive Industries,
                 Inc.+                                             6,627,975
    272,100   Tower Automotive, Inc.+                              6,785,494
                                                                ------------
                                                                  13,413,469
                                                                ------------
      Banking and Financial Services -- 6.2%
     67,700   Affiliated Managers Group, Inc.+                     2,022,537
    192,000   First International Bancorp, Inc.                    1,656,000
     81,800   HealthCare Financial Partners,
                 Inc.+                                             3,261,775
    201,391   HUBCO, Inc.                                          6,066,904
    239,200   Independent Bank Corporation                         4,156,100
    264,715   Litchfield Financial Corporation                     5,029,585
     59,000   Southwest Bancorporation of
                 Texas, Inc.+                                      1,054,625
                                                                ------------
                                                                  23,247,526
                                                                ------------
      Broadcasting -- 1.3%
    110,660   Metro Networks, Inc.+                                4,716,883
                                                                ------------
      Business Services -- 6.4%
    408,200   American Bank Note
                 Holographics, Inc.+                               7,143,500
    208,170   Interim Services, Inc.+                              4,865,974
    200,145   URS Corporation+                                     4,678,389
    252,400   Wackenhut Corrections
                 Corporation+                                      7,224,950
                                                                ------------
                                                                  23,912,813
                                                                ------------
      Commercial Services -- 7.0%
    317,000   Comfort Systems USA, Inc.+                           5,666,375
     79,300   Cort Business Services
                 Corporation+                                      1,923,025
    188,900   F.Y.I., Inc.+                                        6,044,800
    182,750   International Telecommunication
                 Data Systems, Inc.+                               2,695,562
     60,500   Kroll-O'Gara Company+                                2,385,969
     60,200   Manitowoc Company, Inc.                              2,671,375
    139,600   Pre-Paid Legal Services, Inc.+                       4,606,800
                                                                ------------
                                                                  25,993,906
                                                                ------------
      Computer Hardware, Software
          or Services -- 20.6%
    129,300   Apex PC Solutions, Inc.+                             3,733,538
    273,675   AVT Corporation+                                     7,936,575
    242,580   Axent Technologies, Inc.+                            7,413,851
    240,937   Boole & Babbage, Inc.+                               7,092,583
    134,400   Computer Management Sciences,
                 Inc.+                                             2,335,200
    179,400   Cybex Computer Products
                 Corporation+                                      5,269,875
    297,700   Datastream Systems, Inc.+                            3,423,550
    307,260   Deltek Systems, Inc.+                                5,185,013
    279,450   Gerber Scientific, Inc.                              6,654,403
    301,830   Inter-Tel, Inc.                                      7,055,276
    328,390   MAPICS, Inc.+                                        5,418,435
     45,000   Maxwell Technologies, Inc.+                          1,811,250
    138,000   New Dimension Software Ltd.+                         6,641,250
    320,880   Quadra Med Corporation+                              6,578,040
                                                                ------------
                                                                  76,548,839
                                                                ------------
      Distributors -- 3.3%
    144,050   Advance Paradigm, Inc.+                              5,041,750
    122,100   Miami Computer Supply
                 Corporation+                                      3,006,712
    259,200   Watsco, Inc.                                         4,341,600
                                                                ------------
                                                                  12,390,062
                                                                ------------
      Electronics -- 2.5%
     14,100   CTS Corporation                                        613,350
     83,658   Electromagnetic Sciences, Inc.+                      1,171,212
    163,400   FLIR Systems, Inc.+                                  3,799,050
    206,800   SBS Technologies, Inc.+                              3,825,800
                                                                ------------
                                                                   9,409,412
                                                                ------------
      Health Care Products -- 5.4%
    221,775   Alpharma, Inc.                                       7,831,430
    417,960   Helen of Troy Ltd.+                                  6,138,787
    326,890   Morrison Health Care, Inc.                           6,231,341
                                                                ------------
                                                                  20,201,558
                                                                ------------
      Insurance -- 1.5%
    122,460   CMAC Investment Corporation                          5,625,506
                                                                ------------
      Leisure -- 5.5%
    188,550   Action Performance Companies,
                 Inc.+                                             6,669,956
    407,560   Racing Champions Corporation+                        5,451,115
    254,930   Steiner Leisure Ltd.+                                8,157,760
                                                                ------------
                                                                  20,278,831
                                                                ------------
      Managed Healthcare -- 1.3%
    375,340   Physician Reliance Network,
                 Inc.+                                             4,926,338
                                                                ------------
      Medical Products -- 2.4%
    156,160   Hanger Orthopedic Group+                             3,513,600
    177,660   Maxxim Medical, Inc.+                                5,285,385
                                                                ------------
                                                                   8,798,985
                                                                ------------
      Medical Services -- 4.9%
    414,360   Assisted Living Concepts, Inc.+                      5,438,475
    562,100   Capital Senior Living
                 Corporation+                                      7,834,269
    145,025   Curative Health Services, Inc.+                      4,858,337
                                                                ------------
                                                                  18,131,081
                                                                ------------
      Medical Supplies -- 3.8%
    220,200   CONMED Corporation+                                  7,266,600
    312,860   Molecular Devices Corporation+                       6,804,705
                                                                ------------
                                                                  14,071,305
                                                                ------------
      Printing & Publishing -- 1.3%
    345,400   Schawk, Inc.                                         4,792,425
                                                                ------------
      Restaurants -- 4.5%
    276,875   Consolidated Products, Inc.+                         5,710,547
    330,200   Ruby Tuesday, Inc.                                   7,016,750
    399,150   Schlotzsky's, Inc.+                                  3,941,606
                                                                ------------
                                                                  16,668,903
                                                                ------------
      Retail -- 5.3%
    339,370   Casey's General Stores, Inc.                         4,422,415
     62,900   Chico's Fas, Inc.+                                   1,470,287
    122,400   Mark Bros. Jewelers, Inc.+                           2,203,200
     68,000   Pacific Sunwear of California,
                 Inc.+                                             1,113,500
    119,650   Rent-Way, Inc.+                                      2,908,991
    244,800   The Men's Wearhouse, Inc.+                           7,772,400
                                                                ------------
                                                                  19,890,793
                                                                ------------
      Shoes -- 0.6%
    211,200   Maxwell Shoe Company, Inc.+                          2,310,000
                                                                ------------
      Telecommunications -- 2.2%
    147,350   Gilat Satellite Networks Ltd.,
                 ADR+                                              8,122,669
                                                                ------------
      Tobacco -- 1.9%
    304,200   800-JR CIGAR, Inc.+                                  7,072,650
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $308,629,801)                                            360,848,927
                                                                ------------
Principal
Amount
------

REPURCHASE AGREEMENT -- 2.3%
    (Cost $8,511,000)
    $8,511,000   Agreement with State Street
                     Bank and Trust Company,
                     4.850% dated 12/31/1998, to
                     be repurchased at $8,515,586
                     on 01/04/1999, collateralized by
                     $5,720,000 U.S. Treasury Bond,
                     9.875% maturing 11/15/2015
                     (value $8,688,423)                            8,511,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $61,881,468)                        16.6%               61,881,468
                                              ----              ------------
TOTAL INVESTMENTS
    (Cost $379,022,269*)                     115.8%              431,241,395
OTHER ASSETS AND
    LIABILITIES (Net)                        (15.8)              (58,686,740)
                                              ----              ------------
NET ASSETS                                   100.0%             $372,554,655
                                              ====              ============
---------
*   Aggregate cost for Federal tax purposes.
** As of December 31, 1998, the market value of the securities on loan is $60,590,329. Collateral received for securities loaned is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+   Non-income producing security.

                     See Notes to Financial Statements.

Munder Value Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)

Shares                                                          Value
------                                                          -----
COMMON STOCKS -- 97.9%
      Aerospace & Defense -- 2.0%
     44,400   Northrop Grumman
                 Corporation                                     $ 3,246,750
                                                                ------------
      Airlines -- 1.3%
    123,300   America West Holdings
                 Corporation+                                      2,096,100
                                                                ------------
      Automobile Parts & Equipment -- 1.5%
     40,500   Magna International, Class A,
                 ADR                                               2,511,000
                                                                ------------
      Banking and Financial Services -- 14.2%
     84,815   Bank One Corporation                                 4,330,866
     74,400   Chase Manhattan Corporation                          5,063,850
     64,050   First American Corporation                           2,842,219
    115,000   Fleet Financial Group, Inc.                          5,139,062
     26,600   MBIA, Inc.                                           1,743,962
    180,920   Sovereign Bancorp, Inc.                              2,578,110
     54,000   The CIT Group, Inc.                                  1,717,875
                                                                ------------
                                                                  23,415,944
                                                                ------------
      Broadcasting -- 2.1%
     75,150   MediaOne Group, Inc.                                 3,532,050
                                                                ------------
      Building Materials -- 3.7%
     93,000   Pulte Corporation                                    2,586,563
     58,600   Southdown, Inc.                                      3,468,387
                                                                ------------
                                                                   6,054,950
                                                                ------------
      Chemicals -- 2.5%
    202,600   Crompton & Knowles
                 Corporation                                       4,191,287
                                                                ------------
      Commercial Services -- 1.0%
     84,000   Cendant Corporation+                                 1,601,250
                                                                ------------
      Computer Hardware, Software or
          Services -- 2.3%
    124,000   Seagate Technologies, Inc.+                          3,751,000
                                                                ------------
      Electric Utilities -- 2.9%
     34,200   CMS Energy Corporation                               1,656,562
     56,600   Edison International                                 1,577,725
     31,800   New Century Energies, Inc.                           1,550,250
                                                                ------------
                                                                   4,784,537
                                                                ------------
      Electronics -- 8.7%
     36,800   Intel Corporation                                    4,363,100
    101,000   Teradyne, Inc.+                                      4,279,875
     66,300   Texas Instruments, Inc.                              5,672,794
                                                                ------------
                                                                  14,315,769
                                                                ------------
      Food and Beverages -- 3.5%
    130,500   ConAgra, Inc.                                        4,110,750
     21,600   General Mills, Inc.                                  1,679,400
                                                                ------------
                                                                   5,790,150
                                                                ------------
      Home Furnishings and
          Housewares -- 6.2%
    190,950   Furniture Brands International,
                 Inc.+                                             5,203,387
     80,750   Maytag Corporation                                   5,026,688
                                                                ------------
                                                                  10,230,075
                                                                ------------
      Insurance -- 4.0%
     98,750   Ace Ltd.                                             3,400,703
     92,550   Torchmark Corporation                                3,268,172
                                                                ------------
                                                                   6,668,875
                                                                ------------
      Manufacturing -- 2.0%
    132,700   Pall Corporation                                     3,358,969
                                                                ------------
      Medical Services -- 9.3%
    347,700   HEALTHSOUTH Corporation+                             5,367,619
     54,200   St. Jude Medical, Inc.                               1,500,663
    131,200   Tenet Healthcare Corporation+                        3,444,000
    137,000   Trigon Healthcare, Inc.+                             5,111,812
                                                                ------------
                                                                  15,424,094
                                                                ------------
      Oil and Gas -- 8.7%
     27,300   British Petroleum Company
                 Plc, ADR+                                         2,593,500
     62,400   Burlington Resources, Inc.                           2,234,700
     81,100   McDermott International, Inc.                        2,002,156
     25,600   Mobil Corporation                                    2,230,400
    265,700   Santa Fe Energy Resources, Inc.                      1,959,537
     32,900   Texaco, Inc.                                         1,739,588
     53,950   USX-Marathon Group                                   1,625,244
                                                                ------------
                                                                  14,385,125
                                                                ------------
      Pollution Control -- 1.9%
     69,500   Waste Management, Inc.                               3,240,438
                                                                ------------
      Real Estate -- 5.0%
     46,200   Apartment Investment &
                 Management Company                                1,718,062
     55,600   Boston Properties, Inc.                              1,695,800
     88,999   Patriot American Hospitality, Inc.                     533,994
    101,450   Public Storage, Inc.                                 2,745,491
     46,700   Spieker Properties, Inc.                             1,616,988
                                                                ------------
                                                                   8,310,335
                                                                ------------
      Research and Development -- 3.5%
     55,000   Amgen, Inc.+                                         5,750,937
                                                                ------------
      Telecommunications -- 6.4%
     89,900   ALLTEL Corporation                                   5,377,144
     79,200   GTE Corporation                                      5,148,000
                                                                ------------
                                                                  10,525,144
                                                                ------------
      Tobacco -- 2.9%
     90,400   Philip Morris Companies, Inc.                        4,836,400
                                                                ------------
      Transportation -- 2.3%
    101,000   CNF Transportation, Inc.                             3,793,813
                                                                ------------
TOTAL COMMON STOCKS
    (Cost $147,310,088)                                          161,814,992
                                                                ------------
REPURCHASE AGREEMENT -- 1.4%
    (Cost $2,240,000)
    $2,240,000   Agreement with State Street
                     Bank and Trust Company,
                     4.850% dated 12/31/1998,
                     to be repurchased at
                     $2,241,207 on 01/04/1999,
                     collateralized by $1,845,000
                     U.S. Treasury Bond, 6.875%
                     maturing 08/15/2025
                     (value $2,287,224)                            2,240,000
                                                                ------------
OTHER INVESTMENTS**
  (Cost $16,949,172)                          10.2%               16,949,172
                                              ----              ------------
TOTAL INVESTMENTS
    (Cost $166,499,260*)                     109.5%              181,004,164
OTHER ASSETS AND
    LIABILITIES (Net)                         (9.5)              (15,721,163)
                                              ----              ------------
NET ASSETS                                   100.0%             $165,283,001
                                              ====              ============

---------
*   Aggregate cost for Federal tax purposes.
** As of December 31, 1998, the market value of the securities on loan is $16,914,288. Collateral received for securities loaned of $16,949,172 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+   Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.

Munder Framlington Emerging Markrets Fund
    Portfolio of Investments, December 31, 1998 (Unaudited)

Shares                                                            Value
------                                                            -----
COMMON STOCKS -- 96.7%
      Argentina -- 5.5%
         32,000 Banco Frances del Rio
                   de La Plata SA, ADR                             $ 664,000
         39,000 Telefonica de Argentina, ADR                       1,072,500
                                                                ------------
                                                                   1,736,500
                                                                ------------
      Brazil -- 6.7%
     10,000,000 Centrais Eletrobras SA                               172,143
         19,200 Companhia Brasileira
                   de Distribuicao Grupo Pao
                   de Acucar, GDR                                    297,600
      1,000,000 Light Services de Eletricidade SA                    121,658
         51,800 Petroleo Brasileiro SA, ADR                          587,319
         10,000 Telecomunicacoes Brasileiras SA,
                   ADR                                               726,875
         14,000 Uniao De Bancos Brasileiros SA
                   (Unibanco)                                        202,125
                                                                ------------
                                                                   2,107,720
                                                                ------------
      Chile -- 2.1%
         17,000 Enersis SA, ADR                                      438,813
          6,300 Quimica Minera Chile SA,
                   ADR                                               212,231
                                                                ------------
                                                                     651,044
                                                                ------------
      China\Hong Kong -- 7.4%
        988,000 Anhui Conch Cement Co., Ltd.                         109,670
        200,000 China Resources Enterprise Ltd.                      312,355
      3,150,000 Guangzhou Pharmaceutical                             333,394
        240,000 New World Infrastructure Ltd.                        351,593
        700,000 Shanghai Zhenhua Port
                   Machinery Co., Ltd.                               247,800
        350,000 Shenzhen Fangda Co., Ltd.                            170,762
      2,100,000 Yanzhou Coal Mining
                   Company Ltd.                                      352,367
      2,100,000 Zhejiang Expressway
                   Company Ltd.                                      425,551
                                                                ------------
                                                                   2,303,492
                                                                ------------
      Egypt -- 3.5%
        104,472 Egyptian Mobile Phone
                   Network+                                          635,717
         33,500 Industrial and Engineering
                   Enterprises                                       474,010
                                                                ------------
                                                                   1,109,727
                                                                ------------
      Ghana -- 1.3%
        435,018 Social Security Bank                                 418,286
                                                                ------------
      Greece -- 7.1%
         43,000 Hellenic Telecommunication
                   Organization SA                                 1,144,598
          4,000 National Bank of Greece                              900,386
          6,705 Panafon Hellenic Telecom
                   Company+                                          177,682
                                                                ------------
                                                                   2,222,666
                                                                ------------
      Hungary -- 3.0%
         12,000 Magyar Tavkozlesi Rt, ADR                            357,750
         14,000 MOL Magyar Olaj-es
                   Gazipari Rt, GDR                                  386,400
          3,700 OTP Bank Rt, GDR                                     182,410
                                                                ------------
                                                                     926,560
                                                                ------------
      India -- 4.2%
         22,200 Hindalco Industries Ltd.,
                   ADR++                                             255,300
         31,000 Mahanagar Telephone
                   Nigam, GDR                                        383,625
         45,000 State Bank of India, GDR                             376,875
         24,055 Videsh Sanchar Nigam
                   Ltd., ADR                                         297,681
                                                                ------------
                                                                   1,313,481
                                                                ------------
      Kenya -- 0.6%
        192,837 Kenya Commercial Bank                                190,418
                                                                ------------
      Mexico -- 12.3%
        100,000 ALFA, SA de CV                                       281,114
        362,000 Cemex SA de CV                                       908,015
        290,000 Desc SA de CV                                        272,232
         12,000 Fomento Economico
                   Mexicano SA de CV, ADR                            319,500
        272,000 Grupo Elektra SA                                     139,473
         13,200 Grupo Industrial Maseca SA, ADR                      164,175
         79,600 Grupo Modelo SA de CV                                168,729
         24,100 Grupo Televisa SA+                                   303,591
        145,000 Organizacion Soriana SA de CV                        468,356
         15,000 Telefono de Mexico SA, ADR                           730,313
         12,000 TV Azteca SA de CV, ADR                               80,250
                                                                ------------
                                                                   3,835,748
                                                                ------------
      Peru -- 1.7%
              1 Cementos Norte Pacasmayo SA                                1
         58,256 Credicorp Ltd., ADR                                  524,304
             75 Ferreyros SA, ADR                                      1,341
                                                                ------------
                                                                     525,646
                                                                ------------
      Poland -- 6.7%
          2,046 Bank Przemyslowo-Handlowy
                   SA                                                121,244
         25,000 Elektrim Spolka Akcyjna SA                           270,655
         56,500 KGHM Polska Miedz SA, GDR                            405,388
        160,000 Telekomunikacja Polska
                   SA, GDR+                                          820,000
         75,000 Wielkopolski Bank
                   Kredytowy SA                                      472,222
                                                                ------------
                                                                   2,089,509
                                                                ------------
      Russia -- 1.1%
         11,000 Lukoil Holdings, ADR                                 178,200
         40,050 Rostelecom, ADR                                      167,709
                                                                ------------
                                                                     345,909
                                                                ------------
      Senegal -- 1.6%
         11,782 Sonatel Communications
                   Corporation                                       505,394
                                                                ------------
      Slovakia -- 0.1%
          2,000 Slovnaft AS, GDR                                      35,859
                                                                ------------
      South Africa -- 6.5%
        125,000 ABSA Group Ltd.                                      593,136
      1,350,437 Afribrand Holdings Ltd.                              217,801
        120,840 Dimension Data Holdings Ltd.                         512,877
        160,000 Ellerine Holdings Ltd.                               344,974
         25,000 Liberty Life Association
                   of Africa Ltd.                                    343,786
         11,745 New Clicks Holdings Ltd.                              11,465
                                                                ------------
                                                                   2,024,039
                                                                ------------
      South Korea -- 12.7%
         85,000 Daewoo Heavy Industries                              438,072
         55,000 Hana Bank                                            608,063
         75,000 Kookmin Bank, GDR++                                  607,500
            100 Korea Telecom Corporation+                             3,159
         37,000 L.G. Chemicals Ltd.                                  402,909
         11,502 LG Information &
                   Communication                                     308,823
          6,500 Nong Shim Company                                    373,899
          2,610 Pohang Iron & Steel
                   Company Ltd.                                      139,938
          8,000 Samsung Display Devices
                   Company                                           394,347
         10,444 Samsung Electronics                                  700,608
                                                                ------------
                                                                   3,977,318
                                                                ------------
      Taiwan -- 1.5%
         50,000 Asustek Computer, Inc.                               457,500
                                                                ------------
      Thailand -- 5.7%
         63,000 Advanced Info Service
                   Public Company Ltd.                               374,360
         47,600 KCE Electronics Public
                   Company Ltd.                                      104,759
         34,200 PTT Exploration &
                   Production Public
                   Company Ltd.                                      240,858
         31,600 Siam Cement Public
                   Company Ltd.                                      716,325
          5,400 The Pizza Public Company Ltd.                         18,124
        685,000 United Broadcasting
                   Corporation Public
                   Company Ltd.                                      325,069
                                                                ------------
                                                                   1,779,495
                                                                ------------
      Turkey -- 3.7%
      8,400,000 Aksigorta AS                                         255,627
        149,047 Haci Omer Sabanci Holding
                   SA, ADR                                           562,652
      3,930,000 Vestel Elektronik Sanayi
                   ve Ticaret AS+                                    323,908
                                                                ------------
                                                                   1,142,187
                                                                ------------
      Venezuela -- 1.5%
         21,200 Compania Anonima Nacional
                   Telefonos de Venezuela,
                   ADR                                               377,625
         28,100 Mavesa SA,  ADR                                      105,375
                                                                ------------
                                                                     483,000
                                                                ------------
      Zimbabwe -- 0.2%
        170,000 NMBZ Holdings Ltd.                                    54,817
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $38,261,622)                                              30,236,315
                                                                ------------
INVESTMENT COMPANY SECURITIES -- 6.0%
      India -- 4.1%
         65,000 India It Fund Ltd.+                                  772,200
         58,000 Is Himalayan Fund                                    500,540
                                                                ------------
                                                                   1,272,740
                                                                ------------
      South Africa -- 1.7%
        685,355 Hosken Consolidated
                   Investments Ltd.                                  550,350
                                                                ------------
      South Korea -- 0.2%
          7,000 New Korea Trust+                                      63,875
                                                                ------------

TOTAL INVESTMENT COMPANY SECURITIES
    (Cost $2,319,107)                                              1,886,965
                                                                ------------
PREFERRED STOCKS -- 1.1%
      Brazil -- 1.1%
      6,696,358 Telecomunicacoes do Rio
                   de Janeiro SA                                     182,885
      6,696,358 Telerj Celular SA                                    157,946
                                                                ------------
                                                                     340,831
                                                                ------------
TOTAL PREFERRED STOCKS
    (Cost $932,610)                                                 $340,831
                                                                ------------
WARRANTS -- 0.0% #
    (Cost $0)
      China -- 0.0% #
         51,200 Peking Apparel
                   International Group Ltd.,
                   expire 03/31/99+                                      727
                                                                ------------
OTHER INVESTMENTS**
    (Cost $6,410,115)                         20.5%                6,410,115
                                              ----              ------------
TOTAL INVESTMENTS
    (Cost $47,923,454*)                      124.3%               38,874,953
OTHER ASSETS AND
    LIABILITIES (Net)                        (24.3)               (7,593,448)
                                              ----              ------------
NET ASSETS                                   100.0%             $ 31,281,505
                                              ====              ============

---------
  * Aggregate cost for Federal tax purposes.
 ** As of June 30, 1998, the market value of the securities on loan is $6,062,504. Collateral received for securities loaned consists of $6,410,115 invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Non-income producing security.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  # Amount represents less than 1% of net assets.

ABBREVIATIONS:
ADR    -- American Depository Receipt
GDR    -- Global Depository Receipt

                     See Notes to Financial Statements.

Munder Framlington Emerging Markets Funds
  Portfolio of Investments, December 31, 1998 (Unaudited)
                       (Continued)

At December 31, 1998 sector diversification of the Munder Framlington Emerging Markets Fund was a follows:

                                                  % of
                                                 Net Assets        Value
                                                 ----------        -----
COMMON STOCKS:
Telecommunications..........................      25.8%           $8,083,811
Banking & Financial Services................      18.9             5,915,787
Electronics.................................       7.2             2,251,778
Oil & Gas...................................       5.9             1,831,545
Building & Building Materials...............       5.5             1,734,011
Food & Beverage.............................       4.3             1,349,479
Utilities...................................       3.9             1,206,624
Metals & Mining.............................       3.9             1,226,627
Diversified Industrial......................       3.6             1,115,998
Retail......................................       2.9               916,894
Investment Companies........................       2.6               825,232
Broadcasting & Advertising..................       2.3               708,910
Insurance...................................       1.9               599,412
Transportation..............................       1.4               425,551
Industrial Machinery........................       1.4               438,071
Household Appliances & Home
    Furnishings.............................       1.1               344,974
Drugs & Health Care.........................       1.1               333,394
Building Construction.......................       1.1               351,593
Steel.......................................       1.0               310,700
Hotels & Restaurants........................       0.1                18,124
Miscellaneous...............................       0.8               247,800
                                                   ----           ----------
TOTAL COMMON STOCKS ........................      96.7            30,236,315
INVESTMENT COMPANY
    SECURITIES .............................       6.0             1,886,965
PREFERRED STOCKS ...........................       1.1               340,831
WARRANTS ...................................       0.0#                  727
OTHER INVESTMENTS ..........................      20.5             6,410,115
                                                   ----           ----------
TOTAL INVESTMENTS ..........................     124.3            38,874,953
OTHER ASSETS AND
    LIABILITIES (Net) ......................     (24.3)          (7,593,448)
                                                   ----           ----------
NET ASSETS .................................     100.0%         $ 31,281,505
                                                  ====            ==========

---------
  * Amount represents less than 0.1% of net assets.

                     See Notes to Financial Statements.

Munder Framlington Healthcare Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)

Shares                                                              Value
------                                                              -----

COMMON STOCKS -- DOMESTIC -- 86.0%
      Biotechnology -- 21.6%
    12,500    Alexion Pharmaceuticals, Inc.+                       $ 167,187
    35,000    Ariad Pharmaceuticals, Inc.+                            59,063
     4,000    Biomatrix, Inc.+                                       233,000
    13,125    Cell Genesys, Inc.+                                     78,750
     5,000    Centocor, Inc.+                                        225,625
    16,700    CombiChem, Inc.+                                        72,019
    20,000    Corixa Corporation+                                    185,000
     8,000    Coulter Pharmaceutical, Inc.+                          240,000
     2,275    CuraGen Corporation+                                    16,067
    30,000    Gene Logic+                                            209,062
    13,000    Genzyme Transgenics Corporation+                        73,125
     8,000    Gilead Sciences, Inc.+                                 328,500
     8,000    Guilford Pharmaceuticals, Inc.+                        114,000
    10,000    ICOS Corporation+                                      297,500
     6,000    Incyte Pharmacuticals, Inc.+                           224,250
    25,000    La Jolla Pharmaceutical Company+                       112,500
    30,000    Medarex, Inc.+                                          90,938
    15,000    Millennium Pharmaceuticals, Inc.+                      388,125
    16,000    NPS Pharmaceuticals, Inc.+                             123,000
     1,500    ONYX Pharmaceuticals, Inc.+                             10,500
    30,000    OSI Pharmaceuticals, Inc.+                              95,625
     9,000    Pharmacyclics, Inc.+                                   229,500
    12,000    Sugen, Inc.+                                           177,000
    15,000    Synaptic Pharmaceutical
                 Corporation+                                        225,000
    10,000    Transkaryotic Therapies, Inc.+                         253,750
     5,000    V.I. Technologies Inc.+                                 51,875
     6,000    Vertex Pharmaceuticals, Inc.+                          178,500
    12,000    Vical, Inc.+                                           170,250
     5,000    ViroPharma, Inc.+                                       46,563
                                                                ------------
                                                                   4,676,274
                                                                ------------
      Contract Sales & Research
          Organisations -- 4.5%
     8,000    BioReliance Corporation+                                64,000
     6,000    Boron, Lepore & Associates, Inc.+                      207,000
     8,000    PAREXEL International
                 Corporation+                                        200,000
     8,000    Pharmaceutical Product
                 Development, Inc.+                                  240,500
     5,000    Quintiles TransNational
                 Corporation+                                        266,875
                                                                ------------
                                                                     978,375
                                                                ------------
      Distribution & Marketing Services -- 6.6%
    10,000    Advance Paradiam, Inc.+                                350,000
    20,000    Healthworld Corporation+                               207,500
     5,000    Henry Schein, Inc.+                                    223,750
     1,500    McKesson Corporation                                   118,594
     4,000    NCS Healthcare, Inc., Class A+                          95,000
     6,000    Omnicare, Inc.                                         208,500
    10,000    PSS World Medical, Inc.+                               230,000
                                                                ------------
                                                                   1,433,344
                                                                ------------
      Drugs -- 15.0%
    18,600    AVANT Immunotherapeutics, Inc.+                         32,550
    20,000    Collagenex Pharmaceuticals, Inc.+                      192,500
     8,000    Connetics Corporation+                                  47,000
       175    Crescendo Pharmaceuticals
                 Corporation+                                          2,384
    10,000    GelTex Pharmaceuticals, Inc.+                          226,250
     6,000    Jones Medical Industries, Inc.                         219,000
     1,941    King Pharmaceuticals, Inc.+                             51,194
    13,000    Martek Biosciences Corporation+                        104,000
     5,000    Medicis Pharmaceutical
                 Corporation+                                        298,125
     4,000    Medimmune, Inc.+                                       397,750
     6,000    PathoGenesis Corporation+                              348,000
     2,500    Pfizer, Inc.                                           313,594
     8,000    Rexall Sundown, Inc.+                                  112,000
     7,000    SangStat Medical Corporation+                          148,750
     3,000    Sepracor, Inc.+                                        264,375
    10,500    Serologicals Corporation+                              315,000
    10,000    Zonagen, Inc.+                                         191,250
                                                                ------------
                                                                   3,263,722
                                                                ------------
      Drug Delivery -- 3.2%
     5,000    Anesta Corporation+                                    133,125
    13,000    Emisphere Technologies, Inc.+                          203,125
     7,000    Inhale Therapeutic Systems+                            231,000
    30,000    Nastech Pharmaceuticals
                 Company, Inc.+                                      116,250
                                                                ------------
                                                                     683,500
                                                                ------------
      Hospital/Medical Services -- 3.5%
    15,190    American Healthcorp, Inc.                              149,052
     8,000    Amsurg Corporation, Class A+                            59,000
    15,000    Amsurg Corporation, Class B+                           101,250
     7,000    Carematrix Corporation+                                214,375
     9,000    Genesis Health Ventures, Inc.+                          78,750
    12,000    Quorum Health Group, Inc.+                             155,250
                                                                ------------
                                                                     757,677
                                                                ------------
      Managed Healthcare -- 9.9%
    10,000    American Oncology Resources,
                 Inc.+                                               145,625
     7,000    Curative Health Services, Inc.+                        234,500
    11,000    Hanger Orthopedic Group+                               247,500
     8,000    IMPATH, Inc.+                                          212,000
    12,000    PhyCor, Inc.+                                           81,750
    15,000    Physician Reliance Network, Inc.+                      196,875
    12,000    PMR Corporation+                                        91,500
    40,000    ProMedCo Management
                 Company+                                            240,000
     7,500    Renal Care Group, Inc.+                                216,094
    25,000    Renex Corporation+                                     181,250
    12,000    Res-Care, Inc.+                                        296,250
     9,750    Specialty Care Network, Inc.+                           12,187
                                                                ------------
                                                                   2,155,531
                                                                ------------
      Medical Devices -- 18.7%
    25,000    Aksys Ltd.+                                            107,812
     5,000    Arterial Vascular Engineering, Inc.+                   262,500
     5,000    Bionx Implants, Inc.+                                   41,562
     4,000    Conceptus, Inc.+                                         9,000
    15,000    CryoLife, Inc.+                                        178,125
    15,000    Cyberonics, Inc.+                                      202,500
    10,000    Cytyc Corporation+                                     257,500
    12,000    Digene Corporation+                                     66,750
    18,000    Endocardial Solutions, Inc.+                           180,000
    30,000    EndoSonics Corporation                                 298,125
    20,000    EPIX Medical, Inc.+                                    186,250
    18,000    Horizon Medical Products, Inc.+                         78,750
    40,000    LifeCell Corporation+                                  175,000
    13,000    Lifecore Biomedical, Inc.+                             133,250
    40,000    LJL Biosystems, Inc.+                                  125,000
    10,000    Molecular Devices Corporation+                         217,500
     8,000    Novoste Corporation+                                   227,000
     7,000    Perclose, Inc.+                                        231,875
     7,000    ResMed, Inc.+                                          317,625
     8,000    Rochester Medical Corporation+                         122,000
    12,000    SeaMED Corporation+                                    135,000
     6,400    SteriGenics International, Inc.+                       166,400
     8,000    Theragenics Corporation+                               134,500
     7,000    Wesley Jessen VisionCare, Inc.+                        194,250
                                                                ------------
                                                                   4,048,274
                                                                ------------
      Medical Information Systems -- 3.0%
     8,000    HBO & Company                                          229,500
    10,000    QuadraMed Corporation+                                 205,000
     5,000    Superior Consultant Holdings
                 Corporation+                                        217,500
                                                                ------------
                                                                     652,000
                                                                ------------

TOTAL COMMON STOCKS -- DOMESTIC
    (Cost $17,875,054)                                            18,648,697
                                                                ------------
COMMON STOCKS -- FOREIGN -- 11.5%
      Biotechnology -- 5.0%
       700    Cambridge Antibody Technology
                 Group Plc+                                            2,675
    30,000    Celltech Group Plc                                     196,877
     5,000    Cerep                                                  134,144
     3,700    Genset, ADR+                                           102,213
     8,650    Karo Bio AB+                                            93,156
    30,400    KS Biomedix Holdings                                   119,953
     2,500    NeuroSearch A/S                                        165,768
    10,200    Oxford Asymmetry
                 International Plc                                    88,968
    22,500    Oxford Glyco Sciences                                   95,323
    60,000    Peptide Therapeutics Group                              82,738
                                                                ------------
                                                                   1,081,815
                                                                ------------
      Drugs -- 2.9%
    64,000    AMRAD Corporation Ltd.                                  53,337
     9,000    BioChem Pharma, Inc                                    257,625
    39,000    Bioglan Pharma Plc+                                    170,086
       150    CliniChem Development, Inc.+                               722
    25,000    Shire Pharmaceuticals Group Plc                        160,118
                                                                ------------
                                                                     641,888
                                                                ------------
      Medical Devices -- 3.6%
    30,000    Axis Biochemicals ASA                                  169,770
    13,828    Biocompatibles International Plc                        20,447
    10,000    Biora AB                                                67,079
    50,000    Chemunex SA+                                            56,341
    10,000    ContextVision AB                                        40,798
    64,224    Gyrus Group Plc                                        145,648
     5,000    Kawasumi Laboratories                                   98,187
     6,000    Ortivus AB                                              43,570
     2,400    QIAGEN N.V., ADR+                                      144,600
                                                                ------------
                                                                     786,440
                                                                ------------

TOTAL COMMON STOCKS -- FOREIGN
    (Cost $2,916,886)                                              2,510,143
                                                                ------------
WARRANTS -- 0.0%
    (Cost $0)
      Drugs -- 0.0%
     2,400    AVANT Immunotherapeutics,
                 Inc., expires 08/24/03+                                  --
                                                                ------------
WARRANTS -- FOREIGN -- 0.0% #
    (Cost $2,653)
      Medical Devices -- 0.0% #
     3,828    Biocompatibles International
                 Plc, expires 04/30/99+                                  445
                                                                ------------
REPURCHASE AGREEMENT -- 2.4%
    (Cost $516,000)
  $516,000    Agreement with State Street
                 Bank and Trust Company,
                 4.850% dated 12/31/1998,
                 to be repurchased at
                 $516,278 on 01/04/1999,
                 collateralized by $435,000
                 U.S. Treasury Bond,
                 7.250% maturing 05/15/2016
                 (value $531,785)                                    516,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $3,356,049)                         15.5%                3,356,049
                                              ----              ------------
TOTAL INVESTMENTS
    (Cost $24,666,642*)                      115.4%               25,031,334
OTHER ASSETS AND
    LIABILITIES (Net)                        (15.4)               (3,346,114)
                                              ----              ------------
NET ASSETS                                   100.0%             $ 21,685,220
                                              ====              ============

---------
*   Aggregate cost for Federal tax purposes.
** As of June 30, 1998, the market value of the securities on loan is $3,270,241. Collateral received for securities loaned is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+   Non-income producing security.
#   Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.

Munder Framlington International Growth Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)

Shares                                                           Value
------                                                           -----
COMMON STOCKS -- 95.6%
      Australia -- 1.2%
       58,725   Cable & Wireless Optus Ltd.+                       $ 123,431
       20,000   Commonwealth Bank of
                   Australia                                         283,877
       75,000   Telstra Corporation Ltd.                             350,665
                                                                ------------
                                                                     757,973
                                                                ------------
      Belgium -- 1.9%
        2,300   Barco Industries                                     645,357
       16,200   Lernout & Hauspie Speech
                   Products NV+                                      528,525
                                                                ------------
                                                                   1,173,882
                                                                ------------
      China\Hong Kong -- 1.4%
      150,000   New World Infrastructure Ltd.                        219,746
    3,248,000   RNA Holdings Ltd.                                    310,228
    1,200,000   Yanzhou Coal Mining
                   Company Ltd.                                      201,353
      700,000   Zhejiang Expressway
                   Company, Ltd.                                     141,850
                                                                ------------
                                                                     873,177
                                                                ------------
      Denmark -- 0.9%
        4,100   Novo Nordisk AS, Series B                            541,144
                                                                ------------
      Finland -- 5.3%
        9,000   Nokia Ab Oy, Series A                              1,094,332
       61,000   Raisio Group                                         669,935
       18,400   Sampo Insurance, A Shares                            698,255
       20,000   Tieto Corporation, B Shares                          890,371
                                                                ------------
                                                                   3,352,893
                                                                ------------
      France -- 11.4%
        6,300   AXA Company                                          912,717
        9,200   Banque Nationale de Paris                            757,260
        2,300   Canal Plus                                           627,347
        3,000   Castorama Dubois                                     684,135
        4,600   Elf Aquitaine SA                                     531,497
       15,000   Lagardere Group                                      637,185
        3,800   Publicis SA                                          679,664
       13,700   Rhone Poulenc                                        704,725
       12,500   SGS-Thomson
                   Microelectronics NV+                              983,724
        3,300   Suez Lyonnaise des Eaux                              677,589
                                                                ------------
                                                                   7,195,843
                                                                ------------
      Germany -- 3.1%
          600   Bayerische Motoren Werke
                   (BMW)                                             465,499
          180   Bayerische Motoren Werke
                   (BMW)                                             133,385
        7,400   Bayerische Vereinsbank AG                            579,443
        7,000   Mannesmann AG                                        802,232
                                                                ------------
                                                                   1,980,559
                                                                ------------
      Ireland -- 1.2%
       14,000   Global TeleSystems Group,
                   Inc.+                                             780,500
                                                                ------------
      Italy -- 4.1%
      335,000   Banca Di Roma                                        567,299
       90,000   ENI                                                  587,862
       90,000   Telecom Italia                                       767,486
      111,000   Unicredito Italiano                                  657,561
                                                                ------------
                                                                   2,580,208
                                                                ------------
      Japan -- 21.5%
       12,000   Andor Company Ltd.                                    33,649
       35,000   ANRITSU Corporation                                  283,282
       21,000   Arrk Corporation                                     111,455
       16,000   Computer Engineering &
                   Consulting Ltd.                                   237,912
       15,000   Consec Corporation                                    35,958
       13,800   Credit Saison Company Ltd.                           339,965
          100   DDI Corporation                                      371,517
       27,000   FCC Company Ltd.                                     316,453
       17,000   Fuji Machine MFG Company Ltd.                        536,842
       50,000   Fujisawa Pharmaceutical
                   Company Ltd.                                      707,652
        3,000   Futaba Corporation                                   117,559
        6,500   Keyence Corporation                                  799,204
          100   Kitagawa Industries Company
                   Ltd.                                                  708
       20,000   Kokuyo Company                                       269,084
       15,000   Marui Company Ltd.                                   288,589
       19,000   Meitec Corporation                                   473,950
       48,000   Minebea Company Ltd.                                 549,421
       76,000   Mitsubishi Heavy Industries                          295,798
       15,000   Mitsumi Electric Company Ltd.                        317,116
       14,000   Murata Manufacturing
                   Company Ltd.                                      580,805
       25,000   Namco                                                501,990
           30   Net One Systems Company Ltd.                         114,109
        9,400   Nichiei Company Ltd.                                 748,341
       54,000   Nikko Securities Company Ltd.                        150,464
           14   Nippon Telegraph &
                   Telephone Corporation                             107,988
            4   NTT Mobile Communication
                   Network, Inc.                                     164,529
        7,000   Promise Company Ltd.                                 364,087
       57,000   Ricoh Company Ltd.                                   525,378
        8,000   Rohm Company                                         728,173
       20,000   Shin-Etsu Chemical Company
                   Ltd.                                              481,203
        7,000   Sony Corporation                                     509,597
       28,000   Sumitomo Bank Ltd.                                   287,306
       32,000   Sumitomo Electric Industries                         359,770
       41,000   Sumitomo Trust & Banking                             108,801
       36,000   The Bank of Tokyo-Mitsubishi,
                   Ltd.                                              372,579
        9,000   Tokyo Electron Ltd.                                  341,530
       43,000   Ube-Nitto Kasei Company Ltd.                         151,765
       15,000   World Company, Ltd.                                  647,501
       47,000   Yamato Kogyo Company, Ltd.                           271,897
                                                                ------------
                                                                  13,603,927
                                                                ------------
      Netherlands -- 4.7%
       30,000   ABN AMRO Holdings                                    630,755
       15,355   Equant NV                                          1,068,067
       12,500   Getronics NV                                         618,779
       11,000   ING Groep                                            670,410
                                                                ------------
                                                                   2,988,011
                                                                ------------
      Portugal -- 2.4%
       24,300   Banco Comercial Portugues,
                   SA (BCP)                                          747,418
        3,700   Telecel-Comunicacaoes
                   Pessoais, SA                                      756,673
                                                                ------------
                                                                   1,504,091
                                                                ------------
      Singapore -- 0.7%
       11,300   Creative Technology Ltd.                             159,473
       20,000   Development Bank of
                   Singapore Ltd.                                    180,497
       20,000   Overseas-Chinese Banking
                   Corp. Ltd.                                        135,675
                                                                ------------
                                                                     475,645
                                                                ------------
      Slovakia -- 0.1%
        2,000   Slovnaft AS, GDR                                      35,859
                                                                ------------
      South Korea -- 1.3%
          100   Korea Telecom Corporation+                             3,159
        7,575   Pohang Iron & Steel
                   Company, Ltd.                                     127,828
       10,000   Samsung Electronics                                  670,823
                                                                ------------
                                                                     801,810
                                                                ------------
      Spain -- 3.3%
       32,000   Argentaria SA                                        827,470
       25,000   Cortefiel SA                                         657,895
       14,000   Telefonica de Espana SA                              621,587
                                                                ------------
                                                                   2,106,952
                                                                ------------
      Sweden -- 4.1%
       17,000   Autoliv, Inc., ADR                                   608,876
       30,000   Ericsson (L.M.) Telephone
                   Company, Class B                                  712,633
      105,000   Nordbanken Holding AB                                672,017
       81,000   Orvitus, Series B                                    588,199
                                                                ------------
                                                                   2,581,725
                                                                ------------
      Switzerland -- 6.3%
        1,451   Adecco SA                                            662,282
          500   Novartis AG                                          982,747
           70   Roche Holdings AG                                    854,044
        2,500   UBS AG-- Registered                                  767,999
          950   Zurich Allied AG                                     703,320
                                                                ------------
                                                                   3,970,392
                                                                ------------
      United Kingdom -- 20.7%
       65,541   BAA Plc                                              769,854
      120,999   BBA Group Plc                                        749,836
       50,000   BP Amoco Plc                                         744,310
       34,000   CGU Plc                                              536,069
       88,000   Compass Group Plc                                  1,004,419
       20,000   HSBC Holdings Plc                                    498,219
       65,000   Kwik-Fit Holdings Plc                                521,058
       30,000   Laporte Plc                                          233,760
       80,000   Lloyds TSB Group Plc                               1,139,060
       35,000   National Westminster Bank Plc                        677,438
      104,000   Norwich Union Plc                                    756,803
       48,000   Royal & Sun Alliance
                   Insurance Group Plc                               390,763
       80,000   Sema Group Plc                                       788,171
       80,000   Senior Engineering Group Plc                         152,849
      115,000   Smithkline Beecham Plc                             1,593,817
       70,000   Vodafone Group Plc                                 1,137,398
       10,000   Whitbread Plc                                        128,260
      132,692   Williams Plc                                         758,366
       12,000   Zeneca Group Plc                                     522,745
                                                                ------------
                                                                  13,103,195
                                                                ------------
TOTAL COMMON STOCKS
    (Cost $53,774,675)                                            60,407,786
                                                                ------------
PREFERRED STOCKS -- 2.4%
      Germany -- 2.4%
       12,000   Fresenius Medical Care AG                            558,022
          300   Porsche AG                                           684,028
          575   SAP AG                                               274,355
                                                                ------------
                                                                   1,516,405
                                                                ------------
TOTAL PREFERRED STOCKS
    (Cost $1,333,527)                                              1,516,405
                                                                ------------
RIGHTS -- 0.0% #
    (Cost $0)
      Spain -- 0.0% #
       14,000   Telefonica SA, Bonus Rights                           12,412
                                                                ------------
REPURCHASE AGREEMENT -- 1.9%
    (Cost $1,161,000)
    $1,161,000   Agreement with State Street
                     Bank and Trust Company,
                     4.850% dated 12/31/1998,
                     to be repurchased at
                     $1,161,626 on 01/04/1999,
                     collateralized by $970,000
                     U.S. Treasury Bond, 7.250%
                     maturing 05/15/2016
                     (value $1,185,819)                            1,161,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $1,365,000)                          2.2%                1,365,000
                                              ----              ------------
TOTAL INVESTMENTS
    (Cost $57,634,202*)                      102.1%               64,462,603
OTHER ASSETS AND
    LIABILITIES (Net)                         (2.1)               (1,297,668)
                                              ----              ------------
NET ASSETS                                   100.0%             $ 63,164,935
                                              ====              ============

---------
*  Aggregate cost for Federal tax purposes.
** Cash and Non-Cash Collateral:
   As of December 31, 1998, the market value of the securities on loan is $1,309,025. Collateral received for securities loaned includes $427,443 in U.S. Government securities and the remaining $937,557 invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+  Non-income producing security.
#  Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR    -- American Depository Receipt
GDR    -- Global Depository Receipt

                     See Notes to Financial Statements.

Munder Framlington International Growth Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)
     (Continued)
-----------------------------------------------------------------------------

At December 31, 1998 sector diversification of the Munder Framlington International Growth Fund was as follows:

                                          % of
                                         Net Assets     Value
                                         ----------     -----
COMMON STOCKS:
Banking & Financial Services .........     18.6%       $11,725,828
Telecommunications ...................     12.5          7,895,435
Electronics ..........................     10.4          6,578,804
Drugs & Health Care ..................      8.2          5,202,148
Insurance ............................      6.3          3,997,926
Machinery ............................      3.4          2,131,897
Automotive ...........................      3.2          2,045,272
Oil & Gas ............................      3.0          1,899,527
Electric & Electrical Equipment ......      2.9          1,820,679
Food & Beverage ......................      2.7          1,674,355
Retail ...............................      2.6          1,630,619
Diversified Industrial ...............      2.5          1,548,400
Chemicals ............................      2.5          1,571,453
Computers ............................      2.0          1,291,915
Software .............................      1.8          1,128,283
Building Construction ................      1.4            897,335
Industrial Machinery .................      1.3            802,232
Building & Building Materials ........      1.2            748,341
Air Travel ...........................      1.2            769,854
Advertising ..........................      1.1            679,664
Business Services ....................      1.0            662,282
Broadcasting & Advertising ...........      1.0            627,348
Apparel & Textiles ...................      1.0            647,501
Pharmaceuticals & Medical
   Supplies ..........................      0.9            588,199
Entertainment ........................      0.8            501,990
Manufacturing ........................      0.4            271,636
Forest Paper & Products ..............      0.4            269,084
Metals and Mining ....................      0.3            201,353
Communication Services ...............      0.3            164,529
Miscellaneous ........................      0.7            433,897
                                           ----         ----------
TOTAL COMMON STOCKS ..................     95.6         60,407,786
PREFERRED STOCKS .....................      2.4          1,516,405
RIGHTS ...............................      0.0#            12,412
REPURCHASE AGREEMENT .................      1.9          1,161,000
OTHER INVESTMENTS ....................      2.2          1,365,000
                                           ----         ----------
TOTAL INVESTMENTS ....................    102.1         64,462,603
OTHER ASSETS AND
   LIABILITIES (Net) .................     (2.1)        (1,297,668)
                                           ----         ----------
NET ASSETS ...........................    100.0%       $63,164,935
                                           ====         ==========
---------

#  Amount represents less than 0.1% of net assets.

                      See Notes to Financial Statements.
Munder Bond Fund
  Portfolio of Investment, December 31,1998 (Unaudited)


Princial
Amount                                                           Value
---------                                                        -----
ASSET-BACKED SECURITIES -- 7.8%

     $ 336,286  Merrill Lynch Mortgage
                   Investors, Inc., Series 87-C,
                   Class A,
                   10.100% due 11/15/2007                          $ 337,755
     5,500,000  Residential Accredit Loans, Inc.,
                   Series 1997 QS5 Class A 5,
                   7.250% due 06/25/2027                           5,533,935
                Standard Credit Card Master
                   Trust, Class A:
     6,000,000     Series 1995-10,
                   5.900% due 02/07/2001                           6,002,580
     5,940,000     Series 1994-2,
                   7.250% due 04/07/2008                           6,523,308
     2,300,000  Union Acceptance Corporation,
                   Class A3:
                   Series 1996-C,
                   6.630% due 10/08/2003+                          2,360,214
                                                                ------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $20,192,466)                                             20,757,792
                                                                ------------
COLLATERALIZED MORTGAGE OBLIGATIONS
  (CMO) -- 3.8%
     5,000,000  Federal Home Mortgage
                   Corporation, Series #1541,
                   Class F,
                   6.250% due 05/15/2019                           5,028,250
     1,925,000  Federal Home Mortgage
                   Corporation, Series 1702-A,
                   Class PD,
                   6.500% due 04/15/2022                           1,982,365
     3,066,000  Federal Home Mortgage
                   Corporation, Series 1752
                   Class K,
                   8.000% due 07/15/2007                           3,117,264
                                                                ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMO)
    (Cost $10,013,372)                                            10,127,879
                                                                ------------
CORPORATE BONDS AND NOTES -- 48.1%
      Drugs -- 2.7%
     6,400,000  Eli Lilly and Company,
                   8.375% due 02/07/2005                           7,292,000
                                                                ------------
      Finance -- 17.8%
     5,072,000  ACC Consumer Finance
                   Corporation,
                   10.250% due 12/01/2003                          5,369,980
     4,000,000  AT&T Capital Corporation, MTN,
                   6.490% due 05/17/1999                           4,006,240
        17,196  Bank of America National Trust,
                   9.000% due 03/01/2008                              18,028
     3,830,000  Block Financial Corporation,
                   6.750% due 11/01/2004                           3,929,082
     5,500,000  CIT Group, Inc., Class A,
                   5.625% due 10/15/2003                           5,466,395
     4,500,000  Countrywide Capital III,
                   Subordinated Capital Income,
                   Secs Series B,
                   8.050% due 06/15/2027++                         4,902,120
     2,500,000  Ford Motor Credit Company,
                   6.550% due 09/10/2002                           2,577,725
     4,600,000  General Electric Capital
                   Corporation,
                   8.850% due 04/01/2005                           5,424,044
     4,800,000  John Deere Credit, Inc.,
                   6.125% due 05/30/2003                           4,851,000
     4,520,000  Pitney Bowes Credit Corporation,
                   8.625% due 02/15/2008                           5,531,576
     4,850,000  Transamerica Capital III,
                   7.625% due 11/15/2037                           5,151,815
                                                                ------------
                                                                  47,228,005
                                                                ------------
      Finance -- Foreign -- 3.9%
     5,250,000  Abbey National Plc,
                   6.700% due 06/29/2049                           5,146,733
     5,000,000  Westdeutsche Landesbank,
                   6.750% due 06/15/2005                           5,136,850
                                                                ------------
                                                                  10,283,583
                                                                ------------
      Government Agency -- Foreign -- 2.0%
    $5,015,000  British Columbia Hydro Power Corporation,
                   12.500% due 01/15/2014                          5,228,438
                                                                ------------
      Industrial -- 15.3%
     4,000,000  American Greetings Corporation,
                   6.100% due 08/01/2028                           4,098,360
     3,895,000  Anheuser Busch Companies,
                   9.000% due 12/01/2009                           5,021,551
     5,500,000  Coca-Cola Enterprises,
                   6.625% due 09/30/2002                           5,717,250
     6,725,000  Harris Corporation Delaware,
                   6.350% due 02/01/2028                           7,281,695
     5,000,000  IBM Corporation,
                   7.500% due 06/15/2013                           5,930,600
     4,500,000  Racers-Kellogg, Series 1998 144A,
                   5.750% due 02/02/2001++                         4,568,130
     3,500,000  Thermo Electron
                   Corporation, 144A,
                   4.250% due 01/01/2003++                         3,141,250
     4,400,000  Wal-Mart Stores,
                   8.625% due 04/01/2001                           4,716,580
                                                                ------------
                                                                  40,475,416
                                                                ------------
      Supranational -- 1.5%
     3,950,000  African Development Bank,
                   6.750% due 07/30/1999                           3,984,879
                                                                ------------
      Transportation -- 0.4%
     1,000,000  Consolidated Rail Corporation,
                   MTN,
                   7.000% due 07/01/1999                           1,007,820
                                                                ------------
      Utility -- Electric -- 4.5%
     2,500,000  Montana Power Company,
                   Series A, MTN,
                   8.680% due 02/07/2022                           2,805,975
     4,100,000  National Rural Utilities
                   Cooperative Finance, Note,
                   6.125% due 05/15/2005                           4,269,986
     4,700,000  Puget Sound Energy, Inc.,
                   7.020% due 12/01/2027                           4,891,243
                                                                ------------
                                                                  11,967,204
                                                                ------------
TOTAL CORPORATE BONDS AND NOTES
    (Cost 125,513,256)                                           127,467,345
                                                                ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS --  15.1%
      Federal Home Loan Mortgage Corporation (FHLMC) -- 0.6%
                FHLMC:
     1,229,035  Pool #E62394, Gold, 7.500%
                   due 09/01/2010                                  1,262,121
       296,683  Pool #200021, 10.500%
                   due 11/01/2000                                    312,799
                                                                ------------
                                                                   1,574,920
                                                                ------------
      Federal National Mortgage Association
          (FNMA) -- 9.2%
                FNMA:
     6,150,000  Remic Trust 1993 183 Class H,
                   6.500% due 03/25/2022                           6,309,654
     2,510,000  Remic Trust 1997 G1 Class K,
                   6.750% due 02/18/2004                           2,549,507
     4,400,000  Pool #380137,
                   7.280% due 03/01/2008                           4,884,000
     4,718,477  Remic Trust 1990-41 Class D,
                   9.500% due 04/25/2020                           5,067,645
     2,443,273  Pool #303105,
                   11.000% due 11/01/2020                          2,699,303
     2,487,209  Pool #100081,
                   11.500% due 08/20/2016                          2,799,677
                                                                ------------
                                                                  24,309,786
                                                                ------------
      Government Agency -- Debentures -- 1.8%
     4,600,000  Tennessee Valley Authority,
                   6.375% due 06/15/2005                           4,860,360
                                                                ------------
      Government National Mortgage Association
       (GNMA) -- 3.5% GNMA:
     3,861,095  Pool #371438,
                   6.500% due 01/15/2024                           3,899,397
     1,728,418  Pool #780584,
                   7.000% due 06/15/2027                           1,769,416
     3,375,726  Pool #780840,
                   8.500% due 07/20/2028                           3,553,796
                                                                ------------
                                                                   9,222,609
                                                                ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $39,133,712)                                             39,967,675
                                                                ------------
U.S. TREASURY OBLIGATIONS -- 23.0%
      U.S. Treasury Bonds -- 13.6%
     $6,069,000  3.625% due 04/15/2028, TIPS                       5,892,574
     24,725,000  6.875% due 08/15/2025                            30,026,287
                                                                ------------
                                                                  35,918,861
                                                                ------------
      U.S. Treasury Notes -- 9.4%
     12,500,000  6.250% due 02/15/2007                            13,741,750
      9,680,000  7.875% due 11/15/2004                            11,210,408
                                                                ------------
                                                                  24,952,158
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $58,884,562)                                            60,871,019
                                                                ------------
REPURCHASE AGREEMENT -- 0.7%
    (Cost $1,893,000)
     $1,893,000   Agreement with State Street Bank
                     and Trust Company, 4.850% dated
                     12/31/1998, to be repurchased at
                     $1,894,020 on 01/04/1999,
                     collateralized by $1,275,000
                     U.S. Treasury Bond, 9.875%
                     maturing 11/15/2015
                     (value $1,936,668)                            1,893,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $28,124,530)                        10.6%               28,124,530
                                              ----              ------------
TOTAL INVESTMENTS
    (Cost $283,754,898*)                     109.1%              289,209,240
OTHER ASSETS AND
    LIABILITIES (Net)                         (9.1)              (24,121,041)
                                               ----              ------------
NET ASSETS                                   100.0%             $265,088,199
                                             =====              ============
---------
  * Aggregate cost for Federal tax purposes.
 ** As of December 31, 1998, the market value of the securities on loan is $27,310,471. Collateral received for securities loaned of $28,124,530 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Floating rate note. The interest shown reflects the rate currently in effect.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
MTN -- Medium Term Note
TIPS -- Treasury Inflation-Protection Security

Munder Intermdiate Bond Fund
   Portfoilo of Investments, December 31, 1998 (Unaudited)

Principal
Amount                                                            Value
--------                                                          -----

ASSET-BACKED SECURITIES -- 10.5%
     $ 5,000,000   American Express Credit
                      Account Master,
                      Series 96 Class A,
                      6.800% due 12/15/2003                      $ 5,164,200
       5,000,000   Banc One Credit Card Master
                      Trust, Series1995-A Class A,
                      6.150% due 07/15/2002                        5,068,250
       5,500,000   Charming Shoppes Master
                      Trust, Series 1194-1, Class A,
                      7.000% due 04/15/1999                        5,524,255
      10,000,000   Chemical Master Credit Card,
                      Trust 1,
                      6.230% due 06/15/2003                       10,170,800
       5,405,000   Contimortgage Home
                      Equity Loan,
                      1997 2 Passthru
                      Certificate Class A9,
                      7.090% due 04/15/2028                        5,653,684
       9,405,000   CWMBS, Mortgage Passthru
                      Series 1996 I Class A6,
                      7.750% due 09/25/2026                        9,436,977
       4,675,444   Prudential Financing
                      Corporation,
                      Series 1998 Class A1,
                      6.105% due 11/15/2002                        4,711,960
       1,666,667   Sears Credit Company, Master
                      Trust, Series 1995-4A,
                      6.250% due 01/15/2003++                      1,667,700
      11,320,000   Standard Credit Card
                      and Trust,
                      Series 1990-6A,
                      7.850% due 02/07/2002                       11,631,639
                                                                ------------
TOTAL ASSET-BACKED SECURITIES
(Cost $59,104,093)                                                59,029,465
                                                                ------------
CORPORATE BONDS AND NOTES -- 34.8%
      Banking and Financial Services -- 14.2%
      10,000,000   America Express Bank, Ltd.,
                      5.850% due 02/10/2004+                       9,638,740
      10,000,000   American General Finance
                      Corporation, MTN,
                      6.180% due 05/12/2003                      10,179,900
                   Associates Corporation
                   of North America:
       5,000,000     6.000% due 03/15/2000                         5,036,000
       2,570,000     MTN,
                      8.250% due 10/15/2004                        2,911,604
      11,500,000   AT&T Capital Corporation,
                      MTN, 6.180% due
                      12/03/1999                                  11,513,340
      10,000,000   Countrywide Home Loans
                      Inc., MTN,
                      5.620% due 10/16/2000                       10,005,700
                   Ford Motor Credit Corporation:
       9,425,000     6.250% due 11/08/2000                         9,567,600
       2,400,000     6.500% due 02/15/2006                         2,519,064
       2,750,000   International Lease Finance
                      Corporation,
                      5.500% due 01/15/1999                        2,750,193
       5,000,000   Kimco Realty Corporation,
                      MTN,
                      5.702% due 08/17/1999                        5,000,000
       3,360,000   Swiss Bank Corporation,
                      7.250% due 09/01/2006                        3,659,746
       2,530,700   Textron Financial Corporation
                      Receivables,
                      6.050% due 03/16/2009                        2,544,062
       4,000,000   U.S. Leasing International,
                      MTN,
                      9.880% due 03/06/2001                        4,382,680
                                                                ------------
                                                                  79,708,629
                                                                ------------
      Foreign -- 7.4%
       6,030,000   Abbey National Plc,
                      6.700% due 06/29/2049                        5,911,390
      10,000,000   Halifax Building Society,
                      6.000% due 02/26/2008                       10,300,000
      10,140,000   Tyco International Group,
                      6.375% due 06/15/2005                       10,305,485
       5,000,000   US Central Credit Union,
                      EMTN,
                      6.000% due 05/21/2003                        5,132,500
      10,000,000   Westdeutsche Landesbank,
                      6.750% due 06/15/2005                       10,273,700
                                                                ------------
                                                                  41,923,075
                                                                ------------
      Industrial -- 9.6%
       2,500,000   American Greetings
                      Corporation,
                      6.100% due 08/01/2028                        2,561,475
       4,178,000   Anheuser-Busch Companies,
                      9.000% due 12/01/2009                        5,386,403
       4,119,760   Chevron Corporation,
                      Trust Fund,
                      8.110% due 12/01/2004                        4,439,742
       4,950,000   General Motors Corporation,
                      6.600% due 01/17/2001                        5,055,088
      10,000,000   Merck & Co,
                      5.760% due 05/03/2037                       10,404,200
       4,000,000   Pitney Bowes Inc.,
                      5.950% due 02/01/2005                        4,112,800
      10,000,000   Racers-Kellogg,
                      Series 1998-1 144A,
                      5.750% due 02/02/2001                       10,151,400
       2,000,000   Thermo Electron Corporation,
                      4.250% due 01/01/2003                        1,795,000
       7,125,000   Thermolase Corporation,
                      4.375% due 08/05/2004                        5,700,000
       4,100,000   Times Mirror Co.,
                      6.610% due 09/15/2027                        4,311,191
                                                                ------------
                                                                  53,917,299
                                                                ------------
      Utility -- Electric -- 1.9%
       4,500,000   Montana Power
                      Company, MTN,
                      8.680% due 02/07/2022                        5,050,755
       5,925,000   National Rural Utilities, MTN,
                      5.540% due 12/15/2005                        5,904,855
                                                                ------------
                                                                  10,955,610
                                                                ------------
      Utility -- Telephone -- 1.7%
       9,500,000   Michigan Bell Telephone,
                      5.875% due 09/15/1999                        9,551,775
                                                                ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $194,488,782)                                            196,056,388
                                                                ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS --   34.1%
      Federal Home Loan Mortgage Corporation
          (FHLMC) -- 2.5%
                   FHLMC:
       2,771,337   8.000% due 03/01/2028                           2,869,193
       4,005,360   Pool #A00813,
                      9.000% due 10/01/2020                        4,206,869
         882,209   Pool #E61740,
                      9.000% due 04/01/2010                          922,129
       3,090,265   Pool #F70013, Gold,
                      7.000% due 12/01/2011                        3,156,984
       2,646,905   Pool #G50249, REMIC,
                      8.500% due 03/01/2000                        2,713,052
                                                                ------------
                                                                  13,868,227
                                                                ------------
      Federal National Mortgage Association
          (FNMA) -- 10.3%
                   FNMA:
       3,100,000   6.970% due 04/08/2004                           3,353,828
      11,007,642   6.000% due 02/01/2013                          11,035,161
      11,672,753   6.000% due 06/01/2013                          11,701,935
      12,945,309   6.000% due 05/01/2018                          12,924,985
       9,333,268   6.000% due 03/01/2028                           9,210,722
       2,438,833   Pool #070225,
                      7.500% due 08/01/2018                        2,499,316
       7,277,967   Pool #250550,
                      6.500% due 05/01/2026                        7,324,837
                                                                ------------
                                                                  58,050,784
                                                                ------------
      Government Agency Debentures -- 18.8%
      50,000,000   AID-Israel,
                      0.000% due 02/15/2004                       38,711,500
       8,250,000   Federal Farm Credit Bank,
                      5.950% due 05/18/2005                        8,549,723
                   FNMA:
       7,450,000   Benchmark Note,
                      5.750% due 06/15/2005                        7,692,125
      10,225,000   MTN,
                      5.650% due 06/12/2000                       10,319,274
      17,750,000   MTN,
                      Pool #122712,
                      6.720% due 08/01/2005                       19,163,610
      10,950,000   SallieMae Student Loan Trust,
                      5.208% due 01/25/2010                       10,785,750
      10,000,000   Tennessee Valley Authority,
                      6.375% due 06/15/2005                       10,566,000
                                                                ------------
                                                                 105,787,982
                                                                ------------
      Government National Mortgage Association
          (GNMA) -- 2.0%
                   GNMA:
       2,179,050   Pool #780077,
                      8.000% due 03/15/2025                        2,260,721
       8,610,969   Pool #780840,
                      8.500% due 07/20/2028                        9,065,197
                                                                ------------
                                                                  11,325,918
                                                                ------------
      Small Business Administration (SBA) -- 0.5%
       2,839,634   SBA, Pool #502796,
                      6.000% due 11/25/2019                        2,843,184
                                                                ------------
TOTAL U.S. GOVERNMENT AGENCY   OBLIGATIONS
  (Cost $186,265,907)                                            191,876,095
                                                                ------------
U.S. TREASURY OBLIGATIONS -- 17.7%
      U.S. Treasury Bonds -- 2.6%
      15,172,500   U.S. Treasury Bonds,
                      3.625% due
                      04/15/2028, TIPS                            14,731,435
                                                                ------------
      U.S. Treasury Notes -- 15.1%
     $14,500,000   7.750% due 01/31/2000                          14,963,130
      14,800,000   6.625% due 07/31/2001                          15,515,284
      28,650,000   7.500% due 11/15/2001                          30,827,973
      11,000,000   5.750% due 08/15/2003                          11,485,100
       6,420,000   7.875% due 11/15/2004                           7,435,002
       2,000,000   7.000% due 07/15/2006                           2,282,140
       2,500,000   6.250% due 02/15/2007                           2,748,350
                                                                ------------
                                                                  85,256,979
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $99,451,053)                                              99,988,414
                                                                ------------
REPURCHASE AGREEMENT -- 1.8%
  (Cost $10,386,000)
     $10,386,000   Agreement with State Street
                      Bank and Trust Company,
                      4.850% dated 12/31/1998, to be
                      repurchased at $10,391,597 on
                      01/04/1999, collateralized by
                      $6,975,000 U.S. Treasury Note,
                      9.875% maturing 11/15/2015
                      (value $10,594,711)                         10,386,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $63,119,491)                        11.2%               63,119,491
                                              ----              ------------
TOTAL INVESTMENTS
    (Cost $612,815,326*)                     110.1%              620,455,853
OTHER ASSETS AND
    LIABILITIES (Net)                        (10.1)              (57,025,285)
                                              ----              ------------
NET ASSETS                                   100.0%             $563,430,568
                                              ====              ============


  * Aggregate cost for Federal tax purposes.
 ** As of December 31, 1998, the market value of the securities on loan is $61,841,147. Collateral received for securities loaned of $63,119,491 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Floating rate note. The interest rate shown reflects the rate currently in effect.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
EMTN  -- Euro Medium Term Note
MTN   -- Medium Term Note
TIPS  -- Treasury Inflation Protection Security

Munder International Bond Fund
  Portfolio of Investments, December 31, 1998 (Unaudited)

Principal
Amount                                                                Value
------                                                                -----
FOREIGN BONDS AND NOTES -- 89.5%
Australia -- 2.3%
    Government -- 2.3%
 AUD    2,000,000 Queensland Treasury Corporation,
                   Government Bond, Series 5,
                   6.500% due 06/14/2005                         $ 1,308,247
                                                                ------------
Belgium -- 3.7%
    Government -- 3.7%
 BEF   61,000,000 Kingdom of Belgium, Series 10,
                    8.750% due 06/25/2002                          2,069,977
                                                                ------------
Canada -- 3.9%
    Government -- 3.9%
 CAD    3,000,000 Government of Canada,
                    7.500% due 12/01/2003                          2,191,344
                                                                ------------
Denmark -- 5.1%
    Government -- 5.1%
 DKK   15,750,000 Kingdom of Denmark,
                    8.000% due 05/15/2003                          2,870,948
                                                                ------------
Finland -- 1.3%
    Government -- 1.3%
 FIM    3,000,000 Republic of Finland,
                    9.500% due 03/15/2004                            752,085
                                                                ------------
France -- 17.4%
    Finance -- 3.9%
 FRF   12,000,000 Caisse Refinance Hypo,
                    8.500% due 03/05/1999                          2,163,691
    Government    -- 9.6%
                    Government of France:
       22,500,000   5.500% due 04/25/2007                          4,475,049
        3,600,000   8.500% due 12/26/2012                            939,727
    Supranational -- 3.9%
       12,000,000 Eurofima,
                    5.625% due 11/25/1999                          2,194,734
                                                                ------------
                                                                   9,773,201
                                                                ------------
Germany -- 17.8%
    Finance -- 4.7%
 DEM    2,600,000 Bayerische Vereinsbank New York,
                   Global Bond,
                    4.500% due 06/24/2002                          1,610,920
        1,700,000 Sudwest LB Capital Markets,
                    5.000% due 02/08/1999                          1,021,671
    Government -- 11.2%
        6,750,000 Federal Republic of Germany,
                    5.625% due 01/04/2028                          4,564,533
        2,500,000 Federal Republic of Germany, Series 95,
                    6.500% due 10/14/2005                          1,746,820
    Supranational -- 1.9%
        1,750,000 International Bank of Reconstruction
                  & Development,
                    7.250% due 10/13/1999                          1,081,753
                                                                ------------
                                                                  10,025,697
                                                                ------------
Italy -- 3.3%
    Government -- 3.3%
 ITL2,500,000,000 Government of Italy,
                    8.500% due 04/01/2004                          1,850,525
                                                                ------------
Japan -- 23.1%
    Government -- 15.0%
                  Government of Japan:
 JPY  735,000,000   1.700% due 09/22/2008                          6,332,508
      230,000,000   5.000% due 09/20/1999                          2,099,128
    Supranational -- 8.1%
      230,000,000 Asian Development Bank,
                    5.000% due 02/05/2003                          2,323,144
      220,000,000 Interamerican Development Bank,
                    6.000% due 10/30/2001                          2,209,390
                                                                ------------
                                                                  12,964,170
                                                                ------------
Netherlands -- 4.7%
    Government -- 4.7%
 NLG    4,300,000 Government of Netherlands, Series 2,
                    8.250% due 06/15/2002                          2,643,583
                                                                ------------
Sweden -- 2.7%
    Government -- 2.7%
 SEK   10,500,000 Government of Sweden, Series 1038,
                    6.500% due 10/25/2006                          1,496,736
                                                                ------------
United Kingdom -- 4.2%
    Government -- 1.8%
 GBP     500,000  UK Gilts,
                    7.500% due 12/07/2006                            995,182
    Supranational -- 2.4%
         750,000  European Investment Bank,
                    8.500% due 11/06/2001                          1,347,970
                                                                ------------
                                                                   2,343,152
                                                                ------------
TOTAL FOREIGN BONDS AND NOTES
  (Cost $47,248,782)
                                                                  50,289,665
                                                                ------------
GOVERNMENT AGENCY OBLIGATIONS -- 6.4%
 GBP     600,000  Federal National Mortgage Association,
                    Global Bond,
                    6.875% due 06/07/2002                          1,048,679
 DEM    3,700,000 Tennessee Valley Authority, Global Bond,
                    6.375% due 09/18/2006                          2,537,562
                                                                ------------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
  (Cost $3,310,642)                                                3,586,241
                                                                ------------
REPURCHASE AGREEMENT -- 1.7%
  (Cost $969,000)
 U.S.   $969,000 Agreement with State Street Bank and Trust
                  Company, 4.850% dated 12/31/1998, to be
                  repurchased at $969,522 on 01/04/1999,
                  collateralized by $810,000 U.S. Treasury Bond,
                  7.250% maturing 05/15/2016 (value
                  $990,220)                                          969,000
                                                                ------------
TOTAL INVESTMENTS (Cost $51,528,424*)          97.6%              54,844,906
OTHER ASSETS AND LIABILITIES (Net)              2.4                1,337,297
                                              -----             ------------
NET ASSETS                                    100.0%            $ 56,182,203
                                              =====             ============

*  Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AUD -- Australian Dollar
BEF -- Belgian Francs
CAD -- Canadian Dollar
DEM -- German Deutsche Mark
DKK -- Danish Krone
FIM -- Finnish Markka
FRF -- French Franc
GBP -- Great British Pound
ITL -- Italian Lira
JPY -- Japanese Yen
NLG -- Netherlands Guilder
SEK -- Swedish Krona

                     See Notes to Financial Statement.
Munder U.S. Government Income Fund
  Portfolio of Investments, December 31, 1998 (Unaudited)

Principal
Amount                                                            Value
------                                                            -----
ASSET-BACKED SECURITY -- 1.7%
  (Cost $4,954,528)
     $ 5,000,000  Residential Accreditation
                     Loans, Inc., Class A4,
                     Series 1997-QS3,
                     7.750% due 04/25/2027                       $ 5,060,850
                                                                ------------
CORPORATE BONDS AND NOTES -- 0.0% (DELTA)
   (Cost $16,769)
      Finance -- 0.0% (DELTA)
          17,188  BankAmerica National Trust,
                     9.000% due 03/01/2008                            18,020
                                                                ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS --
  83.9%
      Federal Home Loan Bank (FHLB) -- 0.9%
       2,500,000  FHLB,
                  5.800% due 09/02/2008                            2,583,800
                                                                ------------
      Federal Home Loan Mortgage Corporation
            (FHLMC) -- 43.1%
                  FHLMC:
       7,000,000  6.500% due 04/15/2007                            7,142,170
       2,015,606  Pool #A01048, Gold,
                     8.500% due 02/01/2020                         2,102,075
       6,169,278  Pool #E00160, Gold,
                     7.000% due 11/01/2007                         6,294,884
       1,446,965  Pool #G00479, Gold,
                     9.000% due 04/01/2025                         1,521,874
       5,500,000  Series 1399, Class Q,
                     7.000% due 02/15/2021                         5,670,115
       1,000,000  Series 1452, Class PH,
                     6.500% due 06/15/2006                         1,016,580
       5,800,000  Series 1503, Class PK,
                     7.000% due 03/15/2022                         6,037,394
       5,000,000  Series 1574, Class G,
                     6.500% due 04/15/2021                         5,112,500
       9,150,000  Series 1574, Class PG,
                     6.500% due 02/15/2021                         9,362,737
       3,000,000  Series 16, Class PM,
                     6.500% due 04/25/2021                         3,040,920
       5,000,000  Series 1603, Class J,
                     6.500% due 07/15/2023                         5,068,750
       3,375,000  Series 1610, Class PM,
                     6.250% due 04/15/2022                         3,439,328
       4,300,000  Series 1617, Class C,
                     6.500% due 02/15/2023                         4,310,750
       4,845,000  Series 1619, Class B,
                     6.400% due 01/15/2023                         4,961,571
       3,720,000  Series 1633, Class PL,
                     6.500% due 03/15/2023                         3,804,853
       2,000,000  Series 1650, Class H,
                     6.250% due 10/15/2022                         2,032,500
       6,635,000  Series 1669, Class G,
                     6.500% due 02/15/2023                         6,830,732
       3,000,000  Series 1671, Class F,
                     6.250% due 03/15/2022                         3,022,080
       3,800,000  Series 1674, Class VC,
                     6.300% due 06/15/2006                         3,819,950
       4,811,145  Series 1685, Class G,
                     6.000% due 09/15/2023                         4,877,106
       8,560,000  Series 1702A, Class PD,
                     6.500% due 04/15/2022                         8,815,088
       1,030,000  Series 1706, Class K,
                     7.000% due 03/15/2024                         1,063,248
       2,000,000  Series 1848, Class PE,
                     7.000% due 09/15/2025                         2,064,320
       8,943,000  Series 1865, Class PD,
                     7.000% due 12/15/2025                         9,237,225
       4,156,000  Series 1866, Class E,
                     7.000% due 01/15/2026                         4,281,553
       1,045,078  Series 1999, Class PN,
                     6.650% due 11/15/2022                         1,062,061
       5,000,000  Series 43, Class D,
                     10.000% due 06/15/2020                        5,414,050
       7,500,000  Series T-7, Class A6,
                     7.030% due 08/25/2028                         7,863,825
                                                                ------------
                                                                 129,270,239
                                                                ------------
      Federal Housing Authority/Veterans
          Administration (FHA/VA) -- 0.3%
         982,749  FHA, Azalea Garden,
                     8.500% due 09/01/2030                         1,006,704
                                                                ------------
      Federal National Mortgage Association
          (FNMA) -- 33.0%
                  FNMA:
         127,606  Pool #040305,
                     11.500% due 02/01/2014                          142,101
          40,402  Pool #058255,
                     11.500% due 11/01/2010                           44,995
          78,530  Pool #081585,
                     11.500% due 07/01/2012                           87,474
       1,520,800  Pool #100081,
                     11.500% due 08/20/2016                        1,711,858
         162,882  Pool #210448,
                     11.500% due 11/01/2015                          181,487
       1,636,565  Pool #303105,
                     11.000% due 11/01/2020                        1,808,060
         163,478  Pool #336457,
                     10.500% due 11/01/2020                          178,506
       2,950,000  Pool #375618,
                     6.420% due 12/01/2007                         3,085,405
         378,669  Series 1989-98, Class D,
                     9.200% due 04/25/2019                           379,177
       3,826,619  Series 1990-117, Class E,
                     8.950% due 10/25/2020                         4,039,149
       1,182,379  Series 1990-120, Class G,
                     9.000% due 11/25/2019                         1,187,558
       5,000,000  Series 1990-45, Class J,
                     9.500% due 05/25/2020                         5,481,250
       5,000,000  Series 1993-120, Class HA,
                     6.500% due 01/25/2021                         5,070,300
       6,000,000  Series 1993-139, Class H,
                     6.750% due 12/25/2021                         6,147,180
       7,500,000  Series 1993-144, Class C,
                     7.000% due 07/25/2019                         7,620,900
       2,000,000  Series 1993-160, Class BC,
                     6.500% due 09/25/2022                         2,050,680
       5,100,000  Series 1993-163, Class BJ,
                     7.000% due 07/25/2006                         5,298,798
       2,000,000  Series 1993-168, Class PG,
                     6.250% due 01/25/2020                         2,008,820
       3,000,000  Series 1993-198, Class T,
                     6.500% due 10/25/2023                         2,999,250
      10,319,600  Series 1993-226, Class PN,
                     9.000% due 05/25/2022                        11,654,647
       3,500,000  Series 1993-240, Class PD,
                     6.250% due 12/25/2013                         3,547,005
       2,000,000  Series 1993-83, Class VE,
                     6.600% due 12/25/2005                         2,038,380
       1,500,000  Series 1994-37, Class N,
                     6.500% due 03/25/2024                         1,520,070
       1,500,000  Series 1994-44, Class H,
                     6.500% due 08/25/2022                         1,529,055
       1,600,000  Series 1994-60, Class PJ,
                     7.000% due 04/25/2024                         1,647,744
       7,634,900  Series 1996-28, Class PJ,
                     6.500% due 12/25/2024                         7,791,721
       5,150,000  Series 1996-70, Class PJ,
                     6.500% due 02/25/2026                         5,085,007
       9,500,000  Series 1997-60, Class PD,
                     6.500% due 01/18/2024                         9,642,595
       5,000,000  Series G97-1, Class J,
                     6.750% due 02/18/2004                         5,055,450
                                                                ------------
                                                                  99,034,622
                                                                ------------
      Government National Mortgage Association
         (GNMA) -- 6.5% GNMA:
       2,696,514  Pool #780840,
                     8.500% due 07/20/2028                         2,838,755
      10,100,000  Series 1996-11, Class PD,
                     7.000% due 06/20/2025                        10,453,601
       6,000,000  Series 1996-9, Class PD,
                     7.000% due 01/20/2025                         6,203,100
                                                                ------------
                                                                  19,495,456
                                                                ------------
      Small Business Administration (SBA) -- 0.1%
         425,777  SBA, Pool # 503548,
                     5.375% due 11/25/2021+++                        426,841
                                                                ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $246,140,926)                                            251,817,662
                                                                ------------
U.S. TREASURY OBLIGATIONS -- 12.8%
      U.S. Treasury Bonds -- 12.6%
                  U.S. Treasury Bonds:
       1,800,000  8.750% due 11/15/2008                            2,100,348
       2,500,000  10.375% due 11/15/2012                           3,461,600
       4,000,000  8.125% due 08/15/2019                            5,342,640
      20,180,000  8.000% due 11/15/2021                           26,975,010
                                                                ------------
                                                                  37,879,598
                                                                ------------
      U.S. Treasury Notes -- 0.2%
         500,000  7.000% due 07/15/2006                              570,535
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $35,026,650)                                              38,450,133
                                                                ------------
REPURCHASE AGREEMENT -- 1.0%
  (Cost $2,965,000)
 $2,965,000     Agreement with State Street
                   Bank and Trust Company,
                   4.850% dated 12/31/1998 to
                   be repurchased at $2,966,598
                   on 01/04/1999, collateralized
                   by $2,475,000 U.S. Treasury
                   Bond, 7.250% maturing
                   05/15/2016 (value
                   $3,025,673)                                     2,965,000
                                                                ------------
OTHER INVESTMENTS**
    (Cost $29,166,553)                         9.7%               29,166,553
                                              -----             ------------
TOTAL INVESTMENTS
    (Cost $318,270,426*)                     109.1%              327,478,218
OTHER ASSETS AND
    LIABILITIES (Net)                         (9.1)              (27,320,376)
                                              -----              ------------
NET ASSETS                                   100.0%             $300,157,842
                                             =====              ============

---------
   *  Aggregate cost for Federal tax purposes.
  ** As of December 31, 1998, the market value of the securities on loan is $28,551,542. Collateral received for securities loaned of $29,166,553 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 +++ Variable rate security. The interest rate shown reflects the rate currently in effect.
   #  Amount represents less than 0.1% of net assets.

                   See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund
     Portfolio of Investments, December 31, 1998 (Unaudited)


                                                                                 Ratings
Principal                                                                   --------------------
Amount                                                                        S&P        Moody's               Value
---------                                                                   --------     -------             -------
MUNICIPAL BONDS AND NOTES -- 96.8%
     Michigan -- 96.8%
   $ 750,000  Allegan, Michigan, Public School District,
                 (AMBAC Insured),
                 5.000% due 05/01/2022                                          AAA          Aaa             $ 742,890
              Birmingham, Michigan, City School District:
   1,000,000    5.000% due 11/01/2018                                           AA+          Aa2             1,002,220
   1,000,000    7.000% due 11/01/2008                                           AA+          Aa2             1,199,180
   1,500,000  Cedar Springs, Michigan, Public School District,
                 (FSA Insured),
                 5.000% due 05/01/2024                                          AAA          Aaa             1,472,640
   1,000,000  Central Michigan University Revenue, (FGIC Insured),
                 5.500% due 10/01/2026                                          AAA          Aaa             1,101,900
     610,000  Clarkston, Michigan, Community Schools, GO, Pre-refunded,
                 5.750% due 05/01/2005                                          AAA          Aaa               673,800
     515,000  Clinton Township, Michigan Building Authority, Refunding,
                 (AMBAC Insured),
                 4.750% due 11/01/2012                                          AAA          NR                525,336
     600,000  Clintondale Community Schools, Michigan, GO,
                 5.250% due 05/01/2015                                          AA+          Aa2               616,080
              De Witt, Michigan, Public Schools, GO:
     750,000    4.700% due 05/01/2012                                           AAA          Aaa               740,243
   1,055,000    (AMBAC Insured, Q-SBLF),
                 5.500% due 05/01/2011                                          AAA          Aaa             1,159,719
     700,000  Dearborn School District, Michigan, GO, (MBIA Insured),
                 5.000% due 05/01/2014                                          AAA          Aaa               706,251
   1,300,000  Detroit, Michigan, City School District, Series C,
                 5.250% due 05/01/2011                                          AAA          Aaa             1,383,382
   1,055,000  Detroit, Michigan, Water Supply System,
                 (MBIA Insured), Series B,
                 5.400% due 07/01/2011                                          AAA          Aaa             1,145,730
              Detroit, Michigan, Water Supply Systems, Revenue:
     500,000    Series A,
                 5.000% due 07/01/2027                                          AAA          Aaa               491,900
     375,000    Series A,
                 5.750% due 07/01/2011                                          AAA          Aaa               419,696
   1,000,000  Dexter Community Schools, Michigan, GO,
                 5.100% due 05/01/2018                                          AAA          Aaa             1,024,740
   1,000,000  Eastern Michigan University Revenue, GO, (FGIC Insured),
                 5.500% due 06/01/2017                                          AAA          Aaa             1,057,930
   1,000,000  Ferris State University, Michigan, Revenue General,
                 (AMBAC Insured),
                 5.000% due 10/01/2023                                          AAA          Aaa               995,860
   1,000,000  Ferris State University, Michigan, Revenue Refunding,
                 (MBIA Insured),
                 5.250% due 10/01/2015                                          AAA          Aaa             1,034,000
              Grand Rapids, Michigan:
     500,000    Building Authority,
                 4.550% due 04/01/2010                                          AA-          Aa3               498,035
     705,000    Building Authority,
                 5.000% due 04/01/2016                                          AA-          Aa3               721,307
   1,000,000    Community College Refunding, GO, (MBIA Insured),
                 5.375% due 05/01/2019                                          AAA          Aaa             1,023,340
     635,000  Grand Valley, Michigan State University Revenue,
                 5.500% due 02/01/2018                                          AAA          NR                685,984
     500,000  Holland, Michigan, Water Supply Systems,
                 5.375% due 07/01/2017                                          A+           A1                513,790
   1,000,000  Hudsonville Public Schools, Michigan, Refunding,
                 (FGIC Insured),
                 5.150% due 05/01/2027                                          AAA          Aaa             1,002,350
   1,100,000  Ingham County Michigan, Refunding, (FSA Insured),
                 5.125% due 11/01/2012                                          AAA          Aaa             1,160,599
     610,000  Kalamazoo, Michigan, Building Authority,
                 5.250% due 10/01/2017                                          AAA          Aaa               636,700
   1,000,000  Kalamazoo, Michigan, City School District, GO,
                 (FGIC Insured),
                 5.700% due 05/01/2016                                          AAA          Aaa             1,061,370
   1,500,000  Kalamazoo, Michigan, Hospital Finance Authority Revenue,
                 Series A, (FGIC Insured),
                 6.250% due 06/01/2014                                          AAA          Aaa             1,722,285
     500,000  Kenowa Hills, Michigan, Public Schools, GO, (MBIA Insured),
                 5.625% due 05/01/2010                                          AAA          Aaa               534,410
   1,000,000  Kent County, Michigan, Building Authority,
                 4.750% due 06/01/2011                                          AAA          Aa2             1,000,210
              Lincoln, Michigan, Consolidate School District:
     650,000    7.000% due 05/01/2005                                           AA+          Aa1               758,264
     500,000    (FSA Insured),
                 5.000% due 05/01/2018                                          AAA          Aaa               497,500
   1,000,000  Lincoln, Michigan, School District, Refunding,
                 5.000% due 05/01/2011                                          AAA          Aaa             1,035,980
   1,000,000  Lowell, Michigan, Area Schools, (FGIC Insured),
                 5.625% due 05/01/2009                                          AAA          Aaa             1,087,610
              Michigan Municipal Bond Authority Revenue:
   1,025,000    Clean Water Revolving Fund,
                 5.000% due 10/01/2005                                          AA+          Aa1             1,080,565
     550,000    Local Government Loan (AMBAC Insured),
                 4.550% due 05/01/2008                                          AAA          NR                559,202
   1,000,000    School Loan,
                 5.250% due 12/01/2010                                          AA           Aa2             1,072,840
   1,250,000    State Revolving Fund,
                 5.125% due 10/01/2020                                          AA+          Aa1             1,248,850
   1,100,000  Michigan Public Power Agency Revenue, (Belle River Project),
                 Series A,
                 5.250% due 01/01/2018                                          AA-          A1              1,105,907
   1,000,000  Michigan State Building Authority Revenue, Facilities Project,
                 Series II,
                 5.000% due 10/15/2014                                          AA           Aa2             1,017,880
   1,000,000  Michigan State Comprehensive Transportation Revenue
                 Series A, (MBIA Insured),
                 5.250% due 08/01/2012                                          AAA          Aaa             1,045,000
   1,200,000  Michigan State Enviromental Protection Program, GO,
                 6.250% due 11/01/2012                                          AA+          Aa1             1,403,280
              Michigan State Environmental Protection Program:
     500,000    5.000% due 11/01/2011                                           AA+          Aa1               521,030
   1,000,000    6.000% due 11/01/2006                                           AA+          Aa1             1,122,110
              Michigan State Hospital Finance Authority Revenue:
     500,000    (Hackley Hospital), Series A,
                 4.800% due 05/01/2005                                          NR           A3                510,275
   1,000,000    (Henry Ford Continuing Care), Series A,
                 5.250% due 11/15/2025                                          AA-          Aa3             1,003,820
   1,000,000    (Mercy Health Services), Series S,
                 5.500% due 08/15/2020                                          AA-          Aa3             1,034,470
     715,000    (Saint John Hospital & Medical Center) Series A,
                 6.000% due 05/15/2010                                          AAA          Aaa               813,405
              Michigan State Housing Development Authority:
   1,000,000    Series A, (AMBAC Insured),
                 6.450% due 12/01/2014                                          AA+          NR              1,064,470
     500,000    Series A, AMT, (AMBAC Insured),
                 6.050% due 12/01/2027                                          AAA          Aaa               525,960
     750,000  Michigan State Housing Single Family Mortgage,
                 Series B, AMT,
                 5.200% due 12/01/2018                                          AAA          NR                750,038
              Michigan State Trunk Line:
   1,000,000    Series A,
                 5.000% due 11/01/2026                                          AAA          Aaa               991,250
   1,000,000    Series A,
                 5.250% due 11/01/2011                                          AA-          Aa3             1,063,100
   1,000,000  Michigan State Trunk Line Highway Revenue,
                 Pre-refunding, Series A, (FGIC Insured),
                 5.500% due 11/01/2006                                          AAA          Aaa             1,103,600
     500,000  Michigan State University Revenues, General Series A,
                 5.125% due 02/15/2016                                          AAA          Aaa               506,435
   1,500,000  Montrose, Michigan, School District, GO,
                 (MBIA Insured, Q-SBLF),
                 6.200% due 05/01/2017                                          AAA          Aaa             1,735,995
     500,000  Oakland Community College, Michigan, Refunding and
                 Improvement, GO, (MBIA Insured),
                 5.250% due 05/01/2018                                          AAA          Aaa               506,580
              Oakland County Michigan:
     700,000    Detroit Country Day School Project,
                 4.950% due 10/01/2018                                          NR           Aaa               685,251
   1,000,000    Novi Wastewater Control Systems,
                 5.000% due 05/01/2007                                          AA+          Aa3             1,063,770
   1,000,000  Plainwell, Michigan Community School District, Refunding,
                 (FSA Insured),
                 5.000% due 05/01/2018                                          AAA          Aaa               995,000
     500,000  Redford, Michigan Union School District, MB,
                 5.500% due 05/01/2014                                          AAA          Aaa               541,530
   1,500,000  Redford, Michigan Union School District, Refunding,
                 5.000% due 05/01/2022                                          AAA          Aaa             1,514,565
   1,000,000  Redford, Michigan, Unified School District, GO,
                 (FGIC Insured, Q-SBLF),
                 5.750% due 05/01/2011                                          AAA          Aaa             1,114,150
   1,750,000  Rochester Community School District, Michigan, GO,
                 (MBIA Insured),
                 5.000% due 05/01/2019                                          AAA          Aaa             1,770,055
     750,000  Rockford Michigan Public Schools, (FGIC Insured),
                 6.500% due 05/01/2009                                          AAA          Aaa               881,242
   1,000,000  Saint Johns, Michigan, Public Schools District, GO,
                 (FGIC Insured, Q-SBLF),
                 5.625% due 05/01/2020                                          AAA          Aaa             1,097,670
   1,000,000  South Lake, Michigan, Public Schools System,
                 (FGIC Insured),
                 5.125% due 05/01/2014                                          AAA          Aaa             1,042,500
   1,000,000  South Redford, Michigan, School District, GO,
                 (FGIC Insured, Q-SBLF),
                 5.350% due 05/01/2010                                          AAA          Aaa             1,057,840
     750,000  Three Rivers, Michigan, Community Schools, Pre-refunded,
                 5.600% due 05/01/2010                                          AAA          Aaa               828,547
   1,000,000  West Bloomfield School District, Michigan, GO,
                 (MBIA Insured),
                 5.125% due 05/01/2014                                          AAA          Aaa             1,016,070
   1,000,000  Williamston, Michigan, Community School District,
                 (MBIA Insured),
                 5.500% due 05/01/2025                                          AAA          Aaa             1,082,200
     500,000  Willow Run, Michigan, Community Schools, GO,
                 (AMBAC Insured, Q-SBLF),
                 5.000% due 05/01/2016                                          AAA          Aaa               500,450
                                                                                                          ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $66,079,569)                                                                                        68,410,133
                                                                                                          ------------
Shares
---------
SHORT-TERM INVESTMENTS -- 2.1%
  (Cost $1,470,363)
     673,079  Valiant Fund Tax Exempt Money Market                                                           1,470,363
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $67,549,932*)                                                 98.9%                 69,880,496
OTHER ASSETS AND LIABILITIES (Net)                                                     1.1                     809,544
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $ 70,690,040
                                                                                     =====                ============

---------

*Aggregate cost for Federal tax purposes.


ABBREVIATIONS:
AMBAC    -- American Municipal Bond Assurance Corporation
AMT      -- Alternative Minimum Tax
FGIC     -- Federal Guaranty Insurance Corporation
FSA      -- Financial Security Assurance
GO       -- Government Obligation Bonds
MBIA     -- Municipal Bond Investors Assurance
Q-SBLF   -- Qualified School Bond Loan Fund

                     See Notes to Financial Statement.

Munder Tax-Free Bond Fund
  Portfolio of Investments, December 31, 1998 (Unaudited)


                                                                                 Ratings
Principal                                                                   --------------------
Amount                                                                        S&P        Moody's               Value
---------                                                                   --------     -------             -------

MUNICIPAL BONDS AND NOTES -- 96.6%
     Arizona -- 1.5%
 $ 1,600,000  Phoenix, Arizona Water Systems Revenue, ETM,
                 8.000% due 06/01/2003                                          AAA          Aaa           $ 1,866,464
   1,000,000  Tempe, Arizona, High School District Number 213,
                 (FGIC Insured),
                 4.500% due 07/01/2010                                          AAA          Aaa             1,005,890
                                                                                                          ------------
                                                                                                             2,872,354
                                                                                                          ------------
     California -- 2.3%
   2,905,000  Perris, California Community Facilities Revenue, ETM,
                 8.750% due 10/01/2021                                          AAA          Aaa             4,334,057
                                                                                                          ------------
     Colorado -- 0.8%
   1,350,000  Colorado Health Facilities, Hospital Revenue Bonds,
                 Series A, Pre-refunded,
                 6.875% due 02/15/2023                                          NR           Aaa             1,526,823
                                                                                                          ------------
     Delaware -- 0.9%
   1,555,000  Delaware State Economic Development Authority,
                 Osteopathic Hospital Associates Delaware, Series A,
                 6.500% due 01/01/2008                                          NR           Aaa             1,788,157
                                                                                                          ------------
     District of Columbia -- 1.3%
   2,500,000  District of Columbia, Washington, Revenue,
                 Smithsonian Institution,
                 5.000% due 02/01/2028                                          AAA          Aaa             2,407,725
                                                                                                          ------------
     Florida -- 12.7%
   2,000,000  Dade County, Florida, GO, (FGIC Insured),
                 12.000% due 10/01/2001                                         AAA          Aaa             2,425,020
   2,000,000  Florida State, Board of Education,
                 Administrative Capital Revenue,
                 8.400% due 06/01/2007                                          AA+          Aa2             2,564,020
   3,000,000  Gainesville, Florida, Utility Systems Revenue, Series A,
                 6.500% due 10/01/2012                                          AA           Aa3             3,578,430
   2,500,000  Orlando, Florida, Utilities Commission, Water and
                 Electric Revenue Refunding, Series D,
                 6.750% due 10/01/2017                                          AA-          Aa2             3,045,500
              Palm Beach County, Florida:
   2,285,000    Criminal Justice, (FGIC Insured),
                 5.750% due 06/01/2013                                          AAA          Aaa             2,572,019
   3,050,000    GO,
                 6.750% due 07/01/2011                                          AA           Aa2             3,699,528
   5,000,000  Port Everglades, Florida, Port Authority Revenue, ETM,
                 7.125% due 11/01/2016                                          AAA          Aaa             6,320,650
                                                                                                          ------------
                                                                                                            24,205,167
                                                                                                          ------------
     Georgia  -- 4.4% Georgia State, GO:
   2,500,000    7.400% due 08/01/2007                                           AAA          Aaa             3,093,975
   2,000,000    Series B,
                6.250% due 03/01/2011                                           AAA          Aaa             2,353,120
   2,500,000  Metro Atlanta Rapid Transit Authority, Series K,
                 6.250% due 07/01/2018                                          AA-          A1              2,880,025
                                                                                                          ------------
                                                                                                             8,327,120
                                                                                                          ------------
     Hawaii -- 1.3%
   2,000,000  Honolulu, Hawaii, GO,
                 7.350% due 07/01/2008                                          AA           Aa2             2,466,800
                                                                                                          ------------
     Illinois -- 6.4%
   1,000,000  Addison, Illinois, Single-family Mortgage Revenue, ETM,
                 7.500% due 04/01/2011                                          AAA          NR              1,210,010
   2,500,000  Chicago, Illinois, Wastewater Transmission
                 Revenue, (FGIC Insured),
                 5.375% due 01/01/2013                                          AAA          Aaa             2,679,050
   2,500,000  Du Page County, Illinois, Stormwater Project,
                 5.600% due 01/01/2021                                          AAA          Aaa             2,716,625
              Illinois State, Sales Tax Revenue:
   1,500,000    Series P,
                 6.500% due 06/15/2022                                          AAA          Aa2             1,794,960
   2,500,000    Series Y,
                 5.250% due 06/15/2009                                          NR           Aa2             2,699,275
   1,000,000  Regional Transport Authority, Illinois, (FGIC Insured),
                 6.000% due 06/01/2015                                          AAA          Aaa             1,125,340
                                                                                                          ------------
                                                                                                            12,225,260
                                                                                                          ------------
     Indiana -- 2.9%
   3,000,000  Indiana State Office Building Capital Revenue, (MBIA Insured),
                 7.400% due 07/01/2015                                          AAA          Aaa             3,849,720
   1,525,000  Indiana Transportation Finance Airport Lease,
                 Refunding Series A, (AMBAC Insured),
                 6.000% due 11/01/2010                                          AAA          Aaa             1,747,513
                                                                                                          ------------
                                                                                                             5,597,233
                                                                                                          ------------
     Maryland -- 3.3%
   3,000,000  Baltimore, Maryland, (Water Projects),
                 Series A, (FGIC Insured),
                 5.000% due 07/01/2024                                          AAA          Aaa             3,044,010
   2,000,000  Baltimore, Maryland, Series A, (FGIC Insured),
                 5.900% due 07/01/2010                                          AAA          Aaa             2,277,360
   1,000,000  Prince Georges County, Maryland, GO,
                 Public Improvement, (MBIA Insured),
                 5.000% due 04/15/2006                                          AAA          Aaa             1,055,450
                                                                                                          ------------
                                                                                                             6,376,820
                                                                                                          ------------
     Massachusetts -- 5.9%
   3,500,000  Massachusetts Bay Transport Authority, General
                 Transportation Systems, Series A, (MBIA Insured),
                 5.500% due 03/01/2011                                          AAA          Aaa             3,844,435
   1,150,000  Massachusetts State, Series C,
                 5.250% due 08/01/2010                                          AA-          Aa3             1,228,993
   1,000,000  Massachusetts State Port Authority Revenue, Refunding
                 Series A,
                 5.750% due 07/01/2012                                          AA-          Aa3             1,117,640
   2,000,000  Massachusetts State, Grant Anticipation Notes, Series A,
                 5.250% due 12/15/2012                                          NR           Aa3             2,140,800
   3,000,000  Massachusetts State, Turnpike Authority Revenue,
                 Department of Transportation, Senior Series A,
                 (MBIA Insured),
                 5.125% due 01/01/2023                                          AAA          Aaa             3,006,690
                                                                                                          ------------
                                                                                                            11,338,558
                                                                                                          ------------
     Michigan -- 15.8%
   1,500,000  Birmingham, Michigan City School District,
                 5.000% due 11/01/2018                                          AA+          Aa2             1,503,330
   1,500,000  Clarkston, Michigan, Community Schools, GO, Pre-refunded,
                 5.750% due 05/01/2016                                          AAA          Aaa             1,656,885
   1,500,000  Detroit Michigan City School District, GO, Series C,
                 (FGIC Insured),
                 5.250% due 05/01/2011                                          AAA          Aaa             1,596,210
   2,000,000  Grand Valley, Michigan State University Revenue,
                 (FGIC Insured),
                 5.500% due 02/01/2018                                          AAA          NR              2,160,580
   2,120,000  Kent County, Michigan, Building Authority, GO,
                 4.875% due 06/01/2012                                          AAA          Aa2             2,143,574
              Michigan Municipal Bond Authority Revenue:
   1,000,000    School Loan,
                 5.000% due 12/01/2008                                          AA           Aa2             1,061,310
   1,000,000    School Loan,
                 5.250% due 12/01/2010                                          AA           Aa2             1,072,840
   5,000,000  Michigan State, Enviromental Protection Program, GO,
                 6.250% due 11/01/2012                                          AA+          Aa1             5,847,000
   2,000,000  Michigan State, Environmental Protection Program,
                 5.000% due 11/01/2011                                          AA+          Aa1             2,084,120
              Michigan State, Hospital Finance Authority Revenue:
   2,250,000    (Henry Ford Health System), (AMBAC Insured),
                 6.000% due 09/01/2011                                          AAA          Aaa             2,574,630
   1,000,000    (McLaren Health Care Corporation) Series A,
                 5.250% due 06/01/2009                                          NR           A1              1,053,660
   1,000,000    (Saint John Hospital & Medical Center) Series A,
                 (AMBAC Insured),
                 6.000% due 05/15/2010                                          AAA          Aaa             1,137,630
   1,000,000  Michigan State, Trunk Line, Series A, (MBIA Insured),
                 5.000% due 11/01/2026                                          AAA          Aaa               991,250
   2,500,000  Rochester Community School District, Michigan, GO,
                 Pre-refunded, (Q-SBLF),
                 5.000% due 05/01/2019                                          AAA          Aaa             2,528,650
   1,500,000  South Lake, Michigan, Public Schools System,
                 5.125% due 05/01/2014                                          AAA          Aaa             1,563,750
   1,000,000  Western Michigan University Revenues, Pre-refunded,
                 6.125% due 11/15/2022                                          AAA          Aaa             1,101,850
                                                                                                          ------------
                                                                                                            30,077,269
                                                                                                          ------------
     Minnesota -- 1.9%
   1,000,000  St. Paul Minnesota, Tax Increment Block 39 Project,
                 Series A,
                 4.750% due 02/01/2016                                          AA+          Aa2               984,910
   2,500,000  University of Minnesota, Series A,
                 5.500% due 07/01/2021                                          AA           Aa2             2,696,325
                                                                                                          ------------
                                                                                                             3,681,235
                                                                                                          ------------
     Missouri -- 0.6%
   1,000,000  St. Louis County, Missouri,
                 5.250% due 02/01/2008                                          AAA          Aaa             1,081,940
                                                                                                          ------------
     Nevada -- 1.5%
   2,500,000  Nevada State, Refunding Series A1,
                 6.000% due 05/15/2009                                          AA           Aa2             2,857,975
                                                                                                          ------------
     New Mexico -- 0.6%
   1,000,000  Bernalillo County, New Mexico, Gross Receipts,
                 5.750% due 10/01/2017                                          AA           Aa3             1,112,560
                                                                                                          ------------
     New York -- 0.8%
   1,500,000  New York City, New York, Municipal Water Finance Authority,
                 Water & Sewer System Revenue, Series A,
                 5.125% due 06/15/2021                                          NR           A2              1,495,095
                                                                                                          ------------
     North Carolina -- 4.1%
   3,000,000  Charlotte, North Carolina,
                 5.000% due 06/01/2006                                          AAA          Aaa             3,193,230
   2,000,000  North Carolina, Eastern Municipal Power Agency,
                 Power System Revenue, Series A, Pre-refunded,
                 4.500% due 01/01/2024                                          AAA          Aaa             1,887,880
   2,500,000  North Carolina, Municipal Power Agency,
                 Catawba Electric Revenue, (AMBAC Insured), ETM,
                 5.500% due 01/01/2013                                          AAA          Aaa             2,727,050
                                                                                                          ------------
                                                                                                             7,808,160
                                                                                                          ------------
     Ohio -- 5.0%
   1,000,000  Cleveland, Ohio, GO, (MBIA Insured),
                 4.400% due 10/01/2011                                          AAA          Aaa               972,990
   1,350,000  Cleveland, Ohio, Waterworks Revenue, (MBIA Insured),
                 5.500% due 01/01/2021                                          AAA          Aaa             1,462,307
   2,500,000  Columbus, Ohio, Series 2,
                 5.000% due 06/15/2015                                          AAA          Aaa             2,554,000
   2,000,000  Ohio State, GO,
                 6.650% due 09/01/2009                                          AA+          Aa1             2,367,600
              University Cincinnati, Ohio, General Receipts:
     585,000    Series AA,
                 5.500% due 06/01/2012                                          A-1          Aa                616,976
   1,450,000    Series T,
                 5.500% due 06/01/2013                                          A-1          Aa              1,543,438
                                                                                                          ------------
                                                                                                             9,517,311
                                                                                                          ------------
     Oklahoma -- 0.7%
   1,000,000  Blackwell, Oklahoma, Hospital and Trust Authority,
                 First Mortgage Revenue,
                 (Blackwell Regional Hospital), ETM,
                 8.350% due 05/01/2009                                          AAA          NR              1,262,440
                                                                                                           -----------
     Oregon -- 0.5%
   1,025,000  Tualatin Hills, Oregon, Park and Recreational District, GO,
                 (FGIC Insured),
                 4.600% due 03/01/2011                                          AAA          Aaa             1,027,460
                                                                                                          ------------
     Pennsylvania -- 2.6%
   2,500,000  Pennsylvania Intergovernmental Cooperative,
                 Philadelphia Funding Program, Pre-refunded,
                 6.750% due 06/15/2021                                          AAA          Aaa             2,886,950
   2,000,000  Pennsylvania State, GO,
                 5.000% due 10/15/2015                                          AA           Aa3             2,024,020
                                                                                                          ------------
                                                                                                             4,910,970
                                                                                                          ------------
     Rhode Island -- 0.6%
   1,000,000  Rhode Island Depositors Economic Protection, ETM,
                 5.800% due 08/01/2012                                          AAA          Aaa             1,123,160
                                                                                                          ------------
     South Carolina -- 1.2%
   2,215,000  South Carolina, State Highway, Series B,
                 5.650% due 07/01/2021                                          AAA          Aaa             2,350,868
                                                                                                          ------------
     Tennessee -- 1.3%
   1,475,000  Johnson City, Tennessee, Water & Sewer, (FGIC  Insured),
                 4.750% due 06/01/2013                                          AAA          Aaa             1,488,452
   1,000,000  Williamson County, Tennessee, Refunding, GO,
                 5.500% due 09/01/2014                                          NR           Aa1             1,087,800
                                                                                                          ------------
                                                                                                             2,576,252
                                                                                                          ------------
     Texas -- 8.9%
   1,000,000  Harris County, Texas, Toll Road Series A, Pre-refunded,
                 6.125% due 08/15/2020                                          AAA          Aa2             1,127,170
   4,000,000  Houston, Texas, Airport Systems Revenue, ETM,
                 9.500% due 07/01/2010                                          AAA          Aaa             5,415,360
   2,750,000  Houston, Texas, Water & Sewer Systems Revenue,
                 Series A, Pre-refunded,
                 6.200% due 12/01/2023                                          AAA          Aaa             3,111,652
              San Antonio, Texas, Electric & Gas Revenue:
     995,000    Series A,
                 5.000% due 02/01/2012                                          NR           Aa1             1,008,483
       5,000    Series A, ETM,
                 5.000% due 02/01/2012                                          NR           NR                  5,067
   2,000,000  Spring, Texas, Independent School District Authority,
                 GO, (PSFG),
                 6.875% due 08/15/2009                                          AAA          Aaa             2,404,500
   2,000,000  Texas State, Refunding Water Financial Assistance, Series C,
                 5.000% due 08/01/2018                                          AAA          Aaa             1,994,940
   2,000,000  University Texas Permanent University Fund,
                 4.750% due 07/01/2018                                          AAA          Aaa             1,955,180
                                                                                                          ------------
                                                                                                            17,022,352
                                                                                                          ------------
     Utah -- 1.2%
   2,000,000  Utah State, Building Ownership Authority,
                 5.500% due 05/15/2009                                          AAA          Aaa             2,199,820
                                                                                                          ------------
     Virginia -- 1.3%
   2,500,000  Richmond, Virginia, Series B,
                 5.000% due 01/15/2021                                          AAA          Aaa             2,490,225
                                                                                                          ------------
     Washington -- 2.3%
   1,815,000  Douglas County, Washington, Public Utility District No. 1,
                 GO, (Wells Hydroelectric Project), Pre-refunded,
                 8.750% due 09/01/2018                                           A            A              2,444,242
   1,000,000  King County, Washington, Series B, (MBIA Insured),
                 4.750% due 01/01/2020                                          AAA          Aaa               953,970
   1,000,000  Vancouver, Washington, Water & Sewer Revenue,
                 (MBIA Insured),
                 4.250% due 06/01/2009                                          AAA          Aaa               996,220
                                                                                                          ------------
                                                                                                             4,394,432
                                                                                                          ------------
     Wisconsin -- 2.0%
   1,500,000  Wisconsin State, GO,
                 5.000% due 11/01/2007                                          AA           Aa2             1,595,970
              Wisconsin State, Transportation Revenue:
   1,000,000    Series A,
                 5.500% due 07/01/2011                                          AA-          A1              1,085,490
   1,000,000    Series A,
                 5.500% due 07/01/2012                                          AA-          A1              1,086,340
                                                                                                          ------------
                                                                                                             3,767,800
                                                                                                          ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $174,799,647)                                                                                      184,223,398
                                                                                                          ------------
SHORT-TERM INVESTMENTS -- 1.4%
  (Cost $2,624,430)
   2,624,430  Valiant Fund Tax Exempt Money Market                                                           2,624,430
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $177,424,077*)                                                98.0%                186,847,828
OTHER ASSETS AND LIABILITIES (Net)                                                     2.0                   3,882,704
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $190,730,532
                                                                                     =====                ============

---------

*Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
ETM -- Escrowed to Maturity
FGIC -- Federal Guaranty Insurance Corporation
GO -- Government Obligation Bonds
MBIA -- Municipal Bond Investors Assurance
PSFG -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.


Munder Tax-Free Intermediate Bond Fund
  Portfolio of Investments, December 31, 1998 (Unaudited)

                                                                                 Ratings
Principal                                                                   --------------------
Amount                                                                        S&P        Moody's               Value
---------                                                                   --------     -------             -------
MUNICIPAL BONDS AND NOTES -- 97.5%
     Alabama -- 1.6%
 $ 3,500,000  Alabama State Public School and College Authority
                 Revenue, Series A,
                 5.750% due 08/01/2003                                          AA           Aa3           $ 3,762,605
   1,000,000  Huntsville, Alabama Health Care,
                 Series B, Pre-refunded,
                 6.625% due 06/01/2023                                          AAA          Aaa             1,145,140
                                                                                                          ------------
                                                                                                             4,907,745
                                                                                                          ------------
     Arizona -- 0.9%
   2,500,000  Tempe, Arizona, High School District, GO,
                 6.250% due 07/01/2004                                          AAA          Aaa             2,785,825
                                                                                                          ------------
     California -- 3.2%
   3,000,000  Los Angeles County, California, Metropolitan
                 Transportation Authority, Sales Tax Revenue,
                 Series B, (AMBAC Insured),
                 8.000% due 07/01/2003                                          AAA          Aaa             3,511,440
   5,070,000  Sacramento County, California, Sanitation District
                 Financing Authority Revenue,
                 9.000% due 12/01/2002                                          AA           Aa3             6,037,863
                                                                                                          ------------
                                                                                                             9,549,303
                                                                                                          ------------
     Colorado -- 1.8%
   5,000,000  Arapahoe County, Colorado, School District, Cherry
                 Creek Referendum,
                 5.500% due 12/15/2006                                          AA           Aa2             5,481,800
                                                                                                          ------------
     Delaware -- 0.9%
   2,500,000  Delaware State, GO, Series A,
                 5.000% due 01/01/2007                                          AA+          Aa1             2,654,025
                                                                                                          ------------
     Florida -- 4.9%
   4,000,000  Dade County, Florida, School District,
                 (MBIA Insured),
                 6.000% due 07/15/2005                                          AAA          Aaa             4,474,760
   2,500,000  Florida State, Board of Education, Capital Outlay,
                 Series D,
                 6.000% due 06/01/2005                                          AA+          Aa2             2,785,700
   3,650,000  Jacksonville, Florida, Electric Authority Revenue,
                 St. John's River Power Park System, Series 10,
                 6.500% due 10/01/2003                                          AA           Aa2             4,067,670
   3,000,000  Orlando, Florida, Utilities Commission, Water and
                 Electric Revenue,
                 Series A, Pre-refunded,
                 6.500% due 10/01/2020                                          AA-          Aaa             3,278,970
                                                                                                          ------------
                                                                                                            14,607,100
                                                                                                          ------------
     Georgia -- 0.8%
   1,975,000  Georgia State, Series C,
                 7.250% due 07/01/2006                                          AAA          Aaa             2,388,506
                                                                                                          ------------
     Hawaii -- 2.4%
   3,000,000  Hawaii State, GO, Series BZ,
                 6.250% due 10/01/2002                                          A+           A1              3,238,350
   3,650,000  Honolulu, Hawaii, City and County, GO, Series A, ETM,
                 10.000% due 08/01/2000                                         AA           Aaa             4,012,007
                                                                                                          ------------
                                                                                                             7,250,357
                                                                                                          ------------
     Illinois -- 7.9%
   4,500,000  Chicago, Illinois, Metropolitan Water District,
                 Capital Improvement,
                 6.700% due 01/01/2003                                          AA           Aa2             4,960,980
   6,000,000  Illinois Educational Facilities Authority
                 Revenues, Mandatory Put 11/01/2007,
                 4.850% due 11/01/2032                                          AA+          Aa1             6,268,140
   2,000,000  Illinois Health Facilities Authority Revenue, Pre-refunded,
                 5.500% due 05/15/2023                                          AAA          Aaa             2,166,700
   4,000,000  Illinois State Sales Tax Revenue, Series Y,
                 5.250% due 06/15/2007                                          NR           Aa2             4,305,560
   4,525,000  Lake County, Illinois, Adalai E. Stevenson School District,
                 No. 125,
                 5.500% due 01/01/2003                                          NR           Aa1             4,789,848
   1,000,000  Waukegan, Illinois, Series A, Pre-refunded,
                 6.750% due 11/15/2013                                          AAA          Aaa             1,161,000
                                                                                                          ------------
                                                                                                            23,652,228
                                                                                                          ------------
     Indiana -- 1.5%
   4,000,000  Kokomo, Indiana, Hospital Authority Revenue,
                 Saint Joseph's Hospital, Pre-refunded,
                 6.350% due 08/15/2013                                          AAA          Aaa             4,528,520
                                                                                                          ------------
     Maryland -- 4.6%
              Maryland State:
   3,000,000    5.250% due 06/15/2006                                           AAA          Aaa             3,239,490
   2,500,000    State & Local Facilities Series 2, GO,
                 5.000% due 08/01/2004                                          AAA          Aaa             2,648,700
   2,275,000    State & Local Facilities Series 3, GO,
                 5.000% due 10/15/2005                                          AAA          Aaa             2,423,944
   5,000,000  Prince George's County, Maryland, Consolidated
                 Public Improvement, GO,
                 (MBIA Insured),
                 6.250% due 01/01/2005                                          AAA          Aaa             5,590,150
                                                                                                          ------------
                                                                                                            13,902,284
                                                                                                          ------------
     Massachusetts -- 1.1%
   1,000,000  Massachusetts State, Series C,
                 5.250% due 08/01/2008                                          AA-          Aa3             1,082,400
   2,000,000  Massachusetts Water Resource Authority Revenue,
                 Series A, Pre-refunded,
                 6.750% due 07/15/2012                                          AAA          Aaa             2,234,980
                                                                                                          ------------
                                                                                                             3,317,380
                                                                                                          ------------
     Michigan -- 25.6%
   1,415,000  Birmingham, Michigan, City School District,
                 7.000% due 11/01/2007                                          AA+          Aa2             1,709,589
   2,500,000  Caledonia, Michigan, Community Schools,
                 (AMBAC Insured), Pre-refunded,
                 6.700% due 05/01/2022                                          AAA          Aaa             2,776,350
   1,000,000  Clarkston, Michigan, Community Schools, GO,
                 Pre-refunded,
                 5.750% due 05/01/2016                                          AAA          Aaa             1,104,590
   1,000,000  Detroit, Michigan, Sewage Disposal Revenue, Series A,
                 4.600% due 07/01/2004                                          AAA          Aaa             1,029,530
   2,000,000  Detroit, Michigan, Water Supply Systems Revenue,
                 Senior Lien, Series A,
                 5.250% due 07/01/2006                                          AAA          Aaa             2,128,540
   2,350,000  Gaylord, Michigan, Community Schools, GO,
                 Pre-refunded,
                 6.600% due 05/01/2021                                          AA           Aa2             2,598,606
   3,075,000  Goodrich, Michigan, Area School District,
                 Pre-refunded,
                 5.875% due 05/01/2024                                          AAA          Aaa             3,441,847
   1,000,000  Lake Orion, Michigan, Community School District,
                 Pre-refunded,
                 7.000% due 05/01/2020                                          AAA          Aaa             1,176,840
   2,000,000  Livonia, Michigan, Public Schools, (FGIC Insured),
                 Series II, Pre-refunded,
                 6.300% due 05/01/2022                                          AAA          Aaa             2,196,320
              Michigan State, Building Authority Revenue, Series I:
   2,500,000    6.500% due 10/01/2004                                           AA           Aa2             2,821,050
   5,600,000    (AMBAC Insured), 6.000% due 10/01/2006                          AAA          Aaa             6,264,272
   2,500,000    (AMBAC Insured), 6.250% due 10/01/2003                          AAA          Aaa             2,751,925
              Michigan State, Hospital Finance Authority Revenue:
   1,000,000    McLaren Health Care Corporation, Series A,
                 5.250% due 06/01/2008                                          NR           A1              1,057,260
   5,250,000    McLaren Obligated Group, Series A,
                 Pre-refunded,
                 7.500% due 09/15/2021                                          NR           Aaa             5,865,772
   2,900,000  Oakwood Hospital Obligated Group,
                 (FGIC Insured), Pre-refunded,
                 7.000% due 07/01/2010                                          AAA          Aaa             3,107,408
   3,870,000  Oakwood Hospital Obligated Group,
                 Pre-refunded,
                 7.100% due 07/01/2018                                          AAA          Aaa             4,152,317
   1,450,000  Michigan State, Housing Development Authority, Series A,
                 Rental Housing Revenue, AMT,
                 5.000% due 10/01/2003                                          AAA          Aaa             1,497,517
   1,095,000  Michigan State, Housing Single Family Mortgage,
                 Series A, AMT,
                 5.300% due 12/01/2006                                          AAA          Aaa             1,144,735
   3,160,000  Michigan State, Trunk Line Highway Revenue, Series A,
                 5.625% due 10/01/2003                                          AA-          Aa3             3,396,558
   3,500,000  Michigan State, Underground Storage Tank Financial
                 Assurance Authority,
                 Series I, (AMBAC Insured),
                 6.000% due 05/01/2006                                          AAA          Aaa             3,895,850
   2,000,000  Michigan, Municipal Bond Authority Revenue, School Loan,
                 5.000% due 12/01/2008                                          AA           Aa2             2,122,620
   4,000,000  Plymouth-Canton, Michigan, Community School District,
                 Series B, (Q-SBLF), GO, Pre-refunded,
                 6.800% due 05/01/2017                                          AA+          Aa1             4,314,280
   2,000,000  Redford, Michigan, Union School District,
                 Pre-refunded,
                 5.950% due 05/01/2015                                          AAA          Aaa             2,253,400
              Rochester Community School District, Michigan, GO:
   2,000,000    6.000% due 05/01/2002                                           AA           Aa2             2,139,100
   2,000,000    Pre-refunded, 6.500% due 05/01/2011                             AA+          NR              2,170,040
   3,000,000  University of Michigan, Hospital Revenue, Series A,
                 7.500% due 12/01/2001                                          AA           Aa2             3,303,930
   1,510,000  Wayne County, Michigan Transportation Fund Series A,
                 5.000% due 10/01/2007                                          AA-          Aa3             1,606,957
   2,500,000  Western Michigan University Revenue, Series A,
                 (AMBAC Insured), Pre-refunded,
                 6.500% due 07/15/2021                                          AAA          Aaa             2,719,150
   2,000,000  Western Michigan University Revenues,
                 Pre-refunded,
                 6.125% due 11/15/2022                                          AAA          Aaa             2,203,700
                                                                                                          ------------
                                                                                                            76,950,053
                                                                                                          ------------
     Minnesota -- 2.1%
   1,000,000  Minneapolis, Minnesota, Special School District, Series B,
                 4.125% due 02/01/2005                                          AA+          Aa1             1,011,860
   1,500,000  Minnesota State,
                 5.000% due 05/01/2002                                          AAA          Aaa             1,560,315
   3,500,000  Minnesota State, GO, Pre-refunded,
                 6.250% due 08/01/2011                                          AAA          Aaa             3,795,750
                                                                                                          ------------
                                                                                                             6,367,925
                                                                                                          ------------
     Missouri -- 1.3%
   3,500,000  Missouri State Regional Convention and Sport,
                 Series A, Pre-refunded,
                 6.900% due 08/15/2021                                          AAA          Aaa             3,954,545
                                                                                                          ------------
     Nebraska -- 1.1%
   2,950,000  Nebraska, Public Power District Revenue, Pre-refunded,
                 6.125% due 01/01/2015                                          AAA          Aaa             3,246,475
                                                                                                          ------------
     New Jersey -- 1.3%
   3,500,000  New Jersey State,
                 6.500% due 07/15/2005                                          AA+          Aa1             4,021,885
                                                                                                          ------------
     New Mexico -- 0.7%
   2,000,000  New Mexico State,
                 4.625% due 09/01/2006                                          AA+          Aa1             2,035,860
                                                                                                          ------------
     New York -- 3.7%
              Municipal Assistance Corporation, City of New York:
   3,600,000    Series G, 5.000% due 07/01/2003                                 AA           Aa2             3,761,532
   2,500,000    Series J, 5.500% due 07/01/2002                                 AA           Aa2             2,635,850
   2,000,000  New York State Thruway Authority Highway & Bridges,
                 Series A,
                 5.250% due 04/01/2001                                          AAA          Aaa             2,068,440
   2,500,000  Triborough, New York, Bridge & Tunnel Authority,
                 General Purpose Series A,
                 5.000% due 01/01/2001                                          A+           Aa3             2,562,150
                                                                                                          ------------
                                                                                                            11,027,972
                                                                                                          ------------
     Ohio -- 2.8%
   1,290,000  Cleveland Ohio,
                 4.150% due 10/01/2008                                          AAA          Aaa             1,269,024
   1,500,000  Cleveland Ohio, Waterworks Revenue, Series I,
                 5.000% due 01/01/2008                                          AAA          Aaa             1,580,265
   2,420,000  Columbus Ohio, Series 1,
                 6.100% due 09/15/2007                                          NR           Aaa             2,567,354
   2,500,000  Warren Ohio Hospital Revenue, Warren General Hospital
                 Project, Series B, Pre-refunded,
                 7.300% due 11/15/2014                                          AAA          NR              2,926,325
                                                                                                          ------------
                                                                                                             8,342,968
                                                                                                          ------------
     Oklahoma -- 1.2%
   3,250,000  Tulsa Oklahoma Industrial Authority Hospital Revenue,
                 Tulsa Regional Medical Center, Pre-refunded,
                 7.200% due 06/01/2017                                          AAA          NR              3,749,038
                                                                                                          ------------
     Oregon -- 0.7%
   2,000,000  Washington County Or Unified Sewer Agency,
                 Agency Sewer Revenue, Pre-refunded,
                 6.125% due 10/01/2012                                          AAA          Aaa             2,232,040
                                                                                                          ------------
     Pennsylvania -- 2.7%
   5,000,000  Intragovernmental Cooperative, Philadelphia Funding
                 Program, Pre-refunded,
                 6.750% due 06/15/2021                                          AAA          Aaa             5,773,900
   2,000,000  Pennsylvania State, GO, Series 3,
                 6.000% due 11/15/2003                                          AA           Aa3             2,190,920
                                                                                                          ------------
                                                                                                             7,964,820
                                                                                                          ------------
     Rhode Island -- 1.9%
   5,100,000  Rhode Island Depositors Economic Protection Corporation,
                 Special Obligation,
                 Series A, Pre-refunded,
                 6.950% due 08/01/2022                                          AAA          Aaa             5,729,646
                                                                                                          ------------
     South Carolina -- 3.1%
   2,000,000  Piedmont Municipal Power Agency, South Carolina
                 Electric, ETM,
                 6.200% due 01/01/2008                                          AAA          Aaa             2,310,540
   3,170,000  South Carolina State Public Service Authority Revenue,
                 Pre-refunded, Santee Cooper,
                 Series D,(AMBAC Insured),
                 6.625% due 07/01/2031                                          AAA          Aaa             3,526,435
   3,000,000  York County, South Carolina, Public Facilities
                 Corporation, COP,
                 Pre-refunded,
                 7.500% due 06/01/2011                                          NR           Aaa             3,321,930
                                                                                                          ------------
                                                                                                             9,158,905
                                                                                                          ------------
     Tennessee -- 1.1%
   3,000,000  Tennessee State, Series B, GO, Pre-refunded,
                 6.850% due 06/01/2009                                          AAA          Aaa             3,263,670
                                                                                                          ------------
     Texas -- 11.5%
              Austin, Texas, Independent School District:
     680,000    (PSFG), 7.000% due 08/01/2006                                   AAA          Aaa               807,187
   2,820,000    Pre-refunded, 7.000% due 08/01/2006                             AAA          Aaa             3,325,852
              Dallas, Texas, GO, ETM:
   2,750,000    6.000% due 02/15/2005                                           AAA          Aaa             3,060,805
   2,100,000    7.000% due 05/01/2004                                           AAA          Aaa             2,418,129
   5,070,000  Dallas, Texas, Waterworks and Sewer Authority Revenue,
                 7.750% due 04/01/2003                                          AA           Aa2             5,818,636
   1,500,000  Harris County, Texas, Toll Road,
                 Series A, Pre-refunded,
                 6.125% due 08/15/2020                                          AA           Aa2             1,690,755
   4,085,000  Harris County, Texas, Toll Road, Series A,
                 (AMBAC Insured), Pre-refunded,
                 6.500% due 08/15/2017                                          AAA          Aaa             4,532,062
   2,000,000  Houston, Texas, Water & Sewer Systems Revenue,
                 Series A, Pre-refunded,
                 6.200% due 12/01/2023                                          AAA          Aaa             2,263,020
   2,175,000  Plano, Texas, Independent School District, GO, (PSFG),
                 8.500% due 02/15/2003                                          AAA          Aaa             2,547,665
              Texas State, GO:
   2,500,000    Series A, ETM,
                 6.100% due 08/01/2001                                          AAA          Aaa             2,642,550
   2,000,000    Series B,
                 5.000% due 10/01/2003                                          AA           Aa2             2,091,680
   3,250,000  University of Texas, Permanent University Funding, (PSFG),
                 5.000% due 07/01/2004                                          AAA          Aaa             3,439,052
                                                                                                          ------------
                                                                                                            34,637,393
                                                                                                          ------------
     Virginia -- 2.1%
   1,000,000  Fairfax County, Virginia, Water Authority Revenue,
                 Pre-refunded,
                 6.000% due 04/01/2022                                          AAA          Aaa             1,147,430
   2,500,000  Hampton, Virginia, Public Improvement Revenue, Series C,
                 6.000% due 08/01/2003                                          AA-          Aa3             2,728,800
   2,190,000  Virginia State, Transportation Board Contract Revenue,
                 Series B, (U.S. Route 58 Corridor),
                 5.200% due 05/15/2002                                          AA           Aa2             2,279,396
                                                                                                          ------------
                                                                                                             6,155,626
                                                                                                          ------------
     Wisconsin -- 3.0%
   2,200,000 Madison, Wisconsin, GO, Series A,
                 5.000% due 05/01/2003                                          NR           Aaa             2,306,766
              Wisconsin State:
   1,500,000   5.000% due 11/01/2007                                            AA           Aa2             1,595,970
   2,000,000    6.000% due 05/01/2003                                           AA           Aa2             2,169,480
   2,640,000  Wisconsin State, Clean Water Revenue, Series I,
                 5.250% due 06/01/2005                                          AA+          Aa2             2,806,056
                                                                                                          ------------
                                                                                                             8,878,272
                                                                                                          ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $283,245,117)                                                                                      292,742,166
                                                                                                          ------------
SHORT-TERM INVESTMENTS -- 0.5%
   (Cost $1,591,429)
   1,591,429  Valiant Fund Tax Exempt Money Market                                                           1,591,429
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $284,836,546*)                                                98.0%                294,333,595
                                                                                                          ------------
OTHER ASSETS AND LIABILITIES (Net)                                                     2.0                   5,986,158
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $300,319,753
                                                                                     =====                ============

---------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Alternative Minimum Tax
COP    -- Certificates of Participation
ETM    -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
GO     -- Government Obligation Bonds
MBIA   -- Municipal Bond Investors Assurance
PSFG   -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                      See Notes to Financial Statements.
/TABLE

Munder Cash Investment Fund
    Portfolio of Investments, December 31, 1998 (Unaudited)
-----------------------------------------------------------------------------

                                                                                   Rating
Principal                                                                    -------------------
Amount                                                                         S&P       Moody's           Value
--------                                                                       ---       -------           -----
CERTIFICATES OF DEPOSIT -- 14.4%

 $50,000,000    Bank of Nova Scotia,
                   5.190% due 02/08/1999+                                     A1+/AA-      P1/Aa3         $ 50,000,000
  50,000,000    Chase Manhattan Bank,
                   5.060% due 05/13/1999+                                      A1/A+       P1/Aa3           50,000,000
  50,000,000    UBS AG,
                   5.120% due 01/19/1999+                                     A1+/AA+      P1/Aaa           50,000,000
  50,000,000    Union Bank Treasury Division,
                   5.310% due 03/17/1999+,+++                                  A2/A-        P1/A1           50,000,000
                                                                                                         -------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $200,000,000)                                                                                      200,000,000
                                                                                                         -------------
COMMERCIAL PAPER -- 64.0%
  50,000,000    Asset Securitization Cooperative Corporation,
                   5.280% due 01/25/1999+                                     A1+/NR        P1/NR           49,824,000
  40,000,000    Banc One Funding Corporation,
                   5.580% due 01/15/1999+                                      A1/NR        P1/NR           39,913,200
  50,000,000    Centric Capital Corporation,
                   5.370% due 02/01/1999+                                     A1+/NR        P1/NR           49,768,792
  50,000,000    CXC, Inc.,
                   5.280% due 02/02/1999+                                     A1+/NR        P1/NR           49,765,333
  50,000,000    Falcon Asset Securitization,
                   5.220% due 03/22/1999+                                      A1/NR        P1/NR           49,420,000
  50,000,000    Finova Capital Corporation,
                   5.100% due 03/23/1999+,+++                                  A2/A-       P2/Baa           49,426,250
  50,000,000    Ford Motor Credit Company,
                   5.410% due 02/19/1999+                                      A1/A         P1/A1           49,631,819
  50,000,000    General Electric Capital Corporation,
                   5.480% due 02/02/1999+                                     A1+/AAA      P1/Aaa           49,756,445
  40,000,000    Golden Funding Corporation,
                   5.280% due 02/26/1999+                                     A1+/NR        P1/NR           39,671,467
  50,000,000    Hertz Corporation,
                   5.120% due 02/18/1999+,+++                                 A2/BBB+       P1/A3           49,658,667
  50,000,000    Koch Industries,
                   5.250% due 01/04/1999+                                     A1+/AA+      P1/Aa1           49,978,125
  25,000,000    Lloyds Bank,
                   4.870% due 06/01/1999+                                     A1+/NR       P1/Aa1           24,489,326
  50,000,000    Moat Funding LLC,
                   5.430% due 01/11/1999+,+++                                  NR/NR        P1/NR           49,924,583
  30,000,000    National Rural Utilities Cooperative Finance,
                   5.030% due 03/16/1999+                                     A1+/AA        P1/A1           29,689,817
  50,000,000    New Center Asset Trust,
                   5.200% due 01/04/1999+                                     A1+/NR        P1/NR           49,978,333
  50,000,000    Pepsico, Inc.,
                   5.440% due 01/14/1999+                                      A1/A         P1/A1           49,901,778
  50,000,000    Sanwa Business Credit Company,
                   5.550% due 01/28/1999+,+++                                 A2/BBB+       P1/A1           49,791,875
  60,000,000    SBC Communications, Inc.,
                   5.100% due 01/04/1999+                                     A1+/AA-       P1/A1           59,974,500
  50,000,000    Sheffield Receivables Corporation,
                   5.400% due 02/03/1999+                                     A1+/NR        P1/NR           49,752,500
                                                                                                         -------------
TOTAL COMMERCIAL PAPER
  (Cost $890,316,810)                                                                                      890,316,810
                                                                                                         -------------
CORPORATE NOTES -- 8.6%
  25,000,000    Allstate Funding Agreement,
                   5.452% due 05/17/1999+                                     NR/AA+       NR/Aaa           25,000,000
  45,000,000    Heller Financial, Inc.,
                   5.594% due 10/13/1999+,+++                                  A2/A-        P2/A3           45,000,000
  25,000,000    Jackson National Life Insurance,
                   5.570% due 09/23/1999++                                     NR/AA       NR/Aa3           25,000,000
  25,000,000    Transamerica Life Annuity,
                   5.343% due 02/17/1999++                                     A1/AA       P1/Aa3           25,000,000
                                                                                                         -------------
TOTAL CORPORATE NOTES
  (Cost $120,000,000)                                                                                      120,000,000
                                                                                                         -------------
REPURCHASE AGREEMENTS -- 14.4% (Cost $200,824,712)
$200,824,712    Agreement with Lehman Brothers Holdings Inc.,
                   4.900% dated 12/31/1998, to be repurchased at
                   $200,934,050 on 01/04/1999, collateralized by
                   $182,260,000 U.S. Treasury Note, 6.500% maturing
                   08/15/2005 (value $204,757,267)                                                         200,824,712
                                                                                                         -------------
TOTAL INVESTMENTS (Cost $1,411,141,522*)                                             101.4%              1,411,141,522
OTHER ASSETS AND LIABILITIES (Net)                                                    (1.4)                (20,234,069)
                                                                                      ----               -------------
NET ASSETS                                                                           100.0%             $1,390,907,453
                                                                                      ====               =============

---------
  *  Aggregate cost for Federal tax purposes.
  +  Rate represents annualized yield at date of purchase.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.
+++ These securities have either a F1 rating by Fitch or a D1 rating by Duff and Phelps, or both, and thus are defined as being eligible securities under Rule 2a7.

                      See Notes to Financial Statements.

Munder Money Market Fund
  Portfolio of Investments, December 31, 1998 (Unaudited)


                                                                                 Ratings
Principal                                                                   --------------------
Amount                                                                        S&P        Moody's               Value
---------                                                                   --------     -------             -------
CERTIFICATE OF DEPOSIT -- 13.8%
 $4,000,000     Bank of Nova Scotia,
                   5.190% due 02/08/1999+                                     A1+/AA-      P1/Aa3          $ 4,000,000
  5,000,000     UBS AG Stamford Branch Institutional Certificate,
                   5.120% due 01/19/1999+                                     A1+/AA+      P1/Aaa            5,000,000
  5,000,000     Union Bank Treasury Division,
                   5.310% due 03/17/1999+,+++                                  A2/A-        P1/A1            5,000,000
                                                                                                          ------------
TOTAL CERTIFICATE OF DEPOSIT
  (Cost $14,000,000)                                                                                        14,000,000
                                                                                                          ------------
COMMERCIAL PAPER -- DISCOUNT -- 43.2%
  5,000,000     Banc One Funding Corporation,
                   5.100% due 03/08/1999+                                      A1/NR        P1/NR            4,953,250
  5,000,000     Centric Capital Corporation,
                   4.750% due 04/21/1999+                                     A1+/NR        P1/NR            4,927,430
  5,000,000     Falcon Asset Securitization,
                   5.220% due 03/22/1999+                                      A1/NR        P1/NR            4,942,000
  5,000,000     Finova Capital Corporation,
                   5.430% due 01/21/1999+,+++                                  A2/A-       P2/Baa            4,984,917
  5,000,000     Ford Motor Credit Company,
                   5.410% due 02/19/1999+                                      A1/A         P1/A1            4,963,182
  5,000,000     General Electric Capital Corporation,
                   4.930% due 05/12/1999+                                     A1+/AAA      P1/Aaa            4,910,301
  4,000,000     International Lease Finance Corporation,
                   5.470% due 01/04/1999+                                     A1+/A+        P1/A1            3,998,177
  5,000,000     Sanwa Business Credit Corporation,
                   6.200% due 01/19/1999+,+++                                 A2/BBB+       P1/A1            4,984,500
  5,000,000     Sheffield Receivables Corporation,
                   5.350% due 01/26/1999+                                     A1+/NR        P1/NR            4,981,424
                                                                                                          ------------
TOTAL COMMERCIAL PAPER -- DISCOUNT
  (Cost $43,645,181)                                                                                        43,645,181
                                                                                                          ------------
CORPORATE NOTES -- 8.1%
  3,158,000     Capital One Funding Corporation,
                   5.550% due 04/01/2009++                                    A1+/AA-       P1/NR            3,158,000
  5,000,000     Heller Financial Inc.,
                   5.594% due 10/13/1999++,+++                                 A2/A-        P2/A3            5,000,000
TOTAL CORPORATE NOTES
  (Cost $8,158,000)                                                                                          8,158,000
                                                                                                          ------------
REPURCHASE AGREEMENTS -- 35.3%
$25,031,434     Agreement with Lehman Brothers Holdings Inc.,
                   4.900% dated 12/31/1999, to be repurchased at
                   $25,045,063 on 01/04/1999, collateralized by
                   $22,720,000 U.S. Treasury Note, 6.500% maturing
                   08/15/2005 (value $25,524,444)                                                           25,031,434
  5,000,000     Agreement with Merrill Lynch and Company, Inc.,
                   4.850% dated 12/31/1998, to be repurchased at
                   $5,002,694 on 01/04/1999, collateralized by
                   $3,785,000 U.S. Treasury Bond, 8.000% maturing
                   11/15/2021 (value $5,105,019)                                                             5,000,000
  5,700,000     Agreement with State Street Bank and Trust
                   Company, 4.850% dated 12/31/1998, to be repurchased at
                   $5,703,072 on 01/04/1999, collateralized by $4,175,000
                   U.S. Treasury Bond, 7.250% maturing 05/15/2016 (value
                   $5,103,912) and $645,000 U.S. Treasury Note, 7.875%
                   maturing
                   08/15/2001 (value $714,131)                                                               5,700,000
                                                                                                          ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $35,731,434)                                                                                        35,731,434
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $101,534,615*)                                               100.4%                101,534,615
OTHER ASSETS AND LIABILITIES (Net)                                                    (0.4)                   (450,536)
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $101,084,079
                                                                                     =====                ============

---------

  *  Aggregate cost for Federal tax purposes.
  +  Rate represents annualized yield at date of purchase.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.
+++ These securities have either a F1 rating by Fitch or a D1 rating by Duff and Phelps, or both, and thus are defined as being eligible securities under Rule 2a7.

                      See Notes to Financial Statements.

Munder Tax-Free Money Market Fund
  Portfolio of Investments, December 31, 1998 (Unaudited)

                                                                                 Ratings
Principal                                                                   --------------------
Amount                                                                        S&P        Moody's               Value
---------                                                                   --------     -------             -------

MUNICIPAL BONDS AND NOTES -- 91.7%
     Arizona -- 4.6%
 $ 3,400,000  Apache County, Arizona, Industrial Development
                 Authority, Industrial Development Revenue, (Tucson
                 Electric -- 83C), (Society Generale, LOC),
                 4.150% due 12/15/2018+                                        A-1+         VMIG1          $ 3,400,000
   1,600,000  Arizona State, Transportation Board, Maricopa County,
                 4.000% due 07/01/1999                                          AAA          Aaa             1,604,477
   3,000,000  Maricopa County, Arizona Pollution Control,
                 4.000% due 12/01/2014+                                         NR           Aa2             3,000,000
   6,400,000  Maricopa County, Arizona, Pollution Control, El Paso A,
                 Pre-refunded,
                 4.000% due 08/01/2015+                                         NR          VMIG1            6,400,000
   3,000,000  Pima County, Arizona Industrial Development Authority,
                 (Tucson Electric),
                 4.000% due 12/01/2022+                                         AA          VMIG1            3,000,000
                                                                                                          ------------
                                                                                                            17,404,477
                                                                                                          ------------
     Arkansas -- 0.8%
   2,900,000  Fayetteville Arkansas Public Facilities Board,
                 Butterfield Trail Village,
                 5.100% due 09/01/2027+                                         NR          VMIG1            2,900,000
                                                                                                          ------------
     California -- 2.7%
  10,000,000  California School Cash Reserve, Pool Series A,
                 4.500% due 07/02/1999                                         SP-1+        MIG1            10,036,500
                                                                                                          ------------
     Colorado -- 3.5%
   3,900,000  Colorado Health Facilities Authority Revenue,
                 Variable Catholic Health Series B,
                 3.900% due 12/01/2025+                                        A-1+         VMIG1            3,900,000
   2,650,000  Denver County Airport Revenue, Series B,
                 4.000% due 12/01/2020+                                        A-1+         VMIG1            2,650,000
   6,500,000  Smith Creek Metropolitan District Company Revenue,
                 4.050% due 10/01/2035+                                        A-1+          NR              6,500,000
                                                                                                          ------------
                                                                                                            13,050,000
                                                                                                          ------------
     Connecticut -- 0.3%
   1,000,000  Connecticut State, Special Tax Obligation, Series C,
                 6.700% due 12/01/2001                                          AA           NR              1,052,264
                                                                                                          ------------
     Delaware -- 0.9%
   1,000,000  Delaware, Transportation Authority Systems Revenue,
                 6.875% due 07/01/1999                                          AA           A1              1,017,617
   2,510,000  New Castle County, Delaware, Economic, Refunding
                 Henderson Mcguire,
                 4.050% due 08/15/2020+                                        A-1+          NR              2,510,000
                                                                                                          ------------
                                                                                                             3,527,617
                                                                                                          ------------
     Florida -- 6.4%
   6,000,000  Alachua County Florida Health Facilities Authority,
                 Teaching Hospital, Series B,
                 4.000% due 01/26/2012+                                         AAA          Aaa             6,000,000
   2,500,000  Broward County, Florida, Multifamily Housing,
                 Southern Pointe Project,
                 3.700% due 05/15/2027+                                        A-1+          NR              2,500,000
   1,000,000  Dade County, Florida, Aviation Revenue, Series X,
                 5.000% due 10/01/1999                                           A           Aa3             1,012,763
   1,085,000  Jacksonville, Florida, Electric Authority Revenue,
                 Saint Johns River, Series 5,
                 6.000% due 10/01/2015                                          AA           Aa2             1,107,174
   4,000,000  Palm Beach County Florida Revenue, Jewish
                 Community Campus Corporation,
                 4.050% due 03/01/2027+                                        A-1+          NR              4,000,000
   3,000,000  Tampa Florida Revenue,
                 7.375% due 12/01/2023                                          AAA          Aaa             3,175,141
   6,200,000  University of North Florida, Foundation, Inc.,
                 Capital Improvement Revenue, Series 1994, (First
                 Union National Bank of North Carolina, LOC),
                 4.000% due 11/01/2024+                                         NR          VMIG1            6,200,000
                                                                                                          ------------
                                                                                                            23,995,078
                                                                                                          ------------
     Georgia -- 3.0%
   2,000,000  DeKalb County, Georgia, Multifamily Housing,
                 Winterscreek Apartments,
                 4.250% due 06/15/2025+                                        A-1+          NR              2,000,000
   5,700,000  DeKalb County, Georgia, Private Hospital, Hospital
                 Authority, Revenue Anticipation Certificates,
                 (Egleston Children's Health) Series A, (Suntrust
                 Bank, Atlanta, GA, LOC),
                 3.900% due 12/01/2017+                                        A-1+         VMIG1            5,700,000
 $ 2,800,000  Fulco Georgia Hospital Authority Anticipation
                 Certificates, Shepherd Center Incorporated Project,
                 3.950% due 09/01/2017+                                        A-1+          NR              2,800,000
   1,000,000  Fulton County, Georgia, Development Authority
                 Revenue, Metro Atlanta YMCA Project,
                 3.950% due 06/01/2020+                                        A-1+          Aa3             1,000,000
                                                                                                          ------------
                                                                                                            11,500,000
                                                                                                          ------------
     Illinois -- 12.0%
   4,700,000  Chicago Illinois Multifamily Housing Revenue,
                 Waveland Associates,
                 4.050% due 11/01/2010+                                         NR           Aaa             4,700,000
   1,000,000  Chicago Illinois Wastewater Transmission Revenue,
                 6.500% due 11/15/1999                                          AAA          Aaa             1,028,754
              Illinois Development Finance Authority Revenue:
   2,000,000    Chicago Symphony,
                 4.050% due 06/01/2031+                                        A-1+         VMIG1            2,000,000
   4,000,000    Loyola Academy, Series A,
                 4.100% due 10/01/2027+                                        A-1+          NR              4,000,000
              Illinois Educational Facilities Authority Revenues:
   3,200,000    Art Institute of Chicago,
                 4.150% due 03/01/2027+                                        A-1+         VMIG1            3,200,000
   3,750,000    Pooled Financing Program,
                 4.100% due 12/01/2005+                                         AAA          Aaa             3,750,000
   1,000,000    The Adler Planetarium,
                 4.100% due 04/01/2031+                                        A-1+          NR              1,000,000
              Illinois Health Facilities Authority:
  11,260,000    (Advocate Health Care) Series B,
                 4.000% due 08/15/2022+                                        A-1+         VMIG1           11,260,000
   3,000,000    (Gottlieb Health Resources Inc.),
                 4.100% due 11/15/2024+                                         NR          VMIG1            3,000,000
   2,000,000  Illinois State Development Finance Authority,
                 Industrial Development Authority Revenue,
                 (Lake Forest Academy Project),
                 (Northern Trust Company, LOC),
                 4.050% due 12/01/2024+                                        A-1+          NR              2,000,000
   5,000,000  Lake Cook, Kane, & McHenry Counties, Illinois,
                 Unit School District,
                 3.970% due 12/15/1999                                          NR           NR              5,021,725
   1,315,000  Metropolitan Pier & Expo Illinois, Pre-refunded,
                 5.200% due 06/15/1999                                          AA-          NR              1,327,232
   1,080,000  Naperville, Illinois, Electric Revenue, Refunding,
                 3.150% due 05/01/1999                                          AA           Aa2             1,079,623
   2,000,000  Springfield, Illinois, Water Revenue,
                 6.500% due 03/01/2015+                                         AA           Aa2             2,049,265
                                                                                                          ------------
                                                                                                            45,416,599
                                                                                                          ------------
     Indiana -- 0.7%
   1,100,000  Indiana State Development Finance Authority Revenue,
                 (Educational Facility -- Indiana Historical Society),
                 (NBD Bank, Detroit, LOC),
                 4.100% due 08/01/2031+                                        A-1+          NR              1,100,000
   1,500,000  Indianapolis Public Improvement Bond Bank, Series B,
                 5.000% due 02/01/1999                                          AAA          Aaa             1,501,649
                                                                                                          ------------
                                                                                                             2,601,649
                                                                                                          ------------
     Iowa -- 1.7%
   1,000,000  Des Moines, Iowa, Series D,
                 5.000% due 06/01/1999                                          AA+          Aa3             1,007,087
   2,000,000  Des Moines, Iowa, Methodist Medical Center Project,
                 3.950% due 08/01/2015+                                         NR          VMIG1            2,000,000
   3,400,000  Woodbury County Iowa Purchase Revenue,
                 Siouxland Regional Cancer Center, Series A,
                 4.000% due 12/01/2014+                                        A-1+          NR              3,400,000
                                                                                                          ------------
                                                                                                             6,407,087
                                                                                                          ------------
     Kansas -- 0.7%
   2,500,000  Kansas State Development Finance Authority Revenue,
                 Series G2,
                 4.500% due 10/01/1999                                          AA-          A1              2,518,170
                                                                                                          ------------
     Maryland -- 2.7%
   4,000,000  Baltimore County, Maryland, Metro District,
                 3.200% due 01/15/1999                                          AAA          AAA             4,000,000
   3,200,000  Baltimore County, Maryland, Revenue Bonds,
                 (Sheppard & Enoch Pratt Hospital),
                 (Societe Generale, LOC),
                 4.100% due 07/01/2022+                                         NR          VMIG1            3,200,000
   1,000,000  Charles County, Maryland,
                 5.000% due 02/01/1999                                          AA-          Aa3             1,001,240
              Maryland State:
 $ 1,000,000    First Series,
                 6.500% due 03/01/1999                                          AAA          Aaa             1,004,743
   1,000,000    First Series,
                 6.700% due 03/01/1999                                          AAA          Aaa             1,005,063
                                                                                                          ------------
                                                                                                            10,211,046
                                                                                                          ------------
     Massachusetts -- 0.3%
   1,100,000  Massachusetts State, Series C,
                 5.100% due 09/01/1999                                          AA-          Aa3             1,114,307
                                                                                                          ------------
     Michigan -- 1.9%
   2,500,000  Detroit Michigan City School District,
                 4.500% due 07/01/1999                                         SP-1+         NR              2,510,159
   2,150,000  Muskegon, Michigan, Public Schools,
                 4.100% due 05/25/1999                                          NR           NR              2,151,640
   1,000,000  Saline, Michigan, Economic Development,
                 Obligation Brecon Village Project,
                 4.100% due 11/01/2025+                                        A-1+          NR              1,000,000
   1,375,000  Walled Lake Michigan, School District, Series I,
                 6.800% due 05/01/2001                                          AA+          Aa              1,415,902
                                                                                                          ------------
                                                                                                             7,077,701
                                                                                                          ------------
     Minnesota -- 1.7%
   4,000,000  City of Rochester, Minnesota, Mayo Clinic,
                 3.300% due 01/11/1999                                         A-1+          AA+             4,000,000
   1,500,000  Stillwater Minnesota Industrial Development Revenue,
                 Supervalue Incorporated Project,
                 3.950% due 10/01/2009                                          NR           NR              1,500,000
   1,000,000  Washington County, Minnesota, Housing,
                 6.300% due 02/01/1999                                          AAA          Aaa             1,002,274
                                                                                                          ------------
                                                                                                             6,502,274
                                                                                                          ------------
     Missouri -- 7.7%
   1,000,000  Branson Missouri Reorganized School District,
                 Improvement & Refunding, Pre-refunded,
                 6.200% due 03/01/2006                                          AAA          Aaa             1,003,770
   2,000,000  Columbia, Missouri, Special Obligation Reserve, Series A,
                 (Toronto Dominion Bank, LOC),
                 3.950% due 06/01/2008+                                         AA          VMIG1            2,000,000
              Missouri State Environment Improvement Energy:
   9,200,000    Kansas City Power,
                 4.150% due 07/01/2017+                                         A-1         VMIG1            9,200,000
   3,000,000    Series A, State of Missouri Environmental,
                 3.200% due 01/07/1999                                         A-1+          P-1             3,000,000
   3,000,000  Missouri State Health & Educational Facilities, Authority,
                 3.950% due 06/01/2019+                                        A-1+         VMIG1            3,000,000
   2,500,000  Missouri State Health & Educational Facilities Authority,
                 (The Washington University), Series D,
                 (SBPA -- Morgan Guaranty Trust),
                 5.000% due 09/01/2030+                                        A-1+         VMIG1            2,500,000
              Missouri State Health & Educational Facility Revenue:
   3,000,000    Cox Health Systems,
                 5.000% due 06/01/2015+                                        A-1+          Aaa             3,000,000
   2,800,000    Washington University, Series C,
                 5.000% due 09/01/2030+                                        A-1+         VMIG1            2,800,000
   2,600,000    Missouri State Health & Educational Facility, Authority,
                 St. Louis University,
                 4.500% due 10/01/1999                                          AA-          A1              2,618,909
                                                                                                          ------------
                                                                                                            29,122,679
                                                                                                          ------------
     Nevada -- 0.8%
   3,070,000  Reno Nevada Economic Development Revenue,
                 University of Nevada, Student Aid Fund,
                 4.100% due 05/01/2018+                                         NR           NR              3,070,000
                                                                                                          ------------
     New Jersey -- 0.3%
   1,080,000  Monmouth County, New Jersey, Improvement Authority
                 Revenue, Recreation Facilities, 6.625% due 12/01/2005          AA           Aaa             1,135,043
                                                                                                          ------------
     New Mexico -- 2.3%
   2,200,000  Albuquerque, New Mexico, Educational Facilities Revenue,
                 4.100% due 06/01/2018+                                         NR           NR              2,200,000
   5,000,000  Farmington, New Mexico, Pollution Control Revenue,
                 (El Paso Electric Co.), Series A,
                 4.000% due 11/01/2013+                                         NR           Aa3             5,000,000
   1,625,000  Las Cruces, New Mexico, School District, Series A,
                 4.100% due 08/01/1999                                          NR           A1              1,634,409
                                                                                                          ------------
                                                                                                             8,834,409
                                                                                                          ------------
     North Carolina -- 2.9%
   3,800,000  Mecklenburg County, Industrial Facilities,
                 Edgcomb Metals Company Project,
                 4.000% due 12/01/2009+                                         NR           Aa3             3,800,000
   3,000,000  North Carolina Educational Finance Facilities,
                 3.900% due 09/01/2027+                                         NR           NR              3,000,000
     995,000  North Carolina Housing Finance Agency,
                 Single Family Revenue,
                 3.550% due 09/01/2016+                                         AA           Aa2               995,000
   3,000,000  North Carolina Medical Care Commission,
                 Hospital Revenue, Series B,
                 3.900% due 06/01/2022+                                        A-1+         VMIG1            3,000,000
                                                                                                          ------------
                                                                                                            10,795,000
                                                                                                          ------------
     North Dakota -- 1.9%
   2,500,000  Grand Forks, North Dakota, Health Care Facilities,
                 United Hospital Obligation Group A,
                 4.850% due 12/01/2025+                                         NR          VMIG1            2,500,000
   4,575,000  Grand Forks, North Dakota, Hospital Facilities Revenue,
                 Group PJ,
                 4.850% due 12/01/2016+                                         NR          VMIG1            4,575,000
                                                                                                          ------------
                                                                                                             7,075,000
                                                                                                          ------------
     Ohio -- 2.9%
              Clermont County, Ohio, Hospital Facilities Revenue:
   1,435,000    7.200% due 09/01/1999                                           AAA          Aaa             1,473,119
   4,375,000    7.500% due 09/01/2019                                           AAA          Aaa             4,575,702
   1,955,000  Franklin County, Ohio, Hospital Revenue,
                 US Health Corporation, Series A,
                 4.050% due 12/01/2021+                                         NR          VMIG1            1,955,000
   3,100,000  Montgomery County, Ohio, Society Saint Vincent DePaul,
                 4.200% due 12/01/2010+                                         A-1          NR              3,100,000
                                                                                                          ------------
                                                                                                            11,103,821
                                                                                                          ------------
     Pennsylvania -- 8.1%
   5,200,000  Allegheny County, Pennsylvania, Hospital Development
                 Revenue, Health Center Development,Series B,
                 3.000% due 09/01/2013+                                         A-1          NR              5,200,000
   7,800,000  Allegheny County, Pennsylvania, Industrial Development,
                 Revenue Series C,
                 5.100% due 07/01/2027+                                         NR          VMIG1            7,800,000
   4,200,000  Berks County Pennsylvania, Industrial Development Revenue,
                 3.450% due 01/22/1999                                          NR           NR              4,200,000
   2,000,000  Delaware Valley, Pennsylvania, Registered Finance, Series A,
                 3.900% due 12/01/2017+                                        A-1+         VMIG1            2,000,000
   1,030,000  Montgomery County, Pennsylvania, Sewer Authority,
                 4.375% due 08/01/1999                                          NR           Aaa             1,037,763
   2,390,000  Montgomery County, Pennsylvania Education & Health
                 Authority, Hospital Revenue, Series A,
                 8.375% due 11/01/2011                                          AAA          NR              2,538,694
   1,000,000  Pennsylvania State Higher Educational Facility,
                 7.200% due 07/01/2019                                          AAA          Aaa             1,037,762
   2,000,000  Philadelphia, Pennsylvania, Water & Sewer Revenue, Series 14,
                 6.900% due 10/01/2020                                          AAA          Aaa             2,095,611
   4,765,000  York County, Pennsylvania, Industrial Development Authority,
                 Industrial Development Revenue,
                 (NewEdgecomb Corporation Project),
                 (Banque Nationale Paris, LOC),
                 3.500% due 07/01/2009+                                         NR           Aa3             4,765,000
                                                                                                          ------------
                                                                                                            30,674,830
                                                                                                          ------------
     Rhode Island -- 0.3%
   1,000,000  Rhode Island State, Series B,
                 6.850% due 10/15/2004                                          AA-          A1              1,048,160
                                                                                                          ------------
     South Carolina -- 2.1%
   7,000,000  South Carolina, Public Service Authority, Series A,
                 4.000% due 01/01/1999                                          AA-          Aa2             7,000,000
   1,015,000  Sumter County, South Carolina, School District
                 Number, Series B,
                 5.500% due 03/01/1999                                          AA           Aa1             1,018,209
                                                                                                          ------------
                                                                                                             8,018,209
                                                                                                          ------------
     South Dakota -- 0.5%
   1,940,000  South Dakota State Health & Educational Revenue,
                 Rapid City Regional Hospital,
                 4.500% due 09/01/1999                                          AAA          Aaa             1,958,104
                                                                                                          ------------
     Tennessee -- 5.2%
   6,700,000  Chattanooga, Tennessee, Industrial Development Authority
                 Revenue, (Market Street Ltd. Project),
                 (ABN -- Amro, LOC),
                 4.050% due 12/15/2012+                                        A-1+          NR              6,700,000
   2,355,000  Clarksville, Tennessee, Public Building Authority,
                 (NationsBank, TN, LOC),
                 4.050% due 06/01/2024+                                        A-1+          NR              2,355,000
   6,400,000  Johnson City, Tennessee Health and Educational Facility,
                 3.100% due 02/25/1999+                                         NR           NR              6,400,000
   2,000,000  Metropolitan Government Nashville and Davidson County,
                 Tennessee, Industrial Development Board Revenue,
                 Multifamily Housing, (Arbor Crest Apartments), Series B,
                 4.100% due 12/01/2007+                                         NR          VMIG1            2,000,000
   2,000,000  Metropolitan Government Nashville and Davidson County,
                 Tennessee, Health and Facilities Board,
                 (West Mead Place Project), (NationsBank, GA, LOC),
                 4.050% due 10/01/2015+                                        A-1+          NR              2,000,000
                                                                                                          ------------
                                                                                                            19,455,000
                                                                                                          ------------
     Texas -- 9.4%
   1,750,000  Arlington, Texas, Independent School District,
                 6.750% due 08/15/1999                                          NR           Aa2             1,787,381
   2,000,000  Austin County, Texas, Utility Systems Revenue, Series 1993 A,
                 0.000% due 05/15/1999                                          AAA          Aaa             1,976,935
   5,625,000  Bexar County, Texas, Health Facilities Development
                 Company, Retirement Community, Air Force, Series B,
                 4.000% due 03/01/2012+                                        A-1+          NR              5,625,000
   2,100,000  Dallas County, Texas, Utility & Reclaim,
                 7.000% due 02/15/1999                                          AAA          Aaa             2,108,827
   1,000,000  Duncanville, Texas, School District,
                 5.000% due 02/15/1999                                          NR           Aaa             1,001,680
   2,000,000  Harris County, Texas, Health Facilities, Series A,
                 3.200% due 01/07/1999                                          NR           NR              2,000,000
   2,000,000  Joshua, Texas, Independent School District, Series B,
                 Pre-refunded,
                 6.125% due 02/15/2026                                          NR           Aaa             2,006,302
   7,000,000  Lower Colorado River Authority Texas Revenue,
                 Refunding Junior Lien, 3rd Supplement Series,
                  (MBIA Insured), (SBPA-Baverische Vereinbank),
                 3.850% due 01/01/2013+                                        A-1+         VMIG1            7,000,000
   1,000,000  North East Independent School District Texas,
                 6.500% due 02/01/1999                                          AAA          Aaa             1,002,481
   1,150,000  North Texas Municipal Water District, Series 1992,
                 5.900% due 09/01/1999                                          AAA          Aaa             1,169,986
   8,800,000  Port Corpus Christi, Texas, Nueces County
                 Marine Term Revenue,
                 3.850% due 09/01/2014                                         A-1+          NR              8,800,000
   1,000,000  University Texas, University Revenues,
                 Financing Systems, Series B,
                 6.300% due 08/15/1999                                          AAA          Aa1             1,017,378
                                                                                                          ------------
                                                                                                            35,495,970
                                                                                                          ------------
     Virginia -- 0.7%
   1,685,000  Richmond, Virginia, Redevelopment & Housing
                 Authority, Stony Point Project,
                 4.050% due 04/01/2029+                                         A-1          NR              1,685,000
   1,000,000  Virginia State, Public School Authority, Series A,
                 5.500% due 08/01/1999                                          AA           Aa2             1,014,016
                                                                                                          ------------
                                                                                                             2,699,016
                                                                                                          ------------
     Washington -- 1.1%
   2,000,000  King County, Washington, Series G,
                 4.500% due 12/01/1999                                          AA+          Aa1             2,026,788
   2,000,000  Washington State, Public Power Supply, Nuclear Project,
                 6.000% due 07/01/2017                                          AA-          Aa1             2,022,243
                                                                                                          ------------
                                                                                                             4,049,031
                                                                                                          ------------
     Wisconsin -- 1.6%
   1,000,000  Milwaukee, Wisconsin, Metropolitan Sewage District,
                 Series A,
                 6.600% due 10/01/1999                                          NR           Aa1             1,024,822
   5,000,000  Wisconsin State, Series G,
                 6.750% due 05/01/2011+                                         NR           Aaa             5,097,716
                                                                                                          ------------
                                                                                                             6,122,538
                                                                                                          ------------
TOTAL MUNICIPAL BONDS AND NOTES (Cost $345,971,579)                                                        345,971,579
                                                                                                          ------------
SHORT-TERM INVESTMENTS -- 0.7%
   1,941,211  Dreyfus Tax-Exempt Cash Management                                                             1,941,211
     596,875  Valiant Fund Tax Exempt Money Market                                                             596,875
                                                                                                          ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $2,538,086)                                                               2,538,086
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $348,509,665*)                                                92.4%                348,509,665
OTHER ASSETS AND LIABILITIES (Net)                                                     7.6                  28,613,117
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $377,122,782
                                                                                     -----                ------------

---------
* Aggregate cost for Federal tax purposes.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
LOC -- Instruments supported by bank letter of credit
MBIA -- Municipal Bond Investors Assurance
SBPA -- Stand by Purchase Agreement

                      See Notes to Financial Statements.

Munder U.S. Treasury Money Market Fund
  Portfolio of Investments, December 31, 1998 (Unaudited)


Principal
Amount                                                                                                    Value
--------                                                                                                  -----

U.S. TREASURY OBLIGATIONS -- 41.8%
     U.S. Treasury Notes -- 12.6%
 $15,000,000  6.375% due 04/30/1999                                                                      $ 15,075,484
                                                                                                         ------------
     United States Treasury Bill -- 29.2%
  35,000,000  4.350% due 01/21/1999                                                                        34,915,417
                                                                                                         ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $49,990,901)                                                                                       49,990,901
                                                                                                         ------------
REPURCHASE AGREEMENTS -- 57.3%
   5,000,000     Agreement with Goldman Sachs & Co., 4.500% dated 12/31/1998, to be repurchased at $5,002,500 on 01/04/1999,
                 collateralized by $3,255,000 U.S. Treasury Bond, 12.000% due
                 08/15/2013
                 (value $5,105,468)                                                                         5,000,000
  28,472,156  Agreement with Lehman Brothers Holdings Inc., 4.900%
                 dated 12/31/1998, to be repurchased at $28,487,658 on
                 01/04/1999, collateralized by $87,375,000 U.S. Treasury
                 Bond, 9.000% due 11/15/2018 (value $29,042,575)                                           28,472,156
   5,000,000  Agreement with Merrill Lynch and Company, Inc., 4.850%
                 dated 12/31/1998, to repurchased at $5,002,694 on
                 01/04/1999, collateralized by $3,785,000 U.S. Treasury
                 Bond, 8.000% maturing 11/15/2021 (value $5,105,019)                                        5,000,000
   5,000,000  Agreement with Morgan (J.P.) and Company, 4.750% dated
                 12/31/1998, to be repurchased at $5,002,639 on
                 01/04/1999, collateralized by $3,733,000 U.S. Treasury
                 Bond, 8.125% maturing 08/15/2019 (value $5,100,211)                                        5,000,000
  25,000,000  Agreement with State Street Bank and Trust Company,
                 4.850% dated 12/31/1998, to be repurchased at
                 $25,013,472 on 01/04/1999, collateralized by
                 $20,860,000 U.S. Treasury Bond, 7.250% maturing
                 05/15/2016 (value $25,501,225)                                                            25,000,000
                                                                                                         ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $68,472,156)                                                                                       68,472,156
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $118,463,057*)                                                99.1%                118,463,057
OTHER ASSETS AND LIABILITIES (Net)                                                     0.9                   1,064,676
                                                                                      ----                ------------
NET ASSETS                                                                           100.0%               $119,527,733
                                                                                      ====                ============

---------
* Aggregate cost for Federal tax purposes.


                      See Notes to Financial Statements.

                    [ This Page Intentionally Left Blank ]

The Munder Funds
Statements of Assets and Liabilities, December 31, 1998 (Unaudited)


                                        EQUITY FUNDS
                                        ----------------------------------------------------------------------------------------
                                                       Munder                        Munder         Munder         Munder
                                        Munder         Growth &       Munder         International  Micro-Cap      Multi-Season
                                        Balanced       Income         Index 500      Equity         Equity         Growth
                                        Fund           Fund           Fund           Fund           Fund           Fund
                                        -------        -------        --------       ------------   --------       -------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities  .....................   $73,184,542    $234,349,124   $927,270,398   $245,703,781   $53,057,121    $774,506,778
    Repurchase Agreements  ..........     1,140,000      15,597,000     15,765,000      1,501,000        --          33,951,000
                                        -----------    ------------   ------------   ------------   -----------    ------------
Total Investments  ..................    74,324,542     249,946,124    943,035,398    247,204,781    53,057,121     808,457,778
Cash  ...............................           201             678         11,963         14,689       541,794             878
Interest receivable  ................       307,945          22,226          2,124            202        --               4,574
Dividends receivable  ...............        37,983         395,524      1,059,961        469,702        --             690,467
Receivable for investment securities
  sold  .............................       138,646         --           5,437,655          3,510        61,795       2,298,663
Receivable for Fund shares sold  ....         3,423       4,748,701      9,233,830      2,854,435       181,858      32,155,530
Receivable from investment advisor  .        --             --             --             --             19,677         --
Unamortized organization costs  .....        --                 475        --             --             --             --
Receivable for future variation
  margin  ...........................        --             --              48,040        --             --             --
Prepaid expenses and other assets  ..        26,438          35,535         66,122         32,144        29,782          96,193
                                        -----------    ------------   ------------   ------------   -----------    ------------
      Total Assets  .................    74,839,178     255,149,263    958,895,093    250,579,463    53,892,027     843,704,083
                                        -----------    ------------   ------------   ------------   -----------    ------------
LIABILITIES:
Due to custodian  ...................        --             --             --             --             --             --
Payable for Fund shares redeemed  ...       676,927         875,080     10,774,223        437,250       194,500       4,743,236
Payable for investment securities
  purchased  ........................        --             --           9,232,878        --            110,000         334,797
Payable upon return of securities
  loaned  ...........................     7,090,037      10,041,493        --          44,402,461     7,670,250      14,901,640
Investment advisory fee payable  ....        36,251         153,250         53,253        126,459        37,599         490,545
Administration fee payable  .........         6,143          21,870         81,453         18,520         4,132          69,685
Shareholder servicing fees payable  .         5,906          41,788         42,646         20,712           423          53,728
Distribution fees payable  ..........           978           3,821         93,100          3,387        18,062         110,006
Transfer agent fee payable  .........         3,306           9,065          3,471          8,790        --              30,402
Custodian fees payable  .............         9,237          15,405         92,120         43,428        12,854          63,462
Accrued Trustees'/Directors' fees
  and expenses  .....................         1,059           3,311         11,227          3,012           813          12,595
Accrued expenses and other payables          18,308          22,489         29,752         23,045         8,444         151,847
                                        -----------    ------------   ------------   ------------   -----------    ------------
  Total Liabilities  ................     7,848,152      11,187,572     20,414,123     45,087,064     8,057,077      20,961,943
                                        -----------    ------------   ------------   ------------   -----------    ------------
NET ASSETS  .........................   $66,991,026    $243,961,691   $938,480,970   $205,492,399   $45,834,950    $822,742,140
                                        ===========    ============   ============   ============   ===========    ============
Investments, at cost  ...............   $64,845,442    $189,904,413   $622,024,431   $206,813,092   $49,065,652    $555,907,224
                                        ===========    ============   ============   ============   ===========    ============

                      See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------
    Munder                              Munder                              Munder                              Munder
    Real Estate       Munder            Small                               Framlington       Munder            Framlington
    Equity            Small-Cap         Company           Munder            Emerging          Framlington       International
    Investment        Value             Growth            Value             Markets           Healthcare        Growth
    Fund              Fund              Fund              Fund              Fund              Fund              Fund
    ---------         --------          ------            ------            -------           ----------        ------------
    $87,028,363       $146,723,898      $422,730,395      $178,764,164      $38,874,953       $24,515,334       $63,301,603
      2,251,000          7,554,000         8,511,000         2,240,000           --               516,000         1,161,000
    -----------       ------------      ------------      ------------      -----------       -----------       -----------
     89,279,363        154,277,898       431,241,395       181,004,164       38,874,953        25,031,334        64,462,603
            448                271               724                20           --                   580             7,342
            303              1,018             1,147               302           --                    69             3,855
        890,502            201,818            27,220           323,910          121,512               619            89,869
         --                 98,772         7,616,433         1,043,848        1,569,175            58,273               192
        341,328          1,687,236         6,479,343           108,575           61,659            73,469            --
         --                --                --                --                36,088            10,542            36,828
         10,967            --                --                 19,834            4,220             3,613            17,962
         --                --                --                --                --                --                --
         26,248             30,109            43,260            29,604           45,152            33,189            49,152
    -----------       ------------      ------------      ------------      -----------       -----------       -----------
     90,549,159        156,297,122       445,409,522       182,530,257       40,712,759        25,211,688        64,667,803
    -----------       ------------      ------------      ------------      -----------       -----------       -----------

         --                --                --                --             2,548,942            --                --
         85,936          1,049,252         8,101,051           133,863          400,326            71,254            30,014
         --                --              2,482,477           --                --                55,500             7,142
         --             16,398,898        61,881,468        16,949,172        6,410,115         3,356,049         1,365,000
         56,415             82,923           225,189           101,142           37,529            17,021            51,678
          8,391             12,198            32,997            15,034            3,204             1,824             5,511
            395             12,543            27,449             2,136            4,603                31               334
          6,646              5,223            19,921             3,651              598             9,700               974
          2,466              4,616            15,776             2,904            2,359             1,183             2,512
          9,296             13,828            30,029            14,036           21,800            13,058            38,723
          1,401              2,417             5,903             2,741              666               313               980
         15,692             25,535            32,607            22,577            1,112               535            --
    -----------       ------------      ------------      ------------      -----------       -----------       -----------
        186,638         17,607,433        72,854,867        17,247,256        9,431,254         3,526,468         1,502,868
    -----------       ------------      ------------      ------------      -----------       -----------       -----------
    $90,362,521       $138,689,689      $372,554,655      $165,283,001      $31,281,505       $21,685,220       $63,164,935
    ===========       ============      ============      ============      ===========       ===========       ===========
    $96,429,251       $144,015,432      $379,022,269      $166,499,260      $47,923,454       $24,666,642       $57,634,202
    ===========       ============      ============      ============      ===========       ===========       ===========

                      See Notes to Financial Statements.

The Munder Funds
Statements of Assets and Liabilities, December 31, 1998 (Unaudited)


                                           INCOME FUNDS
                                           ----------------------------------------------------------------------------------
                                                             Munder            Munder            Munder U.S.       Munder
                                           Munder            Intermediate      International     Government        Michigan
                                           Bond              Bond              Bond              Income            Tax-Free
                                           Fund              Fund              Fund              Fund              Bond Fund
                                           ------            ------------      -------------     ----------        --------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities  ........................   $287,316,240      $610,069,853      $53,875,906       $324,513,218      $69,880,496
    Repurchase Agreements  .............      1,893,000        10,386,000          969,000          2,965,000           --
                                           ------------      ------------      -----------       ------------      -----------
Total Investments  .....................    289,209,240       620,455,853       54,844,906        327,478,218       69,880,496
Cash  ..................................            927               875              428                135           --
Interest receivable  ...................      4,324,353         7,038,923        1,331,690          1,960,155          683,174
Receivable for investment securities
  sold  ................................            565            10,986           --                 31,272           --
Receivable for Fund shares sold  .......        848,084         2,041,830           11,921          1,173,351          320,300
Unamortized organization costs  ........        --                --                18,495              1,148            1,168
Prepaid expenses and other assets  .....         32,006            44,436           21,348             34,995            5,305
                                           ------------      ------------      -----------       ------------      -----------
      Total Assets  ....................    294,415,175       629,592,903       56,228,788        330,679,274       70,890,443
                                           ------------      ------------      -----------       ------------      -----------
LIABILITIES:
Due to custodian  ......................        --                --                --                --                --
Payable for Fund shares redeemed  ......        998,981         2,575,585           --              1,094,723          119,300
Payable for investment securities
  purchased  ...........................        --                --                --                --                --
Payable upon return of securities
  loaned  ..............................     28,124,530        63,119,491           --             29,166,553           --
Investment advisory fee payable  .......        117,179           239,827           23,701            127,474           30,051
Administration fee payable  ............         24,474            51,661            5,208             27,983            6,578
Shareholder servicing fees payable  ....         10,003            74,706               21             46,388           14,114
Distribution fees payable  .............          1,663             3,569              216              4,401            1,132
Transfer agent fee payable  ............          4,642            20,151            1,674              9,682              750
Custodian fees payable  ................         18,880            38,863           12,339             21,917            8,765
Accrued Trustees'/Directors' fees and
  expenses  ............................          4,090             8,135              685              4,034              870
Accrued expenses and other payables  ...         22,534            30,347            2,741             18,277           18,843
                                           ------------      ------------      -----------       ------------      -----------
      Total Liabilities  ...............     29,326,976        66,162,335           46,585         30,521,432          200,403
                                           ------------      ------------      -----------       ------------      -----------
NET ASSETS  ............................   $265,088,199      $563,430,568      $56,182,203       $300,157,842      $70,690,040
                                           ============      ============      ===========       ============      ===========
Investments, at cost  ..................   $283,754,898      $612,815,326      $51,528,424       $318,270,426      $67,549,932
                                           ============      ============      ===========       ============      ===========

                      See Notes to Financial Statements.


                                        MONEY MARKET FUNDS
-----------------------------------     --------------------------------------------------------------------
    Munder            Munder            Munder            Munder            Munder            Munder
    Tax-Free          Tax-Free          Cash              Money             Tax-Free          U.S. Treasury
    Bond              Intermediate      Investment        Market            Money Market      Money Market
    Fund              Bond Fund         Fund              Fund              Fund              Fund
    ----              ------------      ----------        ------            ------------      ------------
    $186,847,828      $294,333,595      $1,210,316,810    $ 65,803,181      $348,509,665      $ 49,990,901
             --                --          200,824,712      35,731,434           --             68,472,156
    ------------      ------------      --------------    ------------      ------------      ------------
     186,847,828       294,333,595       1,411,141,522     101,534,615       348,509,665       118,463,057
         --                --                 --               --                     24           --
       2,978,769         4,831,737           3,314,180         225,735         2,759,737           172,979
       1,034,970           --                 --               --              7,597,186           --
       1,423,200         1,927,862          13,258,410          49,722        19,103,067         1,688,919
           2,704           --                 --                 2,644           --                --
          30,117            35,247              74,414          37,283            25,179            18,989
    ------------      ------------      --------------    ------------      ------------      ------------
     192,317,588       301,128,441       1,427,788,526     101,849,999       377,994,858       120,343,944
    ------------      ------------      --------------    ------------      ------------      ------------

             814           --                 --               --                --                --
         364,287           516,168          30,961,154         638,904             5,000           375,504
       1,035,078           --                 --               --                --                --
         --                --                5,051,692          37,486           619,300           355,381
          83,039           128,099             418,875          36,520           103,358            34,589
          18,244            28,149             128,525           9,999            32,308            10,758
          40,187            60,694             119,918         --                 32,216             9,501
           1,143             2,177              27,422           6,390            15,991             2,005
           8,213            14,361              27,619           4,313            11,638             7,533
          15,544            22,819              84,383          19,447            32,477            14,421
           2,730             4,232              15,605           1,279             4,375               800
          17,777            31,989              45,880          11,582            15,413             5,719
    ------------      ------------      --------------    ------------      ------------      ------------
       1,587,056           808,688          36,881,073         765,920           872,076           816,211
    ------------      ------------      --------------    ------------      ------------      ------------
    $190,730,532      $300,319,753      $1,390,907,453    $101,084,079      $377,122,782      $119,527,733
    ============      ============      ==============    ============      ============      ============
    $177,424,077      $284,836,546      $1,411,141,522    $101,534,615      $348,509,665      $118,463,057
    ============      ============      ==============    ============      ============      ============

                      See Notes to Financial Statements.

The Munder Funds
Statements of Assets and Liabilities, December 31, 1998 (Unaudited)

                             EQUITY FUNDS
                             --------------------------------------------------------------------------------------------------
                                              Munder                            Munder           Munder           Munder
                             Munder           Growth &         Munder           International    Micro-Cap        Multi-Season
                             Balanced         Income           Index 500        Equity           Equity           Growth
                             Fund             Fund             Fund             Fund             Fund             Fund
                             --------         --------         ---------        -------------    --------         -------------
NET ASSETS consist of:
Undistributed net
  investment
  income/(loss)  .........   $     4,878      $    293,492     $    223,636     $   (362,939)    $  (338,587)     $   (141,611)
Accumulated net realized
  gain/(loss) on
  investments sold,
  forward foreign
  exchange contracts,
  futures contracts and
  currency transactions  .       841,676         2,163,126        2,892,474         (798,576)     (8,304,270)       14,666,029
Net unrealized
  appreciation/(depreciation)
  of investments, futures
  contracts, foreign
  currency and net other
  assets  ................     9,479,100        60,041,711      321,667,090       40,394,764       3,991,469       252,550,554
Par value  ...............         5,487            16,926           35,734           14,113          29,951           405,000
Paid-in capital in excess
  of par value  ..........    56,659,885       181,446,436      613,662,036      166,245,037      50,456,387       555,262,168
                              ----------       -----------      -----------      -----------      ----------       -----------
                             $66,991,026      $243,961,691     $938,480,970     $205,492,399     $45,834,950      $822,742,140
                             ===========      ============     ============     ============     ===========      ============
NET ASSETS:
Class A Shares  ..........   $ 1,005,675      $  7,625,825     $245,959,063     $  6,689,819     $ 7,800,732      $ 65,456,438
                             ===========      ============     ============     ============     ===========      ============
Class B Shares  ..........   $   940,640      $  2,433,630     $179,161,742     $    894,213     $13,940,243      $ 99,118,570
                             ===========      ============     ============     ============     ===========      ============
Class C Shares  ..........   $   116,488      $    785,883          --          $  1,666,967     $ 6,282,653      $ 12,455,320
                             ===========      ============     ============     ============     ===========      ============
Class K Shares  ..........   $30,026,920      $197,392,883     $212,410,885     $ 99,036,164     $ 2,176,617      $323,505,890
                             ===========      ============     ============     ============     ===========      ============
Class Y Shares  ..........   $34,901,303      $ 35,723,470     $300,949,280     $ 97,205,236     $15,634,705      $322,205,922
                             ===========      ============     ============     ============     ===========      ============
SHARES OUTSTANDING:
Class A Shares  ..........        82,444           529,567        9,370,582          460,402         507,311         3,213,886
                             ===========      ============     ============     ============     ===========      ============
Class B Shares  ..........        77,355           169,643        6,818,352           62,422         919,532         5,077,125
                             ===========      ============     ============     ============     ===========      ============
Class C Shares  ..........         9,567            54,856          --               115,457         414,183           637,180
                             ===========      ============     ============     ============     ===========      ============
Class K Shares  ..........     2,457,445        13,694,059        8,094,678        6,817,128         141,625        15,914,059
                             ===========      ============     ============     ============     ===========      ============
Class Y Shares  ..........     2,859,919         2,477,821       11,450,087        6,657,238       1,012,446        15,657,751
                             ===========      ============     ============     ============     ===========      ============
CLASS A SHARES:
Net asset value and
  redemption price per
  share  .................   $     12.20      $      14.40     $      26.25     $      14.53     $     15.38      $      20.37
                             ===========      ============     ============     ============     ===========      ============
Maximum sales charge  ....          5.50%             5.50%            2.50%            5.50%           5.50%             5.50%
Maximum offering price
  per share  .............   $     12.91      $      15.24     $      26.92     $      15.38     $     16.28      $      21.56
                             ===========      ============     ============     ============     ===========      ============
CLASS B SHARES:
Net asset value and
  offering price per
  share*  ................   $     12.16      $      14.35     $      26.28     $      14.33     $     15.16      $      19.52
                             ===========      ============     ============     ============     ===========      ============
CLASS C SHARES:
Net asset value and
  offering price per
  share*  ................   $     12.18      $      14.33              N/A     $      14.44     $     15.17      $      19.55
                             ===========      ============     ============     ============     ===========      ============
CLASS K SHARES:
Net asset value, offering
  price and redemption
  price per share  .......   $     12.22      $      14.41     $      26.24     $      14.53     $     15.37      $      20.33
                             ===========      ============     ============     ============     ===========      ============
CLASS Y SHARES:
Net asset value, offering
  price and redemption
  price per share  .......   $     12.20      $      14.42     $      26.28     $      14.60     $     15.44      $      20.58
                             ===========      ============     ============     ============     ===========      ============

---------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC).

                      See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------
    Munder                              Munder                              Munder                              Munder
    Real Estate       Munder            Small                               Framlington       Munder            Framlington
    Equity            Small-Cap         Company           Munder            Emerging          Framlington       International
    Investment        Value             Growth            Value             Markets           Healthcare        Growth
    Fund              Fund              Fund              Fund              Fund              Fund              Fund
    ------            ---------         -------           ------            --------          -----------       -------------
    $   (20,993)      $     (3,684)     $   (439,543)     $    224,355      $    (39,627)     $  (157,768)      $  (147,193)

         79,910         (5,579,794)      (48,355,097)        3,132,485       (15,273,125)        (237,885)       (2,164,995)

     (7,149,888)        10,262,466        52,219,126        14,505,015        (9,048,444)         364,699         6,832,216
         73,180            110,980            21,207           114,400            39,545           18,740            53,838
     97,380,312        133,899,721       369,108,962       147,306,746        55,603,156       21,697,434        58,591,069
     ----------        -----------       -----------       -----------        ----------       ----------        ----------
    $90,362,521       $138,689,689      $372,554,655      $165,283,001      $ 31,281,505      $21,685,220       $63,164,935
    ===========       ============      ============      ============      ============      ===========       ===========

    $ 2,963,040       $  4,143,071      $ 21,023,338      $  5,604,439      $    303,301      $ 4,652,849       $ 2,410,186
    ===========       ============      ============      ============      ============      ===========       ===========
    $ 5,533,075       $  3,206,524      $ 13,572,053      $  1,814,620      $    298,885      $ 8,558,175       $   497,798
    ===========       ============      ============      ============      ============      ===========       ===========
    $ 1,275,331       $  1,967,816      $  5,379,928      $  1,110,062      $    269,371      $ 2,515,861       $   165,822
    ===========       ============      ============      ============      ============      ===========       ===========
    $ 1,925,143       $ 65,183,283      $140,476,537      $ 10,722,715      $ 20,754,585      $   166,965       $ 1,633,470
    ===========       ============      ============      ============      ============      ===========       ===========
    $78,665,932       $ 64,188,995      $192,102,799      $146,031,165      $  9,655,363      $ 5,791,370       $58,457,659
    ===========       ============      ============      ============      ============      ===========       ===========

        240,281            331,830         1,203,213           388,468            38,349          399,405           206,082
    ===========       ============      ============      ============      ============      ===========       ===========
        448,869            257,607           815,653           126,850            38,118          745,489            43,037
    ===========       ============      ============      ============      ============      ===========       ===========
        103,140            158,423           317,790            77,683            34,326          219,168            14,306
    ===========       ============      ============      ============      ============      ===========       ===========
        156,083          5,215,835         8,042,987           743,229         2,625,285           14,348           139,622
    ===========       ============      ============      ============      ============      ===========       ===========
      6,369,624          5,134,237        10,827,249        10,103,780         1,218,409          495,635         4,980,784
    ===========       ============      ============      ============      ============      ===========       ===========

    $     12.33       $      12.49      $      17.47      $      14.43      $       7.91      $     11.65       $     11.70
    ===========       ============      ============      ============      ============      ===========       ===========
           5.50%              5.50%             5.50%             5.50%             5.50%            5.50%             5.50%

    $     13.05       $      13.22      $      18.49      $      15.27      $       8.37      $     12.33       $     12.38
    ===========       ============      ============      ============      ============      ===========       ===========

    $     12.33       $      12.45      $      16.64      $      14.31      $       7.84      $     11.48       $     11.57
    ===========       ============      ============      ============      ============      ===========       ===========

    $     12.37       $      12.42      $      16.93      $      14.29      $       7.85      $     11.48       $     11.59
    ===========       ============      ============      ============      ============      ===========       ===========

    $     12.33       $      12.50      $      17.47      $      14.43      $       7.91      $     11.64       $     11.70
    ===========       ============      ============      ============      ============      ===========       ===========

    $     12.35       $      12.50      $      17.74      $      14.45      $       7.92      $     11.68       $     11.74
    ===========       ============      ============      ============      ============      ===========       ===========

                      See Notes to Financial Statements.

The Munder Funds
Statements of Assets and Liabilities, December 31, 1998 (Unaudited)

                                           INCOME FUNDS
                                          -----------------------------------------------------------------------------------
                                                             Munder            Munder            Munder U.S.       Munder
                                           Munder            Intermediate      International     Government        Michigan
                                           Bond              Bond              Bond              Income            Tax-Free
                                           Fund              Fund              Fund              Fund              Bond Fund
                                           ------            ------------      -------------     ----------        --------
NET ASSETS consist of:
Undistributed/(distribution in excess
  of) net investment income  ...........   $    134,391      $     32,572      $    26,330       $    (53,915)     $    59,501
Accumulated net realized gain/(loss) on
  investments sold  ....................         62,017       (19,061,016)         965,008           (300,709)          99,172
Net unrealized appreciation of
  investments and foreign currency
  transactions  ........................      5,454,342         7,640,527        3,371,492          9,207,792        2,330,564
Par value  .............................         26,156            58,882           52,270             28,842            7,047
Paid-in capital in excess of par value      259,411,293       574,759,603       51,767,103        291,275,832       68,193,756
                                            -----------       -----------       ----------        -----------       ----------
                                           $265,088,199      $563,430,568      $56,182,203       $300,157,842      $70,690,040
                                            ===========      ============      ===========       ============      ===========
NET ASSETS:
Class A Shares  ........................   $  1,598,782      $  7,575,667      $   333,888       $  3,703,346      $ 1,844,004
                                            ===========      ============      ===========       ============      ===========
Class B Shares  ........................   $  1,256,975      $  2,252,855      $   147,062       $  3,759,095      $   665,474
                                            ===========      ============      ===========       ============      ===========
Class C Shares  ........................   $    373,671      $    171,697      $     3,763       $    837,176      $   256,197
                                            ===========      ============      ===========       ============      ===========
Class K Shares  ........................   $ 47,402,992      $351,595,279      $    72,165       $218,867,894      $66,915,883
                                            ===========      ============      ===========       ============      ===========
Class Y Shares  ........................   $214,455,779      $201,835,070      $55,625,325       $ 72,990,331      $ 1,008,482
                                            ===========      ============      ===========       ============      ===========
SHARES OUTSTANDING:
Class A Shares  ........................        157,787           790,759           31,147            356,032          183,828
                                            ===========      ============      ===========       ============      ===========
Class B Shares  ........................        124,131           235,622           13,718            361,357           66,331
                                            ===========      ============      ===========       ============      ===========
Class C Shares  ........................         36,731            17,947              350             80,520           25,549
                                            ===========      ============      ===========       ============      ===========
Class K Shares  ........................      4,677,865        36,747,695            6,722         21,030,152        6,670,272
                                            ===========      ============      ===========       ============      ===========
Class Y Shares  ........................     21,159,451        21,089,714        5,175,083          7,014,313          100,458
                                            ===========      ============      ===========       ============      ===========
CLASS A SHARES:
Net asset value and redemption price
  per share  ...........................   $      10.13      $       9.58      $     10.72       $      10.40      $     10.03
                                            ===========      ============      ===========       ============      ===========
Maximum sales charge  ..................           4.00%             4.00%            4.00%              4.00%            4.00%
Maximum offering price per share  ......   $      10.55      $       9.98      $     11.17       $      10.83      $     10.45
                                            ===========      ============      ===========       ============      ===========
CLASS B SHARES:
Net asset value and offering price per
  share*  ..............................   $      10.13      $       9.56      $     10.72       $      10.40      $     10.03
                                            ===========      ============      ===========       ============      ===========
CLASS C SHARES:
Net asset value and offering price per
  share*  ..............................   $      10.17      $       9.57      $     10.77       $      10.40      $     10.03
                                            ===========      ============      ===========       ============      ===========
CLASS K SHARES:
Net asset value, offering price and
  redemption price per share  ..........   $      10.13      $       9.57      $     10.74       $      10.41      $     10.03
                                            ===========      ============      ===========       ============      ===========
CLASS Y SHARES:
Net asset value, offering price and
  redemption price per share  ..........   $      10.14      $       9.57      $     10.75       $      10.41      $     10.04
                                            ===========      ============      ===========       ============      ===========

---------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                      See Notes to Financial Statements.


                                          MONEY MARKET FUNDS
------------------------------------      -----------------------------------------------------------------------
    Munder             Munder             Munder             Munder             Munder             Munder
    Tax-Free           Tax-Free           Cash               Money              Tax-Free           U.S. Treasury
    Bond               Intermediate       Investment         Market             Money Market       Money Market
    Fund               Bond Fund          Fund               Fund               Fund               Fund
    ----               ------------       ----------         ------             ------------       ------------
    $    161,509       $    226,680       $      --          $     --           $     --           $     --

       1,213,402            715,741               (4,951)             303           (133,058)            41,582

       9,423,751          9,497,049             --                --                 --                 --
          18,162             28,664            1,390,910        1,010,847            377,212            119,486
     179,913,708        289,851,619        1,389,521,494      100,072,929        376,878,628        119,366,665
     -----------        -----------        -------------      -----------        -----------        -----------
    $190,730,532       $300,319,753       $1,390,907,453     $101,084,079       $377,122,782       $119,527,733
    ============       ============       ==============     ============       ============       ============

    $  2,533,604       $  6,307,909       $  119,864,499     $  9,459,321       $ 75,314,067       $ 13,135,652
    ============       ============       ==============     ============       ============       ============
    $    697,079       $  1,062,652             --           $  3,038,879            --                 --
    ============       ============       ==============     ============       ============       ============
    $     49,496       $     15,110             --           $  1,902,936            --                 --
    ============       ============       ==============     ============       ============       ============
    $183,842,150       $283,523,339       $  905,309,225          --            $277,785,418       $ 73,153,799
    ============       ============       ==============     ============       ============       ============
    $  3,608,203       $  9,410,743       $  365,733,729     $ 86,682,943       $ 24,023,297       $ 33,238,282
    ============       ============       ==============     ============       ============       ============

         241,516            602,023          119,850,218        9,458,191         75,308,635         13,134,208
    ============       ============       ==============     ============       ============       ============
          66,400            101,535             --              3,039,429            --                 --
    ============       ============       ==============     ============       ============       ============
           4,719              1,434             --              1,902,725            --                 --
    ============       ============       ==============     ============       ============       ============
      17,505,792         27,061,495          905,314,028          --             277,871,230         73,136,951
    ============       ============       ==============     ============       ============       ============
         343,804            897,814          365,745,720       86,684,383         24,032,385         33,214,992
    ============       ============       ==============     ============       ============       ============

    $      10.49       $      10.48       $         1.00     $       1.00       $       1.00       $       1.00
    ============       ============       ==============     ============       ============       ============
            4.00%              4.00%                 --                --                 --                 --
    $      10.93       $      10.92       $         1.00     $       1.00       $       1.00       $       1.00
    ============       ============       ==============     ============       ============       ============

    $      10.50       $      10.47                  N/A     $       1.00                N/A                N/A
    ============       ============       ==============     ============       ============       ============

    $      10.49       $      10.53                  N/A     $       1.00                N/A                N/A
    ============       ============       ==============     ============       ============       ============

    $      10.50       $      10.48       $         1.00              N/A       $       1.00       $       1.00
    ============       ============       ==============     ============       ============       ============

    $      10.49       $      10.48       $         1.00     $       1.00       $       1.00       $       1.00
    ============       ============       ==============     ============       ============       ============

                      See Notes to Financial Statements.

The Munder Funds
Statements of Operations, Period Ended December 31, 1998 (Unaudited)

                                 EQUITY FUNDS
                                 ---------------------------------------------------------------------------------------------

                                                 Munder                          Munder          Munder          Munder
                                 Munder          Growth &        Munder          International   Micro-Cap       Multi-Season
                                 Balanced        Income          Index 500       Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 --------        --------        ---------       -------------   ---------       ------------
INVESTMENT INCOME:
Interest  ....................   $   908,559     $   488,151     $   656,032     $   260,408     $    27,632     $   998,719
Dividends (a)  ...............       240,431       2,908,574       6,014,315       1,468,982          21,357       3,437,422
                                   ---------       ---------       ---------       ---------          ------       ---------
      Total investment income      1,148,990       3,396,725       6,670,347       1,729,390          48,989       4,436,141
                                   ---------       ---------       ---------       ---------          ------       ---------
EXPENSES:
Distribution and shareholder
  servicing fees:
    Class A Shares  ..........         1,160           7,924         126,115           7,211          10,354          38,175
    Class B Shares  ..........         3,309           9,584         326,550           4,734          66,303         465,276
    Class C Shares  ..........           550           5,294          --               8,762          29,997          62,355
Shareholder servicing fees:
  Class K Shares  ............        35,652         254,589         221,023         121,864           3,136         338,568
Investment advisory fee  .....       229,987         930,989         516,624         748,315         217,817       3,265,194
Administration fee  ..........        37,882         132,295         440,595         106,813          23,323         374,695
Transfer agent fee  ..........        10,978          36,203         112,603          29,974           6,537         100,138
Custodian fees  ..............        24,460          32,595         128,793         102,742          16,811          80,310
Legal and audit fees  ........         3,585          11,643          47,172           9,583           2,184          33,176
Trustees'/Directors' fees and
  expenses  ..................         1,929           6,296          19,389           5,397           1,076          17,618
Amortization of organization
  costs  .....................             -             741          --              --              --              --
Registration and filing fees           9,720          13,166          26,701          11,381          14,078          23,034
Other  .......................         4,408          12,710         132,678          10,860          29,841          60,904
                                   ---------       ---------       ---------       ---------          ------       ---------
      Total Expenses  ........       363,620       1,454,029       2,098,243       1,167,636         421,457       4,859,443
Fees waived and/or expenses
  reimbursed by investment
  advisor  ...................        --              --            (227,285)         --             (33,881)       (627,573)
                                   ---------       ---------       ---------       ---------          ------       ---------
      Net Expenses  ..........       363,620       1,454,029       1,870,958       1,167,636         387,576       4,231,870
                                   ---------       ---------       ---------       ---------          ------       ---------
NET INVESTMENT INCOME/(LOSS)         785,370       1,942,696       4,799,389         561,754        (338,587)        204,271
                                   ---------       ---------       ---------       ---------          ------       ---------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss)
  from:
    Security transactions  ...     6,780,648      (3,598,475)      8,289,683       1,507,430      (8,255,988)     29,139,587
    Forward foreign exchange
      contracts  .............        --              --                 (20)         (3,022)         --              --
    Futures contracts  .......        --              --          (1,827,847)         --              --              --
    Foreign currency
      transactions  ..........        --              --                  11           6,638          --              --
Net change in unrealized
  appreciation/
  (depreciation) of:
    Securities  ..............    (5,973,049)      6,191,675      65,495,525      (5,752,741)      4,309,331       6,417,604
    Forward foreign exchange
      contracts  .............        --              --              --                 366          --              --
    Futures contracts  .......        --              --             (23,424)         --              --              --
    Foreign currency and net
      other assets  ..........        --              --                  35           5,495          --              --
                                   ---------       ---------       ---------       ---------      ----------       ---------
Net realized and unrealized
  gain/(loss) on investments         807,599       2,593,200      71,933,963      (4,235,834)     (3,946,657)     35,557,191
                                   ---------       ---------       ---------       ---------       ---------       ---------
NET INCREASE/(DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS  ................   $ 1,592,969     $ 4,535,896     $76,733,352     $(3,674,080)    $(4,285,244)    $35,761,462
                                 ===========     ===========     ===========     ===========      ==========     ============

---------

(a) Net of foreign withholding taxes of $646, $13,035, $28,983, $127,182,
    $10,586, $23,641, $82, $25,602, for Munder Balanced Fund, Munder Growth & Income Fund, Munder Index 500 Fund, Munder International Equity Fund, Munder Value Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, respectively.

                      See Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------------
    Munder                              Munder                              Munder                              Munder
    Real Estate       Munder            Small                               Framlington       Munder            Framlington
    Equity            Small-Cap         Company           Munder            Emerging          Framlington       International
    Investment        Value             Growth            Value             Markets           Healthcare        Growth
    Fund              Fund              Fund              Fund              Fund              Fund              Fund
    ----------        --------          ------            -----             --------          ----------        ------
    $     85,217      $    392,686      $    727,880      $    308,238      $   210,951       $  32,519         $    56,857
       3,247,016           931,362         1,091,804         1,176,616          247,526           2,900             213,067
       ---------         ---------         ---------         ---------          -------          ------             -------
       3,332,233         1,324,048         1,819,684         1,484,854          458,477          35,419             269,924
       ---------         ---------         ---------         ---------          -------          ------             -------

           4,353             9,053            30,014             9,235              561           5,502               2,332
          29,929            14,689            59,200             9,461            2,609          39,247               3,176
           6,710             9,040            26,674             5,442            1,398          13,364                 878

           2,489            84,994           170,494            15,249           35,466             198               2,332
         337,404           531,816         1,352,081           619,875          262,771          99,162             306,013
          48,826            75,933           192,996            89,680           22,393          10,571              32,595
          13,062            22,007            55,570            24,597            6,397           2,698               8,899
          14,424            23,142            51,630            24,879           76,495          20,394              87,983
           4,282             7,282            17,792             8,185            2,147             934               3,150
           2,279             3,794             9,846             4,231            1,112             474               1,547
           7,417           --                --                  6,310              708             607               3,009
          15,988            14,570            17,103            16,942           11,144           9,383              10,890
           8,838             8,306            30,692             8,590            2,071          13,471               2,087
       ---------         ---------         ---------         ---------          -------          ------             -------
         496,001           804,626         2,014,092           842,676          425,272         216,005             464,891

         --                --                --                --               (54,944)        (25,808)            (49,194)
       ---------         ---------         ---------         ---------          -------          ------             -------
         496,001           804,626         2,014,092           842,676          370,328         190,197             415,697
       ---------         ---------         ---------         ---------          -------          ------             -------
       2,836,232           519,422          (194,408)          642,178           88,149        (154,778)           (145,733)
       ---------         ---------         ---------         ---------          -------          ------             -------

          80,187        (5,577,771)      (45,889,376)       (2,867,214)      (8,749,987)       (209,425)         (1,808,765)
         --                --                --                    (62)         (42,623)            387              78,755
         --                --             (1,330,355)          --                --               --                 --
         --                --                --                    (19)        (158,932)         (1,063)              6,895

     (14,677,686)      (11,108,796)       25,741,614       (10,595,742)       2,860,415         (37,589)            372,855
         --                --                --                --                 3,748               4                 408
         --                --                --                --                --               --                 --
         --                --                --                    119               57              (7)              3,062
       ---------         ---------         ---------         ---------          -------          ------             -------
     (14,597,499)      (16,686,567)      (21,478,117)      (13,462,918)      (6,087,322)       (247,693)         (1,346,790)
      ----------        ----------        ----------        ----------        ---------         -------            --------
    $(11,761,267)     $(16,167,145)     $(21,672,525)     $(12,820,740)     $(5,999,173)      $(402,471)        $(1,492,563)
    ============      ============      ============      ============      ===========       =========         ===========

                      See Notes to Financial Statements.

The Munder Funds
Statements of Operations, Period Ended December 31, 1998 (Unaudited)

                                                      INCOME FUNDS
                                                      -----------------------------------------------------------------------
                                                                      Munder         Munder          Munder U.S.   Munder
                                                        Munder        Intermediate   International   Government    Michigan
                                                        Bond          Bond           Bond            Income        Tax-Free
                                                        Fund          Fund           Fund            Fund          Bond Fund
                                                        ------        ------------   -------------   ----------    --------
INVESTMENT INCOME:
Interest ............................................   $ 9,074,511   $18,430,749    $1,151,721      $10,032,940   $1,623,116
                                                        -----------   -----------    ----------      -----------   ----------
Total investment income .............................     9,074,511    18,430,749     1,151,721       10,032,940    1,623,116
                                                        -----------   -----------    ----------      -----------   ----------
EXPENSES:
Distribution and shareholder servicing fees:
   Class A Shares ...................................         2,056         9,367           319            3,812        2,235
   Class B Shares ...................................         5,157         6,642           656           12,235        3,218
   Class C Shares ...................................           751           513            32            2,413        1,503
Shareholder servicing fees:
   Class K Shares ...................................        57,340       448,473           102          277,956       78,602
Investment advisory fee .............................       675,914     1,451,396       134,363          755,010      166,597
Administration fee ..................................       143,469       309,692        28,777          161,631       35,659
Transfer agent fee ..................................        36,549        82,381         7,151           41,579       11,674
Custodian fees ......................................        43,033        77,596        31,232           42,058       17,519
Legal and audit fees ................................        11,993        26,547         2,319           13,416        2,839
Trustees'/Directors' fees and expenses ..............         6,387        14,516         1,288            7,360        1,526
Amortization of organization costs ..................        --            --             3,282            1,182        1,839
Registration and filing fees ........................        13,604        17,155        12,784           13,255        2,517
Other ...............................................        10,945        24,320         2,983           12,981        3,524
                                                        -----------   -----------    ----------      -----------   ----------
         Total Expenses .............................     1,007,198     2,468,598       225,288        1,344,888      329,252
                                                        -----------   -----------    ----------      -----------   ----------
NET INVESTMENT INCOME ...............................     8,067,313    15,962,151       926,433        8,688,052    1,293,864
                                                        -----------   -----------    ----------      -----------   ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
   Security transactions ............................     1,007,146     1,027,585       997,828         (126,156)     473,320
   Forward foreign exchange contracts ...............        --            --            70,162           --           --
   Foreign currency transactions ....................        --            --            10,643           --           --
Net change in unrealized appreciation/(depreciation) of:
     Securities .....................................     2,860,454     4,041,608     4,989,536        1,174,497      341,049
     Foreign currency and net other assets ..........        --            --            68,620           --           --
                                                        -----------   -----------    ----------      -----------   ----------
Net realized and unrealized gain on investments .....     3,867,600     5,069,193     6,136,789        1,048,341      814,369
                                                        -----------   -----------    ----------      -----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $11,934,913   $21,031,344    $7,063,222      $ 9,736,393   $2,108,233
                                                        ===========   ===========    ==========      ===========   ==========

                      See Notes to Financial Statements.


                                        MONEY MARKET FUNDS
----------------------------------      --------------------------------------------------------------------
    Munder            Munder            Munder            Munder            Munder            Munder
    Tax-Free          Tax-Free          Cash              Money             Tax-Free          U.S. Treasury
    Bond              Intermediate      Investment        Market            Money Market      Money Market
    Fund              Bond Fund         Fund              Fund              Fund              Fund
    ----              ------------      ----------        ------            ------------      ------------
    $ 4,939,507       $7,128,069        $34,166,788       $2,904,111        $5,412,121        $2,520,735
    -----------       ----------        -----------       ----------        ----------        ----------
      4,939,507        7,128,069         34,166,788        2,904,111         5,412,121         2,520,735
    -----------       ----------        -----------       ----------        ----------        ----------

          2,984            9,004            153,763           21,692            88,680            10,970
          3,303            3,899             --               13,673            --                --
            225               31             --                6,818            --                --

        243,009          367,310            601,446           --               170,256            39,955
        503,429          777,823          2,175,292          213,022           556,625           171,120
        107,776          166,522            662,911           56,987           170,213            52,297
         28,446           44,015            154,742           13,651            43,540            12,760
         31,653           45,560            137,615           18,045            41,634            18,837
          9,112           14,113             50,381            4,280            13,972             3,940
          5,085            7,814             27,826            2,564             7,737             2,605
          2,781           --                 --                3,524            --                --
         11,279           12,648             31,147            8,232             7,374             7,673
         12,380           12,179             41,538           --                12,292             6,607
    -----------       ----------        -----------       ----------        ----------        ----------
        961,462        1,460,918          4,036,661          362,488         1,112,323           326,764
    -----------       ----------        -----------       ----------        ----------        ----------
      3,978,045        5,667,151         30,130,127        2,541,623         4,299,798         2,193,971
    -----------       ----------        -----------       ----------        ----------        ----------

      4,036,353        2,209,436             --               --                 2,274            --
         --               --                 --               --                --                --
         --               --                 --               --                --                --

     (1,158,687)       1,095,909             --               --                --                --
         --               --                 --               --                --                --
    -----------       ----------        -----------       ----------        ----------        ----------
      2,877,666        3,305,345             --               --                 2,274            --
    -----------       ----------        -----------       ----------        ----------        ----------

    $ 6,855,711       $8,972,496        $30,130,127       $2,541,623        $4,302,072        $2,193,971
    ===========       ==========        ===========       ==========        ==========        ==========

                      See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Period Ended December 31, 1998 (Unaudited)

                                 EQUITY FUNDS
                                 ---------------------------------------------------------------------------------------------
                                                 Munder                          Munder          Munder          Munder
                                 Munder          Growth &        Munder          International   Micro-Cap       Multi-Season
                                 Balanced        Income          Index 500       Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 --------        --------        ------          -------------   ---------       ------------
Net investment income/(loss)     $    785,370    $  1,942,696    $  4,799,389    $    561,754    $  (338,587)    $    204,271
Net realized gain/(loss) on
  investments sold  ..........      6,780,648      (3,598,475)      6,461,827       1,511,046     (8,255,988)      29,139,587
Net change in unrealized
  appreciation/(depreciation)
  of investments  ............     (5,973,049)      6,191,675      65,472,136      (5,746,880)     4,309,331        6,417,604
                                   ----------       ---------      ----------      ----------      ---------        ---------
Net increase/(decrease) in
  net assets resulting from
  operations  ................      1,592,969       4,535,896      76,733,352      (3,674,080)    (4,285,244)      35,761,462
Dividends to shareholders
  from net investment income:
    Class A Shares  ..........        (10,739)        (46,746)     (1,238,926)        (22,621)        --              --
    Class B Shares  ..........         (5,191)         (7,047)       (611,839)           (999)        --              --
    Class C Shares  ..........           (812)         (3,868)        --               (1,871)        --              --
    Class K Shares  ..........       (306,345)     (1,433,289)       (924,622)       (426,307)        --              --
    Class Y Shares  ..........       (457,405)       (294,960)     (1,800,366)       (514,133)        --             (345,882)
Distributions to shareholders from
 net realized gains:
    Class A Shares  ..........       (111,255)       (453,417)     (2,169,071)        (76,269)      (158,513)      (2,451,170)
    Class B Shares  ..........        (91,842)       (202,291)     (1,537,617)        (13,857)      (282,930)      (7,433,020)
    Class C Shares  ..........        (12,800)        (66,154)        --              (25,947)      (123,306)      (1,028,461)
    Class K Shares  ..........     (3,289,822)    (18,732,778)     (1,904,925)     (1,540,788)       (44,400)     (22,000,121)
    Class Y Shares  ..........     (3,992,119)     (3,210,916)     (2,728,139)     (1,475,693)      (301,982)     (21,500,520)
Net increase/(decrease) in net
 assets from Fund share transactions:
    Class A Shares  ..........        236,515      (1,757,351)     23,423,627         682,931     (1,718,003)      32,296,519
    Class B Shares  ..........        353,230         872,758      34,170,321        (172,538)      (334,274)       2,080,754
    Class C Shares  ..........         12,382        (967,094)        --             (148,005)      (291,658)      (1,108,879)
    Class K Shares  ..........      1,048,340      (1,966,220)     28,916,893      (3,030,378)      (486,970)      79,215,172
    Class Y Shares  ..........     (8,542,074)      3,452,536     (39,685,852)     (1,359,741)     1,247,091      (27,700,560)
                                   ----------       ---------     -----------      ----------      ---------      -----------
Net increase/(decrease) in
  net assets  ................    (13,576,968)    (20,280,941)    110,642,836     (11,800,296)    (6,780,189)      65,785,294
NET ASSETS:
Beginning of period  .........     80,567,994     264,242,632     827,838,134     217,292,695     52,615,139      756,956,846
                                 ------------     -----------     -----------     -----------     ----------      -----------
End of period  ...............   $ 66,991,026    $243,961,691    $938,480,970    $205,492,399    $45,834,950     $822,742,140
                                 ============    ============    ============    ============    ===========     ============
Undistributed net investment
  income/(loss)  .............   $      4,878    $    293,492    $    223,636    $   (362,939)   $  (338,587)    $   (141,611)
                                 ============    ============    ============    ============    ===========     ============

                      See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------
    Munder                              Munder                              Munder                              Munder
    Real Estate       Munder            Small                               Framlington       Munder            Framlington
    Equity            Small-Cap         Company           Munder            Emerging          Framlington       International
    Investment        Value             Growth            Value             Markets           Healthcare        Growth
    Fund              Fund              Fund              Fund              Fund              Fund              Fund
    -----------       ------            -----             ------            -----------       -----------       -----------
    $  2,836,232      $    519,422      $   (194,408)     $    642,178      $     88,149      $  (154,778)      $  (145,773)
          80,187        (5,577,771)      (47,219,731)       (2,867,295)       (8,951,542)        (210,101)       (1,723,115)

     (14,677,686)      (11,108,796)       25,741,614       (10,595,623)        2,864,220          (37,592)          376,325
     -----------       -----------        ----------       -----------         ---------          -------           -------

     (11,761,267)      (16,167,145)      (21,672,525)      (12,820,740)       (5,999,173)        (402,471)       (1,492,563)

        (107,038)          (38,047)          --                (14,122)          --                --                --
        (166,618)           (4,791)          --                --                --                --                --
         (37,728)           (2,964)          --                --                --                --                --
         (64,419)         (266,742)          --                (18,485)          --                --                --
      (2,619,618)         (336,702)         (245,135)         (400,199)          --                --                --

         (92,242)         (182,204)       (1,590,259)         (239,222)          --               (40,184)           (1,318)
        (173,403)          (68,000)         (920,334)          (65,020)          --               (72,344)             (264)
         (39,951)          (42,037)         (370,434)          (41,943)          --               (21,587)              (92)
         (60,204)       (1,344,886)       (9,282,837)         (416,053)          --                (1,395)             (904)
      (2,367,839)       (1,361,469)      (12,454,908)       (5,372,785)          --               (44,922)          (31,731)

        (426,091)       (2,954,501)         (484,678)         (555,546)         (267,515)        (225,425)          717,629
        (226,177)          385,227         1,155,600          (228,391)         (160,355)          64,821           (43,073)
          27,662           291,322           (98,439)           55,889           181,340         (623,728)          (21,879)
         158,032        (8,037,433)        1,118,732        (2,310,030)       (7,117,941)          10,970          (532,331)
      10,994,615         1,227,652         7,241,187        (1,530,963)       (2,753,160)         394,073        (4,730,654)
     -----------       -----------        ----------       -----------         ---------          -------           -------
      (6,962,286)      (28,902,720)      (37,604,030)      (23,957,610)      (16,116,804)        (962,192)       (6,137,180)

      97,324,807       167,592,409       410,158,685       189,240,611        47,398,309       22,647,412        69,302,115
     -----------       -----------        ----------       -----------        ----------       ----------        ----------
    $ 90,362,521      $138,689,689      $372,554,655      $165,283,001      $ 31,281,505      $21,685,220       $63,164,935
    ============      ============      ============      ============      ============      ===========       ===========
    $    (20,993)     $     (3,684)     $   (439,543)     $    224,355      $    (39,627)     $  (157,768)      $  (147,193)
    ============      ============      ============      ============      ============      ===========       ===========

                      See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Period Ended December 31, 1998 (Unaudited)

                                           INCOME FUNDS
                                           ----------------------------------------------------------------------------------
                                                             Munder            Munder            Munder U.S.       Munder
                                           Munder            Intermediate      International     Government        Michigan
                                           Bond              Bond              Bond              Income            Tax-Free
                                           Fund              Fund              Fund              Fund              Bond Fund
                                           ------            ------------      -------------     ----------        --------
Net investment income  .................   $  8,067,313      $ 15,962,151      $   926,433       $  8,688,052      $ 1,293,864
Net realized gain/(loss) on investments
  sold .................................      1,007,146         1,027,585        1,078,633           (126,156)         473,320
Net change in unrealized
  appreciation/(depreciation) of
  investments ..........................      2,860,454         4,041,608        5,058,156          1,174,497          341,049
                                           ------------      ------------      -----------       ------------      -----------
Net increase in net assets resulting
  from operations  .....................     11,934,913        21,031,344        7,063,222          9,736,393        2,108,233
Dividends to shareholders from net
  investment income:
    Class A Shares  ....................        (46,822)         (209,938)          (5,234)           (86,861)         (34,482)
    Class B Shares  ....................        (27,299)          (34,743)          (1,693)           (65,758)         (10,110)
    Class C Shares  ....................         (4,524)           (2,613)             (43)           (13,587)          (5,227)
    Class K Shares  ....................     (1,319,828)      (10,123,882)          (1,241)        (6,197,189)      (1,212,368)
    Class Y Shares  ....................     (6,578,435)       (6,227,925)        (891,892)        (2,147,488)         (21,041)
Distributions to shareholders from
 net realized gains:
    Class A Shares  ....................        --                --                (4,410)            (6,285)         (29,157)
    Class B Shares  ....................        --                --                (1,957)            (6,143)         (10,432)
    Class C Shares  ....................        --                --                   (50)            (1,415)          (3,824)
    Class K Shares  ....................        --                --                (1,083)          (368,502)      (1,053,829)
    Class Y Shares  ....................        --                --              (732,896)          (122,447)         (15,888)
Net increase/(decrease) in net assets
 from Fund share transactions:
    Class A Shares  ....................         44,685           138,846          153,097          1,108,721           (4,496)
    Class B Shares  ....................        563,518         1,653,704           27,640          2,819,388           40,077
    Class C Shares  ....................        310,022           102,366          (28,026)           758,934          176,824
    Class K Shares  ....................      3,472,793        (6,903,459)         (13,730)        (1,376,390)       9,619,518
    Class Y Shares  ....................    (10,246,412)      (26,743,546)         410,345          1,892,854             (304)
                                           ------------      ------------      -----------       ------------      -----------
Net increase/(decrease) in net assets  .     (1,897,389)      (27,319,846)       5,972,049          5,924,225        9,543,494
NET ASSETS:
Beginning of period  ...................    266,985,588       590,750,414       50,210,154        294,233,617       61,146,546
                                           ------------      ------------      -----------       ------------      -----------
End of period  .........................   $265,088,199      $563,430,568      $56,182,203       $300,157,842      $70,690,040
                                           ============      ============      ===========       ============      ===========
Undistributed/(distribution in excess
  of) net investment income  ...........   $    134,391      $     32,572      $    26,330       $    (53,915)     $    59,501
                                           ============      ============      ===========       ============      ===========

                      See Notes to Financial Statements.


                                        MONEY MARKET FUNDS
----------------------------------      --------------------------------------------------------------------------
    Munder            Munder            Munder            Munder            Munder            Munder
    Tax-Free          Tax-Free          Cash              Money             Tax-Free          U.S. Treasury
    Bond              Intermediate      Investment        Market            Money Market      Money Market
    Fund              Bond Fund         Fund              Fund              Fund              Fund
    -------           ------------      ----------        ------            ------------      ------------
    $  3,978,045      $  5,667,151      $   30,130,127    $  2,541,623      $  4,299,798      $  2,193,971

       4,036,353         2,209,436            --               --                  2,274           --

      (1,158,687)        1,095,909            --               --                --                --
    ------------      ------------      --------------    ------------      ------------      ------------
       6,855,711         8,972,496          30,130,127       2,541,623         4,302,072         2,193,971

         (47,304)         (128,296)         (2,907,869)       (402,841)         (940,131)         (192,004)
         (10,938)          (10,693)           --               (53,244)          --                --
            (722)             (114)           --               (26,388)          --                --
      (3,844,526)       (5,348,786)        (19,306,602)        --             (3,070,097)       (1,177,898)
         (80,240)         (179,110)         (7,915,656)     (2,059,150)         (289,570)         (824,069)

         (93,983)          (57,554)           --               --                --                --
         (25,703)           (9,614)           --               --                --                --
          (1,675)             (136)           --               --                --                --
      (6,883,736)       (2,598,200)           --               --                --                --
        (114,517)          (78,091)           --               --                --                --

          84,300          (295,995)        (13,808,702)     (5,290,635)        3,316,218         4,490,366
         229,141           602,179            --             2,381,646           --                --
           9,260            15,293            --             1,901,872           --                --
      (6,129,841)      (12,573,101)        232,467,989                        72,176,276        31,906,535
        (455,548)          (28,990)         38,325,729      17,994,357         3,623,777        (4,198,625)
    ------------      ------------      --------------    ------------      ------------      ------------
     (10,510,321)      (11,718,712)        256,985,016      16,987,240        79,118,545        32,198,276

     201,240,853       312,038,465       1,133,922,437      84,096,839       298,004,237        87,329,457
    ------------      ------------      --------------    ------------      ------------      ------------
    $190,730,532      $300,319,753      $1,390,907,453    $101,084,079      $377,122,782      $119,527,733
    ============      ============      ==============    ============      ============      ============

    $    161,509      $    226,680      $      --         $     --          $     --          $     --
    ============      ============      ==============    ============      ============      ============

                      See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1998

                                 EQUITY FUNDS
                                 ----------------------------------------------------------------------------------------------
                                                 Munder                          Munder          Munder          Munder
                                 Munder          Growth &        Munder          International   Micro-Cap       Multi-Season
                                 Balanced        Income          Index 500       Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 --------        ------          ---------       ------------    --------        -------------
Net investment income/(loss)     $  2,081,463    $  4,576,922    $  8,883,915    $  2,440,184    $  (363,504)    $    (86,750)
Net realized gain/(loss) on
  investments sold  ..........      5,703,535      47,077,678      33,333,607      12,355,064      2,381,269       57,519,549
Net change in unrealized
  appreciation/(depreciation)
  of investments  ............      4,433,170         306,124     129,730,391      (6,574,836)      (836,028)      88,892,683
                                 ------------    ------------    ------------    ------------    -----------     ------------
Net increase/(decrease) in
  net assets resulting from
  operations  ................     12,218,168      51,960,724     171,947,913       8,220,412      1,181,737      146,325,482
Dividends to shareholders
  from net investment income:
    Class A Shares  ..........        (12,304)       (105,754)     (1,934,743)        (81,341)        --              (12,065)
    Class B Shares  ..........         (7,042)        (10,894)       (841,512)         (7,796)        --              --
    Class C Shares  ..........         (1,440)         (8,114)        --              (14,540)        --              --
    Class K Shares  ..........       (640,005)     (3,798,603)     (1,499,498)     (1,386,400)        --             (162,310)
    Class Y Shares  ..........     (1,397,675)       (639,004)     (4,498,789)     (1,473,592)        --             (367,945)
Distributions to shareholders
 from net realized gains:
    Class A Shares  ..........        (34,027)       (709,636)    (10,783,436)       (421,143)      (200,426)        (911,264)
    Class B Shares  ..........        (27,885)       (130,526)     (7,428,003)        (73,900)      (284,509)      (4,381,717)
    Class C Shares  ..........         (7,200)        (71,978)        --             (146,699)      (166,726)        (510,812)
    Class K Shares  ..........     (2,572,553)    (33,747,169)    (10,764,825)     (7,243,743)       (55,740)     (12,258,369)
    Class Y Shares  ..........     (4,287,718)     (4,561,542)    (24,608,492)     (6,435,614)      (388,128)     (13,781,279)
Distributions to shareholders
 in excess of realized gains:
    Class A Shares  ..........        --              --              --              --              --              --
    Class B Shares  ..........        --              --              --              --              --              --
    Class C Shares  ..........        --              --              --              --              --              --
    Class K Shares  ..........        --              --              --              --              --              --
    Class Y Shares  ..........        --              --              --              --              --              --
Net increase/(decrease) in net
 assets from Fund share tranactions:
    Class A Shares  ..........        440,063       5,491,229      93,474,978        (176,367)    10,885,938       11,650,530
    Class B Shares  ..........        432,175       1,022,079      55,275,429          21,870     15,922,896        2,131,348
    Class C Shares  ..........         39,185       1,002,578         --             (393,285)     7,605,168        3,287,255
    Class K Shares  ..........     25,358,644      (2,599,559)     88,663,914     (24,045,346)     2,744,686       (7,678,546)
    Class Y Shares  ..........    (26,488,592)      3,990,672     (69,550,686)     (2,594,187)    12,155,073      109,458,384
                                 ------------    ------------    ------------    ------------    -----------     ------------
Net increase/(decrease) in
  net assets  ................      3,011,794      17,084,503     277,452,250     (36,251,671)    49,399,969      232,788,692
NET ASSETS:
Beginning of period  .........     77,556,200     247,158,129     550,385,884     253,544,366      3,215,170      524,168,154
                                 ------------    ------------    ------------    ------------    -----------     ------------
End of period  ...............   $ 80,567,994    $264,242,632    $827,838,134    $217,292,695    $52,615,139     $756,956,846
                                 ============    ============    ============    ============    ===========     ============
Undistributed net investment
  income/ (loss)  ............   $     --        $    136,706    $     --        $     41,238    $    --         $     --
                                 ============    ============    ============    ============    ===========     ============

                      See Notes to Financial Statments.

------------------------------------------------------------------------------------------------------------------------------
    Munder                              Munder                              Munder                              Munder
    Real Estate       Munder            Small                               Framlington       Munder            Framlington
    Equity            Small-Cap         Company           Munder            Emerging          Framlington       International
    Investment        Value             Growth            Value             Market            Healthcare        Growth
    Fund              Fund              Fund              Fund              Fund              Fund              Fund
    ----------        --------          ------            ------            --------          ----------        --------------
    $ 3,557,590       $    888,525      $ (1,943,180)     $  1,172,506      $    445,711      $  (208,621)      $   224,653

      3,087,322          8,250,295        86,273,022        16,249,019        (5,791,184)         260,574          (457,298)

     (1,828,364)        14,588,947       (38,336,774)       13,817,752       (12,928,226)         100,052         3,758,489
    -----------       ------------      ------------      ------------      ------------      -----------       -----------

      4,816,548         23,727,767        45,993,068        31,239,277       (18,273,699)         152,005         3,525,844

       (108,959)           (26,178)          --                (36,542)           (2,697)          --                (2,066)
       (212,532)           --                --                   (743)              (61)          --                --
        (36,424)           --                --                   (382)               (4)          --                --
        (76,887)          (330,560)          --                (64,557)         (133,371)          --                (2,557)
     (2,999,226)          (414,148)          --             (1,079,848)          (92,010)          --              (122,744)

        (20,080)           (98,858)       (2,406,705)         (155,490)           (2,952)          --                (2,543)
        (57,106)           (46,471)       (1,802,093)         (102,547)           (1,902)          --                  (423)
         (9,143)           (31,704)         (739,949)          (52,647)             (125)          --                  (155)
        (17,626)        (3,173,416)      (29,901,527)         (709,652)         (141,436)          --                (3,147)
       (626,049)        (2,414,775)      (37,145,834)       (8,345,671)          (69,616)          --              (100,609)

         --                --                --                --                (11,999)          --                (1,338)
         --                --                --                --                 (7,730)          --                  (222)
         --                --                --                --                   (510)          --                   (81)
         --                --                --                --               (574,853)          --                (1,657)
         --                --                --                --               (282,947)          --               (52,964)

      2,724,813          4,300,790         1,838,033         2,771,389           330,315        4,350,716           420,739
      2,284,249          2,782,374         9,490,901         1,157,493           584,974        7,733,693           442,098
      1,003,579          1,717,806         4,338,208           543,586           133,643        3,228,224            83,236
        617,619         23,335,289        19,006,863         5,094,370        40,278,768           37,061           936,727
     33,785,992         47,491,052        76,298,503        67,989,812        15,732,843        3,049,654        37,971,159
    -----------       ------------      ------------      ------------      ------------      -----------       -----------
     41,068,768         96,818,968        84,969,468        98,247,848        37,464,631       18,551,353        43,089,297

     56,256,039         70,773,441       325,189,217        90,992,763         9,933,678        4,096,059        26,212,818
    $97,324,807       $167,592,409      $410,158,685      $189,240,611      $ 47,398,309      $22,647,412       $69,302,115
    ===========       ============      ============      ============      ============      ===========       ===========
    $   138,196       $    126,140      $     --          $     14,983      $   (127,776)     $    (2,990)      $   (45,004)
    ===========       ============      ============      ============      ============      ===========       ===========

                      See Notes to Financial Statements.

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1998


                                           INCOME FUNDS
                                           ----------------------------------------------------------------------------------
                                                             Munder            Munder            Munder U.S.       Munder
                                           Munder            Intermediate      International     Government        Michigan
                                           Bond              Bond              Bond              Income            Tax-Free
                                           Fund              Fund              Fund              Fund              Bond Fund
                                           ------            ------------      -------------     ----------        --------
Net investment income  .................   $ 13,694,126      $ 32,447,440      $ 1,913,886       $ 16,789,533      $ 2,244,864
Net realized gain/(loss) on investments
  sold .................................      4,728,659         3,685,329         (125,433)         1,108,248          863,725
Net change in unrealized
  appreciation/(depreciation) of
  investments ..........................      3,308,753         5,213,246       (1,187,143)         7,657,342        1,255,741
                                           ------------      ------------      -----------       ------------      -----------
Net increase/(decrease) in net assets
  resulting from operations  ...........     21,731,538        41,346,015          601,310         25,555,123        4,364,330
Dividends to shareholders from net
  investment income:  ..................
    Class A Shares  ....................        (64,993)         (392,003)          (3,591)          (153,757)         (36,612)
    Class B Shares  ....................        (32,649)          (27,600)            (460)           (63,433)         (14,966)
    Class C Shares  ....................         (9,081)           (7,222)             (25)            (1,531)          (2,693)
    Class K Shares  ....................     (2,309,105)      (19,688,059)          (1,948)       (12,468,287)      (2,120,313)
    Class Y Shares  ....................    (10,967,327)      (11,705,695)      (1,217,193)        (3,797,610)         (30,979)
Distributions to shareholders from net
  realized gains:  .....................
    Class A Shares  ....................        --                --                  (260)           (18,534)            (923)
    Class B Shares  ....................        --                --                   (36)            (6,556)            (661)
    Class C Shares  ....................        --                --                --                   (120)            (164)
    Class K Shares  ....................        --                --                  (147)        (1,148,408)         (87,429)
    Class Y Shares  ....................        --                --               (82,339)          (329,997)          (1,099)
Net increase/(decrease) in net assets
  from Fund share transactions:  .......
    Class A Shares  ....................        674,212         1,201,962           (5,296)         1,322,725        1,288,395
    Class B Shares  ....................        100,737           125,196           86,442           (667,713)         301,399
    Class C Shares  ....................         15,087              (872)          31,759             90,138          (16,409)
    Class K Shares  ....................      6,660,251        24,345,882          (23,235)        19,461,225       12,267,002
    Class Y Shares  ....................    101,272,269        61,989,285       (1,144,971)        14,050,826          332,242
                                           ------------      ------------      -----------       ------------      -----------
Net increase/(decrease) in net assets  .    117,070,939        97,186,889       (1,759,990)        41,824,091       16,241,120
NET ASSETS:
Beginning of period  ...................    149,914,649       493,563,525       51,970,144        252,409,526       44,905,426
                                           ------------      ------------      -----------       ------------      -----------
End of period  .........................   $266,985,588      $590,750,414      $50,210,154       $294,233,617      $61,146,546
                                           ============      ============      ===========       ============      ===========
Undistributed/(distribution in excess
  of) net investment income  ...........   $     43,986      $    669,522      $    --           $   (231,084)     $    48,865
                                           ============      ============      ===========       ============      ===========


                                        MONEY MARKET FUNDS
----------------------------------      --------------------------------------------------------------------
    Munder            Munder            Munder            Munder            Munder            Munder
    Tax-Free          Tax-Free          Cash              Money             Tax-Free          U.S. Treasury
    Bond              Intermediate      Investment        Market            Money Market      Money Market
    Fund              Bond Fund         Fund              Fund              Fund              Fund
    -------           ------------      ----------        ------            ------------      ------------
    $  9,358,193      $ 12,580,536      $   54,172,011    $  5,663,941      $  8,981,333      $   6,515,109

       5,702,590         1,939,378            --               --                 20,202                350

       1,457,881         1,683,215            --               --                --                 --
    ------------      ------------      --------------    ------------      ------------      -------------

      16,518,664        16,203,129          54,172,011       5,663,941         9,001,535          6,515,459

        (144,258)         (281,249)         (5,145,981)       (451,160)       (1,749,355)          (338,938)
         (13,876)          (11,775)           --               (27,058)          --                 --
          (1,537)          --                 --               (52,154)          --                 --
      (8,900,093)      (11,750,608)        (33,090,514)        --             (6,299,298)        (2,253,812)
        (190,299)         (343,586)        (15,935,516)     (5,133,569)         (932,680)        (3,922,359)

         (62,615)          (62,353)           --               --                --                 --
          (5,007)           (3,013)           --               --                --                 --
            (599)          --                 --               --                --                 --
      (2,947,365)       (2,377,413)           --               --                --                 --
         (59,887)          (61,867)           --               --                --                 --

         (51,267)          309,819          37,467,530      11,093,345        66,785,667          3,325,188
         245,213           191,703            --               206,444           --                 --
          40,861           --                 --            (1,754,337)          --                 --
        (202,350)       10,713,073          72,985,200         --            (21,186,744)          (640,511)
          96,749         1,874,706          47,992,725     (55,930,785)       (2,552,382)      (196,101,274)
    ------------      ------------      --------------    ------------      ------------      -------------
       4,322,334        14,400,566         158,445,455     (46,385,333)       43,066,743       (193,416,247)

     196,918,519       297,637,899         975,476,982     130,482,172       254,937,494        280,745,704
    ------------      ------------      --------------    ------------      ------------      -------------
    $201,240,853      $312,038,465      $1,133,922,437    $ 84,096,839      $298,004,237      $  87,329,457
    ============      ============      ==============    ============      ============      =============

    $    167,194      $    226,528      $      --         $     --          $     --          $     --
    ============      ============      ==============    ============      ============      =============

                      See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1998 (Unaudited)


                              EQUITY FUNDS
                              ---------------------------------------------------------------------------------------------
                                              Munder                          Munder          Munder          Munder
                              Munder          Growth &        Munder          International   Micro-Cap       Multi-Season
                              Balanced        Income          Index 500       Equity          Equity          Growth
                              Fund            Fund            Fund            Fund            Fund            Fund
                              --------        --------        ---------       -------------   --------        -------------
Amount
Class A Shares:
Sold  .....................   $    304,498    $ 27,034,449    $ 84,970,650    $  8,043,163    $ 1,675,156     $ 253,131,779
Issued as reinvestment of
  dividends  ..............        101,467         271,483       1,540,659          52,634        111,418         1,788,085
Redeemed  .................       (169,450)    (29,063,283)    (63,087,682)     (7,412,866)    (3,504,577)     (222,623,345)
                              ------------    ------------    ------------    ------------    -----------     -------------
Net increase/(decrease)  ..   $    236,515    $ (1,757,351)   $ 23,423,627    $    682,931    $(1,718,003)    $  32,296,519
                              ============    ============    ============    ============    ===========     =============
Class B Shares:
Sold  .....................   $    374,840    $  1,032,780    $ 44,398,180    $     58,590    $ 2,376,106     $   7,785,875
Issued as reinvestment of
  dividends  ..............         22,744          80,597         898,751           5,832        127,832         2,980,135
Redeemed  .................        (44,354)       (240,619)    (11,126,610)       (236,960)    (2,838,212)       (8,685,256)
                              ------------    ------------    ------------    ------------    -----------     -------------
Net increase/(decrease)....   $    353,230    $    872,758    $ 34,170,321    $   (172,538)   $  (334,274)    $   2,080,754
                              ============    ============    ============    ============    ===========     =============
Class C Shares:
Sold  .....................   $     21,413    $  4,494,665    $     --        $    146,903    $ 1,023,969     $   7,538,136
Issued as reinvestment of
  dividends  ..............          3,165          21,787         --                1,117         40,673            69,569
Redeemed  .................        (12,196)     (5,483,546)        --             (296,025)    (1,356,300)       (8,716,584)
                              ------------    ------------    ------------    ------------    -----------     -------------
Net increase/(decrease)  ..   $     12,382    $   (967,094)   $     --        $   (148,005)   $  (291,658)    $  (1,108,879)
                              ============    ============    ============    ============    ===========     =============
Class K Shares:
Sold  .....................   $  7,209,960    $ 19,497,824    $ 47,798,531    $  7,921,547    $   430,007     $ 109,075,773
Issued as reinvestment of
  dividends  ..............        --                2,037           6,785             621            325           147,907
Redeemed  .................     (6,161,620)    (21,466,081)    (18,888,423)    (10,952,546)      (917,302)      (30,008,508)
                              ------------    ------------    ------------    ------------    -----------     -------------
Net increase/(decrease)  ..   $  1,048,340    $ (1,966,220)   $ 28,916,893    $ (3,030,378)   $  (486,970)    $  79,215,172
                              ============    ============    ============    ============    ===========     =============
Class Y Shares:
Sold  .....................   $  7,421,913    $ 56,397,641    $ 28,913,380    $  7,017,410    $ 3,458,015     $  49,600,187
Issued as reinvestment of
  dividends  ..............         23,853          81,498          97,246          62,011        174,799         1,623,598
Redeemed  .................    (15,987,840)    (53,026,603)    (68,696,478)     (8,439,162)    (2,385,723)      (78,924,345)
                              ------------    ------------    ------------    ------------    -----------     -------------
Net increase/(decrease)  ..   $ (8,542,074)   $  3,452,536    $(39,685,852)   $ (1,359,741)   $ 1,247,091     $  27,700,560
                              ============    ============    ============    ============    ===========     =============

                      See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------
    Munder                              Munder                              Munder                              Munder
    Real Estate       Munder            Small                               Framlington       Munder            Framlington
    Equity            Small-Cap         Company           Munder            Emerging          Framlington       International
    Investment        Value             Growth            Value             Markets           Healthcare        Growth
    Fund              Fund              Fund              Fund              Fund              Fund              Fund
    ----------        --------          ------            ------            -------           ----------        --------------
    $   561,952       $ 177,017,674     $ 391,049,827     $ 242,761,824     $     89,138      $   513,828       $ 5,396,068
         95,210             140,544           852,789            74,462          --                13,729             1,313
     (1,083,253)       (180,112,719)     (392,387,294)     (243,391,832)        (356,653)        (752,982)       (4,679,752)
    ------------        ------------      ------------      ------------    -------------     ------------        ----------
    $  (426,091)      $  (2,954,501)    $    (484,678)    $    (555,546)    $   (267,515)     $  (225,425)      $   717,629
    ===========       =============     =============     =============     ============      ===========       ===========

    $   889,627       $     816,650     $   5,392,365     $     511,457     $    781,965      $ 1,147,258       $   347,902
        104,975              29,154           349,992            21,686          --                39,333               203
     (1,220,779)           (460,577)       (4,586,757)         (761,534)        (942,320)      (1,121,770)         (391,178)
    ------------        ------------      ------------      ------------    -------------     ------------        ----------
    $  (226,177)      $     385,227     $   1,155,600     $    (228,391)    $   (160,355)     $    64,821       $   (43,073)
    ===========       =============     =============     =============     ============      ===========       ===========

    $   314,585       $     574,517     $   1,328,801     $     132,332     $    271,019      $   201,913       $    13,648
         19,258              15,742            77,875             9,682          --                 3,123                77
       (306,181)           (298,937)       (1,505,115)          (86,125)         (89,679)        (828,764)          (35,604)
    ------------        ------------      ------------      ------------    -------------     ------------        ----------
    $    27,662       $     291,322     $     (98,439)    $      55,889     $    181,340      $  (623,728)      $   (21,879)
    ===========       =============     =============     =============     ============      ===========       ===========

    $   236,029       $  14,815,096     $  35,025,655     $     851,307     $  5,909,399      $    43,800       $   257,500
         --                      85            18,166               184          --                --                --
        (77,997)        (22,852,614)      (33,925,089)       (3,161,521)     (13,027,340)         (32,830)         (789,831)
    ------------        ------------      ------------      ------------    -------------     ------------        ----------
    $   158,032       $  (8,037,433)    $   1,118,732     $  (2,310,030)    $ (7,117,941)     $    10,970       $  (532,331)
    ===========       =============     =============     =============     ============      ===========       ===========

    $14,013,086       $  55,811,657     $  82,267,764     $  61,201,902     $  1,872,548      $   698,276       $ 5,139,593
        921,453             286,545         1,412,207           711,516          --                17,578             8,596
     (3,939,924)        (54,870,550)      (76,438,784)      (63,444,381)      (4,625,708)        (321,781)       (9,878,843)
    ------------        ------------      ------------      ------------    -------------     ------------        ----------
    $10,994,615       $   1,227,652     $   7,241,187     $  (1,530,963)    $ (2,753,160)     $   394,073       $(4,730,654)
    ===========       =============     =============     =============     ============      ===========       ===========

                      See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1998 (Unaudited)


                                 EQUITY FUNDS
                                 ---------------------------------------------------------------------------------------------
                                                 Munder                          Munder          Munder          Munder
                                 Munder          Growth &        Munder          International   Micro-Cap       Multi-Season
                                 Balanced        Income          Index 500       Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 --------        ------          ---------       -------------   --------        ------------
Shares
Class A Shares:
Sold  ........................       24,390       1,848,685       3,520,117       571,214         117,137         12,868,710
Issued as reinvestment of
  dividends  .................        8,781          19,783          63,172         3,820           7,852             92,695
Redeemed  ....................      (13,312)     (1,949,983)     (2,622,975)     (531,367)       (254,253)       (11,253,064)
                                 ----------      ----------      ----------      --------        --------         ----------
Net increase/(decrease)  .....       19,859         (81,515)        960,314        43,667        (129,264)         1,708,341
                                 ==========      ==========      ==========      ========        ========         ==========
Class B Shares:
Sold  ........................       30,600          71,721       1,842,439         4,227         165,700            413,065
Issued as reinvestment of
  dividends  .................        1,976           5,899          36,610           426           9,131            161,175
Redeemed  ....................       (3,342)        (16,808)       (484,951)      (17,817)       (203,761)          (459,433)
                                 ----------      ----------      ----------      --------        --------         ----------
Net increase/(decrease)  .....       29,234          60,812       1,394,098       (13,164)        (28,930)           114,807
                                 ==========      ==========      ==========      ========        ========         ==========
Class C Shares:
Sold  ........................        1,721         315,986          --            10,286          70,765            389,809
Issued as reinvestment of
  dividends  .................          275           1,596          --                81           2,903              3,756
Redeemed  ....................         (965)       (376,969)         --           (22,719)       (101,280)          (451,715)
                                 ----------      ----------      ----------      --------        --------         ----------
Net increase/(decrease)  .....        1,031         (59,387)         --           (12,352)        (27,612)           (58,150)
                                 ==========      ==========      ==========      ========        ========         ==========
Class K Shares:
Sold  ........................      593,446       1,325,933       1,994,963       564,421          28,200          4,575,521
Issued as reinvestment of
  dividends  .................       --                 148             278            45              23              7,679
Redeemed  ....................     (489,213)     (1,469,418)       (800,337)     (794,462)        (66,073)        (1,526,567)
                                 ----------      ----------      ----------      --------        --------         ----------
Net increase/(decrease)  .....      104,233        (143,337)      1,194,904      (229,996)        (37,850)         3,056,633
                                 ==========      ==========      ==========      ========        ========         ==========
Class Y Shares:
Sold  ........................      623,916       3,858,811       1,197,753       495,744         262,200          4,305,480
Issued as reinvestment of
  dividends  .................        2,063           5,906           4,070         4,491          12,267             83,310
Redeemed  ....................   (1,269,894)     (3,614,608)     (2,856,489)     (601,847)       (161,592)        (4,063,611)
                                 ----------      ----------      ----------      --------        --------         ----------
Net increase/(decrease)  .....     (643,915)        250,109      (1,654,666)     (101,612)        112,875            325,179
                                 ==========      ==========      ==========      ========        ========         ==========

                      See Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------------
    Munder                              Munder                              Munder                              Munder
    Real Estate       Munder            Small                               Framlington       Munder            Framlington
    Equity            Small-Cap         Company           Munder            Emerging          Framlington       International
    Investment        Value             Growth            Value             Markets           Healthcare        Growth
    Fund              Fund              Fund              Fund              Fund              Fund              Fund
    -----------        --------         -------           ------            -----------       ------------      --------------

       40,147          14,973,818        23,114,124        17,156,386           11,023          48,123           476,511
        7,623              12,117            53,266             5,477           --               1,298               113
      (81,900)        (15,108,750)      (23,011,524)      (17,129,462)         (43,022)        (71,731)         (404,832)
    ---------           ---------         ---------         ---------          -------          ------           -------
      (34,130)           (122,815)          155,866            32,401          (31,999)        (22,310)           71,792
   ==========          ==========         =========         =========         =========         ======           =======

       68,360              64,683           335,380            35,721          101,093         109,635            29,023
        8,489               2,515            22,950             1,609           --               3,771                18
      (93,844)            (37,714)         (274,116)          (53,769)        (120,101)       (108,814)          (35,942)
    ---------           ---------         ---------         ---------          -------          ------           -------
      (16,995)             29,484            84,214           (16,439)         (19,008)          4,592            (6,901)
   ==========          ==========         =========         =========         =========         ======           =======

       24,349              46,527            80,393             9,437           31,359          19,019             1,195
        1,543               1,362             5,021               719           --                 299                 7
      (23,813)            (25,680)          (92,359)           (5,760)         (11,762)        (88,999)           (3,450)
    ---------           ---------         ---------         ---------          -------          ------           -------
        2,079              22,209            (6,945)            4,396           19,597         (69,681)           (2,248)
   ==========          ==========         =========         =========         =========         ======           =======

       18,582           1,208,749         2,074,002            61,092          773,381           3,932            23,098
        --                      7             1,135                14           --               --                --
       (6,040)         (1,936,285)       (2,040,917)         (228,295)      (1,684,985)         (3,407)          (73,963)
    ---------           ---------         ---------         ---------          -------          ------           -------
       12,542            (727,529)           34,220          (167,189)        (911,604)            525           (50,865)
   ==========          ==========         =========         =========         =========         ======           =======

    1,068,582           4,661,701         4,850,661         4,335,059          235,836          64,380           467,206
       74,057              24,678            86,928            52,264           --               1,657               740
     (297,769)         (4,550,602)       (4,432,483)       (4,461,710)        (610,276)        (31,424)         (899,076)
    ---------           ---------         ---------         ---------          -------          ------           -------
      844,870             135,777           505,106           (74,387)        (374,440)         34,613          (431,130)
   ==========          ==========         =========         =========         =========         ======           =======

                      See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1998 (Unaudited)

                                           INCOME FUNDS
                                           -----------------------------------------------------------------------------------
                                                             Munder            Munder            Munder U.S.       Munder
                                           Munder            Intermediate      International     Government        Michigan
                                           Bond              Bond              Bond              Income            Tax-Free
                                           Fund              Fund              Fund              Fund              Bond Fund
                                           ------            ------------      -------------     ----------        --------
Amount
Class A Shares:
Sold  ..................................   $    589,194      $  3,659,996      $   145,700       $  1,790,035      $   267,011
Issued as reinvestment of dividends  ...         31,053           160,777           10,027             46,764           12,064
Redeemed  ..............................       (575,562)       (3,681,927)          (2,630)          (728,078)        (283,571)
                                            -----------       -----------       ----------         ----------          -------
Net increase/(decrease)  ...............   $     44,685      $    138,846      $   153,097       $  1,108,721      $    (4,496)
                                           ============      ============      ===========       ============      ===========
Class B Shares:
Sold  ..................................   $  1,463,580      $  2,150,398      $    27,397       $  4,005,075      $   190,093
Issued as reinvestment of dividends  ...          6,288             9,493              243              4,397           16,485
Redeemed  ..............................       (906,350)         (506,187)          --             (1,190,084)        (166,501)
                                            -----------       -----------       ----------         ----------          -------
Net increase  ..........................   $    563,518      $  1,653,704      $    27,640       $  2,819,388      $    40,077
                                           ============      ============      ===========       ============      ===========
Class C Shares:
Sold  ..................................   $    309,906      $    103,260      $     3,410       $    809,427      $   365,351
Issued as reinvestment of dividends  ...            205               955               92              2,207            2,921
Redeemed  ..............................            (89)           (1,849)         (31,528)           (52,700)        (191,448)
                                            -----------       -----------       ----------         ----------          -------
Net increase/(decrease)  ...............   $    310,022      $    102,366      $   (28,026)      $    758,934      $   176,824
                                           ============      ============      ===========       ============      ===========
Class K Shares:
Sold  ..................................   $  8,523,991      $ 27,919,143      $       746       $ 17,819,599      $13,292,588
Issued as reinvestment of dividends  ...          2,147             9,257           --                  1,198           --
Redeemed  ..............................     (5,053,345)      (34,831,859)         (14,476)       (19,197,187)      (3,673,070)
                                            -----------       -----------       ----------         ----------          -------
Net increase/(decrease)  ...............   $  3,472,793      $ (6,903,459)     $   (13,730)      $ (1,376,390)     $ 9,619,518
                                           ============      ============      ===========       ============      ===========
Class Y Shares:
Sold  ..................................   $ 15,586,121      $ 22,749,068      $ 1,222,963       $  8,665,376      $    20,060
Issued as reinvestment of dividends  ...         60,835           125,532          626,963             26,885           17,296
Redeemed  ..............................    (25,893,368)      (49,618,146)      (1,439,581)        (6,799,407)         (37,660)
                                            -----------       -----------       ----------         ----------          -------
Net increase/(decrease)  ...............   $(10,246,412)     $(26,743,546)     $   410,345       $  1,892,854      $      (304)
                                           ============      ============      ===========       ============      ===========

---------

(a) The Munder Tax-Free Intermediate Bond Fund Class C Shares commenced operations on July 8, 1998.

------------------------------------
    Munder            Munder
    Tax-Free          Tax-Free
    Bond              Intermediate
    Fund              Bond Fund(a)
    -------           ------------
    $    682,565      $  3,027,047
          54,261           105,418
        (652,526)       (3,428,460)
      ----------     -------------
    $     84,300      $   (295,995)
      ==========      =============

    $    595,613      $  1,249,601
           2,166               265
        (368,638)         (647,687)
      ----------      ------------
    $    229,141      $    602,179
      ==========      =============

    $      9,271      $     15,070
         --                    249
             (11)              (26)
      ----------      ------------
    $      9,260      $     15,293
      ==========      =============

    $  7,491,022      $ 14,021,355
           2,040             7,407
     (13,622,903)      (26,601,863)
      ----------      ------------
    $ (6,129,841)     $(12,573,101)
      ==========      =============

    $    664,986      $  1,319,776
           8,318             1,927
      (1,128,852)       (1,350,693)
      ----------      ------------
    $   (455,548)     $    (28,990)
      ==========      =============

                      See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1998 (Unaudited)

                                           INCOME FUNDS
                                           ----------------------------------------------------------------------------------
                                                             Munder            Munder            Munder U.S.       Munder
                                           Munder            Intermediate      International     Government        Michigan
                                           Bond              Bond              Bond              Income            Tax-Free
                                           Fund              Fund              Fund              Fund              Bond Fund
                                           ------            ------------      -------------     ----------        ----------
Shares
Class A Shares:
Sold  ..................................       58,737           381,984          13,895             170,697           26,040
Issued as reinvestment of dividends  ...        3,075            16,791             930               4,488             1197
Redeemed  ..............................      (57,116)         (384,867)           (241)            (69,470)         (27,885)
                                           ----------        ----------        --------            --------           ------
Net increase/(decrease)  ...............        4,696            13,908          14,584             105,715             (648)
                                           ==========        ==========        ========            ========           =======
Class B Shares:
Sold  ..................................      144,665           224,301           2,628             381,149           18,562
Issued as reinvestment of dividends  ...          621               993              23                 421            1,637
Redeemed  ..............................      (89,715)          (52,734)          --               (113,647)         (16,415)
                                           ----------        ----------        --------            --------           ------
Net increase  ..........................       55,571           172,560           2,651             267,923            3,784
                                           ==========        ==========        ========            ========           =======
Class C Shares:
Sold  ..................................       30,394            10,715             340              75,642           36,261
Issued as reinvestment of dividends  ...           20               100               8                 212              290
Redeemed  ..............................           (9)             (193)         (3,233)             (5,044)         (18,734)
                                           ----------        ----------        --------            --------           ------
Net increase/(decrease)  ...............       30,405            10,622          (2,885)             70,810           17,817
                                           ==========        ==========        ========            ========           =======
Class K Shares:
Sold  ..................................      842,602         2,915,751              68           1,700,899        1,305,593
Issued as reinvestment of dividends  ...          213               968           --                    115            --
Redeemed  ..............................     (497,194)       (3,633,123)         (1,349)         (1,833,537)        (360,070)
                                           ----------        ----------        --------            --------           ------
Net increase/(decrease)  ...............      345,621          (716,404)         (1,281)           (132,523)         945,523
                                           ==========        ==========        ========            ========           =======
Class Y Shares:
Sold  ..................................    1,543,265         2,373,811         114,082             829,640            1,942
Issued as reinvestment of dividends  ...        6,035            13,154          57,964               2,580            1,715
Redeemed  ..............................   (2,549,093)       (5,175,979)       (143,296)           (642,293)          (3,634)
                                           ----------        ----------        --------            --------           ------
Net increase/(decrease)  ...............     (999,793)       (2,789,014)         28,750             189,927               23
                                           ==========        ==========        ========            ========           =======

---------
(a) The Munder Tax-Free Intermediate Bond Fund Class C Shares commenced operations on July 8, 1998.

                      See Notes to Financial Statements.

---------------------------------------
    Munder            Munder
    Tax-Free          Tax-Free
    Bond              Intermediate
    Fund              Bond Fund(a)
    ----              ------------
        62,680           288,443
         5,138            10,026
       (60,332)         (322,887)
    ----------        ----------
         7,486           (24,418)
    ==========        ==========

        54,719           117,985
           205                25
       (34,104)          (60,956)
    ----------        ----------
        20,820            57,054
    ==========        ==========

           870             1,413
        --                    24
            (1)               (3)
    ----------        ----------
           869             1,434
    ==========        ==========

       692,977         1,330,367
           195               705
    (1,254,610)       (2,521,243)
    ----------        ----------
      (561,438)       (1,190,171)
    ==========        ==========

        63,054           125,698
           786               183
      (104,117)         (127,865)
    ----------        ----------
       (40,277)           (1,984)
    ==========        ==========

                      See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1998 (Unaudited)

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.


                                           MONEY MARKET FUNDS
                                           -------------------------------------------------------------------
                                           Munder            Munder            Munder            Munder
                                           Cash              Money             Tax-Free          U.S. Treasury
                                           Investment        Market            Money Market      Money Market
                                           Fund              Fund              Fund              Fund
                                           ----------        ------            ------------      -------------
Class A Shares:
Sold  ..................................   $ 1,135,661,171   $ 410,185,754     $  43,377,025     $ 23,396,670
Issued as reinvestment of dividends  ...         2,658,554         275,644           922,605          191,385
Redeemed  ..............................    (1,152,128,427)   (415,752,033)      (40,983,412)     (19,097,689)
                                            --------------    ------------       -----------      -----------
Net increase/(decrease)  ...............   $   (13,808,702)  $  (5,290,635)    $   3,316,218     $  4,490,366
                                            ==============    ============       ===========      ===========
Class B Shares:
Sold  ..................................                     $  13,748,892
Issued as reinvestment of dividends  ...                            38,583
Redeemed  ..............................                       (11,405,829)
                                                              ------------
Net increase  ..........................                     $   2,381,646
                                                              ============
Class C Shares:
Sold  ..................................                     $  12,513,317
Issued as reinvestment of dividends  ...                            23,087
Redeemed  ..............................                       (10,634,532)
                                                              ------------
Net increase  ..........................                     $   1,901,872
                                                              ============
Class K Shares:
Sold  ..................................   $   723,959,546                     $ 216,988,278     $ 86,422,101
Issued as reinvestment of dividends  ...            30,376                             1,930                2
Redeemed  ..............................      (491,521,933)                     (144,813,932)     (54,515,568)
                                            --------------                       -----------      -----------
Net increase  ..........................   $   232,467,989                     $  72,176,276     $ 31,906,535
                                            ==============                       ===========      ===========
Class Y Shares:
Sold  ..................................   $   317,455,672   $ 352,789,105     $  47,791,495     $ 52,657,638
Issued as reinvestment of dividends  ...            98,910       1,983,982            10,621          145,775
Redeemed  ..............................      (279,228,853)   (336,778,730)      (44,178,339)     (57,002,038)
                                            --------------    ------------       -----------      -----------
Net increase/(decrease)  ...............   $    38,325,729   $  17,994,357     $   3,623,777     $ (4,198,625)
                                            ==============    ============       ===========      ===========

                      See Notes to Financial Statements.

                    [ This Page Intentionally Left Blank ]

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998


                                 EQUITY FUNDS
                                 ---------------------------------------------------------------------------------------------
                                                 Munder                          Munder          Munder          Munder
                                 Munder          Growth &        Munder          International   Micro-Cap       Multi-Season
                                 Balanced        Income          Index 500       Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 --------        -------         ---------       ------------    --------        -------------
Amount
Class A Shares:
Sold  ........................   $    465,440    $ 52,339,094    $ 174,197,902   $ 15,657,100    $13,663,946     $ 125,767,920
Issued as reinvestment of
  dividends  .................         42,874         550,030        4,221,414        197,002        137,190           658,823
Redeemed  ....................        (68,251)    (47,397,895)     (84,944,338)   (16,030,469)    (2,915,198)     (114,776,213)
                                 ------------    ------------    -------------   ------------    -----------     -------------
Net increase/(decrease)  .....   $    440,063    $  5,491,229    $  93,474,978   $   (176,367)   $10,885,938     $  11,650,530
                                 ============    ============    =============   ============    ===========     =============
Class B Shares
Sold  ........................   $    509,380    $  1,136,459    $  60,486,745   $    305,470    $16,787,807     $  12,159,704
Issued as reinvestment of
  dividends  .................          4,555          52,424        2,819,935         20,842        127,415         1,685,590
Redeemed  ....................        (81,760)       (166,804)      (8,031,251)      (304,442)      (992,326)      (11,713,946)
                                 ------------    ------------    -------------   ------------    -----------     -------------
Net increase  ................   $    432,175    $  1,022,079    $  55,275,429   $     21,870    $15,922,896     $   2,131,348
                                 ============    ============    =============   ============    ===========     =============
Class C Shares:
Sold  ........................   $     67,088    $  9,979,727    $     --        $ 26,112,696    $10,789,550     $   5,465,341
Issued as reinvestment of
  dividends  .................          2,435          13,871          --               1,467         76,181            27,187
Redeemed  ....................        (30,338)     (8,991,020)         --         (26,507,448)    (3,260,563)       (2,205,273)
                                 ------------    ------------    -------------   ------------    -----------     -------------
Net increase/(decrease)  .....   $     39,185    $  1,002,578    $     --        $   (393,285)   $ 7,605,168     $   3,287,255
                                 ============    ============    =============   ============    ===========     =============
Class K Shares:
Sold  ........................   $ 36,238,336    $ 37,934,509    $ 123,539,189   $ 19,678,745    $ 3,286,508     $  50,186,632
Issued as reinvestment of
  dividends  .................        --                  791           26,046          4,812          1,933            89,260
Redeemed  ....................    (10,879,692)    (40,534,859)     (34,901,321)   (43,728,903)      (543,755)      (57,954,438)
                                 ------------    ------------    -------------   ------------    -----------     -------------
Net increase/(decrease)  .....   $ 25,358,644    $ (2,599,559)   $  88,663,914   $(24,045,346)   $ 2,744,686     $  (7,678,546)
                                 ============    ============    =============   ============    ===========     =============
Class Y Shares:
Sold  ........................   $ 17,891,800    $ 41,828,650    $  88,239,520   $ 37,273,610    $13,665,453     $ 192,274,534
Issued as reinvestment of
  dividends  .................         20,638          93,667          705,826        234,936        246,160         1,713,798
Redeemed  ....................    (44,401,030)    (37,931,645)    (158,496,032)   (40,102,733)    (1,756,540)      (84,529,948)
                                 ------------    ------------    -------------   ------------    -----------     -------------
Net increase/(decrease)  .....   $(26,488,592)   $  3,990,672    $ (69,550,686)  $ (2,594,187)   $12,155,073     $ 109,458,384
                                 ============    ============    =============   ============    ===========     =============

                      See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------
    Munder                              Munder                              Munder                              Munder
    Real Estate       Munder            Small                               Framlington       Munder            Framlington
    Equity            Small-Cap         Company           Munder            Emerging          Framlington       International
    Investment        Value             Growth            Value             Markets           Healthcare        Growth
    Fund              Fund              Fund              Fund              Fund              Fund              Fund
    ------            ---------         -------           ------            -----------       -----------       -------------

    $ 3,008,839       $ 141,413,374     $ 851,622,256     $ 182,928,935     $   725,997       $4,670,335        $   551,489
         79,679              94,875         1,616,927           148,415          15,685           --                  5,750
       (363,705)       (137,207,459)     (851,401,150)     (180,305,961)       (411,367)        (319,619)          (136,500)
    -----------       -------------     -------------     -------------     -----------       ----------        -----------
    $ 2,724,813       $   4,300,790     $   1,838,033     $   2,771,389     $   330,315       $4,350,716        $   420,739
    ===========       =============     =============     =============     ===========       ==========        ===========

    $ 3,140,780       $   2,934,233     $  12,987,682     $   1,975,392     $   731,828       $8,010,359        $   446,549
         74,933              21,465           384,944            19,472           3,531           --                    185
       (931,464)           (173,324)       (3,881,725)         (837,371)       (150,385)        (276,666)            (4,636)
    -----------       -------------     -------------     -------------     -----------       ----------        -----------
    $ 2,284,249       $   2,782,374     $   9,490,901     $   1,157,493     $   584,974       $7,733,693        $   442,098
    ===========       =============     =============     =============     ===========       ==========        ===========

    $ 1,122,807       $   2,449,191     $  19,422,073     $   3,033,439     $   357,347       $3,413,905        $ 3,196,011
         13,557              17,092           217,318            17,693             498           --                     20
       (132,785)           (748,477)      (15,301,183)       (2,507,546)       (224,202)        (185,681)        (3,112,795)
    -----------       -------------     -------------     -------------     -----------       ----------        -----------
    $ 1,003,579       $   1,717,806     $   4,338,208     $     543,586     $   133,643       $3,228,224        $    83,236
    ===========       =============     =============     =============     ===========       ==========        ===========

    $   699,056       $  42,055,711     $ 258,655,493     $   7,292,813     $48,204,012       $   37,061        $ 2,491,379
         --                     610           385,586               364              15           --                 --
        (81,437)        (18,721,032)     (240,034,216)       (2,198,807)     (7,925,259)          --             (1,554,652)
    -----------       -------------     -------------     -------------     -----------       ----------        -----------
    $   617,619       $  23,335,289     $  19,006,863     $   5,094,370     $40,278,768       $   37,061        $   936,727
    ===========       =============     =============     =============     ===========       ==========        ===========

    $40,212,699       $  95,281,559     $ 182,007,606     $ 102,254,412     $19,650,219       $3,416,348        $42,572,415
        541,776             925,440         5,087,805         1,469,009         117,261           --                 96,952
     (6,968,483)        (48,715,947)     (110,796,908)      (35,733,609)     (4,034,637)        (366,694)        (4,698,208)
    -----------       -------------     -------------     -------------     -----------       ----------        -----------
    $33,785,992       $  47,491,052     $  76,298,503     $  67,989,812     $15,732,843       $3,049,654        $37,971,159
    ===========       =============     =============     =============     ===========       ==========        ===========

                      See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998


                                 EQUITY FUNDS
                                 ---------------------------------------------------------------------------------------------
                                                 Munder                          Munder          Munder          Munder
                                 Munder          Growth &        Munder          International   Micro-Cap       Multi-Season
                                 Balanced        Income          Index 500       Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 --------        ------          ---------       -------------   --------        ------------
Shares
Class A Shares:
Sold  ........................       35,128       3,300,696       7,712,233       1,068,198       783,470         6,081,224
Issued as reinvestment of
  dividends  .................        3,375          37,128         199,979          14,938         8,580            35,825
Redeemed  ....................       (5,256)     (2,967,466)     (3,750,716)     (1,092,860)     (169,871)       (5,537,783)
                                 ----------      ----------      ----------      ----------      --------        ----------
Net increase/(decrease)  .....       33,247         370,358       4,161,496          (9,724)      622,179           579,266
                                 ==========         =======      ==========         =======       =======         =========
Class B Shares:
Sold  ........................       38,372          73,692       2,696,194          20,825       963,594           634,260
Issued as reinvestment of
  dividends  .................          356           3,590         134,247           1,610         8,014            94,589
Redeemed  ....................       (5,942)        (10,728)       (354,470)        (20,761)      (57,721)         (604,396)
                                 ----------      ----------      ----------      ----------      --------        ----------
Net increase  ................       32,786          66,554       2,475,971           1,674       913,887           124,453
                                 ==========         =======      ==========         =======       =======         =========
Class C Shares:
Sold  ........................        5,032         645,741          --           1,737,363       618,833           278,253
Issued as reinvestment of
  dividends  .................          193             935          --                 110         4,788             1,524
Redeemed  ....................       (2,315)       (582,962)         --          (1,753,702)     (190,515)         (111,422)
                                 ----------      ----------      ----------      ----------      --------        ----------
Net increase/(decrease)  .....        2,910          63,714          --             (16,229)      433,106           168,355
                                 ==========         =======      ==========         =======       =======         =========
Class K Shares:
Sold  ........................    2,660,260       2,399,900       5,527,348       1,372,285       194,137         2,532,388
Issued as reinvestment of
  dividends  .................       --                  53           1,239             369           121             4,859
Redeemed  ....................     (812,753)     (2,511,129)     (1,553,772)     (2,942,441)      (30,301)       (2,862,299)
                                 ----------      ----------      ----------      ----------      --------        ----------
Net increase/(decrease)  .....    1,847,507        (111,176)      3,974,815      (1,569,787)      163,957          (325,052)
                                 ==========         =======      ==========         =======       =======         =========
Class Y Shares:
Sold  ........................    1,351,069       2,641,745       3,994,223       2,573,626       810,899         9,751,713
Issued as reinvestment of
  dividends  .................        1,626           6,391          33,540          17,653        15,366            92,338
Redeemed  ....................   (3,253,921)     (2,368,783)     (7,060,235)     (2,658,666)     (104,360)       (4,201,175)
                                 ----------      ----------      ----------      ----------      --------        ----------
Net increase/(decrease)  .....   (1,901,226)        279,353      (3,032,472)        (67,387)      721,905         5,642,876
                                 ==========         =======      ==========         =======       =======         =========

                      See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------
    Munder                              Munder                              Munder                              Munder
    Real Estate       Munder            Small                               Framlington       Munder            Framlington
    Equity            Small-Cap         Company           Munder            Emerging          Framlington       International
    Investment        Value             Growth            Value             Markets           Healthcare        Growth
    Fund              Fund              Fund              Fund              Fund              Fund              Fund
    ----------        -----             ------            -----             -------           ----------        --------------
      193,510          9,885,606         38,939,088        11,436,014          65,933         389,454              48,119
        5,166              7,030             85,371            10,894           1,497            --                   576
      (23,295)        (9,534,652)       (38,516,138)      (11,204,399)        (38,259)        (28,756)            (11,602)
    ---------          ---------         ----------        ----------       ---------         -------           ---------
      175,381            357,984            508,321           245,509          29,171         360,698              37,093
    =========          =========          =========         =========       =========         =======           =========

      201,381            207,462            634,390           127,593          59,988         665,972              38,978
        4,841              1,630             21,081             1,425             333            --                    19
      (60,244)           (11,995)          (196,447)          (52,811)        (13,539)        (22,987)               (400)
    ---------          ---------         ----------        ----------       ---------         -------           ---------
      145,978            197,097            459,024            76,207          46,782         642,985              38,597
    =========          =========          =========         =========       =========         =======           =========

       71,494            170,434            864,580           189,854          32,857         289,644             309,736
          875              1,284             11,715             1,232              47            --                     2
       (8,477)           (51,868)          (658,060)         (155,615)        (20,000)        (15,939)           (298,660)
    ---------          ---------         ----------        ----------       ---------         -------           ---------
       63,892            119,850            218,235            35,471          12,904         273,705              11,078
    =========          =========          =========         =========       =========         =======           =========

       45,991          2,985,358         11,225,265           484,866       3,932,077           2,916             230,623
        --                    47             20,358                25               1            --                 --
       (5,293)        (1,258,817)       (10,302,528)         (142,618)       (737,301)           --              (136,071)
    ---------          ---------         ----------        ----------       ---------         -------           ---------
       40,698          1,726,588            943,095           342,273       3,194,777           2,916              94,552
    =========          =========          =========         =========       =========         =======           =========

    2,604,804          6,789,601          8,089,789         6,579,214       1,600,701         300,623           3,728,279
       35,106             68,847            264,990            99,537          11,233            --                 9,641
     (461,761)        (3,377,343)        (5,027,722)       (2,215,981)       (392,540)        (31,075)           (425,626)
    ---------          ---------         ----------        ----------       ---------         -------           ---------
    2,178,149          3,481,105          3,327,057         4,462,770       1,219,394         269,548           3,312,294
    =========          =========          =========         =========       =========         =======           =========

                      See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998


                                           INCOME FUNDS
                                           ------------------------------------------------------------------------------------
                                                             Munder            Munder            Munder U.S.       Munder
                                           Munder            Intermediate      International     Government        Michigan
                                           Bond              Bond              Bond              Income            Tax-Free
                                           Fund              Fund              Fund              Fund              Bond Fund
                                           ------            ------------      -------------     ----------        ----------
Amount
Class A Shares:
Sold  ..................................   $    954,099      $ 35,518,363      $    20,223       $  4,536,840      $ 1,586,012
Issued as reinvestment of dividends  ...         44,875           306,750            3,852            101,920           17,093
Redeemed  ..............................       (324,762)      (34,623,151)         (29,371)        (3,316,035)        (314,710)
                                           ------------      ------------      -----------       ------------      -----------
Net increase/(decrease)  ...............   $    674,212      $  1,201,962      $    (5,296)      $  1,322,725      $ 1,288,395
                                           ============      ============      ===========       ============      ===========
Class B Shares:
Sold  ..................................   $    929,598      $    635,955      $    91,959       $  3,178,214      $   292,659
Issued as reinvestment of dividends  ...          2,530             8,823              111              1,375           11,786
Redeemed  ..............................       (831,391)         (519,582)          (5,628)        (3,847,302           (3,046)
                                           ------------      ------------      -----------       ------------      -----------
Net increase/(decrease)  ...............   $    100,737      $    125,196      $    86,442       $   (667,713)     $   301,399
                                           ============      ============      ===========       ============      ===========
Class C Shares:
Sold  ..................................   $    646,994      $  2,201,476      $    31,759       $    197,028      $    24,993
Issued as reinvestment of dividends  ...            218             4,450           --                    964           --
Redeemed  ..............................       (632,125)       (2,206,798)          --               (107,854)         (41,402)
                                           ------------      ------------      -----------       ------------      -----------
Net increase/(decrease)  ...............   $     15,087      $       (872)     $    31,759       $     90,138      $   (16,409)
                                           ============      ============      ===========       ============      ===========
Class K Shares:
Sold  ..................................   $ 14,348,224      $ 80,068,663      $    43,020       $ 47,245,732      $16,968,229
Issued as reinvestment of dividends  ...        --                 24,387           --                  2,615           --
Redeemed  ..............................     (7,687,973)      (54,747,168)         (66,255)       (27,787,122)      (4,701,227)
                                           ------------      ------------      -----------       ------------      -----------
Net increase/(decrease)  ...............   $  6,660,251      $ 23,345,882      $   (23,235)      $ 19,461,225      $12,267,002
                                           ============      ============      ===========       ============      ===========
Class Y Shares:
Sold  ..................................   $135,969,213      $100,224,429      $ 4,116,120       $ 16,769,629      $   576,221
Issued as reinvestment of dividends  ...         81,944           146,626          491,207             46,332            9,477
Redeemed  ..............................    (34,778,888)      (38,381,770)      (5,752,298)        (2,765,135)        (253,456)
                                           ------------      ------------      -----------       ------------      -----------
Net increase/(decrease)  ...............   $101,272,269      $ 61,989,285      $(1,144,971)      $ 14,050,826      $   332,242
                                           ============      ============      ===========       ============      ===========


---------
(a) The Munder Tax-Free Bond Fund Class C Shares commenced operations on July 7, 1997.
                      See Notes to Financial Statements.

------------------------------------
    Munder            Munder
    Tax-Free          Tax-Free
    Bond              Intermediate
    Fund(a)           Bond Fund
    ----              ------------
    $  3,614,014      $  4,811,740
          46,628           166,779
      (3,711,909)       (4,668,700)
    ------------      ------------
    $    (51,267)     $    309,819
    ============      ============

    $    246,154      $    191,439
              59               264
          (1,000)          --
    ------------      ------------
    $    245,213      $    191,703
    ============      ============

    $     40,861      $     --
         --                 --
         --                 --
    ------------      ------------
    $     40,861      $     --
    ============      ============

    $ 23,208,945      $ 45,773,724
             821            11,065
     (23,412,116)      (35,071,716)
    ------------      ------------
    $   (202,350)     $ 10,713,073
    ============      ============

    $    837,177      $  3,988,232
           3,985             1,632
        (744,413)       (2,115,158)
    ------------      ------------
    $     96,749      $  1,874,706
    ============      ============

                      See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998


                                           INCOME FUNDS
                                           ------------------------------------------------------------------------------------
                                                             Munder            Munder            Munder U.S.       Munder
                                           Munder            Intermediate      International     Government        Michigan
                                           Bond              Bond              Bond              Income            Tax-Free
                                           Fund              Fund              Fund              Fund              Bond Fund
                                           ------            ------------      -------------     ----------        --------
Shares
Class A Shares:
Sold  ..................................       96,300         3,750,114           2,097             440,195          159,016
Issued as reinvestment of dividends  ...        4,562            32,465             401               9,916            1,718
Redeemed  ..............................      (33,162)       (3,659,805)         (3,049)           (321,399)         (31,820)
                                           ----------         ---------        --------           ---------          --------
Net increase/(decrease)  ...............       67,700           122,774            (551)            128,712          128,914
                                           ==========         =========        ========           =========        =========
Class B Shares:
Sold  ..................................       93,817            67,247           9,526             308,147           29,315
Issued as reinvestment of dividends  ...          257               935              12                 134            1,185
Redeemed  ..............................      (83,938)          (54,915)           (579)           (373,051)            (307)
                                           ----------         ---------        --------           ---------          --------
Net increase/(decrease)  ...............       10,136            13,267           8,959             (64,770)          30,193
                                           ==========         =========        ========           =========        =========
Class C Shares:
Sold  ..................................       65,083           233,511           3,235              19,096            2,500
Issued as reinvestment of dividends  ...           22               470           --                     94            --
Redeemed  ..............................      (63,450)         (232,883)          --                (10,463)          (4,067)
                                           ----------         ---------        --------           ---------          --------
Net increase/(decrease)  ...............        1,655             1,098           3,235               8,727           (1,567)
                                           ==========         =========        ========           =========        =========
Class K Shares:
Sold  ..................................    1,456,896         8,464,953           4,445           4,581,485        1,705,070
Issued as reinvestment of dividends  ...       --                 2,585           --                    254            --
Redeemed  ..............................     (779,936)       (5,887,836)         (6,880)         (2,691,211)        (473,464)
                                           ----------         ---------        --------           ---------          --------
Net increase/(decrease)  ...............      676,960         2,579,702          (2,435)          1,890,528        1,231,606
                                           ==========         =========        ========           =========        =========
Class Y Shares:
Sold  ..................................   13,821,217        10,591,114         423,302           1,627,028           57,300
Issued as reinvestment of dividends  ...        8,318            15,507          50,974               4,506              952
Redeemed  ..............................   (3,523,204)       (4,056,301)       (584,840)           (268,382)         (25,401)
                                           ----------         ---------        --------           ---------          --------
Net increase/(decrease)  ...............   10,306,331         6,550,320        (110,564)          1,363,152           32,851
                                           ==========         =========        ========           =========        =========

---------

(a) The Munder Tax-Free Bond Fund Class C commenced operations on July 7,
1997.

                      See Notes to Financial Statements.

------------------------------------
    Munder            Munder
    Tax-Free          Tax-Free
    Bond              Intermediate
    Fund(a)           Bond Fund
    ----              ------------
       336,093           457,922
         4,348            15,922
      (343,395)         (443,962)
    ----------        ----------
        (2,954)           29,882
    ==========        =========

        22,812            18,270
             5                25
           (93)           --
    ----------        ----------
        22,724            18,295
    ==========        =========

         3,850            --
        --                --
        --                --
    ----------        ----------
         3,850            --
    ==========        =========

     2,156,931         4,356,995
            76             1,056
    (2,177,117)       (3,340,840)
    ----------        ----------
       (20,110)        1,017,211
    ==========        =========

        78,211           380,413
           372               156
       (69,922)         (201,750)
    ----------        ----------
         8,661           178,819
    ==========        =========

                      See Notes to Financial Statements.

The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.


                                           MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------
                                           Munder            Munder            Munder            Munder
                                           Cash              Money             Tax-Free          U.S. Treasury
                                           Investment        Market            Money Market      Money Market
                                           Fund              Fund              Fund              Fund
                                           ----------        ------            ------------      ------------
Class A Shares:
Sold  ..................................   $ 1,529,521,817   $ 632,100,591     $ 177,864,977     $  38,374,572
Issued as reinvestment of dividends  ...         4,882,857         321,576         1,747,092           329,790
Redeemed  ..............................    (1,496,937,144)   (621,328,822)     (112,826,402)      (35,379,174)
                                            --------------    ------------      ------------       -----------
Net increase  ..........................   $    37,467,530   $  11,093,345     $  66,785,667     $   3,325,188
                                            ==============    ============      ============       ===========
Class B Shares:
Sold  ..................................                     $  16,765,810
Issued as reinvestment of dividends  ...                            16,857
Redeemed  ..............................                       (16,576,223)
                                                              ------------
Net increase  ..........................                     $     206,444
                                                              ============
Class C Shares:
Sold  ..................................                     $  54,403,515
Issued as reinvestment of dividends  ...                            46,154
Redeemed  ..............................                       (56,204,006)
                                                              ------------
Net decrease ...........................                     $  (1,754,337)
                                                              ============
Class K Shares:
Sold  ..................................   $ 1,296,422,618                     $ 398,274,187     $ 157,006,524
Issued as reinvestment of dividends  ...           165,621                             6,260             3,336
Redeemed  ..............................    (1,223,603,039)                     (419,467,191)     (157,650,371)
                                            --------------                      ------------       -----------
Net increase/(decrease)  ...............   $    72,985,200                     $ (21,186,744)    $    (640,511)
                                            ==============                      ============       ===========
Class Y Shares:
Sold  ..................................   $   659,461,802   $ 481,224,890     $ 119,848,786     $ 112,737,894
Issued as reinvestment of dividends  ...           131,983       4,772,056             4,192            15,454
Redeemed  ..............................      (611,601,060)   (541,927,731)     (122,405,360)     (308,854,622)
                                            --------------    ------------      ------------       -----------
Net increase/(decrease)  ...............   $    47,992,725   $ (55,930,785)    $  (2,552,382)    $(196,101,274)
                                            ==============    ============      ============       ===========

                      See Notes to Financial Statements.


Munder Balanced Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
                                                                                K Shares
                                        -------------------------------------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Year           Period         Year
                                        12/31/98(f)    Ended          Ended          Ended          Ended          Ended
                                        (Unaudited)    6/30/98        6/30/97(f)     6/30/96(f)     6/30/95(d)     2/28/95(e)
                                        -----------    -------        ----------     ----------     ----------     ----------
Net asset value, beginning of
  period  ...........................   $ 13.49        $ 13.03        $12.37         $10.78         $ 9.97         $10.35
                                        -------        -------        ------         ------         ------         ------
Income from investment operations:
Net investment income  ..............      0.13           0.31          0.29           0.27           0.07           0.21
Net realized and unrealized
  gain/(loss) on investments  .......      0.26           1.64          1.30           1.57           0.86          (0.42)
                                        -------        -------        ------         ------         ------         ------
Total from investment operations  ...      0.39           1.95          1.59           1.84           0.93          (0.21)
                                        -------        -------        ------         ------         ------         ------
Less distributions:
Dividends from net investment income      (0.14)         (0.32)        (0.27)         (0.25)         (0.12)         (0.17)
Distributions from net realized
  gains  ............................     (1.52)         (1.17)        (0.66)            --             --             --
                                        -------        -------        ------         ------         ------         ------
Total distributions  ................     (1.66)         (1.49)        (0.93)         (0.25)         (0.12)         (0.17)
                                        -------        -------        ------         ------         ------         ------
Net asset value, end of period  .....   $ 12.22        $ 13.49        $13.03         $12.37         $10.78         $ 9.97
                                        =======        =======        ======         ======         ======         ======
Total return (b)  ...................      3.62%         15.86%        13.64%         17.17%          9.33%         (1.95)%
                                        =======        =======        ======         ======         ======         ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $30,027        $31,748        $6,588         $1,718         $  168         $  151
Ratio of operating expenses to
  average net assets  ...............      1.16%(c)       1.17%         1.22%          1.15%          1.16%(c)       1.22%
Ratio of net investment income to
  average net assets  ...............      2.08%(c)       2.41%         2.30%          2.29%          2.51%(c)       1.89%
Portfolio turnover rate  ............        71%            79%          125%           197%            52%           116%
Ratio of operating expenses to
  average net assets
  without waivers ...................      1.16%(c)       1.17%         1.22%          1.26%          1.51%(c)       1.57%

FN>
----------------
(a) The Munder Balanced Fund Class K Shares commenced operations on April 16,
    1993.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge
    Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge
    Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.


Munder Growth & Income Fund(a)
Financial Highlights,For a Share Outstanding Throughout Each Period

                                                                            K Shares
                                 ------------------------------------------------------------------------------------------
                                 Period
                                 Ended           Year            Year            Year            Period          Peroid
                                 12/31/98        Ended           Ended           Ended           Ended           Ended
                                 (Unaudited)     6/30/98         6/30/97(f)      6/30/96(f)      6/30/95(d)      2/28/95(e)
                                 -----------     -------         ----------      ----------      ----------      ----------
Net asset value, beginning of
  period  ....................   $  15.64        $  15.23        $  13.05        $  11.14        $  10.43        $  10.00
                                 --------        --------        --------        --------        --------        --------
Income from investment
  operations:
Net investment income  .......       0.11            0.28            0.32            0.32            0.11            0.22
Net realized and unrealized
  gain on investments  .......       0.15            2.97            3.14            1.99            0.78            0.36
                                 --------        --------        --------        --------        --------        --------
Total from investment
  operations  ................       0.26            3.25            3.46            2.31            0.89            0.58
                                 --------        --------        --------        --------        --------        --------
Less distributions:
Dividends from net investment
  income  ....................      (0.10)          (0.28)          (0.32)          (0.31)          (0.18)          (0.15)
Distributions from net
  realized gains  ............      (1.39)          (2.56)          (0.96)          (0.09)          --              (0.00)(g)
                                 --------        --------        --------        --------        --------        --------
Total distributions  .........      (1.49)          (2.84)          (1.28)          (0.40)          (0.18)          (0.15)
                                 --------        --------        --------        --------        --------        --------
Net asset value, end of
  period  ....................   $  14.41        $  15.64        $  15.23        $  13.05        $  11.14        $  10.43
                                 ========        ========        ========        ========        ========        ========
Total return (b)  ............       2.19%          23.00%          28.12%          20.97%           8.57%           5.94%
                                 ========        ========        ========        ========        ========        ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ....................   $197,393        $216,387        $212,415        $192,592        $132,583        $105,629
Ratio of operating expenses
  to average net assets  .....       1.21%(c)        1.19%           1.20%           1.21%           1.09%(c)        0.53%(c)
Ratio of net investment
  income to average net
  assets  ....................       1.53%(c)        1.78%           2.28%           2.56%           3.33%(c)        4.72%(c)
Portfolio turnover rate  .....         25%             73%             62%             37%             13%             12%
Ratio of operating expenses
  to average net assets
  without waivers  ...........       1.21%(c)        1.19%           1.20%           1.28%          15.51%(c)        1.53%(c)

----------------
(a) The Munder Growth & Income Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.

                      See Notes to Financial Statements.

Munder Index 500 Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
                                                                            K Shares
                                 --------------------------------------------------------------------------------------------
                                 Period
                                 Ended           Year            Year            Year            Period          Year
                                 12/31/98        Ended           Ended           Ended           Ended           Ended
                                 (Unaudited)     6/30/98         6/30/97         6/30/96(d)      6/30/95(e)      2/28/95(d,f)
                                 -----------     -------         -------         ----------      ----------      ------------
Net asset value, beginning of
  period  ....................   $  24.44        $  20.94        $ 16.16         $ 13.80         $12.40          $12.06
                                 --------        --------        -------         -------         ------          ------
Income from investment
  operations:
Net investment income  .......       0.13            0.28           0.31            0.33           0.10            0.30
Net realized and unrealized
  gain on investments  .......       2.03            5.48           5.04            3.07           1.44            0.50
                                 --------        --------        -------         -------         ------          ------
Total from investment
  operations  ................       2.16            5.76           5.35            3.40           1.54            0.80
                                 --------        --------        -------         -------         ------          ------
Less distributions:
Dividends from net investment
  income  ....................      (0.12)          (0.27)         (0.30)          (0.32)         (0.14)          (0.29)
Distributions from net
  realized gains  ............      (0.24)          (1.99)         (0.27)          (0.72)          --             (0.17)
                                 --------        --------        -------         -------         ------          ------
Total distributions  .........      (0.36)          (2.26)         (0.57)          (1.04)         (0.14)          (0.46)
                                 --------        --------        -------         -------         ------          ------
Net asset value, end of
  period  ....................   $  26.24        $  24.44        $ 20.94         $ 16.16         $13.80          $12.40
                                 ========        ========        ========        ========        ========        ========
Total return (b)  ............       8.95%          29.42%         33.79%          25.37%         12.49%           6.90%
                                 ========        ========        ========        ========        ========        ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ....................   $212,411        $168,639        $61,254         $17,068         $2,778          $1,746
Ratio of operating expenses
  to average net assets  .....       0.54%(c)        0.53%          0.54%           0.51%          0.50%(c)        0.50%
Ratio of net investment
  income to average net
  assets  ....................       1.07%(c)        1.23%          1.76%           2.13%          2.41%(c)        2.49%
Portfolio turnover rate  .....          5%              8%            11%              8%             6%              7%
Ratio of operating expenses
  to average net assets
  without waivers  ...........       0.59%(c)        0.60%          0.64%           0.69%          0.63%(c)        0.64%

----------------
(a) The Munder Index 500 Fund Class K Shares commenced operations on
    December 7, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge
    Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge
    Capital Management, Inc. and Munder Capital Managment, Inc.

                      See Notes to Financial Statements.

Munder International Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                K Shares
                                        --------------------------------------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Year           Period         Year
                                        12/31/98(d)    Ended          Ended          Ended          Ended          Ended
                                        (Unaudited)    6/30/98        6/30/97(d)     6/30/96(d)     6/30/95(e)     2/28/95(d,f)
                                        -----------    -------        ----------     ----------     ----------     ------------
Net asset value, beginning of
  period ............................   $ 15.03        $  15.74       $  15.08       $  13.42       $ 12.28        $ 13.68
                                        -------        --------       --------       --------       -------        -------
Income from investment operations:
Net investment income  ..............      0.03            0.16           0.14           0.15          0.11           0.17
Net realized and unrealized
  gain/(loss) on investments  .......     (0.24)           0.32           2.31           1.63          1.03          (1.48)
                                        -------        --------       --------       --------       -------        -------
Total from investment operations  ...     (0.21)           0.48           2.45           1.78          1.14          (1.31)
                                        -------        --------       --------       --------       -------        -------
Less distributions:
Dividends from net investment income      (0.06)          (0.19)         (0.20)         (0.12)         --            (0.03)
Distributions from net realized
  gains  ............................     (0.23)          (1.00)         (1.59)         --             --             --
Distributions from capital  .........      --             --             --             --             --            (0.06)
                                        -------        --------       --------       --------       -------        -------
Total distributions  ................     (0.29)          (1.19)         (1.79)         (0.12)         --            (0.09)
                                        -------        --------       --------       --------       -------        -------
Net asset value, end of period  .....   $ 14.53        $  15.03       $  15.74       $  15.08       $ 13.42        $ 12.28
                                        =======        ========       ========       ========       =======        =======
Total return (b)  ...................     (1.29)%          4.24%         18.09%         13.29%         9.28%         (9.68)%
                                        =======        ========       ========       ========       =======        =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $99,036        $105,916       $135,593       $116,053       $73,168        $63,159
Ratio of operating expenses to
  average net assets  ...............      1.28%(c)        1.25%          1.26%          1.26%         1.21% (c)      1.18%
Ratio of net investment income to
  average net assets  ...............      0.46%(c)        1.03%          0.98%          1.07%         2.57% (c)      1.31%
Portfolio turnover rate  ............        12%             41%            46%            75%           14%            20%
Ratio of operating expenses to
  average net assets
  without waivers ...................      1.28%(c)        1.25%          1.26%          1.33%         1.46% (c)      1.43%


----------------
(a) The Munder International Equity Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                      See Notes to Financial Statements.


Munder Micro-Cap Equity Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period


                                                         K Shares
                                        ----------------------------------------
                                        Period
                                        Ended          Year           Period
                                        12/31/98(d)    Ended          Ended
                                        (Unaudited)    6/30/98(d)     6/30/97(d)
                                        -----------    ----------     ----------
Net asset value, beginning of
  period ............................   $17.00         $12.82         $  10.12
                                        ------         ------         --------
Income from investment operations:
Net investment loss  ................    (0.09)         (0.17)           (0.05)
Net realized and unrealized
  gain/(loss) on investments  .......    (1.24)          4.99             2.75
                                        ------         ------         --------
Total from investment operations  ...    (1.33)          4.82             2.70
                                        ------         ------         --------
Less distributions:
Distributions from net realized
  gains  ............................    (0.30)         (0.64)           --
                                        ------         ------         --------
Total distributions  ................    (0.30)         (0.64)           --
                                        ------         ------         --------
Net asset value, end of period  .....   $15.37         $17.00         $  12.82
                                        ======         ======         ========
Total return (b)  ...................    (7.66)%        37.90%           26.68%
                                        ======         ======         ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $2,177         $3,050         $    199
Ratio of operating expenses to
  average net assets  ...............     1.53%(c)       1.53%            1.50% (c)
Ratio of net investment loss to
  average net assets  ...............    (1.30)%(c)     (0.98)%          (0.88)% (c)
Portfolio turnover rate  ............       90%           172%              68%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ..............     1.68%(c)       1.78%            7.90% (c)

----------------
(a) The Munder Micro-Cap Equity Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.


Munder Multi-Season Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                        K Shares
                                        ------------------------------------------------------------------------

                                        Period
                                        Ended          Year           Year           Year           Period
                                        12/31/98(e)    Ended          Ended          Ended          Ended
                                        (Unaudited)    6/30/98(e)     6/30/97(e)     6/30/96(e)     6/30/95(d,f)
                                        -----------    ----------     ----------     ----------     ------------
Net asset value, beginning of
  period ............................   $  21.42       $  18.00       $  14.83       $  12.02       $  12.20
                                        --------       --------       --------       --------       --------
Income from investment operations:
Net investment income  ..............       0.01           0.00(g)        0.04           0.06           0.00(g)
Net realized and unrealized
  gain/(loss) on investments  .......       0.48           4.35           3.89           3.20          (0.18)
                                        --------       --------       --------       --------       --------
Total from investment operations  ...       0.49           4.35           3.93           3.26          (0.18)
                                        --------       --------       --------       --------       --------
Less distributions:
Dividends from net investment income       --             (0.01)         (0.01)         (0.05)         --
Distributions from net realized
  gains  ............................      (1.58)         (0.92)         (0.75)         (0.40)         --
                                        --------       --------       --------       --------       --------
Total distributions  ................      (1.58)         (0.93)         (0.76)         (0.45)         --
                                        --------       --------       --------       --------       --------
Net asset value, end of period  .....   $  20.33       $  21.42       $  18.00       $  14.83       $  12.02
                                        ========       ========       ========       ========       ========
Total return (b)  ...................       2.76%         25.05%         27.55%         27.56%         (1.48)%
                                        ========       ========       ========       ========       ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $323,506       $275,378       $237,330       $140,833       $104,767
Ratio of operating expenses to
  average net assets  ...............       1.19%(c)       1.21%          1.25%          1.26%          1.20%(c)
Ratio of net investment income to
  average net assets  ...............       0.07%(c)       0.00%(g)       0.25%          0.44%          0.28%(c)
Portfolio turnover rate  ............         19%            34%            33%            54%            27%
Ratio of operating expenses to
  average net assets
  without waivers ...................       1.36%(c)       1.39%          1.50%          1.51%          1.58%(c)

----------------
(a) The Munder Multi-Season Growth Fund Class K Shares commenced operations on June 23, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Munder
    Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Per share numbers have been calculated using the average shares method.

(f) On June 23, 1995, the Munder Multi-Season Growth Fund acquired the assets and certain liabilities of the Ambassador Established Company Growth Fund.


                      See Notes to Financial Statements.


Munder Real Estate Equity Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                         K Shares
                                        -------------------------------------
                                        Period
                                        Ended          Year           Period
                                        12/31/98       Ended          Ended
                                        (Unaudited)    6/30/98(d)     6/30/97
                                        -----------    ----------     -------
Net asset value, beginning of
  period ............................   $ 14.94        $14.40         $12.07
                                        -------        ------         ------
Income from investment operations:
Net investment income  ..............      0.40          0.69           0.40
Net realized and unrealized
  gain/(loss) on investments  .......     (2.20)         0.61           2.38
                                        -------        ------         ------
Total from investment operations ....     (1.80)         1.30           2.78
                                        -------        ------         ------
Less distributions:
Dividends from net investment income      (0.42)        (0.62)         (0.41)
Distributions in excess of net
  investment income  ................      --            --            (0.01)
Distributions from net realized
  gains  ............................     (0.39)        (0.14)          --
Distributions from paid-in capital ..      --            --            (0.03)
                                        -------        ------         ------
Total distributions  ................     (0.81)        (0.76)         (0.45)
                                        -------        ------         ------
Net asset value, end of period  .....   $ 12.33        $14.94         $14.40
                                        =======        ======         ======
Total return (b)  ...................    (12.01)%        8.92%         23.11%
                                        =======        ======         ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $ 1,925        $2,145         $1,481
Ratio of operating expenses to
  average net assets  ...............      1.24%(c)      1.28%          1.35%(c)
Ratio of net investment income to
  average net assets  ...............      6.07%(c)      4.15%          3.80%(c)
Portfolio turnover rate  ............         5%           15%            15%
Ratio of operating expenses to
  average net assets
  without waivers ...................      1.24%(c)      1.28%          1.38%(c)

----------------
(a) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.


Munder Small-Cap Value Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                         K Shares
                                        ----------------------------------------
                                        Period
                                        Ended          Year           Period
                                        12/31/98(d)    Ended          Ended
                                        (Unaudited)    6/30/98(d)     6/30/97(d)
                                        -----------    ----------     ----------
Net asset value, beginning of
  period ............................   $ 14.25        $ 12.04        $ 10.08
                                        -------        -------        -------
Income from investment operations:
Net investment income  ..............      0.04           0.08           0.09
Net realized and unrealized
  gain/(loss) on investments  .......     (1.47)          2.83           1.91
                                        -------        -------        -------
Total from investment operations  ...     (1.43)          2.91           2.00
                                        -------        -------        -------
Less distributions:
Dividends from net investment
  income ............................     (0.05)         (0.06)         (0.04)
Distributions from net realized
  capital gains  ....................     (0.27)         (0.64)          --
                                        -------        -------        -------
Total distributions  ................     (0.32)         (0.70)         (0.04)
                                        -------        -------        -------
Net asset value, end of period  .....   $ 12.50        $ 14.25        $ 12.04
                                        =======        =======        =======
Total return (b)  ...................     (9.81)%        24.53%         19.85%
                                        =======        =======        =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $65,183        $84,699        $50,769
Ratio of operating expenses to
  average net assets  ...............      1.22%(c)       1.27%          1.38%(c)
Ratio of net investment income to
  average net assets  ...............      0.68%(c)       0.56%          1.93%(c)
Portfolio turnover rate  ............        32%            53%            73%
Ratio of operating expenses to
  average net assets
  without waivers ...................      1.22%(c)       1.27%          1.51%(c)

----------------
(a) The Munder Small-Cap Value Fund Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.


Munder Small Company Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                K Shares
                                        -------------------------------------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Year           Period         Year
                                        12/31/98(f)    Ended          Ended          Ended          Ended          Ended
                                        (Unaudited)    6/30/98(f)     6/30/97(f)     6/30/96(f)     6/30/95(d)     2/28/95(e)
                                        -----------    ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of
  period ............................   $  19.96       $  21.62       $  21.08       $  15.28       $ 13.89        $ 14.37
                                        --------       --------       --------       --------       -------        -------
Income from investment operations:
Net investment loss  ................      (0.02)         (0.13)         (0.12)         (0.12)        (0.02)         (0.04)
Net realized and unrealized
  gain/(loss) on investments  .......      (1.26)          2.58           3.65           7.16          1.41          (0.42)
                                        --------       --------       --------       --------       -------        -------
Total from investment operations  ...      (1.28)          2.45           3.53           7.04          1.39          (0.46)
                                        --------       --------       --------       --------       -------        -------
Less distributions:
Distributions from net realized
  gains  ............................      (1.21)         (4.11)         (2.99)         (1.24)         --            (0.02)
                                        --------       --------       --------       --------       -------        -------
Total distributions  ................      (1.21)         (4.11)         (2.99)         (1.24)         --            (0.02)
                                        --------       --------       --------       --------       -------        -------
Net asset value, end of period  .....   $  17.47       $  19.96       $  21.62       $  21.08       $ 15.28        $ 13.89
                                        ========       ========       ========       ========       =======        =======
Total return (b)  ...................      (5.80)%        12.36%         18.93%         48.28%        10.01%         (3.21)%
                                        ========       ========       ========       ========       =======        =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $140,477       $159,837       $152,766       $111,669       $52,077        $45,080
Ratio of operating expenses to
  average net assets  ...............       1.21%(c)       1.20%          1.22%          1.21%         1.21%(c)       1.23%
Ratio of net investment loss to
  average net assets  ...............      (0.20)%(c)     (0.57)%        (0.62)%        (0.66)%       (0.41)%(c)     (0.40)%
Portfolio turnover rate  ............         58%           123%            98%            98%           39%            45%
Ratio of operating expenses to
  average net assets
  without waivers ...................       1.21%(c)       1.20%          1.22%          1.28%         1.46%(c)       1.48%

----------------
(a) The Munder Small Company Growth Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.


Munder Value Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                               K Shares
                                        ------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Period
                                        12/31/98(d)    Ended          Ended          Ended
                                        (Unaudited)    6/30/98(d)     6/30/97(d)     6/30/96(d)
                                        -----------    ----------     ----------     ----------
Net asset value, beginning of
  period ............................   $ 16.21        $ 13.98        $11.57         $10.83
                                        -------        -------        ------         ------
Income from investment operations:
Net investment income  ..............      0.04           0.09          0.08           0.05
Net realized and unrealized gain on
  investments  ......................     (1.25)          3.38          3.64           0.74
                                        -------        -------        ------         ------
Total from investment operations  ...     (1.21)          3.47          3.72           0.79
                                        -------        -------        ------         ------
Less distributions:
Dividends from net investment
  income ............................     (0.02)         (0.09)        (0.09)         (0.05)
Distributions from net realized
  gains  ............................     (0.55)         (1.15)        (1.22)          0.00
                                        -------        -------        ------         ------
Total distributions  ................     (0.57)         (1.24)        (1.31)         (0.05)
                                        -------        -------        ------         ------
Net asset value, end of period  .....   $ 14.43        $ 16.21        $13.98         $11.57
                                        =======        =======        ======         ======
Total return (b)  ...................     (7.24)%        25.84%        34.37%          7.33%
                                        =======        =======        ======         ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $10,723        $14,754        $7,940         $1,018
Ratio of operating expenses to
  average net assets  ...............      1.21%(c)       1.24%         1.27%          1.20%(c)
Ratio of net investment income to
  average net assets  ...............      0.56%(c)       0.61%         0.70%          0.64%(c)
Portfolio turnover rate  ............        75%            92%          139%           223%
Ratio of operating expenses to
  average net assets
  without waivers  ..................      1.21%(c)       1.24%         1.31%          1.30%(c)

----------------
(a) The Munder Value Fund Class K Shares commenced operations on November 30, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.


Munder Framlington Emerging Markets Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
                                                         K Shares
                                        ----------------------------------------
                                        Period
                                        Ended          Year           Period
                                        12/31/98(d)    Ended          Ended
                                        (Unaudited)    6/30/98(d)     6/30/97(d)
                                        -----------    ----------     ----------
Net asset value, beginning of
  period ............................   $  8.99        $ 12.92        $10.06
                                        -------        -------        ------
Income from investment operations:
Net investment income  ..............      0.01           0.10          0.05
Net realized and unrealized
  gain/(loss) on investments  .......     (1.09)         (3.72)         2.84
                                        -------        -------        ------
Total from investment operations  ...     (1.08)         (3.62)         2.89
                                        -------        -------        ------
 Less distributions:
Dividends from net investment
  income ............................      --            (0.04)        (0.03)
Distributions from net realized
  gains  ............................      --            (0.05)         --
Distributions in excess of net
  realized gains  ...................      --            (0.22)         --
                                        -------        -------        ------
Total distributions  ................      --            (0.31)        (0.03)
                                        -------        -------        ------
Net asset value, end of period  .....   $  7.91        $  8.99        $12.92
                                        =======        =======        ======
Total return (b)  ...................    (11.79)%       (28.34)%       28.69%
                                        =======        =======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $20,755        $31,790        $4,419
Ratio of operating expenses to
  average net assets  ...............      1.82%(c)       1.89%         1.79%(c)
Ratio of net investment income to
  average net assets  ...............      0.36%(c)       0.93%         1.14%(c)
Portfolio turnover rate  ............        81%            94%           46%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ..............      2.08%(c)       2.14%         5.43%(c)

----------------
(a) The Munder Framlington Emerging Markets Fund Class K Shares commened operations on January 10, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.


Munder Framlington Healthcare Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                         K Shares
                                        -------------------------------------
                                        Period
                                        Ended          Year           Period
                                        12/31/98(d)    Ended          Ended
                                        (Unaudited)    6/30/98(d)     6/30/97
                                        -----------    ----------     -------
Net asset value, beginning of
  period ............................   $11.80         $10.89         $ 9.45
                                        ------         ------         ------
Income from investment operations:
Net investment loss  ................    (0.06)         (0.14)         (0.02)
Net realized and unrealized
  gain/(loss) on investments  .......    (0.00)(e)       1.05           1.46
                                        ------         ------         ------
Total from investment operations  ...    (0.06)          0.91           1.44
                                        ------         ------         ------
Less distributions:
Distributions from net realized
  gains  ............................    (0.10)          --             --
                                        ------         ------         ------
Total distributions  ................    (0.10)          --             --
                                        ------         ------         ------
Net asset value, end of period  .....   $11.64         $11.80         $10.89
                                        ======         ======         ======
Total return (b)  ...................    (0.53)%         8.45%         15.24%
                                        ======         ======         ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $  167         $  163         $  119
Ratio of operating expenses to
  average net assets  ...............     1.58%(c)       1.62%          1.55%(c)
Ratio of net investment loss to
  average net assets  ...............    (1.23)%(c)     (1.21)%        (0.95)%(c)
Portfolio turnover rate  ............       26%            47%            14%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ..............     1.84%(c)       2.40%          7.33%(c)

----------------
(a) The Munder Framlington Healthcare Fund Class K Shares commenced operations on April 1, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                      See Notes to Financial Statements.


Munder Framlington International Growth Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                         K Shares
                                        ----------------------------------------
                                        Period
                                        Ended          Year           Period
                                        12/31/98(d)    Ended          Ended
                                        (Unaudited)    6/30/98(d)     6/30/97(d)
                                        -----------    ----------     ----------
Net asset value, beginning of
  period ............................   $11.92         $11.35         $ 9.87
                                        ------         ------         ------
Income from investment operations:
Net investment income/(loss)  .......    (0.04)          0.02           0.05
Net realized and unrealized
  gain/(loss) on investments  .......    (0.17)          0.61           1.43
                                        ------         ------         ------
Total from investment operations  ...    (0.21)          0.63           1.48
                                        ------         ------         ------
Less distributions:
Dividends from net investment
  income ............................     --            (0.02)          --
Distributions from net realized
  gains  ............................    (0.01)         (0.03)          --
Distributions in excess of net
  realized gains  ...................     --            (0.01)          --
                                        ------         ------         ------
Total distributions  ................    (0.01)         (0.06)          --
                                        ------         ------         ------
Net asset value, end of period  .....   $11.70         $11.92         $11.35
                                        ======         ======         ======
Total return (b)  ...................    (1.79)%         5.60%         14.99%
                                        ======         ======         ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $1,633         $2,271         $1,089
Ratio of operating expenses to
  average net assets  ...............     1.58%(c)       1.62%          1.55% (c)
Ratio of net investment
  income/(loss) to average net
  assets  ...........................    (0.70)%(c)      0.21%          1.01% (c)
Portfolio turnover rate  ............       31%            38%            15%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ..............     1.74%(c)       1.82%          2.56% (c)

----------------
(a) The Munder Framlington International Growth Class K Shares commened operations on January 10, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.


Munder Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                K Shares
                                        --------------------------------------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Year           Period         Year
                                        12/31/98(d)    Ended          Ended          Ended          Ended          Ended
                                        (Unaudited)    6/30/98(d)     6/30/97        6/30/96        6/30/95(e)     2/28/95(d,f)
                                        -----------    ----------     -------        -------        ----------     ------------
Net asset value, beginning of
  period ............................   $  9.99        $  9.57        $  9.53        $  9.69        $  9.31        $  9.91
                                        -------        -------        -------        -------        -------        -------
Income from investment operations:
Net investment income  ..............      0.29           0.59           0.61           0.61           0.21           0.62
Net realized and unrealized
  gain/(loss) on investments  .......      0.14           0.40           0.01          (0.19)          0.37          (0.64)
                                        -------        -------        -------        -------        -------        -------
Total from investment operations  ...      0.43           0.99           0.62           0.42           0.58          (0.02)
                                        -------        -------        -------        -------        -------        -------
Less distributions:
Dividends from net investment
  income ............................     (0.29)         (0.57)         (0.58)         (0.58)         (0.20)         (0.58)
                                        -------        -------        -------        -------        -------        -------
Total distributions  ................     (0.29)         (0.57)         (0.58)         (0.58)         (0.20)         (0.58)
                                        -------        -------        -------        -------        -------        -------
Net asset value, end of period  .....   $ 10.13        $  9.99        $  9.57        $  9.53        $  9.69        $  9.31
                                        =======        =======        =======        =======        =======        =======
Total return (b)  ...................      4.37%         10.57%          6.72%          4.35%          6.28%          0.44%
                                        =======        =======        =======        =======        =======        =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $47,403        $43,281        $34,999        $32,211        $36,718        $33,842
Ratio of operating expenses to
  average net assets  ...............      0.95%(c)       0.96%          0.96%          0.95%          0.95%(c)       0.92%
Ratio of net investment income to
  average net assets  ...............      5.80%(c)       5.93%          6.34%          6.26%          6.47%(c)       6.57%
Portfolio turnover rate  ............        48%           222%           279%           507%            99%           165%
Ratio of operating expenses to
  average net assets
  without waivers ...................      0.95%(c)       0.96%          0.96%          1.04%          1.19%(c)       1.16%

----------------
(a) The Munder Bond Fund Class K Shares commenced operations on November 23,
    1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                      See Notes to Financial Statements.


Munder Intermediate Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                K Shares
                                        -------------------------------------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Year           Period         Year
                                        12/31/98(f)    Ended          Ended          Ended          Ended          Ended
                                        (Unaudited)    6/30/98(f)     6/30/97(f)     6/30/96        6/30/95(d)     2/28/95(e)
                                        -----------    ----------     ----------     -------        ----------     ----------
Net asset value, beginning of
  period ............................   $   9.50       $   9.33       $   9.31       $   9.51       $   9.27       $   9.91
                                        --------       --------       --------       --------       --------       --------
Income from investment operations:
Net investment income  ..............       0.26           0.55           0.55           0.58           0.22           0.56
Net realized and unrealized
  gain/(loss) on investments  .......       0.08           0.15           0.02          (0.20)          0.24          (0.57)
                                        --------       --------       --------       --------       --------       --------
Total from investment operations  ...       0.34           0.70           0.57           0.38           0.46          (0.01)
                                        --------       --------       --------       --------       --------       --------
Less distributions:
Dividends from net investment
  income ............................      (0.27)         (0.53)         (0.55)         (0.58)         (0.22)         (0.62)
Distributions from net realized
  gains  ............................      --             --             --             --             --             (0.01)
                                        --------       --------       --------       --------       --------       --------
Total distributions  ................      (0.27)         (0.53)         (0.55)         (0.58)         (0.22)         (0.63)
                                        --------       --------       --------       --------       --------       --------
Net asset value, end of period  .....   $   9.57       $   9.50       $   9.33       $   9.31       $   9.51       $   9.27
                                        ========       ========       ========       ========       ========       ========
Total return (b)  ...................       3.65%          7.73%          6.34%          4.04%          5.04%          0.54%
                                        ========       ========       ========       ========       ========       ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $351,595       $355,840       $325,331       $370,493       $300,596       $285,493
Ratio of operating expenses to
  average net assets  ...............       0.94%(c)       0.93%          0.93%          0.94%          0.95%(c)       0.93%
Ratio of net investment income to
  average net assets  ...............       5.41%(c)       5.77%          5.91%          6.08%          7.12%(c)       6.71%
Portfolio turnover rate  ............         44%           194%           325%           494%            84%            80%
Ratio of operating expenses to
  average net assets
  without waivers ...................       0.94%(c)       0.93%          0.93%          1.02%          1.19%(c)       1.18%

----------------
(a) The Munder Intermediate Bond Fund Class K Shares commenced operations on November 20, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.


Munder International Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                         K Shares
                                        -------------------------------------
                                        Period
                                        Ended          Year           Period
                                        12/31/98(d)    Ended          Ended
                                        (Unaudited)    6/30/98        6/30/97
                                        -----------    -------        -------
Net asset value, beginning of
  period ............................   $ 9.67         $ 9.83         $9.54
                                        ------         ------         -----
Income from investment operations:
Net investment income  ..............     0.17           0.19          0.09
Net realized and unrealized
  gain/(loss) on investments  .......     1.21          (0.11)         0.20
                                        ------         ------         -----
Total from investment operations  ...     1.38           0.08          0.29
                                        ------         ------         -----
Less distributions:
Dividends from net investment
  income ............................    (0.16)         (0.22)          --
Distributions from net realized
  gains  ............................    (0.15)         (0.02)          --
                                        ------         ------         -----
Total distributions  ................    (0.31)         (0.24)         0.00
                                        ------         ------         -----
Net asset value, end of period  .....   $10.74         $ 9.67         $9.83
                                        ======         ======         =====
Total return (b)  ...................    14.26%          0.80%         3.04%
                                        ======         ======         =====
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $   72         $   77         $ 103
Ratio of operating expenses to
  average net assets  ...............     1.08%(c)       1.11%         1.14%(c)
Ratio of net investment income to
  average net assets  ...............     3.20%(c)       3.53%         3.61%(c)
Portfolio turnover rate  ............       30%            81%           75%
Ratio of operating expenses to
  average net assets
  without waivers ...................     1.08%(c)       1.11%         1.18%(c)

----------------
(a) The Munder International Bond Fund Class K Shares commenced operations on March 25, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.


Munder U.S. Government Income Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                K Shares
                                        -------------------------------------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Year           Period         Period
                                        12/31/98(f)    Ended          Ended          Ended          Ended          Ended
                                        (Unaudited)    6/30/98        6/30/97        6/30/96(f)     6/30/95(d)     2/28/95(e)
                                        -----------    -------        -------        ----------     ----------     ----------
Net asset value, beginning of
  period ............................   $  10.38       $  10.09       $   9.98       $  10.30       $   9.89       $  10.00
                                        --------       --------       --------       --------       --------       --------
Income from investment operations:
Net investment income  ..............       0.30           0.60           0.65           0.71           0.23           0.47
Net realized and unrealized
  gain/(loss) on investments  .......       0.04           0.36           0.07          (0.27)          0.41          (0.12)
                                        --------       --------       --------       --------       --------       --------
Total from investment operations  ...       0.34           0.96           0.72           0.44           0.64           0.35
                                        --------       --------       --------       --------       --------       --------
Less distributions:
Dividends from net investment
  income ............................      (0.29)         (0.61)         (0.61)         (0.68)         (0.23)         (0.46)
Distributions from net realized
  gains  ............................      (0.02)         (0.06)         (0.00)(g)      (0.08)         --             --
                                        --------       --------       --------       --------       --------       --------
Total distributions  ................      (0.31)         (0.67)         (0.61)         (0.76)         (0.23)         (0.46)
                                        --------       --------       --------       --------       --------       --------
Net asset value, end of period  .....   $  10.41       $  10.38       $  10.09       $   9.98       $  10.30       $   9.89
                                        ========       ========       ========       ========       ========       ========
Total return (b)  ...................       3.33%          9.70%          7.49%          4.32%          6.55%          3.68%
                                        ========       ========       ========       ========       ========       ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $218,868       $219,724       $197,479       $158,948       $174,674       $165,298
Ratio of operating expenses to
  average net assets  ...............       0.94%(c)       0.94%          0.96%          0.97%          0.97%(c)       0.95%(c)
Ratio of net investment income to
  average net assets  ...............       5.70%(c)       6.00%          6.51%          6.92%          6.96%(c)       7.02%(c)
Portfolio turnover rate  ............         13%            85%           130%           133%            42%           143%
Ratio of operating expenses to
  average net assets
  without waivers ...................       0.94%(c)       0.94%          0.96%          1.04%          1.21%(c)       1.19%(c)

----------------
(a) The Munder U.S. Government Income Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.

                      See Notes to Financial Statements.


Munder Michigan Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                K Shares
                                        ---------------------------------------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Year           Period         Year
                                        12/31/98       Ended          Ended          Ended          Ended          Ended
                                        (Unaudited)    6/30/98        6/30/97(d)     6/30/96(d)     6/30/95(d,e)   2/28/95(d,f)
                                        -----------    -------        ----------     ----------     ------------   ------------
Net asset value, beginning of
  period ............................   $ 10.06        $  9.64        $9.34          $  9.34        $  9.24        $  9.73
                                        -------        -------        -----          -------        -------        -------
Income from investment operations:
Net investment income  ..............      0.20           0.42         0.43             0.48           0.16           0.44
Net realized and unrealized
  gain/(loss) on investments  .......      0.13           0.44         0.30            (0.00)(g)       0.10          (0.50)
                                        -------        -------        -----          -------        -------        -------
Total from investment operations  ...      0.33           0.86         0.73             0.48           0.26          (0.06)
                                        -------        -------        -----          -------        -------        -------
Less distributions:
Dividends from net investment
  income ............................     (0.20)         (0.42)        (0.43)          (0.48)         (0.16)         (0.43)
Distributions from net realized
  gains  ............................     (0.16)         (0.02)        (0.00)(g)          --             --             --
                                        -------        -------        -----          -------        -------        -------
Total distributions  ................     (0.36)         (0.44)        (0.43)          (0.48)         (0.16)         (0.43)
                                        -------        -------        -----          -------        -------        -------
Net asset value, end of period  .....   $ 10.03        $ 10.06         $9.64         $  9.34        $  9.34        $  9.24
                                        =======        =======         =====         =======        =======        =======
Total return (b)  ...................      3.28%          9.02%         8.00%           5.14%          2.84%         (0.16)%
                                        =======        =======          =====        =======        =======        =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $66,916        $57,574         $43,316       $29,476        $25,549        $27,731
Ratio of operating expenses to
  average net assets  ...............      0.98%(c)       0.98%           0.88%         0.51%          0.52%(c)       0.56%
Ratio of net investment income to
  average net assets  ...............      3.89%(c)       4.29%           4.57%         5.01%          5.06%(c)       4.81%
Portfolio turnover rate  ............        22%            34%             19%           31%             8%            53%
Ratio of operating expenses to
  average net assets
  without waivers ...................      0.98%(c)       0.98%           1.02 %        1.09%          1.26%(c)       1.30%

----------------
(a) The Munder Michigan Tax-Free Bond Fund Class K Shares commenced operations on January 3, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Amount represents less than $0.01 per share.

                      See Notes to Financial Statements.


Munder Tax-Free Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                K Shares
                                        -------------------------------------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Year           Period         Period
                                        12/31/98       Ended          Ended          Ended          Ended          Ended
                                        (Unaudited)    6/30/98        6/30/97(f)     6/30/96(f)     6/30/95(d,f)   2/28/95(e)
                                        -----------    -------        ----------     ----------     ------------   ----------
Net asset value, beginning of
  period ............................   $  10.74       $  10.52       $  10.35       $  10.30       $  10.14       $  10.00
                                        --------       --------       --------       --------       --------       --------
Income from investment operations:
Net investment income  ..............       0.22           0.49           0.47           0.46           0.15           0.31
Net realized and unrealized gain on
  investments  ......................       0.15           0.38           0.25           0.07           0.16           0.14
                                        --------       --------       --------       --------       --------       --------
Total from investment operations  ...       0.37           0.87           0.72           0.53           0.31           0.45
                                        --------       --------       --------       --------       --------       --------
Less distributions:
Dividends from net investment
  income ............................      (0.22)         (0.49)         (0.47)         (0.47)         (0.15)         (0.31)
Distributions from net realized
  gains  ............................      (0.39)         (0.16)         (0.08)         (0.01)         --             --
                                        --------       --------       --------       --------       --------       --------
Total distributions  ................      (0.61)         (0.65)         (0.55)         (0.48)         (0.15)         (0.31)
                                        --------       --------       --------       --------       --------       --------
Net asset value, end of period  .....   $  10.50       $  10.74       $  10.52       $  10.35       $  10.30       $  10.14
                                        ========       ========       ========       ========       ========       ========
Total return (b)  ...................       3.49%          8.43%          7.13%          5.12%          3.09%          4.64%
                                        ========       ========       ========       ========       ========       ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $183,842       $194,077       $190,243       $196,645       $232,040       $251,636
Ratio of operating expenses to
  average net assets  ...............       0.96%(c)       0.93%          0.95%          0.98%          1.02%(c)       0.93%(c)
Ratio of net investment income to
  average net assets  ...............       3.95%(c)       4.60%          4.52%          4.42%          4.38%(c)       4.69%(c)
Portfolio turnover rate  ............         27%            61%            45%            15%            12%            50%
Ratio of operating expenses to
  average net assets
  without waivers ...................       0.96%(c)       0.93%          0.95%          1.06%          1.26%(c)       1.17%(c)

----------------
(a) The Munder Tax-Free Bond Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.


Munder Tax-Free Intermediate Bond Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                K Shares
                                        -------------------------------------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Year           Period         Year
                                        12/31/98       Ended          Ended          Ended          Ended          Ended
                                        (Unaudited)    6/30/98        6/30/97(f)     6/30/96(f)     6/30/95(d)     2/28/95(e)
                                        -----------    -------        ----------     ----------     ----------     ----------
Net asset value, beginning of
  period ............................   $  10.46       $  10.41       $  10.34       $  10.37       $  10.17       $  10.44
                                        --------       --------       --------       --------       --------       --------
Income from investment operations:
Net investment income  ..............       0.19           0.43           0.41           0.41           0.14           0.38
Net realized and unrealized
  gain/(loss) on investments  .......       0.12           0.13           0.10          (0.03)          0.20          (0.21)
                                        --------       --------       --------       --------       --------       --------
Total from investment operations  ...       0.31           0.56           0.51           0.38           0.34           0.17
                                        --------       --------       --------       --------       --------       --------
Less distributions:
Dividends from net investment
  income ............................      (0.19)         (0.42)         (0.41)         (0.41)         (0.14)         (0.42)
Distributions from net realized
  gains  ............................      (0.10)         (0.09)         (0.03)         --             --             (0.02)
                                        --------       --------       --------       --------       --------       --------
Total distributions  ................      (0.29)         (0.51)         (0.44)         (0.41)         (0.14)         (0.44)
                                        --------       --------       --------       --------       --------       --------
Net asset value, end of period  .....   $  10.48       $  10.46       $  10.41       $  10.34       $  10.37       $  10.17
                                        ========       ========       ========       ========       ========       ========
Total return (b)  ...................       2.99%          5.44%          5.04%          3.69%          3.35%          2.05%
                                        ========       ========       ========       ========       ========       ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $283,523       $295,601       $283,641       $333,768       $333,067       $345,658
Ratio of operating expenses to
  average net assets  ...............       0.94%(c)       0.94%          0.93%          0.96%          0.98%(c)       0.95%
Ratio of net investment income to
  average net assets  ...............       3.64%(c)       4.07%          3.96%          3.91%          4.01%(c)       4.19%
Portfolio turnover rate  ............         16%            27%            31%            20%             5%            52%
Ratio of operating expenses to
  average net assets
  without waivers ...................       0.94%(c)       0.94%          0.93%          1.04%          1.22%(c)       1.19%

----------------
(a) The Munder Tax-Free Intermediate Bond Fund Class K Shares commenced operations on February 9, 1987.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.


Munder Cash Investment Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                K Shares
                                        -------------------------------------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Year           Period         Year
                                        12/31/98       Ended          Ended          Ended          Ended          Ended
                                        (Unaudited)    6/30/98        6/30/97        6/30/96        6/30/95(d)     2/28/95(e)
                                        -----------    -------        -------        -------        ----------     ----------
Net asset value, beginning of
  period ............................   $   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                        --------       --------       --------       --------       --------       --------
Income from investment operations:
Net investment income  ..............      0.024          0.050          0.048          0.050          0.018          0.040
                                        --------       --------       --------       --------       --------       --------
Total from investment operations  ...      0.024          0.050          0.048          0.050          0.018          0.040
                                        --------       --------       --------       --------       --------       --------
Less distributions:
Dividends from net investment
  income ............................     (0.024)        (0.050)        (0.048)        (0.050)        (0.018)        (0.040)
                                        --------       --------       --------       --------       --------       --------
Total distributions  ................     (0.024)        (0.050)        (0.048)        (0.050)        (0.018)        (0.040)
                                        --------       --------       --------       --------       --------       --------
Net asset value, end of period  .....   $   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                        ========       ========       ========       ========       ========       ========
Total return (b)  ...................       2.46%          5.14%          4.90%          5.10%          1.81%          4.08%
                                        ========       ========       ========       ========       ========       ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $905,309       $672,842       $599,858       $547,523       $558,628       $559,212
Ratio of operating expenses to
  average net assets  ...............       0.68%(c)       0.66%          0.70%          0.68%          0.67%(c)       0.70%
Ratio of net investment income to
  average net assets  ...............       4.82%(c)       5.02%          4.81%          4.98%          5.49%(c)       4.12%
Ratio of operating expenses to
  average net assets
  without waivers ...................       0.68%(c)       0.66%          0.70%          0.68%          0.69%(c)       0.73%

----------------
(a) The Munder Cash Investment Fund Class K Shares commenced on November 23,
    1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                      See Notes to Financial Statements.


Munder Tax-Free Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                K Shares
                                        -------------------------------------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Year           Period         Year
                                        12/31/98       Ended          Ended          Ended          Ended          Ended
                                        (Unaudited)    6/30/98        6/30/97        6/30/96        6/30/95(d)     2/28/95(e)
                                        -----------    -------        -------        -------        ----------     ----------
Net asset value, beginning of
  period ............................   $   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                        --------       --------       --------       --------       --------       --------
Income from investment operations:
Net investment income  ..............      0.014          0.029          0.028          0.030          0.011          0.024
                                        --------       --------       --------       --------       --------       --------
Total from investment operations  ...      0.014          0.029          0.028          0.030          0.011          0.024
                                        --------       --------       --------       --------       --------       --------
Less distributions:
Dividends from net investment
  income ............................     (0.014)        (0.029)        (0.028)        (0.030)        (0.011)        (0.024)
                                        --------       --------       --------       --------       --------       --------
Total distributions  ................     (0.014)        (0.029)        (0.028)        (0.030)        (0.011)        (0.024)
                                        --------       --------       --------       --------       --------       --------
Net asset value, end of period  .....   $   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                        ========       ========       ========       ========       ========       ========
Total return (b)  ...................       1.37%          2.98%          2.90%          3.00%          1.12%          2.44%
                                        ========       ========       ========       ========       ========       ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $277,785       $205,600       $226,782       $192,591       $195,730       $195,926
Ratio of operating expenses to
  average net assets  ...............       0.69%(c)       0.69%          0.68%          0.68%          0.69%(c)       0.70%
Ratio of net investment income to
  average net assets  ...............       2.72%(c)       2.93%          2.86%          2.99%          3.36%(c)       2.39%
Ratio of operating expenses to
  average net assets
  without waivers ...................       0.69%(c)       0.69%          0.68%          0.70%          0.74%(c)       0.75%

----------------
(a) The Munder Tax-Free Money Market Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                      See Notes to Financial Statements.


Munder U.S. Treasury Money Market Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
                                                                                K Shares
                                        -------------------------------------------------------------------------------------
                                        Period
                                        Ended          Year           Year           Year           Period         Year
                                        12/31/98       Ended          Ended          Ended          Ended          Ended
                                        (Unaudited)    6/30/98        6/30/97        6/30/96        6/30/95(d)     2/28/95(e)
                                        -----------    -------        -------        -------        ----------     ----------
Net asset value, beginning of
  period ............................  $  1.00        $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                       -------        -------        -------        -------        -------        -------
Income from investment operations:
Net investment income  ..............    0.023          0.048          0.047          0.048          0.017          0.037
                                       -------        -------        -------        -------        -------        -------
Total from investment operations  ...    0.023          0.048          0.047          0.048          0.017          0.037
                                       -------        -------        -------        -------        -------        -------
Less distributions:
Dividends from net investment
  income ............................    (0.023)        (0.048)        (0.047)        (0.048)        (0.017)        (0.037)
                                        -------        -------        -------        -------        -------        -------
Total distributions  ................    (0.023)        (0.048)        (0.047)        (0.048)        (0.017)        (0.037)
                                        -------        -------        -------        -------        -------        -------
Net asset value, end of period  .....   $  1.00        $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                        =======        =======        =======        =======        =======        =======
Total return (b)  ...................      2.28%          4.87%          4.73%          4.89%          1.76%          3.83%
                                        =======        =======        =======        =======        =======        =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)    $73,154        $41,247        $41,877        $62,133        $74,210        $75,197
Ratio of operating expenses to
  average net assets  ...............      0.71%(c)       0.72%          0.69%          0.69%          0.70%(c)       0.70%
Ratio of net investment income to
  average net assets  ...............      4.44%(c)       4.77%          4.64%          4.74%          5.23%(c)       3.73%
Ratio of operating expenses to
  average net assets
  without waivers ...................      0.71%(c)       0.72%          0.69%          0.71%          0.75%(c)       0.75%

----------------
(a) The Munder U. S. Treasury Money Market Fund Class K Shares commenced operations on November 25, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                      See Notes to Financial Statements.


                       [This Page Left Intentionally]

The Munder Funds
Notes To Financial Statements, December 31, 1998

1. Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act as an open-end investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act as an open-end investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 32 portfolios currently in operation. Information presented in these financial statements pertains to the following funds only (each a "Fund" collectively, the "Munder Funds") as follows:

          MFI:
          Equity Funds
          Munder Micro-Cap Equity Fund
          Munder Multi-Season Growth Fund
          Munder Real Estate Equity Investment Fund
          Munder Small-Cap Value Fund
          Munder Value Fund

          Income Funds
          Munder International Bond Fund

          Money Market Fund
          Munder Money Market Fund

          MFT:
          Equity Funds
          Munder Balanced Fund
          Munder Growth & Income Fund
          Munder Index 500 Fund
          Munder International Equity Fund
          Munder Small Company Growth Fund

          Income Funds
          Munder Bond Fund
          Munder Intermediate Bond Fund
          Munder U.S. Government Income Fund
          Munder Michigan Tax-Free Bond Fund
          (formerly Munder Michigan Triple Tax-Free Bond Fund)
          Munder Tax-Free Bond Fund
          Munder Tax-Free Intermediate Bond Fund

          Money Market Funds
          Munder Cash Investment Fund
          Munder Tax-Free Money Market Fund
          Munder U.S. Treasury Money Market Fund

          Framlington:
          Equity Funds
          Munder Framlington Emerging Markets Fund
          Munder Framlington Healthcare Fund
          Munder Framlington International Growth Fund


      The Equity Funds (with the exception of the Munder Index 500 Fund) and the Income Funds (with the exception the Munder Tax-Free Intermediate Bond
Fund) offer five classes of shares -- Class A, Class B, Class C, Class

K and Class Y Shares. The Munder Index 500 Fund and the Munder Tax-Free Intermediate Bond Fund offers four classes of shares -- Class A, Class B, Class K and Class Y Shares. The Money Market Funds of MFT offer three classes of shares -- Class A, Class K and Class Y Shares. Munder Money Market Fund offers four classes of shares -- Class A, Class B, Class C and Class Y Shares. The Financial Highlights of Class A, Class B, Class C and Class Y Shares are presented in separate annual reports. Each Fund is classified as a diversified management investment company under the 1940 Act, other than the Munder Tax-Free Intermediate Bond Fund, Munder Michigan Tax-Free Bond Fund and Munder International Bond Fund which are each classified as non-diversified.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Munder Funds in the preparation of their financial statements:

      Security Valuation: With respect to the Equity and Income Funds, securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by Munder Capital Management (the "Advisor"), under the supervision of the Boards of Trustees and Directors. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Debt securities held by the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

      Forward Foreign Currency Contracts: Each Equity Fund and the Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may engage in forward foreign currency contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. These funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage a Fund's currency exposure. Forward foreign currency contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency: The books and records of Munder International Equity Fund, Munder International Bond Fund, Munder Framlington Emerging Markets Fund and Munder Framlington International Growth Fund are maintained in United States dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

      Futures Contracts: Each Equity Fund and the Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      Options: Each Equity Fund and the Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may write put or call options on securities they own or have the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

      When a Fund purchases an option, the premium paid by the Fund is recorded as an asset. When a Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will recognize a gain if the premium received by the Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the net premium received for the option. When the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund.

      Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period during which the Fund seeks to assert its rights. The Advisor, acting under the supervision of the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      Loans of Portfolio Securities: Each of the Munder Funds may lend portfolio securities, up to 25% (33-1/3% for Munder Money Market Fund) of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Funds will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund directly attributable to a class of shares are charged to that class' operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually by the Equity Funds (excluding Munder Balanced Fund, Munder Growth & Income Fund, Munder Index 500 Fund and Munder Small Company Growth Fund for which dividends are declared and paid quarterly and the Munder Real Estate Equity Investment Fund for which dividends are declared and paid monthly); declared and paid monthly by the Income Funds (excluding the Munder International Bond Fund for which dividends are declared and paid quarterly); and declared daily and paid monthly by the Money Market Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

      Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. Investment Advisor, Sub-Advisor, Custodian and Other Related Party
   Transactions

      For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                     Fees on Assets
                                  Fees on Assets         Between        Fees on Assets
                                       up to            $250 and           Exceeding
                                   $250 Million       $500 Million       $500 Million
                                  --------------     --------------     --------------
Munder Index 500 Fund  .....         0.20%              0.12%              0.07%


                                  Fees on Assets     Fees on Assets
                                    up to $500       Exceeding $500
                                      Million            Million
                                  --------------     --------------
Munder Multi-Season Growth
  Fund  ......................         1.00%              0.75%

                                  Fees on Assets     Fees on Assets
                                    up to $250       Exceeding $250
                                      Million            Million
                                  --------------     --------------
Munder Framlington Healthcare
  Fund and Munder Framlington
  International Growth Fund ..         1.00%              0.75%


                                  Fees on Average
                                     Daily Net
                                      Assets
                                  ---------------
Munder Micro-Cap Equity  .....         1.00%
Munder Growth & Income Fund,
  Munder International Equity
  Fund, Munder Small-Cap
  Value Fund, and Munder
  Small Company Growth Fund ..         0.75%
Munder Real Estate Equity
  Investment Fund and Munder
  Value Fund  ................         0.74%
Munder Balanced Fund  ........         0.65%
The Income Funds  ............         0.50%
The Money Market Funds
  (excluding Munder Money
  Market Fund)  ..............         0.35%
Munder Money Market Fund  ....         0.40%
Munder Framlington Emerging
  Markets Fund  ..............         1.25%

      The Advisor voluntarily waived fees and reimbursed expenses for the period ended December 31, 1998 for the following Funds:

                                                                  Expenses
                  Fund                        Fees Waived        Reimbursed
                  ----                        -----------        ----------
Munder Index 500 Fund  .................       $227,285               --
Munder Micro-Cap Equity Fund  ..........          --               $33,881
Munder Multi-Season Growth Fund  .......        627,573               --
Munder Framlington Emerging Markets
  Fund  ................................          --                54,944
Munder Framlington Healthcare Fund  ....          --                25,808
Munder Framlington International Growth
  Fund  ................................          --                49,194

      Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to the Munder Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Munder Framlington International Growth Fund and the Munder Framlington Healthcare Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Framlington Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

      Effective July 2, 1998 Comerica Bank ("Comerica") acquired an additional interest in the Advisor whereby it now owns approximately 88% of the Advisor. Comerica is custodian and provides certain shareholder services to the Funds. Comerica does not receive compensation as custodian. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $328,584 for its shareholder services to the Munder Funds for the period ended December 31, 1998.

      Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The fee consists of a $30,000 annual retainer for services in such capacity plus $2,500 for each Board meeting attended, plus out-of-pocket expenses related to attendance at such meetings. No officer, director or employee of the Advisor, Sub-Advisor or Comerica received any compensation from MFI, MFT or Framlington.

3. Shareholder Distribution and Service Plans

      The Munder Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A, Class B and Class C Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations') who provide shareholder services for the Munder Funds. The Class B and Class C Plans also permit payments to be made by the Munder Funds to the Distributor for expenditures incurred by the Distributor in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Munder Funds). The Munder Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of the Munder Funds. Under the Class K Plans, the Munder Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers. For the period ended December 31, 1998, the effective rates, as a percentage of average daily net assets, under the Plans and Class K Plans are as follows:

                                                   Class A           Class B           Class C           Class K
                                                    Shares            Shares            Shares            Shares
                                                  12b-1 Fees        12b-1 Fees        12b-1 Fees       Service Fees
                                                  ----------        ----------        ----------       ------------
The Equity Funds (excluding the Munder
  Index 500 Fund)  .........................         0.25%             1.00%             1.00%             0.25%
Munder Index 500 Fund  .....................         0.10%             0.45%             N/A               0.25%
The Income Funds  ..........................         0.25%             1.00%             1.00%             0.25%
The Money Market Funds (excluding Munder
  Money Market Fund)  ......................         0.25%             N/A               N/A               0.15%
Munder Money Market Fund  ..................         0.25%             1.00%             1.00%             N/A

4. Securities Transactions

      For the period ended December 31, 1998, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                  Cost of      Proceeds from
                                                 Purchases         Sales
                                                 ---------     -------------
Munder Balanced Fund  ......................   $ 46,694,100    $ 47,124,118
Munder Growth & Income Fund  ...............     57,383,387      88,582,317
Munder Index 500 Fund  .....................     87,509,921      42,898,511
Munder International Equity Fund  ..........     24,376,022      29,515,336
Munder Micro-Cap Equity Fund  ..............     38,648,458      40,796,313
Munder Multi-Season Growth Fund  ...........    129,945,115     165,202,848
Munder Real Estate Equity Investment Fund ..     13,483,859       4,195,900
Munder Small-Cap Value Fund  ...............     41,526,645      52,256,492
Munder Small Company Growth Fund  ..........    198,625,791     198,417,752
Munder Value Fund  .........................    114,577,124     123,802,381
Munder Framlington Emerging Markets Fund  ..     28,246,745      29,434,319
Munder Framlington Healthcare Fund  ........      4,993,765       5,059,333
Munder Framlington International Growth
  Fund  ....................................     18,321,895      23,829,245
Munder Bond Fund  ..........................     74,812,743      74,960,489
Munder Intermediate Bond Fund  .............    143,712,192     162,397,698
Munder International Bond Fund  ............     15,774,234      15,019,449
Munder U.S. Government Income Fund  ........        --                6,368
Munder Michigan Tax-Free Bond Fund  ........     22,116,465      14,273,142
Munder Tax-Free Bond Fund  .................     53,111,771      68,278,770
Munder Tax-Free Intermediate Bond Fund  ....     49,853,366      62,243,368

      For the period ended December 31, 1998, purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                                                   Cost of       Proceeds from
                                                  Purchases          Sales
                                                  ---------     -------------
Munder Balanced Fund  ......................     $  1,859,256   $  9,903,586
Munder Bond Fund  ..........................       49,935,919     54,445,689
Munder Intermediate Bond Fund  .............      101,365,891    109,462,879
Munder U.S. Government Income Fund  ........       46,995,685     37,366,240

      At December 31, 1998, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                Tax Basis       Tax Basis
                                                Unrealized      Unrealized
                                               Appreciation    Depreciation
                                               ------------    ------------
Munder Balanced Fund  ......................   $ 11,140,224    $ 1,661,124
Munder Growth & Income Fund  ...............     61,576,735      1,535,024
Munder Index 500 Fund  .....................    337,935,978     16,925,012
Munder International Equity Fund  ..........     61,294,492     20,902,803
Munder Micro-Cap Equity Fund  ..............      7,481,516      3,490,047
Munder Multi-Season Growth Fund  ...........    267,830,866     15,280,312
Munder Real Estate Equity Investment Fund  .      2,737,736      9,887,624
Munder Small-Cap Value Fund  ...............     22,324,568     12,062,102
Munder Small Company Growth Fund  ..........     66,175,245     13,956,119
Munder Value Fund  .........................     21,154,419      6,649,515
Munder Framlington Emerging Markets Fund  ..      2,923,252     11,971,753
Munder Framlington Healthcare Fund  ........      3,919,100      3,554,408
Munder Framlington International Growth
  Fund  ....................................     11,028,318      4,199,917
Munder Bond Fund  ..........................      6,633,486      1,179,144
Munder Intermediate Bond Fund  .............      9,701,308      2,060,781
Munder International Bond Fund  ............      3,778,487        462,005
Munder U.S. Government Income Fund  ........     10,243,566      1,035,774
Munder Michigan Tax-Free Bond Fund  ........      2,380,549         49,985
Munder Tax-Free Bond Fund  .................      9,604,492        180,741
Munder Tax-Free Intermediate Bond Fund  ....      9,529,755         32,706

5. Geographic and Industry Concentration

      The Munder Tax-Free Intermediate Bond Fund and Munder Michigan Tax-Free Bond Fund primarily invest in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The two Funds are more susceptible to factors adversely affecting issuers of Michigan municipal securities than a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds.

      The Munder International Equity Fund and the Munder International Bond Fund primarily invest in foreign securities and the Munder Framlington International Growth Fund and Munder Framlington Emerging Markets Fund each intend to invest as least 65% of their total net assets in foreign securities. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

      The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

      The Munder Framlington Healthcare Fund primarily invests in securities of companies in healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation.

6. Organizational Costs

      Expenses incurred in connection with the organization of the Munder Funds, including the fees and expenses of registering and qualifying its shares for distribution under Federal securities regulations, are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

7. Reorganization

      On December 4, 1998, Munder Accelerating Growth Fund transferred its net assets to Munder Multi-Season Growth Fund in exchange for Munder Multi-Season Growth Fund shares having an aggregate net asset value equal to the value of the net assets of the Munder Accelerating Growth Fund acquired, pursuant to a plan of reorganization approved by Munder Accelerating Growth Fund's shareholders on November 20, 1998. The total shares issued by Munder Multi-Season Growth Fund were 2,266,819 and, prior to the acquisition, the total net assets of Munder Accelerating Growth Fund and Munder Multi-Season Growth Fund were $43,643,141 and $707,634,542, respectively. The total net assets of Munder Multi-Season Growth Fund after the acquisition were $751,277,683.

8. Capital Loss Carryforwards

      As determined at June 30, 1998, the following Munder Funds had available for Federal income tax purposes, unused capital losses as follows:

                                          Expiring      Expiring      Expiring      Expiring      Expiring      Expiring
                 Fund                       1999          2000          2001          2002          2003          2005
                 ----                     --------      --------      --------      --------      --------      --------
Munder Bond Fund  ...................        --            --            --            --            --       $   768,438
Munder Intermediate Bond Fund  ......        --            --            --            --        $8,558,139    11,240,318
Munder Cash Investment Fund  ........     $ 3,301       $ 1,650          --            --            --            --
Munder Tax-Free Money Market Fund  ..      11,012        57,257       $39,684       $15,088          12,291        --

                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee Munder

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Gerald L. Seizert, Vice President
               Paul D. Tobias, Vice President
               Lisa Anne Rosen, Secretary and Assistant Treasurer
               Therese Hogan, Assistant Secretary

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               First Data Investor Services Group, Inc.
               53 State Street
               Boston, MA  02109

ADMINISTRATOR & SUB-CUSTODIAN
               State Street Bank & Trust Company
               1776 Heritage Drive
               North Quincy, MA 02171

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

CUSTODIAN
               Comerica Bank
               411 West Lafayette
               Detroit, MI  48226

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116

                                          (OUTSIDE BACK COVER)

SANNK1298

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.

                                                        (OUTSIDE FRONT COVER)

                                                       CLASS A, B & Y SHARES

                                                                 Semi-Annual
                                                                      Report
The Munder Funds
Investments                                                December 31, 1998
for all seasons                                   THE MUNDER LIFESTYLE FUNDS
                                                     All-Season Conservative
                                                         All-Season Moderate
                                                       All-Season Aggressive

                                                      "It is this type of fo-
                                                       cus that we value: fo-
                                                          cused investors and
                                                       focused financial con-
                                                       sultants, coupled with
                                                      a fund family that pro-
                                                        vides disciplined in-
                                                            vestment styles."


The Munder Funds
     Letter to shareholders


DEAR FELLOW SHAREHOLDERS:

     On the following pages you will find the most recent financial information for The Munder Lifestyle Funds. I hope you are pleased with the performance and operations of the Funds. We are pleased to be able to present this information and report to you the activities of The Munder Family of Mutual Funds.

     As I am sure you all are aware, the last half of 1998 was quite rocky for the stock markets here in the U.S. and around the world. The correction that occurred in the third quarter was quite a test for many investors. Even though it was fairly short lived, it was much more severe than any such correction we have seen in several years. I am pleased to say that most investors maintained their focus and rode out the ups and downs of the market. Those that did were rewarded as they recovered much of their paper losses by the end of October. Many investors sought the shelter of bonds during this time. I am pleased to say that our focus on high quality fixed income investing paid off with many of our fixed income funds placing in their competitive top quartiles for total return. Our underlying investment philosophy was evident during this time: that investors seek bond holding for safety and income - not as a substitute for stock market returns. We believe that those investors were well rewarded during this time period.

     It is this type of focus that we value: focused investors and focused financial consultants, coupled with a fund family that provides disciplined investment styles. Our various funds provide you with exposure to specific parts of the market in a very disciplined manner.

     As you are likely well aware, the last few years have seen the stock market dominated by the largest companies, similar to the nifty fifty phenomenon of the 1970's. November and December saw the market broaden out to provide some much welcome relief to small cap stocks. We are encouraged that the market is finally beginning to recognize the value that small cap stocks bring, and we believe that the economic conditions favor increased emphasis on these securities.

     If you have any questions, please call the Fund at 1-800-4MUNDER, or call your financial advisor. You may also contact us through our website at http://www.munder.com. Thank you very much for your confidence in Munder Capital Management and the Munder Family of Mutual Funds



     Very truly yours

     /s/ Lee Munder
     ---------------------
     Lee Munder, President

Table of
Contents

FUNDS OVERVIEW
            iv   Munder All-Season Conservative Fund
            iv   Munder All-Season Moderate Fund
            iv   Munder All-Season Aggressive Fund
PORTFOLIO OF INVESTMENTS --
            1 Munder All-Season Conservative Fund
            2 Munder All-Season Moderate Fund
            3 Munder All-Season Aggressive Fund
            4 Financial Statements
           11 Financial Highlights
           17 Notes to Financial Statements

-----------------------------------------------------------------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Management's Discussion and
Analysis of Fund Operations

The Investment Environment

      Although economic growth continued to be robust through the fourth calendar quarter of 1998, there were increasing signs of slower growth in the quarters to come. Consumer demand remained one of the key sources of economic strength. This demand was supported by growth in employment and income as well as high levels of consumer confidence and net financial assets. Business investment in plant and equipment, especially in high tech equipment, continued to be another area of strength.

      Moderation in growth is coming largely through the effects of the financial crisis in many of the emerging markets, including Southeast Asia. U.S. companies involved in trade with that region have experienced falling exports, increased competition from imports, reduced sales and earnings and weaker pricing power. The net effect of global financial turmoil can be seen in the significant increase in the U.S. trade deficit. Declining exports and increasing imports should result in a moderation of overall demand and production in the U.S. economy, even if domestic demand remains strong.

      Inflation remained subdued throughout the fourth quarter of 1998 and for 1998 as a whole. It is currently estimated that inflation for 1998, as measured by the Consumer Price Index, will be approximately 1.6%. This is lower than last year's increase of 2.3%. A significant decline in commodity prices, including the price of oil, is one reason for the continuing improvement in inflation. With commodity prices already so low, many analysts anticipate that there will be some increase in inflation in 1999 but nothing significantly above a range of 2.00% to 2.5%. Continued moderation in inflation would give the Federal Reserve important latitude in decision-making during the year to come. In fact we have already seen in early February 1999 that even though there is debate, the Federal Reserve has chosen to leave interest rates alone again.

The Financial Markets

      At the time of our last financial report to shareholders at June 30, 1998, the markets had experienced a period of strength and were showing early signs of the weakness that would rock the markets in August, September and early October of 1998. Since that time, both the stock and bond market experienced significant volatility during 1998. The currency and financial problems in Southeast Asia, which negatively impacted the economies of Thailand, Korea and Indonesia in late 1997, moved to Russia and then Latin America in 1998. The financial turmoil overseas, impeachment proceedings here in the U.S., severe difficulties experienced by hedge funds and the discovery of more bad loans by domestic and foreign banks contributed to market volatility. Given the increasingly global nature of the financial markets, fear of where problems would surface next resulted in the most significant flight to liquidity in financial market history. Market speculators placed a premium on securities that could be sold quickly if necessary. In the stock market, liquidity was equated with size. In the bond market, liquidity meant U.S. Treasury bonds.

The Stock Market

      The S&P 500 Index generated a total return of 9.22% for the second half of 1998, although this overall return was masked by significant volatility. The S&P 500 Index's third quarter of 1998 return was -9.95% while its fourth quarter 1998 return was 21.30%. The fourth quarter return was its strongest quarterly return since the first quarter of 1987. The market broadened during the fourth quarter, which helped the performance of smaller capitalization stocks. For the quarter as a whole, however, large company stocks continued to generate the strongest returns. As an example, the Russell 2000 Index, which is dominated by small company stocks, generated a return of 16.31% for the fourth quarter and -2.54% for the year ended December 31, 1998. This was a robust absolute return but significantly lower than the 21.3% quarterly return and 28.57% annual return for the larger capitalization S&P 500 Index. In fact, the fourth quarter was the fifth consecutive quarter, and the ninth out of the last 10 quarters, in which the S&P 500 Index outperformed the Russell 2000 Index. Over that 2-1/2 year period of time, the S&P 500 Index has earned a return approximately 65% higher than the Russell 2000 Index.

      It is also interesting to note that, although the S&P 500 produced a return of 28.57% for 1998, over 40% of the stocks in that universe actually posted negative returns. In other words, a handful of very large companies produced sizable returns while the rest of the stock market produced lackluster or negative returns. The market's message was loud and clear: in time of uncertainty and volatility, speculators will pay large premiums for stocks that are liquid -- easy to buy and sell.

      For investors with a disciplined approach to buying and selling stocks, it was frustrating to see the market continue to focus primarily on size. Over the long term, however, and stock investors by definition are long-term investors, fundamentals such as earnings growth, low debt, high return on equity and reasonable valuation should determine the performance of a stock. Over the past few years, the market has been reminiscent of the early 1970s when returns from a group of large capitalization stocks known as the "nifty fifty" far outpaced the rest of the market and virtually all measures of reasonable valuation. It is important to note that the "nifty fifty" then dramatically underperformed the market during a subsequent 15 year period. We believe that the Federal Reserve's commitment to providing liquidity will encourage investors to once again focus on the fundamentals of a company rather than simply its size.

The Bond Market

      During the fourth quarter of 1998 in the domestic bond market, we saw a modest reversal of what had occurred during the first three quarters of 1998. Aggressive easing of monetary policy by the Federal Reserve gave bond investors the courage to once again pursue higher yielding securities. As a result, both mortgage-backed securities and corporate bonds outpaced U.S. Treasury bonds during the fourth quarter of 1998. This was a marked reversal from the third quarter especially when the market correction caused investors to flee to U.S. Treasury securities. Treasury bonds with intermediate maturities had experienced the biggest decline in rates during the first three quarters of the year. During the fourth quarter, these same intermediate maturities experienced the largest increase in rates as yield differentials between Treasury and non-Treasury bonds moved back toward more normal levels.

      During the first three quarters of 1998, many of the Munder Bond Funds had a greater exposure to U.S. Treasury bonds than most other actively managed Funds. As a result, our funds' returns benefited from the impact of the increased premium awarded to Treasury bonds during the first nine months of 1998. The Bond Funds were also well-positioned to take advantage of attractive offerings in other bond market segments during the fourth quarter as interest in corporate bonds and mortgage-backed securities increased.

      During the fourth quarter of 1998, we increased the Bond Funds' overall exposure to high quality corporate bonds. As yield differentials shift, we anticipate selling some of the corporate bond holdings and increasing the weighting of mortgage-backed bonds. Looking ahead to 1999, we believe that quality will continue to be a key factor in the performance of corporate bonds. We also anticipate that the performance of mortgage-related securities will benefit from a decline in volatility during 1999.

      The following paragraphs detail the performance of The Munder Lifestyle Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class Y Shares, net of Fund expenses.

MUNDER ALL-SEASON AGGRESSIVE FUND
MUNDER ALL-SEASON MODERATE FUND
MUNDER ALL-SEASON CONSERVATIVE FUND

Fund Manager: Gerald L. Seizert, CFA

      The Munder Lifestyle Funds are designed for investors who seek a diversified portfolio with a targeted level of risk. Each Fund is made up of shares of other Munder Funds. The asset mix is carefully chosen on the basis of Munder Capital Management's proprietary asset allocation process. The degree of exposure to each market sector and investment style is carefully set to reflect the appropriate risk and return level targeted for each Fund.

      The Munder All-Season Aggressive Fund is the most aggressive of the Munder Lifestyle Funds. As of the quarter ended December 31, 1998, it had an allocation of approximately 97.4% equity funds, 0.0% fixed income funds and 2.6% cash equivalents. During the six-month period ended December 31, 1998, the Fund generated a return of -- 1.15%, compared to the 3.48% average return for the Lipper universe of flexible portfolio funds.

      The Munder All-Season Moderate Fund is a moderate risk Lifestyle Fund. As of December 31, 1998, the Fund had an asset allocation of approximately 71.0% equity funds, 26.0% fixed income funds and 3.0% cash equivalents. The Fund generated a return of 2.01% for the six-month period ended December 31, 1998, relative to 3.48% average return for the Lipper universe of flexible portfolio funds.

      The Munder All-Season Aggressive Fund and Munder All-Season Moderate Fund both had a solid fourth quarter. Since both Funds are heavily weighted in equity funds, their overall performance was positively impacted by the rebound in stocks during the quarter. For the year as a whole, the performance of the Funds was held back by their high exposure to the small-cap and mid-cap segments of the stock market.

      Among the components of these two "Fund of Funds", the outstanding performer for the period was the Munder NetNet Fund with a return of 36.63%. Other strong performers in the fourth quarter included the Munder Micro-Cap Equity Fund (+29.03%), the Munder Framlington Global Financial Services Fund (+21.08%), the Munder Framlington Healthcare Fund (+20.15%), the Munder Multi-Season Growth Fund (+19.83%) and the Munder Small Company Growth Fund (+19.49%). This broad group of strong performers is one indication that the market broadened out somewhat during the last quarter of 1998.

      The Munder All-Season Conservative Fund is the most conservative of the Munder Lifestyle Funds. As of December 31, 1998, the Fund had an asset allocation of 35.9% equity funds, 60.2% fixed income funds and 3.9% cash equivalents. The Fund earned a total return of -- 1.35% for the six-month period ended December 31, 1998, relative to the 1.80% average return for the Lipper universe of income funds. This Fund is designed to offer downside protection to investors and will typically experience the strongest relative performance when the stock market is weak.

      The Fund performed in line with its goal of generating returns greater than money market funds during periods of market strength, while striving for a positive return in weak financial markets. The fixed income portion of the Fund has a heavier emphasis on intermediate bond funds and money market funds than many other income-oriented funds, with less emphasis on long- term bond funds. The focus on intermediate bond funds was a positive for the fourth quarter of 1998 but a slight drag on performance for 1998 as a whole.

      In the equity portion of the Fund, there is a broad representation of equity styles. Included in the All-Season Conservative Fund are large cap, mid-cap and small-cap stock funds, as well as a small exposure to an international fund and a real estate fund. This diversification should work to boost returns over the long term. However, this variety of styles held back performance in 1998. During the past year, investors were focused primarily on the large cap segment of the stock market.

               [ This Page Intentionally Left Blank ]

Munder All-Season Conservative Fund
Portfolio of Investments, December 31, 1998 (Unaudited)
------------------------------------------------------------------------------

       Shares                                                        Value
------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES -- 55.3%

         271   Framlington International Growth Fund, Class Y       $ 3,188
       2,188   Munder Bond Fund, Class Y                             22,182
       4,991   Munder Cash Investment Fund, Class Y                   4,991
         599   Munder Equity Selection Fund, Class Y                  6,665
       5,642   Munder Intermediate Bond Fund, Class Y                53,999
         630   Munder Multi-Season Growth Fund, Class Y              12,959
         507   Munder Real Estate Equity Investment Fund, Class Y     6,257
         450   Munder Small Company Growth Fund, Class Y              7,995
         261   Munder Small-Cap Value Fund, Class Y                   3,262
         356   Munder Value Fund, Class Y                             5,141
                                                                   --------
TOTAL INVESTMENT COMPANY SECURITIES
(Cost $124,578)                                                     126,639
                                                                   --------
TOTAL INVESTMENTS (Cost $124,578*)                55.3%             126,639
OTHER ASSETS AND LIABILITIES (Net)                44.7              102,456
                                                 -----             --------
NET ASSETS                                       100.0%            $229,095
                                                 =====             ========

----------
* Aggregate cost for Federal tax purposes.


                     See Notes to Financial Statements.

Munder All-Season Moderate Fund
Portfolio of Investments, December 31, 1998 (Unaudited)
------------------------------------------------------------------------------


      Shares                                                           Value
------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES -- 99.1%

      13,837   Framlington Global Financial Services Fund, Class Y   $139,061
       8,765   Framlington Healthcare Fund, Class Y Fund              102,382
      17,571   Framlington International Growth Fund, Class Y         206,280
      63,853   Munder Bond Fund, Class Y                              647,465
     118,363   Munder Cash Investment Fund, Class Y                   118,363
      31,260   Munder Equity Selection Fund, Class Y                  347,607
      15,138   Munder Growth Opportunities Fund, Class Y              146,079
      40,023   Munder Intermediate Bond Fund, Class Y                 383,017
      14,659   Munder Micro-Cap Equity Fund, Class Y                  226,332
      29,525   Munder Multi-Season Growth Fund, Class Y               607,622
       5,589   Munder NetNet Fund, Class Y                            156,440
      14,144   Munder Real Estate Equity Investment Fund, Class Y     174,681
      17,524   Munder Small Company Growth Fund, Class Y              311,236
      16,241   Munder Small-Cap Value Fund, Class Y                   203,013
      13,873   Munder Value Fund, Class Y                             200,470
                                                                  -----------
TOTAL INVESTMENT COMPANY SECURITIES
(Cost $3,833,846)                                                   3,970,048
                                                                  -----------
TOTAL INVESTMENTS (Cost $3,833,846*)               99.1%            3,970,048
OTHER ASSETS AND LIABILITIES (Net)                  0.9                35,027
                                                  -----           -----------
NET ASSETS                                        100.0%          $4,005,075
                                                  =====           ==========

---------
* Aggregate cost for Federal tax purposes.


                     See Notes to Financial Statements.

Munder All-Season Aggressive Fund
Portfolio of Investments, December 31, 1998 (Unaudited)
------------------------------------------------------------------------------

  Shares                                                              Value
------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES -- 99.9%

  229,289   Framlington Global Financial Services Fund, Class Y   $ 2,304,354
  173,455   Framlington Healthcare Fund, Class Y                    2,025,953
  501,315   Framlington International Growth Fund, Class Y          5,885,435
1,519,452   Munder Cash Investment Fund, Class Y                    1,519,452
  632,431   Munder Equity Selection Fund, Class Y                   7,032,633
  244,876   Munder Growth Opportunities Fund, Class Y               2,363,057
  226,156   Munder Micro-Cap Equity Fund, Class Y                   3,491,851
  499,518   Munder Multi-Season Growth Fund, Class Y               10,280,081
   84,885   Munder NetNet Fund, Class Y                             2,375,936
  226,590   Munder Real Estate Equity Investment Fund, Class Y      2,798,388
  297,403   Munder Small Company Growth Fund, Class Y               5,281,877
  275,175   Munder Small-Cap Value Fund, Class Y                    3,439,685
  567,225   Munder Value Fund, Class Y                              8,196,406
                                                                  -----------
TOTAL INVESTMENT COMPANY SECURITIES
(Cost $55,740,257)                                                 56,995,108
                                                                  -----------
TOTAL INVESTMENTS (Cost $55,740,257*)             99.9%            56,995,108
OTHER ASSETS AND LIABILITIES (Net)                 0.1                 48,531
                                                 -----            -----------
NET ASSETS                                       100.0%           $57,043,639
                                                 =====            ===========
----------
* Aggregate cost for Federal tax purposes.

                     See Notes to Financial Statements.

The Munder Lifestyle Funds
Statements of Assets and Liabilities, December 31, 1998 (Unaudited)
-----------------------------------------------------------------------------
                                      ------------------------------------
                                      Munder       Munder       Munder
                                      All-Season   All-Season   All-Season
                                      Conservative Moderate     Aggressive
                                      Fund         Fund         Fund
                                      ------------------------------------
ASSETS:
Investments, at value
  (See accompanying schedules) .....  $   126,639  $ 3,970,048  $56,995,108
Interest receivable ................           11          535        7,681
Receivable for Fund shares sold ....       71,996        1,034        2,866
Receivable from investment advisor .        7,883        5,748       19,566
Unamortized organization costs .....       19,506       21,661       27,831
Prepaid expenses ...................       10,674       11,181       16,332
                                      -----------  -----------  -----------
Total Assets .......................      236,709    4,010,207   57,069,384
                                      -----------  -----------  -----------

LIABILITIES:
Payable for investment
   securities purchased ............        4,005         --             22
Investment advisory fee payable ....           64        1,024       15,505
Administration fee payable .........        2,294        2,306        4,875
Distribution fees payable ..........           19          160          266
Transfer agent fee payable .........        1,033          836          800
Custodian fees payable .............          161          769        3,538
Accrued Directors' fees and expenses           38           37          739
                                      -----------  -----------  -----------
Total Liabilities ..................        7,614        5,132       25,745
                                      -----------  -----------  -----------

NET ASSETS .........................  $   229,095  $ 4,005,075  $57,043,639
                                      ===========  ===========  ===========
Investments at cost ................  $   124,578  $ 3,833,846  $55,740,257
                                      ===========  ===========  ===========


                     See Notes to Financial Statements.

The Munder Lifestyle Funds
Statements of Assets and Liabilities, December 31, 1998 (Unaudited)
(Continued)
-----------------------------------------------------------------------------
                                   ------------------------------------------
                                   Munder         Munder         Munder
                                   All-Season     All-Season     All-Season
                                   Conservative   Moderate       Aggressive
                                   Fund           Fund           Fund
                                   ------------------------------------------
NET ASSETS consist of:
Undistributed net investment loss  $     (3,878)  $     (3,952)  $       (586)
Accumulated net realized
   gain/(loss) from
   investments sold .............       (98,306)        29,956       (740,771)
Net unrealized appreciation
   of investments ...............         2,061        136,202      1,254,851
Par value .......................           257          3,392         46,585
Paid-in capital in excess
   of par value .................       328,961      3,839,477     56,483,560
                                   ------------   ------------   ------------
NET ASSETS ......................  $    229,095   $  4,005,075   $ 57,043,639
                                   ============   ============   ============

NET ASSETS:
Class A Shares ..................  $     14,821   $    357,471   $    196,085
                                   ============   ============   ============
Class B Shares ..................  $     73,206   $     87,610   $    267,808
                                   ============   ============   ============
Class Y Shares ..................  $    141,068   $  3,559,994   $ 56,579,746
                                   ============   ============   ============
SHARES OUTSTANDING:
Class A Shares ..................         1,654         30,239         16,010
                                   ============   ============   ============
Class B Shares ..................         8,179          7,417         21,960
                                   ============   ============   ============
Class Y Shares ..................        15,831        301,517      4,620,563
                                   ============   ============   ============

CLASS A SHARES:
Net asset value and redemption
   price per share ..............  $       8.96   $      11.82   $      12.25
                                   ============   ============   ============
Maximum sales charge ............          5.50%          5.50%          5.50%
Maximum offering price per share   $       9.48   $      12.51   $      12.96
                                   ============   ============   ============
CLASS B SHARES:
Net asset value and offering
   price per share* .............  $       8.95   $      11.81   $      12.20
                                   ============   ============   ============
CLASS Y SHARES:
Net asset value, offering
   price and redemption
   price per share ..............  $       8.91   $      11.81   $      12.25
                                   ============   ============   ============
----------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge (CDSC).

                     See Notes to Financial Statements.

The Munder Lifestyle Funds
Statements of Operations, Period Ended December 31, 1998 (Unaudited)
-----------------------------------------------------------------------------
                                 -----------------------------------------
                                 Munder         Munder         Munder
                                 All-Season     All-Season     All-Season
                                 Conservative   Moderate       Aggressive
                                 Fund           Fund           Fund
                                 -----------------------------------------
INVESTMENT INCOME:
Dividends ....................   $    31,524    $    31,592    $   173,892
Interest .....................         2,310          3,228         77,397
                                 -----------    -----------    -----------
         Total investment
           income ............        33,834         34,820        251,289
                                 -----------    -----------    -----------
EXPENSES:
Investment advisory fee ......         2,820          4,928         93,786
Amortization of organization
   costs .....................         3,418          3,531         13,977
Custodian fees ...............           496          1,066          6,060
Distribution and shareholder
   servicing fees
      Class A Shares .........             5            494            273
      Class B Shares .........           788            770          1,275
Administration fee ...........        14,052         14,221         28,509
Transfer agent fee ...........           300            191          5,898
Directors' fees and expenses .            67             52          1,323
Other ........................         6,179          5,895         13,891
                                 -----------    -----------    -----------
         Total Expenses ......        28,125         31,148        164,992
Expenses waived and reimbursed
   by investment advisor .....       (22,247)       (23,130)       (31,128)
                                 -----------    -----------    -----------
         Net Expenses ........         5,878          8,018        133,864
                                 -----------    -----------    -----------
NET INVESTMENT INCOME ........        27,956         26,802        117,425
                                 -----------    -----------    -----------

NET REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from
   security transactions .....       (97,042)       (47,610)    (1,513,860)
Net realized gain from
   underlying funds'
   distributions .............         1,649         92,832      1,632,683
Net change in unrealized
   appreciation/(depreciation)
   of securities .............       (55,259)        95,263     (1,086,029)
                                 -----------    -----------    -----------
Net realized and unrealized
   gain/(loss) on investments       (150,652)       140,485       (967,206)
                                 -----------    -----------    -----------
NET INCREASE/(DECREASE)
   IN NET ASSETS
   RESULTING FROM OPERATIONS .   $  (122,696)   $   167,287    $  (849,781)
                                 ===========    ===========    ===========

                     See Notes to Financial Statements.

The Munder Lifestyle Funds
Statements of Changes in Net Assets, Period Ended December 31, 1998
(Unaudited)
-----------------------------------------------------------------------------
                                        --------------------------------------------
                                        Munder          Munder          Munder
                                        All-Season      All-Season      All-Season
                                        Conservative    Moderate        Aggressive
                                        Fund            Fund            Fund
                                        --------------------------------------------
Net investment income ...............   $     27,956    $     26,802    $    117,425
Net realized gain/(loss) ............        (95,393)         45,222         118,823
Net change in unrealized
   appreciation/(depreciation)
   of investments during the
   period ...........................        (55,259)         95,263      (1,086,029)
                                        ------------    ------------    ------------
Net increase/(decrease) in
   net assets resulting from
   operations .......................       (122,696)        167,287        (849,781)
Dividends to shareholders
   from net investment income:
         Class A Shares .............           (573)         (3,674)           (157)
         Class B Shares .............        (19,300)         (1,057)           --
         Class Y Shares .............        (17,580)        (32,757)       (117,854)
Dividends to shareholders
   from net realized gains:
         Class A Shares .............           (736)         (5,500)         (2,317)
         Class B Shares .............         (1,241)         (1,376)         (2,847)
         Class Y Shares .............         (9,597)        (55,271)       (664,366)
Net increase/(decrease) in net assets
   from Fund share transactions:
         Class A Shares .............         14,589          17,963          49,900
         Class B Shares .............       (107,146)        (99,252)         13,795
         Class Y Shares .............     (4,156,831)      1,600,220        (576,307)
                                        ------------    ------------    ------------
Net increase/(decrease) in net assets     (4,421,111)      1,586,583      (2,149,934)

NET ASSETS:
Beginning of period .................      4,650,206       2,418,492      59,193,573
                                        ------------    ------------    ------------
End of period .......................   $    229,095    $  4,005,075    $ 57,043,639
                                        ============    ============    ============
Distribution in excess of
   net investment income ............   $     (3,878)   $     (3,952)   $       (586)
                                        ============    ============    ============

                     See Notes to Financial Statements.

The Munder Lifestyle Funds
Statements of Changes - Capital Stock Activity, Period Ended
December 31, 1998 (Unaudited)
-----------------------------------------------------------------------------
                          -----------------------------------------
                          Munder         Munder         Munder
                          All-Season     All-Season     All-Season
                          Conservative   Moderate       Aggressive
                          Fund           Fund           Fund
                          -----------------------------------------
Amount
Class A Shares:
Sold ..................   $    15,658    $    10,538    $    80,103
Issued as reinvestment
   of dividends .......           753          9,175          2,368
Redeemed ..............        (1,822)        (1,750)       (32,571)
                          -----------    -----------    -----------
Net increase ..........   $    14,589    $    17,963    $    49,900
                          ===========    ===========    ===========
Class B Shares:
Sold ..................   $   149,523    $     3,339    $    63,911
Issued as reinvestment
   of dividends .......             2            510          1,740
Redeemed ..............      (256,671)      (103,101)       (51,856)
                          -----------    -----------    -----------
Net increase/(decrease)   $  (107,146)   $   (99,252)   $    13,795
                          ===========    ===========    ===========
Class Y Shares:
Sold ..................   $   100,128    $ 1,677,150    $ 1,121,189
Issued as reinvestment
   of dividends .......        27,177         46,397         46,351
Redeemed ..............    (4,284,136)      (123,327)    (1,743,847)
                          -----------    -----------    -----------
Net increase/(decrease)   $(4,156,831)   $ 1,600,220    $  (576,307)
                          ===========    ===========    ===========
Shares
Class A Shares:
Sold ..................         1,641            932          6,777
Issued as reinvestment
   of dividends .......            82            798            196
Redeemed ..............          (189)          (155)        (3,198)
                          -----------    -----------    -----------
Net increase ..........         1,534          1,575          3,775
                          ===========    ===========    ===========
Class B Shares:
Sold ..................        15,373            315          5,648
Issued as reinvestment
   of dividends .......          --               44            144
Redeemed ..............       (25,918)        (9,124)        (4,547)
                          -----------    -----------    -----------
Net increase/(decrease)       (10,545)        (8,765)         1,245
                          ===========    ===========    ===========
Class Y Shares:
Sold ..................         9,263        150,233         94,193
Issued as reinvestment
   of dividends .......         2,948          3,994          3,871
Redeemed ..............      (396,497)       (10,948)      (153,188)
                          -----------    -----------    -----------
Net increase/(decrease)      (384,286)       143,279        (55,124)
                          ===========    ===========    ===========

                     See Notes to Financial Statements.

The Munder Lifestyle Funds
Statements of Changes in Net Assets, Year Ended June 30, 1998
-----------------------------------------------------------------------------
                                       -------------------------------------------
                                       Munder          Munder          Munder
                                       All-Season      All-Season      All-Season
                                       Conservative    Moderate        Aggressive
                                       Fund (a)        Fund (b)        Fund (c)
                                       -------------------------------------------
Net investment income ..............   $     21,533    $     17,949    $    196,534
Net realized gain ..................         10,234          72,717       1,615,712
Net change in unrealized
   appreciation
   of investments
   during the period ...............         53,595          19,339       2,248,880
                                       ------------    ------------    ------------
Net increase in net assets
   resulting from operations .......         85,362         110,005       4,061,126
Dividends to shareholders from
   net investment income:
         Class A Shares ............             (6)         (3,999)           (107)
         Class B Shares ............         (1,121)           (244)           --
         Class Y Shares ............        (21,819)        (15,340)       (202,429)
Dividends to shareholders from
   net realized gains:
         Class A Shares ............           --           (10,175)         (2,047)
         Class Y Shares ............         (2,267)        (16,463)     (1,613,979)
Distributions to shareholders in
   excess of realized gains:
         Class A Shares ............           --              --              (235)
         Class Y Shares ............           --              --          (185,704)
Net increase in net assets from Fund
   share transactions:
         Class A Shares ............          1,316         109,889         152,358
         Class B Shares ............        201,148         185,026         256,745
         Class Y Shares ............      4,282,096       1,733,191      55,245,066
                                       ------------    ------------    ------------
Net increase in net assets .........      4,544,709       2,091,890      57,710,794

NET ASSETS:
Beginning of year ..................        105,497         326,602       1,482,779
                                       ------------    ------------    ------------
End of year ........................   $  4,650,206    $  2,418,492    $ 59,193,573
                                       ============    ============    ============
Undistributed net investment income    $      5,619    $      6,734    $       --
                                       ============    ============    ============

(a) The Munder All-Season Conservative Fund Class A Shares and Class B Shares commenced operations on March 13, 1998 and January 14, 1998, respectively.

(b) The Munder All-Season Moderate Fund Class B Shares commenced operation on January 14, 1998.

(c) The Munder All-Season Aggressive Fund Class A Shares and Class B Shares commenced operations on October 7, 1997 and January 9, 1998, respectively.

                     See Notes to Financial Statements.

The Munder Lifestyle Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1998
-----------------------------------------------------------------------------
                         --------------------------------------------
                         Munder          Munder          Munder
                         All-Season      All-Season      All-Season
                         Conservative    Moderate        Aggressive
                         Fund (a)        Fund (b)        Fund (c)
                         --------------------------------------------
Amount
Class A Shares:
Sold .................   $      1,310    $    173,583    $    149,969
Issued as reinvestment
   of dividends ......              6          14,174           2,389
Redeemed .............           --           (77,868)           --
                         ------------    ------------    ------------
Net increase .........   $      1,316    $    109,889    $    152,358
                         ============    ============    ============
Class B Shares:
Sold .................   $    205,000    $    185,588    $    256,745
Issued as reinvestment
   of dividends ......          1,121             161            --
Redeemed .............         (4,973)           (723)           --
                         ------------    ------------    ------------
Net increase .........   $    201,148    $    185,026    $    256,745
                         ============    ============    ============
Class Y Shares:
Sold .................   $  4,308,010    $  1,851,189    $ 55,935,663
Issued as reinvestment
   of dividends ......         24,086          11,217         139,979
Redeemed .............        (50,000)       (129,215)       (830,576)
                         ------------    ------------    ------------
Net increase .........   $  4,282,096    $  1,733,191    $ 55,245,066
                         ============    ============    ============
Shares
Class A Shares:
Sold .................            118          14,527          12,028
Issued as reinvestment
   of dividends ......              1           1,273             206
Redeemed .............           --            (6,527)           --
                         ------------    ------------    ------------
Net increase .........            119           9,273          12,234
                         ============    ============    ============
Class B Shares:
Sold .................         19,070          16,226          20,714
Issued as reinvestment
   of dividends ......            101              14            --
Redeemed .............           (448)            (59)           --
                         ------------    ------------    ------------
Net increase .........         18,723          16,181          20,714
                         ============    ============    ============
Class Y Shares:
Sold .................        392,448         157,834       4,603,311
Issued as reinvestment
   of dividends ......          2,197           1,004          12,069
Redeemed .............         (4,529)        (10,848)        (70,378)
                         ------------    ------------    ------------
Net increase .........        390,116         147,990       4,545,002
                         ============    ============    ============

(a) The Munder All-Season Conservative Fund Class A Shares and Class B Shares commenced operations on March 13, 1998 and January 14, 1998, respectively.

(b) The Munder All-Season Moderate Fund Class B Shares commenced operation on January 14, 1998.

(c) The Munder All-Season Aggressive Fund Class A Shares and Class B Shares commenced operations on October 7, 1997 and January 9, 1998, respectively.

                     See Notes to Financial Statements.

The Munder All-Season Conservative Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------
                                                          A Shares                     B Shares
                                                    -------------------------     ----------------------
                                                    Period                        Period
                                                    Ended          Period         Ended       Period
                                                    12/31/98       Ended          12/31/98    Ended
                                                    (Unaudited)    6/30/98(d)     (Unaudited) 6/30/98(d)
                                                    -----------    ----------     ----------- ----------
Net asset value, beginning of period ............   $ 11.10        $ 11.10        $ 11.10     $ 10.74
                                                    -------        -------        -------     -------
Income from investment operations:
Net investment income ...........................      0.16           0.14           0.13        0.19
Net realized and unrealized gain/(loss)
   on investments ...............................     (0.31)         (0.04)         (0.33)       0.23
                                                    -------        -------        -------     -------
Total from investment operations ................     (0.15)          0.10          (0.20)       0.42
                                                    -------        -------        -------     -------
Less distributions:
Dividends from net investment income ............     (1.32)         (0.10)         (1.28)      (0.06)
Distributions from net realized capital gains ...     (0.67)          --            (0.67)       --
                                                    -------        -------        -------     -------
Total distributions .............................     (1.99)         (0.10)         (1.95)      (0.06)
                                                    -------        -------        -------     -------
Net asset value, end of period ..................   $  8.96        $ 11.10        $  8.95     $ 11.10
                                                    =======        =======        =======     =======
Total return (c) ................................     (1.00)%         0.91%         (1.46)%      3.91%
                                                    =======        =======        =======     =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ............   $    15        $     1        $    73     $   208
Ratio of operating expenses to average net assets      0.93%(b)       0.93%(b)       1.63%       1.63%(b)
Ratio of net investment income to average
   net assets ...................................      3.28%(b)       4.46%(b)       2.57%       3.76%(b)
Portfolio turnover rate .........................        30%            31%            30%         31%
Ratio of operating expenses to average net assets
   without waivers and expenses reimbursed ......      3.69%(b)      23.99%(b)       4.39%      24.69%(b)

-----------
(a) The Munder All-Season Conservative Fund Class A Shares, Class B Shares and Class Y Shares commenced operations on March 13, 1998, January 14, 1998, and April 3, 1997, respectively.

(b) Annualized.

(c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

The Munder All-Season Conservative Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------
                                                                        Y Shares
                                                       ----------------------------------------
                                                       Period
                                                       Ended            Year          Period
                                                       12/31/98         Ended         Ended
                                                       (Unaudited)      6/30/98(d)    6/30/97
                                                       -----------      ----------    -------
Net asset value, beginning of period ...............   $   11.10        $   10.55     $   10.00
                                                       ---------        ---------     ---------
Income from investment operations:
Net investment income ..............................        0.19             0.52          0.10
Net realized and unrealized gain on investments ....       (0.38)            0.59          0.45
                                                       ---------        ---------     ---------
Total from investment operations ...................       (0.19)            1.11          0.55
                                                       ---------        ---------     ---------
Less distributions:
Dividends from net investment income ...............       (1.33)           (0.37)         --
Distributions from net realized capital gains ......       (0.67)           (0.19)         --
                                                       ---------        ---------     ---------
Total distributions ................................       (2.00)           (0.56)         --
                                                       ---------        ---------     ---------
Net asset value, end of period .....................   $    8.91        $   11.10     $   10.55
                                                       =========        =========     =========
Total return (c) ...................................       (1.35)%          10.73%         5.50%
                                                       =========        =========     =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ...............   $     141        $   4,441     $     105
Ratio of operating expenses to average net assets ..        0.63%(b)         0.63%         0.55%(b)
Ratio of net investment income to average net assets        3.57%(b)         4.76%         4.24%(b)
Portfolio turnover rate ............................          30%              31%           18%
Ratio of operating expenses to average net assets
   without waivers and expenses reimbursed .........        3.39%(b)        23.69%        97.07%(b)

-----------
(a) The Munder All-Season Conservative Fund Class A Shares, Class B Shares and Class Y Shares commenced operations on March 13, 1998, January 14, 1998, and April 3, 1997, respectively.

(c) Annualized.

(d) Total return represents aggregate total return for the period indicated.

(e) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

The Munder All-Season Moderate Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------
                                                                     A Shares                          B Shares
                                                       ---------------------------------        -------------------------
                                                       Period                                   Period
                                                       Ended          Year        Period        Ended          Period
                                                       12/31/98       Ended       Ended         12/31/98       Ended
                                                       (Unaudited)    6/30/98(d)  6/30/97       (Unaudited)    6/30/98(d)
                                                       -----------    ----------  -------       -----------    ----------
Net asset value, beginning of period ...............   $ 11.92        $ 11.02     $ 10.00       $ 11.90        $ 11.14
                                                       -------        -------     -------       -------        -------
Income from investment operations:
Net investment income ..............................      0.10           0.16        0.04          0.06           0.04
Net realized and unrealized gain on investments ....      0.12           1.44        0.98          0.12           0.74
                                                       -------        -------     -------       -------        -------
Total from investment operations ...................      0.22           1.60        1.02          0.18           0.78
                                                       -------        -------     -------       -------        -------
Less distributions:
Dividends from net investment income ...............     (0.13)         (0.18)       --           (0.08)         (0.02)
Distributions from net realized capital gains ......     (0.19)         (0.52)       --           (0.19)          --
                                                       -------        -------     -------       -------        -------
Total distributions ................................     (0.32)         (0.70)       --           (0.27)         (0.02)
                                                       -------        -------     -------       -------        -------
Net asset value, end of period .....................   $ 11.82        $ 11.92     $ 11.02       $ 11.81        $ 11.90
                                                       =======        =======     =======       =======        =======
Total return (c) ...................................      1.87%         15.10%      10.20%         1.58%          6.96%
                                                       =======        =======     =======       =======        =======

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ...............   $   357        $   342     $   214       $    88        $   193
Ratio of operating expenses to average net assets ..      0.78%(b)       0.88%       0.85%(b)      1.48%(b)       1.58%(b)
Ratio of net investment income to average net assets      1.69%(b)       1.38%       2.22%(b)      0.99%(b)       0.68%(b)
Portfolio turnover rate ............................        38%            54%          5%           38%            54%
Ratio of operating expenses to average net assets
   without waivers and expenses reimbursed .........      2.42%(b)      11.07%      41.36%(b)      3.12%(b)      11.77%(b)

------------
(a) The Munder All-Season Moderate Fund Class A Shares, Class B Shares and Class Y Shares commenced operations on April 4, 1997, January 14, 1998, and April 3, 1997, respectively.

(b) Annualized.

(c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

The Munder All-Season Moderate Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------
                                                                        Y Shares
                                                       ----------------------------------------
                                                       Period
                                                       Ended            Year          Period
                                                       12/31/98         Ended         Ended
                                                       (Unaudited)      6/30/98(d)    6/30/97
                                                       -----------      ----------    -------
Net asset value, beginning of period ...............   $   11.91        $   11.02     $   10.00
                                                       ---------        ---------     ---------
Income from investment operations:
Net investment income ..............................        0.11             0.20          0.06
Net realized and unrealized gain on investments ....        0.12             1.43          0.96
                                                       ---------        ---------     ---------
Total from investment operations ...................        0.23             1.63          1.02
                                                       ---------        ---------     ---------
Less distributions:
Dividends from net investment income ...............       (0.14)           (0.22)         --
Distributions from net realized capital gains ......       (0.19)           (0.52)         --
                                                       ---------        ---------     ---------
Total distributions ................................       (0.33)           (0.74)         --
                                                       ---------        ---------     ---------
Net asset value, end of period .....................   $   11.81        $   11.91     $   11.02
                                                       =========        =========     =========
Total return (c) ...................................        2.01%           15.39%        10.20%
                                                       =========        =========     =========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ...............   $   3,560        $   1,884     $     113
Ratio of operating expenses to average net assets ..        0.48%(b)         0.58%         0.55%(b)
Ratio of net investment income to average net assets        1.99%(b)         1.68%         2.52%(b)
Portfolio turnover rate ............................          38%              54%            5%
Ratio of operating expenses to average net assets
   without waivers and expenses reimbursed .........        2.12%(b)        10.77%        41.06%(b)

----------
(a) The Munder All-Season Moderate Fund Class A Shares, Class B Shares and Class Y Shares commenced operations on April 4, 1997, January 14, 1998, and April 3, 1997, respectively.

(b) Annualized.

(c) Total return represents aggregate total return for the period indicated.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

The Munder All-Season Agressive Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                     A Shares                      B Shares
                                            ---------------------------    ------------------------
                                            Period           Period
                                            Ended            Period        Ended         Period
                                            12/31/98         Ended         12/31/98      Ended
                                            (Unaudited)      6/30/98(d)    (Unaudited)   6/30/98(d)
                                            -----------      ----------    -----------   ----------

 Net asset value, beginning of period....   $ 12.58         $ 13.23         $ 12.54      $ 11.40
                                            -------         -------         -------      -------
 Income from investment operations:
 Net investment income/(loss)............      0.00(e)         0.01           (0.04)       (0.04)
 Net realized and unrealized gain/
   (loss) on investments.................      (0.18)         (0.25)          (0.16)        1.18
                                             -------         ------          ------       -------
Total from investment operations........       (0.18)         (0.24)          (0.20)        1.14
                                             -------         ------          ------       -------
 Less distributions:
 Dividends from net investment incom.....      (0.01)         (0.01)             --           --
 Distributions from net realized
   capital gains.........................      (0.14)         (0.36)          (0.14)          --
 Distributions in excess of net
   realized capital gains................         --          (0.04)             --           --
                                            --------        -------         -------      -------
Total distributions.....................       (0.15)         (0.41)          (0.14)          --
                                            --------        -------         -------      -------
 Net asset value, end of period..........   $  12.25        $ 12.58         $ 12.20        12.54
                                            ========        =======         =======      =======
 Total return (c)........................      (1.37)%        (1.20)%         (1.66)%    $ 10.00%
                                            ========        =======         =======      =======

 Ratios to average net assets/
   supplemental data:
 Net assets, end of period (in 000's.....   $    196        $   154         $   268      $  260
 Ratio of operating expenses to
   average net assets....................       0.79%(b)       0.88%(b)       1.49%(b)     1.58%(b)
 Ratio of net investment income/
   (loss) to average net assets..........       0.14%(b)       0.09%(b)      (0.56)%(b)   (0.61)%(b)
 Portfolio turnover rate.................         39%            55%            39%          55%
 Ratio of operating expenses to
   average net assets without waivers
   and expenses reimbursed...............       0.88%(b)       1.06%(b)       1.58%(b)     1.76%(b)

---------
(a) The Munder All-Season Aggressive Fund Class A Shares, Class B Shares and Class Y Shares commenced operations on October 7, 1997, January 9, 1998, and April 3, 1997, respectively.

(b) Annualized.

(c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

The Munder All-Season Agressive Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------

                                                     Y Shares
                                      ---------------------------------------
                                      Period
                                      Ended          Period        Period
                                      12/31/98       Ended         Ended
                                      (Unaudited)    6/30/98(d)    6/30/98(d)
                                      -----------    ----------    ----------

Net asset value, beginning of period   $  12.57      $  11.35     $ 10.00
Income from investment operations:
Net investment income ..............       0.03          0.05        0.01
Net realized and unrealized gain
  on investments ...................      (0.18)         1.61        1.34
                                       --------      --------     -------
Total from investment operations ...      (0.15)         1.66        1.35
                                       --------      --------     -------
Less distributions:
Dividends from net investment income      (0.03)        (0.04)        --
Distributions from net realized
  capital gains ....................      (0.14)        (0.36)        --
Distributions in excess of net
  realized capital gains ...........         --         (0.04)        --
                                       --------      --------     -------
Total distributions ................      (0.17)        (0.44)        --
                                       --------      --------     -------
Net asset value, end of period .....   $  12.25      $  12.57     $ 11.35
                                       ========      ========     =======
Total return (c) ...................      (1.15)%       15.04%      13.50%
                                       ========      ========     =======

Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)   $ 56,580      $ 58,780     $ 1,483
Ratio of operating expenses to
  average net assets ...............       0.49%(b)      0.58%       0.55%(b)
Ratio of net investment income to
  average net assets ...............       0.44%(b)      0.39%       1.08%(b)
Portfolio turnover rate ............         39%           55%          3%
Ratio of operating expenses to
  average net assets without waivers
  and expenses reimbursed ..........       0.58%(b)      0.76%      14.30%(b)

---------
(a) The Munder All-Season Aggressive Fund Class A Shares, Class B Shares and Class Y Shares commenced operations on October 7, 1997, January 9, 1998, and April 3, 1997, respectively.

(b) Annualized.

(c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d) Per share numbers have been calculated using the average shares method.


1. Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act, as an open-end investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act, as an open-end investment company and was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 32 portfolios currently in operation. Information presented in these financial statements only pertains to the Munder Lifestyle Funds which consists of Munder All-Season Conservative Fund (the "Conservative Fund") previously the All-Season Maintenance Fund, Munder All-Season Moderate Fund (the "Moderate Fund") previously the All-Season Development Fund and Munder All-Season Aggressive Fund (the "Aggressive Fund") previously the All-Season Accumulation Fund, (each a "Fund" and collectively, the "Funds"), all of which commenced operations on April 3, 1997 and are Funds of MFI. Each Fund seeks its investment objective by investing in a variety of funds (the "Underlying Funds") offered by MFI, MFT and Framlington. In addition to shares of the Underlying Funds, each Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes.

      The Funds offer three classes of shares - Class A, Class B and Class Y Shares. Each Fund is classified as a diversified management investment company under the 1940 Act.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

      Security Valuation: The Underlying Funds are valued according to their stated net asset value ("NAV"). The Underlying Funds value their portfolio securities as follows: Securities traded on a national securities exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on such exchange or market as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ for which there were no sales on the date of valuation and securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities and securities and assets for which market quotations are not readily available are valued at fair value by Munder Capital Management (the "Advisor") under the supervision of the Board of Directors/Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors/Trustees determines that such valuation does not constitute fair value at that time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity). Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

      Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The Advisor, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund directly attributable to a class of shares are charged to that class' operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund directly attributable to a class of shares are charged to that class' operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

      Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid at least annually by the Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

      Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. Investment Advisor, Custodian and Other Related Party Transactions

      For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, at an annual rate of 0.35%, based on the average daily net assets of the respective Fund.

      The Advisor voluntarily waived fees and reimbursed certain expenses, payable by the Funds, for the year ended December 31, 1998, as follows:


                                Fees Waived  Expenses Reimbursed
                                -----------  -------------------

Conservative Fund............     $    28         $22,219

Moderate Fund................         831          22,299

Aggressive Fund..............      11,562          19,566


      Effective July 2, 1998 Comerica Bank ("Comerica") acquired an additional interest in the Advisor whereby it now owns approximately 88% of the Advisor. Comerica is the custodian and provides certain shareholder services to the Funds. Comerica does not receive compensation as custodian. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $2,900 for its shareholder services to the Funds for the period ended December 31, 1998.

      Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The fee consists of a $30,000 annual retainer for services in such capacity plus $2,500 for each Board meeting attended, plus out-of-pocket expenses related to attendance at such meeting. No officer, director or employee of the Advisor or Comerica received any compensation from MFI, MFT or Framlington.

3. Distribution and Service Plans

      The Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A and Class B Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B Plan also permits payments to be made by the Funds to the Distributor for expenditures incurred by the Distributor in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds). For the period ended December 31, 1998, the contractual rates, as a percentage of average daily net assets, under the Plans are as follows:


                            Class A        Class B
                             Shares        Shares
                           12b-1 Fees     12b-1 Fees
                           ----------     ----------

The Funds................    0.30%         1.00%


4. Securities Transactions

      For the period ended December 31, 1998, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:


                               Cost of Purchases   Proceeds from Sales
                               -----------------   -------------------

Conservative Fund............    $   434,761         $ 4,553,040
Moderate Fund................      2,560,040           1,026,532
Aggressive Fund..............     20,441,332          19,823,077


      At December 31, 1998, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                               Tax Basis             Tax Basis
                               Unrealized            Unrealized
                              Appreciation          Depreciation
                              ------------          ------------

Conservative Fund.........     $    2,937             $    $876
Moderate Fund.............        159,266                 23,064
Aggressive Fund...........      2,499,122              1,244,271


5. Risk Factors of the Funds

      Investing in the Underlying Funds through the Funds involves certain additional expenses and tax results that would not be incurred in a direct investment in the Underlying Funds.

      Certain of the Underlying Funds may invest in securities of foreign issuers, including issuers in emerging market countries (that involve risks not typically associated with U.S. issuers), and certain options and futures strategies. Certain of the Underlying Funds may invest in the securities of emerging growth companies, which may involve greater price volatility and risk than those incurred by funds that do not invest in such securities.

      The Trustees/Directors of MFI, MFT and Framlington also serve as Trustees/Directors of the Underlying Funds. In addition, conflicts may arise as these Trustees/Directors seek to fulfill their fiduciary responsibilities to both the Funds and the Underlying Funds.

      From time to time, one or more of the Underlying Funds used for investment by a Fund may experience relatively large subscription or redemption requests from a Fund due to reallocations or rebalancings by the Funds as recommended by the Advisor. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities, and Underlying Funds that receive cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences on the Underlying Funds if sales of securities resulted in gains and could also increase transactions costs. The Advisor, representing the interests of the Underlying Funds, is committed to minimizing the impact of Fund transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Funds. The Advisor may, nevertheless, face conflicts in fulfilling its responsibilities to both the Funds and Underlying Funds.


6. Organization Costs

      Expenses incurred in connection with the organization of the Funds, including the fees and expenses of registering and qualifying the Funds' shares for distribution under Federal securities regulations, have been capitalized and are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee Munder

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Gerald L. Seizert, Vice President
               Paul D. Tobias, Vice President
               Lisa Anne Rosen, Secretary and Assistant Treasurer
               Therese Hogan, Assistant Secretary

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               First Data Investor Services Group, Inc.
               53 State Street
               Boston, MA  02109

ADMINISTRATOR & SUB-CUSTODIAN
               State Street Bank & Trust Company
               1776 Heritage Drive
               North Quincy, MA 02171

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

CUSTODIAN
               Comerica Bank
               411 West Lafayette
               Detroit, MI  48226

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116

                                          (OUTSIDE BACK COVER)


SANNLIFE1298

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.

                                                        (OUTSIDE FRONT COVER)

                                                        CLASS A, B & Y SHARES

                                                                  Semi-Annual
                                                                       Report



The Munder Funds
Investments                                                 DECEMBER 31, 1998
for all seasons


                                                    THE MUNDER INDEX 500 FUND

                                                (INSIDE FRONT COVER)

                                                "It is this type of focus
                                                that we value: focused
                                                investors and focused fi-
                                                nancial consultants,
                                                coupled with a fund fam-
                                                ily that provides di-
                                                sciplined investment
                                                styles."


The Munder Funds
        Letter to shareholders


Dear fellow shareholders:

     On the following pages you will find the most recent financial information for The Munder Funds. I hope you are pleased with the performance and operations of the Funds. We are pleased to be able to present this information and report to you the activities of The Munder Family of Mutual Funds.

     As I am sure you all are aware, the last half of 1998 was quite rocky for the stock markets here in the U.S. and around the world. The correction that occurred in the third quarter was quite a test for many investors. Even though it was fairly short lived, it was much more severe than any such correction we have seen in several years. I am pleased to say that most investors maintained their focus and rode out the ups and downs of the market. Those that did were rewarded as they recovered much of their paper losses by the end of October.

     It is this type of focus that we value: focused investors and focused financial consultants, coupled with a fund family that provides disciplined investment styles. Our various funds provide you with exposure to specific parts of the market in a very disciplined manner.

     As you are likely well aware, the last few years have seen the stock market dominated by the largest companies, similar to the nifty fifty phenomenon of the 1970's. November and December saw the market broaden out to provide some much welcome relief to small cap stocks. We are encouraged that the market is finally beginning to recognize the value that small cap stocks bring, and we believe that the economic conditions favor increased emphasis on these securities.

     If you have any questions, please call the Fund at 1-800-4MUNDER, or call your financial advisor. You may also contact us through our website at http://www.munder.com. Thank you very much for your confidence in Munder Capital Management and the Munder Family of Mutual Funds



Very truly yours

/s/ Lee Munder
---------------------
Lee Munder, President

Table of
Contents

FUND OVERVIEW
            iii   Munder Index 500 Fund
PORTFOLIO OF INVESTMENTS --
            1     Munder Index 500 Fund
            10    Financial Statements
            14    Financial Highlights
            17    Notes to Financial Statements

-----------------------------------------------------------------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Management's Discussion and
Analysis of Fund Operations

The Investment Environment

      Although economic growth continued to be robust through the fourth calendar quarter of 1998, there were increasing signs of slower growth in the quarters to come. Consumer demand remained one of the key sources of economic strength. This demand was supported by growth in employment and income as well as high levels of consumer confidence and net financial assets. Business investment in plant and equipment, especially in high tech equipment, continued to be another area of strength.

      Moderation in growth is coming largely through the effects of the financial crisis in many of the emerging markets, including Southeast Asia. U.S. companies involved in trade with that region have experienced falling exports, increased competition from imports, reduced sales and earnings and weaker pricing power. The net effect of global financial turmoil can be seen in the significant increase in the U.S. trade deficit. Declining exports and increasing imports should result in a moderation of overall demand and production in the U.S. economy, even if domestic demand remains strong.

      Inflation remained subdued throughout the fourth quarter of 1998 and for 1998 as a whole. It is currently estimated that inflation for 1998, as measured by the Consumer Price Index, will be approximately 1.6%. This is lower than last year's increase of 2.3%. A significant decline in commodity prices, including the price of oil, is one reason for the continuing improvement in inflation. With commodity prices already so low, many analysts anticipate that there will be some increase in inflation in 1999 but nothing significantly above a range of 2.00% to 2.5%. Continued moderation in inflation would give the Federal Reserve important latitude in decision-making during the year to come. In fact we have already seen in early February 1999 that even though there is debate, the Federal Reserve has chosen to leave interest rates alone again.

The Financial Markets

      At the time of our last financial report to shareholders at June 30, 1998, the markets had experienced a period of strength and were showing early signs of the weakness that would rock the markets in August, September and early October of 1998. Since that time, both the stock and bond market experienced significant volatility during 1998. The currency and financial problems in Southeast Asia, which negatively impacted the economies of Thailand, Korea and Indonesia in late 1997, moved to Russia and then Latin America in 1998. The financial turmoil overseas, impeachment proceedings here in the U.S., severe difficulties experienced by hedge funds and the discovery of more bad loans by domestic and foreign banks contributed to market volatility. Given the increasingly global nature of the financial markets, fear of where problems would surface next resulted in the most significant flight to liquidity in financial market history. Market speculators placed a premium on securities that could be sold quickly if necessary. In the stock market, liquidity was equated with size. In the bond market, liquidity meant U.S. Treasury bonds.

The Stock Market

      The S&P 500 Index generated a total return of 9.22% for the second half of 1998, although this overall return was masked by significant volatility. The S&P 500 Index's third quarter of 1998 return was -9.95 while its fourth quarter 1998 return was 21.30%. The fourth quarter return was its strongest quarterly return since the first quarter of 1987. The market broadened during the fourth quarter, which helped the performance of smaller capitalization stocks. For the quarter as a whole, however, large company stocks continued to generate the strongest returns. As an example, the Russell 2000 Index, which is dominated by small company stocks, generated a return of 16.31% for the fourth quarter and -2.54% for the year ended December 31, 1998. This was a robust absolute return but significantly lower than the 21.3% quarterly return and 28.57% annual return for the larger capitalization S&P 500 Index. In fact, the fourth quarter was the fifth consecutive quarter, and the ninth out of the last 10 quarters, in which the S&P 500 Index outperformed the Russell 2000 Index. Over that 2-1/2 year period of time, the S&P 500 Index has earned a return approximately 65% higher than the Russell 2000 Index.

      It is also interesting to note that, although the S&P 500 produced a return of 28.57% for 1998, over 40% of the stocks in that universe actually posted negative returns. In other words, a handful of very large companies produced sizable returns while the rest of the stock market produced lackluster or negative returns. The market's message was loud and clear: in time of uncertainty and volatility, speculators will pay large premiums for stocks that are liquid -- easy to buy and sell.

      For investors with a disciplined approach to buying and selling stocks, it was frustrating to see the market continue to focus primarily on size. Over the long term, however, and stock investors by definition are long-term investors, fundamentals such as earnings growth, low debt, high return on equity and reasonable valuation should determine the performance of a stock. Over the past few years, the market has been reminiscent of the early 1970s when returns from a group of large capitalization stocks known as the "nifty fifty" far outpaced the rest of the market and virtually all measures of reasonable valuation. It is important to note that the "nifty fifty" then dramatically underperformed the market during a subsequent 15 year period. We believe that the Federal Reserve's commitment to providing liquidity will encourage investors to once again focus on the fundamentals of a company rather than simply its size.

      The following paragraphs detail the performance of The Munder Index 500 Fund. This Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class Y Shares, net of Fund expenses.

Munder Index 500 Fund

Fund Managers: Todd B. Johnson and Ken A. Schluchter

      The Fund earned a return of 9.06% for the six-month period ended December 31, 1998, compared to the 9.10% average return for the Lipper universe of mutual funds with the objective of tracking the S&P 500 Index.

      The weight of each of the 500 stocks in the Fund is carefully monitored relative to its weight in the S&P 500 universe. This is a key factor in the Fund's ability to generate returns that track those of the S&P 500 Index. Proprietary software is used in the monitoring process. In addition, cash flows are invested promptly to minimize their influence on the Fund's return.

Munder Index 500 Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)
Shares                                                             Value
------                                                             -----

COMMON STOCKS -- 98.5%
      Advertising -- 0.2%
     12,850   Interpublic Group of
                 Companies, Inc.                                 $ 1,024,787
     15,600   Omnicom Group, Inc.                                    904,800
                                                                ------------
                                                                   1,929,587
                                                                ------------
      Aerospace -- 0.9%
     92,598   Boeing Company                                       3,021,010
     11,700   General Dynamics Corporation                           685,912
     18,071   Lockheed Martin Corporation                          1,531,517
      6,300   Northrop Grumman
                 Corporation                                         460,688
     21,000   United Technologies
                 Corporation                                       2,283,750
                                                                ------------
                                                                   7,982,877
                                                                ------------
      Airlines -- 0.3%
     16,800   AMR Corporation+                                       997,500
     13,600   Delta Air Lines, Inc.                                  707,200
     31,175   Southwest Airlines Company                             699,489
      8,100   US Airways Group, Inc.+                                421,200
                                                                ------------
                                                                   2,825,389
                                                                ------------
      Apparel -- 0.2%
      6,600   Fruit Of The Loom, Inc.+                                91,163
      6,000   Liz Claiborne, Inc.                                    189,375
     26,500   NIKE, Inc., Class B                                  1,074,906
      5,200   Reebok International Ltd.+                              77,350
     11,200   V.F. Corporation                                       525,000
                                                                ------------
                                                                   1,957,794
                                                                ------------
      Automobiles -- 1.2%
    112,200   Ford Motor Company                                   6,584,737
     60,700   General Motors Corporation                           4,343,844
      6,280   Navistar International
                 Corporation+                                        178,980
                                                                ------------
                                                                  11,107,561
                                                                ------------
      Automobile Parts & Equipment -- 0.3%
     14,100   AutoZone, Inc.+                                        464,419
      3,900   Cummins Engine, Inc.                                   138,450
     15,218   Dana Corporation                                       622,036
     16,725   Genuine Parts Company                                  559,242
      7,900   Johnson Controls, Inc.                                 466,100
      5,900   Pep Boys--  Manny, Moe & Jack                           92,556
     11,000   TRW, Inc.                                              618,062
                                                                ------------
                                                                   2,960,865
                                                                ------------
      Banks -- 7.0%
     70,500   Bank of New York, Inc.                               2,837,625
    108,605   Bank One Corporation                                 5,545,643
    160,499   BankAmerica Corporation                              9,650,002
     27,300   BankBoston                                           1,062,994
      8,877   Bankers Trust New York
                 Corporation                                         758,429
     27,300   BB&T Corporation                                     1,100,531
     78,468   Chase Manhattan Corporation                          5,340,728
     14,350   Comerica, Inc.                                         978,491
     24,725   Fifth Third Bancorporation                           1,763,202
     91,834   First Union Corporation                              5,584,655
     21,300   Firstar Corporation                                  1,986,651
     52,680   Fleet Financial Group, Inc.                          2,354,137
     19,530   Huntington Bancshares, Inc.                            587,121
     42,200   KeyCorp                                              1,350,400
     69,752   MBNA Corporation                                     1,739,440
     24,000   Mellon Bank Corporation                              1,650,000
     14,600   Mercantile Bancorporation, Inc.                        673,425
     16,300   Morgan (J.P.) & Company, Inc.                        1,712,519
     53,589   Morgan Stanley, Dean Witter,
                 Discover and  Company                             3,804,819
     30,700   National City Corporation                            2,225,750
     10,300   Northern Trust Corporation                             899,319
     27,900   PNC Bank Corporation                                 1,510,087
      9,900   Republic New York Corporation                          451,069
     14,900   State Street Corporation                             1,036,481
     16,000   Summit Bancorp.                                        699,000
     19,300   SunTrust Banks. Inc.                                 1,476,450
     24,800   Synovus Financial Corporation                          604,500
     67,179   U.S. Bancorp                                         2,384,854
     12,600   Union Planters Corporation                             570,938
     19,035   Wachovia Corporation                                 1,664,373
     54,964   Washington Mutual, Inc.                              2,098,938
                                                                ------------
                                                                  66,102,571
                                                                ------------
      Broadcasting -- 0.7%
     65,500   CBS Corporation                                      2,145,125
     23,000   Clear Channel
                 Communications+                                   1,253,500
     56,300   MediaOne Group, Inc.                                 2,646,100
      4,900   Meredith Corporation                                   185,587
                                                                ------------
                                                                   6,230,312
                                                                ------------
      Building Materials -- 1.2%
      5,500   Centex Corporation                                     247,844
      6,375   Crane Company                                          192,445
      3,100   Fleetwood Enterprises                                  107,725
    144,946   Home Depot, Inc.                                     8,868,883
      3,700   Kaufman & Broad Home
                 Corporation                                         106,375
     31,500   Masco Corporation                                      905,625
     11,433   Pall Corporation                                       289,398
      3,800   Pulte Corporation                                      105,688
                                                                ------------
                                                                  10,823,983
                                                                ------------
      Business Equipment and Supplies -- 2.3%
     10,800   Avery Dennison Corporation                             486,675
     12,500   Ikon Office Solutions                                  107,031
     86,500   International Business Machines
                 Corporation                                      15,980,875
     25,300   Pitney Bowes, Inc.                                   1,671,381
     30,400   Xerox Corporation                                    3,587,200
                                                                ------------
                                                                  21,833,162
                                                                ------------
      Business Services -- 0.4%
     79,113   Cendant Corporation+                                 1,508,092
      7,400   Deluxe Corporation                                     270,563
     14,840   IMS Health, Inc.                                     1,119,492
      8,200   Moore Corporation Ltd.                                  90,200
     15,100   Paychex, Inc.                                          776,706
                                                                ------------
                                                                   3,765,053
                                                                ------------
      Chemicals and Plastics -- 2.1%
     21,500   Air Products & Chemicals, Inc.                         860,000
     20,650   Dow Chemical Company                                 1,877,859
    104,400   dupont (E.I.) de Nemours &
                 Company                                           5,539,725
      7,375   Eastman Chemical Company                               330,031
     11,900   Ecolab, Inc.                                           430,631
     13,350   Engelhard Corporation                                  260,325
      3,100   FMC Corporation+                                       173,600
      5,400   Great Lakes Chemical
                 Corporation                                         216,000
      9,300   Hercules, Inc.                                         254,588
      4,400   Kerr-McGee Corporation                                 168,300
      6,700   Mallinckrodt Group, Inc.                               206,444
     37,200   Minnesota Mining &
                 Manufacturing Company                             2,645,850
     58,100   Monsanto Company                                     2,759,750
     11,200   Morton International, Inc.                             274,400
      6,100   Nalco Chemical Company                                 189,100
     14,600   Praxair, Inc.                                          514,650
      7,700   Raychem Corporation                                    248,806
     17,600   Rockwell International
                 Corporation                                         854,700
     15,400   Rohm & Haas Company                                    463,925
      9,312   Sigma-Aldrich Corporation                              273,540
      6,400   Union Camp Corporation                                 432,000
     12,500   Union Carbide Corporation                              531,250
      6,800   W R Grace & Company+                                   106,675
                                                                ------------
                                                                  19,612,149
                                                                ------------
      Coal -- 0.1%
     20,200   CSX Corporation                                        838,300
      2,100   Eastern Enterprises                                     91,875
      7,200   Fluor Corporation                                      306,450
                                                                ------------
                                                                   1,236,625
                                                                ------------
      Communication Equipment -- 1.2%
     15,200   Cabletron Systems, Inc.+                               127,300
     89,500   GTE Corporation                                      5,817,500
      7,200   Harris Corporation                                     263,700
     55,600   Motorola, Inc.                                       3,395,075
     15,400   National Semiconductor
                 Corporation+                                        207,900
      7,300   Scientific-Atlanta, Inc.                               166,531
     17,900   Tellabs, Inc.+                                       1,227,269
                                                                ------------
                                                                  11,205,275
                                                                ------------
      Computer Hardware, Software or Services -- 10.5%
     33,200   3COM Corporation+                                    1,487,775
      6,300   Adobe Systems, Inc.                                    294,525
     13,300   Advanced Micro Devices, Inc.+                          384,869
     32,500   America Online, Inc.                                 5,200,325
     17,553   AMP, Inc.                                              913,853
     12,400   Apple Computer, Inc.+                                  507,625
      4,200   Autodesk, Inc.                                         179,288
     28,000   Automatic Data Processing, Inc.                      2,245,250
     20,000   BMC Software, Inc.+                                    891,250
      6,800   Ceridian Corporation+                                  474,725
    146,425   CISCO Systems, Inc.+                                13,590,070
    157,623   Compaq Computer Corporation                          6,610,315
     49,875   Computer Associates
                 International, Inc.                               2,125,922
     14,600   Computer Sciences Corporation                          940,787
     12,900   Compuware Corporation+                               1,007,941
      4,600   Data General Corporation+                               75,613
    118,100   Dell Computer Corporation+                           8,643,444
     45,700   Electronic Data Systems
                 Corporation                                       2,296,425
     14,400   Gateway 2000, Inc.+                                    737,100
     96,200   Hewlett Packard Company                              6,571,662
     11,600   Honeywell, Inc.                                        873,625
    231,200   Microsoft Corporation+                              32,064,550
     32,600   Novell, Inc.+                                          590,875
     90,150   Oracle Systems Corporation+                          3,887,719
     25,200   Parametric Technology
                 Corporation+                                        409,500
     21,600   Peoplesoft, Inc.+                                      409,050
     22,700   Seagate Technologies, Inc.+                            686,675
     17,400   Silicon Graphics, Inc.+                                224,025
     35,300   Sun Microsystems, Inc.+                              3,022,562
     23,700   Unisys Corporation+                                    816,169
                                                                ------------
                                                                  98,163,514
                                                                ------------
      Computer -- Semiconductors -- 2.7%
     34,300   Applied Materials+                                   1,464,181
     46,500   EMC Corporation+                                     3,952,500
    154,600   Intel Corporation                                   18,329,763
     13,000   LSI Logic Corporation+                                 209,625
     19,600   Micron Technology, Inc.+                               991,025
                                                                ------------
                                                                  24,947,094
                                                                ------------
      Consumer Non-Durables -- 3.7%
     21,400   Corning, Inc.                                          963,000
    303,800   General Electric Company                            31,006,588
      8,800   Grainger (W.W.), Inc.                                  366,300
     32,700   Lowe's Companies, Inc.                               1,673,831
     15,000   Newell Company                                         618,750
                                                                ------------
                                                                  34,628,469
                                                                ------------
      Consumer Services -- 0.1%
      9,300   Block (H & R), Inc.                                    418,500
     23,700   Service Corporation
                 International                                       902,081
                                                                ------------
                                                                   1,320,581
                                                                ------------
      Consumer Staples -- 0.1%
     22,400   Pioneer Hi-Bred International,
                 Inc.                                                604,800
                                                                ------------
      Containers -- 0.1%
      2,800   Ball Corporation                                       128,100
     11,500   Crown Cork & Seal Company,
                 Inc.                                                354,344
     14,300   Owens-Illinois, Inc.+                                  437,938
      7,669   Sealed Air Corporation+                                391,598
                                                                ------------
                                                                   1,311,980
                                                                ------------
      Cosmetics -- Toiletry -- 0.1%
      5,100   Alberto-Culver Company, Class B                        136,106
     24,400   Avon Products, Inc.                                  1,079,700
                                                                ------------
                                                                   1,215,806
                                                                ------------
      Diversified -- 1.7%
      2,600   Aeroquip-Vickers, Inc.                                  77,838
     51,900   Allied Signal Corporation                            2,299,819
     15,900   Fortune Brands, Inc.                                   502,838
     10,600   Loews Corporation                                    1,041,450
     31,200   Raytheon Company, Class B                            1,661,400
     15,100   Textron, Inc.                                        1,146,656
     14,700   Thermo Electron Corporation+                           248,981
     59,731   Tyco International Ltd.                              4,505,957
     59,400   Unilever NV                                          4,926,487
                                                                ------------
                                                                  16,411,426
                                                                ------------
      Electrical Equipment -- 0.4%
      9,600   Cooper Industries, Inc.                                457,800
      3,600   Foster Wheeler Corporation                              47,475
      4,650   Tektronix, Inc.                                        139,791
     36,200   Texas Instruments, Inc.                              3,097,362
      5,200   Thomas & Betts Corporation                             225,225
                                                                ------------
                                                                   3,967,653
                                                                ------------
      Electronics -- 0.5%
      6,600   Eaton Corporation                                      466,537
      4,000   EG & G, Inc.                                           111,250
     40,800   Emerson Electric Company                             2,468,400
      8,100   KLA-Tencor Corporation+                                351,338
     11,100   Solectron Corporation+                               1,031,606
      9,200   Tandy Corporation                                      378,925
                                                                ------------
                                                                   4,808,056
                                                                ------------
      Energy and Resources -- 0.1%
     16,365   Burlington Resources, Inc.                             586,071
     22,178   Sempra Energy                                          562,767
                                                                ------------
                                                                   1,148,838
                                                                ------------
      Entertainment -- 1.6%
      8,900   Brunswick Corporation                                  220,275
    189,908   Disney (Walt) Company                                5,697,240
      6,500   Harcourt General Corporation                           345,719
     11,900   Hasbro, Inc.                                           429,888
      6,700   King World Productions, Inc.+                          197,231
     26,711   Mattel, Inc.                                           609,345
    113,800   Time Warner, Inc.                                    7,062,712
                                                                ------------
                                                                  14,562,410
                                                                ------------
      Financial Services -- 5.1%
     41,900   American Express Company                             4,284,275
     23,328   American General Corporation                         1,819,584
     66,950   Associates First Capital
                 Corporation                                       2,837,006
      5,900   Capital One Financial
                 Corporation                                         678,500
    210,612   Citigroup, Inc.                                     10,425,294
     10,200   Countrywide Credit Industries                          511,912
      8,600   Dow Jones & Company, Inc.                              413,875
     13,600   Equifax, Inc.                                          464,950
     96,100   Fannie Mae                                           7,111,400
     62,900   Federal Home Loan Mortgage
                 Corporation                                       4,053,119
     40,992   First Data Corporation                               1,298,934
     44,806   Household International, Inc.                        1,775,438
     10,700   Lehman Brothers Holdings, Inc.                         471,469
     32,900   Merrill Lynch & Company, Inc.                        2,196,075
     20,500   Regions Financial Corporation                          826,406
     37,150   Schwab (Charles) Corporation                         2,087,366
     15,300   SLM Holding Corporation                                734,400
      5,200   Temple-Inland, Inc.                                    308,425
    149,960   Wells Fargo & Company                                5,989,027
                                                                ------------
                                                                  48,287,455
                                                                ------------
      Food and Beverages -- 5.9%
     22,800   Albertson's, Inc.                                    1,452,075
     44,300   Anheuser-Busch Companies, Inc.                       2,907,187
     26,500   Bestfoods                                            1,411,125
     41,500   Campbell Soup Company                                2,282,500
    228,600   Coca-Cola Company                                   15,287,625
     36,700   Coca-Cola Enterprises, Inc.                          1,312,025
     45,350   ConAgra, Inc.                                        1,428,525
      3,400   Coors (Adolph) Company, Class B                        191,888
     33,600   Heinz (H.J.) Company                                 1,902,600
     13,200   Hershey Foods Corporation                              820,875
     37,600   Kellogg Company                                      1,283,100
    136,000   PepsiCo, Inc.                                        5,567,500
    225,700   Philip Morris Cos. Inc.                             12,074,950
     12,600   Quaker Oats Company                                    749,700
     28,900   Ralston-Purina Company                                 935,637
     84,400   Sara Lee Corporation                                 2,379,025
     36,500   Seagram Company Ltd.                                 1,387,000
     17,100   UST, Inc.                                              596,363
     10,800   Wrigley (Wm) Jr. Company                               967,275
                                                                ------------
                                                                  54,936,975
                                                                ------------
      Food Distribution -- 0.6%
     55,004   Archer-Daniels-Midland
                 Company                                             945,381
     14,200   General Mills, Inc.                                  1,104,050
      3,300   Great Atlantic & Pacific Tea
                 Company, Inc.                                        97,763
     23,600   Kroger Company+                                      1,427,800
     11,200   Supervalu, Inc.                                        313,600
     31,000   Sysco Corporation                                      850,562
     13,700   Winn Dixie Stores, Inc.                                614,788
                                                                ------------
                                                                   5,353,944
                                                                ------------
      Glass Products -- 0.1%
      5,000   Owens Corning Fiberglass
                 Corporation                                         177,188
     16,300   PPG Industries, Inc.                                   949,475
                                                                ------------
                                                                   1,126,663
                                                                ------------
      Health Care Facilities -- 0.3%
     59,877   Columbia/HCA Healthcare
                 Corporation                                       1,481,956
     10,250   HCR Manor Care, Inc.+                                  301,094
     15,400   Humana, Inc.+                                          274,312
     28,700   Tenet Healthcare Corporation+                          753,375
                                                                ------------
                                                                   2,810,737
                                                                ------------
      Health Care Products -- 4.3%
    140,700   Abbott Laboratories                                  6,894,300
      6,000   Allergan, Inc.                                         388,500
      5,200   Bausch & Lomb, Inc.                                    312,000
     22,900   Becton, Dickinson & Company                            977,544
    110,400   Merck & Co., Inc.                                   16,304,700
    120,300   Pfizer, Inc.                                        15,090,131
                                                                ------------
                                                                  39,967,175
                                                                ------------
      Holding Companies -- 0.2%
     12,900   Providian, LLC                                         967,500
     21,400   Public Service Enterprise                              856,000
                                                                ------------
                                                                   1,823,500
                                                                ------------
      Home Appliances -- 0.3%
      8,500   Black & Decker Corporation                             476,531
     23,000   Illinois Tool Works, Inc.                            1,334,000
      8,400   Maytag Corporation                                     522,900
      5,450   Snap-On, Inc.                                          189,728
      8,200   Stanley Works                                          227,550
      7,000   Whirlpool Corporation                                  387,625
                                                                ------------
                                                                   3,138,334
                                                                ------------
      Home Furnishings and Housewares -- 0.8%
    122,200   American Home Products
                 Corporation                                       6,881,387
      3,600   Armstrong World                                        217,125
     13,800   Rubbermaid, Inc.                                       433,837
      1,800   Springs Industries, Inc.                                74,588
      5,400   Tupperware Corporation                                  88,763
                                                                ------------
                                                                   7,695,700
                                                                ------------
      Hotels and Restaurants -- 0.8%
     12,700   Darden Restaurants, Inc.                               228,600
      9,400   Harrah's Entertainment
                 Corporation+                                        147,463
     24,200   Hilton Hotels Corporation                              462,825
     23,200   Marriott International, Inc.                           672,800
     62,700   McDonald's Corporation                               4,804,387
     16,600   Mirage Resorts, Inc.+                                  247,963
     14,040   Tricon Global Restaurants, Inc.+                       703,755
     11,700   Wendy's International, Inc.                            255,206
                                                                ------------
                                                                   7,522,999
                                                                ------------
      Insurance -- 3.2%
     13,314   Aetna Life & Casualty Company                        1,046,813
     76,120   Allstate Corporation                                 2,940,135
     97,371   American International
                 Group, Inc.                                       9,408,473
     15,550   AON Corporation                                        861,081
     15,300   Chubb Corporation                                      992,588
     19,100   CIGNA Corporation                                    1,476,669
     15,400   Cincinnati Financial Corporation                       564,025
     29,198   Conseco, Inc.                                          892,364
     21,500   Hartford Financial Services
                 Group, Inc.                                       1,179,812
      9,750   Jefferson-Pilot Corporation                            731,250
      9,300   Lincoln National Corporation                           760,856
     23,900   Marsh & McLennan Companies,
                 Inc.                                              1,396,656
      9,100   MBIA, Inc.                                             596,619
     10,300   MGIC Investment Corporation                            410,069
      6,700   Progressive Corporation                              1,134,812
     12,500   Provident Cos. Inc.                                    518,750
     13,000   SAFECO Corporation                                     558,188
     21,758   St. Paul Companies, Inc.                               756,091
     20,100   SunAmerica, Inc.                                     1,630,612
     12,900   Torchmark, Inc.                                        455,531
      5,800   Transamerica Corporation                               669,900
     17,300   United Healthcare Corporation                          744,981
     12,700   UNUM Corporation                                       741,363
                                                                ------------
                                                                  30,467,638
                                                                ------------
      Investment Companies -- 0.1%
     10,500   Bear Stearns Companies, Inc.                           392,438
     23,300   Franklin Resources, Inc.                               745,600
                                                                ------------
                                                                   1,138,038
                                                                ------------
      Machinery and Heavy Equipment -- 0.4%
     33,300   Caterpillar, Inc.                                    1,531,800
     22,100   Deere & Company                                        732,062
     20,600   Dover Corporation                                      754,475
     15,250   Ingersoll-Rand Company                                 715,797
      9,950   Parker-Hannifin Corporation                            325,863
                                                                ------------
                                                                   4,059,997
                                                                ------------
      Manufacturing -- 0.6%
     20,950   Alcan Aluminum Ltd.                                    566,959
     17,078   Aluminum Company of America                          1,273,379
     36,400   Boston Scientific Corporation+                         975,975
      2,200   Briggs & Stratton Corporation                          109,725
      6,300   Brown-Forman Corporation,
                 Class B                                             476,831
      6,900   Case Corporation                                       150,506
     12,400   Danaher Corporation                                    673,475
      3,500   Milacron, Inc.                                          67,375
      7,040   PACCAR, Inc.                                           289,520
      6,400   Reynolds Metals Company                                337,200
     15,900   Sherwin-Williams Company                               467,063
                                                                ------------
                                                                   5,388,008
                                                                ------------
      Medical Instruments, Services,
          and Supplies -- 2.3%
      5,200   Bard (C.R.), Inc.                                      257,400
     26,500   Baxter International, Inc.                           1,704,281
     10,400   Biomet, Inc.                                           418,600
     18,600   Cardinal Health, Inc.                                1,411,275
     13,900   Guidant Corporation                                  1,532,475
     43,100   HBO & Company                                        1,236,431
     39,189   HEALTHSOUTH Corporation+                               604,980
    124,700   Johnson & Johnson Company                           10,459,213
     45,500   Medtronic, Inc.                                      3,378,375
      2,400   Shared Medical Systems
                 Corporation                                         119,700
      7,750   St. Jude Medical, Inc.+                                214,578
                                                                ------------
                                                                  21,337,308
                                                                ------------
      Metals and Mining -- 0.3%
     18,127   Allegheny Teldyne, Inc.                                370,471
      3,600   ASARCO, Inc.                                            54,225
     34,600   Barrick Gold Corporation                               674,700
     21,200   Battle Mountain Gold Company                            87,450
      8,600   Cyprus Amax Minerals Company                            86,000
     15,300   Freeport McMoRan Copper &
                 Gold, Class B                                       159,694
     22,200   Homestake Mining Company                               203,962
     15,300   Inco Ltd.                                              161,606
        900   NACCO Industries Inc., Class A                          82,800
     15,455   Newmont Mining Corporation                             279,156
      5,400   Phelps Dodge Corporation                               274,725
     23,000   Placer Dome, Inc.                                      264,500
                                                                ------------
                                                                   2,699,289
                                                                ------------
      Natural Gas -- 0.3%
      7,700   Columbia Gas System, Inc.                              444,675
      8,900   Consolidated Natural Gas
                 Company                                             480,600
     30,665   Enron Corporation                                    1,749,822
      4,200   NICOR, Inc.                                            177,450
      2,700   ONOEK, Inc.                                             97,538
     10,200   Sonat, Inc.                                            276,037
                                                                ------------
                                                                   3,226,122
                                                                ------------
      News and Publishing -- 0.7%
     26,100   Gannett Company, Inc.                                1,683,450
     50,194   Kimberly-Clark Corporation                           2,735,573
      7,300   Knight-Ridder, Inc.                                    373,212
     16,900   New York Times Company, Class A                        586,219
      7,400   Times Mirror Company (New),
                 Class A                                             414,400
     11,000   Tribune Company                                        726,000
                                                                ------------
                                                                   6,518,854
                                                                ------------
      Oil -- 5.4%
      8,400   Amerada Hess Corporation                               417,900
      8,900   Apache Corporation                                     225,281
      7,000   Ashland, Inc.                                          338,625
     29,800   Atlantic Richfield Company                           1,944,450
     30,320   Baker Hughes, Inc.                                     536,285
     60,500   Chevron Corporation                                  5,017,719
     19,600   Coastal Corporation                                    684,775
    225,400   Exxon Corporation                                   16,482,375
     40,800   Halliburton Company                                  1,208,700
     10,100   Louisiana Land & Exploration
                 Company                                             184,956
      5,400   McDermott International, Inc.                          133,313
     72,300   Mobil Corporation                                    6,299,137
     32,300   Occidental Petroleum Corporation                       545,063
      9,800   Oryx Energy Company+                                   131,688
     23,800   Phillips Petroleum Company                           1,014,475
    198,800   Royal Dutch Petroleum Company                        9,517,550
      8,700   Sunoco, Inc.                                           313,744
     15,600   Tenneco, Inc.                                          531,375
     49,600   Texaco, Inc.                                         2,622,600
     22,800   Union Pacific Corporation                            1,027,425
     23,255   Union Pacific Resources Group                          210,748
     22,200   Unocal Corporation                                     647,962
     28,500   USX-Marathon Group                                     858,562
                                                                ------------
                                                                  50,894,708
                                                                ------------
      Oil Equipment and Services -- 0.3%
      4,700   Helmerich & Payne, Inc.                                 91,062
     50,630   Schlumberger Ltd.                                    2,335,309
                                                                ------------
                                                                   2,426,371
                                                                ------------
      Paper and Forest Products -- 0.5%
      4,900   Bemis Company, Inc.                                    185,894
      5,200   Boise Cascade Corporation                              161,200
      8,700   Champion International
                 Corporation                                         352,350
     20,325   Fort James Corporation                                 813,000
      8,600   Georgia-Pacific Corporation                            503,637
      4,300   Harnischfeger Industries, Inc.                          43,806
     28,519   International Paper Company                          1,278,008
      9,600   Mead Corporation                                       281,400
      2,700   Potlatch Corporation                                    99,563
     18,350   Weyerhaeuser Company                                   932,409
     10,300   Willamette Industries, Inc.                            345,050
                                                                ------------
                                                                   4,996,317
                                                                ------------
      Personal Items -- 2.7%
     27,100   Colgate-Palmolive Company                            2,516,913
    102,820   Gillette Company                                     4,967,491
      9,900   International Flavors &
                 Fragrances, Inc.                                    437,456
      3,400   Jostens, Inc.                                           89,038
    123,000   Procter & Gamble Company                            11,231,437
     76,200   Warner-Lambert Company                               5,729,287
                                                                ------------
                                                                  24,971,622
                                                                ------------
      Petroleum Refining -- 0.2%
     11,100   Anadarko Petroleum
                 Corporation                                         342,712
      7,800   Rowan Companies+                                        78,000
     39,700   Williams Companies, Inc.                             1,238,144
                                                                ------------
                                                                   1,658,856
                                                                ------------
      Pharmaceuticals -- 3.4%
      8,100   ALZA Corporation                                       423,225
     92,120   Bristol-Myers Squibb Company                        12,326,807
    102,000   Lilly (Eli) & Company                                9,065,250
     47,120   Pharmacia & Upjohn, Inc.                             2,668,170
    136,300   Schering-Plough Corporation                          7,530,575
                                                                ------------
                                                                  32,014,027
                                                                ------------
      Photographic Equipment and Supplies -- 0.2%
     30,000   Eastman Kodak Company                                2,160,000
      3,950   Polaroid Corporation                                    73,816
                                                                ------------
                                                                   2,233,816
                                                                ------------
      Printing and Publishing -- 0.3%
      6,500   American Greetings Corporation,
                 Class A                                             266,906
     12,600   Donnelley (R.R.) & Sons Company                        552,038
     15,740   Dun & Bradstreet Corporation                           496,794
      9,200   McGraw-Hill, Inc.                                      937,250
      9,150   Westvaco Corporation                                   245,334
                                                                ------------
                                                                   2,498,322
                                                                ------------
      Railroads -- 0.1%
     35,200   Norfolk Southern Corporation                         1,115,400
                                                                ------------
      Recreation -- 0.3%
     55,200   Carnival Corporation, Class A                        2,649,600
                                                                ------------
      Research and Development -- 0.3%
     23,400   Amgen, Inc.+                                         2,446,762
                                                                ------------
      Retail -- Store -- 4.9%
     25,500   American Stores Company                                941,906
      9,200   Circuit City Stores-- Circuit City
                 Group                                               459,425
     10,080   Consolidated Stores Corporation+                       203,490
     19,917   Costco Companies, Inc.+                              1,437,758
     36,182   CVS Corporation                                      1,990,010
     40,800   Dayton Hudson Corporation                            2,213,400
     10,200   Dillard's, Inc.                                        289,425
     17,000   Dollar General Corporation                             401,625
     19,400   Federated Department Stores+                           845,113
     53,925   Gap, Inc.                                            3,033,281
     45,700   K-mart Corporation+                                    699,781
     14,600   Kohls Corporation+                                     896,988
     20,964   Limited, Inc.                                          610,577
      3,400   Long's Drug Stores Company                             127,500
     21,700   May Department Stores Company                        1,310,137
     14,200   Meyer Fred, Inc.+                                      855,550
     13,600   Nordstrom, Inc.                                        471,750
     23,300   Penney (J.C.) Company, Inc.                          1,092,188
     23,800   Rite Aid Corporation                                 1,179,587
      3,200   Russell Corporation                                     65,000
     45,100   Safeway, Inc.+                                       2,748,281
     35,900   Sears, Roebuck & Company                             1,525,750
     28,900   Staples, Inc.+                                       1,262,569
     29,900   TJX Companies, Inc.                                    867,100
     24,250   Toys R Us, Inc.+                                       409,219
    208,900   Wal-Mart Stores, Inc.                               17,012,294
     46,200   Walgreen Company                                     2,705,587
                                                                ------------
                                                                  45,655,291
                                                                ------------
      Savings and Loan Associations -- 0.1%
      5,300   Golden West Financial
                 Corporation                                         485,944
                                                                ------------
      Soaps and Detergents -- 0.1%
      9,600   Clorox Company                                       1,121,400
                                                                ------------
      Steel -- 0.1%
     11,900   Bethlehem Steel Corporation+                            99,663
      7,900   Nucor Corporation                                      341,675
      5,700   Timken Company                                         107,588
      8,140   USX-U.S. Steel Group, Inc.                             187,220
      8,725   Worthington Industries, Inc.                           109,062
                                                                ------------
                                                                     845,208
                                                                ------------
      Technology -- 0.8%
    102,300   Ameritech Corporation                                6,483,262
      9,600   ITT Industries                                         381,600
      4,000   Millipore Corporation                                  113,750
      4,600   Perkin-Elmer Corporation                               448,788
                                                                ------------
                                                                   7,427,400
                                                                ------------
      Telecommunications -- 9.7%
     53,000   AirTouch Communications, Inc.                        3,822,625
     25,466   ALLTEL Corporation                                   1,523,185
      7,737   Andrew Corporation+                                    127,661
     20,150   Ascend Communications, Inc.+                         1,324,863
    167,506   AT&T Corporation                                    12,604,826
    143,962   Bell Atlantic Corporation                            7,629,986
    181,400   BellSouth Corporation                                9,047,325
     34,200   Comcast Corporation Special,
                 Class A (non-voting)                              2,007,113
     15,800   Frontier Corporation                                   537,200
     15,500   General Instrument Corporation+                        526,031
    121,874   Lucent Technologies, Inc.                           13,406,140
    170,007   MCI Worldcom, Inc.+                                 12,198,002
     26,700   NEXTEL Communications, Inc.+                           630,788
     60,500   Northern Telecommunications
                 Ltd.                                              3,032,562
    181,400   SBC Communications                                   9,727,575
     39,900   Sprint Corporation                                   3,356,587
     38,550   Sprint PCS+                                            891,469
     49,886   Tele-Communications Inc.,
                 Class A+                                          2,759,319
     46,558   US West, Inc.                                        3,008,811
     32,400   Viacom Inc., Class B+                                2,397,600
                                                                ------------
                                                                  90,559,668
                                                                ------------
      Tire and Rubber -- 0.1%
      7,000   Cooper Tire & Rubber
                 Company                                             143,063
      6,900   Goodrich (B.F.) Company                                247,537
     14,500   Goodyear Tire & Rubber
                 Company                                             731,344
                                                                ------------
                                                                   1,121,944
                                                                ------------
      Tobacco -- 0.1%
     30,100   RJR Nabisco Holdings
                 Corporation                                         893,594
                                                                ------------
      Transportation -- 0.3%
     43,489   Burlington Northern Santa Fe                         1,467,754
     13,580   FDX Corporation+                                     1,208,620
      6,700   Ryder System, Inc.                                     174,200
                                                                ------------
                                                                   2,850,574
                                                                ------------
      Utilities -- 2.3%
     16,700   AES Corporation+                                       791,163
     12,600   Ameren Corporation                                     537,863
     17,600   American Electric Power Company,
                 Inc.                                                828,300
     13,750   Baltimore Gas & Electric Company                       424,531
     13,900   Carolina Power & Light Company                         654,169
     19,600   Central & Southwest Corporation                        537,775
     14,634   Cinergy Corporation                                    503,044
     21,600   Consolidated Edison Company                          1,142,100
     18,100   Dominion Resources, Inc.                               846,175
     13,400   DTE Energy Company                                     574,525
     33,570   Duke Energy Company                                  2,150,578
     32,700   Edison International                                   911,512
     22,700   Entergy Corporation                                    706,537
     21,827   FirstEnergy Corporation                                710,742
     16,700   FPL Group, Inc.                                      1,029,137
     11,800   GPU, Inc.                                              521,413
     26,795   Houston Industries, Inc.                               860,789
      3,800   National Service Industries, Inc.                      144,400
     10,600   New Century Energies, Inc.                             516,750
     17,300   Niagara Mohawk Power
                 Corporation+                                        278,963
     14,000   Northern States Power Company                          388,500
     27,600   PacifiCorp                                             581,325
     20,800   PECO Energy Company                                    865,800
      3,300   People's Energy Corporation                            131,588
     35,500   PG & E Corporation                                   1,118,250
     13,800   PP & L Resources, Inc.                                 384,675
     64,600   Southern Company                                     1,877,437
     26,215   Texas Utilities Company                              1,223,913
     20,000   Unicom Corporation                                     771,250
                                                                ------------
                                                                  22,013,204
                                                                ------------
      Waste Management -- 0.3%
     16,100   Browning-Ferris Industries, Inc.                       457,844
     30,600   Laidlaw Inc., Class B (non-voting)                     307,912
     53,253   Waste Management, Inc.                               2,482,921
                                                                ------------
                                                                   3,248,677
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $603,280,305)                                            924,291,271
                                                                ------------
U.S. TREASURY BILLS -- 0.3%
    (Cost $2,979,126)
  3,000,000   1.83%++ due 03/04/1999**                             2,979,127
                                                                ------------
Principal
Amount
---------

REPURCHASE AGREEMENT -- 1.7%
    (Cost  $15,765,000)
      $15,765,000    Agreement with State Street
                           Bank and Trust Company,
                           4.850% dated 12/31/1998,
                           to be repurchased at
                           $15,773,496 on 01/04/1999,
                           collateralized by $13,155,000
                           U.S. Treasury Bond, 7.250%
                           maturing 05/15/2016
                           (value $16,081,909)                    15,765,000
                                                                ------------
TOTAL INVESTMENTS
    (Cost $622,024,431*)                     100.5%              943,035,398
OTHER ASSETS AND
    LIABILITIES (Net)                         (0.5)              (4,554,428)
                                              ----              ------------
NET ASSETS                                   100.0%             $938,480,970
                                              ====              ============

  * Aggregate cost for Federal tax purposes.
 ** Securities pledged as collateral for futures contracts.
  + Non-income producing security.
 ++ Rate represents annualized yield at date of purchase.

Number of                                                         Unrealized
Contracts                                                       Appreciation
-------                                                         ------------
FUTURES CONTRACTS -- LONG POSITION
      55      S&P 500 Index March 1999                              $656,123
                                                                    ========


                     See Notes to Financial Statements.
Munder Index 500 Fund
Statement of Assets and Liabilities, December 31, 1998 (Unaudited)


ASSETS:
Investments, at value (Cost $622,024,431)
 See accompanying schedules:
    Securities  .............................     $927,270,398
    Repurchase Agreements  ..................       15,765,000
                                                   -----------
Total Investments  ..........................      943,035,398
Cash  .......................................           11,963
Interest receivable  ........................            2,124
Dividends receivable  .......................        1,059,961
Receivable for investment securities sold  ..        5,437,655
Receivable for Fund shares sold  ............        9,233,830
Receivable for future variation margin  .....           48,040
Prepaid expenses and other assets  ..........           66,122
                                                   -----------
      Total Assets  .........................      958,895,093
                                                   -----------
LIABILITIES:
Payable for Fund shares redeemed  ...........       10,774,223
Payable for investment securities purchased          9,232,878
Investment advisory fee payable  ............           53,253
Administration fee payable  .................           81,453
Shareholder servicing fees payable  .........           42,646
Distribution fees payable  ..................           93,100
Transfer agent fee payable  .................            3,471
Custodian fees payable  .....................           92,120
Accrued Trustees' fees and expenses  ........           11,227
Accrued expenses and other payables  ........           29,752
      Total Liabilities  ....................       20,414,123
                                                   -----------
NET ASSETS  .................................     $938,480,970
                                                  ============

                     See Notes to Financial Statements.

Munder Index 500 Fund
Statement of Assets and Liabilities, December 31, 1998 (Unaudited)

NET ASSETS consist of:
Undistributed net investment income  ........     $    223,636
Accumulated net realized gain on investments
  sold, forward foreign exchange contracts,
  futures contracts and currency
  transactions  .............................        2,892,474
Net unrealized appreciation of investments,
  futures contracts, foreign currency and
  net other assets  .........................      321,667,090
Par value  ..................................           35,734
Paid-in capital in excess of par value  .....      613,662,036
                                                  ------------
                                                  $938,480,970
                                                  ============
NET ASSETS:
Class A Shares  .............................     $245,959,063
                                                  ============
Class B Shares  .............................     $179,161,742
                                                  ============
Class K Shares  .............................     $212,410,885
                                                  ============
Class Y Shares  .............................     $300,949,280

SHARES OUTSTANDING:
Class A Shares  .............................        9,370,582
                                                  ============
Class B Shares  .............................        6,818,352
                                                  ============
Class K Shares  .............................        8,094,678
                                                  ============
Class Y Shares  .............................       11,450,087
                                                  ============
CLASS A SHARES:
Net asset value and redemption price per
  share  ....................................     $      26.25
                                                  ============
Maximum sales charge  .......................             2.50%
Maximum offering price per share  ...........     $      26.92
                                                  ============
CLASS B SHARES:
Net asset value and offering price per
  share*  ...................................     $      26.28
                                                  ============
CLASS K SHARES:
Net asset value, offering price and
  redemption price per share  ...............     $      26.24
                                                  ============
CLASS Y SHARES:
Net asset value, offering price and
  redemption price per share  ...............     $      26.28
                                                  ============

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                     See Notes to Financial Statements.

Munder Index 500 Fund
Statement of Operations, Period Ended December 31, 1998 (Unaudited)

INVESTMENT INCOME:
Interest  ...................................     $   656,032
Dividends (Net of foreign withholding taxes
  of $28,983)  ..............................       6,014,315
                                                   ----------
      Total investment income  ..............       6,670,347
                                                   ----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares  ...........................         126,115
  Class B Shares  ...........................         326,550
Shareholder servicing fees:
  Class K Shares  ...........................         221,023
Investment advisory fee  ....................         516,624
Administration fee  .........................         440,595
Transfer agent fee  .........................         112,603
Custodian fees  .............................         128,793
Legal and audit fees  .......................          47,172
Trustees' fees and expenses  ................          19,389
Registration and filing fees  ...............          26,701
Other  ......................................         132,678
                                                   ----------
      Total Expenses  .......................       2,098,243
Fees waived by investment advisor  ..........        (227,285)
                                                   ----------
      Net Expenses  .........................       1,870,958
                                                   ----------
NET INVESTMENT INCOME  ......................       4,799,389
                                                   ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:  .............
  Security transactions  ....................       8,289,683
  Forward foreign exchange contracts  .......             (20)
  Futures contracts  ........................      (1,827,847)
  Foreign currency transactions  ............              11
Net change in unrealized appreciation/(depreciation) of:
    Securities  .............................      65,495,525
    Futures contracts  ......................         (23,424)
    Foreign currency and net other assets  ..              35
                                                   ----------
Net realized and unrealized gain on
  investments  ..............................      71,933,963
                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS  ...............................     $76,733,352
                                                  ===========

                     See Notes to Financial Statements.

Munder Index 500 Fund
Statement of Changes in Net Assets


                                                    Period
                                                    Ended                Year
                                                    12/31/98             Ended
                                                    (Unaudited)          6/30/98
                                                    -----------          -------
Net investment income  ......................     $  4,799,389      $  8,883,915
Net realized gain on investments sold  ......        6,461,827        33,333,607
Net change in unrealized appreciation of
  investments  ..............................       65,472,136       129,730,391
                                                  ------------      ------------
Net increase in net assets resulting from
  operations  ...............................       76,733,352       171,947,913
Dividends to shareholders from net
  investment income:
    Class A Shares  .........................       (1,238,926)       (1,934,743)
    Class B Shares  .........................         (611,839)         (841,512)
    Class K Shares  .........................         (924,622)       (1,499,498)
    Class Y Shares  .........................       (1,800,366)       (4,498,789)
Distributions to shareholders from net
 realized gains:
    Class A Shares  .........................       (2,169,071)      (10,783,436)
    Class B Shares  .........................       (1,537,617)       (7,428,003)
    Class K Shares  .........................       (1,904,925)      (10,764,825)
    Class Y Shares  .........................       (2,728,139)      (24,608,492)
Net increase/(decrease) in net assets from
 Fund share transactions:
    Class A Shares  .........................       23,423,627        93,474,978
    Class B Shares  .........................       34,170,321        55,275,429
    Class K Shares  .........................       28,916,893        88,663,914
    Class Y Shares  .........................      (39,685,852)      (69,550,686)
                                                  ------------      ------------
Net increase in net assets  .................      110,642,836       277,452,250
NET ASSETS:
Beginning of period  ........................      827,838,134       550,385,884
                                                  ------------      ------------
End of period  ..............................     $938,480,970      $827,838,134
                                                  ============      ============
Undistributed net investment income  ........     $    223,636      $     --
                                                  ============      ============

                     See Notes to Financial Statements.

Munder Index 500 Fund(a)
For a Share Outstanding Throughout Each Period

                                                                             A Shares
                                           -----------------------------------------------------------------------------------
                                           Period
                                           Ended         Year          Year          Year          Period        Year
                                           12/31/98      Ended         Ended         Ended         Ended         Ended
                                           (Unaudited)   6/30/98       6/30/97       6/30/96(f)    6/30/95(d)    2/28/95(e,f)
                                           -----------   -------       -------       ----------    ----------    ------------
Net asset value, beginning of period  ..   $  24.45      $  20.94      $ 16.16       $ 13.80       $12.39        $12.06
                                           --------      --------      -------       -------       ------        ------
Income from investment operations:
Net investment income  .................       0.14          0.31         0.34          0.33         0.09          0.29
Net realized and unrealized gain on
  investments  .........................       2.04          5.49         5.04          3.09         1.46          0.50
                                           --------      --------      -------       -------       ------        ------
Total from investment operations  ......       2.18          5.80         5.38          3.42         1.55          0.79
                                           --------      --------      -------       -------       ------        ------
Less distributions:
Dividends from net investment income  ..      (0.14)        (0.30)       (0.33)        (0.34)       (0.14)        (0.29)
Distributions from net realized gains  .      (0.24)        (1.99)       (0.27)        (0.72)         --          (0.17)
                                           --------      --------      -------       -------       ------        ------
Total distributions  ...................      (0.38)        (2.29)       (0.60)        (1.06)       (0.14)        (0.46)
                                           --------      --------      -------       -------       ------        ------
Net asset value, end of period  ........   $  26.25      $  24.45      $ 20.94       $ 16.16       $13.80        $12.39
                                           ========      ========      =======       =======       ======        ======
Total return (b)  ......................       9.01%        29.61%       33.97%        25.51%       12.58%         6.81%
                                           ========      ========      =======       =======       ======        ======
Ratios to average net assets/
supplemental data:
Net assets, end of period (in 000's)  ..   $245,959      $205,660      $88,988       $21,800       $  684        $  429
Ratio of operating expenses to average
  net assets  ..........................       0.44%(c)      0.39%        0.39%         0.36%        0.50%(c)      0.50%
Ratio of net investment income to
  average net assets  ..................       1.17%(c)      1.38%        1.91%         2.28%        2.41%(c)      2.49%
Portfolio turnover rate  ...............          5%            8%          11%            8%           6%            7%
Ratio of operating expenses to average
  net assets without waivers  ..........       0.49%(c)      0.45%        0.49%         0.54%        0.63%(c)      0.64%

---------
(a) The Munder Index 500 Fund Class A Shares, Class B Shares and Class Y Shares commenced operations on December 9, 1992, October 31, 1995 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.



                         B Shares
---------------------------------------------------------
    Period
    Ended         Year          Year          Period
    12/31/98      Ended         Ended         Ended
    (Unaudited)   6/30/98       6/30/97       6/30/96(f)
    -----------   -------       -------       ----------
    $  24.48      $  20.94      $ 16.16       $ 14.76
    --------      --------      -------       -------

        0.10          0.22         0.29          0.20
        2.04          5.50         5.03          2.15
    --------      --------      -------       -------
        2.14          5.72         5.32          2.35
    --------      --------      -------       -------

       (0.10)        (0.19)       (0.27)        (0.23)
       (0.24)        (1.99)       (0.27)        (0.72)
    --------      --------      -------       -------
       (0.34)        (2.18)       (0.54)        (0.95)
    --------      --------      -------       -------
    $  26.28      $  24.48      $ 20.94       $ 16.16
    ========      ========      =======       =======
        8.83%        29.17%       33.57%        16.51%
    ========      ========      =======       =======

    $179,162      $132,783      $61,738       $14,811
        0.74% (c)     0.73%        0.74%         0.71%(c)
        0.87% (c)     1.03%        1.56%         1.93%(c)
           5%            8%          11%            8%

        0.79% (c)     0.80%        0.84%         0.89%(c)


                                         Y Shares
----------------------------------------------------------------------------
    Period
    Ended         Year          Year          Year          Period        Year
    12/31/98      Ended         Ended         Ended         Ended         Ended
    (Unaudited)   6/30/98       6/30/97       6/30/96(f)    6/30/95(d)    2/28/95(e,f)
    -----------   -------       -------       ----------    ----------    ------------

    $  24.48      $  20.97      $  16.17      $  13.81      $  12.40      $  12.07
    --------      --------      --------      --------      --------      --------

        0.16          0.34          0.35          0.36          0.11          0.32
        2.03          5.49          5.06          3.07          1.46          0.50
    --------      --------      --------      --------      --------      --------
        2.19          5.83          5.41          3.43          1.57          0.82
    --------      --------      --------      --------      --------      --------

       (0.15)        (0.33)        (0.34)        (0.35)        (0.16)        (0.32)
       (0.24)        (1.99)        (0.27)        (0.72)         --           (0.17)
    --------      --------      --------      --------      --------      --------
       (0.39)        (2.32)        (0.61)        (1.07)        (0.16)        (0.49)
    --------      --------      --------      --------      --------      --------
    $  26.28      $  24.48      $  20.97      $  16.17      $  13.81      $  12.40
    ========      ========      ========      ========      ========      ========
        9.06%        29.76%        34.19%        25.61%        12.69%         7.06%
    ========      ========      ========      ========      ========      ========

    $300,949      $320,756      $338,406      $174,693      $124,902      $100,024
        0.29%(c)      0.29%         0.29%         0.26%         0.25%(c)      0.25%
        1.32%(c)      1.47%         2.01%         2.38%         2.66%(c)      2.74%
           5%            8%           11%            8%            6%            7%

        0.34%(c)      0.35%         0.39%         0.44%         0.38%(c)      0.39%

                   [ This Page Intentionally Left Blank ]

Munder Index 500 Fund
Notes To Financial Statements, December 31, 1998

1. Organization and Significant Accounting Policies

      The Munder Funds Trust ("MFT") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end investment company, and was organized as a Massachusetts business trust on August 30, 1989 and consists of 14 portfolios currently in operation. Information presented in these financial statements pertains only to the Munder Index 500 Fund (the "Fund"). The financial statements for the other funds of MFT are presented in separate reports.

      The Fund offers four classes of shares -- Class A, Class B, Class K and Class Y Shares. The Financial Highlights of Class K Shares of the Fund is presented in a separate annual report. The Fund is classified as a diversified management investment company under the 1940 Act.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

      Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities and securities and assets for which market quotations are not readily available, are valued at fair value by Munder Capital Management (the "Advisor"), under the supervision of the Board of Trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Board of Trustees determines that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

      Futures Contracts: The Fund may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/ (depreciation), if any, is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      Options: The Fund may write put or call options on securities they own or have the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.


      When a Fund purchases an option, the premium paid by the Fund is recorded as an asset. When a Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will recognize a gain if the premium received by the Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the net premium received for the option. When the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund.

      Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The Advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

      Loans of Portfolio Securities: The Fund may lend portfolio securities, up to 25% of the value of the Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Fund will receive any interest or dividends paid on the loaned securities. The Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Fund are allocated based upon relative net assets. Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least quarterly by the Fund. The Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.


      Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. Investment Advisor, Custodian and Other Related Party Transactions

      For its advisory services, the Advisor is entitled to receive a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at an annual rate of 0.20% based on assets up to $250 million; 0.12% based on assets between $250 and $500 million; 0.07% based on assets exceeding $500 million.

      The Advisor has waived fees of $227,285 payable by the Fund, for the period ended December 31, 1998, as reflected in the Statement of Operations.

      Effective July 2, 1998 Comerica Bank ("Comerica") acquired an additional interest in the Advisor whereby it now owns approximately 88% of the Advisor. Comerica is the custodian and provides certain shareholder services to the Fund. Comerica does not receive compensation as custodian. As compensation for the shareholder services provided to the Fund, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $41,334 for its shareholder services to the Fund for the period ended December 31, 1998.

      Each Trustee of MFT is paid an aggregate fee for services provided as a Board member of MFT, The Munder Funds, Inc., The Munder Framlington Funds Trust and St. Clair Funds, Inc. The fee consists of a $30,000 annual retainer for services in such capacity plus $2,500 for each Board meeting attended, plus out-of-pocket expenses related to attendance at such meetings. No officer, director or employee of the Advisor or Comerica received any compensation from MFT.

3. Shareholder Distribution and Service Plans

      The Fund has adopted a Service Plan and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A and Class B Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Fund. The Class B Plan also permits payments to be made by the Fund to the Distributor for expenditures incurred by the Distributor in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Fund). The Fund has also adopted a Shareholder Servicing Plan (the "Class K Plan") for the Class K Shares of the Fund. Under the Class K Plan, the Fund is permitted to enter into agreements with institutions that provide shareholder services to their customers. For the period ended December 31, 1998, the contractual rates, as a percentage of average daily net assets, under the Plans and Class K Plan are as follows:


                   Class A Shares    Class B Shares    Class K Shares
                     12b-1 Fees        12b-1 Fees       Service Fees
                     ----------        ----------       ------------
The Fund  .....         0.15%             0.45%             0.25%

4. Securities Transactions

      Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $87,509,921 and $42,898,511 respectively, for the period ended December 31, 1998.

      At December 31, 1998, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $337,935,978 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $16,925,012.

5. Common Stock

      At December 31, 1998, an unlimited amount of shares of beneficial interest $0.01 par value were authorized for the Fund. Changes in shares of beneficial interest for the Fund were as follows:


                                                      Period Ended                         Year Ended
                                                        12/31/98                            6/30/98
                                             --------------------------------      ------------------------------
Class A Shares:                                 Shares            Amount            Shares            Amount
                                                ------            ------            ------            ------
  Sold  ................................       3,520,117       $ 84,970,650        7,712,233        $174,197,902
  Issued as reinvestment of dividends  .          63,172          1,540,659          199,979          4,221,414
  Redeemed  ............................      (2,622,975)       (63,087,682)      (3,750,716)       (84,944,338)
                                              ----------        -----------       ----------        -----------
  Net increase  ........................         960,314       $ 23,423,627        4,161,496       $ 93,747,978
                                              ==========        ===========       ==========        ===========


                                                      Period Ended                         Year Ended
                                                        12/31/98                            6/30/98
                                               -------------------------------   ------------------------------
Class B Shares:                                 Shares            Amount            Shares            Amount
                                                ------            ------            ------            ------
  Sold  ................................       1,842,439       $ 44,398,180        2,696,194         $60,486,745
  Issued as reinvestment of dividends  .          36,610           898,751,          134,247         2,819,935
  Redeemed  ............................        (484,951)       (11,126,610)        (354,470)       (8,031,251)
                                               ---------       ------------        ---------       -----------
  Net increase  ........................       1,394,098       $ 34,170,321        2,475,971       $55,275,429
                                               =========       ============        =========       ===========


                                                      Period Ended                         Year Ended
                                                        12/31/98                            6/30/98
                                               ----------------------------        -----------------------------
Class K Shares:                                 Shares            Amount            Shares            Amount
                                                ------            ------            ------            ------
  Sold  ................................       1,994,963       $ 47,798,531        5,527,348        $123,539,189
  Issued as reinvestment of dividends  .             278              6,785            1,239             26,046
  Redeemed  ............................        (800,337)       (18,888,423)      (1,553,772)       (34,901,321)
                                               ---------       ------------        ---------       ------------
  Net increase  ........................       1,194,904       $ 28,916,893        3,974,815       $ 88,663,914
                                               =========       ============        =========       ===========


                                                      Period Ended                         Year Ended
                                                        12/31/98                            6/30/98
                                               -------------------------------      --------------------------
Class Y Shares:                                 Shares            Amount            Shares            Amount
                                                ------            ------            ------            ------
  Sold  ................................       1,197,753       $ 28,913,380        3,994,223      $  88,239,520
  Issued as reinvestment of dividends  .           4,070             97,246           33,540            705,826
  Redeemed  ............................      (2,856,489)       (68,696,478)      (7,060,235)      (158,496,032)
                                               ---------       ------------        ---------       -----------
  Net decrease  ........................      (1,654,666)      $(39,685,852)      (3,032,472)     $ (69,550,686)
                                               =========       ============        =========       ============

                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee Munder

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Gerald L. Seizert, Vice President
               Paul D. Tobias, Vice President
               Lisa Anne Rosen, Secretary and Assistant Treasurer
               Therese Hogan, Assistant Secretary

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               First Data Investor Services Group, Inc.
               53 State Street
               Boston, MA  02109

ADMINISTRATOR & SUB-CUSTODIAN
               State Street Bank & Trust Company
               1776 Heritage Drive
               North Quincy, MA 02171

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

CUSTODIAN
               Comerica Bank
               411 West Lafayette
               Detroit, MI  48226

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116

                                          (OUTSIDE BACK COVER)

SANNINX1298

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.